FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST SEMIANNUAL REPORT
TABLE OF CONTENTS                                     [GRAPHIC OMITTED]

Letter to Contract Owners ........................................   2
Fund Summaries
Funds Seeking Capital Growth
 Franklin Aggressive Growth Securities Fund ......................   FA-1
 Franklin Global Health Care Securities Fund .....................   FGH-1
 Franklin Large Cap Growth Securities Fund
    (formerly Franklin Capital Growth Fund) ......................   FL-1
    Prospectus Supplement ........................................   FL-5
 Franklin S&P 500 Index Fund .....................................   FSP-1
    Prospectus Supplement ........................................   FSP-4
 Franklin Small Cap Fund .........................................   FS-1
 Franklin Technology Securities Fund .............................   FT-1
 Mutual Discovery Securities Fund ................................   MD-1
 Templeton Developing Markets Securities Fund
    (formerly Templeton Developing Markets Fund) .................   TD-1
 Templeton Growth Securities Fund
    (formerly Templeton Global Growth Fund) ......................   TG-1
 Templeton International Securities Fund
    (formerly Templeton International Fund) ......................   TI-1
 Templeton International Smaller Companies Fund ..................   TIS-1
 Templeton Pacific Growth Securities Fund
    (formerly Templeton Pacific Growth Fund) .....................   TP-1
Funds Seeking Growth and Income
 Franklin Global Communications Securities Fund
    (formerly Franklin Global Utilities Securities Fund) .........   FGC-1
 Franklin Growth and Income Securities Fund
    (formerly Franklin Growth and Income Fund) ...................   FGI-1
 Franklin Income Securities Fund .................................   FI-1
 Franklin Natural Resources Securities Fund ......................   FN-1
 Franklin Real Estate Fund .......................................   FRE-1
 Franklin Rising Dividends Securities Fund .......................   FRD-1
 Franklin Value Securities Fund ..................................   FV-1
 Mutual Shares Securities Fund ...................................   MS-1
 Templeton Asset Strategy Fund
    (formerly Templeton Asset Allocation Fund) ...................   TA-1
Funds Seeking Income
 Franklin High Income Fund .......................................   FH-1
 Franklin Strategic Income Securities Fund .......................   FSI-1
 Franklin U.S. Government Fund ...................................   FUS-1
 Franklin Zero Coupon Funds  .....................................   FZ-1
 Templeton Global Income Securities Fund .........................   TGI-1
Fund Seeking Capital Preservation and Income
 Franklin Money Market Fund ......................................   FM-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

We are pleased to bring you Franklin Templeton Variable Insurance Products Trust's semiannual report for the period ended June 30, 2000.

During the first six months of 2000, many of the world's economies strengthened, in contrast to the U.S. economy, which began to show the first signs of slowing toward the period's end. Abroad, those countries in the European Union were able to take advantage of the euro's weakness to bolster exports and create jobs, pushing the region's unemployment to its lowest level in seven years. Many Asian and Latin American emerging countries' economies also enjoyed brisk growth during the period, with steadier consumer consumption replacing exports and government spending as the principal foundation for growth. The Japanese economy recently reported a 2.4% annualized increase in its gross domestic product (GDP) for the first quarter of 2000, the highest in four years.

It was a different story in the U.S., as the Federal Reserve Board (the Fed) continued to raise short-term interest rates in an effort to stem what they apparently believed was a rising inflation threat as a result of the super-heated economy. The first signs of a slowdown appeared in March, when retail sales, new vehicle sales and housing starts fell, and this trend continued into June, reinforcing the possibility that the economy was indeed decelerating.

In spite of the generally strong economic backdrop, most stock markets around the globe ended the period in negative territory, weighed down by rising interest rates. However, this environment affected various stocks differently, and the end result does not tell the entire story.

For the stock markets, the beginning of the period witnessed the continuance of many investors' ravenous appetites for "new economy" stocks -- technology, biotechnology, telecommunications and Internet-related companies -- seemingly at the expense of "old economy" stocks, which meant almost everything else. Taking a cue from the end of 1999 and apparently fueled by a rapidly increasing money supply and central bank reluctance to raise rates in anticipation of potential Y2K problems, investors jumped into these new economy stocks, and many rocketed in the first two months of 2000. This was most obvious in the U.S., where at its peak on March 10, 2000, the technology-heavy Nasdaq(R) had increased 24.1% since the start of the year, but this "tech mania" also included technology companies in Europe and Japan, which saw the prices of some of their hottest stocks double, triple and more.(1) However, many of these stocks ran out of gas in March with the Nasdaq falling 37.3% from its high, as investor confidence waned following recurrent Fed interest-rate increases. For the period, the Nasdaq returned -2.02%.

While new economy stocks were grabbing headlines, it was some of the old economy stocks that were the best performers in the period. Supported by oil prices hovering around $29 a barrel and natural gas prices at three-year highs, many energy-related company stocks increased significantly. Likewise, pharmaceutical stocks rose strongly, as investors seemed to feel that an aging world population would likely increase the demand for such companies' products regardless of the level of economic growth or interest rates.

U.S. Treasury and corporate bond prices were volatile in this rising interest-rate environment, partially due to investor uncertainty over the U.S. economy's strength. Surprisingly, many emerging market bonds posted solid performances, bolstered by these countries' improving financial conditions.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ RUPERT H. JOHNSON, JR.

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

(1) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

                                FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability or above-average growth or growth potential as compared with the overall economy.
--------------------------------------------------------------------------------
The six months ended June 30, 2000, proved to be an extremely volatile period for the U.S. stock market. After reaching record highs in March, most of the major market indexes fell dramatically, largely due to investor concerns about inflationary pressures and continued interest-rate tightening by the Federal Reserve Board. Although technology stocks were hit particularly hard, valuation considerations, rather than any change in the sector's fundamentals, seemed to account for the decline in these stocks' share prices. Global technology spending, fueled in large part by the electronic commerce (e-commerce) and communications infrastructure expansion, remained solid and growth for most companies remained robust. This helped their stock prices recover late in the period, as signs of a slowing economy fueled optimism that a "soft landing," or return to more sustainable growth levels, was underway.

Since its inception on May 1, 2000, Franklin Aggressive Growth Securities Fund significantly outperformed the Russell 3000(R) Growth Index and the S&P MidCap 400(R) Index.(1) We attribute the Fund's outperformance, relative to the benchmarks, to the technology sector's strength late in the period. Hardware stocks, particularly semiconductors and telecommunications equipment providers, performed very well in June, as did software and Internet services stocks over the same period. We overweighted semiconductors throughout the period. In our opinion, the outlook for semiconductor companies remains strong, particularly in areas where Internet infrastructure build-out is generating tremendous demand. Some of our larger holdings in this sector included Broadcom, PMC Sierra and Applied Micro Circuits.

(1) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

This horizontal bar chart shows the sector breakdown based on the percentage of total net assets on 6/30/00 for Franklin Aggressive Growth Securities Fund.

Electronic Technology                              33.5%
Technology Services                                24.7%
Health Technology                                   6.0%
Telecommunications                                  4.3%
Commercial Services                                 2.0%
Transportation                                      1.4%
Finance                                             1.2%
Retail Trade                                        1.0%
Producer Manufacturing                              0.4%
Preferred Stocks                                    0.3%
Short-Term Investments
& Other Net Assets                                 25.2%

   Top 10 Holdings
   Franklin Aggressive Growth
   Securities Fund

   6/30/00
   Company                      % of Total
   Sector                       Net Assets
   ---------------------------------------
   Cisco Systems Inc.             1.8%
   Electronic Technology

   Juniper Networks Inc.          1.8%
   Electronic Technology

   Dell Computer Corp.            1.7%
   Electronic Technology

   Niku Corp.                     1.6%
   Technology Services

   SDL Inc.                       1.6%
   Electronic Technology

   Redback Networks Inc.          1.6%
   Electronic Technology

   Sapient Corp.                  1.5%
   Technology Services

   Viant Corp.                    1.5%
   Technology Services

   Applied Micro
   Circuits Corp.                 1.5%
   Electronic Technology

   VERITAS Software Corp.         1.5%
   Technology Services

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

The Fund's performance also benefited from our exposure to biotechnology stocks, which delivered strong performance in June. Holdings in this group included Abgenix and Inhale Therapeutics Systems. The technology and biotechnology sectors host many of the market's fastest growing companies, and we expect to maintain the Fund's exposure to this group for the foreseeable future.

While the technology companies' returns were hard to match during the reporting period, we also looked to other sectors for growth opportunities, and initiated a position in Expeditors International, a leading global logistics management company. We believe that Expeditors should benefit from companies looking to improve their supply-chain efficiency in an environment of expanding international trade.

Looking forward, we are encouraged by the continuing strength of the U.S. economy. Although we expect fears of rising interest rates and inflation to contribute to further market swings, we expect solid growth for many companies, particularly those in the technology sectors. The market's weakness in March and April brought prices of many of our favorite stocks back to what we believe are very reasonable levels, and we will attempt to take advantage of any future market volatility to buy stocks of well-positioned growth companies at what we believe to be attractive valuations.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Aggressive Growth Securities Fund - Class 1 delivered a +12.10% aggregate total return from inception on 5/1/00 through 6/30/00. Total return of Class 1 shares represents the cumulative change in value, assuming reinvestment of dividends and capital gains. Since the Fund has existed for less than one year, average annual total returns are not provided. The manager and administrator had agreed in advance to waive or limit their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that Total Fund Operating Expenses do not exceed 1.00% of the Fund's Class 1 net assets through 2000. Had they not taken this action, the Fund's total return would have been lower. After December 31, 2001, the manager and administrator may end this arrangement at any time.

 Franklin Aggressive Growth Securities Fund - Class 1
 Period ended 6/30/00
                                                            Since
                                                          Inception
                                                           (5/1/00)
 ------------------------------------------------------------------
 Aggregate Total Return                                    +12.10%
 Value of $10,000 Investment                               $11,210

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility, particularly in the technology sector, can dramatically change the Fund's short-term performance; current results may be lower.


Franklin Aggressive
Growth Securities
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                               FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Global Health Care Securities Fund seeks capital appreciation. The Fund invests primarily in U.S. and foreign equity securities issued by large and small capitalization health care companies, including pharmaceutical, biotechnology, medical and health services, and medical supply companies.
--------------------------------------------------------------------------------
This semiannual report of Franklin Global Health Care Securities Fund covers the period ended June 30, 2000. The six months under review were among the most volatile ever for the U.S. equity markets. Investors' apparent ambivalence toward many "new economy" companies contributed to significant upswings and downswings in technology stocks, as well as their "old economy" brethren.
Health care stocks participated in this volatility, particularly the biotechnology sector, which doubled, then halved, then was on pace to double again between the beginning of January and the end of June. Even the traditionally steady pharmaceutical stocks were subject to severe volatility during the period. Amid this turbulence, Franklin Global Health Care Securities Fund outperformed the Standard & Poor's(R) (S&P(R)) Health Care Composite Index and the S&P 500(R) Index.(1)

Our holdings in the biotechnology sector were particularly beneficial to the Fund's performance. Because we believed new product launches and a growing number of profitable companies would extend the sector's rally, which began in 1999, we increased our biotechnology weighting. As expected, prices of many of these stocks soared. To hold on to these gains, we lightened our biotechnology exposure and moved the assets into large-cap pharmaceutical stocks in March. Later in the period, we added to our biotechnology positions, ending the period with a substantial sector investment. Although we expect continued market volatility, we believe biotechnology's favorable fundamentals should fuel the group's long-term performance. Inhale Therapeutics, Amgen and COR Therapeutics remained our favorite stocks in the sector during the review period.

(1) Source: Standard and Poor's Micropal (S&P 500 and S&P Health Care Composite). The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock performance. Since some industries are characterized by companies of relatively small market capitalizataion, the Index is not composed of the 500 largest companies on the New York Stock Exchange. The S&P Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                                          FGH-1

   Top 10 Equity Holdings
   Franklin Global Health Care
   Securities Fund
   6/30/00
                                 % of Total
   Company                       Net Assets
   ----------------------------------------
   Schering-Plough Corp.             4.8%

   Pfizer Inc.                       4.7%

   Abbott Laboratories               4.2%

   Baxter International Inc.         4.1%

   Inhale Therapeutic
   Systems Inc.                      3.9%

   American Home
   Products Corp.                    3.8%

   Pharmacia Corp.                   3.7%

   Bristol-Myers Squibb Co.          3.4%

   Genentech Inc.                    2.9%

   Johnson & Johnson                 2.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Our movement into pharmaceutical stocks was especially timely. Due partly to rhetoric surrounding a possible federally funded Medicare drug benefit, the group languished at the beginning of the year and, at one point, reached a 10% discount to the S&P 500 Index -- well below historical valuation averages. Because an earlier pharmaceuticals' trough, which discounted the sector 20% during the early 1990s, resulted from what we believed to be an even greater legislative threat, we felt the reporting period's valuations were compelling. Consequently, we increased our exposure to the group from 17% of total net assets at the end of February to 29% at the end of March.

The sector has performed extremely well since then, up over 50% from its low on March 7. In comparison, the S&P 500 Index offered an approximate 7% return over the same period. Although political considerations may keep the pressure on pharmaceuticals, merger and acquisition activity should accelerate near-term earnings per share growth. We believe the industry's high profitability, strong cash flow generation and steady earnings growth offer an excellent long-term outlook. Our belief in the sector led to substantial positions in Schering-Plough, Pfizer (which recently acquired Warner Lambert) and Abbott Labs, placing those companies as our top three holdings as of June 30, 2000.

The health care services sector also performed well during the period, due largely to improving hospital management and managed care fundamentals. Managed care companies' ability to obtain premium increases from employers, in excess of costs, contributed to a general profitability upswing for the group.

This favorable premium environment also seemed to positively affect hospitals, as did the first major Medicare reimbursement increase for service providers in over 10 years. Investors' general inattention to these phenomena at the beginning of the period resulted in what we felt were extremely attractive prices for stocks of these companies. Later, as these companies exceeded their earnings expectations, their stocks significantly outperformed the overall equity market. Our sector holdings during the period included Cigna, Tenet Healthcare, UnitedHealth Group, Universal Health Services and HCA-The Healthcare Corp.

FGH-2

Of course, not every investment in the portfolio proved to be successful. Our major stock disappointment occurred late in the period when Omnicare, which provides pharmacy services to long-term care facilities across the U.S., announced a revenue and earnings disappointment resulting in a steep decline in its share price.

Looking forward, we anticipate continued favorable trends for health care investors. An aging population and technological advances resulting in a wider range of treatable conditions should continue to drive overall health care expenditures. Furthermore, the inelastic demand for health care products and services should provide protection against negative turns in the business cycle. As always, we will strive to seize upon the investment opportunities that present themselves in the health care sector in a timely and disciplined fashion. By following this strategy, we feel we can provide our shareholders with unique opportunities to invest in today's newest and fastest-growing health care companies.

We think it is wise to maintain a healthy respect for the past history of the American economy's business cycles and traditional methods of security valuations. By any of these traditional measures, many stocks are selling at unprecedented valuations. The volatility in the market we have seen during the period may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. We cannot rely on the valuations and performance of these stocks to continue in this manner indefinitely. We will try our hardest to deliver positive performance every year -- but no one should expect that to be the case for this, or any, Fund.

Thank you for your participation in Franklin Global Health Care Securities Fund. We look forward to servicing your investment needs in the years to come.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


                                                                          FGH-3

Franklin Global
Health Care Securities
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Global Health Care Securities Fund - Class 1 delivered a +48.74% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Global Health Care Securities Fund - Class 1
 Periods ended 6/30/00
                                                   Since
                                                 Inception
                                    1-Year       (5/1/98)
 ----------------------------------------------------------
 Average Annual Total Return         +60.52%        +19.23%
 Cumulative Total Return             +60.52%        +46.40%
 Value of $10,000 Investment         $16,052        $14,640

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FGH-4

                                 FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund (formerly Franklin Capital Growth Fund) seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies, with significant positions expected in the technology sector (including computer hardware and software, telecommunications and electronics).
--------------------------------------------------------------------------------
This semiannual report of Franklin Large Cap Growth Securities Fund covers the six months ended June 30, 2000. During this time, U.S. gross domestic product
(GDP) continued to rise briskly, crude oil prices rose about 27%, natural gas prices nearly doubled and the U.S. trade deficit continued to balloon. On the other hand, the U.S. federal budget surplus grew to levels not seen in decades, and partly due to productivity gains, the U.S. corporate earnings outlook appeared to be positive. We believe such productivity gains are a primary contributing factor to the lack of core inflation witnessed over the past nine years. However, apparently fearful that inflation might be preparing to rear its ugly head, the Federal Reserve Board raised the federal funds target rate three separate times, and by period's end, the economy showed signs of cooling.

The U.S. equity markets continued to soar, reaching new highs until March and April brought a sharp reversal -- especially for technology-laden indexes like the Nasdaq-100 Index, which lost about 25% of its value in a mere three weeks' time. However, when news of a possible cooling down of the economy was released, many of these stocks recovered and on June 30, the index was 1.52% higher than it had been on January 1.

The market's volatility presented us with an excellent opportunity to purchase a number of stocks. As of June 30, 2000, the Fund held 106 positions across a diverse group of sectors, including computer software, data networking, health care, electric utilities, semiconductors, financial, energy and consumer products, to name a few. However, we continued to focus on those companies we found to be playing a large role in the proliferation of technology and productivity-enhancement tools. We initiated positions in leading network security companies such as VeriSign, Check Point Software, SonicWALL and Watchguard Technologies. Each of these stocks posted double-digit gains since we purchased them. We also purchased shares of leading specialized semiconductor manufacturing companies SDL

   Top 10 Sectors
   Franklin Large Cap Growth
   Securities Fund
   6/30/00
                                % of Total
   Sector                         Net Assets
   -----------------------------------------
   Electronic Technology             24.2%

   Technology Services               13.8%

   Health Technology                 13.1%

   Utilities                          7.7%

   Finance                            7.1%

   Telecommunications                 7.0%

   Industrial Services                3.9%

   Retail Trade                       3.7%

   Consumer Non-Durables              3.1%

   Consumer Services                  2.3%

   Top 10 Holdings
   Franklin Large Cap Growth
   Securities Fund
   6/30/00

   Company                       % of Total
   Sector                        Net Assets
   ----------------------------------------
   JDS Uniphase Corp.                2.2%
   Electronic Technology

   Genentech, Inc.                   2.0%
   Health Technology

   EMC Corp.                         1.9%
   Electronic Technology

   Johnson & Johnson                 1.8%
   Health Technology

   Microsoft Corp.                   1.7%
   Technology Services

   Amgen Inc.                        1.6%
   Health Technology

   Enron Corp.                       1.6%
   Utilities

   Concord EFS Inc.                  1.5%
   Commercial Services

   Cisco Systems Inc.                1.5%
   Electronic Technology

   Entrust Technologies Inc.         1.5%
   Technology Services

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

and PMC Sierra, at what we believe to be favorable prices. Other major technology and telecommunications infrastructure providers whose shares we owned at period's end included JDS Uniphase, EMC, Concord EFS, Juniper Networks and Cisco Systems. In our opinion, these companies are well positioned to take advantage of the rapidly growing global demand for telecommunications equipment.

Recognizing the importance of managing the portfolio's risk, we continually reassess our holdings, based on their risk/return attributes. When shares of companies with outstanding growth prospects become fully valued in our view, we do not hesitate to gradually reduce such holdings. Furthermore, we continually look to counterbalance our more richly valued holdings with stocks we believe represent great opportunities. Our decision early in the period to trim some of our top technology stocks and purchase shares in a handful of what were in our view attractively valued electric utility stocks, such as CMS Energy and Pinnacle West, illustrates our determination to maintain balance and diversification in the Fund's portfolio. We also added to our positions in Johnson & Johnson and Abbott Labs early in the period.

We believe these portfolio changes contributed significantly to the Fund's strong performance during the period, especially during the market's downturn in late March and April. The Fund's performance also benefited from a variety of other companies. Stocks that produced returns of 40% or more for the Fund during the reporting period included EMC, Applied Materials, CIENA, Corning, Xilinx, Oracle, Siebel Systems and Enron. Stocks producing returns of between 20% and 40% included Hewlett-Packard, Schlumberger, AES and Medtronic. Other holdings, however, failed to meet our expectations. Retailers Costco and Home Depot, electronic technology companies Lucent and Motorola, technology services firm BMC Software and telecommunications company AT&T each declined significantly in price during the period.

Looking forward, our long-term outlook for the domestic stock market remains bullish, particularly for large-cap growth stocks. In our opinion, no other sector of the U.S. market is better positioned to benefit from continued recovery in the economies of countries around the world. Leading U.S. large-cap companies often enjoy significant international distribution capabilities, as well as superior access to capital, regardless of prevailing financial market conditions. Although equity markets may continue to experience the high levels of volatility seen during the reporting period, we remain confident in our ability to utilize such volatility to our advantage, opportunistically adjusting our stock position weightings when we believe valuations reach unsustainable extremes in either direction.

We think it is wise to maintain a healthy respect for the past history of the American economy's business cycles and traditional methods of security valuations. By any of these traditional measures, many technology companies are selling at unusually high valuations. The volatility the market experienced during the review period may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. None of us can realistically rely on these valuations and the resulting performance to continue indefinitely. We will try our hardest to deliver last year's performance every year -- but no one should expect that to be the case for this, or any, Fund.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Large Cap
Growth Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Large Cap Growth Securities Fund - Class 1 delivered a +12.04% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Large Cap Growth Securities Fund - Class 1
 Periods ended 6/30/00
                                                                 Since
                                                               Inception
                                    1-Year         3-Year       (5/1/96)
 -----------------------------------------------------------------------
 Average Annual Total Return         +31.33%        +24.09%    +23.19%
 Cumulative Total Return             +31.33%        +91.10%   +138.46%
 Value of $10,000 Investment         $13,133        $19,110    $23,846

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility, particularly in the technology sector, can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

                   FRANKLIN LARGE CAP GROWTH SECURITIES FUND

                              CLASS 1 AND CLASS 2

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                        SUPPLEMENT DATED AUGUST 25, 2000

                        TO PROSPECTUS DATED MAY 1, 2000

The prospectus is amended as follows:

I. Under "Goals and Strategies," the following is added to the Main Investments discussion:

         The fund may invest up to 25% of its total assets in foreign securities.

II.      Under "Main Risks," the following is added after the third paragraph:

         FOREIGN SECURITIES Securities of companies located outside the U.S. involve risks that can increase losses in the fund.

         Currency Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will increase or decrease the fund's returns from its foreign portfolio holdings. Devaluations of currency by a country's government can significantly decrease the value of securities denominated in that currency. The economic impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear.

         Country and Company General securities market and interest rate movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. currency exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

         Please keep this supplement with your current prospectus for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights

                                                                                     Class 1
                                                  -----------------------------------------------------------------------------
                                                   Six Months Ended                    Year Ended December 31,
                                                     June 30, 2000     --------------------------------------------------------
                                                      (unaudited)          1999           1998           1997          1996(d)
                                                  -----------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $21.07            $16.08         $13.42         $11.36         $10.00
                                                       ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................            .04               .11            .10            .06            .03
 Net realized and unrealized gains ............           2.44              4.96           2.62           2.02           1.33
                                                       ----------------------------------------------------------------------
Total from investment operations ..............           2.48              5.07           2.72           2.08           1.36
                                                       ----------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.11)             (.08)          (.06)          (.02)           --
 Net realized gains ...........................          (1.16)               --             --             --            --
                                                       ----------------------------------------------------------------------
Total distributions ...........................          (1.27)             (.08)          (.06)          (.02)           --
                                                       ----------------------------------------------------------------------
Net asset value, end of period ................         $22.28            $21.07         $16.08         $13.42         $11.36
                                                       ======================================================================
Total return(b) ...............................         12.04%            31.65%         20.29%         18.31%         13.60%

Ratios/supplemental data
Net assets, end of period (000's) .............       $469,155          $407,515       $220,952       $109,355        $44,667
Ratios to average net assets:
 Expenses .....................................           .80%(c)           .77%           .77%           .77%           .77%(c)
 Net investment income ........................           .36%(c)           .63%          1.00%           .72%           .96%(c)
Portfolio turnover rate .......................         36.88%            41.78%         12.17%         19.90%          3.91%

(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period May 1, 1996 (effective date) to December 31, 1996.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                  Class 2
                                                  ---------------------------------------
                                                   Six Months Ended
                                                    June 30, 2000        Year Ended
                                                     (unaudited)      December 31, 1999(d)
                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $21.01               $16.47
                                                       ----------------------------
Income from investment operations:
 Net investment income(a) .....................            .01                  .04
 Net realized and unrealized gains ............           2.41                 4.58
                                                       ----------------------------
Total from investment operations ..............           2.42                 4.62
                                                       ----------------------------
Less distributions from:
 Net investment income ........................           (.08)                (.08)
 Net realized gains ...........................          (1.16)                  --
                                                       ----------------------------
Total distributions ...........................          (1.24)                (.08)
                                                       ----------------------------
Net asset value, end of period ................         $22.19               $21.01
                                                       ============================
Total return(b) ...............................         11.91%               28.11%
Ratios/supplemental data
Net assets, end of period (000's) .............         $1,338                 $542
Ratios to average net assets:
 Expenses .....................................          1.05%(c)             1.02%(c)
 Net investment income ........................           .11%(c)              .22%(c)
Portfolio turnover rate .......................         36.88%               41.78%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period January 6, 1999 (effective date) to December 31, 1999.

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                           COUNTRY         SHARES         VALUE
----------------------------------------------------------------------------------------------------
    Common Stocks 95.6%
    Commercial Services 2.2%
(a) Concord EFS Inc. ...............................    United States     271,200     $  7,051,200
    Equifax Inc. ...................................    United States     130,000        3,412,500
                                                                                      ------------
                                                                                        10,463,700
                                                                                      ------------
    Consumer Durables .6%
    Maytag Corp. ...................................    United States      75,700        2,791,438
                                                                                      ------------
    Consumer Non-Durables 3.1%
    Coca-Cola Co. ..................................    United States      51,000        2,929,313
    Philip Morris Cos. Inc. ........................    United States     136,700        3,631,094
    Procter & Gamble Co. ...........................    United States     100,800        5,770,800
(a) Tommy Hilfiger Corp. ...........................    United States     281,000        2,107,500
                                                                                      ------------
                                                                                        14,438,707
                                                                                      ------------
    Consumer Services 2.3%
    McDonald's Corp. ...............................    United States     130,000        4,281,875
    Time Warner Inc. ...............................    United States      59,300        4,506,800
    Tribune Co. ....................................    United States      60,600        2,121,000
                                                                                      ------------
                                                                                        10,909,675
                                                                                      ------------
    Electronic Technology 24.2%
(a) Applied Materials Inc. .........................    United States      40,400        3,661,250
(a) CIENA Corp. ....................................    United States      20,350        3,392,091
(a) Cisco Systems Inc. .............................    United States     110,900        7,049,081
(a) Comverse Technology Inc. .......................    United States      30,500        2,836,500
    Corning Inc. ...................................    United States      15,200        4,102,100
(a) EMC Corp. ......................................    United States     117,000        9,001,688
    Hewlett-Packard Co. ............................    United States      30,250        3,777,469
(a) Infineon Technologies AG, ADR ..................       Germany         35,900        2,845,075
    Intel Corp. ....................................    United States      35,350        4,725,853
    International Business Machines Corp. ..........    United States      40,200        4,404,413
(a) JDS Uniphase Corp. .............................    United States      86,000       10,309,250
(a) Juniper Networks Inc. ..........................    United States      48,000        6,987,000
(a) KLA-Tencor Corp. ...............................    United States      75,000        4,392,188
    Linear Technology Corp. ........................    United States      30,000        1,918,125
    Lucent Technologies Inc. .......................    United States     100,500        5,954,625
    Motorola Inc. ..................................    United States      90,900        2,641,781
(a) Network Appliance Inc. .........................    United States      15,500        1,247,750
    Nokia Corp., ADR ...............................       Finland         74,800        3,735,325
    Nortel Networks Corp. ..........................        Canada         65,000        4,436,250
(a) PMC-Sierra Inc. ................................        Canada         16,750        2,976,266
(a) SDL Inc. .......................................    United States      12,000        3,422,250
(a) Sun Microsystems Inc. ..........................    United States      35,600        3,237,375
(a) Synopsys Inc. ..................................    United States     143,100        4,945,894
(a) Tellabs Inc. ...................................    United States      45,450        3,110,484
    United Technologies Corp. ......................    United States      60,000        3,532,500
(a) Xilinx Inc. ....................................    United States      60,000        4,953,750
                                                                                      ------------
                                                                                       113,596,333
                                                                                      ------------
    Energy Minerals 1.8%
(a) Barrett Resources Corp. ........................    United States      75,000        2,282,812
    Royal Dutch Petroleum Co., N.Y. shs. ...........     Netherlands      100,900        6,211,656
                                                                                      ------------
                                                                                         8,494,468
                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                            COUNTRY         SHARES          VALUE
------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Finance 7.1%
    American International Group Inc. ...............    United States      42,137      $  4,951,098
    Associates First Capital Corp., A ...............    United States     105,000         2,342,813
    Bank of America Corp. ...........................    United States      50,000         2,150,000
    Bank One Corp. ..................................    United States     135,000         3,585,938
    Citigroup Inc. ..................................    United States      92,950         5,600,238
    Fifth Third Bancorp .............................    United States      80,500         5,091,625
    First Union Corp. ...............................    United States     110,000         2,729,375
    Marsh & McLennan Cos. Inc. ......................    United States      45,500         4,751,906
    Wells Fargo & Co. ...............................    United States      60,000         2,325,000
                                                                                        ------------
                                                                                          33,527,993
                                                                                        ------------
    Health Services .7%
    McKesson HBOC Inc. ..............................    United States     160,050         3,351,047
                                                                                        ------------
    Health Technology 13.1%
    Abbott Laboratories .............................    United States     139,100         6,198,644
    American Home Products Corp. ....................    United States      70,000         4,112,500
(a) Amgen Inc. ......................................    United States     110,400         7,755,600
    Baxter International Inc. .......................    United States      90,400         6,356,250
    Eli Lilly & Co. .................................    United States      60,400         6,032,450
(a) Genentech Inc. ..................................    United States      55,000         9,460,000
    Johnson & Johnson ...............................    United States      85,000         8,659,375
    Medtronic Inc. ..................................    United States     135,500         6,749,594
    Pfizer Inc. .....................................    United States         825            39,600
    Schering-Plough Corp. ...........................    United States     125,900         6,357,950
                                                                                        ------------
                                                                                          61,721,963
                                                                                        ------------
    Industrial Services 3.9%
(a) AES Corp. .......................................    United States     151,600         6,916,750
(a) Republic Services Inc. ..........................    United States     366,600         5,865,600
    Schlumberger Ltd. ...............................    United States      75,000         5,596,875
                                                                                        ------------
                                                                                          18,379,225
                                                                                        ------------
    Process Industries .8%
    General Electric Co. ............................    United States      67,800         3,593,400
                                                                                        ------------
    Producer Manufacturing 1.8%
    Minnesota Mining & Manufacturing Co. ............    United States      25,000         2,062,500
    Molex Inc. ......................................    United States      59,296         2,853,620
    Tyco International Ltd. .........................       Bermuda         71,500         3,387,313
                                                                                        ------------
                                                                                           8,303,433
                                                                                        ------------
    Retail Trade 3.7%
    Albertson's Inc. ................................    United States     176,200         5,858,650
(a) Costco Wholesale Corp. ..........................    United States      90,800         2,996,400
    Home Depot Inc. .................................    United States      35,400         1,767,788
    Wal-Mart Stores Inc. ............................    United States     120,500         6,943,813
                                                                                        ------------
                                                                                          17,566,651
                                                                                        ------------
    Technology Services 13.8%
(a) America Online Inc. .............................    United States      55,000         2,901,250
    Automatic Data Processing Inc. ..................    United States     105,300         5,640,131
(a) BMC Software Inc. ...............................    United States      51,000         1,860,703
(a) Check Point Software Technologies Ltd. ..........        Israel         24,350         5,156,113
(a) Computer Sciences Corp. .........................    United States      50,000         3,734,375
(a) CyberSource Corp. ...............................    United States      12,500           172,656
(a) Entrust Technologies Inc. .......................    United States      85,000         7,033,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                     COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Technology Services (cont.)
(a) Exodus Communications Inc. ..............................     United States      80,000      $  3,685,000
(a) Mercury Interactive Corp. ...............................     United States      30,000         2,902,500
(a) Microsoft Corp. .........................................     United States      99,000         7,920,000
(a) Oracle Corp. ............................................     United States      40,000         3,362,500
(a) Siebel Systems Inc. .....................................     United States      17,300         2,829,631
(a) SonicWALL Inc. ..........................................     United States      40,000         3,522,500
(a) StorageNetworks Inc. ....................................     United States      29,100         2,626,275
(a) VeriSign Inc. ...........................................     United States      26,400         4,659,600
(a) VERITAS Software Corp. ..................................     United States      24,300         2,746,280
(a) WatchGuard Technologies Inc. ............................     United States      79,400         4,362,038
                                                                                                 ------------
                                                                                                   65,115,302
                                                                                                 ------------
    Telecommunications 7.0%
    AT&T Corp. ..............................................     United States     140,000         4,427,500
(a) KPNQwest NV .............................................      Netherlands       36,500         1,446,313
(a) Qwest Communications International Inc. .................     United States     125,600         6,240,750
    SBC Communications Inc. .................................     United States     126,300         5,462,474
    Sprint Corp. (FON Group) ................................     United States      55,000         2,805,000
(a) STET Hellas Telecommunications SA, ADR ..................        Greece             200             3,975
    Vodafone AirTouch PLC, ADR ..............................    United Kingdom     135,450         5,612,707
(a) VoiceStream Wireless Corp. ..............................     United States      20,600         2,395,714
(a) WorldCom Inc. ...........................................     United States      96,050         4,406,294
                                                                                                 ------------
                                                                                                   32,800,727
                                                                                                 ------------
    Transportation 1.8%
    Expeditors International of Washington Inc. .............     United States     120,000         5,700,000
    United Parcel Service Inc., B ...........................     United States      50,500         2,979,500
                                                                                                 ------------
                                                                                                    8,679,500
                                                                                                 ------------
    Utilities 7.7%
    CMS Energy Corp. ........................................     United States     162,000         3,584,250
    Dominion Resources Inc. .................................     United States      62,681         2,687,448
    DTE Energy Co. ..........................................     United States     115,000         3,514,687
    Enron Corp. .............................................     United States     115,800         7,469,100
(a) Global Crossing Ltd. ....................................        Bermuda         50,000         1,315,624
    GPU Inc. ................................................     United States     175,000         4,735,937
    GTE Corp. ...............................................     United States      50,000         3,112,500
    PECO Energy Co. .........................................     United States     155,800         6,280,687
    Pinnacle West Capital Corp. .............................     United States     101,200         3,428,150
                                                                                                 ------------
                                                                                                   36,128,383
                                                                                                 ------------
    Total Long Term Investments (Cost $337,596,725)..........                                     449,861,945
                                                                                                 ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                   PRINCIPAL
                                                                                    COUNTRY         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
(b) Repurchase Agreement 4.3%
    Joint Repurchase Agreement, 6.563%, 7/03/00, (Maturity Value $20,386,471)
     (Cost $20,375,327)                                                         United States      $20,375,327   $20,375,327
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America, LLC
     Goldman, Sachs & Co.
     Greenwich Capital Markets Inc.
     Lehman Brothers, Inc.
     Nesbitt Burns Securities Inc.
     Paine Webber Inc.
     Paribas Corp.
     UBS Warburg
    Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $357,972,052) 99.9%................................                                  470,237,272
    Other Assets, less Liabilities .1% ........................................                                      255,363
                                                                                                                ------------
    Net Assets 100.0% .........................................................                                 $470,492,635
                                                                                                                ============

(a)Non-income producing
(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $357,972,052
                                                           ============
  Value ...............................................     470,237,272
 Receivables:
  Investment securities sold ..........................       9,206,002
  Capital shares sold .................................         162,959
  Dividends ...........................................         342,684
                                                           ------------
   Total assets .......................................     479,948,917
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................       8,849,772
  Capital shares redeemed .............................         273,447
  Affiliates ..........................................         285,699
 Other liabilities ....................................          47,364
                                                           ------------
   Total liabilities ..................................       9,456,282
                                                           ------------
    Net assets, at value ..............................    $470,492,635
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    780,957
 Net unrealized appreciation ..........................     112,265,220
 Accumulated net realized gain ........................      50,667,813
 Capital shares .......................................     306,778,645
                                                           ------------
    Net assets, at value ..............................    $470,492,635
                                                           ============
Class 1:
 Net assets, at value .................................    $469,154,502
                                                           ============
 Shares outstanding ...................................      21,060,666
                                                           ============
 Net asset value and offering price per share .........    $      22.28
                                                           ============
Class 2:
 Net assets, at value .................................    $  1,338,133
                                                           ============
 Shares outstanding ...................................          60,292
                                                           ============
 Net asset value and offering price per share .........    $      22.19
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes and fees of $17,668)
 Dividends ...................................................    $  1,759,244
 Interest ....................................................         776,759
                                                                  ------------
  Total investment income ....................................       2,536,003
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................       1,652,616
 Distribution fees - Class 2 (Note 3) ........................           1,252
 Custodian fees ..............................................           1,937
 Reports to shareholders .....................................          20,042
 Professional fees (Note 3) ..................................          27,524
 Trustees' fees and expenses .................................           1,899
 Other .......................................................          48,618
                                                                  ------------
  Total expenses .............................................       1,753,888
                                                                  ------------
   Net investment income .....................................         782,115
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized gain from investments ..........................      50,765,420
 Net unrealized depreciation on investments ..................      (1,245,019)
                                                                  ------------
Net realized and unrealized gain .............................      49,520,401
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 50,302,516
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $     782,115       $  2,087,575
  Net realized gain from investments and foreign currency transactions ...................      50,765,420         26,589,913
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................      (1,245,019)        68,147,813
                                                                                             --------------------------------
   Net increase in net assets resulting from operations ..................................      50,302,516         96,825,301
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................      (2,083,731)        (1,509,956)
   Class 2 ...............................................................................          (3,736)            (1,301)
  Net realized gains:
   Class 1 ...............................................................................     (23,114,084)                --
   Class 2 ...............................................................................         (53,174)                --
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................     (25,254,725)        (1,511,257)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      36,626,565         91,430,051
   Class 2 ...............................................................................         761,812            360,734
                                                                                             --------------------------------
 Total capital share transactions ........................................................      37,388,377         91,790,785
   Net increase in net assets ............................................................      62,436,168        187,104,829
Net assets:
 Beginning of period .....................................................................     408,056,467        220,951,638
                                                                                             --------------------------------
 End of period ...........................................................................   $ 470,492,635       $408,056,467
                                                                                             ================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $     780,957       $  2,086,309
                                                                                             ================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Large Cap Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 92% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                            Six Months Ended                    Year Ended
                                                             June 30, 2000                  December 31, 1999(a)
                                                    ------------------------------------------------------------------
                                                         Shares          Amount           Shares           Amount
Class 1 Shares:                                     ------------------------------------------------------------------
Shares sold .......................................     2,948,615    $  64,667,788      14,376,691    $  244,620,121
Shares issued on merger (Note 6) ..................       211,448        4,482,695              --                --
Shares issued in reinvestment of distributions ....     1,194,775       25,197,815          84,591         1,509,956
Shares redeemed ...................................    (2,632,278)     (57,721,733)     (8,863,652)     (154,700,026)
                                                       -------------------------------------------------------------
Net increase ......................................     1,722,560    $  36,626,565       5,597,630    $   91,430,051
                                                       =============================================================
Class 2 Shares:
Shares sold .......................................       196,483        4,227,768          89,707         1,579,229
Shares issued in reinvestment of distributions ....         2,707           56,909              73             1,300
Shares redeemed ...................................      (164,674)      (3,522,865)        (64,004)       (1,219,795)
                                                       -------------------------------------------------------------
Net increase ......................................        34,516    $     761,812          25,776    $      360,734
                                                       =============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       ----------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate  Daily Net Assets
       -------------------------------------------------------------------------
          .75%              First $500 million
          .625%             over $500 million, up to and including $1 billion
          .50%              over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,072 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred capital losses occurring subsequent to October 31, 1999 of $65,023. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of merger related expenses.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $358,896,874 was as follows:

  Unrealized appreciation .............  $ 139,072,897
  Unrealized depreciation .............    (27,732,499)
                                         -------------
  Net unrealized appreciation .........  $ 111,340,398
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 aggregated $161,596,628 and $153,636,070, respectively.

6. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Large Cap Growth Securities Fund acquired the net assets of the Templeton Variable Products Services Fund (TVP) - Franklin Large Cap Growth Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Large Cap Growth Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 211,448 Class 1 shares of the FTVIPT - Franklin Large Cap Growth Securities Fund (valued at $21.20 per share) for the net assets of the TVP - Franklin Large Cap Growth Investments Fund which aggregated $4,482,695, including $452,216 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Franklin Large Cap Growth Securities Fund immediately after the merger were $451,317,918.

                                               FRANKLIN S&P 500 INDEX FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's(R) 500 (S&P 500(R)) Composite Stock Price Index before the deduction of Fund expenses. The Fund uses investment "indexing" strategies and invests in the common stocks of the S&P 500 Index in approximately the same proportion as the S&P 500 Index.
--------------------------------------------------------------------------------
This semiannual report of Franklin S&P 500 Index Fund covers the six months ended June 30, 2000. During the reporting period, U.S. gross domestic product rose an annualized 4.8% and 5.2% during the first and second quarters, respectively. The core Consumer Price Index increased 1.46%, and the Goldman Sachs Commodity Index, which is a composite index of a broadly diversified spectrum of commodity sector returns, approached levels not seen in a decade. Largely as a result of this growth, the Federal Reserve Board (the Fed) raised the federal funds target rate three times during the six months under review. These increases contributed to a softening in retail sales figures during the period, and the Fed left rates steady at its meeting in late June.

Reflecting investor concerns about rising interest rates, U.S. equity markets, which had broken record highs during the first half of the reporting period, suffered severe declines in March and April. But when news was released in June indicating that the economy might be cooling down, they rebounded significantly. On June 30, the S&P 500 Index was down 0.42% for the six months under review.(1) Other indexes also fell during the six months under review, with the Dow Jones Industrial Average and Nasdaq Composite Index down 9.03% and 2.02%.

Due to the limited size of the Fund early in the period, we employed a specialized strategy to minimize transaction costs while tracking the S&P 500 Index. The strategy utilized computer-based statistical data to select a sampling of stocks that resembled the full index in terms of industry weighting, market capitalization and other characteristics such as beta (a measure of volatility), price-to-book ratios, price-to-earnings ratios and dividend yields. As the Fund grew in asset size, we shifted

(1) Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest companies on the New York Stock Exchange. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


                                                                          FSP-1

   Top 10 Holdings
   Franklin S&P 500 Index Fund
   6/30/00

   Company                  % of Total
   Sector                   Net Assets
   -----------------------------------
   General Electric Co.      4.0%
   Process Industries

   Intel Corp.               3.5%
   Electronic Technology

   Cisco Systems Inc.        3.4%
   Electronic Technology

   Microsoft Corp.           3.2%
   Technology Services

   Pfizer Inc.               2.3%
   Health Technology

   Exxon Mobil Corp.         2.1%
   Energy Minerals

   Wal-Mart Stores Inc.      2.0%
   Retail Trade

   Oracle Corp.              1.8%
   Technology Services

   Citigroup Inc.            1.6%
   Finance

   Nortel Networks Corp.
   (Canada)                  1.6%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

to the current replication technique, wherein the Fund holds each constituent of the index, with the exception of some minor securities, each in its approximate capitalization weight. This replication strategy allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow and expenses. During the period under review, the Fund slightly outperformed the index due to the positive influence of cash inflows into the Fund as the market was declining.

As a result of changes to the S&P 500 Index, there were 24 deletions and 25 additions to the Fund's portfolio between January 1 and June 30, based upon index rebalancing activity. Deletions to the index generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of industry representation. Whenever a company is removed from the index, another company is added to keep the number of index constituents at 500. However, during the reporting period, we made one more addition than deletion because a deletion to the index made on December 31, 1999, was not offset by an addition until January 3, 2000.

Looking forward, we intend to keep the Fund's passively managed portfolio fully invested in the S&P 500 Index by holding constituent securities. S&P 500 financial futures will be used to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. Therefore, the Fund's performance should be dictated by the performance of the S&P 500 Index and general U.S. equity market conditions.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security, indexing strategy or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market and economic conditions and the composition of the S&P 500 Index. Although historical performance is no guarantee of future results, these insights may help you understand our management philosophy.

FSP-2

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin S&P 500 Index Fund - Class 1 delivered a +0.35% cumulative total return for the six-month period ended 6/30/00. Aggregate total return represents the cumulative change in value, assuming reinvestment of dividends and capital gains. Since Class 1 shares have existed for less than one year, average annual total returns are not provided.

 Franklin S&P 500 Index Fund - Class 1
 Periods ended 6/30/00

                                             Since
                                           Inception
                                           (11/1/99)
 ---------------------------------------------------
 Aggregate Total Return                      +5.97%
 Value of $10,000 Investment                $10,597

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.


Franklin S&P 500 Index
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                                          FSP-3

                          FRANKLIN S&P 500 INDEX FUND

                         CLASS 1, CLASS 2, AND CLASS 3

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                        SUPPLEMENT DATED AUGUST 25, 2000

                        TO PROSPECTUS DATED MAY 1, 2000

Under "Management," the third paragraph is replaced with the following:

The fund's lead portfolio manager is:

T. Anthony Coffey, CFA      Mr. Coffey has been a manager of the fund since
VICE PRESIDENT              August 2000, and has been with Franklin Templeton
FRANKLIN ADVISERS, INC.     Investments since 1989.

 Please keep this supplement with your current prospectus for future reference.

FSP-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights

                                                                                  Class 1
                                                                  ---------------------------------------
                                                                   Six Months Ended
                                                                    June 30, 2000        Year Ended
                                                                     (unaudited)     December 31, 1999(d)
                                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.56               $10.00
                                                                  ---------------------------------------
Income from investment operations:
 Net investment income(a) .....................................           .05                  .03
 Net realized and unrealized gains (losses) ...................          (.01)                 .53
                                                                  ---------------------------------------
Total from investment operations ..............................           .04                  .56
                                                                  ---------------------------------------
Less distributions from net investment income .................          (.01)                  --
                                                                  ---------------------------------------
Net asset value, end of period ................................        $10.59               $10.56
                                                                  =======================================
Total return(b) ...............................................          .35%                5.60%

Ratios/supplemental data
Net assets, end of period (000's) .............................       $42,433              $14,888
Ratios to average net assets:
 Expenses .....................................................          .47%(c)              .55%(c)
 Expenses, excluding waiver and payments by affiliate .........          .47%(c)              .98%(c)
 Net investment income ........................................          .98%(c)             1.77%(c)
Portfolio turnover rate .......................................        10.41%                   --

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period November 1, 1999 (effective date) to December 31, 1999.


                                                                          FSP-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights (continued)

                                                                                  Class 2
                                                                  ---------------------------------------
                                                                   Six Months Ended
                                                                    June 30, 2000        Year Ended
                                                                     (unaudited)     December 31, 1999(d)
                                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.55                $10.00
                                                                       ----------------------------
Income from investment operations:
 Net investment income(a) .....................................           .04                   .04
 Net realized and unrealized gains (losses) ...................          (.02)                  .51
                                                                       ----------------------------
Total from investment operations ..............................           .02                   .55
                                                                       ----------------------------
Less distributions from net investment income .................            --(e)                 --
                                                                       ----------------------------
Net asset value, end of period ................................        $10.57                $10.55
                                                                       ============================
Total return(b) ...............................................          .27%                 5.50%
Ratios/supplemental data
Net assets, end of period (000's) .............................           $88                   $88
Ratios to average net assets:
 Expenses .....................................................          .72%(c)               .80%(c)
 Expenses, excluding waiver and payments by affiliate .........          .72%(c)              1.23%(c)
 Net investment income ........................................          .72%(c)              2.17%(c)
Portfolio turnover rate .......................................        10.41%                    --

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period November 1, 1999 (effective date) to December 31, 1999.
(e)Includes distributions of net investment income in the amount of $.002.


FSP-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights (continued)

                                                                                  Class 3
                                                                  ---------------------------------------
                                                                   Six Months Ended
                                                                    June 30, 2000        Year Ended
                                                                     (unaudited)     December 31, 1999(d)
                                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.55               $ 10.00
                                                                       ----------------------------
Income from investment operations:
 Net investment income(a) .....................................           .03                   .03
 Net realized and unrealized gains ............................            --                   .52
                                                                       ----------------------------
Total from investment operations ..............................           .03                   .55
                                                                       ----------------------------
Less distributions from net investment income .................          (.01)                   --
                                                                       ----------------------------
Net asset value, end of period ................................        $10.57               $ 10.55
                                                                       ============================
Total return(b) ...............................................          .24%                 5.50%
Ratios/supplemental data
Net assets, end of period (000's) .............................        $9,530               $ 2,349
Ratios to average net assets:
 Expenses .....................................................          .80%(c)               .80%(c)
 Expenses, excluding waiver and payments by affiliate .........         1.87%(c)              4.16%(c)
 Net investment income ........................................          .64%(c)              1.78%(c)
Portfolio turnover rate .......................................        10.41%                    --

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period November 1, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                          FSP-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                 SHARES       VALUE
---------------------------------------------------------------------
    Common Stocks 96.9%
    Commercial Services .8%
(a) Convergys Corp. .........................      600      $ 31,125
    Deluxe Corp. ............................      300         7,069
    Dun & Bradstreet Corp. ..................      600        17,175
    Equifax Inc. ............................      500        13,125
    Interpublic Group of Cos. Inc. ..........    1,200        51,600
    Omnicom Group Inc. ......................      700        62,344
    Paychex Inc. ............................    1,500        63,000
    R. R. Donnelley & Sons Co. ..............      400         9,025
(a) Sabre Holdings Corp., A .................      561        15,989
    SUPERVALU Inc. ..........................      500         9,531
    SYSCO Corp. .............................    1,400        58,975
    The McGraw-Hill Cos. Inc. ...............      800        43,200
    W.W. Grainger Inc. ......................      400        12,325
    Young & Rubicam Inc. ....................      300        17,156
                                                            --------
                                                             411,639
                                                            --------
    Consumer Durables 1.2%
    Briggs & Stratton Corp. .................      100         3,425
    Brunswick Corp. .........................      300         4,969
    Centex Corp. ............................      200         4,700
    Cooper Tire & Rubber Co. ................      400         4,450
    Eastman Kodak Co. .......................    1,300        77,350
    Ford Motor Co. ..........................    4,847       208,421
    General Motors Corp. ....................    2,148       124,718
    Genuine Parts Co. .......................      800        16,000
    Goodyear Tire & Rubber Co. ..............      600        12,000
    Harley-Davidson Inc. ....................    1,200        46,200
    Hasbro Inc. .............................      700        10,544
    Kaufman & Broad Home Corp. ..............      200         3,963
    Leggett & Platt Inc. ....................      800        13,200
    Mattel Inc. .............................    1,700        22,419
    Maytag Corp. ............................      400        14,750
    Newell Rubbermaid Inc. ..................    1,100        28,325
    Polaroid Corp. ..........................      200         3,613
    Pulte Corp. .............................      200         4,325
    Snap-on Inc. ............................      200         5,325
    Stanley Works ...........................      300         7,125
    The Black & Decker Corp. ................      400        15,725
    Tupperware Corp. ........................      300         6,600
    Whirlpool Corp. .........................      300        13,988
                                                            --------
                                                             652,135
                                                            --------
    Consumer Non-Durables 5.4%
(a) Adolph Coors Co., B .....................      200        12,100
    Alberto-Culver Co., B ...................      200         6,113
    American Greetings Corp., A .............      300         5,700
    Anheuser-Busch Cos. Inc. ................    1,800       134,438
    Avon Products Inc. ......................    1,000        44,500
    Bestfoods ...............................    1,100        76,175
    Brown-Forman Corp., B ...................      300        16,125
    Campbell Soup Co. .......................    1,749        50,940
    Clorox Co. ..............................    1,000        44,813
    Coca-Cola Co. ...........................    9,885       567,770
    Coca-Cola Enterprises Inc. ..............    1,600        26,100
    Colgate-Palmolive Co. ...................    2,300       137,713
    Conagra Inc. ............................    1,900        36,219

FSP-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                             SHARES        VALUE
-----------------------------------------------------------------------------------
    Common Stocks (cont.)
    Consumer Non-Durables (cont.)
    General Mills Inc. .................................      1,200     $   45,900
    Gillette Co. .......................................      4,216        147,297
    H.J. Heinz Co. .....................................      1,400         61,250
    Hershey Foods Corp. ................................        600         29,100
    International Flavors & Fragrances Inc. ............        400         12,075
    Kellogg Co. ........................................      1,600         47,600
    Kimberly-Clark Corp. ...............................      2,216        127,143
    Liz Claiborne Inc. .................................        200          7,050
    Nabisco Group Holdings Corp. .......................      1,300         33,719
    Nike Inc., B .......................................      1,100         43,794
    PepsiCo Inc. .......................................      5,801        257,782
    Philip Morris Cos. Inc. ............................      9,346        248,253
    Procter & Gamble Co. ...............................      5,200        297,700
    Quaker Oats Co. ....................................        500         37,563
    Ralston-Ralston Purina Group .......................      1,200         23,925
(a) Reebok International Ltd. ..........................        300          4,781
(a) Russell Corp. ......................................        200          4,000
    Sara Lee Corp. .....................................      3,545         68,463
    Unilever NV, N.Y. shs., ADR (Netherlands) ..........      2,300         98,900
    UST Inc. ...........................................        600          8,813
    V. F. Corp. ........................................        400          9,525
    Wm. Wrigley Jr. Co. ................................        500         40,094
                                                                        ----------
                                                                         2,813,433
                                                                        ----------
    Consumer Services 4.0%
    Carnival Corp. .....................................      2,424         47,268
(a) Cendant Corp. ......................................      3,100         43,400
(a) Clear Channel Communications Inc. ..................      1,400        105,000
(a) Comcast Corp., A ...................................      3,658        148,149
    Darden Restaurants Inc. ............................        400          6,500
    Dow Jones & Co. Inc. ...............................        400         29,300
    Gannett Co. Inc. ...................................      1,101         65,854
    H & R Block Inc. ...................................        400         12,950
    Harcourt General Inc. ..............................        300         16,313
(a) Harrah's Entertainment Inc. ........................        400          8,375
    Hilton Hotels Corp. ................................      1,500         14,063
    Knight-Ridder Inc. .................................        300         15,956
    Marriott International Inc., A .....................      1,000         36,063
    McDonald's Corp. ...................................      5,305        174,733
    Meredith Corp. .....................................        200          6,750
    Seagram Co. Ltd. (Canada) ..........................      1,800        104,400
(a) Starbucks Corp. ....................................        700         26,731
    The New York Times Co., A ..........................        700         27,650
    Time Warner Inc. ...................................      5,290        402,040
    Tribune Co. ........................................      1,180         41,500
(a) Tricon Global Restaurants Inc. .....................        600         16,950
(a) Viacom Inc., B .....................................      6,146        419,080
(a) Walt Disney Co. ....................................      8,359        324,434
    Wendy's International Inc. .........................        400          7,125
                                                                        ----------
                                                                         2,100,584
                                                                        ----------
    Electronic Technology 24.0%
(a) 3Com Corp. .........................................      1,400         80,675
(a) Adaptec Inc. .......................................        300          6,825
(a) ADC Telecommunications Inc. ........................      1,400        117,425


                                                                          FSP-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                        SHARES        VALUE
-------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Technology (cont.)
(a) Advanced Micro Devices Inc. ....................       600     $    46,350
(a) Agilent Technologies Inc. ......................     1,812         133,635
(a) Altera Corp. ...................................       800          81,550
(a) Analog Devices Inc. ............................     1,400         106,400
(a) Andrew Corp. ...................................       400          13,425
(a) Apple Computer Inc. ............................     1,300          68,088
(a) Applied Materials Inc. .........................     3,200         290,000
    B.F. Goodrich Co. ..............................       400          13,625
    Boeing Co. .....................................     3,720         155,543
(a) Broadcom Corp., A ..............................       800         175,150
(a) Cabletron Systems Inc. .........................       800          20,200
(a) Cisco Systems Inc. .............................    27,918       1,774,538
    Compaq Computer Corp. ..........................     6,787         173,493
(a) Comverse Technology Inc. .......................       600          55,800
(a) Conexant Systems Inc. ..........................       900          43,763
    Corning Inc. ...................................     1,100         296,863
(a) Dell Computer Corp. ............................    10,362         510,976
(a) EMC Corp. ......................................     8,720         670,895
(a) Gateway Inc. ...................................     1,300          73,775
    General Dynamics Corp. .........................       800          41,800
    Hewlett-Packard Co. ............................     3,966         495,254
    Intel Corp. ....................................    13,481       1,802,241
    International Business Machines Corp. ..........     7,160         784,468
(a) KLA-Tencor Corp. ...............................       800          46,850
(a) Lexmark International Inc. .....................       500          33,625
    Linear Technology Corp. ........................     1,300          83,119
    Lockheed Martin Corp. ..........................     1,600          39,700
(a) LSI Logic Corp. ................................     1,200          64,950
    Lucent Technologies Inc. .......................    13,038         772,502
(a) Maxim Integrated Products Inc. .................     1,100          74,731
(a) Micron Technology Inc. .........................     2,300         202,544
    Motorola Inc. ..................................     8,638         251,042
(a) National Semiconductor Corp. ...................       700          39,725
(a) NCR Corp. ......................................       400          15,575
(a) Network Appliance Inc. .........................     1,200          96,600
    Nortel Networks Corp. (Canada) .................    11,868         809,991
    Northrop Grumman Corp. .........................       300          19,875
(a) Novellus Systems Inc. ..........................       500          28,281
    Perkinelmer Inc. ...............................       200          13,225
(a) QUALCOMM Inc. ..................................     3,000         180,000
    Raytheon Co., B ................................     1,400          26,950
    Rockwell International Corp. ...................       700          22,050
(a) Sanmina Corp. ..................................       500          42,750
    Scientific-Atlanta Inc. ........................       600          44,700
(a) Seagate Technology Inc. ........................       900          49,500
(a) Solectron Corp. ................................     2,400         100,500
(a) Sun Microsystems Inc. ..........................     6,380         580,181
(a) Tektronix Inc. .................................       200          14,800
(a) Tellabs Inc. ...................................     1,700         116,344
(a) Teradyne Inc. ..................................       700          51,450
(a) Texas Instruments Inc. .........................     6,548         449,766
    United Technologies Corp. ......................     1,941         114,276
(a) Xilinx Inc. ....................................     1,300         107,331
                                                                   -----------
                                                                    12,525,690
                                                                   -----------

FSP-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                     SHARES        VALUE
-------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Energy Minerals 4.6%
    Amerada Hess Corp. ..........................................       400     $   24,700
    Anadarko Petroleum Corp. ....................................       500         24,656
    Apache Corp. ................................................       500         29,406
    Ashland Inc. ................................................       300         10,519
    Burlington Resources Inc. ...................................       900         34,425
    Chevron Corp. ...............................................     2,600        220,513
    Conoco Inc., B ..............................................     2,638         64,796
    Exxon Mobil Corp. ...........................................    13,951      1,095,154
    Kerr-McGee Corp. ............................................       400         23,575
    Occidental Petroleum Corp. ..................................     1,500         31,594
    Phillips Petroleum Co. ......................................     1,045         52,968
    Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ..........     8,625        530,977
    Sunoco Inc. .................................................       300          8,831
    Texaco Inc. .................................................     2,200        117,150
    Tosco Corp. .................................................       600         16,988
    Union Pacific Resources Group Inc. ..........................     1,100         24,200
    Unocal Corp. ................................................       900         29,813
    USX-Marathon Group Inc. .....................................     1,300         32,581
                                                                                ----------
                                                                                 2,372,846
                                                                                ----------
    Finance 12.1%
    Aflac Inc. ..................................................     1,100         50,531
    Allstate Corp. ..............................................     2,975         66,194
    American Express Co. ........................................     5,323        277,461
    American General Corp. ......................................     1,000         61,000
    American International Group Inc. ...........................     6,133        720,628
    AmSouth Bancorporation ......................................     1,600         25,200
    AON Corp. ...................................................     1,000         31,063
    Associates First Capital Corp., A ...........................     3,083         68,789
    Bank of America Corp. .......................................     6,616        284,488
    Bank of New York Co. Inc. ...................................     2,982        138,663
    Bank One Corp. ..............................................     4,582        121,709
    BB&T Corp. ..................................................     1,500         35,813
    Capital One Financial Corp. .................................       800         35,700
(a) Charles Schwab Corp. ........................................     5,528        185,879
(a) Charter One Financial Inc. ..................................       900         20,700
    Chase Manhattan Corp. .......................................     4,900        225,706
    Chubb Corp. .................................................       700         43,050
    Cincinnati Financial Corp. ..................................       600         18,863
    Citigroup Inc. ..............................................    13,567        817,412
    Comerica Inc. ...............................................       600         26,925
    Conseco Inc. ................................................     1,100         10,725
    Countrywide Credit Industries Inc. ..........................       400         12,125
    Fannie Mae ..................................................     4,109        214,438
    Fifth Third Bancorp .........................................     1,300         82,225
    First Union Corp. ...........................................     4,087        101,409
    Firstar Corp. ...............................................     4,071         85,745
    Fleet Boston Financial Corp. ................................     3,719        126,446
    Franklin Resources Inc. .....................................     1,000         30,375
    Freddie Mac .................................................     2,723        110,282
    Golden West Financial Corp. .................................       700         28,569
    Hartford Financial Services Group Inc. ......................       900         50,344
    Household International Inc. ................................     1,933         80,340
    Huntington Bancshares Inc. ..................................       800         12,650
    J.P. Morgan & Co. Inc. ......................................       600         66,075

                                                                         FSP-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                   SHARES        VALUE
-------------------------------------------------------------------------
    Common Stocks (cont.)
    Finance (cont.)
    Jefferson-Pilot Corp. .....................      400      $   22,575
    KeyCorp ...................................    1,800          31,725
    Lehman Brothers Holdings Inc. .............      500          47,281
    Lincoln National Corp. ....................      700          25,288
    Loews Corp. ...............................      400          24,000
    Marsh & McLennan Cos. Inc. ................    1,100         114,881
    MBIA Inc. .................................      400          19,275
    MBNA Corp. ................................    3,268          88,645
    Mellon Financial Corp. ....................    1,957          71,308
    Merrill Lynch & Co. Inc. ..................    1,500         172,500
    MGIC Investment Corp. .....................      400          18,200
    Morgan Stanley Dean Witter & Co. ..........    4,492         373,959
    National City Corp. .......................    2,449          41,786
    Northern Trust Corp. ......................      900          58,556
    Old Kent Financial Corp. ..................      525          14,044
    Paine Webber Group Inc. ...................      600          27,300
    PNC Financial Services Group ..............    1,200          56,250
    Providian Financial Corp. .................      600          54,000
    Regions Financial Corp. ...................      800          15,900
    Ryder Systems Inc. ........................      200           3,788
    SAFECO Corp. ..............................      600          11,925
    SLM Holding Corp. .........................      600          22,463
    Southtrust Corp. ..........................      600          13,575
    St. Paul Cos. Inc. ........................      900          30,713
    State Street Corp. ........................      600          63,638
    Summit Bancorp. ...........................      800          19,700
    SunTrust Banks Inc. .......................    1,300          59,393
    Synovus Financial Corp. ...................    1,100          19,387
    T. Rowe Price Associates Inc. .............      500          21,250
    The Bear Stearns Cos. Inc. ................      400          16,650
    The Progressive Corp. .....................      300          22,200
    Torchmark Corp. ...........................      600          14,812
    U.S. Bancorp. .............................    3,182          61,253
    Union Planters Corp. ......................      500          13,968
    Unumprovident Corp. .......................      900          18,055
    Wachovia Corp. ............................      800          43,400
    Washington Mutual Inc. ....................    2,270          65,545
    Wells Fargo & Co. .........................    6,397         247,883
                                                              ----------
                                                               6,314,593
                                                              ----------
    Health Services .8%
    Aetna Inc. ................................      600          38,512
    Cardinal Health Inc. ......................    1,100          81,400
    CIGNA Corp. ...............................      600          56,100
    HCA-The Healthcare Corp. ..................    2,235          67,887
(a) HealthSouth Corp. .........................    1,300           9,343
(a) Humana Inc. ...............................      700           3,412
    IMS Health Inc. ...........................    1,300          23,400
(a) Manor Care Inc. ...........................      400           2,800
    McKesson HBOC Inc. ........................    1,200          25,124
(a) Quintiles Transnational Corp. .............      300           4,237
    Shared Medical Systems Corp. ..............      100           7,293
    Tenet Healthcare Corp. ....................    1,200          32,400


FSP-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                         SHARES        VALUE
-------------------------------------------------------------------------------
    Common Stocks (cont.)
    Health Services (cont.)
    UnitedHealth Group Inc. .........................       700     $   60,024
(a) Wellpoint Health Networks Inc. ..................       300         21,731
                                                                    ----------
                                                                       433,663
                                                                    ----------
    Health Technology 10.8%
    Abbott Laboratories .............................     6,326        281,902
    Allergan Inc. ...................................       500         37,250
(a) Alza Corp. ......................................       400         23,650
    American Home Products Corp. ....................     5,220        306,674
(a) Amgen Inc. ......................................     4,100        288,024
    Bausch & Lomb Inc. ..............................       200         15,474
    Baxter International Inc. .......................     1,200         84,374
    Becton, Dickinson & Co. .........................     1,000         28,687
(a) Biogen Inc. .....................................       600         38,700
(a) Biomet Inc. .....................................       500         19,218
(a) Boston Scientific Corp. .........................     1,600         35,100
    Bristol-Myers Squibb Co. ........................     7,870        458,427
    C. R. Bard Inc. .................................       200          9,624
    Eli Lilly & Co. .................................     4,551        454,530
(a) Guidant Corp. ...................................     1,300         64,350
    Johnson & Johnson ...............................     5,566        567,035
(a) Mallinckrodt Inc. ...............................       200          8,687
(a) MedImmune Inc. ..................................       800         59,200
    Medtronic Inc. ..................................     4,873        242,735
    Merck & Co. Inc. ................................     9,225        706,865
    Pall Corp. ......................................       400          7,400
    PE Corp.-PE Biosystems Group ....................       800         52,700
    Pfizer Inc. .....................................    25,269      1,212,911
    Pharmacia Corp. .................................     5,093        263,243
    Schering-Plough Corp. ...........................     5,851        295,475
(a) St. Jude Medical Inc. ...........................       400         18,350
(a) Watson Pharmaceuticals Inc. .....................       400         21,500
                                                                    ----------
                                                                     5,602,085
                                                                    ----------
    Industrial Services 1.0%
(a) AES Corp. .......................................     1,800         82,124
(a) Allied Waste Industries Inc. ....................       900          9,000
    Baker Hughes Inc. ...............................     1,300         41,600
    Fluor Corp. .....................................       300          9,487
    Halliburton Co. .................................     1,801         84,984
(a) Rowan Cos. Inc. .................................       300          9,112
    Schlumberger Ltd. ...............................     2,300        171,637
    Transocean Sedco Forex Inc. .....................       912         48,734
    Waste Management Inc. ...........................     2,600         49,400
                                                                    ----------
                                                                       506,078
                                                                    ----------
    Non-Energy Minerals .6%
    Alcan Aluminum Ltd. (Canada) ....................       900         27,900
    Alcoa Inc. ......................................     3,424         99,295
    Allegheny Technologies Inc. .....................       300          5,400
    Barrick Gold Corp. (Canada) .....................     1,500         27,280
(a) Bethlehem Steel Corp. ...........................       700          2,494
(a) Freeport-McMoRan Copper & Gold Inc., B ..........       600          5,550
    Georgia-Pacific Corp. ...........................       700         18,374
(a) Homestake Mining Co. ............................     1,000          6,874
(a) Inco Ltd. (Canada) ..............................       700         10,762

                                                                         FSP-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                   SHARES        VALUE
-------------------------------------------------------------------------
    Common Stocks (cont.)
    Non-Energy Minerals (cont.)
    Louisiana-Pacific Corp. ...................      400      $    4,350
    Newmont Mining Corp. ......................      700          15,137
    Nucor Corp. ...............................      400          13,274
    Owens Corning .............................      300           2,774
    Phelps Dodge Corp. ........................      300          11,155
(a) Placer Dome Inc. (Canada) .................    1,100          10,518
    USX-U. S. Steel Group .....................      300           5,568
    Vulcan Materials Co. ......................      400          17,074
    Weyerhaeuser Co. ..........................      900          38,700
    Worthington Industries Inc. ...............      400           4,200
                                                              ----------
                                                                 326,679
                                                              ----------
    Process Industries 5.5%
    Air Products & Chemicals Inc. .............      900          27,730
    Archer-Daniels-Midland Co. ................    2,400          23,550
    Ball Corp. ................................      200           6,437
    Bemis Co. Inc. ............................      200           6,724
    Boise Cascade Corp. .......................      200           5,174
    Crane Co. .................................      300           7,293
    Crown Cork & Seal Co. Inc. ................      400           6,000
    Dow Chemical Co. ..........................    2,800          84,524
    E. I. du Pont de Nemours and Co. ..........    4,290         187,687
    Eastman Chemical Co. ......................      300          14,324
    Ecolab Inc. ...............................      500          19,530
    Engelhard Corp. ...........................      400           6,824
(a) FMC Corp. .................................      100           5,800
    Fort James Corp. ..........................      800          18,500
    Fortune Brands Inc. .......................      600          13,837
    General Electric Co. ......................   39,719       2,105,106
    Great Lakes Chemical Corp. ................      200           6,300
    Hercules Inc. .............................      400           5,624
    International Paper Co. ...................    2,037          60,725
    Millipore Corp. ...........................      200          15,074
(a) Owens-Illinois Inc. .......................      600           7,012
(a) Pactiv Corp. ..............................      700           5,512
    Potlatch Corp. ............................      100           3,312
    PPG Industries Inc. .......................      683          30,264
    Praxair Inc. ..............................      600          22,462
    Rohm & Haas Co. ...........................      900          31,050
(a) Sealed Air Corp. ..........................      300          15,712
    Sherwin-Williams Co. ......................      600          12,712
    Sigma-Aldrich Corp. .......................      400          11,700
    Springs Industries Inc., A ................      100           3,218
    Temple-Inland Inc. ........................      200           8,400
    Textron Inc. ..............................      600          32,587
    The Mead Corp. ............................      400          10,100
    Union Carbide Corp. .......................      600          29,700
(a) W.R. Grace & Co. ..........................      400           4,850
    Westvaco Corp. ............................      400           9,924
    Willamette Industries Inc. ................      400          10,900
                                                              ----------
                                                               2,876,178
                                                              ----------
    Producer Manufacturing 2.6%
(a) American Power Conversion Corp. ...........      700          28,568
    Armstrong Holdings Inc. ...................      200           3,062
    Avery Dennison Corp. ......................      500          33,562



FSP-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                          SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Producer Manufacturing (cont.)
    Caterpillar Inc. ................................      1,466     $   49,660
    Cooper Industries Inc. ..........................        300          9,768
    Cummins Engine Co. Inc. .........................        200          5,450
    Dana Corp. ......................................        700         14,830
    Danaher Corp. ...................................        600         29,662
    Deere & Co. .....................................        900         33,300
    Delphi Automotive Systems Corp. .................      2,400         34,950
    Dover Corp. .....................................        800         32,450
    Eaton Corp. .....................................        300         20,100
    Emerson Electric Co. ............................      1,740        105,052
    Honeywell International Inc. ....................      3,225        108,641
    Illinois Tool Works Inc. ........................      1,200         68,400
    Ingersoll-Rand Co. ..............................        700         28,174
    ITT Industries Inc. .............................        300          9,112
    Johnson Controls Inc. ...........................        400         20,524
    Masco Corp. .....................................      1,800         32,512
    Minnesota Mining & Manufacturing Co. ............      1,600        132,000
    Molex Inc. ......................................        825         39,702
(a) National Service Industries Inc. ................        200          3,900
(a) Navistar International Corp. ....................        200          6,212
    PACCAR Inc. .....................................        300         11,905
    Parker Hannifin Corp. ...........................        400         13,700
    Pitney Bowes Inc. ...............................      1,100         44,000
(a) Thermo Electron Corp. ...........................        700         14,743
    Thomas & Betts Corp. ............................        200          3,824
    Timken Co. ......................................        300          5,587
    TRW Inc. ........................................        500         21,687
    Tyco International Ltd. (Bermuda) ...............      6,755        320,017
    Visteon Corp. ...................................        635          7,694
    Xerox Corp. .....................................      2,816         58,431
                                                                     ----------
                                                                      1,351,179
                                                                     ----------
    Retail Trade 5.5%
    Albertson's Inc. ................................      1,815         60,348
(a) AutoZone Inc. ...................................        500         11,000
(a) Bed Bath & Beyond Inc. ..........................        600         21,750
(a) Best Buy Co. Inc. ...............................        800         50,600
    Circuit City Stores-Circuit City Group ..........        800         26,550
    Consolidated Stores Corp. .......................        500          6,000
(a) Costco Wholesale Corp. ..........................      1,900         62,700
    CVS Corp. .......................................      1,500         60,000
    Dillards Inc., A ................................        400          4,900
    Dollar General Corp. ............................      1,375         26,812
(a) Federated Department Stores Inc. ................        900         30,374
    GAP Inc. ........................................      3,539        110,593
    Home Depot Inc. .................................      9,294        464,118
    J.C. Penney Co. Inc. ............................      1,000         18,437
(a) Kmart Corp. .....................................      1,800         12,262
(a) Kohl's Corp. ....................................      1,300         72,312
    Longs Drug Stores Inc. ..........................        200          4,350
    Lowe's Cos. Inc. ................................      1,605         65,904
    May Department Stores Co. .......................      1,300         31,200
    Nordstrom Inc. ..................................        500         12,062
(a) Office Depot Inc. ...............................      1,100          6,874
    Radioshack Corp. ................................        800         37,900


                                                                         FSP-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                             SHARES        VALUE
-----------------------------------------------------------------------------------
    Common Stocks (cont.)
    Retail Trade (cont.)
(a) Rite Aid Corp. .....................................      1,000     $    6,562
(a) Safeway Inc. .......................................      2,069         93,363
    Sears, Roebuck & Co. ...............................      1,500         48,937
    Staples Inc. .......................................      2,000         30,750
    Target Corp. .......................................      1,846        107,067
(a) The Great Atlantic & Pacific Tea Co. Inc. ..........        200          3,324
(a) The Kroger Co. .....................................      3,448         76,071
    The Limited Inc. ...................................      1,900         41,087
    The TJX Companies Inc. .............................      1,400         26,250
(a) Tiffany & Co. ......................................        300         20,250
    Toys R Us Inc. .....................................      1,000         14,562
    Walgreen Co. .......................................      4,100        131,968
    Wal-Mart Stores Inc. ...............................     17,934      1,033,446
    Winn-Dixie Stores Inc. .............................        600          8,587
                                                                        ----------
                                                                         2,839,270
                                                                        ----------
    Technology Services 8.6%
    Adobe Systems Inc. .................................        500         65,012
(a) America Online Inc. ................................      9,170        483,717
    Autodesk Inc. ......................................        200          6,937
    Automatic Data Processing Inc. .....................      2,578        138,083
(a) BMC Software Inc. ..................................      1,000         36,483
(a) Ceridian Corp. .....................................        600         14,437
(a) Citrix Systems Inc. ................................        700         13,255
    Computer Associates International Inc. .............      2,400        122,850
(a) Computer Sciences Corp. ............................        700         52,280
(a) Compuware Corp. ....................................      1,700         17,637
(a) Electronic Data Systems Corp. ......................      1,900         78,374
    First Data Corp. ...................................      1,647         81,731
(a) Mercury Interactive Corp. ..........................        300         29,024
(a) Microsoft Corp. ....................................     21,138      1,691,040
(a) Novell Inc. ........................................      1,300         12,024
(a) Oracle Corp. .......................................     11,410        959,152
(a) Parametric Technology Corp. ........................        900          9,900
(a) Peoplesoft Inc. ....................................      1,100         18,424
(a) Sapient Corp. ......................................        200         21,387
(a) Siebel Systems Inc. ................................        800        130,850
(a) Unisys Corp. .......................................      1,200         17,474
(a) VERITAS Software Corp. .............................      1,600        180,824
(a) Yahoo! Inc. ........................................      2,200        272,524
                                                                        ----------
                                                                         4,453,419
                                                                        ----------
    Transportation .6%
(a) AMR Corp. ..........................................        600         15,862
    Burlington Northern Santa Fe Corp. .................      1,875         43,007
    CSX Corp. ..........................................        900         19,068
    Delta Air Lines Inc. ...............................        500         25,280
    Fedex Corp. ........................................      1,200         45,600
(a) Kansas City Southern Industries Inc. ...............        400         35,474
    Norfolk Southern Corp. .............................      1,500         22,312
    Southwest Airlines Co. .............................      2,000         37,874
    Union Pacific Corp. ................................      1,028         38,228
(a) US Airways Group Inc. ..............................        300         11,700
                                                                        ----------
                                                                           294,405
                                                                        ----------

FSP-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Utilities 8.8%
    Alltel Corp. ...................................      1,300     $    80,518
    Ameren Corp. ...................................        500          16,874
    American Electric Power Co. Inc. ...............      1,340          39,697
    AT&T Corp. .....................................     15,015         474,849
    BellSouth Corp. ................................      7,551         321,860
    Centurytel Inc. ................................        500          14,374
    Cinergy Corp. ..................................        700          17,805
    CMS Energy Corp. ...............................        400           8,850
    Coastal Corp. ..................................        900          54,787
    Columbia Energy Group ..........................        300          19,687
    Consolidated Edison Inc. .......................        800          23,700
    Constellation Energy Group Inc. ................        600          19,537
(a) CP&L Energy Inc. ...............................        600          19,162
    Dominion Resources Inc. ........................      1,000          42,874
    DTE Energy Co. .................................        500          15,280
    Duke Energy Corp. ..............................      1,529          86,196
    Eastern Enterprises ............................        100           6,300
    Edison International ...........................      1,400          28,700
    El Paso Energy Corp. ...........................        900          45,843
    Enron Corp. ....................................      2,974         191,822
    Entergy Corp. ..................................        900          24,468
    FirstEnergy Corp. ..............................        900          21,037
    Florida Progress Corp. .........................        400          18,750
    FPL Group Inc. .................................        700          34,650
(a) Global Crossing Ltd. (Bermuda) .................      3,621          95,277
    GPU Inc. .......................................        500          13,531
    GTE Corp. ......................................      3,929         244,580
    New Century Energies Inc. ......................        400          12,000
(a) Nextel Communications Inc., A ..................      3,100         189,681
(a) Niagara Mohawk Holdings Inc. ...................        600           8,362
    Nicor Inc. .....................................        200           6,524
    Northern States Power Co. ......................        600          12,112
(a) ONEOK Inc. .....................................        200           5,187
    PECO Energy Co. ................................        700          28,218
    Peoples Energy Corp. ...........................        200           6,474
    PG&E Corp. .....................................      1,600          39,400
    Pinnacle West Capital Corp. ....................        300          10,163
    PPL Corp. ......................................        500          10,968
    Public Service Enterprise Group Inc. ...........        800          27,700
    Reliant Energy Inc. ............................      1,200          35,474
    SBC Communications Inc. ........................     13,683         591,790
    Sempra Energy ..................................        700          11,900
    Southern Co. ...................................      2,660          62,011
    Sprint Corp. (FON Group) .......................      3,516         179,315
(a) Sprint Corp. (PCS Group) .......................      3,700         220,150
    TXU Corp. ......................................      1,100          32,450
    U.S. West Inc. .................................      2,009         172,271
    Unicom Corp. ...................................        700          27,081
    Verizon Communications .........................      6,184         314,224
    Williams Cos. Inc. .............................      1,771          73,828
(a) Worldcom Inc. ..................................     11,517         528,341
                                                                    -----------
                                                                      4,586,632
                                                                    -----------
    Total Common Stocks (Cost $49,128,250)..........                 50,460,508
                                                                    ===========



                                                                         FSP-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                  SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Short Term Investments 2.8%
(c) U.S. Treasury Bill, 9/14/00 ............................................      150,000      $   148,284
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio ..........    1,289,884        1,289,884
                                                                                               -----------
    Total Short Term Investments (Cost $1,437,698)..........................                     1,438,168
                                                                                               -----------
    Total Investments (Cost $50,565,948) 99.7%..............................                    51,898,676
    Other Assets, less Liabilities .3% .....................................                       152,233
                                                                                               -----------
    Net Assets 100.0% ......................................................                   $52,050,909
                                                                                               ===========

(a)Non-income producing
(b)The Franklin Institutionary Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(c)On deposit with broker for initial margin on futures contracts (Note 1b).

                       See notes to financial statements.

FSP-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $50,565,948
                                                           ===========
  Value ...............................................     51,898,676
 Cash .................................................         90,675
 Receivables:
  Investment securities sold ..........................          3,800
  Capital shares sold .................................        268,201
  Dividends ...........................................         38,621
  Variation margin (Note 1) ...........................         10,100
 Offering costs .......................................         20,052
 Other assets .........................................          6,100
                                                           -----------
    Total assets ......................................     52,336,225
                                                           -----------
Liabilities:
 Payables:
  Investment securities purchased .....................        217,247
  Capital shares redeemed .............................         22,675
  Affiliates ..........................................         15,999
 Other liabilities ....................................         29,395
                                                           -----------
    Total liabilities .................................        285,316
                                                           -----------
     Net assets, at value .............................    $52,050,909
                                                           ===========
Net assets consist of:
 Undistributed net investment income ..................    $   186,906
 Net unrealized appreciation ..........................      1,313,408
 Accumulated net realized loss ........................       (440,634)
 Capital shares .......................................     50,991,229
                                                           -----------
     Net assets, at value .............................    $52,050,909
                                                           ===========
Class 1:
 Net assets, at value .................................    $42,433,168
                                                           ===========
 Shares outstanding ...................................      4,006,398
                                                           ===========
 Net asset value and offering price per share .........    $     10.59
                                                           ===========
Class 2:
 Net assets, at value .................................    $    88,128
                                                           ===========
 Shares outstanding ...................................          8,335
                                                           ===========
 Net asset value and offering price per share .........    $     10.57
                                                           ===========
Class 3:
 Net assets, at value .................................    $ 9,529,613
                                                           ===========
 Shares outstanding ...................................        901,758
                                                           ===========
 Net asset value and offering price per share .........    $     10.57
                                                           ===========

                       See notes to financial statements.

                                                                         FSP-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Dividends ...................................................    $  294,023
                                                                  ----------
Expenses:
 Management fees (Note 3) ....................................        26,278
 Administrative fees (Note 3) ................................        20,514
 Distribution fees (Note 3)
  Class 2 ....................................................           108
  Class 3 ....................................................         8,806
  Transfer agent fees - Class 3 (Note 3) .....................         6,705
  Custodian fees .............................................           553
  Reports to shareholders ....................................        24,277
  Registration and filing fees - Class 3 .....................        25,920
  Professional fees (Note 3) .................................         6,830
  Trustees' fees and expenses ................................           212
  Amortization of offering costs (Note 1) ....................        12,011
  Amortization of offering costs - Class 3 (Note 1) ..........         7,937
  Other ......................................................         4,574
                                                                  ----------
  Total expenses .............................................       144,725
  Expenses waived/paid by affiliate (Note 3) .................       (37,886)
                                                                  ----------
     Net expenses ............................................       106,839
                                                                  ----------
      Net investment income ..................................       187,184
                                                                  ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................      (511,265)
  Financial futures contracts ................................        70,631
                                                                  ----------
    Net realized loss ........................................      (440,634)
 Net unrealized appreciation on investments ..................       843,476
                                                                  ----------
Net realized and unrealized gain .............................       402,842
                                                                  ----------
Net increase in net assets resulting from operations .........    $  590,026
                                                                  ==========

                       See notes to financial statements.

FSP-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                             Six Months Ended       Year Ended
                                                                               June 30, 2000    December 31, 1999(a)
                                                                            ----------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ................................................      $   187,184           $    19,760
   Net realized loss from investments and financial futures transactions          (440,634)                   --
   Net unrealized appreciation on investments ...........................          843,476               469,932
                                                                               ---------------------------------
    Net increase in net assets resulting from operations ................          590,026               489,692
 Distributions to shareholders from:
   Net investment income:
    Class 1 .............................................................          (18,826)                   --
    Class 2 .............................................................              (15)                   --
    Class 3 .............................................................           (3,250)                   --
                                                                               ---------------------------------
 Total distributions to shareholders ....................................          (22,091)                   --
 Capital share transactions: (Note 2)
    Class 1 .............................................................       27,100,706            14,487,738
    Class 2 .............................................................               15                83,330
    Class 3 .............................................................        7,057,486             2,264,007
                                                                               ---------------------------------
 Total capital share transactions .......................................       34,158,207            16,835,075
    Net increase in net assets ..........................................       34,726,142            17,324,767
Net assets:
 Beginning of period ....................................................       17,324,767                    --
                                                                               ---------------------------------
 End of period ..........................................................      $52,050,909           $17,324,767
                                                                               =================================
Undistributed net investment income included in net assets:
 End of period ..........................................................      $   186,906           $    21,813
                                                                               =================================

(a)For the period November 1, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                         FSP-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin S&P 500 Index Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. As of June 30, 2000, 77% of the Fund's shares were sold through one insurance company. The Fund seeks to match the performance of S&P 500 Index.

Effective May 1, 2000, the name of the Templeton Variable Products Series Fund
- Franklin S&P 500 Index Fund changed to Franklin Templeton Variable Insurance Products Trust - Franklin S&P 500 Index Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Futures Contracts

The Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Offering Costs

Offering costs are amortized on a straight-line basis over twelve months.

FSP-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Each class of shares differs by its distribution fees, registration fees, shareholder servicing costs, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        Six Months Ended                Year Ended
                                                         June 30, 2000               December 31, 1999(a)
                                                -------------------------------------------------------------
                                                     Shares          Amount          Shares        Amount
Class 1 Shares:                                 -------------------------------------------------------------
Shares sold ...................................     3,781,072    $  39,349,416     1,433,132    $14,724,579
Shares issued in reinvestment of distributions          1,894           18,826            --             --
Shares redeemed ...............................    (1,186,572)     (12,267,536)      (23,128)      (236,841)
                                                   --------------------------------------------------------
Net increase ..................................     2,596,394    $  27,100,706     1,410,004    $14,487,738
                                                   ========================================================
Class 2 Shares:
Shares sold ...................................            --    $          --         8,333    $    83,330
Shares issued in reinvestment of distributions              2               15            --             --
                                                   --------------------------------------------------------
Net increase ..................................             2    $          15         8,333    $    83,330
                                                   ========================================================
Class 3 Shares:
Shares sold ...................................       972,705    $  10,095,873       232,129    $ 2,362,095
Shares issued in reinvestment of distributions            327            3,250            --             --
Shares redeemed ...............................      (293,863)      (3,041,637)       (9,540)       (98,088)
                                                   --------------------------------------------------------
Net increase ..................................       679,169    $   7,057,486       222,589    $ 2,264,007
                                                   ========================================================

(a)For the period November 1, 1999 (effective date) to December 31, 1999.

Templeton Funds Annuity Company, the Fund's subadministrative manager, is the record owner of 8,335 of the Fund's Class 2 shares as of June 30, 2000.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                            Affiliation
       ----------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                                Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent

The Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the Fund.

                                                                         FSP-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services of .10% per year of the Fund's average daily net assets.

Under a subadvisory agreement, State Street Global Advisors (SSgA) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Advisers and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of .55%, .80%, and .80% of average daily net assets of Class 1, Class 2, and Class 3, respectively, through December 31, 2000, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund's shares.

Included in professional fees are legal fees of $180 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of offering costs. Net realized capital gains and losses differ for financial statements and tax purposes primarily due to differing treatment of wash sales.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $50,097,742 was as follows:

     Unrealized appreciation .............  $  5,794,302
     Unrealized depreciation .............    (3,993,368)
                                            ------------
     Net unrealized appreciation .........  $  1,800,934
                                            ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $38,974,910 and $3,947,074, respectively.


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

A financial futures contract is an agreement between parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of future contracts, interest rates, and the underlying hedged assets.

As of June 30, 2000, the Fund had the following futures contracts outstanding:

Contracts to Buy                 Number of Contracts   Delivery Dates   Contract Face Value   Unrealized Loss
-------------------------------------------------------------------------------------------------------------
S&P 500 Index, Sep 00 .........         4                  9/15/00            $1,487,420         $ (19,320)



FSP-24

                                                   FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small capitalization companies, which for this Fund are those companies with market capitalization values not exceeding (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase.
--------------------------------------------------------------------------------
During the first six months of 2000, U.S. economic growth was fueled by strong global demand, solid consumer confidence, and increased manufacturing productivity. In fact, growth was so strong that inflation threatened to rear its head. The apparent concern in equity markets was the prospect of frequent Federal Reserve rate hikes throughout 2000, following three 0.25% rate increases in 1999. While the nation's economy was expanding, U.S. equity markets were in turmoil, first rising steeply and then falling sharply. Within the first 10 weeks of the year, the Russell 2000 Growth Index, a leading indicator of growth-oriented domestic small-cap stock performance, rose 30.65%. In the following 10 weeks, it gave up all of that gain -- and then some -- before rebounding slightly to end the period up just 1.23% for the year-to-date through June 30, 2000.(1)

Although no industry sector was a completely safe haven, the most volatile issues were technology and Internet-related stocks. The market appeared to swing from late 1999's fear of not owning these stocks to a fear of owning them, followed by a wholesale dumping of shares of Internet-related companies, some of which had been managing themselves towards sales but not earnings growth. Unfortunately, in our opinion, shares of some good companies were, like the proverbial baby, thrown out with the bath water.

Ironically, this decline occurred in an environment of aggressive buying by individual investors and healthy cash flows into technology and growth funds. However, for the first time in many years, "buying on the dip" did not seem to rescue the market as half-hearted rallies were followed by sharp corrections to lower lows. Faced with the prospect of higher interest rates, and the belief that many stocks were finally being fairly valued, some investors turned towards value stocks, restraining the upside in the technology market and making it resistant

(1) Source: Standard & Poor's Micropal. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

   Top 10 Sector Breakdown
   Franklin Small Cap Fund
   6/30/00
                               % of Total
   Sector                      Net Assets
   --------------------------------------
   Electronic Technology         30.0%

   Technology Services           23.6%

   Telecommunications             6.1%

   Finance                        4.8%

   Industrial Services            3.1%

   Real Estate                    2.6%

   Transportation                 2.2%

   Energy Minerals                2.1%

   Consumer Services              1.8%

   Health Technology              1.6%

   Top 10 Holdings
   Franklin Small Cap Fund
   6/30/00

   Company                      % of Total
   Sector, Country              Net Assets
   ---------------------------------------
   JDS Uniphase Corp.             5.9%
   Electronic Technology,
   United States

   PMC-Sierra Inc.                4.3%
   Electronic Technology,
   Canada

   i2Technologies Inc.            2.4%
   Technology Services,
   United States

   VERITAS Software Corp.         2.3%
   Technology Services,
   United States

   Micromuse Inc.                 2.0%
   Technology Services,
   United States

   BroadVision Inc.               1.6%
   Technology Services,
   United States

   VoiceStream Wireless
   Corp.                          1.5%
   Telecommunications,
   United States

   RSA Security Inc.              1.3%
   Electronic Technology,
   United States

   Coherent Inc.                  1.3%
   Electronic Technology,
   United States

   Waters Corp.                   1.2%
   Electronic Technology,
   United States

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

to rallies. Toward the end of the reporting period, news that the U.S. economy might be beginning to cool contributed to a revival in the technology sector during late May and June amid sharply declining trading volumes.

During the reporting period, the Fund's share price rose and fell with the general market, but outperformed the Russell 2000, its benchmark index, which returned 3.04%. We used the early part of the year to cut back the number of our positions, especially those relating to the Internet. Although we were not completely successful in this effort, we had converted many of them to cash by the April correction in the overall market. Fortunately, we also held real estate investment trusts and energy stocks, both of which moderated the performance swings in our tech investments.

As the market stabilized toward the end of the reporting period, we began initiating new positions and adding to existing holdings in all sectors. Although we focused on the technology and technology services areas, where we think valuations are now more rational than they were in January and February, we also added selectively to the energy and professional services sectors. We believe that as investors increasingly understand the merits of diversification beyond technology, the many non-technology stocks owned by the Fund will be recognized as high-quality growth stocks.

Looking forward, we remain optimistic about growth prospects in the small-cap universe. Although a weak dollar brought on by equity market turbulence could exacerbate inflationary pressures, and low liquidity can pose problems in the sale of small-cap stocks, we are often able to purchase shares of what we believe are great companies at fire-sale prices. Global economies are currently strong, and we will continue searching for companies that we believe possess competitive advantages such as intellectual property, barriers to market entry for competitors or a faster-than-average growth trend.

We think it is wise to maintain a healthy respect for the past history of the U.S. economy's business cycles, and for realistic limits to uninterrupted growth of America's fastest growing companies. Last year's strong portfolio gains reflect an extended period of unusually high earnings growth and returns on capital of leading technology companies. Some investors expect this to continue. However, one thing is certain: This rate of growth may not be attainable for many companies in the future, and we can not realistically rely on such performance results to continue indefinitely. We will try our hardest to deliver the past year's performance every time, but no one should expect that to be the case for this, or any, Fund.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has, and likely will continue to, range from small to mid cap.

Franklin Small Cap Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Small Cap Fund - Class 1 delivered a +6.58% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Fund - Class 1
 Periods ended 6/30/00
                                                               Since
                                                            Inception
                                   1-Year        3-Year     (11/1/95)
 --------------------------------------------------------------------
 Average Annual Total Return        +80.21%    +31.20%       +28.51%
 Cumulative Total Return            +80.21%   +125.85%      +222.26%
 Value of $10,000 Investment        $18,021    $22,585       $32,226

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility, particularly in the technology sector, can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

                                                                                      Class 1
                                                ----------------------------------------------------------------------------------
                                                 Six Months Ended                       Year Ended December 31,
                                                   June 30, 2000   ---------------------------------------------------------------
                                                    (unaudited)        1999         1998         1997         1996        1995(d)
                                                ----------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $26.87          $13.72       $15.05        $13.20       $10.24     $10.00
                                                ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(c) ..............          .02            (.01)         .07           .01          .02        .03
 Net realized and unrealized gains (losses) ...         1.55           13.25         (.20)         2.24         2.95        .21
                                                ----------------------------------------------------------------------------------
Total from investment operations ..............         1.57           13.24         (.13)         2.25         2.97        .24
                                                ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           --            (.08)        (.01)         (.03)        (.01)        --
 Net realized gains ...........................        (1.92)           (.01)       (1.19)         (.37)          --         --
                                                ----------------------------------------------------------------------------------
Total distributions ...........................        (1.92)           (.09)       (1.20)         (.40)        (.01)        --
                                                ----------------------------------------------------------------------------------
Net asset value, end of period ................       $26.52          $26.87       $13.72      $  15.05       $13.20     $10.24
                                                ==================================================================================
Total return(a) ...............................        6.58%          96.94%        (.98%)       17.42%       28.95%      2.30%
Ratios/supplemental data
Net assets, end of period (000's) .............     $510,752        $488,062     $315,460      $313,462     $170,969    $13,301

Ratios to average net assets:
 Expenses .....................................         .76%(b)         .77%         .77%          .77%         .77%       .90%(b)
 Net investment income (loss) .................         .14%(b)        (.05%)        .51%          .06%         .63%      2.70%(b)
Portfolio turnover rate .......................        8.54%          39.49%       53.01%        64.07%       63.72%     16.04%


(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(b)Annualized
(c)Based on average shares outstanding effective year ended December 31, 1999.
(d)For the period November 1, 1995 (effective date) to December 31, 1995.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

                                                                  Class 2
                                                  ---------------------------------------
                                                   Six Months Ended
                                                    June 30, 2000        Year Ended
                                                     (unaudited)     December 31, 1999(d)
                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $26.80              $14.25
                                                  ---------------------------------------
Income from investment operations:
 Net investment income (loss)(c) ..............            .05                (.04)
 Net realized and unrealized gains ............           1.49               12.68
                                                  ---------------------------------------
Total from investment operations ..............           1.54               12.64
                                                  ---------------------------------------
Less distributions from:
 Net investment income ........................             --                (.08)
 Net realized gains ...........................          (1.92)               (.01)
                                                  ---------------------------------------
Total distributions ...........................          (1.92)               (.09)
                                                  ---------------------------------------
Net asset value, end of period ................         $26.42              $26.80
                                                  =======================================
Total return(a) ...............................          6.48%              89.05%

Ratios/supplemental data
Net assets, end of period (000's) .............       $203,158              $6,156
Ratios to average net assets:
 Expenses .....................................          1.01%(b)            1.02%(b)
 Net investment income (loss) .................           .36%(b)            (.18%)(b)
Portfolio turnover rate .......................          8.54%              39.49%

(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(b)Annualized
(c)Based on average shares outstanding.
(d)For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                        COUNTRY         SHARES         VALUE
------------------------------------------------------------------------------------------------
    Common Stocks 84.1%
    Commercial Services 1.6%
(a)  Aether Systems Inc. .........................    United States       4,600      $   943,000
(a) Answerthink Inc. ............................    United States     118,900        1,976,713
(a) Careerbuilder Inc. ..........................    United States      37,200          123,225
(a) Corporate Executive Board Co. ...............    United States      14,700          880,163
(a) DigitalThink Inc. ...........................    United States       3,400          121,975
    FactSet Research Systems Inc. ...............    United States      25,000          706,250
(a) GetThere.com Inc. ...........................    United States       3,300           34,856
(a) Hotjobs.com Ltd. ............................    United States      26,100          360,506
(a) Interep National Radio Sales Inc. ...........    United States      26,200          139,188
(a) Internet Pictures Corp. .....................    United States      54,830          829,304
(a) Netcentives Inc. ............................    United States       4,800           89,400
(a) NOVA Corp. ..................................    United States      60,900        1,701,394
(a) ProBusiness Services Inc. ...................    United States       3,000           79,688
(a) Smith-Gardner & Associates Inc. .............    United States       7,400           35,613
(a) SOS Staffing Services Inc. ..................    United States      37,900          116,069
(a) Stamps.com Inc. .............................    United States      28,300          206,944
(a) Ventro Corp. ................................    United States      10,400          196,300
    Viad Corp. ..................................    United States      94,100        2,564,225
(a) Wink Communications Inc. ....................    United States         200            6,100
                                                                                    -----------
                                                                                     11,110,913
                                                                                    -----------
    Consumer Durables
    D.R. Horton Inc. ............................    United States      16,000          217,000
    Ethan Allen Interiors Inc. ..................    United States       3,000           72,000
                                                                                    -----------
                                                                                        289,000
                                                                                    -----------
    Consumer Non-Durables .3%
(a) Tommy Hilfiger Corp. ........................    United States     128,600          964,500
    Wolverine World Wide Inc. ...................    United States      84,800          837,400
                                                                                    -----------
                                                                                      1,801,900
                                                                                    -----------
(a) Consumer Services 1.8%
    Acme Communications Inc. ....................    United States      11,700          213,525
    ARTISTdirect Inc. ...........................    United States       3,300           10,313
    Classic Communications Inc., A ..............    United States       4,500           40,219
    Cumulus Media Inc., A .......................    United States      71,900          656,088
    DeVry Inc. ..................................    United States      67,800        1,792,463
    Entercom Communications Corp. ...............    United States       2,300          112,125
    Insight Communications Co. Inc., A ..........    United States     100,400        1,568,750
    Jack in the Box Inc. ........................    United States      72,200        1,777,925
    MeriStar Hotels & Resorts Inc. ..............    United States     120,000          345,000
    Quokka Sports Inc. ..........................    United States       1,800           14,456
    Quotesmith.com Inc. .........................    United States      34,100           73,528
    Radio One Inc. ..............................    United States      15,800          467,088
    Radio One Inc., D ...........................    United States      31,600          697,175
    SFX Entertainment Inc. ......................    United States      70,275        3,184,336
    Spanish Broadcasting Systems Inc. ...........    United States      19,400          398,913
    Vail Resorts Inc. ...........................    United States      33,700          549,731
    XM Satellite Radio Holdings Inc. ............    United States      24,700          924,706
                                                                                    -----------
                                                                                     12,826,341
                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                        COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Technology 30.0%
(a) Accelerated Networks Inc. ...................    United States       9,200      $   388,125
(a) Adaptec Inc. ................................    United States      13,300          302,575
(a) Advanced Energy Industries Inc. .............    United States      52,600        3,100,113
(a) Aeroflex Inc. ...............................    United States      12,600          626,063
(a) Alpha Industries Inc. .......................    United States      40,000        1,762,500
(a) Alteon Websystems Inc. ......................    United States      12,800        1,280,800
(a) Anaren Microwave Inc. .......................    United States       2,100          275,592
(a) Apex Inc. ...................................    United States      12,700          555,625
(a) Applied Materials Inc. ......................    United States      46,968        4,256,475
(a) Applied Science & Technology Inc. ...........    United States       3,000           77,625
(a) AVT Corp. ...................................    United States      78,900          581,888
(a) Carrier Access Corp. ........................    United States      24,600        1,300,725
(a) Catapult Communications Corp. ...............    United States      38,600          388,413
(a) C-COR.net Corp. .............................    United States      24,800          669,600
(a) Celeritek Inc. ..............................    United States       6,000          244,875
(a) Celestica Inc. ..............................        Canada          6,900          342,413
(a) Cobalt Networks Inc. ........................    United States      35,800        2,071,925
(a) Coherent Inc. ...............................    United States     106,400        8,924,300
(a) Com21 Inc. ..................................    United States      40,000        1,000,000
(a) Conexant Systems Inc. .......................    United States       6,534          317,716
(a) Copper Mountain Networks Inc. ...............    United States       5,500          484,688
    CTS Corp. ...................................    United States      11,200          504,000
(a) DDi Corp. ...................................    United States      12,200          347,700
(a) Digital Microwave Corp. .....................    United States      61,100        2,329,438
(a) Ditech Communications Corp. .................    United States      49,700        4,699,756
    Elcoteq Network Corp., A ....................       Finland          7,000          153,991
(a) Electro Scientific Industries Inc. ..........    United States       9,700          427,103
(a) eMachines Inc. ..............................    United States       7,600           20,425
(a) EMCORE Corp. ................................    United States      30,200        3,624,000
(a) Flextronics International Ltd. ..............      Singapore       105,236        7,228,398
(a) FLIR Systems Inc. ...........................    United States     101,500          659,750
(a) Foundry Networks Inc. .......................    United States      15,800        1,745,900
(a) FVC.COM Inc. ................................    United States      12,600           97,650
(a) Gemstar International Group Ltd. ............    United States     120,000        7,374,375
(a) Handspring Inc. .............................    United States      11,200          302,400
(a) Harmonic Inc. ...............................    United States      28,000          693,000
(a) Integral Systems Inc. .......................    United States      14,600          244,550
(a) Integrated Circuit Systems Inc. .............    United States      48,500          830,563
(a) Jabil Circuit Inc. ..........................    United States      81,600        4,049,400
(a) JDS Uniphase Corp. ..........................    United States     351,108       42,089,072
(a) Juniper Networks Inc. .......................    United States       2,400          349,350
    Keithley Instruments Inc. ...................    United States      30,000        2,613,750
(a) Komag Inc. ..................................    United States     262,000          458,500
(a) Kopin Corp. .................................    United States       4,800          332,400
(a) Lam Research Corp. ..........................    United States      16,000          600,000
(a) Lattice Semiconductor Corp. .................    United States      27,000        1,866,375
(a) MCK Communications Inc. .....................    United States      12,300          284,438
(a) Mettler-Toledo International Inc. ...........     Switzerland      160,300        6,412,000
(a) Micrel Inc. .................................    United States      36,000        1,563,750
(a) MMC Networks Inc. ...........................    United States      11,300          603,844
(a) Nanometrics Inc. ............................    United States       8,000          329,500
(a) Natural MicroSystems Corp. ..................    United States       7,200          809,550
(a) Netopia Inc. ................................    United States       1,000           40,250
(a) Netro Corp. .................................    United States       6,800          390,150
(a) NICE Systems Ltd., ADR ......................        Israel         12,300          949,406

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                    COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Technology (cont.)
(a) Novellus Systems Inc. ...................................    United States      57,000      $  3,224,063
(a) Numerical Technologies Inc. .............................    United States       2,700           131,288
(a) Paradyne Networks Inc. ..................................    United States       2,400            78,150
(a) P-Com Inc. ..............................................    United States         600             3,188
(a) PC-Tel Inc. .............................................    United States      22,800           866,400
(a) Perceptron Inc. .........................................    United States      62,100           211,528
    PerkinElmer Inc. ........................................    United States       1,000            66,125
(a) Photronics Inc. .........................................    United States      28,400           805,850
(a) Pinnacle Systems Inc. ...................................    United States      23,400           526,134
(a) Pixelworks Inc. .........................................    United States       6,000           136,500
(a) PLX Technology Inc. .....................................    United States      22,800           946,200
(a) PMC-Sierra Inc. .........................................        Canada        172,000        30,562,250
(a) Polycom Inc. ............................................    United States      53,700         5,052,834
(a) Power Integrations Inc. .................................    United States      15,000           353,438
(a) Powerwave Technologies Inc. .............................    United States      13,800           607,200
(a) Proxim Inc. .............................................    United States      24,800         2,454,425
(a) PSi Technologies Holdings Inc., ADR .....................     Philippines        2,100            43,575
(a) QLogic Corp. ............................................    United States       6,800           449,225
(a) Quantum Effect Devices Inc. .............................    United States       6,500           370,500
(a) QuickLogic Corp. ........................................    United States      49,800         1,108,050
(a) Radiant Systems Inc. ....................................    United States       1,350            32,400
(a) Redback Networks Inc. ...................................    United States       8,300         1,477,400
(a) RSA Security Inc. .......................................    United States     133,700         9,258,725
(a) Sanmina Corp. ...........................................    United States      37,600         3,214,800
(a) Semtech Corp. ...........................................    United States      21,000         1,606,172
(a) Sierra Wireless Inc. ....................................        Canada         24,800         1,334,550
(a) Silicon Laboratories Inc. ...............................    United States         300            15,938
(a) Stanford Microdevices Inc. ..............................    United States       7,400           321,438
(a) Synopsys Inc. ...........................................    United States      67,600         2,336,425
(a) Tekelec .................................................    United States     101,000         4,866,938
(a) Tektronix Inc. ..........................................    United States      17,800         1,317,200
(a) Telaxis Communications Corp. ............................    United States         600            18,750
(a) Triquint Semiconductor Inc. .............................    United States      18,100         1,731,944
(a) Varian Inc. .............................................    United States      37,300         1,720,463
(a) Varian Semiconductor Equipment Associates Inc. ..........    United States      25,400         1,595,438
(a) Veeco Instruments Inc. ..................................    United States      28,560         2,092,020
(a) Visual Networks Inc. ....................................    United States      11,000           313,500
(a) Waters Corp. ............................................    United States      68,000         8,487,250
(a) Westell Technologies Inc. ...............................    United States      10,500           157,500
(a) Western Digital Corp. ...................................    United States      66,500           332,500
(a) Xircom Inc. .............................................    United States       2,400           114,000
                                                                                                ------------
                                                                                                 214,319,044
                                                                                                ------------
    Energy Minerals 2.1%
(a) Barrett Resources Corp. .................................    United States      90,400         2,751,550
(a) Basin Exploration Inc. ..................................    United States      41,800           747,175
    Cabot Oil & Gas Corp., A ................................    United States      16,500           349,594
(a) Chesapeake Energy Corp. .................................    United States     101,300           785,075
(a) Denbury Resources Inc. ..................................    United States      83,500           433,156
(a) Forest Oil Corp. ........................................    United States      46,400           739,500
(a) Louis Dreyfus Natural Gas Corp. .........................    United States      15,500           485,344
(a) Newfield Exploration Co. ................................    United States      80,900         3,165,213
(a) Pennaco Energy Inc. .....................................    United States      93,000         1,522,875
(a) Pure Resources Inc. .....................................    United States      52,057           930,519
    Range Resources Corp. ...................................    United States     173,400           541,875

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Energy Minerals (cont.)
(a) Santa Fe Snyder Corp. ...............................    United States      66,210      $   753,139
(a) Tom Brown Inc. ......................................    United States      80,300        1,851,919
                                                                                            -----------
                                                                                             15,056,934
                                                                                            -----------
    Finance 4.8%
(a) Affiliated Managers Group Inc. ......................    United States      46,800        2,129,400
    Allied Capital Corp. ................................    United States      89,000        1,513,000
(a) Arch Capital Group Ltd. .............................    United States      49,500          739,406
    Bank United Corp., A ................................    United States      53,200        1,871,975
(a) Catellus Development Corp. ..........................    United States      30,300          454,500
    City National Corp. .................................    United States      36,500        1,268,375
    Commerce Bancorp Inc. ...............................    United States      21,420          985,320
(a) DLJdirect ...........................................    United States      34,100          242,963
(a) eSPEED Inc., A ......................................    United States       8,400          364,875
    Federated Investors Inc., B .........................    United States     128,600        4,509,038
    Financial Security Assurance Holdings Ltd. ..........    United States      67,000        5,083,625
(a) Golden State Bancorp Inc. ...........................    United States     109,000        1,962,000
    Greater Bay Bancorp Inc. ............................    United States       1,700           79,475
    HCC Insurance Holdings Inc. .........................    United States      35,300          666,288
(a) Knight Trading Group Inc. ...........................    United States      26,200          781,088
(a) LaBranche & Co. Inc. ................................    United States       8,500          122,188
    Metris Cos. Inc. ....................................    United States       9,300          233,663
(a) Mortgage.com Inc. ...................................    United States       1,800            2,700
    Mutual Risk Management Ltd. .........................       Bermuda         49,700          860,431
(a) National Discount Brokers Group Inc. ................    United States       1,000           31,875
    Protective Life Corp. ...............................    United States      13,100          348,788
    Radian Group Inc. ...................................    United States      31,038        1,606,217
    Reinsurance Group of America Inc. ...................    United States      78,000        2,349,750
(a) Silicon Valley Bancshares ...........................    United States     138,400        5,899,300
    Tucker Anthony Sutro Corp. ..........................    United States      26,300          473,400
    Westamerica Bancorp. ................................    United States         200            5,225
                                                                                            -----------
                                                                                             34,584,865
                                                                                            -----------
(a) Health Services 1.1%
    American Dental Partners Inc. .......................    United States      20,300          142,100
    Beverly Enterprises Inc. ............................    United States     146,900          413,156
    Oxford Health Plans Inc. ............................    United States      96,500        2,297,906
    PAREXEL International Corp. .........................    United States      68,000          650,250
    Pharmaceutical Product Development Inc. .............    United States      91,700        1,925,700
    Renal Care Group Inc. ...............................    United States      97,350        2,380,512
    SciQuest.com Inc. ...................................    United States       7,400           84,638
                                                                                            -----------
                                                                                              7,894,262
                                                                                            -----------
(a) Health Technology 1.6%
    Alexion Pharmaceuticals Inc. ........................    United States      19,100        1,365,650
    Epoch Pharmaceuticals Inc. ..........................    United States      54,000          479,250
    Heska Corp. .........................................    United States      39,300           83,513
    ImClone Systems Inc. ................................    United States       6,100          466,269
    INAMED Corp. ........................................    United States      14,200          520,075
    Inhale Therapeutic Systems Inc. .....................    United States      47,600        4,829,913
    Intermune Pharmaceuticals Inc. ......................    United States       1,000           41,313
    Luminex Corp. .......................................    United States       2,800          116,550
    Packard BioScience Co. ..............................    United States      20,500          348,500
    Serologicals Corp. ..................................    United States     155,750          778,750
    St. Jude Medical Inc. ...............................    United States       5,000          229,375
    Summit Technology Inc. ..............................    United States       9,300          175,538

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                          COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
(a) Health Technology (cont.)
    SuperGen Inc. .................................    United States      20,000      $   725,000
    Texas Biotechnology Corp. .....................    United States       8,900          169,100
    Thoratec Laboratories Corp. ...................    United States       4,700           76,081
    Varian Medical Systems Inc. ...................    United States       4,000          156,500
    Ventana Medical Systems Inc. ..................    United States      22,700          533,450
    Visible Genetics Inc. .........................        Canada          8,400          379,050
    Wesley Jessen Visioncare Inc. .................    United States       5,300          199,081
                                                                                      -----------
                                                                                       11,672,958
                                                                                      -----------
(a) Industrial Services 3.1%
    Atwood Oceanics Inc. ..........................    United States       9,400          417,125
    Casella Waste Systems Inc., A .................    United States       4,500           48,375
    Catalytica Inc. ...............................    United States     123,733        1,361,063
    Core Laboratories NV ..........................     Netherlands       83,400        2,418,600
    Dycom Industries Inc. .........................    United States      24,150        1,110,900
    Grey Wolf Inc. ................................    United States     321,100        1,605,500
    Marine Drilling Cos. Inc. .....................    United States      81,000        2,268,000
    Pride International Inc. ......................    United States       8,900          220,275
    Rowan Cos. Inc. ...............................    United States      56,500        1,716,188
    Superior Energy Services Inc. .................    United States     125,000        1,296,875
    Trico Marine Services Inc. ....................    United States     115,700        1,475,175
    US Liquids Inc. ...............................    United States      52,200          287,100
    Varco International Inc. ......................    United States     325,645        7,571,246
                                                                                      -----------
                                                                                       21,796,422
                                                                                      -----------
    Non-Energy Minerals
    Reliance Steel & Aluminum Co. .................    United States      13,500          258,188
                                                                                      -----------
    Process Industries .5%
(a) Cabot Microelectronics Corp. ..................    United States       1,700           77,775
    ChemFirst Inc. ................................    United States      85,100        2,053,038
(a) CUNO Inc. .....................................    United States      36,600          846,375
(a) Packaging Corp. of America ....................    United States      41,700          422,213
(a) Symyx Technologies Inc. .......................    United States       4,200          178,959
                                                                                      -----------
                                                                                        3,578,360
                                                                                      -----------
    Producer Manufacturing 1.2%
(a) American Power Conversion Corp. ...............    United States      45,600        1,861,050
(a) Gentex Corp. ..................................    United States     148,100        3,721,013
    Gibraltar Steel Corp. .........................    United States      52,800          739,200
    Roper Industries Inc. .........................    United States      62,000        1,588,750
(a) Tower Automotive Inc. .........................    United States      30,000          375,000
                                                                                      -----------
                                                                                        8,285,013
                                                                                      -----------
    Real Estate 2.6%
    Alexandria Real Estate Equities Inc. ..........    United States      18,600          638,213
    Arden Realty Inc. .............................    United States      82,100        1,929,350
    Brandywine Realty Trust .......................    United States      16,100          307,913
    Camden Property Trust .........................    United States      70,600        2,073,875
    CBL & Associates Properties Inc. ..............    United States      13,300          331,669
    Colonial Properties Trust .....................    United States      15,400          421,575
    Developers Diversified Realty Corp. ...........    United States      57,600          860,400
    FelCor Lodging Trust Inc. .....................    United States      50,800          939,800
    General Growth Properties Inc. ................    United States      67,600        2,146,300
    Glenborough Realty Trust Inc. .................    United States      54,500          950,344
    Health Care Property Investors Inc. ...........    United States      44,500        1,212,625
    Healthcare Realty Trust Inc. ..................    United States      10,400          177,450
    Innkeepers USA Trust ..........................    United States      98,900          902,463

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                            COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Real Estate (cont.)
    Liberty Property Trust ..........................    United States       2,700      $    70,031
    MeriStar Hospitality Corp. ......................    United States     138,000        2,898,000
    Reckson Associates Realty Corp. .................    United States      46,200        1,097,250
    SL Green Realty Corp. ...........................    United States      42,700        1,142,225
    Urban Shopping Centers Inc. .....................    United States       7,100          239,181
                                                                                        -----------
                                                                                         18,338,664
                                                                                        -----------
    Retail Trade 1.5%
(a) 1-800-FLOWERS.COM Inc. ..........................    United States      62,600          320,825
(a) BJ's Wholesale Club Inc. ........................    United States      44,600        1,471,800
    Dollar General Corp. ............................    United States     310,000        6,045,000
(a) Drugstore.com Inc. ..............................    United States       7,000           52,719
    Family Dollar Stores Inc. .......................    United States     141,100        2,760,269
(a) HomeGrocer.Com. .................................    United States      27,300          164,653
(a) The Men's Wearhouse Inc. ........................    United States       8,000          178,500
                                                                                        -----------
                                                                                         10,993,766
                                                                                        -----------
(a) Technology Services 23.6%
    724 Solutions Inc. ..............................        Canada          7,100          311,513
    About.com Inc. ..................................    United States      12,600          396,900
    Accrue Software Inc. ............................    United States      22,300          791,650
    Active Software Inc. ............................    United States       6,600          512,738
    Actuate Corp. ...................................    United States       7,000          373,625
    Affiliated Computer Services Inc., A ............    United States     167,900        5,551,194
    Allaire Corp. ...................................    United States      13,800          507,150
    AppNet Inc. .....................................    United States      32,200        1,159,200
    Art Technology Group Inc. .......................    United States      23,100        2,331,656
    Aspect Communications Corp. .....................    United States      62,600        2,460,963
    Aspen Technology Inc. ...........................    United States      27,000        1,039,500
    BEA Systems Inc. ................................    United States      11,600          573,475
    BindView Development Corp. ......................    United States      50,000          600,000
    Brightpoint Inc. ................................    United States      11,500           99,547
    Brio Technology Inc. ............................    United States      36,600          775,463
    BroadVision Inc. ................................    United States     231,000       11,737,688
    Check Point Software Technologies Ltd. ..........        Israel         23,400        4,954,950
    Citrix Systems Inc. .............................    United States      78,400        1,484,700
    Clarus Corp. ....................................    United States      23,800          925,225
    Complete Business Solutions Inc. ................    United States     119,600        2,100,475
    Concord Communications Inc. .....................    United States      31,000        1,236,125
    Critical Path Inc. ..............................    United States      11,500          670,594
    CyberSource Corp. ...............................    United States      51,200          707,200
    Cysive Inc. .....................................    United States      29,000          692,375
    Deltek Systems Inc. .............................    United States       6,700           39,572
    Digital Island Inc. .............................    United States       1,000           48,625
    Documentum Inc. .................................    United States      29,300        2,618,688
    eFunds Corp. ....................................    United States      27,100          315,038
    Embarcadero Technologies Inc. ...................    United States       2,000           58,750
    Entrust Technologies Inc. .......................    United States      62,200        5,147,050
    Exodus Communications Inc. ......................    United States       4,000          184,250
    FirstWorld Communications Inc., B ...............    United States       1,200           12,600
    H.T.E. Inc. .....................................    United States      38,500           50,531
    High Speed Access Corp. .........................    United States      10,200           66,938
    HNC Software Inc. ...............................    United States      99,000        6,113,250
    i2 Technologies Inc. ............................    United States     166,600       17,370,653
    Inet Technologies Inc. ..........................    United States       2,800          151,900
    Inforte Corp. ...................................    United States      81,000        2,916,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                          COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
(a) Technology Services (cont.)
    Internap Network Services Corp. ...............    United States       5,800      $    240,791
    Intertrust Technologies Corp. .................    United States       6,700           137,769
    Interwoven Inc ................................    United States       1,800           197,972
    Intuit Inc. ...................................    United States      67,800         2,805,225
    ISS Group Inc. ................................    United States       8,400           829,369
    ITXC Corp. ....................................    United States       9,500           336,359
    Keane Inc. ....................................    United States      31,600           683,350
    Keynote Systems Inc. ..........................    United States       5,600           395,150
    Liberate Technologies Inc. ....................    United States      41,200         1,207,675
    Lightspan Inc. ................................    United States      21,400           117,700
    Liquid Audio Inc. .............................    United States      47,700           451,659
    Luminant Worldwide Corp. ......................    United States       9,200            82,225
    MarchFirst Inc. ...............................    United States      62,100         1,133,325
    McAfee.com Corp. ..............................    United States       2,900            75,581
    Mercury Interactive Corp. .....................    United States      13,100         1,267,425
    Micromuse Inc. ................................    United States      87,680        14,509,670
    N2H2 Inc. .....................................    United States      28,100           140,500
    National Information Consortium Inc. ..........    United States      15,700           178,588
    National Instruments Corp. ....................    United States         150             6,544
    Navisite Inc. .................................    United States       9,800           409,763
    NBC Internet Inc., A ..........................    United States      20,000           250,000
    Netegrity Inc. ................................    United States      15,000         1,129,688
    Netiq Corp. ...................................    United States      20,749         1,237,158
    NetSolve Inc. .................................    United States      40,600         1,055,600
    Predictive Systems Inc. .......................    United States      53,000         1,904,687
    Proxicom Inc. .................................    United States      34,200         1,637,324
    PSINet Inc. ...................................    United States     121,560         3,054,194
    Quest Software Inc. ...........................    United States         200            11,074
    Rare Medium Group Inc. ........................    United States      36,300           573,993
    Rational Software Corp. .......................    United States       9,000           836,437
    Sapient Corp. .................................    United States      56,800         6,074,050
    Selectica Inc. ................................    United States         200            14,012
    Serena Software Inc. ..........................    United States      34,050         1,546,082
    Software.com Inc. .............................    United States       2,500           324,687
    Sonic Foundry Inc. ............................    United States       3,000            60,000
    SonicWALL Inc. ................................    United States       1,500           132,093
    StarMedia Network Inc. ........................    United States      24,800           468,100
    Tanning Technology Corp. ......................    United States     209,500         4,032,874
    TenFold Corp. .................................    United States       3,500            57,530
    Tumbleweed Communications Corp. ...............    United States      25,900         1,317,662
    U.S. Interactive Inc. .........................    United States      19,900           257,455
    Verio Inc. ....................................    United States      97,600         5,415,274
    VERITAS Software Corp. ........................    United States     143,550        16,223,392
    Verity Inc. ...................................    United States      91,400         3,473,200
    Versata Inc. ..................................    United States       1,200            48,374
    Viant Corp. ...................................    United States       9,200           272,550
    Vicinity Corp. ................................    United States      19,800           388,574
    Vignette Corp. ................................    United States      91,800         4,775,033
    Vitria Technology Inc. ........................    United States      11,200           684,600
    Wind River Systems Inc. .......................    United States     215,092         8,146,610
    Xpedior Inc. ..................................    United States      48,100           664,380
                                                                                      ------------
                                                                                       168,361,078
                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                   COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
(a) Telecommunications 6.1%
    Alaska Communications Systems Holdings Inc. ..............................  United States        86,900    $    901,587
    AT&T Canada Inc., B ......................................................      Canada           15,000         497,812
    Choice One Communications Inc. ...........................................  United States         3,300         134,680
    Clearnet Communications Inc., A ..........................................      Canada           39,000       1,082,858
    DSL.net Inc. .............................................................  United States        32,200         332,062
    Efficient Networks Inc. ..................................................  United States         9,000         662,062
    ICG Communications Inc. ..................................................  United States       131,000       2,890,187
    Intermedia Communications Inc. ...........................................  United States        49,500       1,472,624
    ITC Deltacom Inc. ........................................................  United States        19,400         432,862
    MGC Communications Inc. ..................................................  United States        24,600       1,474,462
    Millicom International Cellular SA .......................................    Luxembourg         42,400       1,484,000
    Pinnacle Holdings Inc. ...................................................  United States        95,300       5,146,200
    Primus Telecommunications Group Inc. .....................................  United States       139,600       3,472,550
    Rural Cellular Corp., A ..................................................  United States        88,900       6,806,405
    Time Warner Telecom Inc., A ..............................................  United States        11,600         746,750
    Triton PCS Holdings Inc., A ..............................................  United States         1,700          98,174
    VoiceStream Wireless Corp. ...............................................  United States        89,100      10,362,051
    WebLink Wireless Inc., A .................................................  United States        50,000         662,500
    Western Wireless Corp., A ................................................  United States        86,100       4,692,450
                                                                                                               ------------
                                                                                                                 43,352,276
                                                                                                               ------------
    Transportation 2.2%
(a) Alaska Air Group Inc. ....................................................  United States        18,200         493,674
(a) Atlantic Coast Airlines Holdings Inc. ....................................  United States       124,000       3,937,000
    C.H. Robinson Worldwide Inc. .............................................  United States        98,400       4,870,800
    Expeditors International of Washington Inc. ..............................  United States       136,300       6,474,250
                                                                                                               ------------
                                                                                                                 15,775,724
                                                                                                               ------------
    Total Common Stocks (Cost $320,151,623)...................................                                  600,295,708
                                                                                                               ------------
    Convertible Preferred Stocks .1%
    Bank United Corp., 8.00%, cvt. pfd. (Cost $1,000,000).....................  United States        20,000         930,000
                                                                                                               ------------
    Total Long Term Investments (Cost $321,151,623)...........................                                  601,225,708
                                                                                                               ------------
    Short Term Investments 16.6%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio
    (Cost $118,615,801).......................................................  United States   118,615,801     118,615,801
                                                                                                               ------------
    Total Investments (Cost $439,767,424) 100.8%..............................                                  719,841,509
    Other Assets, less Liabilities (.8%) .....................................                                   (5,930,823)
                                                                                                               ------------
    Net Assets 100.0% ........................................................                                 $713,910,686
                                                                                                               ============

(a)Non-income producing
(b)See Note 3 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $439,767,424
                                                           ============
  Value ...............................................     719,841,509
 Receivables:
  Investment securities sold ..........................         283,293
  Capital shares sold .................................         734,815
  Dividends ...........................................         195,120
                                                           ------------
   Total assets .......................................     721,054,737
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................       5,955,208
  Capital shares redeemed .............................         610,858
  Affiliates ..........................................         519,386
 Other liabilities ....................................          58,599
                                                           ------------
   Total liabilities ..................................       7,144,051
                                                           ------------
    Net assets, at value ..............................    $713,910,686
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    479,833
 Net unrealized appreciation ..........................     280,074,085
 Accumulated net realized loss ........................      (5,596,021)
 Capital shares .......................................     438,952,789
                                                           ------------
    Net assets, at value ..............................    $713,910,686
                                                           ============
Class 1:
 Net assets, at value .................................    $510,752,400
                                                           ============
 Shares outstanding ...................................      19,256,477
                                                           ============
 Net asset value and offering price per share .........    $      26.52
                                                           ============
Class 2:
 Net assets, at value .................................    $203,158,286
                                                           ============
 Shares outstanding ...................................       7,690,910
                                                           ============
 Net asset value and offering price per share .........    $      26.42
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Dividends ...................................................    $  2,054,683
 Interest ....................................................         722,683
                                                                  ------------
  Total investment income ....................................       2,777,366
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................       1,849,324
 Administration fees (Note 3) ................................         271,734
 Distribution fees - Class 2 (Note 3) ........................          82,528
 Custodian fees ..............................................           2,066
 Reports to shareholders .....................................          12,262
 Professional fees (Note 3) ..................................          14,589
 Trustees' fees and expenses .................................           1,907
 Other .......................................................          63,020
                                                                  ------------
  Total expenses .............................................       2,297,430
                                                                  ------------
   Net investment income .....................................         479,936
                                                                  ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ................................................      (5,416,616)
  Foreign currency transactions ..............................          (3,813)
                                                                  ------------
   Net realized loss .........................................      (5,420,429)
 Net unrealized appreciation on investments ..................      46,549,010
                                                                  ------------
Net realized and unrealized gain .............................      41,128,581
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 41,608,517
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                  Six Months Ended        Year Ended
                                                                                    June 30, 2000      December 31, 1999
                                                                                 ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...............................................     $     479,936        $    (161,672)
  Net realized gain (loss) from investments and foreign currency transactions         (5,420,429)          36,534,411
  Net unrealized appreciation on investments .................................        46,549,010          205,811,890
                                                                                   ----------------------------------
   Net increase in net assets resulting from operations ......................        41,608,517          242,184,629
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...................................................................                --           (1,492,353)
   Class 2 ...................................................................                --                 (619)
  Net realized gains:
   Class 1 ...................................................................       (34,605,736)            (208,580)
   Class 2 ...................................................................        (1,438,764)                 (53)
                                                                                   ----------------------------------
 Total distributions to shareholders .........................................       (36,044,500)          (1,701,605)
 Capital share transactions: (Note 2)
   Class 1 ...................................................................        26,862,962          (66,396,634)
   Class 2 ...................................................................       187,264,845            4,672,614
                                                                                   ----------------------------------
 Total capital share transactions ............................................       214,127,807          (61,724,020)
   Net increase in net assets ................................................       219,691,824          178,759,004
Net assets:
 Beginning of period .........................................................       494,218,862          315,459,858
                                                                                   ----------------------------------
 End of period ...............................................................     $ 713,910,686        $ 494,218,862
                                                                                   ==================================
Undistributed net investment income (accumulated net operating loss)
 included in net assets:
 End of period ...............................................................     $     479,833        $        (103)
                                                                                   ==================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Small Cap Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 68% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Six Months Ended                      Year Ended
                                                               June 30, 2000                   December 31, 1999(a)
                                                     --------------------------------------------------------------------
                                                          Shares           Amount           Shares            Amount
Class 1 Shares:                                      --------------------------------------------------------------------
Shares sold ........................................     3,597,900    $  100,098,343        5,623,402    $   95,075,835
Shares issued on merger (Note 6) ...................       162,686         4,046,010               --                --
Shares issued in reinvestment of distributions .....     1,438,908        34,605,736          106,977         1,700,933
Shares redeemed ....................................    (4,108,032)     (111,887,127)     (10,564,693)     (163,173,402)
                                                        ---------------------------------------------------------------
Net increase (decrease) ............................     1,091,462    $   26,862,962       (4,834,314)   $  (66,396,634)
                                                        ===============================================================
Class 2 Shares:
Shares sold ........................................     4,746,737    $  124,321,476          237,253    $    4,844,539
Shares issued on merger (Note 6) ...................     5,283,033       130,913,570               --                --
Shares issued in reinvestment of distributions .....        60,049         1,438,764               42               673
Shares redeemed ....................................    (2,628,621)      (69,408,965)          (7,583)         (172,598)
                                                        ---------------------------------------------------------------
Net increase .......................................     7,461,198    $  187,264,845          229,712    $    4,672,614
                                                        ===============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                            Affiliation
       ----------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                                Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Fund earned dividend income of $1,148,631 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       ------------------------------------------------------------------------
                .55%         First $500 million
                .45%         Over $500 million, up to and including $1 billion
                .40%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Effective May 1, 2000, the Fund's annualized fee rate was reduced from .75%, .625%, and .50% to .55%, .45%, and .40%, respectively.

Effective May 1, 2000, the Fund pays an administrative fee to FT Services of .25% per year of the average daily net assets of the Fund.

Management fees were reduced on assets invested in Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,101 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $103. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, and merger related expenses.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN SMALL CAP FUND

4. INCOME TAXES (cont.)
At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $439,832,899 was as follows:

     Unrealized appreciation .............  $ 325,651,502
     Unrealized depreciation .............    (45,642,892)
                                            -------------
     Net unrealized appreciation .........  $ 280,008,610
                                            =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $65,534,902 and $43,719,164, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Small Cap Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Franklin Small Cap Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Small Cap Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 162,686 Class 1 shares and 5,283,033 Class 2 shares of the FTVIPT - Franklin Small Cap Fund (valued at $24.87 per share and $24.78 per share, respectively) for the net assets of the TVP - Franklin Small Cap Investments Fund which aggregated $134,959,580, including $11,452,838 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Franklin Small Cap Fund immediately after the merger were $640,938,780.

                                       FRANKLIN TECHNOLOGY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology.
The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
We are pleased to bring you this inaugural report for Franklin Technology Securities Fund, which covers the two months since the Fund's inception on May 1, 2000. During the first half of this year, industrial production rose more than many investors had anticipated, consumer incomes increased and the labor market tightened. Concerned about the possibility of future inflation, the Federal Reserve Board (the Fed) boosted the federal funds target rate to 6.5% on May 16, 2000 -- its highest level in nine years.

However in June, new economic data suggested that the red-hot U.S. economy was cooling down, reducing the likelihood that the Fed would continue to raise interest rates. Consequently, many investors seemed to refocus their attention on quality growth companies, particularly technology stocks. And the technology-laden Nasdaq Composite Index (Nasdaq(R)), which dropped from 3958.08 on May 1, 2000, to 3164.55 on May 23, 2000, rebounded strongly in June, ending the period at 3966.11.(1)

Taking advantage of this volatility, we purchased stocks on weak market days, and by June 30, were 86.4% invested in equities. We invested in industry leaders with large capitalizations such as Cisco Systems, as well as in smaller companies such as Predictive Systems, which we believe have the potential to become industry leaders.

We avoided technology stocks trading at valuations we believed to be irrational. However, we did select from companies trading at relatively high prices compared to the broader market, if we believed they also offered sustainable competitive advantages and visible revenue and earnings growth.



(1) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

This chart shows in pie format the asset allocation of Franklin Technology Securities Fund as a percentage of total net assets on 6/30/00.

Equity Securities                                    86.4%
Short-Term Investments & Other Net Assets            13.6%

   Top 10 Sector Breakdown
   Franklin Technology Securities Fund
   6/30/00

                                  % of Total
   Sector                          Net Assets
   ------------------------------------------
   Computer Software                 15.4%

   Semiconductors                    10.5%

   Telecommunications
   Equipment                          9.6%

   Electronic Data Processing         7.1%

   Computer
   Communications                     6.7%

   EDP Peripherals                    6.3%

   Internet Services                  5.3%

   Biotechnology                      4.8%

   Electronic Components              4.8%

   EDP Services                       4.6%

   Top 10 Holdings
   Franklin Technology Securities Fund
   6/30/00

                                  % of Total
   Sector                          Net Assets
   ------------------------------------------
   EMC Corp.                         2.4%
   EDP Peripherals

   Corning Inc.                      2.1%
   Telecommunications
   Equipment

   Nokia Corp.                       2.0%
   Telecommunications
   Equipment

   BEA Systems Inc.                  2.0%
   EDP Services

   Applied Micro
   Circuits Corp.                    2.0%
   Semiconductors

   PMC-Sierra Inc.                   2.0%
   Semiconductors

   Flextronics International
   Ltd.                              2.0%
   Electronic Components

   Nortel Networks Corp.             1.9%
   Telecommunications
   Equipment

   New Era Of Networks Inc.          1.9%
   Computer Software

   Tektronix Inc.                    1.9%
   Precision Instruments


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Our largest holdings at the end of the period were in computer software, semiconductors and telecommunications equipment. In our opinion, these sectors offered the most attractive prospects, but we intend to maintain a diverse mix of holdings. Diversifying across a broad range of technology sectors should enable the Fund to benefit from continuing sector growth at reduced risk.

Our largest positions on June 30, were EMC, a leading manufacturer of data storage systems, Corning, a telecommunications hardware supplier, and Nokia, a cellular handset and equipment manufacturer. Other large positions included e-commerce infrastructure software provider BEA Systems, communications semiconductor provider PMC-Sierra and global communications equipment supplier Nortel Networks.

Looking forward, we are optimistic about the Fund's ability to provide attractive long-term returns for its shareholders. Dramatic economic upheavals, such as the Industrial Revolution, lasted for decades. We believe the Technology Revolution, which we are currently experiencing, is just such an event. While we have witnessed spectacular technological advances in the last 10 years, we think we are presently at the end of the beginning of this cycle -- not the beginning of the end. We expect the next 10 years will be just as exciting and the opportunities for investing in technology will be even more promising.

Thank you for your support. We welcome your comments and look forward to serving your investment needs in the future.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Technology Securities Fund - Class 1 delivered a +12.50% aggregate total return from inception on 5/1/00 through 6/30/00. Total return of Class 1 shares represents the cumulative change in value, assuming reinvestment of dividends and capital gains. Since the Fund has existed for less than one year, average annual total returns are not provided. The manager and administrator had agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that Total Fund Operating Expenses do not exceed 1.05% of the Fund's Class 1 net assets through 2000. Had they not taken this action, the Fund's total return would have been lower. After December 31, 2001, the manager and administrator may end this arrangement at any time.

 Franklin Technology Securities Fund - Class 1
 Period ended 6/30/00
                                                    Since
                                                  Inception
                                                   (5/1/00)
 -----------------------------------------------------------
 Aggregate Total Return                            +12.50%
 Value of $10,000 Investment                       $11,250

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility, particularly in the technology sector, can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Technology
Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                          MUTUAL DISCOVERY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities. Investments include securities of small capitalization companies, undervalued stocks, restructuring companies and distressed companies.
--------------------------------------------------------------------------------
During the six months under review, global markets were generally volatile, experiencing dramatic gyrations in individual securities and a roller coaster ride in the popular averages. The U.S. Nasdaq Composite Index, which has apparently become a global obsession, was whipsawed by wild bouts of gains and losses throughout the reporting period. After reaching a record high on March
10 with an approximate 24% year-to-date return, the Nasdaq(R) declined 37% from that peak before recovering somewhat in late May and June. On June 30, it was 2.54% lower than it had been at the start of the reporting period.(1) The apparent catalysts for this volatility were interest rate hikes by the Federal Reserve Board (the Fed), earnings disappointments from several major telecommunications companies, the introduction of legislative proposals adverse to the interests of drug companies and shakeouts within various
Internet-related companies. Overlaying these factors were signs of accelerating inflation as labor markets tightened, energy prices soared, and companies appeared to demonstrate an ability to raise prices. The Fund's benchmarks, the Standard & Poor's 500(R) (S&P 500(R)) Composite Index and the Russell 2000(R) Index, returned -0.42% and 3.04% during the six-month period, respectively.(2) The Fund's strong performance relative to its benchmarks was due largely to our disciplined value approach to investing, which combines undervalued stocks, bankruptcies and deal arbitrage.

(1) Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

(2) Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as a standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest companies incorporated in the U.S. and its territories.

This horizontal bar chart shows the geographic distribution as a percentage of total net assets on 6/30/00 for Mutual Discovery Securities Fund.

United States             29.0%
France                    13.6%
United Kingdom             9.9%
Sweden                     7.5%
Canada                     3.6%
Switzerland                2.8%
Japan                      1.6%
Irish Republic             1.3%
Spain                      1.3%
Netherlands                1.1%
Other Countries            2.5%
Fixed-Income Securities    4.9%
Government Agencies
& Other Net Assets        20.9%

   Top 10 Holdings
   Mutual Discovery Securities Fund
   6/30/00

   Company                  % of Total
   Sector, Country          Net Assets
   -----------------------------------
   Lagardere SCA              3.6%
   Multi-Industry, France

   Investor AB                2.7%
   Multi-Industry, Sweden

   Railtrack Group PLC        2.4%
   Transportation,
   United Kingdom

   Aventis SA                 2.3%
   Health & Personal Care,
   France

   Suez Lyonnaise Des
   Eaux SA                    2.3%
   Business & Public
   Services, France

   Williams PLC               2.2%
   Electronic Components &
   Instruments,
   United Kingdom

   Modern Times Group AB      1.7%
   Broadcasting &
   Publishing, Sweden

   Thermo Electron Corp.      1.4%
   Multi-Industry,
   United States

   Invik & Co. AB             1.3%
   Multi-Industry, Sweden

   Delphi Automotive
   Systems Corp.              1.3%
   Automobiles,
   United States

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the six months under review, the Fund was invested primarily in Europe and the United States. Investors in both regions seemed to be mesmerized by a narrow segment of securities in the telecom, media and technology sectors, particularly those involved with the Internet. Attempting to take advantage of this mania, we sold shares of several companies we had purchased earlier as undervalued asset plays within these sectors. Once again, we found that buying what we believe to be out-of-favor shares of high-quality companies usually proves to be profitable. On June 30, the Fund's portfolio contained several special situations issues that, in our opinion, could provide excellent long-term returns for our shareholders. Included in this category are:

o Washington Post, a diversified media company trading at a significant discount to what we believe to be its intrinsic value. Management has a major personal investment, an excellent long-term record, high integrity and a commitment to developing "new media" platforms. Believing that Washington Post had first-class assets available at a very cheap price, we purchased its stock when its price was substantially below a recent tender offer to repurchase shares.

o Cheung Kong Holdings, a Hong Kong company with operations in real estate, cellular telecommunications and other businesses was removed from a major index during the reporting period, prompting indiscriminant investor selling. In our opinion, the company is well positioned to capitalize on the growth of global trade and cellular phone use. We think Cheung Kong offers compelling value due to management's ability to create value over time and the large discount to asset value of the shares.

o Irish Life & Permanent is the largest provider of insurance, pensions and mortgages in Ireland. Although this market was expanding rapidly, Irish Life's stock was trading at a discount to the company's takeover value in the first half of 2000. Because it has excess capital and new management has been restructuring the business to improve profitability, we believe there are many ways to win with Irish Life.

Although we believe the wave of recent speculative activity has diminished, many securities remain adored for their promise in spite of price. For them, momentum is the mantra. Conversely, we continue to find other securities which investors seem to ignore despite low valuations and favorable prospects. The current market environment has become increasingly two-tiered as a select group of companies achieve over-the-top success while the majority of publicly traded equities languish. This environment should provide Mutual Discovery Securities Fund with ample opportunities in the remainder of 2000.

Deal activity is accelerating as corporate buyers step in to purchase 100% of attractively priced companies. The discrepancy between depressed public markets and higher private market valuations has helped prompt several companies to put themselves up for sale. For example, Bush Boake Allen, a portfolio holding in the flavoring and fragrance business, recently hired CS First Boston to explore sale or merger.

We expect to continue to think of ourselves as owners of the companies whose shares the Fund purchases, examining our investments and, when appropriate, making suggestions to management on how to unlock value. For example, one long-time investment of ours, MediaOne, recently merged with AT&T. We originally purchased the predecessor company, U.S. West, and were instrumental in prodding for the eventual spin-off of the media assets which became MediaOne.

Looking forward, we are optimistic about the prospects for Mutual Discovery Securities Fund. As the Fed has raised interest rates, the economy has shown signs that it may be starting to slow down, more companies are defaulting on their financial obligations, and the supply of distressed bonds and bank debt has increased. In the near future, this could be a fertile area for the Fund to mine for discrepancies between price and value. Bankruptcy, when correctly analyzed, can be a competitive advantage. Historically, this has been an excellent area to explore for good risk/reward opportunities.

With our strong fundamental analytical work, we are prepared to identify what we believe to be compelling undervalued situations in distressed bonds and bank debt, as well as in undervalued equities, and are confident we are well positioned to capitalize on future possibilities for the benefit of the Fund's shareholders.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

   Top 10 Sectors
   Mutual Discovery Securities Fund
   Based on Equity Securities
   6/30/00

                                   % of Total
   Sector                          Net Assets
   ------------------------------------------
   Multi-Industry                    17.0%

   Broadcasting & Publishing          7.0%

   Telecommunications                 4.6%

   Business & Public Services         4.4%

   Food & Household
   Products                           3.6%

   Transportation                     3.6%

   Beverages & Tobacco                3.4%

   Financial Services                 3.2%

   Health & Personal Care             3.0%

   Machinery & Engineering            2.7%

Mutual Discovery
Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Mutual Discovery Securities Fund - Class 1 delivered a +6.54% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Discovery Securities Fund - Class 1
 Periods ended 6/30/00

                                                             Since
                                                           Inception
                                   1-Year       3-Year     (11/8/96)
 -------------------------------------------------------------------
 Average Annual Total Return      +17.80%      +10.47%      +12.32%
 Cumulative Total Return          +17.80%      +34.82%      +52.68%
 Value of $10,000 Investment      $11,780      $13,482      $15,268

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

                              TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund (formerly Templeton Developing Markets Fund) seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.
--------------------------------------------------------------------------------
During the reporting period, emerging market economies generally performed well. In Asia, China was granted permanent trade status by the U.S. Congress, putting it one step closer to entering the World Trade Organization. The economies of South Korea and Thailand continued to recover and the International Monetary Fund, commending Indonesia for its efforts in bringing about economic reforms, resumed loan disbursements to the country. Elsewhere in the region, Hong Kong's unemployment rate fell as its economy expanded by an annualized rate of 14.3% in the first quarter of 2000. However, trade figures indicated that imports were rising more rapidly than exports, which could lead to a widening trade deficit.

Most Latin American economies performed relatively well. Investor confidence in Mexico appeared to increase due to slower inflation and lower interest rates. Moreover, Moody's(R), an independent credit rating agency, assigned Mexico a coveted investment-grade rating, potentially lowering the country's financing costs as well as making it eligible for investment by a broad group of U.S. institutional investors normally unable to invest in emerging markets. Investor confidence in Argentina also seemed to rise partly due to support from the International Monetary Fund's higher than expected US$7.4 billion standby facility arrangement. In addition, the country's Lower House approved a labor reform bill, which could lead to increased productivity and employment. And in Brazil, economic figures released during the period indicated a narrowing trade deficit, falling unemployment and strong gross domestic product (GDP) growth -- all signs of a steady recovery.

During the six months under review, South Africa's economy was marked by falling interest rates and rising commodity prices. Its government announced plans to accelerate the privatization of state-owned companies and to raise US$6 billion by 2004, primarily through foreign direct investment.

In Eastern Europe, Russia's first-quarter GDP jumped an annualized 8.4%, while investment growth, GDP growth and slowing inflation continued to demonstrate the strength of Hungary's economy.

This chart in pie format shows the geographic distribution of Templeton Developing Markets Securities Fund as a percentage of total net assets on 6/30/00.

Asia                                   42.0%
Latin America                          26.6%
Mid-East/Africa                        13.6%
Europe                                 12.2%
Short-Term Investments
& Other Net Assets                      5.6%

   Top 10 Countries
   Templeton Developing Markets
   Securities Fund
   6/30/00

                    % of Total
   Country          Net Assets
   ---------------------------
   Brazil              11.7%

   South Africa        11.5%

   South Korea         11.3%

   Mexico               9.6%

   Thailand             6.6%

   Singapore            5.4%

   Hong Kong            4.7%

   Turkey               4.6%

   Indonesia            4.2%

   Poland               4.0%

Despite the improving economic environment and after recovering strongly in 1999, equity markets in most emerging-market countries fell during the first half of 2000. Rising interest rates, a significant correction in technology stocks and other equities, and an apparent lack of confidence in developing countries' equity markets contributed to their negative performances. For the period, the MSCI Emerging Markets Free Index, one of the Fund's benchmarks, was down 9.0%.(1)

Throughout the period, we selectively sold holdings and increased the Fund's cash position from 3.5% of total net assets on January 1, 2000, to 5.5% at the period's end. However, taking advantage of declining equity prices and the bargains we believed they represented, we did add several European positions to the Fund's portfolio. In our opinion, aspirations for membership in the European Union will probably push most Eastern European economies to strive for better results, which could lead to further reforms and restructuring. This, in turn, should lead to positive gains for Eastern Europe and its neighbors. On June 30, our holdings in Brazil comprised the Fund's largest weighting at 11.7% of total net assets, followed by South Africa (11.5%), South Korea (11.3%), Mexico (9.6%) and Thailand (6.6%).

Looking forward, we will continue with our bottom-up investment style, choosing stocks that are selling at prices below our estimate of their true value. Although we cannot predict what any particular stock will do in the short term, we believe that over the long term most emerging-market economies should continue to grow and that, despite volatility, improved corporate governance and better economic efficiencies should benefit prices of emerging-market stocks for years to come.

(1) Source: Morgan Stanley Capital International. MSCI Emerging Markets Free Index is a market capitalization-weighted equity index comprising 26 of the 48 countries in the MSCI universe. "Free" denotes investment opportunities in the developing world available to foreign investors.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

   Top 10 Holdings
   Templeton Developing Markets
   Securities Fund
   6/30/00

   Company                           % of Total
   Sector, Country                   Net Assets
   --------------------------------------------
   Cemex SA                              3.7%
   Building Materials and
   Components, Mexico

   Grupo Financiero                      3.0%
   Banamex Accival SA
   de CV
   Banking, Mexico

   Centrais Eletricas                    3.0%
   Brasileiras SA (Eletrobras)
   Utilities Electrical and
   Gas, Brazil

   Samsung Electronics Co.               2.7%
   Ltd.
   Electrical and Electronics,
   South Korea

   Korea Electric Power Corp.            2.4%
   Utilities Electrical & Gas,
   South Korea

   Cheung Kong Holdings                  1.9%
   Ltd.
   Multi-Industry, Hong
   Kong

   Telefonos de Mexico SA                1.8%
   (Telmex)
   Telecommunications,
   Mexico

   Akbank                                1.8%
   Banking, Turkey

   Tele Norte Leste                      1.6%
   Participacoes SA
   Telecommunications,
   Brazil

   Banco Bradesco SA                     1.6%
   Banking, Brazil

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Templeton Developing
Markets Securities
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Developing Markets Securities Fund - Class 1 delivered a -16.94% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

  Templeton Developing Markets Securities Fund - Class 1*
  Periods ended 6/30/00

                                                           Since
                                                         Inception
                                   1-Year      3-Year     (3/4/96)
 ------------------------------------------------------------------
 Average Annual Total Return       -10.74%     -12.27%       -8.71%
 Cumulative Total Return           -10.74%     -32.48%      -32.57%
 Value of $10,000 Investment        $8,926      $6,752       $6,743

* Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights

                                                                                      Class 1
                                                    ----------------------------------------------------------------------------
                                                     Six Months Ended                      Year Ended December 31,
                                                       June 30, 2000   ---------------------------------------------------------
                                                        (unaudited)        1999              1998          1997         1996(c)
                                                    ----------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $7.77           $5.13            $6.63         $9.43       $10.00
                                                         --------------------------------------------------------------------
Income from investment operations:
 Net investment income(d) .............................       .05             .05              .07           .09          .05
 Net realized and unrealized gains (losses) ...........     (1.36)           2.67            (1.42)        (2.82)        (.62)
                                                         --------------------------------------------------------------------
Total from investment operations ......................     (1.31)           2.72            (1.35)        (2.73)        (.57)
                                                         --------------------------------------------------------------------
Less distributions from:
 Net investment income ................................      (.07)           (.08)            (.09)         (.04)          --
 Net realized gains ...................................        --              --             (.06)         (.03)          --
                                                         --------------------------------------------------------------------
Total distributions ...................................      (.07)           (.08)            (.15)         (.07)          --
                                                         --------------------------------------------------------------------
Net asset value, end of period ........................     $6.39           $7.77            $5.13         $6.63        $9.43
                                                         ====================================================================
Total return(b) .......................................   (16.94%)         53.84%          (20.94%)      (29.22%)      (5.70%)

Ratios/supplemental data
Net assets, end of period (000's) .....................  $396,373        $297,605         $180,684      $163,459      $72,245
Ratios to average net assets:
 Expenses .............................................     1.52%(a)        1.50%            1.66%         1.58%        1.70%(a)
 Expenses, excluding waiver and payments by affiliate..     1.52%(a)        1.50%            1.66%         1.58%        1.78%(a)
 Net investment income ................................     1.36%(a)         .82%            1.67%         1.63%        1.52%(a)
Portfolio turnover rate ...............................    71.01%          60.27%           23.22%        23.82%        9.95%


(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period March 4, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights (continued)

                                                                                    Class 2
                                                        ----------------------------------------------------------------
                                                         Six Months Ended              Year Ended December 31,
                                                           June 30, 2000     -------------------------------------------
                                                            (unaudited)          1999           1998           1997(c)
                                                        ----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................           $7.74            $5.12          $6.62           $9.85
                                                             --------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................             .04              .03            .07             .04
 Net realized and unrealized gains (losses) .........           (1.36)            2.66          (1.42)          (3.27)
                                                             --------------------------------------------------------
Total from investment operations ....................           (1.32)            2.69          (1.35)          (3.23)
                                                             --------------------------------------------------------
Less distributions from:
 Net investment income ..............................            (.05)            (.07)          (.09)             --
 Net realized gains .................................              --               --           (.06)             --
                                                             --------------------------------------------------------
Total distributions .................................            (.05)            (.07)          (.15)             --
                                                             --------------------------------------------------------
Net asset value, end of period ......................           $6.37            $7.74          $5.12           $6.62
                                                             ========================================================
Total return(b) .....................................         (17.07%)          53.27%        (21.03%)        (32.79%)

Ratios/supplemental data
Net assets, end of period (000's) ...................         $63,163          $49,654        $17,287          $9,569
Ratios to average net assets:
 Expenses ...........................................           1.77%(a)         1.75%          1.91%           1.77%(a)
 Net investment income ..............................           1.07%(a)          .52%          1.44%           1.48%(a)
Portfolio turnover rate .............................          71.01%           60.27%         23.22%          23.82%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                                                   SHARES/
                                                                           INDUSTRY                WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------------
    Long Term Securities 94.5%
    Argentina 3.2%
    Banco Frances SA .......................................                Banking                     34,370    $   252,670
(a) Capex SA, A ............................................       Utilities Electrical & Gas           58,860        353,231
(a) Molinos Rio de la Plata SA, B ..........................       Food & Household Products           908,459      1,726,417
    PC Holdings SA, B ......................................             Energy Sources              1,909,452      3,494,996
    Quilmes Industrial SA, ADR, pfd. .......................          Beverages & Tobacco              210,350      2,340,144
    Telecom Argentina Stet-France Telecom SA, ADR ..........           Telecommunications              217,560      5,982,900
    Transportadora de Gas del Sur SA, B, ADR ...............       Utilities Electrical & Gas           78,690        708,210
                                                                                                                  -----------
                                                                                                                   14,858,568
                                                                                                                  -----------
    Austria 2.2%
    Austria Tabak AG .......................................          Beverages & Tobacco                6,400        238,027
    Bank Austria AG ........................................                Banking                    127,580      6,239,342
    Bbag Oesterreichische Brau-Beteiligungs AG .............          Beverages & Tobacco                2,130         96,961
    Mayr-Melnhof Karton AG .................................        Forest Products & Paper             14,284        678,437
    OMV AG .................................................             Energy Sources                 30,805      2,687,066
                                                                                                                  -----------
                                                                                                                    9,939,833
                                                                                                                  -----------
    Brazil 11.7%
    Banco Bradesco SA, pfd. ................................                Banking                835,642,112      7,272,493
    Brasil Telecom Participacoes SA, pfd. ..................           Telecommunications          130,553,000      1,888,821
    Centrais Eletricas Brasileiras SA (Electrobras) ........       Utilities Electrical & Gas       22,895,000        469,576
    Centrais Eletricas Brasileiras SA (Electrobras) B, pfd.        Utilities Electrical & Gas      593,008,000     13,115,864
    CIA Cervejaria Brahma, pfd. ............................          Beverages & Tobacco              433,000        367,234
    Cia Energetica de Minas Gerais, pfd. ...................       Utilities Electrical & Gas      115,734,000      2,020,854
    Cia Vale do Rio Doce, A, pfd. ..........................            Metals & Mining                148,470      4,189,093
    Companhia Paranaense de Energia-Copel, B, pfd. .........       Utilities Electrical & Gas      237,975,000      2,242,557
(a) Companhia Riograndense de Telecom, A, pfd. .............           Telecommunications            4,264,000      1,441,818
    Copene-Petroquimica do Nordeste SA, A, pfd. ............               Chemicals                 2,956,700      1,101,469
    Duratex SA, pfd. .......................................        Forest Products & Paper         52,441,800      1,671,510
    Eletropaulo Metropolitana SA, pfd. .....................       Utilities Electrical & Gas       13,263,000        933,703
    Empresa Brasileira de Aeronautica SA ...................       Aerospace & Military Tech           350,200      2,133,425
    Investimentos Itau SA (Itausa), pfd. ...................             Multi-Industry              4,260,836      4,133,294
    Tele Celular Sul Participacoes SA, pfd. ................           Telecommunications           25,177,000        121,419
    Tele Norte Leste Participacoes SA, pfd. ................           Telecommunications          310,828,976      7,279,670
    Unibanco Uniao de Bancos Brasileiros SA, GDR ...........                Banking                    110,080      3,164,800
                                                                                                                  -----------
                                                                                                                   53,547,600
                                                                                                                  -----------
    Chile .9%
    Cia de Telecomunicaciones de Chile SA, ADR .............          Telecommunications              175,394      3,179,016
(a) Enersis SA, ADR ........................................      Utilities Electrical & Gas           22,134        441,297
(a) Madeco Manufacturera de Cobre SA, ADR ..................        Industrial Components              50,250        383,156
                                                                                                                 -----------
                                                                                                                   4,003,469
                                                                                                                 -----------
    China .1%
    China Resources Enterprises Ltd. .......................             Multi-Industry                122,000        146,332
    Shandong Huaneng Power Development Co. Ltd., ADR .......       Utilities Electrical & Gas           90,450        378,759
    Shanghai Petrochemical Co. Ltd., H .....................               Chemicals                   288,000         39,162
                                                                                                                  -----------
                                                                                                                      564,253
                                                                                                                  -----------
    Colombia .1%
    Bavaria SA .............................................          Beverages & Tobacco                1,607          5,041
    Cementos Argos SA ......................................    Building Materials & Components        222,800        395,365
                                                                                                                  -----------
                                                                                                                      400,406
                                                                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                         SHARES/
                                                                               INDUSTRY                 WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    Croatia
    Pliva D D, GDR, Reg S .....................................        Health & Personal Care             19,100    $   197,208
                                                                                                                    -----------
    Czech Republic 1.5%
(a) Cesky Telecom AS ..........................................          Telecommunications               29,950        507,534
(a) CEZ AS ....................................................      Utilities Electrical & Gas        2,462,805      6,527,278
    Tabak AS ..................................................         Beverages & Tobacco                  225         35,114
                                                                                                                    -----------
                                                                                                                      7,069,926
                                                                                                                    -----------
    Egypt .9%
(a) Al Ahram Beverages Co., GDR ...............................         Beverages & Tobacco               58,906      1,011,711
    Commercial International Bank Ltd. ........................               Banking                    201,750      2,150,443
(a) Suez Cement Co. ...........................................   Building Materials & Components         71,710        749,483
(a) Suez Cement Co., GDR ......................................   Building Materials & Components         20,130        201,300
                                                                                                                    -----------
                                                                                                                      4,112,937
                                                                                                                    -----------
    Estonia .2%
    Eesti Telekom AS, GDR .....................................          Telecommunications                4,900         98,490
    Hansabank Ltd. ............................................               Banking                    103,450        777,441
                                                                                                                    -----------
                                                                                                                        875,931
                                                                                                                    -----------
    Finland
    Hartwall OYJ, A ...........................................         Beverages & Tobacco                6,520        131,245
                                                                                                                    -----------
    Greece .4%
    Hellenic Telecommunications Organization SA ...............          Telecommunications               75,040      1,892,922
                                                                                                                    -----------
    Hong Kong 4.7%
    Cheung Kong Holdings Ltd. .................................            Multi-Industry                788,000      8,718,715
(a) China Aerospace International Holdings Ltd. ............... Electronic Components & Instruments    2,285,200        354,713
    Dairy Farm International Holdings Ltd. ....................            Merchandising               1,561,333        936,800
    Hang Lung Development Co. Ltd. ............................             Real Estate                1,650,000      1,280,579
    Hong Kong & Shanghai Hotels Ltd. ..........................          Leisure & Tourism             1,015,000        589,185
    Hong Kong Land Holdings Ltd. ..............................             Real Estate                  789,000      1,262,400
    HSBC Holdings PLC .........................................               Banking                    203,654      2,325,145
    Hutchison Whampoa Ltd. ....................................            Multi-Industry                227,400      2,858,800
    Jardine Matheson Holdings Ltd. ............................            Multi-Industry                501,861      2,198,151
    Jardine Strategic Holdings Ltd. ...........................            Multi-Industry                110,000        328,900
    Shangri-La Asia Ltd. ......................................          Leisure & Tourism               158,000        186,471
    Swire Pacific Ltd., A .....................................            Multi-Industry                 79,500        465,049
                                                                                                                    -----------
                                                                                                                     21,504,908
                                                                                                                    -----------
    Hungary 2.2%
    Borsodchem RT .............................................              Chemicals                    78,919      2,447,992
    Egis RT ...................................................            Multi-Industry                 10,638        447,032
(a) Fotex First Hungarian American Photo Service Co. ..........            Multi-Industry                  2,485          2,904
    Gedeon Richter Ltd. .......................................        Health & Personal Care             53,450      2,894,301
(a) Graphisoft NV .............................................    Data Processing & Reproduction          1,300         24,549
    Matav RT ..................................................          Telecommunications               59,500        415,624
    Mol Magyar Olay-Es Gazipari RT ............................            Energy Sources                 81,300      1,125,317
    OTP Bank ..................................................               Banking                     19,960      1,044,776
    Tiszai Vegyi Kombinat RT ..................................              Chemicals                   117,573      1,627,390
                                                                                                                    -----------
                                                                                                                     10,029,885
                                                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                       SHARES/
                                                                             INDUSTRY                 WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    India .9%
    Associated Cement Cos. Ltd. .............................   Building Materials & Components          85,350   $   225,352
    BSES Ltd. ...............................................      Utilities Electrical & Gas            47,900       263,237
(a) Colgate-Palmolive (INDIA) Ltd. ..........................        Health & Personal Care               5,000        20,158
    Gas Authority Of India Ltd., GDR ........................            Energy Sources                  25,200       170,100
    Grasim Industries Ltd. ..................................            Multi-Industry                   5,962        38,196
    Hindalco Industries Inc. ................................           Metals & Mining                  31,500       556,807
    Hindustan Petroleum Corporation Ltd. ....................            Energy Sources                  48,850       134,229
    Mahanagar Telephone Nigam Ltd. ..........................          Telecommunications               289,800     1,391,831
    NIIT Ltd. ...............................................    Data Processing & Reproduction          15,228       753,466
    Tata Engineering & Locomotive Co. .......................       Machinery & Engineering             129,900       358,535
(a) Wipro Ltd. ..............................................    Data Processing & Reproduction           5,600       363,535
                                                                                                                  -----------
                                                                                                                    4,275,446
                                                                                                                  -----------
    Indonesia 4.2%
(a) Asia Pulp & Paper Co. Ltd., ADR .........................       Forest Products & Paper             396,230     2,005,914
(a) PT Barito Pacific Timber TBK ............................       Forest Products & Paper           1,644,000        70,437
    PT Gudang Garamm ........................................         Beverages & Tobacco               521,000       842,291
(a) PT Indah Kiat Pulp & Paper Corp. ........................       Forest Products & Paper          11,463,750     2,324,839
(a) PT Indocement Tunggal Prakarsa ..........................   Building Materials & Components       2,790,500     1,028,205
(a) PT Indofoods Sukses Makmurr .............................      Food & Household Products          3,552,705     1,938,208
    PT Indosat ..............................................          Telecommunications             1,854,000     2,181,799
    PT Semen Gresik (Persero) ...............................   Building Materials & Components       1,493,618     1,356,671
(a) PT Sinar Mas Agro Resources & Technology Corp. ..........      Food & Household Products            268,800       117,470
    PT Telekomunikasi Indonesia (Persero), B ................          Telecommunications            18,738,900     6,583,504
    PT Timah TBK ............................................           Metals & Mining               1,788,500       531,288
(a) PT Tjiwi Kimia ..........................................       Forest Products & Paper           2,233,380       369,997
                                                                                                                  -----------
                                                                                                                   19,350,623
                                                                                                                  -----------
    Israel 1.2%
(a) Ampal-American Israel Corp. .............................          Financial Services                 4,150        62,250
(a) Crystal Systems Solutions Ltd. .......................... Electronic Components & Instruments         4,230        39,921
    Elron Electronic Industries Ltd. ........................          Financial Services                20,010       747,373
(a) Formula Systems Ltd. ....................................    Data Processing & Reproduction          15,910       859,600
(a) Fundtech Ltd. ...........................................    Data Processing & Reproduction          61,150     1,589,900
    Koor Industries Ltd. ....................................            Multi-Industry                   2,452       263,817
(a) Nice Systems Ltd. .......................................          Telecommunications                 9,880       768,525
(a) Sapiens International Corp. .............................    Data Processing & Reproduction             600         3,788
(a) Tecnomatix Technologies Ltd. ............................    Data Processing & Reproduction          27,989       381,350
(a) TTI Team Telecom International Ltd. .....................          Telecommunications                15,000       540,000
(a) Vocaltec Communications Ltd. ............................    Data Processing & Reproduction          19,550       449,650
                                                                                                                  -----------
                                                                                                                    5,706,174
                                                                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                    SHARES/
                                                                          INDUSTRY                 WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    Malaysia .9%
    Genting Bhd. .........................................          Leisure & Tourism               629,800      $  2,320,316
    Golden Hope Plantations Bhd. .........................     Misc Materials & Commodities         189,000           209,889
    IOI Corp. Bhd. .......................................     Misc Materials & Commodities         926,000           728,616
    Resorts World Bhd. ...................................          Leisure & Tourism               286,000           782,737
                                                                                                                 ------------
                                                                                                                    4,041,558
                                                                                                                 ------------
    Mexico 9.6%
    Alfa SA de CV, A .....................................            Multi-Industry                359,500           821,735
    Cemex SA .............................................   Building Materials & Components      3,601,555        16,885,433
    DESC SA de CV DESC, B ................................            Multi-Industry                602,400           385,546
(a) Fomento Economico Mexicano SA de CV Femsa ............         Beverages & Tobacco               45,570         1,962,358
    Grupo Bimbo SA de CV, A ..............................      Food & Household Products           434,500           684,182
(a) Grupo Financiero Banamex Accival SA de CV ............               Banking                  3,278,853        13,790,269
(a) Grupo Financiero Bancomer SA de CV ...................               Banking                  2,680,000         1,361,304
    Telefonos de Mexico SA (Telmex), ADR .................          Telecommunications              142,234         8,125,117
    Vitro SA de CV, A ....................................      Food & Household Products           238,349           266,352
                                                                                                                 ------------
                                                                                                                   44,282,296
                                                                                                                 ------------
    Pakistan .9%
(a) Hub Power Co. Ltd. ...................................            Energy Sources              5,254,000         1,463,636
    Pakistan Telecommunications Corp., A .................          Telecommunications            5,577,500         2,883,257
                                                                                                                 ------------
                                                                                                                    4,346,893
                                                                                                                 ------------
    Peru
    Credicorp Ltd. .......................................               Banking                     13,100           117,900
                                                                                                                 ------------
    Philippines 1.9%
(a) Filinvest Development Corp. ..........................             Real Estate                1,296,000            41,971
    Philippine Long Distance Telephone Co., ADR ..........          Telecommunications              117,890         2,092,548
(a) Philippine National Bank .............................               Banking                  1,369,861         1,790,357
    RFM Corp. ............................................      Food & Household Products         1,190,715            63,351
    San Miguel Corp., B ..................................      Food & Household Products         3,659,800         4,529,246
                                                                                                                 ------------
                                                                                                                    8,517,473
                                                                                                                 ------------
    Poland 4.0%
    Bank Rozwoju Eksportu SA .............................               Banking                     38,125         1,181,831
(a) Bank Slaski SA W Katowicach ..........................               Banking                     29,820         1,605,692
    Elektrim SA ..........................................            Multi-Industry                239,250         2,746,843
    Impexmetal SA ........................................           Metals & Mining                 93,892           627,384
(a) Orbis SA .............................................          Leisure & Tourism                74,000           577,727
    Polski Koncern Naftowy Orlen SA ......................            Energy Sources                488,607         2,356,084
    Prokom Software SA ...................................    Data Processing & Reproduction         68,016         3,560,884
(a) Telekomunikacja Polska SA ............................          Telecommunications              567,801         4,067,828
    Warta SA .............................................              Insurance                    43,104         1,445,048
                                                                                                                 ------------
                                                                                                                   18,169,321
                                                                                                                 ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                          SHARES/
                                                                INDUSTRY                 WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    Russia 1.6%
    GAZ Auto Works ..............................             Automobiles                   2,330      $    60,697
    Lukoil Holdings .............................           Energy Sources                 18,700          238,986
    Lukoil Holdings, ADR ........................           Energy Sources                 64,410        3,188,295
    Mosenergo, ADR ..............................     Utilities Electrical & Gas          103,450          362,075
    Mosenergo, GDR ..............................     Utilities Electrical & Gas           23,100           88,349
    Novorosissk Sea Shipping ....................           Transportation                 28,000            2,520
    Novorosissk Sea Shipping, pfd. ..............           Transportation                224,000            9,184
    Rostelecom, ADR .............................         Telecommunications              172,930        2,356,171
    Rostelecom, pfd. ............................         Telecommunications              257,300          184,227
(a) Unified Energy Systems ......................     Utilities Electrical & Gas        5,581,800          641,907
(a) Unified Energy Systems, pfd. ................     Utilities Electrical & Gas           18,000              819
                                                                                                       -----------
                                                                                                         7,133,230
                                                                                                       -----------
    Singapore 5.4%
    Cycle & Carriage Ltd. .......................             Automobiles                  28,000           65,749
    DBS Group Holdings Ltd. .....................               Banking                   176,608        2,267,610
    First Capital Corp. Ltd. ....................             Real Estate                 152,000          145,055
    Fraser and Neave Ltd. .......................         Beverages & Tobacco           1,140,100        4,055,301
(a) Golden Agri-Resources Ltd. ..................    Misc Materials & Commodities       1,780,000          355,176
    Keppel Corp., Ltd. ..........................           Transportation              2,380,600        5,149,476
    MCL Land Ltd. ...............................             Real Estate                  29,000           22,308
    Natsteel Ltd. ...............................           Metals & Mining             1,876,000        2,582,348
    Oversea Chinese Banking Corp. Ltd. ..........               Banking                   538,350        3,705,243
    Overseas Union Enterprise Ltd. ..............          Leisure & Tourism              261,300          634,737
    Sembcorp Industries Ltd. ....................           Multi-Industry              1,631,694        1,774,196
    Sembcorp Marine Ltd. ........................       Machinery & Engineering         3,501,000        1,316,165
    United Industrial Corporation Ltd. ..........           Multi-Industry              1,654,000          779,647
    United Overseas Bank Ltd. ...................               Banking                   297,000        1,941,064
                                                                                                       -----------
                                                                                                        24,794,075
                                                                                                       -----------
    Slovak Republic .1%
(a) Slovnaft AS .................................              Chemicals                   39,010          465,011
(a) Vychodoslovenske Zeleziarne AS ..............           Metals & Mining                31,257           78,034
                                                                                                       -----------
                                                                                                           543,045
                                                                                                       -----------
    South Africa 11.5%
(a) African Bank Investments Ltd. ...............         Financial Services            1,084,000        1,416,555
    Anglo American PLC ..........................           Metals & Mining               135,267        6,428,175
    Barlow Ltd. .................................           Multi-Industry                741,700        4,463,327
    CG Smith Ltd. ...............................           Multi-Industry              1,143,900           16,872
    Comparex Holdings Ltd. ......................   Data Processing & Reproduction        130,000          229,130
    De Beers Centenary AG .......................    Misc Materials & Commodities          75,190        1,829,845
(a) Dimension Data Holdings Ltd. ................           Multi-Industry                 21,350          176,657
    Fedsure Holdings Ltd. .......................              Insurance                  360,299        1,753,668
    Firstrand Ltd. ..............................              Insurance                  115,000          118,732
(a) Imperial Holdings Ltd. ......................           Multi-Industry                110,900          902,903
    Iscor Ltd. ..................................           Metals & Mining               922,984        1,572,340
    Kersaf Investments Ltd. .....................          Leisure & Tourism              188,867          740,983
    Liberty Group Ltd. ..........................              Insurance                  290,762        2,766,105
    Nampak Ltd. .................................       Forest Products & Paper           544,894        1,177,388
    Nedcor Ltd. .................................         Financial Services               15,400          323,445
    Old Mutual PLC ..............................         Financial Services            1,106,470        2,432,971
    Palabora Mining Co. Ltd. ....................           Metals & Mining                89,700          488,190

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                     SHARES/
                                                                         INDUSTRY                    WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    South Africa (cont.)
    Rembrandt Group Ltd. ................................              Multi-Industry                429,170    $  4,139,781
    Reunert Ltd. ........................................         Electrical & Electronics            78,000         115,044
    Sanlam Ltd. .........................................            Financial Services            1,334,000       1,576,009
    Sappi Ltd. ..........................................         Forest Products & Paper            270,124       2,031,906
    Sasol Ltd. ..........................................              Energy Sources                986,200       6,618,304
    South African Breweries PLC .........................           Beverages & Tobacco              855,924       6,387,869
    Super Group Ltd. ....................................              Transportation                197,000         233,320
    Tiger Brands Ltd. ...................................        Food & Household Products           468,638       4,202,536
    Tongaat-Hulett Group Ltd. ...........................              Multi-Industry                179,995         789,801
                                                                                                                ------------
                                                                                                                  52,931,856
                                                                                                                ------------
    South Korea 11.3%
    Cheil Jedang Corp. ..................................        Food & Household Products            27,450       1,257,994
    Hana Bank ...........................................                 Banking                    396,568       2,471,826
(a) Hyundai Electronics Industries Co. ..................        Electrical & Electronics           150,760       2,974,570
(a) Hyundai Heavy Industries ............................       Energy Equipment & Services           38,440         723,966
    Hyundai Motor Co. Ltd. ..............................               Automobiles                  131,090       1,681,206
(a) Korea Data Systems ..................................      Data Processing & Reproduction        164,610         817,865
    Korea Electric Power Corp. ..........................        Utilities Electrical & Gas          350,170      10,866,018
    Korea Telecom Corp., ADR ............................            Telecommunications               18,119         876,507
    L.G. Chemical Ltd. ..................................                Chemicals                    57,510       1,150,174
    LG Electronics Inc. .................................         Electrical & Electronics           163,040       4,562,093
    Samsung Corp. .......................................              Multi-Industry                 77,680         669,496
    Samsung Electronics Co. Ltd. ........................         Electrical & Electronics            37,656      12,461,661
(a) Samsung Heavy Industries Co. Ltd. ...................         Machinery & Engineering            855,507       3,997,391
    Samsung SDI Co. Ltd. ................................         Electrical & Electronics            64,693       3,104,034
    SK Corp. ............................................              Energy Sources                186,840       3,426,720
(a) SK Global ...........................................     Wholesale & International Trade         47,810         572,421
                                                                                                                ------------
                                                                                                                  51,613,942
                                                                                                                ------------
    Taiwan .5%
(a) Accton Technology Corp. .............................      Data Processing & Reproduction        134,000         298,019
(a) Hon Hai Precision Industry Co. Ltd. .................         Electrical & Electronics            92,000         830,390
(a) UNI-President Enterprises Corp. .....................        Food & Household Products           528,000         401,143
(a) Via Technologies Inc. ...............................   Electronic Components & Instruments       52,000         801,948
                                                                                                                ------------
                                                                                                                   2,331,500
                                                                                                                ------------
    Thailand 6.6%
(a) Advanced Info Service Public Co. Ltd., fgn. .........            Telecommunications               20,300         252,553
(a) American Standard Sanitaryware Public Co. Ltd. fgn. .     Building Materials & Components         24,500         112,428
(a) Bangkok Bank Public Co. Ltd. ........................                 Banking                     28,287          21,995
(a) Bangkok Bank Public Co. Ltd., fgn. ..................                 Banking                  1,589,700       1,945,331
    BEC World Public Co Ltd., fgn. ......................            Telecommunications              121,890         714,715
    Charoen Pokphand Foods Public Co. Ltd., fgn. ........        Food & Household Products         2,091,360       3,145,704
(a) Charoen Pokphand Foods Public Co. Ltd.,
      fgn., wts., 4/29/02 ...............................        Food & Household Products         1,079,130               3
    Electricity Generating Public Co. Ltd. ..............              Energy Sources                264,400         283,105
    Hana Microelectronics Co. Ltd., fgn. ................         Electrical & Electronics           145,200       1,110,146
(a) Italian-Thai Development Public Co. Ltd., fgn. ......          Construction & Housing             50,300          24,044
(a) Jasmine International Public Co. Ltd., fgn. .........            Telecommunications              824,400         220,681
(a) Land and House Public Co. Ltd., fgn. ................               Real Estate                  530,826         277,423
    PTT Exploration & Production Public Co. Ltd., fgn. ..              Energy Sources                330,400       1,600,408

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                          SHARES/
                                                                              INDUSTRY                    WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    Thailand (cont.)
    Saha Pathanapibul Public Co. Ltd., fgn. ...................       Food & Household Products              98,200    $    110,154
    Saha Union Public Co. Ltd., fgn. ..........................             Multi-Industry                  232,894          63,827
(a) Serm Suk Public Co. Ltd. ..................................       Food & Household Products              28,500          71,205
    Serm Suk Public Co. Ltd., fgn. ............................       Food & Household Products               1,300           4,438
(a) Shin Corporations Public Company Ltd., fgn. ...............        Electrical & Electronics             253,700       1,332,370
(a) Siam Cement Public Co. Ltd. ...............................    Building Materials & Components           45,850         507,301
(a) Siam Cement Public Co. Ltd., fgn. .........................    Building Materials & Components          176,410       3,310,077
(a) Siam Commercial Bank, 144A, 5.25%, fgn., cvt, pfd. ........                Banking                    7,086,100       3,613,053
(a) Siam Commercial Bank, fgn., wts., 6/22/04 .................                Banking                       67,926           7,446
    Siam Makro Public Company Ltd., fgn. ......................             Merchandising                   455,800         589,141
(a) Telecomasia Corp. Public Co. Ltd., fgn. ...................           Telecommunications              1,268,500       1,406,750
(a) Thai Airways International Public Co. Ltd., fgn. ..........             Transportation                  875,200         838,943
(a) Thai Farmers Bank Public Co. Ltd. .........................                Banking                    1,264,216         886,321
(a) Thai Farmers Bank Public Co. Ltd., fgn. ...................                Banking                    4,529,150       3,810,375
(a) Total Access Communication Public Co. Ltd. ................           Telecommunications                903,900       3,633,678
(a) United Communications Industries, fgn. ....................           Telecommunications                484,200         416,616
                                                                                                                       ------------
                                                                                                                         30,310,231
                                                                                                                       ------------
    Turkey 4.6%
    Akbank ....................................................                Banking                1,044,176,328       8,090,470
    Akcansa Cimento Sanayi Ve Ticaret AS ......................    Building Materials & Components       13,320,000         208,562
    Arcelik AS, Br. ...........................................    Appliances & Household Durables       83,011,394       4,086,921
(a) Dogan Sirketler Grubu Holding AS ..........................             Multi-Industry               81,676,000       1,977,627
    Haci Omer Sabanci Holding AS ..............................             Multi-Industry               21,648,000         255,093
(a) Tupras-Turkiye Petrol Rafineleri AS .......................             Energy Sources              121,770,000       6,388,257
                                                                                                                       ------------
                                                                                                                         21,006,930
                                                                                                                       ------------
    United States .1%
(a) Seminis Inc., A ...........................................       Food & Household Products             246,100         646,013
                                                                                                                       ------------
    Venezuela 1.1%
    Compania Anonima Nacional Telefonos de Venezuela, ADR .....          Telecommunications                179,840       4,889,400
    Mavesa SA, ADR ............................................      Food & Household Products              92,800         290,000
    Total Long Term Securities (Cost $423,678,013).............                                                       ------------
                                                                                                                         5,179,400
                                                                                                                      ------------
    Total Long Term Securities (Cost $423,678,013).............                                                        434,426,997
                                                                                                                      ------------

                                                                               PRINCIPAL
                                                                                AMOUNT
                                                                            --------------
Short Term Investments (Cost $35,461,207) 7.7%
U.S. Treasury Bills, 5.41% - 5.94%, with maturities to 9/07/00 ..........   $35,734,000          35,484,458
                                                                                               ------------
Total Investments (Cost $459,139,220) 102.2%.............................                       469,911,455
Other Assets, less Liabilities (2.2%) ...................................                       (10,376,016)
                                                                                               ------------
Total Net Assets 100.0% .................................................                      $459,535,439
                                                                                               ============

(a)Non-income producing

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $ 459,139,220
                                                           =============
  Value ...............................................      469,911,455
 Cash .................................................        1,411,278
 Receivables:
   Capital shares sold ................................        1,912,426
   Dividends and interest .............................        1,354,428
                                                           -------------
    Total assets ......................................      474,589,587
                                                           -------------
Liabilities:
 Payables:
   Investment securities purchased ....................       13,909,145
   Capital shares redeemed ............................          376,377
   Affiliates .........................................          537,159
 Other liabilities ....................................          231,467
                                                           -------------
    Total liabilities .................................       15,054,148
                                                           -------------
     Net assets, at value .............................    $ 459,535,439
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $   1,037,972
 Net unrealized appreciation ..........................       10,772,235
 Accumulated net realized loss ........................      (68,608,406)
 Capital shares .......................................      516,333,638
                                                           -------------
     Net assets, at value .............................    $ 459,535,439
                                                           =============
Class 1:
 Net assets, at value .................................    $ 396,372,661
                                                           =============
 Shares outstanding ...................................       62,026,011
                                                           =============
 Net asset value and offering price per share .........    $        6.39
                                                           =============
Class 2:
 Net assets, at value .................................    $  63,162,778
                                                           =============
 Shares outstanding ...................................        9,913,603
                                                           =============
 Net asset value and offering price per share .........    $        6.37
                                                           =============

     See notes to financial statements. See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $888,412)
 Dividends ................................................................     $   4,338,136
 Interest .................................................................         1,043,471
                                                                                -------------
   Total investment income ................................................         5,381,607
                                                                                -------------
Expenses:
 Management fees (Note 3) .................................................         2,333,184
 Administrative fees (Note 3) .............................................           211,459
 Distribution fees - Class 2 (Note 3) .....................................            70,090
 Custodian fees ...........................................................           232,000
 Reports to shareholders ..................................................            32,050
 Professional fees (Note 3) ...............................................            20,800
 Trustees' fees and expenses ..............................................             1,500
 Other ....................................................................            15,849
                                                                                -------------
   Total expenses .........................................................         2,916,932
                                                                                -------------
    Net investment income .................................................         2,464,675
                                                                                -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments ............................................................         4,538,488
   Foreign currency transactions ..........................................        (1,024,771)
                                                                                -------------
    Net realized gain .....................................................         3,513,717
 Net unrealized depreciation on:
   Investments ............................................................       (68,742,450)
   Translation of assets and liabilities denominated in foreign currencies           (235,725)
                                                                                -------------
    Net unrealized depreciation ...........................................       (68,978,175)
                                                                                -------------
Net realized and unrealized loss ..........................................       (65,464,458)
                                                                                -------------
Net decrease in net assets resulting from operations ......................     $ (62,999,783)
                                                                                =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $   2,464,675      $   2,058,823
   Net realized gain (loss) from investments and foreign currency transactions ...........       3,513,717        (41,927,283)
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilites denominated in foreign currencies .....................................     (68,978,175)       153,871,630
                                                                                             --------------------------------
    Net increase (decrease) in net assets resulting from operations ......................     (62,999,783)       114,003,170
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................      (2,663,594)        (2,683,606)
    Class 2 ..............................................................................        (412,198)          (248,619)
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................      (3,075,792)        (2,932,225)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................     154,255,416         18,804,002
    Class 2 ..............................................................................      24,096,992         19,412,917
                                                                                             --------------------------------
 Total capital share transactions ........................................................     178,352,408         38,216,919
    Net increase in net assets ...........................................................     112,276,833        149,287,864
Net assets:
 Beginning of period .....................................................................     347,258,606        197,970,742
                                                                                             --------------------------------
 End of period ...........................................................................   $ 459,535,439      $ 347,258,606
                                                                                             ================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $   1,037,972      $   1,649,089
                                                                                             ================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Developing Markets Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital appreciation. The portfolio invests primarily in developing markets equity securities.

Effective May 1, 2000, the name of the Templeton Developing Markets Equity Fund changed to Templeton Developing Markets Securities Fund, as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of June 30, 2000 the Fund has investments with a value of approximately $8.6 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                            Six Months Ended                    Year Ended
                                                             June 30, 2000                  December 31, 1999
                                                    -----------------------------------------------------------------
                                                         Shares          Amount           Shares          Amount
Class 1 Shares:                                     -----------------------------------------------------------------
Shares sold .......................................     4,246,841    $  28,300,214       5,134,763    $  32,419,782
Shares issued on merger (Note 6) ..................    23,685,284      153,007,317              --               --
Shares issued on reinvestment of distributions ....       385,260        2,663,594         562,601        2,683,606
Shares redeemed ...................................    (4,590,335)     (29,715,709)     (2,600,039)     (16,299,386)
                                                       ------------------------------------------------------------
Net increase ......................................    23,727,050    $ 154,255,416       3,097,325    $  18,804,002
                                                       ============================================================
Class 2 Shares:
Shares sold .......................................    13,665,026    $  91,709,861       9,564,512    $  65,272,741
Shares issued on merger (Note 6) ..................        66,980          431,354              --               --
Shares issued on reinvestment of distributions ....        59,774          412,198          52,231          248,619
Shares redeemed ...................................   (10,294,252)     (68,456,421)     (6,579,693)     (46,108,443)
                                                      -------------------------------------------------------------
Net increase ......................................     3,497,528    $  24,096,992       3,037,050    $  19,412,917
                                                      =============================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Templeton Asset Management Ltd. (TAML)                           Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $5,749 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

As of December 31, 1999, Franklin Templeton Variable Insuance Products Trust (FTVIPT)-Templeton Developing Markets Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT-Templeton Developing Markets Securities Fund include December 31, 1999 capital loss carryovers of $64,368,808 acquired as a result of the reorganization with the Templeton Variable Products Series Fund (TVP), Templeton Developing Markets Fund (See
Note 6). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

  Capital loss carryover expiring in:
  2006 ..............................  $ 43,807,774
  2007 ..............................    88,451,296
                                       ------------
                                       $132,259,070
                                       ============

At December 31, 1999, the Fund had $1,522,503 deferred capital losses and currency losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and merger related expenses.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (cont.)

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $465,549,221 was as follows:

  Unrealized appreciation .............  $  54,726,429
  Unrealized depreciation .............    (50,364,195)
                                         -------------
  Net unrealized appreciation .........  $   4,362,234
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $228,427,678 and $267,654,610, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Developing Markets Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Developing Markets Fund survived the reorganization, therefore, the financial statements of FTVIPT - Templeton Developing Markets Securities Fund reflect the financial statements of TVP - Templeton Developing Markets Fund. Immediately preceding the merger, FTVIPT - Templeton Developing Markets Securities Fund completed a split of its shares in the ratio of one new Class 1 share for each 1.3959 existing Class 1 share and one new Class 2 share for each 1.3996 existing Class 2 share. As a result, the FTVIPT - Templeton Developing Markets Securities Fund net asset value per share was $6.46 for Class 1 and $6.44 for Class 2 on May 1, 2000. TVP
- Templeton Developing Markets Fund's shareholders contributed net assets having an aggregate value of $308,060,631 (including $7,715,560 of unrealized appreciation) in exchange for 23,685,284 Class 1 shares and 66,980 Class 2 shares (post-split) of the FTVIPT - Templeton Developing Markets Securities Fund. Immediately prior to the merger, FTVIPT - Templeton Developing Markets Securities Fund had net assets of $153,438,671 (including unrealized appreciation of $14,920,668). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Developing Markets Securities Fund were $461,499,302.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on April 26, 2000.

                                 Class 1                      Class 2
                      ----------------------------------------------------------
                       Foreign Tax      Foreign      Foreign Tax      Foreign
                           Paid      Source Income       Paid      Source Income
Country                 Per Share      Per Share      Per Share      Per Share
--------------------------------------------------------------------------------
Argentina ...........     0.0000         0.0067         0.0000         0.0056
Austria .............     0.0002         0.0005         0.0002         0.0005
Brazil ..............     0.0065         0.0188         0.0065         0.0155
Chile ...............     0.0009         0.0015         0.0009         0.0013
China ...............     0.0000         0.0022         0.0000         0.0018
Colombia ............     0.0000         0.0020         0.0000         0.0017
Ghana ...............     0.0001         0.0003         0.0001         0.0003
Hong Kong ...........     0.0000         0.0100         0.0000         0.0084
Hungary .............     0.0007         0.0020         0.0007         0.0017
India ...............     0.0002         0.0019         0.0002         0.0016
Indonesia ...........     0.0007         0.0021         0.0007         0.0018
Israel ..............     0.0012         0.0020         0.0012         0.0017
Malaysia ............     0.0015         0.0024         0.0015         0.0020
Mexico ..............     0.0013         0.0130         0.0013         0.0109
Panama ..............     0.0004         0.0011         0.0004         0.0009
Peru ................     0.0000         0.0010         0.0000         0.0009
Philippines .........     0.0005         0.0010         0.0005         0.0008
Poland ..............     0.0003         0.0010         0.0003         0.0008
Singapore ...........     0.0056         0.0108         0.0056         0.0091
South Africa ........     0.0000         0.0145         0.0000         0.0122
South Korea .........     0.0010         0.0025         0.0010         0.0021
Sri Lanka ...........     0.0001         0.0003         0.0001         0.0003
Thailand ............     0.0002         0.0007         0.0002         0.0006
Turkey ..............     0.0000         0.0097         0.0000         0.0081
Venezuela ...........     0.0000         0.0050         0.0000         0.0042
                         ----------------------------------------------------
TOTAL ...............    $0.0214        $0.1130        $0.0214        $0.0948
                         ====================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                          TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund (formerly Templeton Global Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies of any nation, including those in the U.S. and emerging markets.
--------------------------------------------------------------------------------
During the six months under review, global economies appeared to be improving, although most trailed the U.S. economy's growth rate. Europe displayed slow but steady improvement in manufacturing output, unemployment rates slightly declined and consumer confidence increased. The euro has fallen significantly since its introduction, but a more positive economic outlook for Europe should help benefit the currency.

In the U.S., the economy continued to post solid gross domestic product (GDP) gains during the six months under review, but began to show signs of modest deceleration. During this period, the Federal Reserve Board raised the federal funds target rate three separate times to 6.5%, up from 5.5%. While by no means necessarily signaling a major slowdown, some core economic indicators, such as housing starts and unemployment claims, finally registered signs of slowing.

As the U.S. stock market advanced during the past decade, domestic household net worth increased, consumer consumption rose, annual savings rates dropped and many investors borrowed money to purchase stocks (margin debt). During the reporting period, margin debt reached its highest point ever as a percentage of total stock market capitalization. As a percentage of GDP, margin debt exceeded 2.4% at the end of the period after hovering at less than 1% for several decades.

As margin debt has grown, so has the Nasdaq Composite Index. More than half of the index's stocks are in the telecommunications and technology sectors that have attracted margin buying. This focus on technology and telecom stocks during the past several years is due partly to these sectors' earnings growth, which has far exceeded non-technology companies' earnings growth. Despite the difference in earnings growth, global technology and telecom companies' share of world net income was not substantially different from the early 1980s. However, these stocks comprise over a third of world stock market capitalization, up from about 15% in the early 1980s, indicating that

This chart in pie format shows the geographic distribution of Templeton Growth Securities Fund, as a percentage of total net assets as of 6/30/00.

North America                                        34.5%
Europe                                               32.8%
Asia                                                 14.6%
Latin America                                         4.5%
Australia/New Zealand                                 4.0%
Short-Term Investments & Other Net Assets             9.6%

   Top 10 Holdings
   Templeton Growth Securities Fund
   6/30/00

   Company                      % of Total
   Sector, Country              Net Assets
   ---------------------------------------
   H.J. Heinz Co.                   2.1%
   Food & Household
   Products, U.S.

   Cheung Kong
   Holdings Ltd.                    1.8%
   Multi-Industry,
   Hong Kong

   Australia & New Zealand
   Banking Group Ltd.               1.7%
   Banking, Australia

   HSBC Holdings PLC                1.6%
   Banking, Hong Kong

   Kroger Co.                       1.5%
   Merchandising, U.S.

   Abbott Laboratories              1.5%
   Health & Personal Care,
   U.S.

   Aventis SA                       1.5%
   Health & Personal Care,
   France

   Fuji Photo Film Co. Ltd.         1.4%
   Electrical & Electronics,
   Japan

   Ford Motor Co.                   1.3%
   Automobiles, U.S.

   Albertson's Inc.                 1.3%
   Merchandising, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

while such companies' stock prices have soared, their share of world net income has not experienced the same climb. At Templeton, we have a history of avoiding what we believe are the most speculative parts of the markets. During the reporting period, we continued to consider telecommunications and technology speculative. While we sold most of the Fund's holdings in these sectors too early, we did so in an attempt to avoid the downside risks.

During the reporting period, the most substantial change to the Fund was an increase in U.S. exposure. Although this move may appear unusual given historically high domestic stock market valuations, we believe most risks in the U.S. are narrowly focused and that those indexes that appear highly priced actually mask many undervalued securities. Many investors and financial leaders were concerned about the state of U.S. financial markets partly due to the combination of many stocks' historically high valuations, the market's size relative to the overall economy, relatively large margin debt and the rapid turnover of investments. However, despite these risks, we are comfortable with the Fund's holdings and with increasing its U.S. exposure.

At the period's end, we believe Templeton Growth Securities Fund's holdings are substantially less expensive than overall market averages. Generally speaking, we feel that indexes were expensive because parts of the market were priced excessively. However, behind the overall market advances, most stocks have been declining in value. For example, since 1998 more stocks on the New York Stock Exchange have actually been falling in value rather than increasing, even while indexes have hit all-time highs. Because of the two-tier nature of valuations, we were able to identify several securities that had what we believed were low prices.

Despite a price-to-earnings ratio for the Standard & Poor's 500(R) Composite Index of 29 times at period-end, the average stock's decline has left the median price-to-earnings ratio for U.S. stocks at about 13 times. We increased our U.S. holdings in an attempt to take advantage of such investment opportunities. Additions to the Fund's portfolio include H.J. Heinz, BankAmerica, Albertson's and K-Mart. We added each of these stocks after they suffered substantial price declines and traded at what we believed were exceptional valuations.

Overseas, we perceived a similar divergence in values. The Hong Kong Stock Market, for example, had a price-to-earnings ratio in the high 20s early in the period, but when technology and new economy stocks are removed from the index, the ratio falls to about 13 -- in our opinion, a reasonable number, and one not much higher than where the market was during 1998's Asian financial crisis. The same holds true for South Korea, with the index there, minus technology and telecommunications stocks, falling below 10 times earnings, also to a level similar to that during the Asian financial crisis. The Fund's Asian exposure declined from 20% of total net assets at the beginning of the period to less than 15% by the end. Many of our Asian positions performed well and we attempted to take advantage of dramatic price increases by reducing our holdings.

In Latin America, the Fund's holdings fell from 7.9% of total net assets at the beginning of the period to 4.5%. Latin American markets were hard hit during the period, due in large part to rising U.S. interest rates and local election concerns.

The Fund's exposure to Europe decreased during the six months under review, as we sold several positions. Our total holdings in Europe declined from 37.6% at the beginning of the period to 32.8% by the end. However, we found a large number of companies we believe are inexpensive based on cash flow. During the latest economic cycle, free cash flow as a percentage of sales in Europe was twice as high as during the previous cycle. This contributed to a substantial increase in mergers and acquisitions. In fact, most of the recent global merger activity involved European companies purchasing American assets. Looking forward, we believe this trend will continue, and that it should benefit many of the Fund's holdings.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Growth Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Growth Securities Fund - Class 1 delivered a -1.96% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Growth Securities Fund - Class 1
 Periods ended 6/30/00
                                                               Since
                                                            Inception
                                    1-Year       5-Year     (3/15/94)
 --------------------------------------------------------------------
 Average Annual Total Return         +5.97%      +13.37%     +12.25%
 Cumulative Total Return             +5.97%      +87.26%    +106.98%
 Value of $10,000 Investment        $10,597      $18,726     $20,698

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                                  Class 1
                                               ------------------------------------------------------------------------------------
                                                Six Months Ended                     Year Ended December 31,
                                                  June 30, 2000   -----------------------------------------------------------------
                                                   (unaudited)        1999          1998         1997         1996         1995
                                               ------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $15.63              $14.77      $15.34       $13.80       $11.75       $10.48
                                               ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................        .20                 .28         .35          .33          .25          .16
 Net realized and unrealized gains (losses) ...       (.55)               2.66         .98         1.53         2.22         1.17
                                               ------------------------------------------------------------------------------------
Total from investment operations ..............       (.35)               2.94        1.33         1.86         2.47         1.33
                                               ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.27)               (.36)       (.41)        (.24)        (.21)        (.06)
 Net realized gains ...........................      (1.75)              (1.72)      (1.49)        (.08)        (.21)          --
                                               ------------------------------------------------------------------------------------
Total distributions ...........................      (2.02)              (2.08)      (1.90)        (.32)        (.42)        (.06)
                                               ------------------------------------------------------------------------------------
Net asset value, end of period ................     $13.26              $15.63      $14.77       $15.34       $13.80       $11.75
                                               ====================================================================================
Total return(b) ...............................     (1.96%)             21.04%       8.98%       13.50%       21.28%       12.72%

Ratios/supplemental data
Net assets, end of period (000's) ............. $1,243,828            $708,310    $747,080     $758,445     $579,877     $338,755
Ratios to average net assets:
 Expenses .....................................       .88%(a)             .88%        .88%         .88%         .93%         .97%
 Net investment income ........................      2.87%(a)            1.87%       2.27%        2.49%        2.20%        2.46%
Portfolio turnover rate .......................     64.71%              46.54%      32.30%       24.81%       12.32%       30.92%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for period less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                        Class 2
                                                        ---------------------------------------
                                                         Six Months Ended
                                                          June 30, 2000         Year Ended
                                                           (unaudited)      December 31, 1999(c)
                                                        ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $15.60             $15.34
                                                        ---------------------------------------
Income from investment operations:
 Net investment income(d) ...........................            .20                .17
 Net realized and unrealized gains (losses) .........           (.58)              2.17
                                                        ---------------------------------------
Total from investment operations ....................           (.38)              2.34
                                                        ---------------------------------------
Less distributions from:
 Net investment income ..............................           (.25)              (.36)
 Net realized gains .................................          (1.75)             (1.72)
                                                        ---------------------------------------
Total distributions .................................          (2.00)             (2.08)
                                                        ---------------------------------------
Net asset value, end of period ......................         $13.22             $15.60
                                                        =======================================
Total return(b) .....................................         (2.08%)            16.35%
Ratios/supplemental data
Net assets, end of period (000's) ...................        $72,156             $4,483
Ratios to average net assets:
 Expenses ...........................................          1.13%(a)           1.14%(a)
 Net investment income ..............................          3.08%(a)           1.17%(a)
Portfolio turnover rate .............................         64.71%             46.54%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                  COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
    Common Stocks 89.1%
    Aerospace & Military Technology 4.5%
    BAE Systems PLC ......................................    United Kingdom     2,090,590     $  12,944,144
    Boeing Co. ...........................................     United States       182,500         7,630,781
    Lockheed Martin Corp. ................................     United States       612,500        15,197,656
    Raytheon Co., A ......................................     United States       483,374         9,395,582
    Rolls-Royce PLC ......................................    United Kingdom     3,988,521        14,174,203
                                                                                               -------------
                                                                                                  59,342,366
                                                                                               -------------
    Appliances & Household Durables
    Guangdong Kelon Electrical Holdings Ltd., H ..........         China         1,123,000           608,658
                                                                                               -------------
    Automobiles 4.5%
    Bayerische Motorenwerke AG ...........................        Germany          203,600         6,225,643
    Ford Motor Co. .......................................     United States       407,000        17,501,000
    General Motors Corp. .................................     United States       140,000         8,128,750
    Regie Nationale des Usines Renault SA ................        France           165,000         7,528,469
(a) Visteon Corp. ........................................     United States        53,290           646,138
    Volkswagen AG ........................................        Germany          165,400         6,389,345
    Volvo AB, B ..........................................        Sweden           571,100        12,469,006
                                                                                               -------------
                                                                                                  58,888,351
                                                                                               -------------
    Banking 8.1%
    Australia & New Zealand Banking Group Ltd. ...........       Australia       2,844,184        21,874,923
    Banca Nazionale del Lavoro SpA .......................         Italy         1,781,960         6,268,733
    Banco Popular Espanol SA .............................         Spain           140,000         4,347,993
    Bank Austria AG ......................................        Austria          109,065         5,333,860
    Bank of America Corp. ................................     United States       395,000        16,985,000
    Deutsche Bank AG .....................................        Germany          150,700        12,646,932
    Foreningssparbanken AB, A ............................        Sweden           200,000         2,941,512
    HSBC Holdings PLC ....................................       Hong Kong       1,800,801        20,559,990
    National Australia Bank Ltd. .........................       Australia         465,000         7,788,714
    U.S. Bancorp. ........................................     United States       425,000         8,181,250
                                                                                               -------------
                                                                                                 106,928,907
                                                                                               -------------
    Broadcasting & Publishing .4%
    Wolters Kluwer NV ....................................      Netherlands        215,100         5,752,550
                                                                                               -------------
    Building Materials & Components .6%
    Caradon PLC ..........................................    United Kingdom     2,805,290         6,412,625
    Owens Corning ........................................     United States       200,000         1,850,000
                                                                                               -------------
                                                                                                   8,262,625
                                                                                               -------------
    Business & Public Services .6%
(a) Gartner Group Inc., B ................................     United States       224,400         2,215,950
(a) Humana Inc. ..........................................     United States       250,000         1,218,750
    Waste Management Inc. ................................     United States       250,000         4,750,000
                                                                                               -------------
                                                                                                   8,184,700
                                                                                               -------------
    Chemicals 4.3%
    Akzo Nobel NV ........................................      Netherlands        355,200        15,151,260
    BASF AG ..............................................        Germany          253,200        10,314,980
    DSM NV, Br. ..........................................      Netherlands        300,000         9,662,206
    Eastman Chemical Co. .................................     United States       125,000         5,968,750
    Kemira OY ............................................        Finland          447,900         2,189,611
    Lyondell Chemical Co. ................................     United States       770,500        12,905,875
                                                                                               -------------
                                                                                                  56,192,682
                                                                                               -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                         COUNTRY          SHARES            VALUE
------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Data Processing & Reproduction .9%
    Compaq Computer Corp. .......................     United States       400,000      $  10,225,000
    Fujitsu Ltd. ................................         Japan            30,000          1,040,594
                                                                                       -------------
                                                                                          11,265,594
                                                                                       -------------
    Electrical & Electronics 5.0%
    ABB Ltd. ....................................      Switzerland         25,975          3,026,616
    Alcatel SA ..................................        France           187,175         12,325,948
    Fuji Photo Film Co. Ltd. ....................         Japan           450,000         18,458,485
    Hitachi Ltd. ................................         Japan         1,003,500         14,511,176
(a) Hyundai Electronics Industries Co. ..........      South Korea        100,000          1,973,050
    Koninklijke Philips Electronics NV ..........      Netherlands        124,928          5,915,650
    Marconi PLC .................................    United Kingdom       237,900          3,091,832
    Motorola Inc. ...............................     United States        30,300            880,594
    Sony Corp. ..................................         Japan            57,900          5,417,608
                                                                                       -------------
                                                                                          65,600,959
                                                                                       -------------
    Electronic Components & Instruments .1%
(a) Agilent Technologies Inc. ...................     United States         3,814            281,283
    Hewlett-Packard Co. .........................     United States        10,000          1,248,750
                                                                                       -------------
                                                                                           1,530,033
                                                                                       -------------
    Energy Equipment & Services .4%
    TransCanada PipeLines Ltd. ..................        Canada           623,900          4,758,095
                                                                                       -------------
    Energy Sources 6.6%
    Amerada Hess Corp. ..........................     United States        87,928          5,429,554
    Burlington Resources Inc. ...................     United States       193,400          7,397,550
    Eni SpA .....................................         Italy         2,469,050         14,294,948
    Norsk Hydro ASA .............................        Norway            47,000          1,979,480
    Occidental Petroleum Corp. ..................     United States       623,100         13,124,044
    Petroleo Brasileiro SA, ADR .................        Brazil           170,000          5,059,200
(a) Ranger Oil Ltd. .............................        Canada           273,050          1,455,824
(a) Renaissance Energy Ltd. .....................        Canada           254,800          2,467,693
    Repsol SA ...................................         Spain           200,000          3,997,163
    Shell Transport & Trading Co. PLC ...........    United Kingdom     1,632,853         13,830,196
    Societe Elf Aquitaine SA, Br. ...............        France            37,072          7,622,353
    Texaco Inc. .................................     United States       180,000          9,585,000
    Valero Energy Corp. .........................     United States        28,500            904,875
                                                                                       -------------
                                                                                          87,147,880
                                                                                       -------------
    Financial Services 3.3%
    AXA SA ......................................        France            20,880          3,302,404
    ING Groep NV ................................      Netherlands        164,034         11,132,249
    Lend Lease Corp. Ltd. .......................       Australia         485,500          6,211,145
    Merrill Lynch & Co. Inc. ....................     United States       125,000         14,375,000
    Nomura Securities Co. Ltd. ..................         Japan           340,000          8,338,925
                                                                                       -------------
                                                                                          43,359,723
                                                                                       -------------
    Food & Household Products 5.3%
    Archer-Daniels-Midland Co. ..................     United States       912,196          8,950,923
    H.J. Heinz Co. ..............................     United States       630,000         27,562,500
    Nabisco Group Holdings Corp. ................     United States       443,900         11,513,656
    Newell Rubbermaid Inc. ......................     United States        75,000          1,931,250
    Northern Foods PLC ..........................    United Kingdom     2,208,797          4,004,170
    PanAmerican Beverages Inc., A ...............        Mexico           150,000          2,240,625
    Sara Lee Corp. ..............................     United States       400,000          7,725,000
    Tate & Lyle PLC .............................    United Kingdom       450,000          2,285,526
    Unilever NV .................................      Netherlands        545,900          3,307,696
                                                                                       -------------
                                                                                          69,521,346
                                                                                       -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                 COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Forest Products & Paper 2.9%
    Assidoman AB ........................        Sweden           192,100      $  2,748,666
    Assidoman AB, 144A ..................        Sweden            57,630           824,600
    Bowater Inc. ........................     United States       225,000         9,928,125
    Carter Holt Harvey Ltd. .............      New Zealand      1,155,252         1,006,094
    Georgia-Pacific Timber Co. ..........     United States       222,200         4,805,075
    International Paper Co. .............     United States       200,000         5,962,500
    Metsa Serla OY, B ...................        Finland          270,000         2,005,770
    Stora Enso OYJ, R ...................        Finland          132,700         1,214,759
    UPM-Kymmene Corp. ...................        Finland          400,000         9,968,943
                                                                               ------------
                                                                                 38,464,532
                                                                               ------------
    Health & Personal Care 4.4%
    Abbott Laboratories .................     United States       445,370        19,846,801
    Aventis SA ..........................        France           260,002        19,053,289
(a) CellTech Group PLC ..................    United Kingdom       796,142        15,330,588
    Pharmacia Corp. .....................     United States        69,000         3,566,438
                                                                               ------------
                                                                                 57,797,116
                                                                               ------------
    Industrial Components 1.2%
    Goodyear Tire & Rubber Co. ..........     United States       269,000         5,380,000
    Michelin SA, B ......................        France           120,000         3,866,033
    Sandvik AB ..........................        Sweden           200,000         4,218,447
    Yamato Kogyo Co. Ltd. ...............         Japan           539,000         2,496,196
                                                                               ------------
                                                                                 15,960,676
                                                                               ------------
    Insurance 5.4%
    Ace Ltd. ............................        Bermuda          302,000         8,456,000
    Aetna Inc. ..........................     United States       110,000         7,060,625
    Allstate Corp. ......................     United States       457,700        10,183,825
    Partnerre Ltd. ......................        Bermuda          214,500         7,601,344
    Scor ................................        France             8,542           373,453
    Torchmark Corp. .....................     United States       273,400         6,749,563
    Unumprovident Corp. .................     United States        81,100         1,627,069
    XL Capital Ltd., A ..................        Bermuda          127,100         6,879,288
    Zurich Allied AG ....................      Switzerland         11,500         5,700,141
    Zurich Allied PLC ...................    United Kingdom     1,386,000        16,302,920
                                                                               ------------
                                                                                 70,934,228
                                                                               ------------
    Leisure & Tourism .3%
    Galileo International Inc. ..........     United States       160,000         3,340,000
                                                                               ------------
    Machinery & Engineering .9%
    CNH Global NV .......................      Netherlands        106,800           987,900
    Invensys PLC ........................    United Kingdom     1,769,383         6,629,461
    METSO OYJ ...........................        Finland          392,800         4,744,143
                                                                               ------------
                                                                                 12,361,504
                                                                               ------------
    Merchandising 6.4%
    Albertson's Inc. ....................     United States       512,800        17,050,600
    J.C. Penney Co. Inc. ................     United States       180,000         3,318,750
(a) Kmart Corp. .........................     United States     1,100,000         7,493,750
(a) Kroger Co. ..........................     United States       910,000        20,076,875
    Marks & Spencer PLC .................    United Kingdom     3,261,000        11,428,335
    Safeway PLC .........................    United Kingdom     3,223,718        12,542,131
    Sears, Roebuck & Co. ................     United States       255,900         8,348,738
    W.H. Smith PLC ......................    United Kingdom       673,850         4,014,109
                                                                               ------------
                                                                                 84,273,288
                                                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                      COUNTRY           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Metals & Mining 3.3%
    AK Steel Holding Corp. ...................................     United States         695,400      $  5,563,200
    Barrick Gold Corp. .......................................        Canada             668,800        12,120,948
    Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         129,100,000         4,049,045
    Corus Group PLC ..........................................    United Kingdom       2,000,000         2,914,150
    Industrias Penoles SA ....................................        Mexico           1,875,300         3,029,133
    Pohang Iron & Steel Co. Ltd. .............................      South Korea          127,102        11,053,066
    USX-U. S. Steel Group ....................................     United States         250,000         4,640,625
                                                                                                      ------------
                                                                                                        43,370,167
                                                                                                      ------------
    Multi-Industry 4.4%
    Amoy Properties Ltd. .....................................       Hong Kong         2,935,500         1,977,009
    Beijing Datang Power Generation Co. Ltd., H ..............         China           6,860,000         1,540,031
    Broken Hill Proprietary Co. Ltd. .........................       Australia           231,654         2,746,924
    Cheung Kong Holdings Ltd. ................................       Hong Kong         2,114,500        23,395,585
    Cheung Kong Infrastructure Holdings Ltd. .................       Hong Kong         1,768,000         2,903,083
    DESC SA de CV DESC, B ....................................        Mexico           5,237,300         3,351,957
    DESC SA de CV DESC, C ....................................        Mexico           2,671,800         1,682,853
    Hutchison Whampoa Ltd. ...................................       Hong Kong           207,570         2,609,503
    Pacific Dunlop Ltd. ......................................       Australia         1,979,000         1,770,402
    Swire Pacific Ltd., A ....................................       Hong Kong         2,463,800        14,412,438
    Swire Pacific Ltd., B ....................................       Hong Kong         1,304,000         1,062,230
                                                                                                      ------------
                                                                                                        57,452,015
                                                                                                      ------------
    Real Estate 1.4%
    China Resources Beijing Land Ltd. ........................         China           4,652,000           620,641
    General Growth Properties Inc. ...........................     United States         164,500         5,222,875
    Hang Lung Development Co. Ltd. ...........................       Hong Kong         3,624,000         2,812,618
    Highwoods Properties Inc. ................................     United States         107,900         2,589,600
    National Health Investors Inc. ...........................     United States         311,100         3,422,100
    New World Development Co. Ltd. ...........................       Hong Kong            13,457            15,019
    Rouse Co. ................................................     United States         180,000         4,455,000
                                                                                                      ------------
                                                                                                        19,137,853
                                                                                                      ------------
    Recreation & Other Consumer Goods .4%
    Eastman Kodak Co. ........................................     United States          89,600         5,331,200
                                                                                                      ------------
    Telecommunications 3.3%
    Cable & Wireless HKT Ltd. ................................       Hong Kong           209,746           461,450
(a) General Motors Corp., H ..................................     United States          18,000           526,500
    Nippon Telegraph & Telephone Corp. .......................         Japan                 848        11,300,789
    SK Telecom Co. Ltd., ADR .................................      South Korea          100,000         3,631,250
    Smartone Telecommunications Holdings Ltd. ................       Hong Kong           310,000           685,990
    Telecom Corp. of New Zealand Ltd. ........................      New Zealand        2,362,716         8,286,251
    Telecomunicacoes de Sao Paulo SA .........................        Brazil         276,690,000         3,021,504
    Telefonica de Argentina SA, ADR ..........................       Argentina            67,000         2,127,250
    Telefonos de Mexico SA (Telmex), ADR .....................        Mexico             229,855        13,130,467
                                                                                                      ------------
                                                                                                        43,171,451
                                                                                                      ------------
    Textiles & Apparel .3%
    Adidas-Salomon AG ........................................        Germany             80,000         4,417,009
                                                                                                      ------------
    Transportation 1.9%
    Airborne Freight Corp. ...................................     United States         272,000         5,151,000
    British Airways PLC ......................................    United Kingdom       1,745,832        10,036,479
    Peninsular & Oriental Steam Navigation Co. ...............    United Kingdom         294,200         2,507,450
    Singapore Airlines Ltd. ..................................       Singapore           703,100         6,953,736
                                                                                                      ------------
                                                                                                        24,648,665
                                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                   COUNTRY          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Utilities Electrical & Gas 8.0%
Centrais Eletricas Brasileiras SA (Eletrobras), ADR .......................        Brazil           514,400      $    5,144,000
CLP Holdings Ltd. .........................................................       Hong Kong       2,043,000           9,513,540
E.On AG ...................................................................        Germany          258,000          12,488,977
Endesa SA .................................................................         Spain           200,000           3,889,805
Entergy Corp. .............................................................     United States        97,900           2,661,656
Evn AG ....................................................................        Austria           83,370           3,116,665
Hong Kong Electric Holdings Ltd. ..........................................       Hong Kong       2,944,000           9,479,353
Iberdrola SA, Br. .........................................................         Spain           981,200          12,697,174
Korea Electric Power Corp. ................................................      South Korea        458,200          14,218,264
National Grid Group PLC ...................................................    United Kingdom       275,100           2,157,255
National Power PLC ........................................................    United Kingdom     1,802,600          11,474,837
Potomac Electric Power Co. ................................................     United States       100,000           2,500,000
Powergen PLC ..............................................................    United Kingdom       600,000           5,054,725
Thames Water Group PLC ....................................................    United Kingdom       530,800           6,826,144
Transportadora de Gas del Sur SA, B, ADR ..................................       Argentina         386,900           3,482,100
                                                                                                                 --------------
                                                                                                                    104,704,495
                                                                                                                 --------------
Total Common Stocks (Cost $1,115,126,998)..................................                                       1,172,708,668
                                                                                                                 --------------
Preferred Stocks 1.3%
Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd. ................        Brazil           158,760           1,686,825
Embotelladora Andina SA, B, ADR, pfd. .....................................         Chile           302,900           2,896,481
News Corp. Ltd., pfd. .....................................................       Australia         185,422           2,244,911
Petroleo Brasileiro SA, pfd. ..............................................        Brazil           157,470           4,757,270
Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................        Brazil           205,300           3,798,050
Volkswagen AG, pfd. .......................................................        Germany           60,000           1,432,077
                                                                                                                 --------------
Total Preferred Stocks (Cost $18,882,057)..................................                                          16,815,614
                                                                                                                 --------------
Total Investments before Repurchase Agreements (Cost $1,134,009,055).......                                       1,189,524,282
                                                                                                                 --------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                             PRINCIPAL
                                                                            COUNTRY           AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------
(b) Repurchase Agreements 9.4%
    Deutsche Bank AG, 6.80%, 7/03/00 (Maturity Value $40,022,667)
     Collaterized by U.S. Treasury Notes and Bonds ..................    United States     $40,000,000      $   40,000,000
    Dresdner Bank AG, 6.40%, 7/03/00 (Maturity Value $43,794,345)
     Collaterized by U.S. Treasury Notes and Bonds ..................    United States      43,771,000          43,771,000
    HSBC Securities Inc., 6.80%, 7/03/00 (Maturity Value $40,022,667)
     Collaterized by U.S. Treasury Notes and Bonds ..................    United States      40,000,000          40,000,000
                                                                                                            --------------
    Total Repurchase Agreements (Cost $123,771,000)..................                                          123,771,000
                                                                                                            --------------
    Total Investments (Cost $1,257,780,055) 99.8%....................                                        1,313,295,282
    Other Assets, less Liabilities .2% ..............................                                            2,688,014
                                                                                                            --------------
    Total Net Assets 100.0% .........................................                                       $1,315,983,296
                                                                                                            ==============

(a)Non-income producing
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $1,257,780,055
                                                           ==============
  Value ...............................................     1,313,295,282
 Receivables:
   Investment securities sold .........................         4,786,463
   Capital shares sold ................................         3,533,236
   Dividends and interest .............................         5,960,655
                                                           --------------
    Total assets ......................................     1,327,575,636
                                                           --------------
Liabilities:
 Payables:
   Investment securities purchased ....................         4,655,301
   Capital shares redeemed ............................         5,668,779
   Affiliates .........................................           897,842
 Funds advanced by custodian ..........................           130,936
 Other liabilities ....................................           239,482
                                                           --------------
    Total liabilities .................................        11,592,340
                                                           --------------
       Net assets, at value ...........................    $1,315,983,296
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $   12,535,658
 Net unrealized appreciation ..........................        55,515,227
 Accumulated net realized gain ........................       149,380,456
 Capital shares .......................................     1,098,551,955
                                                           --------------
       Net assets, at value ...........................    $1,315,983,296
                                                           ==============
Class 1:
 Net assets, at value .................................    $1,243,827,684
                                                           ==============
 Shares outstanding ...................................        93,801,883
                                                           ==============
 Net asset value and offering price per share .........    $        13.26
                                                           ==============
Class 2:
 Net assets, at value .................................    $   72,155,612
                                                           ==============
 Shares outstanding ...................................         5,459,676
                                                           ==============
 Net asset value and offering price per share .........    $        13.22
                                                           ==============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $1,390,890)
 Dividends .................................................    $   14,731,773
 Interest ..................................................         1,669,919
                                                                --------------
    Total investment income ................................        16,401,692
                                                                --------------
Expenses:
 Management fees (Note 3) ..................................         3,568,968
 Distribution fees - Class 2 (Note 3) ......................            34,064
 Custodian fees ............................................           176,100
 Reports to shareholders ...................................            34,000
 Professional fees (Note 3) ................................            38,200
 Trustees' fees and expenses ...............................             2,900
 Other .....................................................             8,351
                                                                --------------
    Total expenses .........................................         3,862,583
                                                                --------------
     Net investment income .................................        12,539,109
                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ..............................................       149,442,355
  Foreign currency transactions ............................           105,598
                                                                --------------
    Net realized gain ......................................       149,547,953
 Net unrealized depreciation on investments ................      (160,733,474)
                                                                --------------
Net realized and unrealized loss ...........................       (11,185,521)
                                                                --------------
Net increase in net assets resulting from operations .......    $    1,353,588
                                                                ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                            Six Months Ended     Year Ended
                                                                             June 30, 2000   December 31, 1999
                                                                           -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   12,539,109     $  13,240,797
  Net realized gain from investments and foreign currency transactions         149,547,953        72,994,064
  Net unrealized appreciation (depreciation) on investments ...........       (160,733,474)       47,953,928
                                                                           -----------------------------------
     Net increase in net assets resulting from operations .............          1,353,588       134,188,789
 Distributions to shareholders from:
  Net investment income:
    Class 1 ...........................................................        (11,099,754)      (15,661,321)
    Class 2 ...........................................................           (152,094)          (19,742)
  Net realized gains:
    Class 1 ...........................................................        (73,119,422)      (75,768,827)
    Class 2 ...........................................................         (1,029,478)          (95,513)
                                                                           -----------------------------------
 Total distributions to shareholders ..................................        (85,400,748)      (91,545,403)
 Capital share transactions (Note 2):
    Class 1 ...........................................................        620,018,983       (80,925,896)
    Class 2 ...........................................................         67,218,023         3,995,606
                                                                           -----------------------------------
 Total capital share transactions .....................................        687,237,006       (76,930,290)
     Net increase (decrease) in net assets ............................        603,189,846       (34,286,904)
Net assets:
 Beginning of period ..................................................        712,793,450       747,080,354
                                                                           -----------------------------------
 End of period ........................................................     $1,315,983,296     $ 712,793,450
                                                                           ===================================
Undistributed net investment income included in net assets:
 End of period ........................................................     $   12,535,658     $  11,248,397
                                                                           ===================================

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of issuers in foreign countries with emerging markets.

Effective May 1, 2000, the name of the Templeton Global Growth Fund changed to Templeton Growth Securities Fund, as a result of Fund mergers, as discussed in
Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                              Six Months Ended                      Year Ended
                                                               June 30, 2000                    December 31, 1999(a)
                                                     --------------------------------------------------------------------
                                                          Shares            Amount           Shares            Amount
Class 1 Shares:                                      --------------------------------------------------------------------
Shares sold ........................................      6,155,205    $   82,942,043        3,559,626    $   53,423,886
Shares issued on merger (Note 6) ...................     48,592,348       628,298,597               --                --
Shares issued in reinvestment of distributions .....      6,513,470        84,219,176        6,314,237        91,430,148
Shares redeemed ....................................    (12,780,815)     (175,440,833)     (15,136,586)     (225,779,930)
                                                     --------------------------------------------------------------------
Net increase (decrease) ............................     48,480,208    $  620,018,983       (5,262,723)   $  (80,925,896)
                                                     ====================================================================
Class 2 Shares:
Shares sold ........................................      5,301,315    $   73,217,208        3,228,083    $   46,873,543
Shares issued on merger (Note 6) ...................      4,308,381        55,535,000               --                --
Shares issued in reinvestment of distributions .....         91,595         1,181,572            7,976           115,255
Shares redeemed ....................................     (4,528,932)      (62,715,757)      (2,948,742)      (42,993,192)
                                                     --------------------------------------------------------------------
Net increase .......................................      5,172,359    $   67,218,023          287,317    $    3,995,606
                                                     ====================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       --------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Templeton Global Advisors Ltd. (TGAL)                           Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       ------------------------------------------------------------------
              1.00%          First $100 million
               .90%          Over $100 million, up to and including $250 million
               .80%          Over $250 million, up to and including $500 million
               .75%          Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $616 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and merger related expenses.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,259,349,622 was as follows:

       Unrealized appreciation .............  $  181,924,154
       Unrealized depreciation .............    (127,978,494)
                                              --------------
       Net unrealized appreciation .........  $   53,945,660
                                              ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $912,419,966 and $512,178,868, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP - Templeton Stock Fund's shareholders. The merger was accomplished by a tax-free exchange of 48,592,348 Class 1 shares and 4,308,381 Class 2 shares of the FTVIPT - Templeton Growth Securities Fund (valued at $12.93 per share and $12.89 per share, respectively) for the net assets of the TVP - Templeton Stock Fund which aggregated $683,833,597, including $122,735,093 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Growth Securities Fund immediately after the merger were $1,325,793,044.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on April 26, 2000.

                                          Class 1                      Class 2
                               ---------------------------------------------------------
                                Foreign Tax      Foreign      Foreign Tax      Foreign
                                    Paid      Source Income       Paid      Source Income
Country                          Per Share      Per Share      Per Share      Per Share
-----------------------------------------------------------------------------------------
Argentina ....................     0.0000         0.0177         0.0000         0.0175
Australia ....................     0.0011         0.0226         0.0011         0.0224
Austria ......................     0.0011         0.0068         0.0011         0.0067
Belgium ......................     0.0011         0.0060         0.0011         0.0059
Bermuda ......................     0.0000         0.0035         0.0000         0.0034
Brazil .......................     0.0026         0.0167         0.0026         0.0166
Canada .......................     0.0004         0.0022         0.0004         0.0021
China ........................     0.0000         0.0042         0.0000         0.0041
Ecuador ......................     0.0000         0.0003         0.0000         0.0003
Finland ......................     0.0030         0.0165         0.0030         0.0163
France .......................     0.0017         0.0115         0.0017         0.0114
Germany ......................     0.0003         0.0024         0.0003         0.0024
Hong Kong ....................     0.0000         0.0410         0.0000         0.0406
Hungary ......................     0.0005         0.0019         0.0005         0.0019
India ........................     0.0000         0.0059         0.0000         0.0058
Italy ........................     0.0004         0.0024         0.0004         0.0023
Japan ........................     0.0017         0.0094         0.0017         0.0093
Mexico .......................     0.0003         0.0044         0.0003         0.0043
Netherlands ..................     0.0020         0.0108         0.0020         0.0107
New Zealand ..................     0.0002         0.0008         0.0002         0.0008
Norway .......................     0.0004         0.0022         0.0004         0.0022
Philippines ..................     0.0002         0.0008         0.0002         0.0008
Singapore ....................     0.0011         0.0040         0.0011         0.0040
South Africa .................     0.0000         0.0072         0.0000         0.0071
South Korea ..................     0.0013         0.0065         0.0013         0.0064
Spain ........................     0.0014         0.0074         0.0014         0.0073
Sweden .......................     0.0016         0.0100         0.0016         0.0099
Switzerland ..................     0.0006         0.0033         0.0006         0.0033
Thailand .....................     0.0003         0.0026         0.0003         0.0025
United Kingdom ...............     0.0103         0.0780         0.0103         0.0772
                                  ----------------------------------------------------
TOTAL ........................    $0.0336        $0.3090        $0.0336        $0.3055
                                  ====================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                   TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund (formerly Templeton International Fund) seeks long-term capital growth. The
Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------
During the six months under review, global economies appeared to be improving, although most trailed the U.S. economy's growth rate. In our view, Europe displayed slow but steady improvement in manufacturing output, unemployment rates slightly declined and consumer confidence increased. The euro has fallen significantly since its introduction, but a more positive economic outlook for Europe should help benefit the currency. The U.K. was the exception to the European recovery, where the strong pound negatively impacted the manufacturing sector, as it made exports more expensive. However, we believe U.K. interest rate hikes are near an end because of its sluggish economy.

It was hard to find evidence of Japan's recovery as economists and strategists argued whether the Japanese economy was actually recovering after a 10-year slumber. Latin American countries, particularly Brazil, made steady gains but seemed to remain closely tied to U.S. interest-rate cycles, making them vulnerable to further interest-rate hikes.

Extreme market volatility characterized the first half of 2000. Statistics indicate that 1998 and 1999 were the worst two years since 1975 for value investors like us.(1) The first quarter of 2000 continued this trend, with high growth stocks significantly outperforming value stocks regardless of valuation. This trend appeared to moderate near the end of the quarter as many investors seemed to assess the varying impacts of accelerating global economic growth, higher commodity prices and global central bank tightening. The resultant market broadening to include more economically sensitive stocks benefited the Fund in the second quarter of 2000.

(1) Source: Morgan Stanley Capital International.

This chart in pie format shows the geographic distribution of Templeton International Securities Fund as a percentage of total net assets on 6/30/00.

Europe                                                            60.1%
Asia                                                              17.8%
Latin America                                                      7.2%
Australia/New Zealand                                              4.4%
North America                                                      3.8%
Mid-East/Africa                                                    1.7%
Short-Term Investments & Other Net Assets                          5.0%

   Top 10 Holdings
   Templeton International
   Securities Fund
   6/30/00

   Company                       % of Total
   Sector, Country               Net Assets
   ----------------------------------------
   Cheung Kong
   Holdings Ltd.                   2.3%
   Multi-Industry,
   Hong Kong

   Total Fina Elf SA, B            2.1%
   Energy Sources, France

   AXA SA                          2.0%
   Financial Services, France

   Nomura Securities Co. Ltd.      1.9%
   Financial Services, Japan

   Nordic Baltic Holding AB        1.9%
   Banking, Sweden

   Elan Corp., PLC, ADR            1.9%
   Health & Personal Care,
   Irish Republic

   Aventis SA                      1.9%
   Health & Personal Care,
   France

   Nippon Telegraph &
   Telephone Corp.                 1.8%
   Telecommunications,
   Japan

   Koninklijke Philips
   Electronics NV                  1.8%
   Electrical & Electronics,
   Netherlands

   Muenchener
   Rueckversicherungs-             1.7%
   Gesellschaft
   Insurance, Germany

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the period, especially in the first three months, the Fund sought to take advantage of the extreme market conditions to decrease our telecommunications and technology positions. We reduced our holdings in Portugal Telecom, while eliminating our holdings in Nintendo and Telefonica de Argentina. As a result of these changes, our telecommunications weighting declined slightly from 8.9% of total net assets on January 1, 2000, to 8.3% at the end of the period. We reinvested proceeds from the sale of these securities in a number of what we consider to be out-of-favor sectors with solid growth expectations, including pharmaceuticals (Elan Corp. and Merck KGAA), aerospace (BAE Systems), energy (Eni SpA and Repsol), transportation (Stagecoach Holdings) and machinery and engineering (Komatsu).

We also benefited from corporate merger activity during the six months under review, as Alcatel acquired Fund position Newbridge Networks, and three of our Latin American telecommunications holdings -- Telefonica de Argentina, Telefonica del Peru and Telecomunicacoes de Sao Paulo -- were acquired by Spain's Telefonica SA. Our exposure to Latin America will likely decline as Telefonica SA consumes these stocks, and we were recently unable to identify bargains in the region and reinvest the proceeds. We continue to believe that if valuation gaps between growth and value stocks remain at historically high levels, the consequence will be increased merger, acquisition and buyout activity.

Looking forward, we expect global markets to remain volatile due to questions surrounding the direction of interest rates, the U.S. economy's health and the sustainability of growth rates needed to maintain historically high valuations in the technology, media and telecommunications sectors. We see tremendous value opportunities in the U.K. market's utilities, engineering and retail sectors. Furthermore, we do not hedge our currency exposure and stand to benefit from any recovery in the euro. In Japan, ongoing market uncertainty created opportunities to purchase economically sensitive stocks while providing us the ability to reduce our holdings in highly valued, "new economy" stocks.

We are primarily invested in what we view as low price-to-earnings (P/E) multiple stocks and feel well-positioned to take advantage of any declines in the high P/E sectors, as our long-term outlook allows us to purchase growth stocks at low valuations. In our opinion, the historically high valuation levels placed on growth companies represent a potential risk. If the global economic trends turn unfavorable, it would potentially limit corporate earnings growth or lead to higher interest rates. As always, the Templeton research team will scour the world seeking those shares selling at the lowest value in relation to their long-term earnings potential, since such shares can help reduce risk while offering the potential for attractive, long-term returns.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton International
Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton International Securities Fund - Class 1 delivered a +0.57% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton International Securities Fund - Class 1*
 Periods ended 6/30/00
                                                              Since
                                                            Inception
                                   1-Year        5-Year      (5/1/92)
 ----------------------------------------------------------------------
 Average Annual Total Return        +12.73%     +15.54%       +14.44%
 Cumulative Total Return            +12.73%    +105.87%      +200.80%
 Value of $10,000 Investment        $11,273     $20,587       $30,080


*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights

                                                                                 Class 1
                                               -------------------------------------------------------------------------------------
                                               Six Months Ended                      Year Ended December 31,
                                                 June 30, 2000   -------------------------------------------------------------------
                                                  (unaudited)         1999            1998         1997         1996         1995
                                               -------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $22.25           $20.69        $20.18       $18.40       $15.13       $13.22
                                               -------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................           .25              .33           .60          .49          .43          .23
 Net realized and unrealized gains (losses) ...          (.27)            3.78          1.29         2.01         3.15         1.83
                                               -------------------------------------------------------------------------------------
Total from investment operations ..............          (.02)            4.11          1.89         2.50         3.58         2.06
                                               -------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.43)            (.57)         (.49)        (.51)        (.24)        (.10)
 Net realized gains ...........................         (2.49)           (1.98)         (.89)        (.21)        (.07)        (.05)
                                               -------------------------------------------------------------------------------------
Total distributions ...........................         (2.92)           (2.55)        (1.38)        (.72)        (.31)        (.15)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period ................        $19.31           $22.25        $20.69       $20.18       $18.40       $15.13
                                               =====================================================================================
Total return(b) ...............................          .57%           23.61%         9.33%       13.95%       24.04%       15.78%

Ratios/supplemental data
Net assets, end of period (000's) .............    $1,652,815       $1,056,798      $980,470     $938,410     $682,984     $353,141
Ratios to average net assets:
 Expenses .....................................          .84%(a)          .85%          .86%         .81%         .65%         .71%
 Net investment income ........................         2.57%(a)         1.69%         2.81%        2.70%        3.23%        2.36%
Portfolio turnover rate .......................        21.83%           30.04%        29.56%       16.63%        9.46%        5.19%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights (continued)

                                                                                   Class 2
                                                        -------------------------------------------------------------
                                                         Six Months Ended            Year Ended December 31,
                                                           June 30, 2000     ----------------------------------------
                                                            (unaudited)          1999           1998         1997(c)
                                                        -------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $22.13              $20.61        $20.14        $18.40
                                                        -------------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................           .22                 .25           .59           .07
 Net realized and unrealized gains (losses) .........          (.26)               3.78          1.25          1.67
                                                        -------------------------------------------------------------
Total from investment operations ....................          (.04)               4.03          1.84          1.74
                                                        -------------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.38)               (.53)         (.48)           --
 Net realized gains .................................         (2.49)              (1.98)         (.89)           --
                                                        -------------------------------------------------------------
Total distributions .................................         (2.87)              (2.51)        (1.37)           --
                                                        -------------------------------------------------------------
Net asset value, end of period ......................        $19.22              $22.13        $20.61        $20.14
                                                        =============================================================
Total return(b) .....................................          .50%              23.23%         9.08%         9.46%
Ratios/supplemental data
Net assets, end of period (000's) ...................      $157,908            $101,365       $39,886       $17,606
Ratios to average net assets:
 Expenses ...........................................         1.09%(a)            1.10%         1.11%         1.13%(a)
 Net investment income ..............................         2.30%(a)            1.26%         2.69%         1.14%(a)
Portfolio turnover rate .............................        21.83%              30.04%        29.56%        16.63%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31,1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                        COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
    Common Stocks 91.2%
    Aerospace & Military Technology 2.1%
    BAE Systems PLC ............................................    United Kingdom     4,744,725     $ 29,377,546
    Hong Kong Aircraft Engineering Co. Ltd. ....................       Hong Kong         947,080        1,822,406
    Saab AB, B .................................................        Sweden           726,900        6,132,778
                                                                                                     ------------
                                                                                                       37,332,730
                                                                                                     ------------
    Automobiles 2.6%
    Autoliv Inc., SDR ..........................................        Sweden           675,450       16,634,044
    Volkswagen AG ..............................................        Germany          312,000       12,052,452
    Volvo AB, B ................................................        Sweden           843,780       18,422,514
                                                                                                     ------------
                                                                                                       47,109,010
                                                                                                     ------------
    Banking 8.5%
    Australia & New Zealand Banking Group Ltd. .................       Australia       2,938,850       22,603,010
    Banca Nazionale del Lavoro SpA .............................         Italy         5,635,000       19,823,291
    Banco Popular Espanol SA ...................................         Spain           124,800        3,875,925
    Bank Austria AG ............................................        Austria           96,320        4,710,562
    Bank Austria AG, 144A ......................................        Austria          230,146       11,255,367
    BPI Socieda de Gestora de Participacoes Socias SA ..........       Portugal        1,609,890        5,709,705
    Credicorp Ltd. .............................................         Peru            292,160        2,629,440
    Foreningssparbanken AB, A ..................................        Sweden           472,500        6,949,322
    HSBC Holdings PLC ..........................................       Hong Kong         636,400        7,265,865
    HSBC Holdings PLC, ADR .....................................       Hong Kong         180,600       10,463,513
    National Bank of Canada ....................................        Canada           897,620       13,388,272
    Nordic Baltic Holding AB, FDR ..............................        Sweden         4,763,875       34,796,142
    Unibanco Uniao de Bancos Brasileiros SA, GDR ...............        Brazil           358,700       10,312,625
                                                                                                     ------------
                                                                                                      153,783,039
                                                                                                     ------------
    Broadcasting & Publishing 1.5%
    Wolters Kluwer NV ..........................................      Netherlands      1,030,100       27,548,589
                                                                                                     ------------
    Building Materials & Components .6%
    Caradon PLC ................................................    United Kingdom     3,265,240        7,464,027
    Hepworth PLC ...............................................    United Kingdom     1,330,100        3,795,568
                                                                                                     ------------
                                                                                                       11,259,595
                                                                                                     ------------
    Chemicals 4.2%
    Akzo Nobel NV ..............................................      Netherlands        564,580       24,082,483
    BASF AG ....................................................        Germany          474,430       19,327,552
    Clariant AG ................................................      Switzerland         54,500       20,310,559
    Imperial Chemical Industries PLC ...........................    United Kingdom       857,000        6,584,124
    Kemira OY ..................................................        Finland        1,088,632        5,321,904
                                                                                                     ------------
                                                                                                       75,626,622
                                                                                                     ------------
    Construction & Housing .4%
    Fletcher Challenge Building Ltd. ...........................      New Zealand      6,285,000        6,686,579
                                                                                                     ------------
    Electrical & Electronics 8.5%
    ABB Ltd. ...................................................      Switzerland         64,840        7,785,505
    Alcatel SA .................................................        France           245,175       16,145,396
    Alcatel SA, ADR ............................................        France           338,791       22,529,575
    Hitachi Ltd. ...............................................         Japan         1,850,000       26,752,044
(a) Hyundai Electronics Industries Co. .........................      South Korea        875,000       17,264,187
    Koninklijke Philips Electronics NV .........................      Netherlands        694,974       32,908,742
    Nokia Corp., A .............................................        Finland          153,800        7,879,884
    Sony Corp. .................................................         Japan           237,900       22,259,912
                                                                                                     ------------
                                                                                                      153,525,245
                                                                                                     ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                 COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Components & Instruments 1.5%
    Williams PLC ........................................    United Kingdom     4,674,600     $ 27,209,589
                                                                                              ------------
    Energy Sources 6.3%
    Eni SpA .............................................         Italy         3,631,060       21,022,586
    PC Holdings SA, ADR .................................       Argentina         316,142        5,789,350
    Repsol SA, Br. ......................................         Spain         1,253,400       25,050,219
    Shell Transport & Trading Co. PLC ...................    United Kingdom     2,882,342       24,413,315
    Total Fina Elf SA, B ................................        France           243,338       37,460,299
                                                                                              ------------
                                                                                               113,735,769
                                                                                              ------------
    Financial Services 6.4%
    AXA SA ..............................................        France           208,400       32,960,776
    AXA SA, 144A ........................................        France            17,366        2,746,626
    ING Groep NV ........................................      Netherlands        386,631       26,238,905
    Nomura Securities Co. Ltd. ..........................         Japan         1,432,425       35,132,015
(a) Royal Bank of Scotland Group PLC ....................    United Kingdom     1,118,729       18,612,451
                                                                                              ------------
                                                                                               115,690,773
                                                                                              ------------
    Food & Household Products 1.5%
    Northern Foods PLC ..................................    United Kingdom     3,278,607        5,943,552
    Panamerican Beverages Inc., A .......................        Mexico           290,000        4,331,875
    Tate & Lyle PLC .....................................    United Kingdom     3,303,500       16,778,301
                                                                                              ------------
                                                                                                27,053,728
                                                                                              ------------
    Forest Products & Paper 1.0%
    Stora Enso OYJ, R ...................................        Finland        1,002,730        9,203,029
    UPM-Kymmene Corporation .............................        Finland          351,000        8,747,747
                                                                                              ------------
                                                                                                17,950,776
                                                                                              ------------
    Health & Personal Care 9.0%
    Aventis SA ..........................................        France           464,880       34,067,018
(a) CellTech Group PLC ..................................    United Kingdom     1,003,271       19,319,084
(a) Elan Corp. PLC, ADR .................................    Irish Republic       718,225       34,789,023
    Internatio-Muller NV ................................      Netherlands        240,308        4,146,260
    Mayne Nickless Ltd., A ..............................       Australia       5,353,320       11,024,453
    Merck KGAA ..........................................        Germany          636,150       19,513,055
    Nycomed Amersham PLC ................................    United Kingdom     1,575,700       15,300,385
    Teva Pharmaceutical Industries Ltd., ADR ............        Israel           462,545       25,642,338
                                                                                              ------------
                                                                                               163,801,616
                                                                                              ------------
    Insurance 5.9%
    Ace Ltd. ............................................        Bermuda          853,045       23,885,260
    Muenchener Rueckversicherungs-Gesellschaft ..........        Germany           95,520       30,031,977
    Scor ................................................        France           250,000       10,929,891
    XL Capital Ltd., A ..................................        Bermuda          170,450        9,225,606
    Zurich Allied AG ....................................      Switzerland         44,800       22,205,768
    Zurich Allied PLC ...................................    United Kingdom       920,100       10,822,739
                                                                                              ------------
                                                                                               107,101,241
                                                                                              ------------
    Machinery & Engineering 2.4%
    IHC Caland NV .......................................      Netherlands        187,500        9,166,155
    Invensys PLC ........................................    United Kingdom     3,139,529       11,763,075
    Komatsu Ltd. ........................................         Japan         3,191,000       22,498,804
                                                                                              ------------
                                                                                                43,428,034
                                                                                              ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                              COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Merchandising 2.4%
Hudsons Bay Co. ......................................        Canada            360,774     $  3,822,739
Marks & Spencer PLC ..................................    United Kingdom      4,772,000       16,723,708
Safeway PLC ..........................................    United Kingdom      4,943,186       19,231,857
Storehouse ...........................................    United Kingdom      6,812,781        4,486,367
                                                                                            ------------
                                                                                              44,264,671
                                                                                            ------------
Metals & Mining 3.7%
Anglo American Platinum Corp. Ltd. ...................     South Africa         145,609        4,196,460
Barrick Gold Corp. ...................................        Canada          1,042,900       18,828,086
Boehler-Uddeholm AG ..................................        Austria            64,505        2,266,121
Boehler-Uddeholm AG, 144A ............................        Austria            60,855        2,137,894
Corus Group PLC ......................................    United Kingdom      8,123,200       11,836,111
Industrias Penoles SA ................................        Mexico          1,893,000        3,057,723
Ispat International NV, A ............................      Netherlands         227,600        2,162,200
Pohang Iron & Steel Co. Ltd. .........................      South Korea         128,901       11,209,511
WMC Ltd. .............................................       Australia        2,399,500       10,766,027
                                                                                            ------------
                                                                                              66,460,133
                                                                                            ------------
Multi-Industry 4.4%
Broken Hill Proprietary Co. Ltd. .....................       Australia          945,543       11,212,129
Cheung Kong Holdings Ltd. ............................       Hong Kong        3,792,825       41,965,179
Elementis PLC ........................................    United Kingdom      5,428,174        6,450,666
Hanson PLC ...........................................    United Kingdom        446,211        3,147,802
Next PLC .............................................    United Kingdom        775,500        6,814,989
Swire Pacific Ltd., B ................................       Hong Kong       13,622,100       11,096,473
                                                                                            ------------
                                                                                              80,687,238
                                                                                            ------------
Telecommunications 8.3%
Cia de Telecomunicaciones de Chile SA, ADR ...........         Chile            431,500        7,820,938
Korea Telecom Corp., ADR .............................      South Korea         163,020        7,886,093
Nippon Telegraph & Telephone Corp. ...................         Japan              2,510       33,449,270
Philippine Long Distance Telephone Co., ADR ..........      Philippines         722,400       12,822,600
Portugal Telecom SA ..................................       Portugal           808,010        9,108,352
Smartone Telecommunications Holdings Ltd. ............       Hong Kong        7,652,000       16,932,895
Telecom Corp. of New Zealand Ltd. ....................      New Zealand       5,087,400       17,841,955
Telecom Italia SpA, di Risp ..........................         Italy          1,887,750       12,545,311
Telefonica del Peru SA, ADR ..........................         Peru             267,700        3,045,088
Telefonica del Peru SA, B ............................         Peru           5,365,602        7,722,836
Telefonos de Mexico SA (Telmex), L, ADR ..............        Mexico            360,760       20,608,415
                                                                                            ------------
                                                                                             149,783,753
                                                                                            ------------
Transportation 2.9%
British Airways PLC ..................................    United Kingdom      2,575,000       14,803,219
Koninklijke Nedlloyd Groep NV ........................      Netherlands         216,300        4,206,824
Peninsular & Oriental Steam Navigation Co. ...........    United Kingdom      1,355,414       11,552,115
Seino Transportation Co. Ltd. ........................         Japan            552,000        2,785,955
Stagecoach Holdings PLC ..............................    United Kingdom     16,914,690       18,756,544
                                                                                            ------------
                                                                                              52,104,657
                                                                                            ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                     COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Utilities Electrical & Gas 7.1%
    CLP Holdings Ltd. .........................................................     Hong Kong      4,081,000    $   19,003,797
    E.On AG ...................................................................      Germany         465,650        22,540,667
    Evn AG ....................................................................      Austria          23,475           877,579
    Gener SA, ADR .............................................................       Chile          303,800         4,462,063
    Hong Kong Electric Holdings Ltd. ..........................................     Hong Kong      4,062,365        13,080,364
    Iberdrola SA, Br. .........................................................       Spain        1,575,700        20,390,275
    Korea Electric Power Corp. ................................................    South Korea       250,000         7,757,674
    National Power PLC ........................................................  United Kingdom    1,972,900        12,558,918
    Thames Water Group PLC ....................................................  United Kingdom    2,223,811        28,598,444
                                                                                                                --------------
                                                                                                                   129,269,781
                                                                                                                --------------
    Total Common Stocks (Cost $1,444,014,133)..................................                                  1,651,413,168
                                                                                                                --------------
    Preferred Stocks 3.8%
    Cia Vale do Rio Doce, A, ADR, pfd. ........................................      Brazil          350,400         9,898,800
    Embratel Participacoes SA, ADR, pfd. ......................................      Brazil          420,490         9,934,076
    Petroleo Brasileiro SA, pfd. ..............................................      Brazil          300,000         9,063,193
    Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................      Brazil          221,950        21,556,894
    Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................      Brazil          556,750        10,299,875
    Telemig Celular SA, C, pfd. ...............................................      Brazil        1,705,000            43,476
    Tele Norte Leste Participacoes SA, ADR, pfd. ..............................      Brazil           11,702           276,460
    Volkswagen AG, pfd. .......................................................      Germany         275,000         6,563,686
                                                                                                                --------------
    Total Preferred Stocks (Cost $57,239,299)..................................                                     67,636,460
                                                                                                                --------------
    Total Investments before Repurchase Agreements (Cost $1,501,253,432).......                                  1,719,049,628
                                                                                                                --------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                  ---------
(b) Repurchase Agreements 4.4%
    Dresdner Bank AG, 6.40%, 7/03/00 (Maturity Value $20,111,721)
    Collateralized by U.S. Treasury Notes and Bonds ...........................   United States   20,101,000        20,101,000
    Paribas Corp., 6.85%, 7/03/00 (Maturity Value $60,034,250)
    Collateralized by U.S. Treasury Notes and Bonds ...........................   United States   60,000,000        60,000,000
                                                                                                                --------------
    Total Repurchase Agreements (Cost $80,101,000).............................                                     80,101,000
                                                                                                                --------------
    Total Investments (Cost $1,581,354,432) 99.4%..............................                                  1,799,150,628
    Other Assets, less Liabilities .6% ........................................                                     11,571,531
                                                                                                                --------------
    Total Net Assets 100.0% ...................................................                                 $1,810,722,159
                                                                                                                ==============

(a)Non-income producing
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $1,581,354,432
                                                           ==============
  Value ...............................................     1,799,150,628
 Receivables:
  Investment securities sold ..........................         2,267,482
  Capital shares sold .................................         6,717,850
  Dividends and interest ..............................         6,526,687
                                                           --------------
   Total assets .......................................     1,814,662,647
                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased .....................           437,841
  Capital shares redeemed .............................         1,933,327
  Affiliates ..........................................         1,193,236
 Funds advanced by custodian ..........................            30,240
 Other liabilities ....................................           345,844
                                                           --------------
   Total liabilities ..................................         3,940,488
                                                           --------------
    Net assets, at value ..............................    $1,810,722,159
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $   11,204,261
 Net unrealized appreciation ..........................       217,796,196
 Accumulated net realized gain ........................        30,262,822
 Capital shares .......................................     1,551,458,880
                                                           --------------
    Net assets, at value ..............................    $1,810,722,159
                                                           ==============
Class 1:
 Net assets, at value .................................    $1,652,814,646
                                                           ==============
 Shares outstanding ...................................        85,603,213
                                                           ==============
 Net asset value and offering price per share .........    $        19.31
                                                           ==============
Class 2:
 Net assets, at value .................................    $  157,907,513
                                                           ==============
 Shares outstanding ...................................         8,217,632
                                                           ==============
 Net asset value and offering price per share .........    $        19.22
                                                           ==============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment Income:
 (net of foreign taxes of $2,589,021)
 Dividends ...................................................    $  20,559,326
 Interest ....................................................        2,063,681
                                                                  -------------
  Total investment income ....................................       22,623,007
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        4,489,442
 Administrative fees (Note 3) ................................          665,140
 Distribution fees - Class 2 (Note 3) ........................          153,708
 Custodian fees ..............................................          263,000
 Reports to shareholders .....................................          124,000
 Professional fees (Note 3) ..................................           35,400
 Trustees' fees and expenses .................................            6,500
 Other .......................................................            3,227
                                                                  -------------
  Total expenses .............................................        5,740,417
                                                                  -------------
   Net investment income .....................................       16,882,590
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................       79,041,160
  Foreign currency transactions ..............................       (1,372,970)
                                                                  -------------
   Net realized gain .........................................       77,668,190
 Net unrealized depreciation on investments ..................      (47,373,112)
                                                                  -------------
Net realized and unrealized gain .............................       30,295,078
                                                                  -------------
Net increase in net assets resulting from operations .........    $  47,177,668
                                                                  =============


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                           Six Months Ended        Year Ended
                                                                             June 30, 2000      December 31, 1999
                                                                          ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   16,882,590       $   17,320,878
  Net realized gain from investments and foreign currency transactions          77,668,190           84,997,543
  Net unrealized appreciation (depreciation) on investments ...........        (47,373,112)         128,046,409
                                                                          ---------------------------------------
   Net increase in net assets resulting from operations ...............         47,177,668          230,364,830
 Distributions to shareholders from:
  Net investment income:
    Class 1 ...........................................................        (20,195,709)         (26,406,410)
    Class 2 ...........................................................         (2,255,259)          (1,047,921)
  Net realized gains:
    Class 1 ...........................................................       (118,600,706)         (91,727,528)
    Class 2 ...........................................................        (14,798,195)          (3,898,692)
                                                                          ---------------------------------------
 Total distributions to shareholders ..................................       (155,849,869)        (123,080,551)
 Capital share transactions: (Note 2)
    Class 1 ...........................................................        692,644,895          (14,797,710)
    Class 2 ...........................................................         68,586,998           45,319,734
                                                                          ---------------------------------------
 Total capital share transactions .....................................        761,231,893           30,522,024
     Net increase in net assets .......................................        652,559,692          137,806,303
Net assets:
 Beginning of period ..................................................      1,158,162,467        1,020,356,164
                                                                          ---------------------------------------
 End of period ........................................................     $1,810,722,159       $1,158,162,467
                                                                          =======================================
Undistributed net investment income included in net assets:
 End of period ........................................................     $   11,204,261       $   16,772,639
                                                                          =======================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of smaller companies outside the U.S., including emerging markets.

Effective May 1, 2000, the name of the Templeton International Equity Fund changed to Templeton International Securities Fund, as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                              Six Months Ended                       Year Ended
                                                               June 30, 2000                     December 31, 1999
                                                     -----------------------------------------------------------------------
                                                          Shares            Amount           Shares             Amount
Class 1 Shares:                                      -----------------------------------------------------------------------
Shares sold ........................................      6,115,864    $  117,487,707        4,898,075    $     98,598,572
Shares issued on merger (Note 6) ...................     35,794,416       651,458,377               --                  --
Shares issued on reinvestment of distributions .....      7,326,842       138,796,415        6,924,615         118,133,938
Shares redeemed ....................................    (11,133,746)     (215,097,604)     (11,722,543)       (231,530,220)
                                                        ------------------------------------------------------------------
Net increase (decrease) ............................     38,103,376    $  692,644,895          100,147    $    (14,797,710)
                                                        ==================================================================
Class 2 Shares:
Shares sold ........................................     21,038,739    $  409,844,354       57,320,488    $  1,117,974,227
Shares issued on merger (Note 6) ...................        177,521         3,216,683               --                  --
Shares issued on reinvestment of distributions .....        904,695        17,053,454          290,806           4,946,613
Shares redeemed ....................................    (18,483,041)     (361,527,493)     (54,967,087)     (1,077,601,106)
                                                        ------------------------------------------------------------------
Net increase .......................................      3,637,914    $   68,586,998        2,644,207    $     45,319,734
                                                        ==================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
---------------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Templeton Investment Counsel, Inc. (TICI)                       Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .75%          First $200 million
               .675%         Over $200 million, up to and including $1.3 billion
               .60%          Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Fund for the services.

Included in professional fees are legal fees of $97 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred capital losses and/or deferred currency losses of $1,004,292 occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and merger related expenses.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

     Unrealized appreciation .............  $  399,857,380
     Unrealized depreciation .............    (182,061,184)
                                            --------------
     Net unrealized appreciation .........  $  217,796,196
                                            ==============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $267,634,383 and $325,183,049, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton International Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - Templeton International Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton International Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton International Securities Fund reflect the financial statements of TVP - Templeton International Fund. Immediately preceding the merger, FTVIPT - Templeton International Securities Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6496 existing Class 1 share and one new Class 2 share for each .6496 existing Class 2 share. As a result, the FTVIPT - Templeton International Securities Fund net asset value per share was $18.20 for Class 1 and $18.12 for Class 2 on May 1, 2000. TVP - Templeton International Fund's shareholders contributed net assets having an aggregate value of $1,071,394,151 (including $137,586,448 of unrealized appreciation) in exchange for 35,794,416 Class 1 shares and 177,521 Class 2 shares (post-split) of the FTVIPT - Templeton International Securities Fund. Immediately prior to the merger, FTVIPT - Templeton International Securities Fund had net assets of $654,675,060 (including unrealized appreciation of $16,819,111). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton International Securities Fund were $1,726,069,211.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 29, 1999.

                                        Class 1                      Class 2
                             ----------------------------------------------------------
                              Foreign Tax      Foreign      Foreign Tax      Foreign
                                  Paid      Source Income       Paid      Source Income
Country                        Per Share      Per Share      Per Share      Per Share
---------------------------------------------------------------------------------------
Argentina ...................     0.0000         0.0137         0.0000         0.0130
Australia ...................     0.0016         0.0290         0.0016         0.0276
Austria .....................     0.0007         0.0034         0.0007         0.0033
Bermuda .....................     0.0000         0.0039         0.0000         0.0037
Brazil ......................     0.0047         0.0386         0.0047         0.0367
Canada ......................     0.0011         0.0059         0.0011         0.0056
China .......................     0.0000         0.0030         0.0000         0.0029
Czech Republic ..............     0.0004         0.0000         0.0004         0.0000
Finland .....................     0.0032         0.0169         0.0032         0.0161
France ......................     0.0025         0.0175         0.0025         0.0166
Germany .....................     0.0001         0.0006         0.0001         0.0006
Hong Kong ...................     0.0000         0.0256         0.0000         0.0243
Italy .......................     0.0036         0.0187         0.0036         0.0179
Japan .......................     0.0001         0.0006         0.0001         0.0005
Mexico ......................     0.0004         0.0044         0.0004         0.0042
Netherlands .................     0.0060         0.0490         0.0060         0.0467
New Zealand .................     0.0021         0.0108         0.0021         0.0103
Norway ......................     0.0016         0.0088         0.0016         0.0084
Peru ........................     0.0000         0.0035         0.0000         0.0033
Portugal ....................     0.0007         0.0035         0.0007         0.0033
South Africa ................     0.0000         0.0059         0.0000         0.0056
South Korea .................     0.0006         0.0027         0.0006         0.0026
Spain .......................     0.0036         0.0206         0.0036         0.0197
Sweden ......................     0.0032         0.0202         0.0032         0.0192
Switzerland .................     0.0023         0.0141         0.0023         0.0134
United Kingdom ..............     0.0178         0.1568         0.0178         0.1497
                              ---------------------------------------------------------
TOTAL .......................    $0.0563        $0.4777        $0.0563        $0.4552
                              =========================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                            TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Smaller Companies Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of smaller companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------
Concerns about rising U.S. interest rates during the six months under review seemed to temper market performance despite otherwise favorable economic and corporate fundamentals globally. Accordingly, world markets saw highly mixed performance for the first half of 2000. For much of the period, technology, media and telecommunications stocks led markets lower, maintaining their dominant global influence.

In Asia, economic recovery seemed soundly established following the fallout from the 1997 currency crisis. Hong Kong most visibly evidenced the positive effects of the turnaround, where consumer demand and rising occupancy rates appeared to demonstrate a sustained, full-fledged recovery. Similarly, in China and Japan, indications of rising domestic demand signaled that the recovery's export-driven stage may have come full circle. Despite these positive indications, Japan's market performance was mixed as ripple effects from choppy U.S. markets helped to upset expansions in that country's key index, the Nikkei 225, which ended the reporting period down 10.93%. While overall corporate profits came in much stronger during the six months under review, Japan's market participants also moved to take profits as restructuring efforts seemed to be focused on a narrow set of corporations. In contrast, many small- to medium-sized enterprises apparently failed to restructure quickly enough to avert bankruptcy during the reporting period, contributing to some of the highest bankruptcy rates in Japan's history.

In Latin America, we think that fears of a U.S. economic slowdown tempered Brazilian stocks, despite improvements in the region's economic fundamentals. Nevertheless, telecommunications stocks continued to perform favorably.

European market performance was mixed -- although an improving economic outlook helped to push share prices higher, this was partially offset, in U.S.-dollar terms, by the euro's continuously falling value, which hit all-time lows toward the end of April. France and Sweden's markets generally fared better than those in most other European

This chart in pie format shows the geographic distribution for Templeton International Smaller Companies Fund, as a percentage of total net assets on 6/30/00.

Europe                              41.4%
Asia                                26.4%
North America                        5.3%
Australia/New Zealand                4.1%
Latin America/Caribbean              3.4%
Mid-East/Africa                      1.4%
Short-Term Investments
& Other Net Assets                  18.0%


                                                                          TIS-1

   Top 10 Holdings
   Templeton International Smaller
   Companies Fund
   6/30/00

   Company % of Total
   Sector, Country              Net Assets
   ---------------------------------------
   Giordano
   International Ltd.                 4.1%
   Merchandising,
   Hong Kong

   Li & Fung Ltd.                     3.0%
   Merchandising,
   Hong Kong

   Sa des Galeries Lafayette          2.7%
   Merchandising, France

   GTC Transcontinental
   Group                              2.4%
   Broadcasting &
   Publishing, Canada

   Kardex AG                          1.9%
   Business & Public
   Services, Switzerland

   Dah Sing Financial
   Holdings Ltd.                      1.6%
   Financial Services,
   Hong Kong

   Ono Pharmaceutical
   Co. Ltd.                           1.6%
   Health & Personal Care,
   Japan

   VTech Holdings Ltd.                1.6%
   Electronic Components &
   Instruments, Hong Kong

   Swisslog Holding AG                1.5%
   Electronic Components &
   Instruments, Switzerland

   Observer AB                        1.4%
   Business & Public
   Services, Sweden

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

countries, while Germany, the U.K. and Spain were hit hard by a mixture of financial uncertainties despite the positive economic climate.

For the six months under review, the Fund's performance was significantly above that of our benchmark, the Salomon Global ex-U.S. less than $1 Billion Index, which had a return of -0.46%.(1) This outperformance was due largely to our continued low exposure to the technology sector and Japanese stocks, both of which were highly volatile and offered generally poor results during the reporting period. In fact, the Fund benefited from the correction in technology-related issues as investor attention seemed to shift to more traditional value stocks representative of our core investment style.

Stock-specific performance, as opposed to general market performance, was most influential to the Fund's returns. Topping the list of contributors were two Hong Kong merchandisers, Li & Fung (international merchandising) and Giordano International (casual apparel merchandising), which benefited from improving domestic demand. Two Swiss companies, Kardex (data storage and retrieval systems) and Swisslog (an Internet-technology driven logistics and supply chain specialist), also contributed greatly, owing, in our opinion, to high-quality company fundamentals as well as investors' general flight out of euro-based stocks into "safe haven" currencies like the Swiss franc. In Latin America, telecommunications issues such as Brazil's Telemig Celular aided the Fund's performance considerably. Telemig has become a market leader in analog and digital mobile phone service since the recent breakup of Brazil's Telebras telecommunications monopoly. Where appropriate, we took the opportunity to trim positions in some stocks, notably in Asia, where we felt stock prices fully reflected the business prospects.

Detractors from performance were mainly companies that had fallen into what we deem a "value trap," whereby they are recognized as cheap, but are simply too small to be interesting to some investors. However, we are optimistic about the prospects surrounding the growing pace of mergers and acquisitions worldwide, which we feel should help unlock bargains in some of these undervalued businesses.

(1) Source: Salomon Brothers. The Salomon Brothers Global Ex-U.S. <$1 Billion Index is designed to measure the performance of global stocks with a market capitalization of less than $1 billion and includes all developed and emerging countries except the United States. The Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TIS-2

Given the recent market volatility, we tried to be particularly selective in buying shares this past six months. We added to or initiated positions in stocks, primarily in Asia and Europe, that we believed met our value-oriented investment strategy. For example, we initiated a position in Orient Overseas International, a Hong Kong-based global shipping company.

In the coming six months, we will continue to focus on company fundamentals as the basis for stock selection. However, we believe that based on the divergence in valuations between the small- and large-cap sectors, there is tremendous upside potential in small-cap stocks globally. More specifically, we will focus our search on companies we feel are able to avert the threat of pricing pressures to small businesses by producing value-added rather than commodity products.

Regionally, we believe Europe continues to hold tremendous potential due to positive earnings prospects and a renewed focus on delivering value to shareholders. In Japan, we will focus on newer, entrepreneurial companies while remaining cautious about that country's economic fundamentals. We also believe that China's agreement with the U.S. on entry into the World Trade Organization may provide interesting investment opportunities as foreign direct investment returns to Asia's largest nation.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

   Top 10 Sectors
   Templeton International Smaller
   Companies Fund
   Based on Equity Securities
   6/30/00

                                   % of Total
   Sector                          Net Assets
   ------------------------------------------
   Merchandising                     13.1%

   Health & Personal Care             5.8%
   Building Materials &
   Components                         5.7%

   Financial Services                 5.4%

   Transportation                     4.6%

   Business & Public Services         4.1%

   Industrial Components              4.0%

   Electronic Components &
   Instruments                        3.8%

   Food & Household
   Products                           3.4%

   Textiles & Apparel                 3.4%


                                                                          TIS-3

Templeton International
Smaller Companies
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton International Smaller Companies Fund - Class 1 delivered a +6.23% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton International Smaller Companies Fund - Class 1
 Periods ended 6/30/00
                                                           Since
                                                        Inception
                                   1-Year     3-Year    (5/1/96)
------------------------------------------------------------------
 Average Annual Total Return      +12.82%      +2.46%     +6.18%
 Cumulative Total Return          +12.82%      +7.57%    +28.39%
 Value of $10,000 Investment      $11,282     $10,757    $12,839

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

TIS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights

                                                                                     Class 1
                                                      ---------------------------------------------------------------------
                                                       Six Months Ended               Year Ended December 31,
                                                         June 30, 2000   --------------------------------------------------
                                                          (unaudited)        1999         1998         1997        1996(c)
                                                      ---------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $11.07              $9.20       $11.02       $11.25       $10.00
                                                      -------------------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................       .20                .26          .25          .23          .10
 Net realized and unrealized gains (losses) .........       .48               1.93        (1.52)        (.39)        1.15
                                                      -------------------------------------------------------------------
Total from investment operations ....................       .68               2.19        (1.27)        (.16)        1.25
                                                      -------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (.20)              (.32)        (.25)        (.07)          --
 Net realized gains .................................        --                 --         (.30)          --           --
                                                      -------------------------------------------------------------------
Total distributions .................................      (.20)              (.32)        (.55)        (.07)          --
                                                      -------------------------------------------------------------------
Net asset value, end of period ......................    $11.55             $11.07        $9.20       $11.02       $11.25
                                                      ===================================================================
Total return(b) .....................................     6.23%             23.90%      (12.27%)      (1.50%)      12.50%

Ratios/supplemental data
Net assets, end of period (000's) ...................   $23,878            $23,541      $24,999      $32,201      $16,255
Ratios to average net assets:
 Expenses ...........................................     1.10%(a)           1.11%        1.10%        1.06%        1.16%(a)
 Net investment income ..............................     3.60%(a)           2.52%        2.26%        2.74%        2.51%(a)
Portfolio turnover rate .............................    19.29%             15.80%       18.45%       21.38%           --

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.


                                                                          TIS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights (continued)

                                                                     Class 2
                                                     ---------------------------------------
                                                      Six Months Ended
                                                       June 30, 2000        For Year Ended
                                                        (unaudited)       December 31, 1999c
                                                     ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $11.07               $9.44
                                                     ---------------------------------------
Income from investment operations:
 Net investment income(d) ........................           .21                 .13
 Net realized and unrealized gains ...............           .47                1.82
                                                     ---------------------------------------
Total from investment operations .................           .68                1.95
                                                     ---------------------------------------
Distributions from net investment income .........          (.20)               (.32)
                                                     ---------------------------------------
Net asset value, end of period ...................        $11.55              $11.07
                                                     =======================================
Total return(b) ..................................         6.21%              20.75%

Ratios/supplemental data
Net assets, end of period (000's) ................        $9,155              $2,049
Ratios to average net assets:
 Expenses ........................................         1.35%(a)            1.38%(a)
 Net investment income ...........................         3.72%(a)            1.21%(a)
Portfolio turnover rate ..........................        19.29%              15.80%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.

                       See notes to financial statements.

TIS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                       COUNTRY           SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
    Common Stocks 78.0%
    Appliances & Household Durables .8%
    Fisher & Paykel Ltd. .......................................      New Zealand         70,222      $  221,482
    Guangdong Kelon Electrical Holdings Ltd., H ................         China            92,000          49,863
                                                                                                      ----------
                                                                                                         271,345
                                                                                                      ----------
    Automobiles 1.5%
    Athlon Groep NV ............................................      Netherlands         15,500         276,351
    Bilia AB, A ................................................        Sweden            28,100         214,651
                                                                                                      ----------
                                                                                                         491,002
                                                                                                      ----------
    Banking 2.9%
    Banco de Valencia SA .......................................         Spain             9,816          80,730
(a) Banco de Valencia SA, new ..................................         Spain               981           8,068
    Banco Pastor SA ............................................         Spain             8,000         338,561
    Bank Austria AG, 144A ......................................        Austria            6,000         293,432
    BPI Socieda de Gestora de Participacoes Socias SA ..........       Portugal           65,740         233,156
                                                                                                      ----------
                                                                                                         953,947
                                                                                                      ----------
    Broadcasting & Publishing 2.4%
    GTC Transcontinental Group Ltd., B .........................        Canada            63,300         790,342
                                                                                                      ----------
    Building Materials & Components 5.7%
    Caradon PLC ................................................    United Kingdom       117,500         268,594
    Cristaleria Espanola SA, Br. ...............................         Spain             1,291          43,065
    Danske Traelast AS .........................................        Denmark            4,672         450,247
    Gujarat Ambuja Cements Ltd. ................................         India           104,020         454,058
    Sarna Kunststoff Holding AG ................................      Switzerland             52          63,957
    Schuttersveld NV ...........................................      Netherlands         11,146         183,231
(a) Siam City Cement Public Co. Ltd., fgn. .....................       Thailand          112,701         425,233
                                                                                                      ----------
                                                                                                       1,888,385
                                                                                                      ----------
    Business & Public Services 4.1%
    Kardex AG, Br. .............................................      Switzerland          1,494         615,571
    Lex Service PLC ............................................    United Kingdom        54,100         272,314
    Observer AB, B .............................................        Sweden            33,192         465,468
                                                                                                      ----------
                                                                                                       1,353,353
                                                                                                      ----------
    Chemicals 1.0%
    Energia e Industrias Aragonesas Eia SA .....................         Spain            34,500         163,035
    Yule Catto & Company PLC ...................................    United Kingdom        61,600         165,990
                                                                                                      ----------
                                                                                                         329,025
                                                                                                      ----------
    Construction & Housing 2.0%
    Grupo Dragados SA ..........................................         Spain            42,465         305,694
    Leighton Holdings Ltd. .....................................       Australia         108,180         349,437
                                                                                                      ----------
                                                                                                         655,131
                                                                                                      ----------
    Data Processing & Reproduction .7%
(a) Stepstone ASA ..............................................        Norway            75,600         250,299
                                                                                                      ----------
    Electrical & Electronics 2.5%
(a) ST Assembly Test Services Ltd., ADR ........................       Singapore           3,000          77,250
    Techtronic Industries Co. Ltd. .............................       Hong Kong       1,646,000         427,585
    Varitronix International Ltd. ..............................       Hong Kong         187,500         325,918
                                                                                                      ----------
                                                                                                         830,753
                                                                                                      ----------

                                                                          TIS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                       COUNTRY           SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Components & Instruments 3.8%
    Swisslog Holding AG ...................................      Switzerland          1,000      $  491,975
    Twentsche Kabel Holdings NV ...........................      Netherlands          6,850         256,077
    VTech Holdings Ltd. ...................................       Hong Kong         136,000         514,669
                                                                                                 ----------
                                                                                                  1,262,721
                                                                                                 ----------
    Energy Sources 2.0%
    Fletcher Challenge Energy Ltd. ........................      New Zealand        138,820         454,179
    Gas Authority of India Ltd., 144A, GDR ................         India            29,000         195,750
                                                                                                 ----------
                                                                                                    649,929
                                                                                                 ----------
    Financial Services 5.2%
    Dah Sing Financial Holdings Ltd. ......................       Hong Kong         134,800         542,984
    Housing Development Finance Corp. Ltd. ................         India            36,710         459,404
    Laurentian Bank of Canada .............................        Canada            21,000         320,308
    Morgan Stanley Growth Fund ............................         India             6,800           1,804
    Mutual Risk Management Ltd. ...........................        Bermuda           23,350         404,247
                                                                                                 ----------
                                                                                                  1,728,747
                                                                                                 ----------
    Food & Household Products 3.4%
    Chareon Pokphand Foods Public Co. Ltd., fgn. ..........       Thailand           86,273         129,767
    Geest PLC .............................................    United Kingdom        44,750         332,626
    Hazlewood Foods PLC ...................................    United Kingdom       111,770         145,514
    Illovo Sugar Ltd. .....................................     South Africa        187,000         136,527
    McBride PLC ...........................................    United Kingdom        64,100          80,056
    Perkins Foods PLC .....................................    United Kingdom       189,240         293,642
                                                                                                 ----------
                                                                                                  1,118,132
                                                                                                 ----------
    Forest Products & Paper .8%
    Crown Van Gelder Papierfabrieken NV ...................      Netherlands          6,115          89,096
(a) Empaques Ponderosa SA de CV, B ........................        Mexico           151,800          86,051
    Munksjo AB ............................................        Sweden            12,995          85,932
                                                                                                 ----------
                                                                                                    261,079
                                                                                                 ----------
    Health & Personal Care 5.8%
    Apothekers Cooperatie OPG VA ..........................      Netherlands         16,110         409,220
    Internatio-Muller NV ..................................      Netherlands          5,844         100,832
(a) Medison Co Ltd. .......................................      South Korea         40,000         435,865
    Moulin International Holdings Ltd. ....................       Hong Kong       2,271,176         195,206
    Ono Pharmaceutical Co Ltd. ............................         Japan            12,000         516,044
(a) Skyepharma PLC ........................................    United Kingdom       200,000         263,409
                                                                                                 ----------
                                                                                                  1,920,576
                                                                                                 ----------
    Industrial Components 3.6%
    Aalberts Industries NV ................................      Netherlands         20,980         417,291
    Sapa AB ...............................................        Sweden            14,679         259,405
    Weir Group PLC ........................................    United Kingdom       120,900         340,424
    Yamato Kogyo Co. Ltd. .................................         Japan            41,000         189,878
                                                                                                 ----------
                                                                                                  1,206,998
                                                                                                 ----------
    Machinery & Engineering 3.3%
    Arcadis NV ............................................      Netherlands         39,625         284,870
    Fives-Lille Cie De ....................................        France             3,984         297,872
    Laird Group PLC .......................................    United Kingdom        62,000         227,606
    METSO OYJ .............................................        Finland           22,780         275,131
                                                                                                 ----------
                                                                                                  1,085,479
                                                                                                 ----------


TIS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                       COUNTRY           SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Merchandising 13.1%
    Debenhams PLC ...............................................    United Kingdom        109,700      $   360,784
(a) Dickson Concepts International Ltd. .........................       Hong Kong          339,000          308,763
    Giordano International Ltd. .................................       Hong Kong          901,000        1,369,652
    Li & Fung Ltd. ..............................................       Hong Kong          195,000          975,588
    North West Company Fund .....................................        Canada             31,365          245,552
    Sa des Galeries Lafayette ...................................        France              4,300          875,877
    Samas-Groep NV ..............................................      Netherlands          11,125          178,087
                                                                                                        -----------
                                                                                                          4,314,303
                                                                                                        -----------
    Metals & Mining 3.3%
    Arbed SA ....................................................      Luxembourg            1,448          133,108
    Boehler-Uddeholm AG .........................................        Austria             4,993          175,409
    Elkem ASA, A ................................................        Norway             23,850          449,226
    Iluka Resources Ltd. ........................................       Australia          110,370          316,818
                                                                                                        -----------
                                                                                                          1,074,561
                                                                                                        -----------
    Multi-Industry 2.3%
    Amer Group Ltd., A ..........................................        Finland            11,300          311,951
    Elementis PLC ...............................................    United Kingdom        142,000          168,748
    Zehnder Holding AG, Br. .....................................      Switzerland             465          284,816
                                                                                                        -----------
                                                                                                            765,515
                                                                                                        -----------
    Real Estate .5%
(a) Corporacion Geo SA, Series B ................................        Mexico            100,000          163,560
                                                                                                        -----------
    Textiles & Apparel 2.1%
    Gamma Holding NV ............................................      Netherlands           3,000          115,026
(a) Inner Mongolia Erdos Cashmere Products Co. Ltd., B ..........         China            497,000          172,956
(a) Tefron Ltd. .................................................        Israel             19,920          341,130
    Yizheng Chemical Fibre Co. Ltd., H ..........................         China            326,000           64,821
                                                                                                        -----------
                                                                                                            693,933
                                                                                                        -----------
    Transportation 4.6%
(a) Anangel-American Shipholdings Ltd., ADR .....................        Greece             20,000           96,250
(a) Neptune Orient Lines Ltd. ...................................       Singapore          269,000          248,930
    Orient Overseas International Ltd. ..........................       Hong Kong          825,000          415,395
    Stagecoach Holdings PLC .....................................    United Kingdom        300,870          333,632
    Stolt Nielsen SA, ADR .......................................        Norway             15,000          269,063
(a) Transportes Azkar SA ........................................         Spain             16,785          140,781
                                                                                                        -----------
                                                                                                          1,504,051
                                                                                                        -----------
    Utilities Electrical & Gas .6%
    Guangdong Electric Power Development Co Ltd., B .............         China            338,520          213,657
                                                                                                        -----------
    Total Common Stocks (Cost $22,211,613).......................                                        25,776,823
                                                                                                        -----------
    Preferred Stocks 4.0%
    Confab Industrial SA, pfd. ..................................        Brazil            212,800          125,038
    Fertilizantes Fosfatados SA, pfd. ...........................        Brazil         12,895,000           38,599
    Hugo Boss AG, pfd. ..........................................        Germany             2,430          423,929
    Telemig Celular Participacoes SA, ADR, pfd. .................        Brazil              6,285          449,378
    Weg SA, pfd. ................................................        Brazil            507,200          275,530
                                                                                                        -----------
    Total Preferred Stocks (Cost $1,024,718).....................                                         1,312,474
                                                                                                        -----------

                                                                          TIS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                    PRINCIPAL
                                                                                    COUNTRY           AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Short Term Investments (Cost $4,431,409) 13.4%
    U.S. Treasury Bills, 5.65% - 5.66%, with maturities to 9/07/00 ..........    United States     $4,480,000      $ 4,433,516
                                                                                                                   -----------
    Total Investments before Repurchase Agreement (Cost $27,667,740)                                                31,522,813
                                                                                                                   -----------
(b) Repurchase Agreement (Cost $600,000) 1.8%
    HSBC Securities Inc., 6.80%, 7/03/00 (Maturity Value $600,340)
    Collateralized by U.S. Treasury Notes and Bonds .........................    United States        600,000          600,000
                                                                                                                   -----------
    Total Investments (Cost $28,267,740) 97.2%...............................                                       32,122,813
    Other Assets, less Liabilities 2.8% .....................................                                          910,314
                                                                                                                   -----------
    Total Net Assets 100.0% .................................................                                      $33,033,127
                                                                                                                   ===========

(a)Non-income producing
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.


TIS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $ 28,267,740
                                                           ============
  Value ...............................................      32,122,813
 Cash .................................................           7,777
 Receivables:
  Investment securities sold ..........................         207,793
  Capital shares sold .................................       1,437,874
  Dividends and interest ..............................          70,153
                                                           ------------
    Total assets ......................................      33,846,410
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................         734,293
  Capital shares redeemed .............................          42,618
  Affiliates ..........................................          28,832
 Other liabilities ....................................           7,540
                                                           ------------
    Total liabilities .................................         813,283
                                                           ------------
     Net assets, at value .............................    $ 33,033,127
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    506,306
 Net unrealized appreciation ..........................       3,855,073
 Accumulated net realized loss ........................      (3,983,239)
 Capital shares .......................................      32,654,987
                                                           ------------
  Net assets, at value ................................    $ 33,033,127
                                                           ============
Class 1:
 Net assets, at value .................................    $ 23,878,403
                                                           ============
 Shares outstanding ...................................       2,066,652
                                                           ============
 Net asset value and offering price per share .........    $      11.55
                                                           ============
Class 2:
 Net assets, at value .................................    $  9,154,724
                                                           ============
 Shares outstanding ...................................         792,428
                                                           ============
 Net asset value and offering price per share .........    $      11.55
                                                           ============

                       See notes to financial statements.


                                                                         TIS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $53,519)
 Dividends ...................................................    $  556,524
 Interest ....................................................       137,765
                                                                  ----------
  Total investment income ....................................       694,289
                                                                  ----------
Expenses:
 Management fees (Note 3) ....................................       123,685
 Administrative fees (Note 3) ................................        21,830
 Distribution fees - Class 2 (Note 3) ........................         6,600
 Custodian fees ..............................................         6,000
 Reports to shareholders .....................................           800
 Professional fees (Note 3) ..................................         5,790
 Trustees' fees and expenses .................................           120
 Other .......................................................         1,438
                                                                  ----------
  Total expenses .............................................       166,263
                                                                  ----------
   Net investment income .....................................       528,026
                                                                  ----------
Realized and unrealized gains:
 Net realized gain from:
  Investments ................................................       551,201
  Foreign currency transactions ..............................         2,801
                                                                  ----------
   Net realized gain .........................................       554,002
 Net unrealized appreciation on investments ..................       891,575
                                                                  ----------
Net realized and unrealized gain .............................     1,445,577
                                                                  ----------
Net increase in net assets resulting from operations .........    $1,973,603
                                                                  ==========

                       See notes to financial statements.


TIS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                    Six Months
                                                                                      Ended            Year Ended
                                                                                  June 30, 2000     December 31, 1999
                                                                                 ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................     $   528,026        $    593,413
  Net realized gain (loss) from investments and foreign currency transactions          554,002          (2,013,654)
  Net unrealized appreciation on investments .................................         891,575           6,488,119
                                                                                   -------------------------------
    Net increase in net assets resulting from operations .....................       1,973,603           5,067,878
Distributions to shareholders from:
 Net investment income:
  Class 1 ....................................................................        (425,397)           (690,707)
  Class 2 ....................................................................         (99,182)               (424)
                                                                                   -------------------------------
Total distributions to shareholders ..........................................        (524,579)           (691,131)
Capital share transactions: (Note 2)
  Class 1 ....................................................................        (636,452)         (5,614,919)
  Class 2 ....................................................................       6,630,406           1,828,877
                                                                                   -------------------------------
Total capital share transactions .............................................       5,993,954          (3,786,042)
    Net increase in net assets ...............................................       7,442,978             590,705
Net assets:
 Beginning of period .........................................................      25,590,149          24,999,444
                                                                                   -------------------------------
 End of period ...............................................................     $33,033,127        $ 25,590,149
                                                                                   ===============================
Undistributed net investment income included in net assets:
 End of period ...............................................................     $   506,306        $    502,859
                                                                                   ===============================

                       See notes to financial statements.


                                                                          TIS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Smaller Companies Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 74% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital appreciation. The portfolio invests primarily in equity securities of smaller companies outside the U.S., including emerging markets.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TIS-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        Six Months Ended                    Year Ended
                                                         June 30, 2000                  December 31, 1999(a)
                                                -----------------------------------------------------------------
                                                     Shares          Amount           Shares          Amount
Class 1 Shares:                                 -----------------------------------------------------------------
Shares sold ...................................       642,461    $   7,229,762         583,886    $   6,152,029
Shares issued on reinvestment of distributions         38,637          425,397          64,794          690,707
Shares redeemed ...............................      (741,078)      (8,291,611)     (1,240,556)     (12,457,655)
                                                -----------------------------------------------------------------
Net decrease ..................................       (59,980)   $    (636,452)       (591,876)   $  (5,614,919)
                                                =================================================================
Class 2 Shares:
Shares sold ...................................     3,994,528    $  44,856,918       2,831,182    $  29,929,003
Shares issued on reinvestment of distributions          9,008           99,182              40              424
Shares redeemed ...............................    (3,396,129)     (38,325,694)     (2,646,201)     (28,100,550)
                                                -----------------------------------------------------------------
Net increase ..................................       607,407    $   6,630,406         185,021    $   1,828,877
                                                =================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       --------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Templeton Investment Counsel, Inc. (TICI)                       Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

                                                                         TIS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .85%          First $200 million
               .765%         Over $200 million, up to and including $1.3 billion
               .68%          Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Fund for the services.

Included in professional fees are legal fees of $45 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

     Capital loss carryover expiring in:
      2006 .............................. $2,543,971
      2007 ..............................  1,878,044
                                          ----------
                                          $4,422,015
                                          ==========

At December 31, 1999, the Fund had deferred capital losses of $115,743 occurring subsequent to October 31, 1999. For tax purposes, such loss will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $28,288,835 was as follows:

     Unrealized appreciation .............  $  6,852,747
     Unrealized depreciation .............    (3,018,769)
                                            ------------
     Net unrealized appreciation .........  $  3,833,978
                                            ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $6,525,233 and $4,769,247, respectively.

TIS-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on April 26, 2000.

                                    Class 1                      Class 2
                         ----------------------------------------------------------
                          Foreign Tax      Foreign      Foreign Tax      Foreign
                              Paid      Source Income       Paid      Source Income
Country                    Per Share      Per Share      Per Share      Per Share
-----------------------------------------------------------------------------------
Argentina ..............      0.0000        0.0024          0.0000        0.0024
Australia ..............      0.0024        0.0225          0.0024        0.0223
Austria ................      0.0010        0.0046          0.0010        0.0046
Bermuda ................      0.0000        0.0005          0.0000        0.0004
Brazil .................      0.0040        0.0208          0.0040        0.0206
Canada .................      0.0025        0.0119          0.0025        0.0118
China ..................      0.0000        0.0096          0.0000        0.0096
Colombia ...............      0.0000        0.0006          0.0000        0.0006
Denmark ................      0.0004        0.0021          0.0004        0.0021
Finland ................      0.0001        0.0006          0.0001        0.0006
France .................      0.0007        0.0034          0.0007        0.0033
Germany ................      0.0004        0.0029          0.0004        0.0029
Hong Kong ..............      0.0000        0.0296          0.0000        0.0294
India ..................      0.0000        0.0043          0.0000        0.0042
Indonesia ..............      0.0004        0.0021          0.0004        0.0021
Japan ..................      0.0003        0.0013          0.0003        0.0013
Luxembourg .............     -0.0001        0.0006         -0.0001        0.0006
Netherlands ............      0.0051        0.0246          0.0051        0.0244
New Zealand ............      0.0005        0.0022          0.0005        0.0022
Norway .................      0.0020        0.0138          0.0020        0.0136
South Africa ...........      0.0000        0.0040          0.0000        0.0040
South Korea ............      0.0002        0.0008          0.0002        0.0008
Spain ..................      0.0027        0.0132          0.0027        0.0131
Sweden .................      0.0024        0.0113          0.0024        0.0112
Switzerland ............      0.0016        0.0075          0.0016        0.0075
Thailand ...............      0.0002        0.0018          0.0002        0.0018
United Kingdom .........      0.0080        0.0534          0.0080        0.0530
                            ----------------------------------------------------
TOTAL ..................    $ 0.0348       $0.2524        $ 0.0348       $0.2504
                            ====================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                                                                         TIS-17

                                  TEMPLETON PACIFIC GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Pacific Growth Securities Fund (formerly Templeton Pacific Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies with primary operations in Pacific Rim countries, some of which may be considered emerging markets.
--------------------------------------------------------------------------------
This semiannual report for Templeton Pacific Growth Securities Fund covers the six months ended June 30, 2000. During the early part of the period, many Asian nations experienced economic growth, but this appeared to taper off by period's end. South Korea's economy was one of the best performing in the region, with annualized gross domestic product (GDP) increasing 12.8% during the first quarter of 2000.

In June, the historic meeting between North and South Korean leaders signaled the possible beginning of increased cooperation between the two nations. Such cooperation has the potential to benefit both countries, as well as the rest of the region in the future. Hong Kong and China's economies grew impressively during the period. Due in part to rising trade levels, increased consumer spending and additional foreign investment, Hong Kong's annualized GDP rose 14.3% for the quarter ended March 31, 2000. And boosts in exports helped China's GDP expand at an 8.1% annualized rate during that time.

Currencies throughout the region were generally stable relative to the U.S. dollar, but the Japanese yen was surprisingly strong. The yen's rise was due largely to the prospect of a healthier Japanese economy. With this expectation came a wave of new foreign investment, putting upward pressure on the currency. An exceptionally strong yen is a concern to many investors, because approximately 40% of Japan's exports are sent to other Asian countries. And while a stronger Asian economy is positive for Japanese exports, a strong yen is generally not. However, the yen could weaken as a result of foreign investors selling off their overweight positions in the Japanese market.

Japan's economy grew during the period under review, but slower than the expected rate. However, Australia's economic growth exceeded expectations. Singapore also made progress economically and, in our opinion, is poised for long-term growth based on a combination of an excellent tax system, a solid central bank and a pro-growth regulatory system.

   Top 10 Holdings
   Templeton Pacific Growth
   Securities Fund
   6/30/00

   Company                        % of Total
   Sector, Country                Net Assets
   -----------------------------------------
   Fuji Heavy Industries Ltd.       4.7%
   Industrial Components,
   Japan

   East Japan Railway Co.           3.6%
   Transportation, Japan

   Swire Pacific Ltd.               3.5%
   Multi-Industry,
   Hong Kong

   Nisshinbo Industries Inc.        3.4%
   Textiles & Apparel,
   Japan

   City Developments Ltd.           3.4%
   Real Estate, Singapore

   Overseas Union Bank Ltd.         3.2%
   Banking, Singapore

   Commerce Asset-
   Holding Bhd.                     3.1%
   Financial Services,
   Malaysia

   Malaysian International
   Shipping Corp.                   2.9%
   Transportation, Malaysia

   Cheung Kong
   Holdings Ltd.                    2.9%
   Multi-Industry,
   Hong Kong

   Kurita Water
   Industries Ltd.                  2.8%
   Machinery &
   Engineering, Japan

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the reporting period, many Pacific Rim equity markets were subjected to selling pressure as investors fled apparently due to concerns about rising U.S. interest rates and the meltdown in U.S. technology stocks. The Hong Kong Hang Seng Index, which had been trading in tandem with the technology-laden U.S. Nasdaq Composite Index (Nasdaq(R)), declined 3.8% year-to-date.(1,2) Property stocks in particular suffered heavy losses.

From the beginning of the period to its end, the property sector in Hong Kong lost an astonishing 24% of its market value. The Fund did not experience the full effects of this decline because we sold a large number of our shares in Cheung Kong Holdings early in the year. Financial stocks also performed poorly, losing 15% of their market value during the period. Fortunately, our holdings in financial issues were relatively light.

During the period under review, we increased our holdings in Japan, making it the Fund's largest weighting on June 30, 2000. We focused on "new Japan" companies involved in telecommunications, Internet and other technology-related industries and initiated a position in Nippon Telephone and Telegraph, Japan's largest telecommunications company. Our holdings of "old Japan" companies, such as Fuji Photo Film and Toshiba, performed well and benefited the Fund because many investors seemed to view them as a counterbalance to possible volatility in the latest wave of high-tech issues coming to market.

The semiconductors sector in Korea proved to be an exception to the country's strong growth, and taking advantage of what we found to be weak semiconductor pricing in February, we purchased LG Electronics and Hyundai Electronics. Throughout the period, we continued to favor investments in Singapore and took the opportunity to purchase shares in Creative Technology, an electronics company that specializes in multimedia solutions for PCs.

(1) The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities and Properties.

(2) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

Looking forward, we are optimistic about future prospects for Pacific Rim equity markets, though we believe there may be significant volatility along the way. Some of the factors we are monitoring include the possibility of rising interest rates in Asian countries, the reactions of Asian markets to U.S. monetary tightenings, the effect of high oil prices on trade and a heavy calendar of new Asian equity issues in the second half of 2000. Even if equity markets experience significant volatility in the near future, such volatility could present our analysts with unique opportunities to discover undervalued stocks with the potential to provide attractive long-term returns for shareholders of Templeton Pacific Growth Securities Fund.

We thank you for your support and look forward to serving your investment needs in the future.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Pacific Growth Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Pacific Growth Securities Fund - Class 1 delivered a -11.97% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Pacific Growth Securities Fund - Class 1
 Periods ended 6/30/00
                                                              Since
                                                           Inception
                                   1-Year       5-Year     (1/27/92)
 ---------------------------------------------------------------------
 Average Annual Total Return        -6.32%       -4.69%        +0.84%
 Cumulative Total Return            -6.32%      -21.36%        +7.28%
 Value of $10,000 Investment        $9,368       $7,864       $10,728

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

                            FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund (formerly Franklin Global Utilities Securities Fund) seeks both capital appreciation and current income. The Fund invests primarily in equity securities of companies that are primarily engaged in providing communications services and communications equipment in any nation, including the U.S. and emerging markets.
--------------------------------------------------------------------------------
This semiannual report covers the six months ended June 30, 2000 -- a period of significant volatility for telecommunications stocks. However, in our opinion, this volatility was caused more by valuation concerns than by weakening fundamentals of the sector. Prices of many communication stocks had appreciated substantially in the past year and were apparently overvalued when the sector experienced a sell-off in March and April. Because the longer-term outlook for many telecommunications companies still appeared to be positive, we took advantage of this market weakness to add to our holdings in areas such as telecommunications equipment and wireless service providers.

We generally evaluate potential investments based on the fundamentals of each individual company and the regulatory and economic environment in which it operates. While we want to own industry leaders, we also strive to maintain broad diversification by investing in smaller and emerging companies with new products and technologies. In addition to research on individual companies, we consider investment themes, which we feel have the possibility of positively impacting the industry and individual companies. We believe this second layer of analysis helps us position the Fund for strong growth potential.

During the reporting period, established trends in telecommunications remained firmly in place. Demand for bandwidth was strong due to the Internet's growth and other data traffic. We believe this trend will continue as corporations strive to increase productivity by giving employees Internet access, including remote access to communications networks, and as the Internet becomes more engrained in our daily lives. As the number of users and the complexity of the information they send and retrieve increases, both network service companies and network equipment providers should benefit. Global Crossing, one of our top holdings, is an example of such a company. It is presently building a state-of-the-art global telecommunications network that, in our opinion, should serve as a complete solution to its customers' telecommunications needs.


This chart in pie chart format shows the geographic distribution of Franklin Global Communications Securities Fund as a percentage of total net assets on 6/30/00.

North America                          77.0%

Europe                                 12.9%

Asia                                    6.1%

Short-Term Investments
& Other Net Assets                      4.0%




                                                                          FGC-1

   Top 10 Holdings
   Franklin Global Communications
   Securities Fund
   6/30/00

   Company                      % of Total
   Sector, Country              Net Assets
   ---------------------------------------
   SBC Communications Inc.           3.6%
   Major U.S.
   Telecommunications,
   U.S.

   VoiceStream                       3.5%
   Wireless Corp.
   Cellular Telephone, U.S.

   GTE Corp.                         3.4%
   Major U.S.
   Telecommunications,
   U.S.

   U.S. West Inc.                    3.0%
   Major U.S.
   Telecommunications,
   U.S.

   Redback Networks Inc.             2.9%
   Telecommunications
   Equipment, U.S.

   Qwest Communications              2.7%
   International Inc.
   Other
   Telecommunications,
   U.S.

   Time Warner Telecom Inc.          2.6%
   Other
   Telecommunications,
   U.S.

   BellSouth Corp.                   2.5%
   Major U.S.
   Telecommunications,
   U.S.

   NEXTLINK                          2.5%
   Communications Inc.
   Other
   Telecommunications,
   U.S.

   Telecom Italia SpA                2.3%
   Other
   Telecommunications,
   Italy

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Another trend continuing to evolve is the growth of wireless communications. The number of wireless subscribers continues to grow at record rates throughout much of the world. Due to the relatively low percentage of cellular phone users in the U.S., we are particularly bullish on the U.S. wireless market. VoiceStream, a U.S. wireless provider, was our second largest Fund holding on June 30, 2000. We think the company, which has been acquiring other operators as it puts its national wireless network into place, has one of the finest management teams in the industry and has an enviable record of creating shareholder value.

Wireless growth was also strong in western Europe, where several countries have wireless penetration above 50%. In some cases, this is higher than their wire line penetration, indicating strong acceptance of the technology. Attempting to take advantage of this, we maintained large positions in Telecom Italia and Vodafone AirTouch. Telecom Italia, Italy's largest telecommunications services provider and the country's leading manufacturer of telecommunications products, appears to be well-positioned to benefit from continuing wireless growth in the country. And Vodafone, which has been aggressively creating alliances to expand its business, recently completed a joint venture with Bell Atlantic in the U.S.


Looking forward, we are optimistic about the potential of global communications companies to deliver strong shareholder returns over the long term. These companies are selling services to a rapidly expanding segment of the economy in both developed and emerging nations. New Internet applications generally must be accompanied by improvements in telecommunications infrastructure that will allow content to reach end users, and we believe wireless telecommunications growth will continue to drive the need for network construction, new handsets and additional functionality. Because the Fund has exposure to all of these areas, we feel it is well-positioned to benefit from the changes occurring in global communications.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.


FGC-2

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Global Communications Securities Fund - Class 1 delivered a -3.25% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Global Communications Securities Fund - Class 1
 Periods ended 6/30/00
                                                                                                              Since
                                                                                                            Inception
                                                                 1-Year         5-Year         10-Year      (1/24/89)
 --------------------------------------------------------------------------------------------------------------------
 Average Annual Total Return                                  +23.69%        +18.86%         +14.12%         +13.78%
 Cumulative Total Return                                      +23.69%       +137.22%        +274.66%        +337.52%
 Value of $10,000 Investment                                  $12,369        $23,722         $37,466         $43,752

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility, particularly in the technology sector, can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Global Communications
Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.


                                                                          FGC-3

                                FRANKLIN GROWTH AND INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund (formerly Franklin Growth and Income Fund) seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields, and may invest a smaller portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
The market's infatuation with growth stocks over the past couple of years continued into the first quarter of 2000. Apparently not wanting to be left behind, many investors poured money into growth stocks despite valuations we feel were extreme; however, the market seemed to begin sobering up at the end of March. Wall Street analysts started reassessing the long-term viability of many Internet business models and whether the technology sector in general was really immune to higher interest rates. By mid-April, the Russell 3000 Growth Index was off by 18% from its high posted on March 23.(1) Although the index rebounded by the end of the reporting period, most investors appeared more cautious than before and focused on companies with viable business models.

"Old economy" value stocks benefited from this rotation out of growth companies. Investors were, in our view, at last paying attention to the enormous gap in valuation between old and new economy stocks, and starting a powerful rotation into the old economy laggards. Franklin Growth and Income Securities Fund, which invests in value stocks that offer above-average dividend yields, benefited from this trend.

We attempted to take advantage of numerous exciting investment opportunities among value stocks during the first half of 2000. Financial stocks, including real estate investment trusts (REITs), grew to 19.4% of the Fund's total net assets. REITs were particularly strong through the first half of the year, with returns of better than 13%. Insurance companies also performed well. We added to our Lincoln National holding, and we initiated a position in Metlife. We also increased our position in mortgage lender Fannie Mae, which was selling at 13 times earnings at the time of purchase despite its 14% five-year annual growth record. Other sector changes included adding shares of KeyCorp. and U.S. Bancorp to the Fund, while eliminating positions in Allstate and Bank One.

(1) Source: Standard and Poor's Micropal (Frank Russell and Company). The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.



                                                                          FGI-1

   Top 10 Holdings
   Franklin Growth and Income
   Securities Fund
   6/30/00

   Company                        % of Total
   Sector                         Net Assets
   -----------------------------------------
   AT&T Corp.                         2.8%
   Telecommunications

   U.S. West Inc.                     2.5%
   Telecommunications

   GTE Corp.                          2.5%
   Telecommunications

   Philip Morris Cos. Inc.            2.3%
   Consumer Non-Durables

   SBC Communications Inc.            2.2%
   Telecommunications

   Abbott Laboratories                2.1%
   Health Technology

   Baxter International Inc.          2.0%
   Health Technology

   Bristol-Myers Squibb Co.           1.7%
   Health Technology

   Conoco Inc., B                     1.7%
   Energy Minerals

   Texaco Inc.                        1.7%
   Energy Minerals

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Our overweight positions, relative to our benchmark Russell 3000 Value Index, in health care and consumer non-durable investments proved beneficial to the Fund's performance.(2) Shares of industry leaders Johnson & Johnson and Bristol-Myers Squibb fell in price to substantial discounts to their industry peers during the reporting period, thus providing what we believed were exceptional investment opportunities. Health care companies, largely pharmaceuticals, represented 11.3% of the Fund's total net assets at the end of the period compared with 7.1% at the beginning.

Consumer non-durables comprised 7.2% of the Fund's total net assets on June 30, up slightly from 7.0% at the end of 1999. We initiated positions in consumer non-durable companies R.J. Reynolds and Nabisco Group Holdings, and we eliminated our position in H.J. Heinz. Other portfolio changes included selling Bestfoods after its management accepted Unilever's buyout offer and eliminating our position in Nike after its shares reached what we believed was fair value.

Elsewhere, the basic materials sector (non-energy minerals and process industries in the Statement of Investments), a strong performer in 1999, produced disappointing results during the first half of 2000. In our view, these notoriously cyclical stocks started declining as investors feared higher interest rates would hurt the group's longer-term earnings growth. We took a proactive role in paring down our exposure to this group, from 9.9% of the Fund's total net assets at the end of 1999 to 5% at the end of June, by reducing our exposure to DuPont and eliminating positions in Imperial Chemical and Pall Corp. We also sold our position in American Can after it agreed to be acquired by Rexam.

Our investments in telecommunications stocks, at 11.2% of the Fund's total net assets on June 30, 2000, remained relatively large due to our projections of that sector's continued exciting growth prospects and reasonable valuations. Four of the Fund's largest investments at the end of the reporting period -- AT&T, U.S. West, GTE and SBC -- were telecommunications companies. Demand for telecom services accelerated in response to Internet growth, yet during the period under review, most of these companies were selling at less than 20 times earnings compared to multiples in excess of 50 times earnings for most technology-related stocks. We also maintained an above-average weighting (5.8% of total net assets) in electric and gas utilities.

(2) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.


FGI-2

Interestingly, utilities were among the stock market's best performers in the first half of 2000 after underperforming the Standard & Poor's 500(R) (S&P 500(R)) Index since 1993. In our opinion, the combination of industry consolidation, extremely attractive dividend yields (comparable to U.S. Treasury bonds) and strong earnings growth potential from non-regulated businesses are responsible for their improved relative performance. Our most recent utility investment was Duke Energy, a utility company that we believe is one of the nation's best-managed and -positioned for growth.

Our electronic technology investments, 10.4% of total net assets at the end of the six-month period, remained slightly underweighted compared to the benchmark index. In this sector, we looked for what were in our opinion entrenched industry leaders in rapidly growing markets with exceptional earnings growth. In addition, we attempted to ensure that any investments in this sector made sense from a valuation standpoint. With this framework in mind, we realized some profits but maintained positions in IBM, Motorola, Perkinelmer and Hewlett-Packard, and we started new positions in LSI Logic, Corning and Tektronix. We continued to add to stocks we believed were indiscriminately ravaged by the technology sell-off during the first half of 2000.

Based upon valuations at the end of the period, we believe there continues to be room for value stocks to outperform growth. According to the Frank Russell Company, stocks comprising the Russell 3000 Value Index were selling at approximately 17 times earnings compared with 19 times two years ago. Russell 3000 Growth Index stocks, on the other hand, grew from a multiple of 33 times earnings two years ago to 48 times earnings at the end of the period.


                                                                          FGI-3

Looking forward, we remain very excited about the investment prospects for above-average dividend yielding value stocks. The fundamentals for stock investments, in terms of improving worldwide economic growth and favorable profit trends, continues to be excellent, in our opinion. Valuation disparities between growth stocks and value issues remain at historically extreme levels. Also, growth investing has outperformed value investing for 5 consecutive years -- long by historical standards. Although it is impossible to predict when this cycle may reverse itself, we think the process may have already begun. We believe our strategy and the Fund's investments are well-positioned for such a turnaround.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FGI-4

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Growth and Income Securities Fund - Class 1 delivered a +1.77% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Growth and Income Securities Fund - Class 1
 Periods ended 6/30/00
                                                                                Since
                                                                              Inception
                                         1-Year       5-Year      10-Year     (1/24/89)
 ------------------------------------------------------------------------------------------
 Average Annual Total Return             -4.61%      +13.40%       +11.21%       +10.39%
 Cumulative Total Return                 -4.61%      +87.54%      +189.46%      +209.53%
 Value of $10,000 Investment             $9,539      $18,754       $28,946       $30,953

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Growth and Income Securities Fund Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.



                                                                          FGI-5

                                           FRANKLIN INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
The U.S. stock market experienced significant volatility during the six months under review, as investors tried to interpret shifting economic indicators and the likelihood of the Federal Reserve Board (the Fed) continuing its recent interest-rate tightening policy. Early in the calendar year, equity performance varied significantly. The market favored those companies and sectors associated with the technology-driven, growth economy and pressure valuations for many of the traditional, industrial, slower-growth issuers. However, this trend began to reverse in March, as the shares of many "slower growth" companies staged a rally. Meanwhile, the U.S. economy's continued strength initially weighed on the bond market, driving the 30-year Treasury bond yield up to 6.75% in mid-January 2000. However, the U.S. Treasury bond repurchase plan announcement, the Fed's short-term interest rate increases and signs of slowing economic growth contributed to a Treasury long-bond rally that left the 30-year bond yield below 6% at the period's end.

The Fund's corporate bond weighting remained stable, despite the negative impact on the sector of interest-rate volatility and economic and equity market uncertainty. Additionally, unfavorable technical factors such as asset outflows from high yield mutual funds during much of the period helped push overall high yield bond spreads over Treasuries to levels not seen since the "flight to quality" in the fall of 1998. However, we feel the intermediate-term outlook for a sound domestic economy bodes well for the credit quality of many high yield issuers. In this environment that we view as generally favorable, we initiated several positions during the period, including issues from Spectrasite Holdings, a wireless communication service provider, P&L Coal Holdings, the largest independent coal producer in the world, Sovereign Bancorp, an eastern U.S. bank, and Dobson Communications, a cellular telephone service provider.

   Top Five Stock Holdings
   Franklin Income Securities Fund
   6/30/00

   Company                        % of Total
   Sector                         Net Assets
   -----------------------------------------
   Philip Morris Cos. Inc.             6.0%
   Consumer Non-Durables

   Florida Progress Corp.              1.9%
   Utilities

   American Electric Power             1.8%
   Co. Inc.
   Utilities

   Entergy Corp.                       1.5%
   Utilities

   Public Service Enterprise           1.2%
   Group Inc.
   Utilities

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


   Top Five Bond Holdings
   Franklin Income Securities Fund
   6/30/00
                                   % of Total
   Issuer                          Net Assets
   ------------------------------------------
   Conproca SA, SF                     1.4%

   Consoltex Group Inc.                1.4%

   Playtex Family Products
   Corp.                               1.2%

   Hartmarx Corp.                      1.0%

   Nextel Communications
   Inc.                                0.9%

The foreign bond sector performed relatively well during the period, given the increased volatility in the U.S. stock and bond markets. The group's positive performance was led by our Latin American, Russian and Turkish positions, which experienced positive fundamental developments. The Latin American region benefited from stronger global growth, a commodity price upturn and renewed investor confidence in several countries. The Fund's largest emerging market country holding, Brazil, passed key Congressional fiscal reforms, while the central bank's anti-inflation stance managed to stabilize interest rates and the currency exchange rate far more effectively than anticipated. Russia, for its part, experienced a significant political transition at the end of 1999, as parliamentary power shifted to more reform-minded representatives and Boris Yeltsin resigned from the presidency. Upon his resignation, Yeltsin appointed Prime Minister Vladimir Putin as interim president and Putin subsequently won presidential elections in March. The Fund's Russian bonds appreciated significantly, we believe as a result of these developments, allowing us to take profits in our two positions. Strong performances from several other foreign fixed income holdings also presented other profit-taking opportunities, resulting in a decreased weighting for the Fund's foreign bond sector.

Treasury bonds were volatile during the six-month review period, as fears of strong economic growth gave way to the positive implications of a decreased 30-year Treasury bond supply and the belief that the Fed was near the end of its recent rate-tightening cycle. In this environment, the Treasury bond yield curve inverted, with rates on long-term bonds declining below those of short-term bonds. Believing that the inversion was unlikely to persist, we sold our 30-year U.S. Treasury bonds and purchased 5-year Treasury notes and shorter-duration government agency bonds.

The divergence in equity share performance between growth- and value-oriented sectors reached what we considered extreme levels during the period. This initially created a difficult environment for utility and other value-oriented stock sectors. However, we saw this trend begin to reverse in March as investors shifted their focus away from technology and other high valuation sectors toward those with lower valuations and more stable operating results. Accordingly, the Fund's utility, energy and real estate stocks all made substantial gains over the past six months. We still believe utility stocks represent an attractive value at recent levels. However, given the group's recent strong performance, we sought to maintain a stable sector weighting throughout the period through selective security sales and participation in company-sponsored tender offers.

Many of the Fund's energy stocks delivered solid returns during the six months under review, benefiting from rising oil prices. We believe the sector should continue its healthy performance, given the higher price of oil and still attractive valuations. Although we selectively trimmed our energy holdings, the sector remained our third largest equity investment and, due to appreciation, increased as a percent of the Fund's total net assets from 4.9% on January 1, 2000, to 6.4% by the end of the period.

We sought to take advantage of real estate sector weakness in the middle of the period by initiating a position in Liberty Property Trust, a diversified real estate investment trust (REIT). Although the sector subsequently began to rebound, we believe it still remains attractive at recent valuation levels. As a testament to the sector's attractive valuations, nearly one half of publicly traded REITs instituted share repurchase programs during the reporting period, often funded by property sales at higher private-market valuations.

Lastly, the gold sector weakened during the period, partly due to general investor disinterest and concerns about slowing economic growth. However, as worldwide economic recovery increases demand, the Central Bank selling process becomes more predictable and companies curtail their forward hedging programs, signaling a positive view on the price of gold, we expect the sector's outlook to improve for the remainder of 2000.

Looking forward to the second half of the Fund's fiscal year, wider yield spreads in the corporate bond market and attractive valuations in specific equity sectors should present many attractive investment opportunities. We remain committed to our value-oriented approach and will continue to search for new investments across asset classes and industries.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Income
Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Income Securities Fund - Class 1 delivered a +6.55% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Income Securities Fund - Class 1
 Periods ended 6/30/00
                                                                           Since
                                                                         Inception
                                   1-Year       5-Year       10-Year     (1/24/89)
 -----------------------------------------------------------------------------------
 Average Annual Total Return        +2.79%       +8.64%     +10.57%       +10.13%
 Cumulative Total Return            +2.79%      +51.31%    +173.14%      +201.27%
 Value of $10,000 Investment       $10,279      $15,131     $27,314       $30,127

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights

                                                                                     Class 1
                                                 -----------------------------------------------------------------------------------
                                                 Six Months Ended                       Year Ended December 31,
                                                   June 30, 2000   -----------------------------------------------------------------
                                                    (unaudited)        1999          1998          1997          1996         1995
                                                 -----------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $14.69          $16.92        $18.37        $17.21        $16.47       $14.31
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................        .57            1.19          1.37          1.40          1.32         1.16
 Net realized and unrealized gains (losses) .....        .34           (1.43)        (1.07)         1.38           .44         1.96
                                                 -----------------------------------------------------------------------------------
Total from investment operations ................        .91            (.24)          .30          2.78          1.76         3.12
                                                 -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................      (1.48)          (1.46)        (1.42)        (1.33)         (.87)        (.89)
 Net realized gains .............................       (.71)           (.53)         (.33)         (.29)         (.15)        (.07)
                                                 -----------------------------------------------------------------------------------
Total distributions .............................      (2.19)          (1.99)        (1.75)        (1.62)        (1.02)        (.96)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ..................     $13.41          $14.69        $16.92        $18.37        $17.21       $16.47
                                                 ===================================================================================
Total return(b) .................................      6.55%          (1.82%)        1.64%        17.09%        11.28%       22.40%

Ratios/supplemental data
Net assets, end of period (000's) ...............   $661,923        $775,116    $1,185,840    $1,406,787    $1,350,659   $1,266,538
Ratios to average net assets:
 Expenses .......................................       .52%(c)         .50%          .49%          .50%          .50%         .51%
 Net investment income ..........................      8.04%(c)        7.41%         6.94%         7.53%         7.96%        8.05%
Portfolio turnover rate .........................     14.25%          11.89%        12.22%        14.68%        15.28%       33.14%

(a)Based on average shares outstanding effective December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                        Class 2
                                                        ---------------------------------------
                                                         Six Months Ended
                                                          June 30, 2000        Year Ended
                                                           (unaudited)     December 31, 1999(d)
                                                        ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $14.65                $17.07
                                                        ---------------------------------------
Income from investment operations:
 Net investment income(a) ...........................           .55                  1.10
 Net realized and unrealized gains (losses) .........           .34                 (1.53)
                                                        ---------------------------------------
Total from investment operations ....................           .89                  (.43)
                                                        ---------------------------------------
Less distributions from:
 Net investment income ..............................         (1.47)                (1.46)
 Net realized gains .................................          (.71)                 (.53)
                                                        ---------------------------------------
Total distributions .................................         (2.18)                (1.99)
                                                        ---------------------------------------
Net asset value, end of period ......................        $13.36               $ 14.65
                                                        =======================================
Total return(b) .....................................         6.39%                (2.93%)

Ratios/supplemental data
Net assets, end of period (000's) ...................        $1,507               $ 1,302
Ratios to average net assets:
 Expenses ...........................................          .76%(c)               .75%(c)
 Net investment income ..............................         7.78%(c)              7.36%(c)
Portfolio turnover rate .............................        14.25%                11.89%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                   COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
    Common Stocks 37.0%
    Consumer Durables .4%
    General Motors Corp. ...................................    United States        45,126      $  2,620,128
                                                                                                 ------------
    Consumer Non-Durables 6.6%
    Nabisco Group Holdings Corp. ...........................    United States        60,000         1,556,250
    Philip Morris Cos. Inc. ................................    United States     1,500,000        39,843,750
    R.J. Reynolds Tobacco Holdings Inc. ....................    United States        90,000         2,514,375
                                                                                                 ------------
                                                                                                   43,914,375
                                                                                                 ------------
    Electronic Technology .2%
    General Motors Corp., H ................................    United States        15,840         1,389,960
                                                                                                 ------------
    Energy Minerals 2.5%
    Athabasca Oil Sands Trust ..............................        Canada          270,000         5,366,471
    BP Prudhoe Bay Royalty Trust ...........................    United States        50,000           596,875
    Canadian Oil Sands Trust Units .........................        Canada          260,000         5,176,486
    EOG Resources Inc. .....................................    United States        79,400         2,659,900
(a) Santa Fe Snyder Corp. ..................................    United States        89,842         1,021,953
    Ultramar Diamond Shamrock Corp. ........................    United States        65,000         1,612,813
                                                                                                 ------------
                                                                                                   16,434,498
                                                                                                 ------------
    Non-Energy Minerals 2.4%
    Anglo American Platinum Corp. Ltd., ADR ................     South Africa       100,000         2,825,000
    Anglogold Ltd., ADR ....................................     South Africa       325,000         6,682,813
    De Beers Consolidated Mines AG, ADR ....................     South Africa        40,000           972,500
    Impala Platinum Holdings Ltd., ADR .....................     South Africa       140,000         5,285,000
                                                                                                 ------------
                                                                                                   15,765,313
                                                                                                 ------------
    Process Industries .2%
(a) Dan River Inc., A ......................................    United States        42,600           202,350
    Lyondell Chemical Co. ..................................    United States        50,000           837,500
                                                                                                 ------------
                                                                                                    1,039,850
                                                                                                 ------------
    Producer Manufacturing .3%
    McDermott International Inc. ...........................    United States       260,000         2,291,250
                                                                                                 ------------
    Real Estate .9%
    FelCor Lodging Trust Inc. ..............................    United States       275,000         5,087,500
    Liberty Property Trust .................................    United States        30,000           778,125
                                                                                                 ------------
                                                                                                    5,865,625
                                                                                                 ------------
    Telecommunications 1.5%
    Telecom Argentina Stet-France Telecom SA, ADR ..........      Argentina         260,880         7,174,200
    U.S. West Inc. .........................................    United States        30,000         2,572,500
                                                                                                 ------------
                                                                                                    9,746,700
                                                                                                 ------------
    Utilities 22.0%
    American Electric Power Co. Inc. .......................    United States       395,000        11,701,875
    Cinergy Corp. ..........................................    United States       210,000         5,341,875
    Conectiv Inc. ..........................................    United States       200,000         3,112,500
    Dominion Resources Inc. ................................    United States       114,800         4,922,050
    Edison International ...................................    United States       160,000         3,280,000
    Energy East Corp. ......................................    United States       190,000         3,621,875
    Entergy Corp. ..........................................    United States       355,000         9,651,563
    FirstEnergy Corp. ......................................    United States       160,000         3,740,000
    Florida Progress Corp. .................................    United States       270,000        12,656,250
    FPL Group Inc. .........................................    United States       140,000         6,930,000
    GPU Inc. ...............................................    United States       175,000         4,735,938
    Hawaiian Electric Industries Inc. ......................    United States        76,500         2,510,156
    KeySpan Corp. ..........................................    United States       100,000         3,075,000
    New Century Energies Inc. ..............................    United States       185,000         5,550,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Utilities (cont.)
    Northern States Power Co. ...........................................   United States        182,800      $  3,690,275
    PECO Energy Co. .....................................................   United States        200,000         8,062,500
    PG&E Corp. ..........................................................   United States        310,000         7,633,750
    Potomac Electric Power Co. ..........................................   United States        210,000         5,250,000
    Public Service Enterprise Group Inc. ................................   United States        235,000         8,136,875
    Reliant Energy Inc. .................................................   United States        235,000         6,947,188
    SCANA Corp. .........................................................   United States         56,792         1,370,107
    Sempra Energy .......................................................   United States        292,810         4,977,770
    Sierra Pacific Resources ............................................   United States        145,000         1,821,563
    Southern Co. ........................................................   United States        270,000         6,294,375
    TXU Corp. ...........................................................   United States        265,000         7,817,500
    Western Resources Inc. ..............................................   United States        215,000         3,332,500
                                                                                                              ------------
                                                                                                               146,163,485
                                                                                                              ------------
    Total Common Stocks (Cost $226,328,474)..............................                                      245,231,184
                                                                                                              ------------
    Preferred Stocks .9%
    Non-Energy Minerals .3%
    Freeport-McMoran Copper & Gold Inc., 0.00%, pfd. ....................   United States        108,800         2,148,800
                                                                                                              ------------
    Process Industries .6%
    Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 .........................     Indonesia        7,073,000         3,571,865
                                                                                                              ------------
    Total Preferred Stocks (Cost $9,975,268).............................                                        5,720,665
                                                                                                              ------------
    Convertible Preferred Stocks 12.3%
    Energy Minerals 3.9%
(a) Chesapeake Energy Corp., 7.00%, cvt. pfd., 144A .....................   United States         85,000         5,163,750
    Enron Corp., 7.00%, cvt. pfd. .......................................   United States         97,700         3,028,700
    Kerr-McGee Corp., 5.50%, cvt. pfd. ..................................   United States        138,800         6,905,300
    Lomak Financing Trust, 5.75%, cvt. pfd. .............................   United States        140,000         2,765,000
    Newfield Financial Trust I, 6.50%, cvt. pfd. ........................   United States         72,600         4,319,700
    Nuevo Financing I, 5.75%, cvt. pfd., A ..............................   United States        140,000         3,570,000
                                                                                                              ------------
                                                                                                                25,752,450
                                                                                                              ------------
    Industrial Services .9%
    Weatherford International Inc., 5.00%, cvt. pfd., 144A ..............   United States        125,000         5,750,000
                                                                                                              ------------
    Non-Energy Minerals 1.0%
    Battle Mountain Gold Co., $3.25, cvt. pfd............................   United States         66,300         1,955,850
    Hecla Mining Co., 7.00%, cvt. pfd., B ...............................   United States         70,000         1,347,500
    Kinam Gold Inc., $3.75, cvt. pfd., B.................................       Canada           150,000         3,375,000
                                                                                                              ------------
                                                                                                                 6,678,350
                                                                                                              ------------
    Process Industries .1%
    Georgia-Pacific Corp., 7.50%, cvt. pfd. .............................   United States         30,000           960,000
                                                                                                              ------------
    Real Estate 5.2%
    Apartment Investment & Management Co., 8.00%, cvt. pfd., K ..........   United States        160,000         4,360,000
    Archstone Communities Trust, $1.75, cvt. pfd., A.....................   United States        200,000         6,200,000
    Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..................   United States        365,000         6,296,250
    Host Marriott Corp., 6.75%, cvt. pfd. ...............................   United States        110,000         3,719,375
    Innkeepers USA Trust, 8.625%, cvt. pfd., A ..........................   United States        175,000         2,931,250
    ProLogis Trust, 7.00%, cvt. pfd., B .................................   United States        135,000         3,678,750
    Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ...............   United States        180,000         3,993,750
    Vornado Realty Trust, 6.50%, cvt. pfd., A ...........................   United States         60,000         3,108,750
                                                                                                              ------------
                                                                                                                34,288,125
                                                                                                              ------------
    Transportation .4%
    Union Pacific Capital Trust, 6.25%, cvt. pfd. .......................   United States         70,000         2,782,500
                                                                                                              ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                            PRINCIPAL
                                                                                               COUNTRY       AMOUNT*       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    Convertible Preferred Stocks (cont.)
    Utilities .8%
    CMS Energy Trust I, 7.75%, cvt. pfd. ................................................. United States  $   160,000   $  5,480,000
                                                                                                                        ------------
    Total Convertible Preferred Stocks (Cost $97,395,804).................................                                81,691,425
                                                                                                                        ------------
    Bonds 26.7%
    Commercial Services
(b) AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ................ United States    1,000,000         35,000
                                                                                                                        ------------
    Consumer Durables .2%
    E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ........................... United States    3,750,000      1,518,750
                                                                                                                        ------------
    Consumer Non-Durables 4.0%
    Compania De Alimentos Fargo SA, 13.25%, 8/01/08 ......................................   Argentina      2,000,000      1,715,000
    Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ................................. United States    2,197,000      1,878,435
    Evenflo Company Inc., B, 11.75%, 8/15/06 ............................................. United States    2,000,000      1,970,000
    Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ................................... United States    6,900,000      6,796,500
    Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 ..................... United States    8,000,000      7,800,000
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .................... United States    4,600,000      2,346,000
    Revlon Worldwide Corp., senior disc. note, B, zero cpn., 3/15/01 ..................... United States    1,200,000        498,000
    SFC New Holdings Inc., senior note, 11.25%, 8/15/01 .................................. United States    3,033,000      2,972,340
    SFC New Holdings Inc., zero cpn. to 6/15/05, 11.00% thereafter, 12/15/09 ............. United States      191,574             --
    The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 ....................... United States      500,000        480,000
                                                                                                                        ------------
                                                                                                                          26,456,295
                                                                                                                        ------------
    Consumer Services 3.5%
    Adelphia Communications, senior note, 7.875%, 5/01/09 ................................ United States    1,000,000        845,000
    AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01, 12.25%
    thereafter, 3/15/06 .................................................................. United States    2,438,000        499,790
    AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 .................... United States      650,000        198,250
    Cablevision SA, 13.75%, 5/01/09 ......................................................   Argentina      1,000,000        912,500
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92%
    thereafter, 4/01/11 .................................................................. United States    5,000,000      2,862,500
    Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 .......................... United States    1,000,000        957,500
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ................................. United States    4,000,000      4,100,000
    Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 .............................. United States      500,000        497,500
    Harveys Casino Resorts, senior sub. note, 10.625%, 6/01/06 ........................... United States    2,200,000      2,233,000
    Lone Cypress Co., sub. note, 144A, 11.50%, 8/01/09 ................................... United States    4,703,000      4,638,334
    Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.125%, 1/15/09 ........ United States    2,500,000      1,550,000
(d) Station Casinos Inc., senior sub. note, 144A, 9.875%, 7/01/10 ........................ United States    1,400,000      1,404,662
    United Pan-Europe Communications NV, zero cpn. to 8/01/04, 12.50% thereafter, 8/01/09   Netherlands     3,500,000      1,715,000
    Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ..................... United States    1,000,000      1,015,000
                                                                                                                        ------------
                                                                                                                          23,429,036
                                                                                                                        ------------
    Electronic Technology .6%
    Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 .................................. United States    6,000,000      3,885,000
                                                                                                                        ------------
    Energy Minerals 3.1%
    Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 .......................  United States   3,000,000      2,805,000
    Chesapeake Energy Corp., senior note, B, 7.875%, 3/15/04 .............................  United States     500,000        465,000
    Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ........................      Mexico      9,000,000      9,472,500
    Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ............................  United States   4,000,000      3,660,000
    Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 ...............................  United States     950,000        912,000
    Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 ................  United States   1,300,000      1,105,000
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ........................  United States   1,200,000      1,119,000
    Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ..........................  United States   1,000,000        990,000
                                                                                                                        ------------
                                                                                                                          20,528,500
                                                                                                                        ------------
    Finance .4%
    Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ................................  United States   2,800,000      2,779,000
                                                                                                                        ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                        PRINCIPAL
                                                                                          COUNTRY        AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
    Bonds (cont.)
    Health Technology .7%
    Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 ................... United States   $ 3,000,000   $   1,695,000
    ICN Pharmaceuticals Inc., senior note, B, 9.25%, 8/15/05 ......................... United States     3,000,000       2,925,000
                                                                                                                     -------------
                                                                                                                         4,620,000
                                                                                                                     -------------
    Industrial Services 1.0%
    Allied Waste North America Inc., senior sub. note, 10.00%, 8/01/09 ............... United States     4,000,000       3,360,000
    First Wave Marine Inc., senior note, 11.00%, 2/01/08 ............................. United States     1,000,000         595,000
    Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ............... United States     1,000,000       1,003,750
    R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 ................................. United States     2,000,000       1,860,000
                                                                                                                     -------------
                                                                                                                         6,818,750
                                                                                                                     -------------
    Process Industries 5.4%
    Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 .................... United States     6,000,000       6,060,000
    Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ...................... United States    10,000,000       9,150,000
    Four M Corp., senior note, B, 12.00%, 6/01/06 .................................... United States     2,000,000       1,882,500
    Huntsman ICI Chemicals, zero cpn., 12/31/09 ...................................... United States     7,500,000       2,437,500
(b) Packaging Resources Inc., senior note, 11.625%, 5/01/03 .......................... United States     3,000,000       1,815,000
    Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 ............................ United States     4,000,000       3,740,000
(b) RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ................................. United States    10,000,000       1,500,000
    Riverwood International, senior sub. note, 10.875%, 4/01/08 ...................... United States     4,500,000       3,982,500
    Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ......................   Indonesia       8,000,000       5,280,000
                                                                                                                     -------------
                                                                                                                        35,847,500
                                                                                                                     -------------
    Producer Manufacturing 1.7%
    Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ..................... United States     4,000,000       3,850,000
    Nortek Inc., senior sub. note, 9.875%, 3/01/04 ................................... United States     2,000,000       1,915,000
    Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 .............. United States     2,000,000       1,610,000
    Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 .......................... United States     2,696,000       2,500,540
    Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ................     Canada        2,350,000       1,656,750
                                                                                                                     -------------
                                                                                                                        11,532,290
                                                                                                                     -------------
    Technology Services .3%
    PSINet Inc., senior note, 10.50%, 12/01/06 ....................................... United States     2,000,000       1,850,000
                                                                                                                     -------------

    Telecommunications 5.8%
    Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04, 11.25%
      thereafter, 8/01/11 ............................................................ United States     5,000,000       3,125,000
    Dobson Communications Corp., senior note, 144A, 10.875%, 7/10/10 ................. United States     3,400,000       3,425,500
    Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ......................    Bermuda        1,000,000         969,006
    Level 3 Communications Inc., zero cpn. to 12/01/03,10.50% thereafter, 12/01/08 ... United States     4,000,000       2,400,000
    Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ................................ United States     3,000,000       2,100,000
    Microcell Telecommunications Inc., zero cpn. to 6/01/04, 12.00% thereafter,
     6/01/09 ......................................................................... United States     3,000,000       1,987,500
    Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
      thereafter, 2/15/08 ............................................................ United States     8,500,000       6,268,750
    Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125%
      thereafter, 4/15/08 ............................................................ United States     5,000,000       3,300,000
    NEXTLINK Communications Inc., senior note, 10.75%, 6/01/09 ....................... United States     4,000,000       3,940,000
    NEXTLINK Communications Inc., zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09 ... United States     4,000,000       2,500,000
    Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25%
      thereafter, 4/15/09 ............................................................ United States     1,750,000       1,023,750
    Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875%
      thereafter, 3/15/10 ............................................................ United States     4,000,000       2,220,000
    Voicestream Wireless Corp., 10.375%, 11/15/09 .................................... United States     1,000,000       1,045,000
    Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875%
      thereafter, 11/15/09 ........................................................... United States     1,750,000       1,181,250
    Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ............... United States     3,290,000       3,224,200
                                                                                                                     -------------
                                                                                                                        38,709,956
                                                                                                                     -------------
    Total Bonds (Cost $206,511,564)...................................................                                 178,010,057
                                                                                                                     -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                     PRINCIPAL
                                                                                    COUNTRY           AMOUNT*           VALUE
---------------------------------------------------------------------------------------------------------------------------------
    Convertible Bonds 6.6%
    Electronic Technology 1.0%
    Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 .......................... United States    $     8,000,000    $  6,480,000
                                                                                                                    ------------
    Energy Minerals 1.0%
    Kerr McGee Corp., cvt., 7.50%, 5/15/14 .................................... United States          1,246,000       1,193,045
    Swift Energy Co., cvt. sub. note, 6.25%, 11/15/06 ......................... United States          5,500,000       5,348,750
                                                                                                                    ------------
                                                                                                                       6,541,795
                                                                                                                    ------------
    Health Services .3%
(b) Continucare Corp., cvt. sub. note, 144A, 8.00%, 10/31/02 .................. United States          9,500,000       1,900,000
                                                                                                                    ------------
    Industrial Services .5%
    Key Energy Services Inc., cvt., 5.00%, 9/15/04 ............................ United States          3,200,000       2,542,336
    Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 ....................... United States          1,000,000         822,500
                                                                                                                    ------------
                                                                                                                       3,364,836
                                                                                                                    ------------
    Non-Energy Minerals 1.6%
    Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ................................     Ghana              5,000,000       3,125,000
    Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 .......... United States            100,000          65,000
    Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ................ United States          6,000,000       2,730,000
    Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 .......................     Canada             7,000,000       4,634,210
                                                                                                                    ------------
                                                                                                                      10,554,210
                                                                                                                    ------------
    Process Industries .3%
    APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 ..................   Indonesia           11,500,000       1,940,625
                                                                                                                    ------------
    Producer Manufacturing .3%
    Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 ................. United States          5,000,000       2,325,000
                                                                                                                    ------------
    Real Estate 1.6%
    Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ....................... United States          6,000,000       5,370,000
    Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ............... United States          6,500,000       5,061,875
                                                                                                                    ------------
                                                                                                                      10,431,875
                                                                                                                    ------------
    Total Convertible Bonds (Cost $59,909,011).................................                                       43,538,341
                                                                                                                    ------------
    U.S. Government Securities 1.8%
    FHLMC, 6.875%, 1/15/05 .................................................... United States          7,000,000       6,963,565
    U.S. Treasury Note, 5.875%, 11/15/04 ...................................... United States          5,000,000       4,926,565
                                                                                                                    ------------
    Total U.S. Government Securities (Cost $11,742,369)........................                                       11,890,130
                                                                                                                    ------------
    Foreign Government and Agency Securities 12.9%
    ESCOM, E168, utility deb., 11.00%, 6/01/08 ................................  South Africa     27,000,000 ZAR       3,325,218
    Republic of Argentina, L, FRN, 6.00%, 3/31/23 .............................   Argentina           20,900,000      13,846,250
    Republic of Argentina, 11.75%, 6/15/15 ....................................   Argentina           13,441,009      12,187,635
    Republic of Brazil, 11.625%, 4/15/04 ......................................     Brazil             2,000,000       2,027,500
    Republic of Brazil, FRN, 6.00%, 4/15/24 ...................................     Brazil            29,000,000      18,958,750
    Republic of Brazil, A, FRN, 7.00%, 1/01/01 ................................     Brazil             2,460,000       2,463,075
    Republic of Brazil, L, FRN, 7.375%, 4/15/06 ...............................     Brazil            14,880,000      13,568,700
    Republic of Bulgaria, FRN, 7.063%, 7/28/11 ................................    Bulgaria            1,000,000         792,500
    Republic of Korea, 8.875%, 4/15/08 ........................................ Korea (South)          6,000,000       6,187,200
    Republic of South Africa, 12.00%, 2/28/05 .................................  South Africa     23,000,000 ZAR       3,213,141
    Republic of Turkey, 12.375%, 6/15/09 ......................................     Turkey             7,000,000       7,437,500
    Russia Ministry of Finance, 11.75%, 6/10/03 ...............................     Russia               450,000         417,938
    Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ........................     Russia             1,200,000         930,000
                                                                                                                    ------------
    Total Foreign Government and Agency Securities (Cost $79,899,076)..........                                       85,355,407
                                                                                                                    ------------
    Total Long Term Investments (Cost $691,761,566) 98.2%......................                                      651,437,209
                                                                                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                   PRINCIPAL
                                                                                   COUNTRY          AMOUNT*           VALUE
--------------------------------------------------------------------------------------------------------------------------------
(c) Repurchase Agreement .4%
    Joint Repurchase Agreement, 6.563%, 7/03/00 (Maturity Value $2,720,704)
     (Cost $$2,719,217)                                                         United States     $  2,719,217      $2,719,217
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Goldman, Sachs & Co.
    Greenwich Capital Markets Inc.
    Lehman Brothers, Inc.
    Nesbitt Burns Securities Inc.
    Paine Webber Inc.
    Paribas Corp.
    UBS Warburg
    Collateralized by U.S. Treasury Bills and Notes

    Total Investments (Cost $694,480,783) 98.6%.............................                                       654,156,426
    Other Assets, less Liabilities 1.4% ....................................                                         9,273,761
                                                                                                                  ------------
    Net Assets 100.0% ......................................................                                      $663,430,187
                                                                                                                  ============

Currency Abbreviations:

ZAR-South African Rand

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing
(b)See Note 6 regarding defaulted securities.
(c)Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.
(d)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $ 694,480,783
                                                           -------------
  Value ...............................................      654,156,426
 Receivables:
  Investment securities sold ..........................        3,731,021
  Capital shares sold .................................            6,341
  Dividends and interest ..............................        8,434,532
  Affiliates ..........................................            1,800
                                                           -------------
    Total assets ......................................      666,330,120
                                                           -------------
Liabilities:
 Payables:
  Investment securities purchased .....................        2,102,974
  Capital shares redeemed .............................          393,975
  Affiliates ..........................................          273,895
 Other liabilities ....................................          129,089
                                                           -------------
    Total liabilities .................................        2,899,933
                                                           -------------
     Net assets, at value .............................    $ 663,430,187
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $  28,195,209
 Net unrealized depreciation ..........................      (40,324,243)
 Accumulated net realized gain ........................       14,662,874
 Capital shares .......................................      660,896,347
                                                           -------------
     Net assets, at value .............................    $ 663,430,187
                                                           =============
Class 1:
 Net assets, at value .................................    $ 661,923,006
                                                           =============
 Shares outstanding ...................................       49,372,826
                                                           =============
 Net asset value and offering price per share .........    $       13.41
                                                           =============
Class 2:
 Net assets, at value .................................    $   1,507,181
                                                           =============
 Shares outstanding ...................................          112,822
                                                           =============
 Net asset value and offering price per share .........    $       13.36
                                                           =============


                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes and fees of $35,295)
 Dividends ...............................................................    $10,615,616
 Interest ................................................................     19,608,093
                                                                              -----------
  Total investment income ................................................     30,223,709
                                                                              -----------
Expenses:
 Management fees (Note 3) ................................................      1,709,389
 Distribution fees - Class 2 (Note 3) ....................................          1,755
 Custodian fees ..........................................................         20,531
 Reports to shareholders .................................................         49,681
 Professional fees (Note 3) ..............................................         21,778
 Trustees' fees and expenses .............................................          3,807
 Other ...................................................................         17,918
                                                                              -----------
  Total expenses .........................................................      1,824,859
                                                                              -----------
   Net investment income .................................................     28,398,850
                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................     15,171,277
  Foreign currency transactions ..........................................        (29,553)
                                                                              -----------
   Net realized gain .....................................................     15,141,724
 Net unrealized appreciation on:
  Investments ............................................................         41,041
  Translation of assets and liabilities denominated in foreign currencies           1,468
                                                                              -----------
   Net unrealized appreciation ...........................................         42,509
                                                                              -----------
Net realized and unrealized gain .........................................     15,184,233
                                                                              -----------
Net increase in net assets resulting from operations .....................    $43,583,083
                                                                              ===========

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                             June 30, 2000    December 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $   28,398,850     $   71,767,692
  Net realized gain from investments and foreign currency transactions ...................       15,141,724         24,830,510
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................           42,509       (113,078,942)
                                                                                             ---------------------------------
   Net increase (decrease) in net assets resulting from operations .......................       43,583,083        (16,480,740)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................      (66,981,624)       (80,764,333)
   Class 2 ...............................................................................         (125,777)           (43,625)
  Net realized gains:
   Class 1 ...............................................................................      (32,026,055)       (28,938,989)
   Class 2 ...............................................................................          (60,736)           (15,631)
                                                                                             ---------------------------------
 Total distributions to shareholders .....................................................      (99,194,192)      (109,762,578)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      (57,682,993)      (284,567,490)
   Class 2 ...............................................................................          305,829          1,389,381
                                                                                             ---------------------------------
 Total capital share transactions ........................................................      (57,377,164)      (283,178,109)
   Net decrease in net assets ............................................................     (112,988,273)      (409,421,427)
Net assets:
 Beginning of period .....................................................................      776,418,460      1,185,839,887
                                                                                             ---------------------------------
 End of period ...........................................................................   $  663,430,187     $  776,418,460
                                                                                             =================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $   28,195,209     $   66,903,760
                                                                                             =================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Income Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 93% of the Fund's shares were sold through one insurance company. The Fund seeks to maximize income while maintaining prospects for capital appreciation.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                         Six Months Ended                      Year Ended
                                                          June 30, 2000                    December 31, 1999(a)
                                                -------------------------------------------------------------------
                                                     Shares            Amount           Shares            Amount
Class 1 Shares:                                 -------------------------------------------------------------------
Shares sold ...................................        531,253    $    7,589,842        2,371,113    $   38,308,568
Shares issued in reinvestment of distributions       7,546,317        99,007,679        7,222,075       109,703,322
Shares redeemed ...............................    (11,468,310)     (164,280,514)     (26,903,414)     (432,579,380)
                                                -------------------------------------------------------------------
Net decrease ..................................     (3,390,740)   $  (57,682,993)     (17,310,226)   $ (284,567,490)
                                                ===================================================================
Class 2 Shares:
Shares sold ...................................         29,494    $      405,754           85,908    $    1,343,308
Shares issued in reinvestment of distributions          14,259           186,513            3,906            59,256
Shares redeemed ...............................        (19,853)         (286,438)            (892)          (13,183)
                                                -------------------------------------------------------------------
Net increase ..................................         23,900    $      305,829           88,922    $    1,389,381
                                                ===================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       --------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .50%          Over $100 million, up to and including $250 million
               .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $2,203 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund has deferred capital losses occurring subsequent to October 31, 1999 of $799,463. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $694,510,439 was as follows:

  Unrealized appreciation .............  $   66,405,603
  Unrealized depreciation .............    (106,759,616)
                                         --------------
  Net unrealized depreciation .........  $  (40,354,013)
                                         ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $98,673,765 and $230,318,829, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 40.7% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 2000, the Fund held defaulted securities with a value aggregating $5,250,000 representing .8% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

                                FRANKLIN NATURAL RESOURCES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Natural Resources Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in U.S. and foreign equity securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.
--------------------------------------------------------------------------------
This semiannual report for Franklin Natural Resources Securities Fund covers the six months ended June 30, 2000. During the period, many commodity markets appeared to be adversely affected by investors' fears that potential inflation and moderating global growth could lead to a slowdown in the U.S. economy. However, the energy market performed exceptionally well, with most energy prices rising due to declines in available supply and continued demand. Crude oil traded at a post-Gulf War high and natural gas prices nearly doubled.

Because we were overweight in the energy sector relative to the Fund's benchmark, the Financial Times/Standard & Poor's (Fin. Times/S&P) AW Energy and Basic Industries Index, this environment benefited the Fund's performance significantly.(1) We had a bias towards natural gas related securities because we believed they exhibited the strongest supply and demand fundamentals. In our opinion, demand for natural gas will outpace supply over the next year, leading to even higher average prices as gas storage levels drop.

During the reporting period, our positions in Chesapeake Energy, EOG Resources, Newfield Exploration and Devon Energy, oil and gas exploration and development companies with a majority of their production and reserves in natural gas, appreciated significantly. Our holdings of the following oil services companies, Weatherford International, Transocean Sedco Forex, Baker Hughes and Grey Wolf, each increased over 50% in value.

Of course, not all of our investments did this well. The Fund's performance was negatively impacted by its exposure to paper and forest products companies, as fear of slowing global economic growth contributed to decreased valuations. However, believing that these stocks offered good value and growth potential if the economy does

(1) The Fin. Times/S&P AW Energy and Basic Industries Index is a composite of 50% Fin. Times/S&P AW Energy Index and 50% Fin. Times/S&P AW Basic Industries Index. It includes various natural resources industries dealing with: construction and building materials, chemicals, mining, metals, minerals, precious metals and minerals, forestry and paper products, and fabricated metal products as well as with oil internationals, crude producers, petroleum products and refineries, non-oil energy sources, and energy equipment and services.

   Top 10 Holdings
   Franklin Natural Resources
   Securities Fund
   6/30/00

   Company                         % of Total
   Sector, Country                 Net Assets
   -------------------------------------------
   Chesapeake Energy Corp.           4.0%
   Energy Minerals, U.S.

   Conoco Inc., B                    3.3%
   Energy Minerals, U.S.

   Weatherford
   International Inc.                3.2%
   Industrial Services, U.S.

   Transocean Sedco
   Forex Inc.                        3.1%
   Industrial Services, U.S.

   EOG Resources Inc.                3.1%
   Energy Minerals, U.S.

   Baker Hughes Inc.                 2.5%
   Industrial Services, U.S.

   IMC Global/Merrill Lynch,
   6.25%, cvt. pfd., IGL             2.4%
   Finance, U.S.

   Pennaco Energy Inc.               2.4%
   Energy Minerals, U.S.

   Pohang Iron & Steel Co.
   Ltd., ADR                         2.4%
   Non-Energy Minerals,
   Korea

   Superior Energy
   Services Inc.                     2.4%
   Industrial Services, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

not slow down excessively, we maintained our exposure to this sector and purchased additional shares of Bowater, a manufacturer and distributor of pulp and paper products. Since we were underweight in our exposure to the steel and base metals sectors, the Fund's performance was not greatly affected by the fact that prices of these stocks fell about 30% during the period.

Looking forward, we expect energy prices to remain above historical averages, which could lead to stronger cash flow for individual energy companies. We also believe that the prospects for companies in the broader natural resources sector will improve over the long term. The Fund is well positioned with investments in companies that have superior management, relatively low costs and the capability to add value for our shareholders through commodity-price cycles. We are optimistic that by combining our top-down industry research with bottom-up stock analysis, we will provide our shareholders with the potential for attractive long-term results.

We thank you for your participation in Franklin Natural Resources Securities Fund and look forward to serving your investment needs in the future. Please feel free to contact us with your comments or questions.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Natural Resources Securities Fund - Class 1 delivered a +20.83% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Natural Resources Securities Fund - Class 1
 Periods ended 6/30/00
                                                                                                        Since
                                                                                                      Inception
                                                             1-Year         5-Year        10-Year     (1/24/89)
 ----------------------------------------------------------------------------------------------------------------
 Average Annual Total Return                              +23.67%        +0.37%          +3.20%        +3.96%
 Cumulative Total Return                                  +23.67%        +1.85%         +37.01%       +55.91%
 Value of $10,000 Investment                              $12,367       $10,185         $13,701       $15,591

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Natural Resources Securities
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                 FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in equity securities of companies, including small capitalization companies, in the real estate industry, primarily real estate investment trusts (REITs).
--------------------------------------------------------------------------------
We are pleased to bring you this semiannual report for Franklin Real Estate Fund. Following weak performances in 1998 and 1999, real estate stocks rebounded significantly during the first six months of 2000, with the strongest gains coming in the last half of the period as volatility in the broader markets seemed to generate renewed interest in value stocks. As we entered
2000, shares of Real Estate Investment Trusts (REITs) were very attractively priced, in our opinion. This, combined with promising operating fundamentals at the property level, helped to provide the catalyst for higher stock prices in the sector, and the Wilshire Real Estate Securities Index rose 15.21% for the six months ended June 30, 2000.(1)

The diversified property sector, which is comprised of those companies whose focus is not limited to one specific property type, represented the Fund's largest weighting. The Fund's second largest weighting, office real estate stocks, was one of the best performing property types during the reporting period, partly as a result of favorable supply and demand characteristics and compelling valuations. In our opinion, these two sectors, in addition to the Fund's third largest weighting, apartments, have favorable long-term fundamentals and reasonable stock valuations.

During the reporting period, we purchased stocks of two mall companies, Chelsea CGA, an outlet mall REIT we believe has strong growth opportunities, and Glimcher Realty, a regional mall repositioning its assets for improved growth potential. Both stocks were trading at attractive valuations, in our view, and offered relatively high dividend yields at the time we purchased them.

(1) Source: Standard and Poor's Micropal. The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investments trusts (REITs) and real estate operating companies. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

   Sector Breakdown
   Franklin Real Estate Fund
   6/30/00

                               % of Total
   Sector                       Net Assets
   ---------------------------------------
   Diversified                    26.8%

   Office                         21.5%

   Apartment                      14.8%

   Retail                         12.1%

   Hotel                          11.1%

   Industrial                      5.4%

   Self Storage                    3.7%

   Manufactured Housing            1.7%

   Health Care                     0.4%

   Short-Term Investments &
   Other Net Assets                2.5%


                                                                          FRE-1

   Top 10 Holdings
   Franklin Real Estate Fund
   6/30/00

   Security                         % of Total
   Security Type                    Net Assets
   --------------------------------------------
   Equity Office Properties           5.7%
   Office

   Starwood Hotels &
   Resorts                            5.6%
   Hotel

   Security Capital Group             4.7%
   Diversified

   Apartment Investment &
   Management                         4.7%
   Apartment

   Equity Residential
   Property Trust                     4.5%
   Apartment

   Prologis Trust                     4.4%
   Industrial

   Glenborough Realty Trust           4.3%
   Diversified

   Meristar Hospitality Corp.         4.0%
   Hotel

   Liberty Property Trust             3.9%
   Diversified

   Public Storage Inc.                3.7%
   Self Storage

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Becoming concerned about overbuilding in the hotel sector, we sold our holdings in Winston Hotels, Felcor Lodging and Host Marriott because of what we felt were the companies' weak growth prospects. We also eliminated our positions in Camden Properties, a regional apartment REIT, Crescent Realty, a diversified REIT, and Developers Diversified, a retail community center REIT, due to their exposure to overbuilt markets in the south and southeast.

Looking forward, we believe real estate fundamentals, with a few exceptions, should continue to benefit from an environment of balanced supply and demand. Given rising rents and selective development opportunities, earnings growth through the rest of 2000 appears strong. Overall, we are optimistic about the prospects for investing in real estate securities. In our opinion, they possess a unique combination of strong fundamentals, favorable valuations and attractive growth opportunities. Consequently, the sector appears to be once again attracting investors due to the earnings visibility and the underlying asset value of real estate companies.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRE-2

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Real Estate Fund - Class 1 delivered a +17.28% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Real Estate Fund - Class 1
 Periods ended 6/30/00
                                                                                         Since
                                                                                       Inception
                                             1-Year         5-Year        10-Year      (1/24/89)
 --------------------------------------------------------------------------------------------------
 Average Annual Total Return               +4.32%         +10.61%        +11.01%          +9.82%
 Cumulative Total Return                   +4.32%         +65.54%       +184.25%        +191.62%
 Value of $10,000 Investment              $10,432         $16,554        $28,425         $29,162

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Real Estate
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                                          FRE-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights

                                                                                  Class 1
                                               -----------------------------------------------------------------------------------
                                                Six Months Ended                       Year Ended December 31,
                                                  June 30, 2000   ----------------------------------------------------------------
                                                   (unaudited)        1999         1998         1997         1996         1995
                                               -----------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $14.92          $19.93       $25.60        $22.15       $17.40       $15.31
                                                    ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................         .36             .88         1.45           .72          .79          .78
 Net realized and unrealized gains (losses) ...        2.08           (1.77)       (5.60)         3.72         4.74         1.83
                                                    ----------------------------------------------------------------------------
Total from investment operations ..............        2.44            (.89)       (4.15)         4.44         5.53         2.61
                                                    ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (1.15)          (1.73)        (.94)         (.67)        (.78)        (.52)
 Net realized gains ...........................        (.69)          (2.39)        (.58)         (.32)          --           --
                                                    ----------------------------------------------------------------------------
Total distributions ...........................       (1.84)          (4.12)       (1.52)         (.99)        (.78)        (.52)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period ................      $15.52          $14.92       $19.93        $25.60       $22.15       $17.40
                                                    ============================================================================
Total return(b)................................      17.28%          (6.14%)     (16.82%)       20.70%       32.82%       17.53%

Ratios/supplemental data
Net assets, end of period (000's) .............    $152,346        $158,553     $282,290      $440,554     $322,721     $213,473
Ratios to average net assets:
 Expenses .....................................        .60%(c)         .58%         .54%          .54%         .57%         .59%
 Net investment income ........................       4.72%(c)        4.83%        5.44%         3.59%        4.80%        4.74%
Portfolio turnover rate .......................       7.35%          10.27%       13.21%        11.62%       10.32%       22.15%

(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized

FRE-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights (continued)

                                                                        Class 2
                                                        ---------------------------------------
                                                         Six Months Ended
                                                          June 30, 2000         Year Ended
                                                           (unaudited)      December 31, 1999(d)
                                                        ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $14.88                $20.21
                                                        ---------------------------------------
Income from investment operations:
 Net investment incomea .............................           .39                  1.29
 Net realized and unrealized gains (losses) .........          2.02                 (2.50)
                                                        ---------------------------------------
Total from investment operations ....................          2.41                 (1.21)
                                                        ---------------------------------------
Less distributions from:
 Net investment income ..............................         (1.15)                (1.73)
 Net realized gains .................................          (.69)                (2.39)
                                                        ---------------------------------------
Total distributions .................................         (1.84)                (4.12)
                                                        ---------------------------------------
Net asset value, end of period ......................        $15.45                $14.88
                                                        =======================================
Total returnb .......................................        17.11%                (7.66%)

Ratios/supplemental data
Net assets, end of period (000's) ...................        $8,842               $ 2,449
Ratios to average net assets:
 Expenses ...........................................          .85%(c)               .83%(c)
 Net investment income ..............................         5.16%(c)              8.84%(c)
Portfolio turnover rate .............................         7.35%                10.27%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period January 6, 1999 (effective date) to December 31, 1999.

                      See notes to financial statements.

                                                                          FRE-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                        SHARES         VALUE
---------------------------------------------------------------------------------
Common Stocks 97.5%
Equity REIT - Apartments 14.8%
Apartment Investment & Management Co., A ..........    175,000     $  7,568,750
Archstone Communities Trust .......................    150,035        3,160,112
Avalonbay Communities Inc. ........................     80,000        3,340,000
Charles E. Smith Residential Realty Inc. ..........     64,000        2,432,000
Equity Residential Properties Trust ...............    157,500        7,245,000
                                                                   ------------
                                                                     23,745,862
                                                                   ------------
Equity REIT - Diversified Property Type 19.5%
Duke-Weeks Realty Corp. ...........................    195,000        4,363,125
Glenborough Realty Trust Inc. .....................    398,700        6,952,331
Istar Financial Inc. ..............................    240,000        5,025,000
Liberty Property Trust ............................    240,000        6,225,000
Reckson Associates Realty Corp., B ................    149,000        3,790,188
Spieker Properties Inc. ...........................     50,000        2,362,500
Vornado Realty Trust ..............................     78,300        2,720,925
                                                                   ------------
                                                                     31,439,069
                                                                   ------------
Equity REIT - Health Care .4%
OMEGA Healthcare Investors Inc. ...................    142,000          639,000
                                                                   ------------
Equity REIT - Hotels 4.0%
MeriStar Hospitality Corp. ........................    310,000        6,510,000
                                                                   ------------
Equity REIT - Industrial 5.4%
Cabot Industrial Trust ............................     82,900        1,632,094
Prologis Trust ....................................    333,800        7,114,113
                                                                   ------------
                                                                      8,746,207
                                                                   ------------
Equity REIT - Office 21.5%
Alexandria Real Estate Equities Inc. ..............    128,400        4,405,725
Arden Realty Inc. .................................    140,600        3,304,100
Brandywine Realty Trust ...........................    300,700        5,750,888
CarrAmerica Realty Corp. ..........................    152,200        4,033,300
Equity Office Properties Trust ....................    335,008        9,233,658
Highwoods Properties Inc. .........................    135,000        3,240,000
Mack-Cali Realty Corp. ............................    120,000        3,082,500
SL Green Realty Corp. .............................     58,400        1,562,200
                                                                   ------------
                                                                     34,612,371
                                                                   ------------
Equity REIT- Residential Communities 1.7%
Sun Communities Inc. ..............................     80,000        2,675,000
                                                                   ------------
Equity REIT - Retail - Community Centers 2.7%
Kimco Realty Corp. ................................    108,000        4,428,000
                                                                   ------------
Equity REIT - Retail - Regional Malls 9.4%
Chelsea GCA Realty Inc. ...........................     35,000        1,209,688
General Growth Properties Inc. ....................    135,000        4,286,250
Glimcher Realty Trust .............................    217,800        3,130,875
Simon Property Group Inc. .........................    190,000        4,215,625
The Macerich Co. ..................................    103,000        2,272,438
                                                                   ------------
                                                                     15,114,876
                                                                   ------------
Equity REIT - Storage 3.7%
Public Storage Inc. ...............................    256,600        6,014,063
                                                                   ------------

FRE-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                  SHARES         VALUE
-------------------------------------------------------------------------------------------
    Common Stocks (cont.)
(a) Diversified Property Type 7.3%
    Security Capital Group Inc., B ..........................   450,200      $  7,653,400
    Security Capital U.S. Realty (Luxembourg) ...............   232,300         4,174,141
                                                                             ------------
                                                                               11,827,541
                                                                             ------------
    Hotels 7.1%
(a) Candlewood Hotel Co. Inc. ...............................   350,000           831,250
(a) MeriStar Hotels & Resorts Inc. ..........................   170,000           488,750
    Starwood Hotels & Resorts Worldwide Inc. ................   275,000         8,954,688
(a) Wyndham International Inc., A ...........................   442,038         1,105,091
                                                                             ------------
                                                                               11,379,779
                                                                             ------------
    Total Long Term Investments (Cost $140,948,425)..........                 157,131,768
                                                                             ------------

                                                                                  PRINCIPAL
                                                                                    AMOUNT
                                                                                -------------
(b) Repurchase Agreement 2.0%
    Joint Repurchase Agreement, 6.563%, 7/03/00, (Maturity Value $3,279,616)
      (Cost $ $3,277,823 ....................................................  $3,277,823          3,277,823
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America LLC
     Goldman, Sachs & Co.
     Greenwich Capital Markets Inc.
     Lehman Brothers, Inc.
     Nesbitt Burns Securities Inc.
     Paine Webber Inc.
     Paribas Corp.
     UBS Warburg
      Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $144,226,248) 99.5%..............................                     160,409,591
    Other Assets, less Liabilities .5% ......................................                         778,082
                                                                                                  -----------
    Net Assets 100% .........................................................                    $161,187,673
                                                                                                 ============

(a)Non-income producing
(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

                                                                          FRE-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $144,226,248
                                                           ============
  Value ...............................................     160,409,591
 Receivables:
  Investment securities sold ..........................         369,082
  Dividends ...........................................         959,599
                                                           ------------
   Total assets .......................................     161,738,272
                                                           ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................         454,167
  Affiliates ..........................................          79,058
 Other liabilities ....................................          17,374
                                                           ------------
   Total liabilities ..................................         550,599
                                                           ------------
    Net assets, at value ..............................    $161,187,673
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $  3,969,322
 Net unrealized appreciation ..........................      16,183,343
 Accumulated net realized loss ........................      (9,438,043)
 Capital shares .......................................     150,473,051
                                                           ------------
    Net assets, at value ..............................    $161,187,673
                                                           ============
Class 1:
 Net assets, at value .................................    $152,345,969
                                                           ============
 Shares outstanding ...................................       9,815,875
                                                           ============
 Net asset value and offering price per share .........    $      15.52
                                                           ============
Class 2:
 Net assets, at value .................................    $  8,841,704
                                                           ============
 Shares outstanding ...................................         572,214
                                                           ============
 Net asset value and offering price per share .........    $      15.45
                                                           ============

                       See notes to financial statements.

FRE-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Dividends ...................................................    $  4,039,972
 Interest ....................................................          76,520
                                                                  ------------
  Total investment income ....................................       4,116,492
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................         445,847
 Distribution fees - Class 2 (Note 3) ........................           6,453
 Custodian fees ..............................................           1,059
 Reports to shareholders .....................................           8,812
 Professional fees (Note 3) ..................................           5,434
 Trustees' fees and expenses .................................             670
 Other .......................................................             656
                                                                  ------------
  Total expenses .............................................         468,931
                                                                  ------------
   Net investment income .....................................       3,647,561
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized loss from investments ..........................      (4,808,834)
 Net unrealized appreciation on investments ..................      25,535,729
                                                                  ------------
Net realized and unrealized gain .............................      20,726,895
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 24,374,456
                                                                  ============

                       See notes to financial statements.

                                                                          FRE-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                              Six Months Ended        Year Ended
                                                                                June 30, 2000      December 31, 1999
                                                                             ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................     $   3,647,561        $   10,382,093
  Net realized gain (loss) from investments ..............................        (4,808,834)            2,394,868
  Net unrealized appreciation (depreciation) on investments ..............        25,535,729           (25,421,990)
                                                                               -----------------------------------
   Net increase (decrease) in net assets resulting from operations .......        24,374,456           (12,645,029)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................       (10,465,200)          (18,056,331)
   Class 2 ...............................................................          (442,237)               (5,537)
  Net realized gains:
   Class 1 ...............................................................        (6,229,113)          (25,020,454)
   Class 2 ...............................................................          (263,710)               (7,673)
                                                                               -----------------------------------
 Total distributions to shareholders .....................................       (17,400,260)          (43,089,995)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................       (12,925,718)          (67,959,433)
   Class 2 ...............................................................         6,137,452             2,405,793
                                                                               -----------------------------------
 Total capital share transactions ........................................        (6,788,266)          (65,553,640)
   Net increase (decrease) in net assets .................................           185,930          (121,288,664)
Net assets:
 Beginning of period .....................................................       161,001,743           282,290,407
                                                                               -----------------------------------
 End of period ...........................................................     $ 161,187,673        $  161,001,743
                                                                               ===================================
Undistributed net investment income included in net assets:
 End of period ...........................................................     $   3,969,322        $   11,229,198
                                                                               ===================================

                               See notes to financial statements.

FRE-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Real Estate Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 89% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation with current income as a secondary goal.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

                                                                         FRE-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        Six Months Ended                    Year Ended
                                                         June 30, 2000                  December 31, 1999(a)
                                                ------------------------------------------------------------------
                                                     Shares          Amount           Shares           Amount
Class 1 Shares:                                 ------------------------------------------------------------------
Shares sold ...................................       359,544    $   5,444,886         575,363    $   10,691,098
Shares issued in reinvestment of distributions      1,159,327       16,694,313       2,652,511        43,076,785
Shares redeemed ...............................    (2,329,948)     (35,064,917)     (6,765,476)     (121,727,316)
                                                ------------------------------------------------------------------
Net decrease ..................................      (811,077)   $ (12,925,718)     (3,537,602)   $  (67,959,433)
                                                ==================================================================
Class 2 Shares:
Shares sold ...................................       499,842    $   7,581,471         165,395    $    2,415,677
Shares issued in reinvestment of distributions         49,229          705,947             815            13,209
Shares redeemed ...............................      (141,500)      (2,149,966)         (1,567)          (23,093)
                                                ------------------------------------------------------------------
Net increase ..................................       407,571    $   6,137,452         164,643    $    2,405,793
                                                ==================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .50%          Over $100 million, up to and including $250 million
               .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $516 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

FRE-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At December 31, 1999, the Fund has deferred capital losses occurring subsequent to October 31, 1999 of $4,078,609. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $144,226,248 was as follows:

  Unrealized appreciation .............  $  30,484,102
  Unrealized depreciation .............    (14,300,759)
                                         -------------
  Net unrealized appreciation .........  $  16,183,343
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $11,050,698 and $28,226,604, respectively.

                                                                         FRE-13

                                 FRANKLIN RISING DIVIDENDS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of companies that have paid consistently rising dividends over the past 10 years, including small capitalization companies.
--------------------------------------------------------------------------------
During the period under review, the U.S. economy continued to strengthen, as gross domestic product (GDP) grew at annualized rates of 4.8% and 5.2% in the first and second quarters of 2000, respectively. The Federal Reserve Board (the
Fed) was concerned that the economy was expanding beyond its capacity to grow at a non-inflationary rate, partly due to the tight labor market. Accordingly, the Fed increased the federal funds target rate by one percentage point during the reporting period, bringing it to 6.5% by June 30, 2000. It appears likely that the combination of rising short-term interest rates, high gasoline prices and somewhat lower stock prices may begin to slow the economy. At the period's end, it seemed market participants were trying to determine the likely duration and depth of any slowdown.

The stock market began the year with the stocks of most "new economy" companies -- mainly those involved in technology, telecommunications and biotechnology -- soaring while many "old economy" stocks declined in price. This caused the valuations of the favored stocks to reach unprecedented levels while many other stocks seemed priced for a recession that we believe does not appear likely. Later in the period, we saw a market rotation out of the favored stocks and into many out-of-favor groups. In June, "new economy" stocks seemed to regain investor favor. From our perspective, relative valuations were still extraordinarily stretched. Some stocks appeared to be discounting very high growth rates for many years, if not decades, to come. Conversely, other companies seemed to be priced as if their growth were suddenly going to stop and never again approach historical rates.

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We look for securities that have had consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we feel are attractive prices, often when they are out of favor with other investors.


                                                                          FRD-1

   Top 10 Stock Holdings
   Franklin Rising Dividends
   Securities Fund
   6/30/00

   Company                       % of Total
   Sector                        Net Assets
-------------------------------------------
   Family Dollar Stores Inc.       7.0%
   Retail Trade

   Alberto-Culver Co.              4.5%
   Consumer Non-Durables

   West Pharmaceutical
   Services Inc.                   4.5%
   Health Technology

   Leggett & Platt Inc.            4.3%
   Consumer Durables

   Cohu Inc.                       4.2%
   Electronic Technology

   Teleflex Inc.                   3.6%
   Producer Manufacturing

   Reynolds & Reynolds Co.         3.5%
   Technology Services

   Washington Mutual Inc.          3.3%
   Finance

   Bemis Co. Inc.                  3.0%
   Process Industries

   National Commerce
   Bancorp.                        2.7%
   Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Dover Corp., a diversified manufacturer of industrial products, is a good example of what we consider an out-of-favor company with rising dividends and other positive fundamental characteristics. Dover has increased its dividend for 44 consecutive years. Over this long period, its earnings-per-share (EPS) growth rate has averaged about 13%, and excluding its now divested elevator business, Dover's EPS growth rate increased 18% over the past 10 years. Last year, EPS growth was a robust 31%. These growth rates exceed the historical earnings growth of the Standard & Poor's 500(R) (S&P 500(R)) Index, and yet Dover's price-to-earnings ratio of 17 (based on 2000 consensus estimates) is below the S&P 500's ratio of 25.(1)

National Commerce Bancorp. (NCBC), one of our larger positions, also exemplifies the Fund's strategy. NCBC has increased its dividend for the past 25 years. Over the past 10 years, the company's dividends grew at a 16% annual rate, its EPS grew at a 15% rate and its return on equity consistently exceeded 18%. In our opinion, these results were largely driven by a 13% average annual revenue growth, strong and improving cost control and outstanding asset quality. Nevertheless, NCBC's price-to-earnings ratio is only slightly greater than 13 based on 2000 consensus estimates.

During the period, the Fund benefited from corporate activity involving two of our holdings. ReliaStar Financial Corp., a life insurance company, agreed to be acquired by ING Group, in a cash transaction that was at a substantial premium to its previous trading level. Block Drug Co. Inc., a health care and dental products manufacturer, announced that they hired an investment banker to review strategic alternatives for enhancing shareholder value.

The Fund's top-performing stock during the period was State Street Corp. The company provides a variety of services to institutional investors and recently achieved market recognition as a dominant global information processor. Teleflex Inc., which rapidly increased shipments of its popular, adjustable foot pedals for automobiles, and Diebold Inc., which seems poised to benefit from an automatic teller machine upgrade cycle, also yielded superior returns during the past six months.

(1) The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange.

FRD-2

Family Dollar Stores Inc., with its "convenience discount" stores, and Alberto-Culver Co., with its successful Sally Beauty Supply distribution business, delivered strong earnings performance during the period.

West Pharmaceutical Services Inc., on the other hand, proved to be a disappointment. West has three main businesses. The largest, designing and manufacturing packaging components for pharmaceutical and health care companies, performed well during the first six months of the year. West's newest business segment, identifying and developing drug delivery systems for biopharmaceutical and other drugs, saw its products move smoothly through the development process. Although so far, this business line has failed to generate any material revenues for the company, it appears to have a bright future. However, West's third business unit, which provides contract manufacturing and packaging services to pharmaceutical and personal care companies, recently delivered unsatisfactory operating results. We expect this business to recover later in the calendar year. As of period-end, West's stock price assumed little future growth in any of these businesses.

Notable year-over-year dividend increases during the past six months came from Washington Mutual Inc. (+17%), Alberto-Culver Co. - Class A (+15%), Nucor Corp. (+15%), Teleflex Inc. (+14%), and Mercury General Corp. (+14%).

As the table shows, our 10 largest positions on June 30, 2000, comprised 40.6% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to our screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 17 years in a row and by 312% in the last 10 years. Their most recent dividend increases averaged 11.7%, for a yield of 2.2% on June 30, 2000, and a dividend payout ratio of 26%. Long-term debt averaged 22% of capitalization, and the average price-to-earnings ratio was 12.5 on calendar 2000 estimates versus 25.0 for that of the unmanaged S&P 500 on the same date.


                                                                          FRD-3

It is our opinion that these companies are representative of the Fund's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRD-4

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Rising Dividends Securities Fund - Class 1 delivered a -1.16% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Rising Dividends Securities Fund - Class 1
 Periods ended 6/30/00
                                                                                       Since
                                                                                     Inception
                                                            1-Year        5-Year     (1/27/92)
 -----------------------------------------------------------------------------------------------
 Average Annual Total Return                              -13.19%      +12.45%         +9.08%
 Cumulative Total Return                                  -13.19%      +79.80%       +107.93%
 Value of $10,000 Investment                               $8,681      $17,980        $20,793

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Rising Dividends Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                                          FRD-5

                                            FRANKLIN VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Value Securities Fund seeks long-term total return. The Fund invests primarily in equity securities of companies, including small capitalization companies, which in the portfolio manager's opinion, are selling substantially below the underlying value of their assets or private market value. The Fund may also invest a small portion in foreign securities.
--------------------------------------------------------------------------------
During the six-month period ended June 30, 2000, the domestic economy remained strong as it entered a record 10th year of expansion, fueled by high spending, consumer confidence and a savings rate near zero. The Federal Reserve Board implemented three separate interest rate increases, bringing the federal funds target rate to 6.5% -- the highest rate in five years -- and by the end of the period, signs of economic weakness began to appear.

The stock markets experienced extreme volatility during the period, with many records shattered. Value stocks generally remained out of favor, while technology stocks continued their climb until the middle of March, when investors seemed to realize that the uncertain rewards did not justify the risk. During the six months under review, the price difference between value and growth stocks registered the widest gap in the market's history.

Our value investment strategy focuses on bargain stocks that we believe are selling at a low price relative to earnings, cash flow or book value. Other stocks may have overlooked assets, such as land or tax-loss carry forwards, or valuable intangibles like patents or distribution systems. Usually, these stocks are out-of-favor when we buy them, which is why we can generally pick them up at bargain prices. If these companies perform as we expect, investors or strategic buyers often will discover their value and bid prices up.

As the table to the right shows, on June 30, 2000, the Fund's largest sector weighting was finance companies at 22.2% of the Fund's total net assets. This significant exposure to a single sector may result in the Fund's experiencing greater volatility than a fund with a more broadly diversified portfolio.


This horizontal bar chart shows the portfolio breakdown of Franklin Value Securities Fund, as a percentage of total net assets on 6/30/00.

Finance                                              22.2%

Producer Manufacturing                               17.3%

Industrial Services                                   9.8%

Consumer Non-Durables                                 8.5%

Transportation                                        6.5%

Consumer Durables                                     6.3%

Process Industries                                    5.9%

Retail Trade                                          4.6%

Electronic Technology                                 4.0%

Non-Energy Minerals                                   2.8%

Energy Minerals                                       2.3%

Technology Services                                   1.9%

Health Technology                                     1.7%

Consumer Services                                     1.4%

Commercial Services                                   0.9%

Short-Term Investments & Other Net Assets             3.9%

   Top 10 Holdings
   Franklin Value Securities Fund
   6/30/00

   Company                     % of Total
   Sector                      Net Assets
   ---------------------------------------
   JLG Industries Inc.             3.2%
   Producer Manufacturing
   Block Drug
   Company Inc., A                 3.1%
   Consumer Non-Durables
   American National
   Insurance Co.                   2.5%
   Finance
   Presidential Life Corp.         2.4%
   Finance
   D.R. Horton Inc.                2.4%
   Consumer Durables
   Tidewater Inc.                  2.4%
   Transportation
   R&B Falcon Corp.                2.3%
   Industrial Services
   Diebold Inc.                    2.3%
   Electronic Technology
   Household
   International Inc.              2.3%
   Finance
   Rowan Cos. Inc.                 2.2%
   Industrial Services

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the reporting period, we concentrated new purchases on companies that we think have strong financial positions and quality management. Two examples are Family Dollar Stores and Leggett & Platt. Family Dollar is a mid-sized manager of a national chain of convenience discount stores. Publicly held for over 30 years, Family Dollar has increased its dividend for 24 consecutive years, has no long-term debt and has achieved accelerated earnings growth in recent years due to the company's popular, everyday low-pricing strategy. At the end of the period, Family Dollar traded at about 18 times this year's estimated earnings, while its larger and better-known competitor, Wal-Mart, sold at around 43 times. Leggett & Platt, incorporated in 1901, manufactures a wide range of engineered products, including components for commercial and retail furnishings and retail store fixtures and displays. Leggett has posted 29 years of increased dividends, which have grown at a greater than 15% compounded annual rate. The company has generated compound annual growth rates of 13.0% in sales and 19.5% in net earnings over the past 10 years, yet traded at the end of the period at a mere 11 times this year's estimated earnings.

Although value investing was out of favor during most of the period, many strategic buyers were still looking for bargains. At the beginning of the reporting period, ING Groep NV agreed to purchase Fund holding ReliaStar Financial Corp. at a substantial premium to ReliaStar's closing price, sending the price of our shares of the company up about 65%. In addition, one of our newer holdings, Duff & Phelps Credit Rating Co., announced that it would be acquired at a 24% premium to our purchase price for the stock. Elsewhere, our oil drilling and oil services stocks performed well during the period, as oil prices continued to climb and ended the period at $32 a barrel, up from $25 six months earlier.

Looking forward, we are hopeful that with the increase in market volatility, more investors will seek what we believe to be rational valuations and return to common sense investing. We remain steadfast and committed to our value investing strategy and believe Franklin Value Securities Fund provides its shareholders with a portfolio of well-managed, financially sound companies with the potential for solid earnings growth and stock price appreciation over the long term.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Value Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Value Securities Fund - Class 1 delivered a +5.80% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Value Securities Fund - Class 1
 Periods ended 6/30/00
                                                Since
                                             Inception
                                   1-Year     (5/1/98)
 -------------------------------------------------------
 Average Annual Total Return       -3.04%        -7.84%
 Cumulative Total Return           -3.04%       -16.22%
 Value of $10,000 Investment       $9,696        $8,378

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Highlights

                                                                              Class 1
                                                          ------------------------------------------------
                                                           Six Months Ended      Year Ended December 31,
                                                             June 30, 2000     ---------------------------
                                                              (unaudited)          1999          1998(c)
                                                          ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................          $7.90             $7.79         $10.00
                                                          ------------------------------------------------
Income from investment operations:
 Net investment income(d) .............................            .05               .05            .02
 Net realized and unrealized gains (losses) ...........            .41               .08          (2.23)
                                                          ------------------------------------------------
Total from investment operations ......................            .46               .13          (2.21)
                                                          ------------------------------------------------
Less distributions from net investment income .........           (.03)             (.02)            --
                                                          ------------------------------------------------
Net asset value, end of period ........................          $8.33             $7.90          $7.79
                                                          ================================================
Total return(b) .......................................          5.80%             1.65%        (22.10%)

Ratios/supplemental data
Net assets, end of period (000's) .....................        $14,323           $11,320         $9,013
Ratios to average net assets:
 Expenses .............................................           .78%(a)           .81%           .83%(a)
 Net investment income ................................          1.20%(a)           .65%           .95%(a)
Portfolio turnover rate ...............................         32.15%            61.23%         22.79%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1998 (effective date) to December 31, 1998.
(d)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Highlights (continued)

                                                                          Class 2
                                                          ---------------------------------------
                                                           Six Months Ended
                                                            June 30, 2000        Year Ended
                                                             (unaudited)     December 31, 1999(c)
                                                          ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $7.88                $7.97
                                                          ---------------------------------------
Income from investment operations:
 Net investment incomed ...............................           .04                  .05
 Net realized and unrealized gains (losses) ...........           .40                 (.12)
                                                          ---------------------------------------
Total from investment operations ......................           .44                 (.07)
                                                          ---------------------------------------
Less distributions from net investment income .........          (.03)                (.02)
                                                          ---------------------------------------
Net asset value, end of period ........................         $8.29                $7.88
                                                          =======================================
Total return(b) .......................................         5.54%                (.90%)

Ratios/supplemental data
Net assets, end of period (000's) .....................        $3,992               $1,263
Ratios to average net assets:
 Expenses .............................................         1.03%(a)             1.06%(a)
 Net investment income ................................         1.04%(a)              .62%(a)
Portfolio turnover rate ...............................        32.15%               61.23%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                          SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks 96.1%
(a) Commercial Services .9%
    Robert Half International Inc. ...................     6,000     $  171,000
                                                                     ----------
    Consumer Durables 6.3%
    D.R. Horton Inc. .................................    32,500        440,781
    Engle Homes Inc. .................................     6,000         57,375
    La-Z-Boy Inc. ....................................    22,000        308,000
    Leggett & Platt Inc. .............................    16,500        272,250
    M/I Schottenstein Homes Inc. .....................     5,000         78,750
                                                                     ----------
                                                                      1,157,156
                                                                     ----------
    Consumer Non-Durables 8.5%
    Block Drug Co. Inc., A ...........................    13,500        571,219
    DIMON Inc. .......................................    40,000         85,000
    Standard Commercial Corp. ........................    40,000        182,500
(a) Timberland Co., A ................................     2,500        177,031
(a) Tropical Sportswear International Corp. ..........    16,500        288,750
    Wolverine World Wide Inc. ........................    26,000        256,750
                                                                     ----------
                                                                      1,561,250
                                                                     ----------
(a) Consumer Services 1.4%
    Aztar Corp. ......................................    16,000        248,000
                                                                     ----------
    Electronic Technology 4.0%
    B.F. Goodrich Co. ................................     2,500         85,156
    Cohu Inc. ........................................     6,000        161,813
    Diebold Inc. .....................................    15,000        418,125
(a) ESCO Electronics Corp. ...........................       600         10,200
(a) SPACEHAB Inc. ....................................    13,500         60,750
                                                                     ----------
                                                                        736,044
                                                                     ----------
    Energy Minerals 2.3%
(a) Nuevo Energy Co. .................................     6,000        113,250
    USX-Marathon Group Inc. ..........................    12,000        300,750
                                                                     ----------
                                                                        414,000
                                                                     ----------
    Finance 22.2%
    Allstate Corp. ...................................    16,500        367,125
    American General Corp. ...........................       800         48,800
    American National Insurance Co. ..................     9,000        459,000
    Harleysville Group Inc. ..........................    17,500        293,125
    Household International Inc. .....................    10,000        415,625
(a) John Hancock Financial Services Inc. .............       800         18,950
    Manulife Financial Corp. (Canada) ................    12,000        213,750
    National Commerce Bancorp. .......................    21,000        337,313
(a) PBOC Holdings Inc. ...............................    16,000        136,000
    Penn-America Group Inc. ..........................     9,500         74,813
    Presidential Life Corp. ..........................    32,000        444,000
(a) Professionals Group Inc. .........................    13,750        336,016
    Reinsurance Group of America Inc. ................     4,900        147,613
    StanCorp Financial Group Inc. ....................     5,500        176,688
    The PMI Group Inc. ...............................     4,700        223,250
    Washington Mutual Inc. ...........................    13,000        375,375
                                                                     ----------
                                                                      4,067,443
                                                                     ----------
    Health Technology 1.7%
    West Pharmaceutical Services Inc. ................    14,200        307,070
                                                                     ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                         SHARES        VALUE
-------------------------------------------------------------------------------
    Common Stocks (cont.)
    Industrial Services 9.8%
(a) Atwood Oceanics Inc. ............................     5,100     $  226,313
    ENSCO International Inc. ........................    11,000        393,938
(a) R&B Falcon Corp. ................................    18,000        424,125
(a) Rowan Cos. Inc. .................................    13,000        394,875
    Santa Fe International Corp. ....................    10,000        349,375
                                                                    ----------
                                                                     1,788,626
                                                                    ----------
    Non-Energy Minerals 2.8%
    Commonwealth Industries Inc. ....................    10,000         58,750
(a) Lone Star Technologies Inc. .....................     8,000        370,000
    LTV Corp. .......................................    33,000         94,875
                                                                    ----------
                                                                       523,625
                                                                    ----------
    Process Industries 5.9%
    Lancaster Colony Corp. ..........................    12,000        230,250
    Myers Industries Inc. ...........................    20,000        215,000
    RPM Inc. ........................................    30,000        303,750
    Sherwin-Williams Co. ............................     8,000        169,500
    Tuscarora Inc. ..................................    10,000        156,250
                                                                    ----------
                                                                     1,074,750
                                                                    ----------
    Producer Manufacturing 17.3%
    Baldor Electric Co. .............................    10,500        195,563
    CIRCOR International Inc. .......................     5,250         42,984
    Dana Corp. ......................................    10,000        211,875
    Graco Inc. ......................................     7,500        243,750
    JLG Industries Inc. .............................    50,000        593,750
    Kaydon Corp. ....................................    11,000        231,000
    Patrick Industries Inc. .........................     2,200         13,750
    Reliance Steel & Aluminum Co. ...................     9,000        172,125
    Superior Industries International Inc. ..........    10,500        270,375
    Teleflex Inc. ...................................     7,500        277,969
    Timken Co. ......................................    18,000        335,250
(a) Tower Automotive Inc. ...........................    23,500        293,750
    Watts Industries Inc., A ........................    15,000        189,375
    Woodhead Industries Inc. ........................     5,000         91,250
                                                                    ----------
                                                                     3,162,766
                                                                    ----------
    Retail Trade 4.6%
    Family Dollar Stores Inc. .......................    19,000        371,688
(a) Rite Aid Corp. ..................................    15,000         98,438
    Schultz Sav-O Stores Inc. .......................     3,800         39,425
    The TJX Companies Inc. ..........................    17,500        328,125
                                                                    ----------
                                                                       837,676
                                                                    ----------
    Technology Services 1.9%
    Reynolds & Reynolds Co., A ......................    14,500        264,625
(a) Ultrak Inc. .....................................    11,400         92,625
                                                                    ----------
                                                                       357,250
                                                                    ----------
    Transportation 6.5%
(a) Atlantic Coast Airlines Holdings Inc. ...........     8,600        273,050
    Kenan Transport Co. .............................     4,300         88,688
(a) Midwest Express Holdings ........................     3,500         75,250
    Teekay Shipping Corp. ...........................    10,000        328,750
    Tidewater Inc. ..................................    12,000        432,000
                                                                    ----------
                                                                     1,197,738
                                                                    ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                       SHARES         VALUE
----------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Total Long Term Investments (Cost $17,254,242).................                $17,604,394
                                                                                   -----------
    Short Term Investments 3.6%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio
     (Cost $660,535) ..............................................   660,535          660,535
                                                                                   -----------
    Total Investments (Cost $17,914,777) 99.7%.....................                 18,264,929
    Other Assets, less Liabilities .3% ............................                     49,801
                                                                                   -----------
    Net Assets 100.0% .............................................                $18,314,730
                                                                                   ===========

(a)Non-income producing
(b)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $17,914,777
                                                           ===========
  Value ...............................................     18,264,929
 Receivables:
  Investment securities sold ..........................         29,442
  Capital shares sold .................................         35,599
  Dividends ...........................................         27,012
                                                           -----------
   Total assets .......................................     18,356,982
                                                           -----------
Liabilities:
 Payables:
  Capital shares redeemed .............................         26,102
  Affiliates ..........................................         12,882
 Other liabilities ....................................          3,268
                                                           -----------
   Total liabilities ..................................         42,252
                                                           -----------
    Net assets, at value ..............................    $18,314,730
                                                           ===========
Net assets consist of:
 Undistributed net investment income ..................    $    94,336
 Net unrealized appreciation ..........................        350,159
 Accumulated net realized gain ........................        136,483
 Capital shares .......................................     17,733,752
                                                           -----------
    Net assets, at value ..............................    $18,314,730
                                                           ===========
Class 1:
 Net assets, at value .................................    $14,322,682
                                                           ===========
 Shares outstanding ...................................      1,720,413
                                                           ===========
 Net asset value and offering price per share .........    $      8.33
                                                           ===========
Class 2:
 Net assets, at value .................................    $ 3,992,048
                                                           ===========
 Shares outstanding ...................................        481,358
                                                           ===========
 Net asset value and offering price per share .........    $      8.29
                                                           ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Dividends ................................................................    $  160,242
 Interest .................................................................           127
                                                                               ----------
  Total investment income .................................................       160,369
                                                                               ----------
Expenses:
 Management fees (Note 3) .................................................        46,747
 Administrative fees (Note 3) .............................................        12,031
 Distribution fees - Class 2 (Note 3) .....................................         3,148
 Custodian fees ...........................................................            55
 Reports to shareholders ..................................................           617
 Professional fees (Note 3) ...............................................         3,012
 Trustees' fees and expenses ..............................................            88
 Other ....................................................................           304
                                                                               ----------
  Total expenses ..........................................................        66,002
                                                                               ----------
   Net investment income ..................................................        94,367
                                                                               ----------
Realized and unrealized gains:
 Net realized gain from investments .......................................       744,433
                                                                               ----------
 Net unrealized appreciation on:
  Investments .............................................................       355,917
  Translation of assets and liabilities denominated in foreign curriencies              7
                                                                               ----------
   Net unrealized appreciation ............................................       355,924
                                                                               ==========
Net realized and unrealized gain ..........................................     1,100,357
                                                                               ==========
Net increase in net assets resulting from operations ......................    $1,194,724
                                                                               ==========

                                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $    94,367        $    68,025
  Net realized gain (loss) from investments and foreign currency transactions ............        744,433           (517,910)
  Net unrealized appreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................        355,924            396,623
                                                                                           -------------------------------------
   Net increase (decrease) in net assets resulting from operations .......................      1,194,724            (53,262)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................        (58,683)           (28,103)
   Class 2 ...............................................................................         (9,308)              (138)
                                                                                           -------------------------------------
 Total distributions to shareholders .....................................................        (67,991)           (28,241)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      2,032,745          2,419,613
   Class 2 ...............................................................................      2,571,890          1,231,781
                                                                                           -------------------------------------
 Total capital share transactions ........................................................      4,604,635          3,651,394
   Net increase in net assets ............................................................      5,731,368          3,569,891
Net assets:
 Beginning of period .....................................................................     12,583,362          9,013,471
                                                                                           -------------------------------------
 End of period ...........................................................................    $18,314,730        $12,583,362
                                                                                           =====================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................    $    94,336        $    67,960
                                                                                           =====================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Value Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 75% of the Fund's shares were sold through one insurance company. The Fund seeks growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                       Six Months Ended                   Year Ended
                                                        June 30, 2000                 December 31, 1999(a)
                                                --------------------------------------------------------------
                                                     Shares         Amount          Shares          Amount
Class 1 Shares:                                 --------------------------------------------------------------
Shares sold ...................................     1,304,519    $ 10,267,990      1,587,252    $  12,476,029
Shares issued in reinvestment of distributions          7,200          58,684          3,306           28,103
Shares redeemed ...............................    (1,024,077)     (8,293,929)    (1,314,579)     (10,084,519)
                                                --------------------------------------------------------------
Net increase ..................................       287,642    $  2,032,745        275,979    $   2,419,613
                                                ==============================================================
Class 2 Shares:
Shares sold ...................................       384,157    $  3,064,383        195,613    $   1,501,629
Shares issued in reinvestment of distributions          1,146           9,308             16              138
Shares redeemed ...............................       (64,255)       (501,801)       (35,319)        (269,986)
                                                --------------------------------------------------------------
Net increase ..................................       321,048    $  2,571,890        160,310    $   1,231,781
                                                ==============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Advisory Services, LLC (Advisory Services)              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
                .60%         First $200 million
                .50%         Over $200 million, up to and including $1.3 billion
                .40%         Over $1.3 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $123 that were paid to law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
  2006 ..............................  $ 64,007
  2007 ..............................   382,947
                                       --------
                                       $446,954
                                       ========

At December 31, 1999, the Fund had deferred capital losses of $27,329 occurring subsequent to October 31, 1999. For tax purposes such losses will be reflected in the year ending December 31, 2000.

Net realized capital gains differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $18,241,867 was as follows:

  Unrealized appreciation .............  $  2,417,020
  Unrealized depreciation .............    (2,393,958)
                                         ------------
  Net unrealized appreciation .........  $     23,062
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $9,243,988 and $4,843,132 respectively.

                                             MUTUAL SHARES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a small portion in foreign securities.
--------------------------------------------------------------------------------
For most of the six-month period under review, the U.S. economy continued to grow at a robust pace. Apparently concerned about the possibility of future inflation, the U.S. Federal Reserve Board (the Fed) raised the federal funds target rate three times. Though consumer spending receded following the rate hikes, the U.S. economy continued to grow at a surprisingly robust 5.2% annual rate in the second quarter. U.S. and European equity markets experienced unusual volatility throughout the reporting period. For example, the Standard & Poor's(R) 500 (S&P 500(R)) Composite Index declined by 7.00% from January through February, rallied nearly 10% in March, then dropped 9.48% from the end of March through mid-April before rebounding to end the six-month period at -0.42%.(1) The technology-heavy Nasdaq Composite Index was even more volatile.(2) Whipsawed by investor concerns over such issues as historically high valuations and the federal district court's anti-monopoly ruling against technology bellwether Microsoft, the Nasdaq(R) soared 24.07% through mid-March, then plummeted 37.32% in the succeeding 2-1/2 months before rebounding in June to end the six-month period at -2.02%. Within this environment, the Fund's returns compared favorably to the S&P 500 Index which, as noted, declined 0.42%, and to the Lipper Multi-Cap Value Funds Average, which declined 0.47% during the same period.(3)

We believe the Fund's performance relative to these indexes was due largely to our disciplined value and special situations approach. As the Fed waged a war against inflation by raising interest rates, prices of

(1) The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange.

(2) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

(3) Sources: Standard & Poor's Micropal and Lipper Analytical Services, Inc. The Lipper Multi-Cap Value Funds Average is an equally weighted average consisting of 518 mutual funds (including Mutual Shares Securities Fund) within the Multi-Cap Value investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.


This horizontal bar chart shows the geographic distribution as a percentage of total net assets on 6/30/00 for Mutual Shares Securities Fund.

United States               66.5%

United Kingdom               4.6%

France                       2.8%

Sweden                       2.5%

Netherlands                  0.6%

Other Countries              2.1%

Fixed-Income Securities      6.6%

Government Agencies
& Other Net Assets          14.3%

   Top 10 Holdings
   Mutual Shares Securities Fund
   6/30/00

   Company                        % of Total
   Sector, Country                Net Assets
   -----------------------------------------
   Investor AB                       2.5%
   Multi-Industry, Sweden

   Telephone & Data
   Systems Inc.                      2.4%
   Telecommunications,
   United States

   AT&T Corp.                        2.4%
   Telecommunications,
   United States

   United Asset
   Management Corp.                  2.1%
   Financial Services,
   United States

   Washington Post Co.               1.8%
   Broadcasting &
   Publishing, United States

   Federated Department
   Stores Inc.                       1.8%
   Merchandising,
   United States

   BF Goodrich Co.                   1.7%
   Aerospace & Military
   Technology,
   United States

   Bear Stearns
   Companies Inc.                    1.6%
   Financial Services,
   United States

   Scripps Co.                       1.6%
   Broadcasting &
   Publishing, United States

   Delphi Automotive
   Systems, Inc.                     1.6%
   Automobiles,
   United States

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

some cyclical stocks fell to levels we have not seen for many years. This situation provided us with opportunities to purchase what we believed to be high-quality stocks that had been unduly neglected by the marketplace.

B.F. Goodrich is an example of how we were able to use the market's volatility to our advantage. As old economy stocks seemed to fall out of favor with investors chasing after the new economy high flyers, Goodrich's stock price declined to the low $20s partly due to fears of a cyclical downturn in the commercial aerospace industry. In early 2000, Goodrich was trading at just seven times earnings and a 50% discount to its estimated intrinsic value. In addition, management's intention to restructure the company into a more focused, profitable organization gave us the catalyst we needed to seek to unlock its hidden value. Subsequently, management announced its plan to sell Goodrich's sizable chemicals division, aggressively repurchased stock, and the outlook for the commercial aerospace industry improved. The stock appreciated over 50% from its lows and, during the first six months of 2000, was the second-largest contributor to the Fund's performance.

The largest contributor to the Fund's returns during the reporting period was Lagardere, a family-controlled French defense and media holding company that has been transforming itself into a media powerhouse. Until recently, the company's primary focus was in the defense industry, it did not own its media assets outright, and margins were below those of its peers. This caused Lagardere's stock valuation to become steeply discounted, and we were able to buy shares at less than 50% of what we believed the assets to be worth. Lagardere has made tremendous strides since then, increasing ownership of its non-wholly owned media assets while broadening and strengthening its media portfolio. Today, it is the world's largest magazine publisher and controls assets including newspapers, radio stations, book publishers and a movie production company. Investors finally started to recognize Lagardere as a premier media conglomerate, causing its stock to appreciate more than 43% from the start of the reporting period to June 30, 2000.

Of course, not all of our stocks proved to be success stories. The share price of Finova (financial services) fell sharply when the company missed first quarter earnings targets partly due to a special charge needed to bolster loan loss reserves. Faced with higher financing costs and slowing growth, Finova's board of directors announced in May their intention to explore strategic alternatives to maximize the value of the firm. Owens Illinois (a glass packaging manufacturer) was another disappointment. Its share price declined when its South American and Eastern European operations were negatively impacted by economic weakness in those regions. However, we expect economic recovery to stimulate future demand for Owens Illinois products, and we believe the stock could prove to be a profitable investment for the Fund.

During the reporting period, we added to our positions in out-of-favor sectors such as traditional media, purchasing shares of Washington Post and E.W. Scripps. We also added to or established positions in the retailing sector, buying shares of May Department Stores and Sears.

On the sell side -- adhering to our strategy of seeking to buy assets at a discount and sell near full value -- we pared our holdings of stocks whose prices had appreciated significantly since their original purchase date. These included Investor (Swedish holding company), Kansas City Southern (U.S. railroad and financial services company) and Aventis (French life sciences and pharmaceutical company). We also sold positions in companies we believed were subject to deteriorating business conditions or whose management did not act like owners.

Throughout the period, we continued to seek out undervalued opportunities in the risk arbitrage and bankruptcy arenas. One notable arbitrage success story during the period was our investment in U.S. West, a telecommunications company that was acquired by Qwest Communications. With the deal structured as an equity swap, our investment in U.S. West enabled us to indirectly accumulate a position in a high-growth company such as Qwest in what we believed to be a low-risk way. Since having initially purchased U.S. West in the mid-$50s range in the summer of 1999, the stock price appreciated more than 50% by its acquisition date in June of 2000. Regarding bankruptcies, we believe if the Fed continues to raise rates and the economy slows, there will be an increasing supply of distressed bonds and bank debt from which to choose.

   Top 10 Sectors
   Mutual Shares Securities Fund
   Based on Equity Securities
   6/30/00

                                    % of Total
   Sector                           Net Assets
   -------------------------------------------
   Multi-Industry                       9.1%
   Financial Services                   8.6%
   Broadcasting & Publishing            8.1%
   Telecommunications                   6.9%
   Merchandising                        5.3%
   Insurance                            4.1%
   Automobiles                          3.6%
   Transportation                       3.4%
   Forest Products & Paper              3.4%
   Banking                              3.3%

Looking forward, we will continue to search for what we consider to be undervalued investments that provide our shareholders with the potential for excellent long-term, low-risk returns. With our disciplined due diligence and our three-pronged approach to value combining bargain stocks, bankruptcies and special situations, we believe Mutual Shares Securities Fund is well positioned to capitalize on today's volatile marketplace.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/00

Mutual Shares Securities Fund - Class 1 delivered a +1.25% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Shares Securities Fund - Class 1
 Periods ended 6/30/00
                                                                             Since
                                                                           Inception
                                                 1-Year         3-Year     (11/8/96)
 -----------------------------------------------------------------------------------
 Average Annual Total Return                   +0.24%          +7.91%        +9.69%
 Cumulative Total Return                       +0.24%         +25.65%       +40.04%
 Value of $10,000 Investment                  $10,024         $12,565       $14,004

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.


Mutual Shares Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights

                                                                                 Class 1
                                                      --------------------------------------------------------------------
                                                       Six Months Ended             Year Ended December 31,
                                                         June 30, 2000   -------------------------------------------------
                                                          (unaudited)        1999        1998         1997        1996(c)
                                                      --------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .................     $13.23            $11.96      $12.18       $10.35       $10.00
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income(d).............................        .16               .20         .28          .13          .02
 Net realized and unrealized gains (losses) ..........        .01              1.41        (.25)        1.71          .33
                                                      --------------------------------------------------------------------
Total from investment operations .....................        .17              1.61         .03         1.84          .35
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................       (.38)             (.34)       (.13)        (.01)          --
 Net realized gains ..................................       (.33)               --        (.12)          --           --
                                                      --------------------------------------------------------------------
Total distributions ..................................       (.71)             (.34)       (.25)        (.01)          --
                                                      --------------------------------------------------------------------
Net asset value, end of period .......................     $12.69            $13.23      $11.96       $12.18       $10.35
                                                      ====================================================================
Total return(b).......................................      1.25%            13.40%        .09%       17.73%        3.50%
Ratios/supplemental data
Net assets, end of period (000's) ....................   $393,798          $448,278    $482,444     $387,787      $27,677

Ratios to average net assets:
 Expensese ...........................................       .80%(a)           .79%        .79%         .80%        1.00%(a)
 Net investment income ...............................      2.42%(a)          1.59%       2.60%        2.10%        2.56%(a)
Portfolio turnover rate ..............................     33.82%            80.02%      70.19%       49.01%        1.31%
(e)Excluding dividend expense on securities
   sold short, the ratios of expenses to
   average net assets would have been:
Expenses .............................................        77%(a)           .77%        .77%         .80%        1.00%(a)

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period November 8, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights (continued)

                                                                              Class 2
                                                               -------------------------------------
                                                                Six Months Ended
                                                                 June 30, 2000       Year Ended
                                                                  (unaudited)    December 31, 1999(c)
                                                               -------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................      $13.25             $12.36
                                                               -------------------------------------
Income from investment operations:
 Net investment income(d) ....................................         .14                .16
 Net realized and unrealized gains ...........................          --               1.07
                                                               -------------------------------------
Total from investment operations .............................         .14               1.23
                                                               -------------------------------------
Less distributions from:
 Net investment income .......................................        (.37)              (.34)
 Net realized gains ..........................................        (.33)                --
                                                               -------------------------------------
Total distributions ..........................................        (.70)              (.34)
                                                               -------------------------------------
Net asset value, end of period ...............................      $12.69             $13.25
                                                               =====================================
Total returnb ................................................        .98%              9.91%
Ratios/supplemental data
Net assets, end of period (000's) ............................     $19,655             $5,716
Ratios to average net assets:
 Expensese ...................................................       1.05%(a)           1.04%(a)
 Net investment income .......................................       2.27%(a)           1.26%(a)
Portfolio turnover rate ......................................      33.82%             80.02%
(e)Excluding dividend expense on securities
   sold short, the ratios of expenses to average
   net assets would have been:
Expenses .....................................................       1.02%(a)           1.04%(a)

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                              COUNTRY         SHARES         VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks and Rights 79.7%
    Aerospace & Military Technology 2.2%
    B.F. Goodrich Co. ................................     United States     206,732     $  7,041,807
(a) Hexcel Corp. .....................................     United States      42,000          399,000
    Rockwell International Corp. .....................     United States      49,600        1,562,400
                                                                                         ------------
                                                                                            9,003,207
                                                                                         ------------
    Appliances & Household Durables .7%
    Maytag Corp. .....................................     United States      78,290        2,886,944
                                                                                         ------------
    Automobiles 3.6%
    Borg Warner Inc. .................................     United States      42,655        1,498,257
(a) Consorcio G Grupo Dina SA de CV, L, ADR ..........        Mexico          77,350          154,700
    Delphi Automotive Systems Corp. ..................     United States     442,560        6,444,779
    General Motors Corp. .............................     United States      45,626        2,649,160
(a) Lear Corp. .......................................     United States     195,696        3,913,920
                                                                                         ------------
                                                                                           14,660,816
                                                                                         ------------
    Banking 3.3%
    Bank of Ireland ..................................    Irish Republic     210,350        1,330,768
    Banknorth Group Inc. .............................     United States     178,255        2,729,530
    Chase Manhattan Corp. ............................     United States      62,100        2,860,481
    National City Corp. ..............................     United States      65,189        1,112,287
    Sovereign Bancorp Inc. ...........................     United States     255,200        1,794,375
    U.S. Bancorp. ....................................     United States     198,124        3,813,887
                                                                                         ------------
                                                                                           13,641,328
                                                                                         ------------
    Beverages & Tobacco 2.6%
    Brown-Forman Corp., A ............................     United States         500           26,375
    Brown-Forman Corp., B ............................     United States      37,200        1,999,500
    Gallaher Group PLC ...............................    United Kingdom     410,150        2,243,013
    Gallaher Group PLC, ADR ..........................    United Kingdom      18,200          390,163
    Pepsi Bottling Group Inc. ........................     United States     144,000        4,203,000
    UST Inc. .........................................     United States     139,000        2,041,562
                                                                                         ------------
                                                                                           10,903,613
                                                                                         ------------
    Broadcasting & Publishing 8.1%
(a) AT&T Corp. - Liberty Media Group, A ..............     United States     157,296        3,814,427
    Central Newspapers Inc., A .......................     United States      42,560        2,691,920
    Dow Jones & Co. Inc. .............................     United States      12,600          922,950
    Dun & Bradstreet Corp. ...........................     United States     140,800        4,030,400
(a) Fox Entertainment Group Inc., A ..................     United States      47,500        1,442,813
    Knight-Ridder Inc. ...............................     United States      46,120        2,453,008
    Media General Inc., A ............................     United States      17,790          863,927
    Meredith Corp. ...................................     United States      86,859        2,931,491
    NV Holdingsmig de Telegraaf ......................      Netherlands        1,468           33,772
    Scripps Co., A ...................................     United States     134,185        6,608,611
    Washington Post Co., B ...........................     United States      15,890        7,595,420
                                                                                         ------------
                                                                                           33,388,739
                                                                                         ------------
    Building Materials & Components 1.2%
(a) American Standard Cos. Inc. ......................     United States      88,050        3,610,050
    Sherwin-Williams Co. .............................     United States      61,100        1,294,556
                                                                                         ------------
                                                                                            4,904,606
                                                                                         ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                              SHARES
                                                              COUNTRY        /RIGHTS         VALUE
----------------------------------------------------------------------------------------------------
    Common Stocks and Rights (cont.)
    Business & Public Services 2.5%
(a) DecisionOne Corp. ................................     United States      24,761     $   111,425
    National Service Industries Inc. .................     United States      57,600       1,123,200
    Rentokil Initial PLC .............................    United Kingdom     677,000       1,542,433
(a) Republic Services Inc. ...........................     United States     276,300       4,420,800
    Suez Lyonnaise des Eaux SA .......................        France          17,174       3,020,808
                                                                                         -----------
                                                                                          10,218,666
                                                                                         -----------
    Chemicals 1.4%
(a) Cytec Industries Inc. ............................     United States     139,900       3,453,781
(a) Henkel KGAA, pfd. ................................        Germany          3,200         184,042
    Union Carbide Corp. ..............................     United States      49,450       2,447,775
                                                                                         -----------
                                                                                           6,085,598
                                                                                         -----------
    Data Processing & Reproduction .9%
    Compaq Computer Corp. ............................     United States      56,200       1,436,613
(a) NCR Corp. ........................................     United States      16,600         646,363
(a) Unisys Corp. .....................................     United States     101,080       1,471,978
                                                                                         -----------
                                                                                           3,554,954
                                                                                         -----------
    Electronic Components & Instruments .7%
    Williams PLC .....................................    United Kingdom     527,160       3,068,455
                                                                                         -----------
    Energy Sources 1.1%
(a) Abraxas Petroleum Corp. ..........................     United States      24,741          37,112
(a) Abraxas Petroleum Corp., rts., 11/01/04 ..........     United States      24,741          12,371
    Burlington Resources Inc. ........................     United States     110,700       4,234,274
    Conoco Inc., A ...................................     United States       7,800         171,600
                                                                                         -----------
                                                                                           4,455,357
                                                                                         -----------
    Financial Services 8.6%
    Ambac Financial Group Inc. .......................     United States      25,800       1,414,163
    Bear Stearns Cos. Inc. ...........................     United States     159,651       6,645,472
    CIT Group Inc., A ................................     United States     284,270       4,619,388
    Finova Group Inc. ................................     United States     142,000       1,846,000
    Greenpoint Financial Corp. .......................     United States     158,994       2,981,138
    Heller Financial Inc. ............................     United States       4,900         100,450
    Household International Inc. .....................     United States     101,765       4,229,608
    Lehman Brothers Holdings Inc. ....................     United States      27,800       2,628,838
    Liberty Financial Cos. Inc. ......................     United States       1,647          36,131
(a) MFN Financial Corp. ..............................     United States      39,778         246,126
    PMI Group Inc. ...................................     United States      46,450       2,206,375
    United Asset Management Corp. ....................     United States     364,700       8,524,863
                                                                                         -----------
                                                                                          35,478,552
                                                                                         -----------
    Food & Household Products 2.6%
    Bestfoods ........................................     United States       5,200         360,100
(a) Fine Host Corp. ..................................     United States     139,062       1,376,714
(a) Pactiv Corp. .....................................     United States     244,425       1,924,847
    Sara Lee Corp. ...................................     United States     100,100       1,933,181
    U.S. Industries Inc. .............................     United States     188,150       2,281,319
(a) Universal Foods Corp. ............................     United States      16,600         307,100
    Van Melle NV .....................................      Netherlands       92,696       2,532,338
                                                                                         -----------
                                                                                          10,715,599
                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                 COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------
    Common Stocks and Rights (cont.)
    Forest Products & Paper 3.4%
    Abitibi-Consolidated Inc. ...........................        Canada          93,073      $   863,706
    Boise Cascade Corp. .................................     United States     114,400        2,960,100
    International Paper Co. .............................     United States     113,200        3,374,775
    Mead Corp. ..........................................     United States     124,800        3,151,200
    Rayonier Inc. .......................................     United States      62,850        2,254,744
    St. Joe Co. .........................................     United States      50,700        1,521,000
                                                                                             -----------
                                                                                              14,125,525
                                                                                             -----------
    Health & Personal Care 2.3%
    Aventis SA ..........................................        France          44,301        3,246,436
    Bristol-Myers Squibb Co. ............................     United States      30,400        1,770,800
(a) Foundation Health Systems Inc., A ...................     United States     184,355        2,396,615
    Tenet Healthcare Corp. ..............................     United States      72,785        1,965,195
(a) Ventas Inc. .........................................     United States      83,500          266,156
                                                                                             -----------
                                                                                               9,645,202
                                                                                             -----------
    Industrial Components .6%
(a) Owens-Illinois Inc. .................................     United States     212,810        2,487,217
                                                                                             -----------
    Insurance 4.1%
    Allmerica Financial Corp. ...........................     United States      58,100        3,042,987
    Financial Security Assurance Holdings Ltd. ..........     United States       3,900          295,913
    Hartford Financial Services Group Inc. ..............     United States      36,100        2,019,344
    MBIA Inc. ...........................................     United States      94,200        4,539,263
(a) MetLife Inc. ........................................     United States      56,800        1,196,350
    Old Republic International Corp. ....................     United States     196,800        3,247,200
    White Mountain Insurance Group Inc. .................     United States      15,600        2,496,000
                                                                                             -----------
                                                                                              16,837,057
                                                                                             -----------
    Leisure & Tourism 2.9%
    Galileo International Inc. ..........................     United States     166,730        3,480,489
(a) Park Place Entertainment Corp. ......................     United States     277,200        3,378,375
    Starwood Hotels & Resorts Worldwide Inc. ............     United States     162,315        5,285,382
                                                                                             -----------
                                                                                              12,144,246
                                                                                             -----------
    Machinery & Engineering .6%
    Invensys PLC ........................................    United Kingdom     705,112        2,641,888
                                                                                             -----------
    Merchandising 5.3%
(a) Brunos Inc. .........................................     United States       5,044          479,180
(a) Cendant Corp. .......................................     United States      34,200          478,800
(a) Federated Department Stores Inc. ....................     United States     221,254        7,467,322
    Hasbro Inc. .........................................     United States     117,675        1,772,480
    May Department Stores Co. ...........................     United States     173,200        4,156,800
(a) Payless Shoesource Inc. .............................     United States      38,015        1,948,269
(a) Saks Inc. ...........................................     United States     240,400        2,524,200
    Sears, Roebuck & Co. ................................     United States      95,600        3,118,950
                                                                                             -----------
                                                                                              21,946,001
                                                                                             -----------
    Metals & Mining .1%
(a) Philip Services Corp. ...............................        Canada          24,393          153,219
                                                                                             -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                           COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------
      Common Stocks and Rights (cont.)
      Multi-Industry 9.1%
 (a)  Alleghany Corp. .............................................     United States      17,377      $  2,919,336
 (a)  Berkshire-Hathaway Inc., A ..................................     United States          57         3,066,600
 (a)  Berkshire Hathaway Inc., B ..................................     United States          22            38,720
      Cheung Kong Holdings Ltd. ...................................       Hong Kong       126,900         1,404,067
      Compagnie Financiere Richemont AG, Br., A ...................      Switzerland          547         1,478,424
      Compagnie Generale D'Industrie et de Participation ..........        France          23,137           989,140
      Corporacion Financiera Alba SA ..............................         Spain          36,037           953,396
      Investor AB, A ..............................................        Sweden         620,910         8,424,157
      Investor AB, B ..............................................        Sweden         127,421         1,750,568
      Kansas City Southern Industries Inc. ........................     United States      20,200         1,791,488
      Kinnevik AB, B ..............................................        Sweden          10,100           259,092
      Lagardere SCA ...............................................        France          54,472         4,177,139
 (a)  Thermo Electron Corp. .......................................     United States     261,000         5,497,313
      TRW Inc. ....................................................     United States     109,506         4,749,823
                                                                                                       ------------
                                                                                                         37,499,263
                                                                                                       ------------
      Real Estate .2%
 (a)  Alexander's Inc. ............................................     United States       8,000           586,000
(a,b) Security Capital European Realty ............................     United States      27,030           398,557
                                                                                                       ------------
                                                                                                            984,557
                                                                                                       ------------
      Recreation & Other Consumer Goods .8%
      Carnival Corp. ..............................................     United States      63,600         1,240,200
      Xerox Corp. .................................................     United States      89,600         1,859,200
                                                                                                       ------------
                                                                                                          3,099,400
                                                                                                       ------------
      Telecommunications 6.9%
      AT&T Corp. ..................................................     United States     115,100         3,640,037
      AT&T Corp., W/I .............................................     United States     185,060         6,106,980
      British Telecommunications PLC ..............................    United Kingdom     157,800         2,037,686
      Centurytel Inc. .............................................     United States     107,300         3,084,875
 (a)  General Motors Corp., H .....................................     United States      16,016         1,405,404
      SBC Communications Inc. .....................................     United States      58,200         2,517,150
      Telephone & Data Systems Inc. ...............................     United States      98,910         9,915,728
                                                                                                       ------------
                                                                                                         28,707,860
                                                                                                       ------------
      Transportation 3.4%
      Burlington Northern Santa Fe Corp. ..........................     United States     111,600         2,559,825
      Florida East Coast Industries Inc. ..........................     United States     110,600         4,424,000
      Peninsular & Oriental Steam Navigation Co. ..................    United Kingdom     267,740         2,281,933
      Railtrack Group PLC .........................................    United Kingdom     318,002         4,944,033
                                                                                                       ------------
                                                                                                         14,209,791
                                                                                                       ------------
      Utilities Electrical & Gas .5%
 (a)  Citizens Communications Co., B ..............................     United States       5,443            93,892
      E.On AG .....................................................        Germany         42,600         2,062,133
                                                                                                       ------------
                                                                                                          2,156,025
                                                                                                       ------------
      Total Common Stocks and Rights (Cost $315,343,267)...........                                     329,603,685
                                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                          PRINCIPAL
                                                                      COUNTRY               AMOUNT*             VALUE
--------------------------------------------------------------------------------------------------------------------
Corporate Bonds & Notes 2.6%
Abraxas Petroleum Corp., Series A, 11.50%, 11/01/04 ..........     United States     $      290,500      $   245,473
DecisionOne Corp., Term Loan .................................     United States            935,503          795,178
Eurotunnel Finance Ltd.:
Equity Note, 12/31/03 ........................................    United Kingdom            286,406 GBP      164,758
Participation Loan Note, 4/30/40 .............................    United Kingdom            158,000 GBP       35,121
Eurotunnel PLC:
12/31/18, Tier 2 .............................................    United Kingdom          1,051,800 GBP    1,098,660
12/31/25, Tier 3 .............................................    United Kingdom            791,758 GBP      695,187
12/31/50, Resettable Advance R5 ..............................    United Kingdom            342,767 GBP      191,991
Stabilization Advance S8, Tier 1 .............................    United Kingdom            220,793 GBP       86,904
Stabilization Advance S8, Tier 2 .............................    United Kingdom            186,822 GBP       65,049
Eurotunnel SA:
12/31/18, Tier 2 (Libor) .....................................        France                441,192 EUR      287,576
12/31/18, Tier 2 (Pibor) .....................................        France                133,474 EUR       87,001
12/31/25, Tier 3 (Libor) .....................................        France                581,383 EUR      317,653
12/31/25, Tier 3 (Pibor) .....................................        France                242,272 EUR      132,372
12/31/50, Resettable Advance R4 ..............................        France                297,824 EUR      104,200
Stabilization Advance S6, Tier 1(Pibor) ......................        France                109,282 EUR       27,236
Stabilization Advance S7, Tier 1(Pibor) ......................        France                 74,647 EUR       18,604
Stabilization Advance S6, Tier 2 .............................        France                159,795 EUR       33,698
Finova Capital Corp.:
6.11%, 2/18/03 ...............................................     United States            313,000          269,902
6.15%, 3/31/03 ...............................................     United States             55,000           46,596
7.25%, 11/08/04 ..............................................     United States            190,000          166,488
Golden Books Publishing Inc., 10.75%, 2/20/49 ................     United States            133,400           61,364
HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 .................    United Kingdom          1,235,000          710,125
La Quinta Inns Inc.:
7.25%, 3/15/04 ...............................................     United States             89,000           66,750
7.33%, 4/01/08 ...............................................     United States            205,000          137,350
Laidlaw Inc.:
7.70%, 8/15/02 ...............................................        Canada                 74,000           21,830
7.05%, 5/15/03 ...............................................        Canada                 20,000            5,950
6.65%, 10/01/04 ..............................................        Canada                225,000           54,000
7.875%, 4/15/05 ..............................................        Canada                225,000           66,375
7.65%, 5/15/06 ...............................................        Canada                200,000           48,000
8.75%, 4/15/25 ...............................................        Canada                331,000           97,645
6.72%, 10/01/27 ..............................................        Canada                535,000          132,413
Levi Straus & Co.:
6.80%, 11/01/03 ..............................................     United States             20,000           16,400
7.00%, 11/01/06 ..............................................     United States             85,000           64,600
Meditrust Corp.
7.00%, 8/15/07 ...............................................     United States            170,000          113,900
7.82%, 9/10/26 ...............................................     United States            665,000          512,050
MFN Financial Corp.:
Series A, 10.00%, 3/23/01 ....................................     United States            114,027          109,181
Series B, FRN, 11.26%, 3/23/01 ...............................     United States            139,024          134,506
Philip Services Corp.:
PIK, 10.00%, 5/01/05 .........................................        Canada                111,689           89,351
Senior Term Debt, 9.00%, 5/01/05 .............................        Canada                213,053          191,747

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                             PRINCIPAL
                                                                           COUNTRY            AMOUNT*            VALUE
--------------------------------------------------------------------------------------------------------------------------
    Corporate Bonds & Notes (cont.)
    Rite Aid Corp.:
    7.125%, 1/15/07 ................................................   United States      $       145,000     $    71,775
    144A, 6.125%, 12/15/08 .........................................   United States               45,000          21,825
    6.875%, 8/15/13 ................................................   United States               55,000          26,400
    7.70%, 2/15/27 .................................................   United States               70,000          31,500
    Service Corp. International:
    7.375%, 4/15/04 ................................................   United States              335,000         206,025
    6.00%, 12/15/05 ................................................   United States               80,000          43,600
    7.70%, 4/15/09 .................................................   United States               44,000          23,100
    SFC New Holdings Inc., PIK, 13.25%, 8/15/03 ....................   United States            1,273,000       1,018,400
    Southwest Royalties Inc., B, 10.50%, 10/15/04 ..................   United States              870,000         561,150
    TFM SA de CV:
    senior disc. note, zero cpn. ...................................       Mexico                 165,000         114,263
    10.25%, 6/15/07 ................................................       Mexico                 250,000         218,750
    Ventas Inc.:
    Tranche A, Term Loan, 12/31/02 .................................   United States              144,581         130,364
    Tranche B, Term Loan, 12/31/05 .................................   United States              548,862         480,254
    Tranche C, Term Loan, 12/31/07 .................................   United States              163,970         143,473
    Vlasic Foods International Inc., 10.25%, 7/01/09 ...............   United States              487,000         172,885
                                                                                                              -----------
    Total Corporate Bonds & Notes (Cost $11,418,988)................                                           10,766,948
                                                                                                              -----------
(c) Bonds & Notes In Reorganization 4.0%
(a) Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ............   United States               45,000          17,213
(a) Altos Hornos de Mexico SA:
    cvt., 5.50%, 12/15/01 ..........................................       Mexico                  20,000           7,100
    Series A, 11.375%, 4/30/02 .....................................       Mexico                 391,000         138,805
    Series B, 11.875%, 4/30/04 .....................................       Mexico                 460,000         158,700
    Tranche A, Term Loan ...........................................   United States              117,181          48,044
(a) Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ..........       Mexico               5,657,000       2,008,234
(a) Crown Leasing, Bank Claim ......................................       Japan               77,969,709 JPY      51,584
(a) Dow Corning Corp.:
    9.375%, 2/01/08 ................................................   United States              550,000         783,750
    Bank Debt #1 ...................................................   United States              100,000         136,000
(a) Genesis Health Ventures Inc.:
    Revolver .......................................................   United States              722,380         452,210
    Term Loan A ....................................................   United States               39,642          24,419
    Term Loan B ....................................................   United States               77,937          48,711
    Term Loan C ....................................................   United States               78,077          48,798
(a) Harnischfeger Industries Inc.:
    8.90%, 3/01/22 .................................................   United States              370,000         141,525
    8.70%, 6/15/22 .................................................   United States              260,000          99,450
    7.25%, 12/15/25 ................................................   United States              615,000         235,238
    6.875%, 2/15/27 ................................................   United States              353,000         135,023
(a) Integrated Health Services Inc.:
    Revolver .......................................................   United States              166,000          53,120
    Tranche B, Term Loan ...........................................   United States              491,985         157,435
    Tranche C, Term Loan ...........................................   United States              447,458         143,187
(a) Loewen Group Inc., Series 5, 6.10%, 10/01/02 ...................       Canada                 426,000 CAD     158,129
(a) Loewen Group International Inc.:
    144A, 6.70%, 10/01/99 ..........................................       Canada               1,120,000         392,000
    Revolver .......................................................   United States              126,691          68,413
    Series 3, 7.50%, 4/15/01 .......................................       Canada                 350,000         192,500
    Series 3, 7.75%, 10/15/01 ......................................       Canada                 245,000         112,700
    Series 2, 8.25%, 4/15/03 .......................................       Canada                 270,000         148,500
    Series 6, 7.20%, 6/01/03 .......................................       Canada               1,765,000         617,750
    Series 4, 8.25%, 10/15/03 ......................................       Canada                 385,000         177,100
    Series 7, 7.60%, 6/01/08 .......................................       Canada               1,335,000         440,550

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                     PRINCIPAL
                                                                                      COUNTRY           AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(c) Bonds & Notes In Reorganization (cont.)
(a) Multicare Companies Inc.:
    Revolver ....................................................................  United States  $    39,958       $     21,977
    Term Loan A .................................................................  United States       47,464             26,105
    Term Loan B .................................................................  United States       73,471             40,409
    Term Loan C .................................................................  United States       24,361             13,399
(a) Nippon Credit Bank Ltd., Bank Claim .........................................      Japan        40,328,966 JPY        60,986
(a) Nippon Total Finance, Bank Claim ............................................      Japan        43,525,019 JPY        24,682
    Optel Inc.:
    13.00%, 2/15/02 .............................................................  United States      720,000            504,000
    11.50%, 7/01/08 .............................................................  United States       25,000             17,500
(a) Paging Network Inc.:
    Revolver A ..................................................................  United States    2,113,477          1,698,329
    10.125%, 8/01/07 ............................................................  United States       98,000             41,650
    10.00%, 10/15/08 ............................................................  United States      135,000             57,375
(a) Peregrine Investments Holdings Ltd., zero cpn., 1/22/98 .....................    Hong Kong    5,000,000  JPY           5,435
(a) PIV Investment Finance (Cayman) Ltd., cvt, 4.50%, 12/01/01 ..................    Hong Kong     12,200,000          2,745,000
(a) Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 .....................  United States       20,000              7,650
(a) Pratama Datakom Asia BV:
    144A, 12.75%, 7/15/05 .......................................................    Indonesia        665,000            106,400
    Reg S, 12.75%, 7/15/05 ......................................................    Indonesia        140,000             22,400
(a) Safety Kleen Corp.:
    9.25%, 5/15/09 ..............................................................  United States        3,000                 75
    Term Loan A .................................................................  United States      128,833             47,668
    Term Loan B .................................................................  United States       65,067             24,075
    Term Loan C .................................................................  United States       65,067             24,075
(a) Safety Kleen Services, 9.25%, 6/01/08 .......................................  United States        5,000                238
(a) United Companies Financial Corp., Revolver ..................................  United States    2,351,700          1,622,673
(a) Vencor Inc.:
    9.875%, 5/01/05 .............................................................  United States    1,635,000            147,150
    Revolver ....................................................................  United States      325,492            240,864
    Term Loan A .................................................................  United States    1,369,467          1,013,406
    Term Loan B .................................................................  United States      738,496            546,487
    Tranche A, DIP Revolver, Term Loan 9/30/00 ..................................  United States      157,609            156,033
    Tranche B, DIP Revolver, Term Loan 9/30/00 ..................................  United States       62,500             61,875
                                                                                                                    ------------
    Total Bonds & Notes in Reorganization (Cost $16,844,644).....................                                     16,474,104
                                                                                                                    ------------

    Short Term Investments 11.3%
    Federal Home Loan Bank, 6.10% - 6.57% with maturities to 9/29/00 ............  United States   10,300,000         10,226,622
    Federal Home Loan Mortgage Corp., 6.02% - 6.57%, with maturities to 7/06/00 .  United States    2,600,000          2,598,588
    Fannie Mae, 6.04% - 6.64% with maturities to 12/21/00 .......................  United States   34,609,000         33,904,778
                                                                                                                    ------------
    Total Short Term Investments (Cost $46,714,312)..............................                                     46,729,988
                                                                                                                    ------------

    Total Investments (Cost $390,321,211) 97.6%..................................                                    403,574,725
    Securities Sold Short (.6%) .................................................                                     (2,405,974)
    Net Equity in Forward Contracts .............................................                                         74,851
    Other Assets, less Liabilities 3.0% .........................................                                     12,209,627
                                                                                                                    ------------
    Total Net Assets 100.0% .....................................................                                   $413,453,229
                                                                                                                    ============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

    ISSUER                                            COUNTRY        SHARES         VALUE
----------------------------------------------------------------------------------------------
    Securities Sold Short (Proceeds $3,067,641)
(a) Dow Chemical Co. ..........................    United States    79,701      $  2,405,974
                                                                                ------------
    Currency Abbreviations:
    CAD - Canadian Dollar
    EUR - European Unit
    GBP - British Pound
    JPY - Japanese Yen

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing.
(b)See Note 8 regarding restricted securities.
(c)See Note 7 regarding defaulted securities.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ..........................................................    $390,321,211
                                                                     ============
  Value .........................................................     403,574,725
 Cash ...........................................................       2,404,566
 Receivables:
  Investment securities sold ....................................      12,085,146
  Capital shares sold ...........................................         150,535
  Dividends and interest ........................................         879,206
 Unrealized gain on forward exchange contracts (Note 6) .........         796,487
 Deposits with broker for securities sold short .................       2,855,228
                                                                     ------------
    Total assets ................................................     422,745,893
                                                                     ------------
Liabilities:
 Payables:
  Investment securities purchased ...............................       5,502,081
  Capital shares redeemed .......................................         349,993
  Affiliates ....................................................         265,094
 Securities sold short, at value (proceeds $3,067,641)...........       2,405,974
 Unrealized loss on forward exchange contracts (Note 6) .........         721,636
 Other liabilities ..............................................          47,886
                                                                     ------------
    Total liabilities ...........................................       9,292,664
                                                                     ------------
     Net assets, at value .......................................    $413,453,229
                                                                     ============
Net assets consist of:
 Undistributed net investment income ............................    $  1,651,905
 Net unrealized appreciation ....................................      13,990,032
 Accumulated net realized gain ..................................      31,092,492
 Capital shares .................................................     366,718,800
                                                                     ------------
     Net assets, at value .......................................    $413,453,229
                                                                     ============
Class 1:
 Net assets, at value ...........................................    $393,798,028
                                                                     ============
 Shares outstanding .............................................      31,039,002
                                                                     ============
 Net asset value and offering price per share ...................    $      12.69
                                                                     ============
Class 2:
 Net assets, at value ...........................................    $ 19,655,201
                                                                     ============
 Shares outstanding .............................................       1,549,475
                                                                     ============
 Net asset value and offering price per share ...................    $      12.69
                                                                     ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $131,223)
 Dividends ...............................................................    $   3,182,663
 Interest ................................................................        3,597,160
                                                                              -------------
  Total investment income ................................................        6,779,823
                                                                              -------------
Expenses:
 Management fees (Note 3) ................................................        1,259,803
 Administrative fees (Note 3) ............................................          298,375
 Distribution fees - Class 2 (Note 3) ....................................           14,147
 Custodian fees ..........................................................           13,300
 Reports to shareholders .................................................           25,300
 Professional fees (Note 3) ..............................................           28,200
 Trustees' fees and expenses .............................................            1,600
 Dividends for securities sold short .....................................           57,237
 Other ...................................................................            3,400
                                                                              -------------
  Total expenses .........................................................        1,701,362
                                                                              -------------
    Net investment income ................................................        5,078,461
                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ............................................................       28,405,499
  Foreign currency transactions ..........................................        4,988,656
                                                                              -------------
    Net realized gain ....................................................       33,394,155
 Net unrealized depreciation on:
  Investments ............................................................      (33,296,175)
  Translation of assets and liabilities denominated in foreign currencies        (1,104,666)
                                                                              -------------
    Net unrealized depreciation ..........................................      (34,400,841)
                                                                              -------------
Net realized and unrealized loss .........................................       (1,006,686)
                                                                              -------------
Net increase in net assets resulting from operations .....................    $   4,071,775
                                                                              =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $   5,078,461      $   7,507,126
   Net realized gain from investments and foreign currency transactions ..................      33,394,155         19,103,586
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ....................................     (34,400,841)        31,554,044
                                                                                           -------------------------------------
    Net increase in net assets resulting from operations .................................       4,071,775         58,164,756
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................     (11,439,569)       (12,213,087)
    Class 2 ..............................................................................        (324,220)           (45,323)
   Net realized gains:
    Class 1 ..............................................................................      (9,903,995)                --
    Class 2 ..............................................................................        (284,007)                --
                                                                                           -------------------------------------
 Total distributions to shareholders .....................................................     (21,951,791)       (12,258,410)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................     (37,030,478)       (79,961,449)
    Class 2 ..............................................................................      14,369,129          5,606,010
                                                                                           -------------------------------------
 Total capital share transactions ........................................................     (22,661,349)       (74,355,439)
    Net decrease in net assets ...........................................................     (40,541,365)       (28,449,093)
Net assets:
 Beginning of period .....................................................................     453,994,594        482,443,687
                                                                                           -------------------------------------
 End of period ...........................................................................   $ 413,453,229      $ 453,994,594
                                                                                           =====================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $   1,651,905      $   8,337,233
                                                                                           =====================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Shares Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 89% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the portfolio invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, reorganizing companies and distressed companies. The portfolio may also invest in foreign securities.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Contracts for Differences

The Fund may engage in short contracts for differences. Short contracts for differences are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Contracts for Differences (cont.)

closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the contracts for the differences and may realize a loss.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             Six Months Ended                      Year Ended
                                                              June 30, 2000                    December 31, 1999(a)
                                                    --------------------------------------------------------------------
                                                         Shares           Amount            Shares            Amount
Class 1 Shares:                                     --------------------------------------------------------------------
Shares sold .......................................     1,156,387     $   15,045,410        5,163,014    $   66,279,367
Shares issued on merger (Note 9) ..................       295,300          3,756,224               --                --
Shares issued on reinvestment of distributions ....     1,683,246         21,343,564          914,838        12,213,087
Shares redeemed ...................................    (5,990,875)       (77,175,676)     (12,518,155)     (158,453,903)
                                                    --------------------------------------------------------------------
Net decrease ......................................    (2,855,942)    $  (37,030,478)      (6,440,303)   $  (79,961,449)
                                                    ====================================================================
Class 2 Shares:
Shares sold .......................................       845,668     $   10,908,788          436,840    $    5,671,654
Shares issued on merger (Note 9) ..................       251,168          3,197,391               --                --
Shares issued on reinvestment of distributions ....        47,967            608,227            3,403            45,323
Shares redeemed ...................................       (26,720)          (345,277)          (8,851)         (110,967)
                                                    --------------------------------------------------------------------
Net increase ......................................     1,118,083     $   14,369,129          431,392    $    5,606,010
                                                    ====================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Mutual Advisers, LLC (Franklin Mutual)                  Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,136 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and merger related expenses.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $392,826,745 was as follows:

  Unrealized appreciation .............  $  52,257,979
  Unrealized depreciation .............    (41,509,999)
                                         -------------
  Net unrealized appreciation .........  $  10,747,980
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $126,130,156 and $157,994,160, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 2000, the Fund had outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

                                                In                                      Unrealized
               Contracts to Buy            Exchange for     Settlement Date             Gain (Loss)
----------------------------------------------------------------------------------------------------
   609,626     Canadian Dollars      U.S.  $   405,489          7/31/00          U.S. $    6,287
 3,300,000     Swedish Krona                   375,136          8/21/00                    2,638
                                           -----------                                ----------
                                     U.S.  $   780,625                           U.S. $    8,925
                                           -----------                                ==========
        Contracts to Sell
----------------------------------
 2,779,139     Hong Kong Dollars     U.S.  $   356,640          7/19/00          U.S. $        8
 5,282,025     Canadian Dollars              3,642,734          7/31/00                   74,950
12,224,151     Swedish Krona                 1,421,992          8/21/00                   22,605
 1,100,000     European Unit                 1,113,275          8/24/00                   55,179
35,795,968     Swedish Krona                 4,178,648          9/15/00                   73,529
18,190,586     Swedish Krona                 2,117,812          9/18/00                   31,253
 7,996,841     British Pounds               12,551,117          9/25/00                  425,101
   569,140     British Pounds                  881,074         10/17/00                   17,629
18,108,193     Swedish Krona                 2,096,411         10/20/00                   14,978
 2,934,044     European Unit                 2,853,358         12/20/00                   11,432
                                           -----------                                ----------
                                     U.S.  $31,213,061                           U.S. $  726,664
                                           -----------
 Net unrealized gain on offsetting
   forward exchange contracts                                                            60,898
                                                                                      ----------

   Unrealized gain on forward
     exchange contracts                                                          U.S. $  796,487
                                                                                      ==========

        Contracts to Buy
----------------------------------
 3,645,239     Canadian Dollars      U.S.  $ 2,489,388          7/31/00          U.S. $  (27,183)
 1,712,500     Swedish Krona                   199,070          8/21/00                   (3,028)
                                           -----------                                ----------
                                     U.S.  $ 2,688,458                           U.S. $  (30,211)
                                           -----------                                ----------
        Contracts to Sell
----------------------------------
 7,562,070     Hong Kong Dollars     U.S.  $   970,253          7/19/00          U.S. $     (147)
   429,500     Canadian Dollars                289,240          7/31/00                     (869)
13,634,596     European Unit                12,540,641          8/15/00                 (567,665)
   321,712     British Pounds                  474,003          8/22/00                  (13,513)
 1,550,000     European Unit                 1,483,831          8/24/00                   (7,123)
   200,000     European Unit                   181,090          9/12/00                  (11,508)
 2,162,511     Swiss Francs                  1,327,102          9/13/00                  (12,300)
   100,000     British Pounds                  151,100          9/25/00                     (535)
 3,800,000     Swedish Krona                   432,039         10/20/00                   (4,749)
 2,362,198     British Pounds                3,514,596         11/22/00                  (72,085)
   936,510     British Pounds                1,421,955         12/20/00                     (931)
                                           -----------                                ----------
                                     U.S.  $22,785,850                           U.S. $ (691,425)
                                           -----------                                ----------
   Unrealized loss on forward
     exchange contracts                                                                 (721,636)
                                                                                      ----------

     Net unrealized gain on forward
      exchange contracts                                                         U.S. $   74,851
                                                                                      ==========


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2000, the Fund held defaulted securities with a value aggregating $16,474,104, representing 4.0% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinued accruing income on defaulted bonds and provided an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2000 are as follows:

                                                                   Acquisition
  Shares     Issuer                                                     Date      Cost      Value
  --------------------------------------------------------------------------------------------------
  27,030   Security Capital European Realty (.1% of net assets)       4/08/98   $540,600    $398,557
                                                                                            --------

9. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Mutual Shares Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Mutual Shares Investments Fund pursuant to a plan of reorganization approved by TVP - Mutual Shares Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 295,300 Class 1 shares and 251,168 Class 2 shares of the FTVIPT - Mutual Shares Securities Fund (valued at $12.72 per share and $12.73 per share, respectively) for the net assets of the TVP - Mutual Shares Investments Fund which aggregated $6,953,615, including $196,155 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Mutual Shares Securities Fund immediately after the merger were $424,728,065.

                                             TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund (formerly Templeton Asset Allocation Fund) seeks high total return. The Fund will invest in equity securities of companies of any nation, debt securities of companies and governments of any nation, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------
Financial markets generally saw a "return to earnings" in the first half of 2000, partially deflating 1999's dot-com frenzy. As more Internet stocks came into the market, investors appeared to take a closer look at these companies' earnings capabilities. In the U.S., the Federal Reserve Board again raised interest rates because of inflationary fears. This shook growth stocks as a whole, including the technology-laden Nasdaq(R) Index, whose sell-off sent ripples around the globe, placing pressure on media and telecommunications stocks worldwide. In this environment, the benchmark Morgan Stanley Capital International World Index and J.P. Morgan Global Government Bond Index returned -2.41% and 0.41% in U.S.-dollar terms, respectively.(1) As of June 30, 2000, the Fund held 82.0% of its total net assets in equities, 13.3% in fixed income and 4.7% in short-term investments and other net assets.

Equity

Merger and acquisition activity remained robust in the first half of the year, and the Fund benefited from consolidation activity, especially in the financial and energy sectors, where several holdings registered solid double-digit gains. Nordic Baltic Holdings, now the largest bank in the Nordic region, was formed through the merger of Merita Nordbanken and Unidanmark, while Canadian oil company, Ranger Oil, is being acquired by Canadian Natural Resources.

Individual stocks, rather than broad industry or geographic weightings, mainly accounted for the Fund's equity performance. Celltech, a British biotechnology company, was among the Fund's best performers, up over 125% during the six-month period. Celltech rose amid the apparent investor enthusiasm for biotech stocks that accompanied the Human Genome Project's exciting breakthrough in mapping all the

(1) Source: Standard and Poor's Micropal (Morgan Stanley Capital International, J.P. Morgan). The Morgan Stanley Capital International World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. Indexes are measured in U.S. dollars and include reinvested dividends and interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


This chart in pie format shows the asset allocation of Templeton Asset Strategy Fund as a percentage of total net assets on 6/30/00.

Stocks                                        82.0%
Fixed-Income Securities                       13.3%
Short-Term Investments & Other Net Assets      4.7%

   Top Five Sectors
   Templeton Asset Strategy Fund
   6/30/00
                                 % of Total
   Sector                         Net Assets
   -----------------------------------------
   Telecommunications              11.6%
   Health & Personal Care           8.4%
   Financial Services               7.3%
   Energy Sources                   5.8%
   Electrical & Electronics         5.7%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

genes in the human genetic blueprint. The stock hit our valuation target and we reduced the position at what we considered to be an excellent price.

Alcatel was another outstanding performer during the reporting period, up more than 40%. Investors apparently began to place more value on the French company's optical networking capabilities and its leading position in broadband telecommunications access equipment. After an earnings disappointment in late 1998, we believe the company's management has proven its ability to unlock shareholder value though cost-cutting and renewed dedication to profitable growth.

Nomura Securities also fueled the Fund's performance, rising more than 35% in the six months under review. Nomura is Japan's leading stock brokerage. We initiated this position in 1999, when Nomura was trading at what we felt was an attractive level, quite a bit cheaper than U.S. competitors like Morgan Stanley and Merrill Lynch. We bought the stock, believing in the tremendous growth potential for Japanese managed assets. In 2000, that premise began to play out, with many Japanese savers moving assets out of the postal savings system and into managed equity investments. Nomura capitalized on its commanding domestic market position to garner a sizeable percentage of this new money. Feeling the company is well-placed to make further gains, we partially retained our investment in Nomura.

Fixed Income

Early in the review period investors generally remained cautious regarding interest rates, we believe partly because of inflationary fears stemming from higher oil prices, but largely because of upward revisions in global economic growth forecasts. Confirmed European economic recovery, better-than-expected growth in Japan, as well as continued U.S. growth, appeared to fuel this cautious approach. Improving global economies led to expectations of higher commodity prices, productivity and employment rates, which added to inflationary pressures and a tighter monetary policy stance by central banks. In our opinion, these conditions supported the consensus view that the industrial economies, with the possible exception of Japan, had reached the bottom of their respective interest-rate cycles. Later in the period, reduced U.S. bond supply and equity market volatility helped to offset these interest-rate concerns. Bonds began to appear more attractive to investors who put money back into the global fixed income markets.

Volatile equity markets during the six months under review, combined with expectations for reduced government bond supply resulting in part from U.S. fiscal surpluses and lower deficits in Europe led the global fixed income market higher toward the end of the period. The U.S. Treasury buyback contributed significantly to the U.S. yield curve inversion during the period. As bond prices and yields move in an inverse relationship, higher prices on long-term bonds shifted their yields downward, while short-term bond prices fell lower and their yields inched higher. In contrast, European Monetary Union
(EMU) countries' yield curve only flattened, as yields rose on the short end. Hence, EMU bond prices fell, while those in the U.S. market rose. Most major currencies' weakness against the U.S. dollar resulted in lower returns for the global index in U.S. dollar terms.

In local currency terms, European bonds rose 2.84%, as all European bond markets offered positive returns. The U.K. index increased 4.26% and the EMU bond index gained 2.56%. The Danish market underperformed the EMU countries, while Japan remained relatively flat, as economic recovery expectations, stable interest rates and a stronger yen seemed to result in capital inflows. The Australia/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the U.S. bond market in local currency terms.

Emerging market bond prices rose during the period, apparently as a result of higher commodity prices and improved economic fundamentals for the respective countries. The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) increased 8.10% during the six-month period.(2) Most countries in the index experienced positive returns, with the exception of Nigeria, Colombia, the Philippines and Peru. Russian bonds were among the best performers, increasing 49.78%, followed by those of Algeria, Venezuela, Mexico and Turkey.

(2) Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds, and local markets instruments. It provides investors with a definition of the market for emerging markets external-currency debt, a list of the traded instruments, and a compilation of their terms. The EMBI+ includes 49 instruments from 14 countries, with a total face value of $175 billion and a market capitalization of $98 billion.

   Top Five Country Holdings
   Templeton Asset Strategy Fund
   6/30/00

                     % of Total
   Country            Net Assets
   -----------------------------
   U.S.                18.1%
   U.K.                12.9%
   Japan                9.7%
   France               6.6%
   Netherlands          5.5%

This chart in pie format shows the geographic distribution of Templeton Asset Strategy Fund as a percentage of total net assets on 6/30/00.

Europe                                                       42.5%
North America                                                23.5%
Asia                                                         17.1%
Latin America/Caribbean                                       9.8%
Mid-East/Africa                                               2.9%
Australia/New Zealand                                         2.4%


We attempted to maximize total return, including income, during the period by focusing the Fund's assets on intermediate- and long-term investment grade bonds and allocating a small amount to what we believe are the highest quality and most liquid bonds we found in the emerging markets. We believe that this balance offers the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The Fund's geographic allocation changed slightly during the period. Our North American market allocation increased, with Canadian exposure unchanged and the U.S. allocation increasing. We increased the European allocation slightly, adjusting the underlying country mix to decrease our exposure to Sweden, and added to positions in Denmark, Germany and Italy. The Fund's Japanese and Australia/New Zealand allocations remained relatively unchanged. Meanwhile, we took advantage of the premium on Mexican assets, following the country's debt upgrade, to sell Mexican securities and add to positions in Argentina, Brazil and Venezuela.

Our emerging markets exposure continued to have a relatively low duration with respect to the J.P. Morgan EMBI+, thereby reducing its sensitivity to interest-rate movements and market uncertainty. At the period's end, the Fund's bonds were U.S. dollar-denominated sovereign Eurobonds, with fixed coupons issued by countries we believe to have strong repayment capacity. We also continued to emphasize Latin America, because we feel the region has improving fundamentals.

Looking Ahead

We believe the reporting period proved encouraging for our value-oriented investment style. For three years the market's love affair with technology-related, new economy stocks significantly contributed to euphoric valuations for those companies, in our opinion. However, we feel the first six months of 2000 may signal a shift back to stock assessment based on future earnings. If, indeed, such a shift is underway, your investment in the Fund should benefit. Our analysts believe that every stock in the Fund compares favorably with future earnings prospects, something that we cannot say for many recently favored stocks. On the fixed income front, we believe that global inflationary pressures will continue to increase in the near term and world economic growth will remain strong throughout the year. In such a challenging environment for bonds, a globally diversified investment strategy can reduce risks of declines in any particular market or sector.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Asset Strategy Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Asset Strategy Fund - Class 1 delivered a +2.43% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Asset Strategy Fund - Class 1*
 Periods ended 6/30/00
                                                                         Since
                                                                       Inception
                                 1-Year      5-Year       10-Year      (8/24/88)
                               -------------------------------------------------
 Average Annual Total Return     +13.39%     +15.02%       +13.09%       +12.59%
 Cumulative Total Return         +13.39%    +101.29%      +242.19%      +307.72%
 Value of $10,000 Investment     $11,339     $20,129       $34,219       $40,772

* Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Asset Allocation Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights

                                                                                 Class 1
                                                ---------------------------------------------------------------------------------
                                                 Six Months Ended                    Year Ended December 31,
                                                   June 30, 2000   --------------------------------------------------------------
                                                    (unaudited)        1999        1998         1997         1996         1995
                                                ---------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $23.37            $22.46      $22.35       $21.08       $18.72       $15.69
                                                   -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................         .24               .44         .69          .67          .63          .57
 Net realized and unrealized gains ............         .16              3.78         .75         2.44         2.76         2.87
                                                   -----------------------------------------------------------------------------
Total from investment operations ..............         .40              4.22        1.44         3.11         3.39         3.44
                                                   -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.52)             (.50)       (.66)        (.63)        (.58)        (.41)
 Net realized gains ...........................       (3.62)            (2.81)       (.67)       (1.21)        (.45)          --
                                                   -----------------------------------------------------------------------------
Total distributions ...........................       (4.14)            (3.31)      (1.33)       (1.84)       (1.03)        (.41)
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ................      $19.63            $23.37      $22.46       $22.35       $21.08       $18.72
                                                   =============================================================================
Total return(b) ...............................       2.43%            22.86%       6.41%       15.52%       18.93%       22.48%

Ratios/supplemental data
Net assets, end of period (000's) .............    $693,637          $671,549    $692,163     $735,568     $556,027     $406,123
Ratios to average net assets:
 Expenses .....................................        .78%(a)           .74%        .78%         .74%         .64%         .66%
 Net investment income ........................       2.37%(a)          2.06%       2.88%        3.32%        3.56%        3.73%
Portfolio turnover rate .......................      15.33%            45.34%      43.18%       45.27%       57.50%       43.02%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights (continued)

                                                                            Class 2
                                                  ------------------------------------------------------------
                                                   Six Months Ended            Year Ended December 31,
                                                     June 30, 2000     ---------------------------------------
                                                      (unaudited)          1999          1998         1997(c)
                                                  ------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $23.27            $22.38        $22.32        $20.40
                                                        ----------------------------------------------------
Income from investment operations:
 Net investment income(d) .....................            .22               .36           .63           .16
 Net realized and unrealized gains ............            .15              3.80           .74          1.76
                                                        ----------------------------------------------------
Total from investment operations ..............            .37              4.16          1.37          1.92
                                                        ----------------------------------------------------
Less distributions from:
 Net investment income ........................           (.46)             (.46)         (.64)           --
 Net realized gains ...........................          (3.62)            (2.81)         (.67)           --
                                                        ----------------------------------------------------
Total distributions ...........................          (4.08)            (3.27)        (1.31)           --
                                                        ----------------------------------------------------
Net asset value, end of period ................         $19.56            $23.27        $22.38        $22.32
                                                        ====================================================
Total return(b) ...............................          2.29%            22.54%         6.10%         9.41%
Ratios/supplemental data
Net assets, end of period (000's) .............        $26,429           $20,962       $15,763        $9,665
Ratios to average net assets:
 Expenses .....................................          1.03%(a)           .99%         1.03%         1.03%(a)
 Net investment income ........................          2.15%(a)          1.71%         2.61%         1.97%(a)
Portfolio turnover rate .......................         15.33%            45.34%        43.18%        45.27%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                              COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants 79.4%
    Aerospace & Military Technology 1.7%
    BAE Systems PLC ..................................    United Kingdom       153,055      $   947,659
    Hong Kong Aircraft Engineering Co. Ltd. ..........       Hong Kong         363,200          698,883
    Raytheon Co., A ..................................     United States        21,775          423,252
    Rolls-Royce PLC ..................................    United Kingdom     2,733,657        9,714,729
    Saab AB, B .......................................        Sweden            54,400          458,967
                                                                                            -----------
                                                                                             12,243,490
                                                                                            -----------
    Appliances & Household Durables .1%
    Laox Co. Ltd. ....................................         Japan            70,000          383,725
                                                                                            -----------
    Automobiles 4.7%
    Autoliv Inc. .....................................        Sweden           246,900        5,941,031
    Autoliv Inc., SDR ................................        Sweden           129,000        3,176,833
    Fiat SpA .........................................         Italy           236,170        6,159,834
    Ford Motor Co. ...................................     United States       220,000        9,459,999
    General Motors Corp. .............................     United States        42,700        2,479,269
(a) Visteon Corp. ....................................     United States        28,805          349,264
    Volkswagen AG ....................................        Germany           14,430          557,426
    Volvo AB, B ......................................        Sweden           260,000        5,676,662
                                                                                            -----------
                                                                                             33,800,318
                                                                                            -----------
    Banking 4.8%
    Banca Nazionale Del Lavoro SpA ...................         Italy           225,160          792,087
(a) Bangkok Bank Public Co. Ltd., fgn. ...............       Thailand          193,400          236,665
    Canadian Imperial Bank of Commerce ...............        Canada           140,000        3,840,858
    DNB Holding ASA ..................................        Norway         2,178,900        9,074,819
    Foreningssparbanken AB, A ........................        Sweden           170,700        2,510,580
    Nordic Baltic Holding AB, FDR ....................        Sweden         2,502,060       18,275,465
                                                                                            -----------
                                                                                             34,730,474
                                                                                            -----------
    Broadcasting & Publishing .1%
    Wolters Kluwer NV ................................      Netherlands         25,861          691,616
                                                                                            -----------
    Building Materials & Components
    Gujarat Ambuja Cements Ltd. ......................         India               400            1,746
                                                                                            -----------
    Business & Public Services .2%
(a) Complete Business Solutions Inc. .................     United States        24,060          422,554
(a) Gartner Group Inc., B ............................     United States        46,630          460,471
    HCA-The Healthcare Corp. .........................     United States        13,600          413,100
(a) Humana Inc. ......................................     United States         6,200           30,225
                                                                                            -----------
                                                                                              1,326,350
                                                                                            -----------
    Chemicals 1.5%
    Akzo Nobel NV ....................................      Netherlands        178,695        7,622,337
    BASF AG ..........................................        Germany           17,150          698,665
    DSM NV, Br. ......................................      Netherlands         75,000        2,415,552
                                                                                            -----------
                                                                                             10,736,554
                                                                                            -----------
    Data Processing & Reproduction 2.7%
(a) 3Com Corp. .......................................     United States        14,390          829,224
    Compaq Computer Corp. ............................     United States       420,790       10,756,444
    Fujitsu Ltd. .....................................         Japan           216,000        7,492,274
(a) Palm Inc. ........................................     United States         5,300          176,888
                                                                                            -----------
                                                                                             19,254,830
                                                                                            -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                               COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Electrical & Electronics 5.7%
    Alcatel SA ........................................        France           195,745      $12,890,305
(a) Hyundai Electronics Industries Co. ................      South Korea        438,700        8,655,770
    Koninklijke Philips Electronics NV ................      Netherlands        200,268        9,483,186
    Marconi PLC .......................................    United Kingdom        63,620          826,828
    Motorola Inc. .....................................     United States       153,930        4,473,591
    Sony Corp. ........................................         Japan            51,800        4,846,841
                                                                                             -----------
                                                                                              41,176,521
                                                                                             -----------
    Electronic Components & Instruments 2.4%
    Hewlett-Packard Co. ...............................     United States        63,750        7,960,781
    Williams PLC ......................................    United Kingdom     1,581,900        9,207,814
                                                                                             -----------
                                                                                              17,168,595
                                                                                             -----------
    Energy Sources 4.3%
    Consol Energy .....................................     United States       351,600        5,317,950
    Lasmo PLC .........................................    United Kingdom       197,410          417,640
(a) Ranger Oil Ltd. ...................................        Canada         1,153,490        6,344,195
(a) Renaissance Energy Ltd. ...........................        Canada           549,350        5,320,357
    Repsol SA .........................................         Spain            24,000          479,660
    Shell Transport & Trading Co. PLC .................    United Kingdom     1,525,600       12,921,768
                                                                                             -----------
                                                                                              30,801,570
                                                                                             -----------
    Financial Services 7.3%
    AXA SA ............................................        France           102,651       16,235,435
    CIT Group Inc., A .................................     United States       497,000        8,076,250
    ING Groep NV ......................................      Netherlands        235,686       15,994,947
    Nomura Securities Co. Ltd. ........................         Japan           500,600       12,277,841
    Old Mutual PLC ....................................     South Africa        132,000          290,249
                                                                                             -----------
                                                                                              52,874,722
                                                                                             -----------
    Forest Products & Paper 1.4%
(a) Asia Pulp & Paper Co. Ltd., ADR ...................       Indonesia         454,800        2,302,425
    Assidoman AB ......................................        Sweden            90,000        1,287,767
    Assidoman AB, 144A ................................        Sweden            27,000          386,330
    Stora Enso OYJ, R .................................        Finland          706,300        6,465,593
                                                                                             -----------
                                                                                              10,442,115
                                                                                             -----------
    Health & Personal Care 8.4%
    Aventis SA ........................................        France           219,340       16,073,524
(a) CellTech Group PLC ................................    United Kingdom       733,609       14,126,446
    Mayne Nickless Ltd., A ............................       Australia       1,730,400        3,563,529
    Merck KGAA ........................................        Germany           14,700          450,903
    Mylan Laboratories Inc. ...........................     United States        14,460          263,895
    Ono Pharmaceutical Co Ltd. ........................         Japan           247,000       10,621,899
    Teva Pharmaceutical Industries Ltd., ADR ..........        Israel           281,700       15,616,744
                                                                                             -----------
                                                                                              60,716,940
                                                                                             -----------
    Industrial Components .2%
    Goodyear Tire & Rubber Co. ........................     United States         3,600           72,000
(a) Madeco Manufacturera de Cobre SA, ADR .............         Chile           162,500        1,239,063
                                                                                             -----------
                                                                                               1,311,063
                                                                                             -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                       SHARES/
                                                                      COUNTRY         WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Insurance 4.0%
    Ace Ltd. .................................................        Bermuda            25,200     $   705,600
    Aetna Inc. ...............................................     United States         23,890       1,533,439
    Allstate Corp. ...........................................     United States         80,000       1,780,000
    Partnerre Ltd. ...........................................        Bermuda            17,500         620,156
    ReliaStar Financial Corp. ................................     United States         18,310         960,131
    Scor .....................................................        France              9,470         414,024
    Torchmark Corp. ..........................................     United States         90,000       2,221,875
    Unumprovident Corp. ......................................     United States         18,530         371,758
    XL Capital Ltd., A .......................................        Bermuda           179,400       9,710,025
    Zurich Allied AG .........................................      Switzerland          21,200      10,508,087
                                                                                                    -----------
                                                                                                     28,825,095
                                                                                                    -----------
    Leisure & Tourism
    Mandarin Oriental International Ltd. .....................       Hong Kong          524,000         348,460
                                                                                                    -----------
    Machinery & Engineering 1.6%
    Invensys PLC .............................................    United Kingdom        189,439         709,783
    Kurita Water Industries Ltd. .............................         Japan            432,000       9,533,765
    Makita Corp. .............................................         Japan             59,000         563,764
    Mckechnie Group PLC ......................................    United Kingdom        101,800         567,893
                                                                                                    -----------
                                                                                                     11,375,205
                                                                                                    -----------
    Merchandising 2.9%
    Best Denki Co. Ltd. ......................................         Japan            777,000       5,353,556
    J.C. Penney Co. Inc. .....................................     United States          8,800         162,250
    J.Sainsbury PLC ..........................................    United Kingdom      1,670,700       7,562,246
    Marks & Spencer PLC ......................................    United Kingdom      1,339,010       4,692,626
    Sears, Roebuck & Co. .....................................     United States         42,000       1,370,250
    Storehouse ...............................................    United Kingdom      3,079,116       2,027,666
                                                                                                    -----------
                                                                                                     21,168,594
                                                                                                    -----------
    Metals & Mining 2.9%
    Anglogold Ltd., ADR ......................................     South Africa         229,700       4,723,206
    Barrick Gold Corp. .......................................        Canada            419,390       7,571,494
    Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         16,300,000         511,227
    Corus Group PLC ..........................................    United Kingdom      3,943,000       5,745,247
    Industrias Penoles SA ....................................        Mexico            168,200         271,690
(a) Kinross Gold Corp. .......................................        Canada          1,727,800       1,539,243
    Pohang Iron & Steel Co. Ltd. .............................      South Korea           4,450         386,982
                                                                                                    -----------
                                                                                                     20,749,089
                                                                                                    -----------
    Multi-Industry 3.5%
    Alfa SA de CV, A .........................................        Mexico          1,277,251       2,919,505
    Broken Hill Proprietary Co. Ltd. .........................       Australia           53,794         637,882
    Cheung Kong Holdings Ltd. ................................       Hong Kong          652,500       7,219,494
    Hanson PLC ...............................................    United Kingdom         96,900         683,582
    Hutchison Whampoa Ltd. ...................................       Hong Kong           38,500         484,010
    Swire Pacific Ltd., A ....................................       Hong Kong        2,200,000      12,869,293
    Swire Pacific Ltd., B ....................................       Hong Kong          945,000         769,791
                                                                                                    -----------
                                                                                                     25,583,557
                                                                                                    -----------
    Real Estate .1%
(a) Hon Kwok Land Investment Co. Ltd. ........................       Hong Kong        1,226,456          62,146
(a) Hon Kwok Land Investment Co Ltd, wts., 10/28/00 ..........       Hong Kong          245,291             535
    New World Development Co. Ltd. ...........................       Hong Kong          303,543         338,771
                                                                                                    -----------
                                                                                                        401,452
                                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                             COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Recreation & Other Consumer Goods .7%
    Mattel Inc. .....................................................     United States       377,100      $  4,973,006
    Yue Yuen Industrial Holdings Ltd. ...............................       Hong Kong             140               311
                                                                                                           ------------
                                                                                                              4,973,317
                                                                                                           ------------
    Telecommunications 11.3%
    AT&T Corp. ......................................................     United States       193,620         6,123,233
    Nippon Telegraph & Telephone Corp. ..............................         Japan             1,046        13,939,417
    Nippon Telegraph & Telephone Corp., ADR .........................         Japan             5,680           388,370
    PT Indosat, ADR .................................................       Indonesia         370,800         4,217,850
    SBC Communications Inc. .........................................     United States       318,400        13,770,800
    Telecom Argentina Stet-France SA (Teco), B, ADR .................       Argentina           4,000           110,000
    Telecom Corp. of New Zealand Ltd. ...............................      New Zealand      2,562,970         8,988,559
    Telecom Italia SpA, di Risp .....................................         Italy         1,200,000         7,974,771
    Telefonica de Argentina SA, ADR .................................       Argentina         350,620        11,132,185
    Telefonica del Peru SA, ADR .....................................         Peru            225,400         2,563,925
    Telefonos de Mexico SA (Telmex), L, ADR .........................        Mexico           212,758        12,153,801
                                                                                                           ------------
                                                                                                             81,362,911
                                                                                                           ------------
    Textiles & Apparel .1%
    Adidas-Salomon AG ...............................................        Germany            6,510           359,434
(a) Fruit of the Loom Ltd. ..........................................     United States       160,000            43,200
                                                                                                           ------------
                                                                                                                402,634
                                                                                                           ------------
    Transportation 2.4%
    British Airways PLC .............................................    United Kingdom     1,925,900        11,071,658
(a) Fritz Cos. Inc. .................................................     United States        90,300           931,219
    Gesco Corp. Ltd. ................................................         India               522               117
    Great Eastern Shipping Co. Ltd. .................................         India             2,552               885
    Peninsular & Oriental Steam Navigation Co. ......................    United Kingdom       580,000         4,943,307
    Seino Transportation Co. Ltd. ...................................         Japan           115,000           580,407
                                                                                                           ------------
                                                                                                             17,527,593
                                                                                                           ------------
    Utilities Electrical & Gas 4.4%
    E.On AG .........................................................        Germany          173,800         8,413,117
    Endesa SA .......................................................         Spain           122,000         2,372,781
    Endesa SA, ADR ..................................................         Spain            88,000         1,716,000
    Gener SA, ADR ...................................................         Chile           287,050         4,216,047
    Hong Kong Electric Holdings Ltd. ................................       Hong Kong       2,131,500         6,863,193
    Iberdrola SA, Br. ...............................................         Spain            85,000         1,099,939
    Korea Electric Power Corp. ......................................      South Korea        215,280         6,680,288
                                                                                                           ------------
                                                                                                             31,361,365
                                                                                                           ------------
    Total Common Stocks and Warrants (Cost $480,201,840).............                                       571,739,901
                                                                                                           ------------
    Preferred Stocks 2.6%
(a) Empresa Nacional de Comercio Redito Participacoe, pfd. ..........        Brazil           275,000               610
    Petroleo Brasileiro SA, pfd. ....................................        Brazil           360,000        10,875,831
    Telecomunicacoes de Sao Paulo SA, ADR, pfd. .....................        Brazil           121,810         2,253,485
    Vale do Rio Doce, A, ADR, pfd. ..................................        Brazil           196,500         5,551,125
                                                                                                           ------------
    Total Preferred Stocks (Cost $15,523,211)........................                                        18,681,051
                                                                                                           ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                   PRINCIPAL
                                                                                COUNTRY              AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------------
    Bonds 13.3%
    Bonos y Oblig del Estado, 3.25%, 1/31/05 .............................       Spain            2,174,000 EUR    $ 1,915,618
    Buoni Poliennali del Tesoro:
    10.50%, 7/15/00 ......................................................       Italy              581,013 EUR        556,876
    7.75%, 11/01/06 ......................................................       Italy            9,208,191 EUR      9,898,955
(b) Essar Steel Ltd., Reg. S, FRN, 7.635%, 7/20/99 .......................       India                  445,000        224,725
    Federal Republic of Germany:
    3.25%, 2/17/04 .......................................................      Germany           2,837,000 EUR      2,563,046
    4.50%, 7/04/09 .......................................................      Germany           4,919,000 EUR      4,475,119
    General Motors Acceptance Corp., 5.50%, 2/02/05 ......................   United States        4,888,000          4,597,083
    Government of Brazil:
    14.50%, 10/15/09 .....................................................       Brazil           2,970,000          3,176,415
    12.25%, 3/06/30 ......................................................       Brazil           2,000,000          1,840,000
    Government of Canada:
    8.75%, 12/01/05 ......................................................       Canada             612,000 CAD        465,028
    7.00%, 12/01/06 ......................................................       Canada             843,000 CAD        599,897
    6.00%, 6/01/08 .......................................................       Canada           2,812,000 CAD      1,907,822
    Government of France, 3.50%, 7/12/04 .................................       France           2,437,000 EUR      2,203,074
    Government of Netherlands, 5.75%, 2/15/07 ............................    Netherlands         3,484,000 EUR      3,422,752
    Government of New Zealand, 7.00%, 7/15/09 ............................    New Zealand         3,914,000 NZD      1,872,156
    Government of Spain, 7.35%, 3/31/07 ..................................       Spain            3,201,000 EUR      3,384,977
    International Bank for Reconstruction & Development, 5.25%, 3/20/02 ..       Japan          381,700,000 JPY      3,913,503
    Kingdom of Belgium, 7.75%, 10/15/04 ..................................      Belgium           2,574,000 EUR      2,694,676
    Kingdom of Denmark:
    7.00%, 12/15/04 ......................................................      Denmark          20,285,000 DKK      2,729,159
    5.00%, 8/15/05 .......................................................      Denmark          15,411,000 DKK      1,918,058
    Kingdom of Sweden, 6.00%, 2/09/05 ....................................       Sweden           7,200,000 SEK        843,983
    New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 .................     Australia          2,200,000 AUD      1,353,602
    Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..............       Mexico              62,039             48,080
    Queensland Treasury Corp., 6.50%, 6/14/05 ............................     Australia            889,000 AUD        537,662
    Republic of Argentina:
    11.375%, 3/15/10 .....................................................     Argentina          1,930,000          1,763,538
    11.75%, 6/15/15 ......................................................     Argentina          1,700,000          1,541,475
    Republic of Ecuador, 144A, 11.25%, 4/25/02 ...........................      Ecuador             185,000             66,600
    Republic of Panama, 8.875%, 9/30/27 ..................................       Panama             960,000            812,400
    Republic of Peru, FRN, 4.50%, 3/07/17 ................................        Peru            1,560,000          1,046,183
    Republic of Turkey, 12.375%, 6/15/09 .................................       Turkey           1,165,000          1,237,813
    Republic of Venezuela:
    144A, 9.125%, 6/18/07 ................................................     Venezuela          1,640,000          1,303,800
    Reg S, 9.125%, 6/18/07 ...............................................     Venezuela            600,000            477,000
    9.25%, 9/15/27 .......................................................     Venezuela          1,760,000          1,160,500
    SEI Holdings IX Inc., 144A, 11.00%, 11/30/00 .........................Trinidad and Tobago       170,000            170,000
    U.S. Treasury Bond, 5.25%, 11/15/28 ..................................   United States        1,065,000            942,858
    U.S. Treasury Note:
    4.50%, 1/31/01 .......................................................   United States        1,400,000          1,384,688
    6.375%, 6/30/02 ......................................................   United States        5,000,000          5,003,125
    5.875%, 11/15/04 .....................................................   United States        3,300,000          3,251,533
    6.75%, 5/15/05 .......................................................   United States        5,000,000          5,118,750
    6.50%, 2/15/10 .......................................................   United States        3,300,000          3,413,438
    United Kingdom:
    6.50%, 12/07/03 ......................................................   United Kingdom         150,000 GBP        231,391
    7.50%, 12/07/06 ......................................................   United Kingdom       3,885,000 GBP      6,477,059
    United Mexican States, 11.50%, 5/15/26 ...............................       Mexico           2,895,000          3,477,620
                                                                                                                   -----------
    Total Bonds (Cost $103,215,362).......................................                                          96,022,037
                                                                                                                   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                PRINCIPAL
                                                                               COUNTRY           AMOUNT*            VALUE
------------------------------------------------------------------------------------------------------------------------------
Short Term Investments 5.6%
Deutsche Bank AG, 6.875%, 7/03/00, Time Deposit ........................    United States     $14,000,000       $ 14,000,000
Dresdner Bank AG, 7.00%, 7/03/00, Time Deposit .........................    United States       5,700,000          5,700,000
U.S. Treasury Bills, 5.65% - 5.66% with maturities to 9/07/00 ..........    United States      20,900,000         20,683,518
                                                                                                                ------------
Total Short Term Investments (Cost $40,373,437).........................                                          40,383,518
                                                                                                                ------------
Total Investments (Cost $639,313,850) 100.9%............................                                         726,826,507
Net Equity in Forward Contracts ........................................                                             (15,969)
Other Assets, less Liabilities (.9%) ...................................                                          (6,744,520)
                                                                                                                ------------
Total Net Assets 100.0% ................................................                                        $720,066,018
                                                                                                                ============

Currency Abbreviations:

AUD- Australian Dollar
CAD- Canadian Dollar
DKK- Danish Krone
EUR- European Unit
GBP- British Pound
JPY- Japanese Yen
NZD- New Zealand Dollar
SEK- Swedish Krona

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing
(b)Represents bond in default.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost .......................................................    $639,313,850
                                                                  ============
  Value ......................................................     726,826,507
 Receivables:
  Investment securities sold .................................       1,415,821
  Capital shares sold ........................................          26,987
  Dividends and interest .....................................       4,004,917
 Unrealized gain on forward exchange contracts (Note 6) ......           5,319
                                                                  ------------
    Total assets .............................................     732,279,551
                                                                  ------------
Liabilities:
 Payables:
  Investment securities purchased ............................      10,647,921
  Capital shares redeemed ....................................         881,320
  Affiliates .................................................         449,161
 Funds advanced by custodian .................................          60,631
 Unrealized loss on forward exchange contracts (Note 6) ......          21,288
 Other liabilities ...........................................         153,212
                                                                  ------------
    Total liabilities ........................................      12,213,533
                                                                  ------------
     Net assets, at value ....................................    $720,066,018
                                                                  ============
Net assets consist of:
 Undistributed net investment income .........................    $  4,020,090
 Net unrealized appreciation .................................      87,470,832
 Accumulated net realized gain ...............................      25,487,630
 Capital shares ..............................................     603,087,466
                                                                  ------------
     Net assets, at value ....................................    $720,066,018
                                                                  ============
Class 1:
 Net assets, at value ........................................    $693,636,741
                                                                  ============
 Shares outstanding ..........................................      35,338,815
                                                                  ============
 Net asset value and offering price per share ................    $      19.63
                                                                  ============
Class 2:
 Net assets, at value ........................................    $ 26,429,277
                                                                  ============
 Shares outstanding ..........................................       1,350,905
                                                                  ============
 Net asset value and offering price per share ................    $      19.56
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $1,021,939)
 Dividends ................................................................    $   7,802,649
 Interest .................................................................        2,985,587
                                                                               -------------
   Total investment income ................................................       10,788,236
                                                                               -------------
Expenses:
 Management fees (Note 3) .................................................        2,068,757
 Administrative fees (Note 3) .............................................          375,777
 Distribution fees - Class 2 (Note 3) .....................................           28,795
 Custodian fees ...........................................................           95,387
 Reports to shareholders ..................................................           82,550
 Professional fees (Note 3) ...............................................           43,852
 Trustees' fees and expenses ..............................................            4,123
 Other ....................................................................            1,673
                                                                               -------------
   Total expenses .........................................................        2,700,914
                                                                               -------------
    Net investment income .................................................        8,087,322
                                                                               -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments ............................................................       43,217,208
   Foreign currency transactions ..........................................         (403,742)
                                                                               -------------
    Net realized gain .....................................................       42,813,466
 Net unrealized appreciation (depreciation) on:
   Investments ............................................................      (33,315,088)
   Translation of assets and liabilities denominated in foreign currencies           121,166
                                                                               -------------
    Net unrealized depreciation ...........................................      (33,193,922)
                                                                               -------------
Net realized and unrealized gain ..........................................        9,619,544
                                                                               -------------
Net increase in net assets resulting from operations ......................    $  17,706,866
                                                                               =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $    8,087,322     $  13,810,413
   Net realized gain from investments and foreign currency transactions ..................       42,813,466        88,790,440
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ....................................      (33,193,922)       36,425,123
                                                                                             --------------------------------
    Net increase in net assets resulting from operations .................................       17,706,866       139,025,976
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................      (15,153,507)      (14,822,362)
    Class 2 ..............................................................................         (472,676)         (310,147)
   Net realized gains:
    Class 1 ..............................................................................     (104,057,396)      (82,476,906)
    Class 2 ..............................................................................       (3,633,708)       (1,907,029)
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................     (123,317,287)      (99,516,444)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................      124,215,964       (58,852,355)
    Class 2 ..............................................................................        8,949,637         3,928,278
                                                                                             --------------------------------
 Total capital share transactions ........................................................      133,165,601       (54,924,077)
    Net increase (decrease) in net assets ................................................       27,555,180       (15,414,545)
Net assets:
 Beginning of period .....................................................................      692,510,838       707,925,383
                                                                                             --------------------------------
 End of period ...........................................................................   $  720,066,018     $ 692,510,838
                                                                                             ================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $    4,020,090     $  11,558,951
                                                                                             ================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Asset Strategy Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments.

Effective May 1, 2000, the name of the Templeton Asset Allocation Fund changed to Templeton Asset Strategy Fund, as a result of fund mergers, as discussed in
Note 7. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Income Taxes

No provisions has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

g. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2 . Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                            Six Months Ended                    Year Ended
                                                             June 30, 2000                   December 31, 1999
                                                    ------------------------------------------------------------------
                                                         Shares          Amount           Shares           Amount
Class 1 Shares:                                     ------------------------------------------------------------------
Shares sold .......................................       303,121    $   6,028,866         240,379    $    5,144,326
Shares issued on merger (Note 7) ..................     2,830,073       53,573,397              --                --
Shares issued on reinvestment of distributions ....     6,151,475      119,210,903       5,305,304        97,299,268
Shares redeemed ...................................    (2,681,179)     (54,597,202)     (7,631,687)     (161,295,949)
                                                       -------------------------------------------------------------
Net increase (decrease) ...........................     6,603,490    $ 124,215,964      (2,086,004)   $  (58,852,355)
                                                       =============================================================
Class 2 Shares:
Shares sold .......................................       340,652    $   6,899,314         279,540    $    5,948,034
Shares issued on merger (Note 7) ..................         2,893           54,613              --                --
Shares issued on reinvestment of distributions ....       212,594        4,106,384         121,157         2,217,176
Shares redeemed ...................................      (105,859)      (2,110,674)       (204,412)       (4,236,932)
                                                       -------------------------------------------------------------
Net increase ......................................       450,280    $   8,949,637         196,285    $    3,928,278
                                                       =============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Templeton Investment Counsel, Inc. (TICI)                        Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays administrative fees to FT Services based on the average net assets as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .65%          First $200 million
               .585%         Over $200 million, up to and including $1.3 billion
               .52%          Over $1.3 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $12,633 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the fund had tax basis capital losses of $867,232, which will expire on 2007. Such losses may be carried over to offset future capital gains.

At December 31, 1999, the Fund had $989,065 deferred capital and currency losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and merger related expenses.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $639,317,113 was as follows:

  Unrealized appreciation .............  $ 164,422,807
  Unrealized depreciation .............    (76,913,413)
                                         -------------
  Net unrealized appreciation .........  $  87,509,394
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $100,889,433 and $175,799,656, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates, and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 2000, the Fund had outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                             In                                 Unrealized
                   Contracts to Sell:                                   Exchange For   Settlement Date          Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
 38,100,000        Japanese Yen                                   U.S.   $  367,052       7/26/00         U.S.   $   5,319
                                                                                                                 ---------
                   Contracts to Sell:
---------------------------------------------------------------
241,795,000        Japanese Yen                                   U.S.   $2,287,559       7/19/00         U.S.   $  (4,947)
                                                                                                                 ---------
 Net unrealized loss on offsetting forward exchange contracts                                                      (16,341)
                                                                                                                 ---------
  Unrealized loss on forward exchange contracts                                                                    (21,288)
                                                                                                                 ---------
   Net unrealized loss on forward exchange contracts                                                      U.S.   $ (15,969)
                                                                                                                 ---------

7. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products (FTVIPT) - Templeton Asset Strategy Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Asset Allocation Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton Asset Strategy Fund reflect the financial statements of TVP - Templeton Asset Allocation Fund. Immediately preceding the merger, FTVIPT - Templeton Asset Strategy Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6062 existing Class 1 share and one new Class 2 share for each .6066 existing Class 2 share. As a result, the FTVIPT - Templeton Asset Strategy Fund net asset value per share was $18.93 for Class 1 and $18.88 for Class 2 on May 1, 2000. TVP - Templeton Asset Allocation Fund's shareholders contributed net assets having an aggregate value of $653,548,460 (including $91,802,754 of unrealized appreciation) in exchange for 2,830,073 Class 1 shares and 2,893 Class 2 shares (post-split) of the FTVIPT - Tempelton Asset Strategy Fund. Immediately prior to the merger, FTVIPT - Templeton Asset Strategy Fund had net assets of $53,628,010 (including unrealized depreciation of $347,919). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Asset Strategy Fund were $707,176,470.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 29, 1999.

                                Class 1                      Class 2
                     ----------------------------------------------------------
                      Foreign Tax      Foreign      Foreign Tax      Foreign
                          Paid      Source Income       Paid      Source Income
Country                Per Share      Per Share      Per Share      Per Share
-------------------------------------------------------------------------------
Argentina ..........     0.0000         0.0019         0.0000         0.0019
Australia ..........     0.0006         0.0188         0.0006         0.0178
Bermuda ............     0.0000         0.0040         0.0000         0.0037
Brazil .............     0.0040         0.0221         0.0040         0.0210
Canada .............     0.0002         0.0011         0.0002         0.0011
Chile ..............     0.0004         0.0014         0.0004         0.0014
China ..............     0.0000         0.0005         0.0000         0.0005
Finland ............     0.0001         0.0006         0.0001         0.0006
France .............     0.0027         0.0145         0.0027         0.0138
Germany ............     0.0001         0.0022         0.0001         0.0022
Hong Kong ..........     0.0000         0.0233         0.0000         0.0221
Hungary ............     0.0003         0.0007         0.0003         0.0007
India ..............     0.0000         0.0007         0.0000         0.0007
Italy ..............     0.0003         0.0017         0.0003         0.0017
Japan ..............     0.0009         0.0046         0.0009         0.0043
Mexico .............     0.0004         0.0039         0.0004         0.0036
Netherlands ........     0.0010         0.0144         0.0010         0.0137
New Zealand ........     0.0002         0.0009         0.0002         0.0009
Norway .............     0.0011         0.0061         0.0011         0.0059
Peru ...............     0.0000         0.0001         0.0000         0.0001
Singapore ..........     0.0006         0.0033         0.0006         0.0031
South Korea ........     0.0009         0.0043         0.0009         0.0040
Sweden .............     0.0019         0.0102         0.0019         0.0098
Switzerland ........     0.0005         0.0019         0.0005         0.0019
Turkey .............     0.0000         0.0001         0.0000         0.0001
United Kingdom .....     0.0068         0.0520         0.0068         0.0494
                     ----------------------------------------------------------
TOTAL ..............    $0.0230        $0.1953        $0.0230        $0.1860
                     ==========================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                 FRANKLIN HIGH INCOME FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The
Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund may also invest a small portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
The first half of 2000 proved to be a difficult environment for fixed income assets, including high yield bonds. Fears of rising inflation helped to prompt the Federal Reserve Board to make a series of interest rate increases, which, coupled with uncertainty over the future path of inflation, contributed to significant financial market volatility. This combination seemed to have a negative affect on the high yield market, and the benchmark CS First Boston Global High Yield index returned -0.79% during the six months under review.(1)

Within this environment, we continued to emphasize growth-oriented sectors that we feel should benefit from overall economic strength and favorable industry-specific dynamics. During the period, we increased our wireless communications and telecommunications sector allocations.

In the wireless communications sector, which outperformed the benchmark index for the period, we favored companies with, in our view, strong market positions, funded business plans and experienced management teams. The sector's solid performers included VoiceStream Wireless and Nextel Communications. We sought to take advantage of the paging sector's apparent strength by eliminating our position in Arch Communications, and we maintained our holding in Metrocall. Finally, we initiated a position during the period in Crown Castle, a leading operator of communications towers. In the telecommunications sector, which we continued to favor due to the ongoing global telecommunications boom, notable performers included Intelcom and Intermedia, both of which provide Internet infrastructure services.

During the reporting period, the Fund's exposure to most other sectors did not vary materially. A reduction in the transportation sector's allocation represented the Fund's most significant change during the period, as we began to trim our holdings in cyclical industries based on our expectation of an eventual economic slowdown.

(1) Source: Standard and Poor's Micropal (Credit Suisse First Boston). The unmanaged index is constructed to mirror the high yield debt market and includes reinvested interest.

   Sector Breakdown
   Franklin High Income Fund
   6/30/00

                                 % of Total
   Sector                         Net Assets
   -----------------------------------------
   Telecommunications             31.7%

   Consumer Services              24.4%

   Process Industries              6.5%

   Industrial Services             4.9%

   Transportation                  3.7%

   Energy Minerals                 3.5%

   Electronic Technology           2.7%

   Commercial Services             2.5%

   Finance                         2.5%

   Technology Services             2.5%

   Consumer Non-Durables           2.4%

   Producer Manufacturing          2.3%

   Consumer Durables               1.9%

   Retail Trade                    1.4%

   Health Services                 1.0%

   Utilities                       0.6%

   Short-Term Investments &
   Other Net Assets                5.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Looking forward, our outlook for the domestic economy remains positive, despite recent market volatility. Although we expect slower economic expansion, we think that continued macroeconomic growth should enable corporate fundamentals to remain healthy. On a valuation basis, the high yield market continues to be attractive, as yield spreads relative to Treasury securities remain higher than historical norms. This combination of apparently solid corporate fundamentals and attractive yields leads us to feel comfortable about the high yield market's future.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin High Income Fund - Class 1 delivered a -1.90% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin High Income Fund - Class 1
 Periods ended 6/30/00
                                                                                       Since
                                                                                     Inception
                                            1-Year        5-Year        10-Year      (1/24/89)
 ------------------------------------------------------------------------------------------------
 Average Annual Total Retur  n             -3.20%       +5.84%         +8.91%          +7.89%
 Cumulative Total Return                   -3.20%      +32.80%       +134.71%        +138.27%


Franklin High Income
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                 FRANKLIN STRATEGIC INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Strategic Income Securities Fund seeks to earn a high level of current income, with long-term capital appreciation as a secondary goal. The Fund invests primarily in U.S. and foreign debt securities, including lower-rated "junk bonds," government securities, mortgage and other asset-backed securities, convertible securities and preferred stock.
--------------------------------------------------------------------------------
During the six months under review, the broad fixed income markets provided varied results, as rising equity market volatility seemed to somewhat offset the benefit from a modest decline in long-term interest rates. In an apparent effort to contain domestic inflationary pressures, the Federal Reserve Board (the Fed) increased its federal funds target rate 100 basis points (1.0%) to 6.5% during the first half of 2000. Although domestic pricing levels, led by an energy cost increase, did show signs of upward pressure during the first quarter of the year, both wholesale (Producer Price Index) and retail (Consumer Price Index) inflation measures appeared to ease during the second quarter. Partly due to this moderation, as well as increasing sentiment that the Fed's tightening bias may be approaching its end, domestic interest rates declined during the period, and the 10-year Treasury note's yield fell from 6.4% at the beginning of the period to 6.0% at the end.

In the first half of 2000, we tried to take advantage of relative value opportunities within the fixed income universe, given our flexibility to invest across six primary asset classes -- high yield corporate bonds, international developed-market bonds, emerging market debt securities, U.S. government bonds, mortgage and other asset-backed securities, and convertible securities. In particular, the Fund benefited during the period from its relatively heavy emerging market fixed income sector weighting, which provided one of the strongest fixed income asset class returns during the period. Our decision to maintain relatively modest exposure to the international developed country bond market also proved timely, as the U.S. dollar's general strength appeared to constrain returns from that sector.

Going forward, we continue to favor more growth-oriented sectors, such as high yield corporate bonds and emerging market debt securities, over interest-rate sensitive sectors, which we believe is appropriate given relative valuation levels at the end of the period. In our opinion, this sector positioning could lead to superior returns for our shareholders over the longer term, which is our daily focus as we manage the Fund.

This pie bar chart shows the portfolio breakdown based on the percentage of total net assets on 6/30/00 for Franklin Strategic Income Securities Fund.

High Yield Corporate Bonds/Preferred Stock           37.2%
Emerging Market Bonds                                19.6%
Mortgage Securities                                  11.1%
International Bonds                                   9.3%
Convertible Securities                                7.5%
U.S. Government Bonds                                 4.8%
Short-Term Investments & Other Net Assets            10.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          FSI-1

High Yield Corporate Bonds

During the past six months, unfavorable technical trading factors seemed to pressure pricing levels in the high yield corporate bond market. In particular, asset outflows from dedicated high yield mutual funds during much of the period helped push this sector's yield spread over Treasuries to levels not seen since the capital markets' "flight to quality" in the fall of 1998. Fundamentally, the intermediate-term outlook for a probably sound domestic economy can bode well for many high yield issuers' credit quality and should help to moderate the increase in default rates experienced during 1999. Given, in our view, a generally sanguine fundamental outlook combined with the relatively wide yield spreads over Treasuries that this sector offered, we increased the Fund's exposure to high yield corporate bonds during the period, and such bonds remained the Fund's largest sector holding at period-end.

We remained focused on companies operating in the communications sector, given, in our opinion, their favorable long-term growth prospects, improving credit profiles, less cyclical nature, and their ongoing trend toward consolidation. During the period, we initiated a position in Spectrasite, an owner and operator of wireless communications towers, which we think should benefit from growing demand for transmission towers fueled by rapid wireless communication penetration increases in the U.S. Our holding in VoiceStream Wireless, a provider of wireless personal communications services, benefited from the seemingly bullish outlook for wireless communications growth, as well as the potential for that sector's credit-enhancing merger and acquisition activity. Rising energy prices helped to buoy our energy holdings; in particular, our position in Chesapeake Energy, a developer of natural gas properties, was a beneficiary of natural gas prices' significant increase during the period.

Emerging Market Debt Securities

An apparently more sanguine fundamental outlook for many developing countries drove the emerging market bond sector higher during the period, providing one of the strongest total return performances across the fixed income asset classes. Emerging market sovereign bonds represented our second-largest sector weighting at period-end, reflecting what we consider to be the improving fiscal and monetary outlooks for many developing countries and the still-attractive yield spreads over Treasuries available in this market.

FSI-2

Throughout the period, Latin America was our top region within this sector's holdings. Our largest position there at the beginning of the period, Mexico, benefited from Moody's upgrade of that country's sovereign debt to an investment-grade rating (Baa3). We sought to take advantage of appreciation in Mexican bonds by moderately reducing our exposure there, while increasing our weighting in other core Latin American countries, including Brazil. We also initiated positions in Peru, Turkey and the Philippines during the period because of attractive yields available in these markets and what we found to be these countries' improving fundamental outlooks.

Developed Country International Bonds

The U.S. dollar's strength for much of the reporting period seemed to negatively impact returns from our international developed country bonds. However, we maintained a fairly moderate exposure to this sector because we believe its total return potential, absent major currency moves, remains rather constrained compared to other fixed income sectors due to the low nominal yields being offered in many developed country international fixed income markets. In terms of currency exposure, the Fund's positions were generally unhedged at period-end, which allowed the Fund to benefit from the dollar's relative weakness during the latter part of the reporting period. Our two largest allocations in the Euro-bloc sector remained Germany and Italy. During the period, we reduced our exposure to Sweden and initiated positions in the U.K., Denmark, Belgium and the Netherlands, based upon relative valuation. We added a Canadian position to our existing dollar-bloc country holdings in Australia and New Zealand.

Convertible Securities

In addition to experiencing a relatively high degree of volatility during the period, both the broad-based S&P 500(R) Index and the technology-heavy Nasdaq Composite Index posted negative total return results for the six months under review.(1) We maintained a moderately underweighted exposure to the convertible securities market during the period, since we felt that many companies were at fairly high valuation

(1) The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange. The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the index. The index is market-weighted and includes over 5,000 companies (as of 4/30/00).



                                                                          FSI-3
levels. However, given our expectations for a healthy domestic economy in the second half of 2000 and positive earnings growth for the corporate sector, we may look at future dips in the equity markets to add attractive names at what we consider to be more reasonable prices.

During the period, we initiated a convertible position in Level 3 Communications, which is constructing a national telecommunications network, and we found an opportunity to purchase the position during a period of telecommunications sector volatility. This sector's equity valuation subsequently stabilized and the Fund experienced a meaningful gain on its investment by the end of the period. The spike in energy prices also helped propel higher the value of our position in the Kerr-McGee preferred stock (convertible to Devon Energy common stock). We took advantage of this gain by selling a portion of that holding for a profit.

U.S. Government Securities

We maintained an underweighted exposure to the U.S. government securities sector during the six months under review. Although the possibility of a more neutral future position from the Fed may help to stabilize interest rates over the near to intermediate term, we believe this sector's total return potential remains relatively limited compared to other fixed income alternatives. Consequently, the Fund's exposure remained generally low at period-end. Within the government bond sector, we favored U.S. agency issues, as concerns over the potential loss of these agencies' quasi-government status apparently contributed to yield spread levels over Treasuries rising toward historically wide levels.

U.S. Mortgage and Other Asset-Backed Securities

We continued to overweight our mortgage and other asset-backed securities relative to the Fund's U.S. government exposure given the attractive yield spreads over Treasuries available in this market. During the period, we initiated positions in two asset-backed securities (a commercial mortgage-backed and a manufactured housing security) that offered attractive yields, in our opinion, given the credit quality of the pool of assets that supports these securities.

FSI-4

Future Outlook

We expect the domestic economy to post moderate gains throughout calendar 2000, following the 4.8% annualized growth rate set in the first quarter of 2000. Although we had some concerns about the jumps in inflationary pressures that occurred early in the year, the Fed's interest rate increases appear to have provided some relief. Recent indications point toward healthy economic growth and manageable inflationary pressure through the remainder of 2000.

Internationally, we believe the euro's adoption, combined with deregulatory trends, may sustain Europe's economic growth, while much of the developing world may continue to benefit from financial market stabilization and improving fiscal accounts. Against this backdrop, we ended the period with an underweighted exposure to the Fund's more interest-rate sensitive sectors, considering the relatively low nominal yields in these markets and what we believed was the more limited intermediate-term total return potential. The Fund was most heavily weighted in the fixed income market's more growth-oriented sectors, namely high yield corporate bonds and emerging market debt securities. This approach reflected our view of these sectors' yields as attractive, as well as the likely favorable fundamental credit outlooks for these issuers. As always, we will continue to look for opportunities to enhance the Fund's long-term returns, while seeking to reduce overall volatility by actively managing its sector and security allocations.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                          FSI-5

Franklin Strategic Income
Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Strategic Income Securities Fund - Class 1 delivered a +1.44% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. The manager and administrator had agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that Total Fund Operating Expenses do not exceed 0.75% of the Fund's Class 1 net assets through 2000. Had they not taken this action, the Fund's total return would have been lower. After December 31, 2001, the manager and administrator may end this arrangement at any time.

 Franklin Strategic Income Securities Fund - Class 1
 Periods ended 6/30/00

                                              Since
                                           Inception
                                  1-Year   (7/1/99)
 ----------------------------------------------------
 Average Annual Total Return     +4.09%      +4.09%
 Cumulative Total Return         +4.09%      +4.09%

              Past performance does not guarantee future results.

FSI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights

                                                                   Six Months Ended
                                                                    June 30, 2000          Year Ended
                                                                     (unaudited)       December 31, 1999(e)
                                                                  -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................         $9.96               $10.00
                                                                       ---------------------------
Income from investment operations:
 Net investment income(a)......................................           .40                  .38
 Net realized and unrealized losses ...........................          (.26)                (.12)
                                                                       ---------------------------
Total from investment operations ..............................           .14                  .26
                                                                       ---------------------------
Less distributions from net investment income .................            --(c)              (.30)
                                                                       ---------------------------
Net asset value, end of period ................................        $10.10               $ 9.96
                                                                       ===========================
Total return(b)................................................         1.44%                2.61%

Ratios/supplemental data
Net assets, end of period (000's) .............................        $7,344               $4,741
Ratios to average net assets:
 Expenses .....................................................          .75%(d)              .75%(d)
 Expenses, excluding waiver and payments by affiliate .........         1.08%(d)             1.46%(d)
 Net investment income ........................................         8.17%(d)             7.52%(d)
Portfolio turnover rate .......................................        10.02%                9.96%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Includes distribution of net investment income in the amount of $.004.
(d)Annualized
(e)For the period July 1, 1999 (effective date) to December 31, 1999.

                      See notes to financial statements.

                                                                          FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                                              COUNTRY        SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
    Preferred Stocks 1.2%
    Health Services 1.2%
(b) Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 (Cost $91,799).............         Germany            100    $   89,500
                                                                                                                        ----------
    Convertible Preferred Stocks 3.7%
    Consumer Services 1.3%
    MediaOne Group Inc., 7.00%, cvt. pfd. ...........................................      United States       2,300        93,150
                                                                                                                        ----------
    Energy Minerals 1.0%
    Kerr-McGee Corp., 5.50%, cvt. pfd. ..............................................      United States       1,500        74,625
                                                                                                                        ----------
    Transportation 1.4%
    Union Pacific Capital Trust, 6.25%, cvt. pfd. ...................................      United States       2,500        99,375
                                                                                                                        ----------
    Total Convertible Preferred Stocks (Cost $252,896)...............................                                      267,150
                                                                                                                        ----------
                                                                                                           PRINCIPAL
                                                                                                            AMOUNT*
                                                                                                           ----------
    Bonds 36.0%
    Consumer Services 9.9%
    AMFM Inc., senior note, 8.00%, 11/01/08 .........................................      United States   $ 100,000       100,375
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
    9.92% thereafter, 4/01/11 .......................................................      United States     150,000        85,875
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ............................      United States     100,000       102,500
    Park Place Entertainment, senior sub. note, 144A, 9.375%, 2/15/07 ...............      United States     100,000       100,250
    Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07 ................      United States     100,000        88,500
    Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 .....................      United States     100,000        95,750
    Telewest Communications PLC, senior disc. note, zero cpn. to 2/01/05, 144A,
    11.375% thereafter, 2/01/10 .....................................................     United Kingdom     150,000        79,500
    United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
    12.50%, thereafter, 8/01/09 .....................................................       Netherlands      150,000        73,500
                                                                                                                        ----------
                                                                                                                           726,250
                                                                                                                        ----------
    Energy Minerals 4.0%
    Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 ........................      United States     100,000        97,500
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ...................      United States     100,000        93,250
    Pioneer Natural Resources Co., senior note, 9.625%, 4/01/10 .....................      United States     100,000       102,750
                                                                                                                        ----------
                                                                                                                           293,500
                                                                                                                        ----------
    Finance 1.3%
    Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ...........................      United States     100,000        99,250
                                                                                                                        ----------
    Industrial Services 1.2%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ................      United States     100,000        86,000
                                                                                                                        ----------
    Process Industries 3.7%
    Anchor Glass, first mortgage, 11.25%, 4/01/05 ...................................      United States     100,000        76,500
    Lyondell Chemical Co., senior secured note, 9.875%, 5/01/07 .....................      United States     100,000        99,000
    Packaging Corp. of America, senior sub. note, 9.625%, 4/01/09 ...................      United States     100,000       100,125
                                                                                                                        ----------
                                                                                                                           275,625
                                                                                                                        ----------
    Producer Manufacturing 1.2%
    Nortek Inc., senior note, 8.875%, 8/01/08 .......................................      United States     100,000        91,000
                                                                                                                        ----------
    Technology Services 1.3%
    PSINet Inc., senior note, 10.50%, 12/01/06 ......................................      United States     100,000        92,500
                                                                                                                        ----------
    Utilities 1.3%
    AES Corp., senior note, 9.50%, 6/01/09 ..........................................      United States     100,000        98,000
                                                                                                                        ----------

FSI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                 PRINCIPAL
                                                                                  COUNTRY         AMOUNT*              VALUE
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications 12.1%
Crown Castle International Corp., senior note, 10.75%, 8/01/11 ............    United States     100,000            $  102,000
Dobson Communications Corp., senior note, 144A, 10.875%, 7/01/10 ..........    United States     100,000               100,750
Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ...............       Bermuda        100,000                96,901
Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
  10.50% thereafter, 12/01/08 .............................................    United States     150,000                90,000
Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
  9.75% thereafter, 10/31/07 ..............................................    United States     150,000               112,500
NEXTLINK Communications Inc., senior disc. note, zero cpn. to 6/01/04,
  12.25% thereafter, 6/01/09 ..............................................    United States     150,000                93,750
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
  11.25% thereafter, 04/15/09 .............................................    United States     150,000                87,750
Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
  11.875% thereafter, 11/15/09 ............................................    United States     150,000               101,250
Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ........    United States     100,000                98,000
                                                                                                                    ----------
                                                                                                                       882,901
                                                                                                                    ----------
Total Bonds (Cost $2,717,848)..............................................                                          2,645,026
                                                                                                                    ----------
Convertible Bonds 3.8%
Electronic Technology 1.2%
Amkor Technology Inc., cvt., sub. note, 144A, 5.00%, 3/15/07 ..............    United States     100,000                91,500
                                                                                                                    ----------
Technology Services 1.3%
Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .............    United States     100,000                98,250
                                                                                                                    ----------
Telecommunications 1.3%
Level 3 Communications Inc., cvt., sub. note, 6.00%, 3/15/10 ..............    United States     100,000                92,010
                                                                                                                    ----------
Total Convertible Bonds (Cost $299,580)....................................                                            281,760
                                                                                                                    ----------
Other Mortgages/Other Asset Backed Securities 3.4%
Green Tree Financial Corp., 8.37%, 2/01/31 ................................    United States      50,000                44,203
JP Morgan Commercial Mortgage Finance Corp., 7.866%, 10/15/32 .............    United States     200,000               204,029
                                                                                                                    ----------
Total Other Mortgages/Other Asset Backed Securities (Cost $243,126)........                                            248,232
                                                                                                                    ----------
U.S. Government and Agency Securities 12.5% ...............................
Other U.S. Government and Agency Securities 4.8%
FHLMC, 6.60%, 4/20/09 .....................................................    United States     140,000               131,472
FNMA, 5.25%, 1/15/09 ......................................................    United States     250,000               219,750
                                                                                                                    ----------
                                                                                                                       351,222
                                                                                                                    ----------
U.S. Government Agencies/Mortgages 7.7% ...................................
FNMA, 6.00%, 2/01/29 ......................................................    United States      95,057                87,154
FNMA, 6.00%, 5/01/29 ......................................................    United States      99,882                91,474
FNMA, 6.50%, 7/01/28 ......................................................    United States      93,297                88,065
FNMA, 6.50%, 7/01/29 ......................................................    United States      49,942                47,120
FNMA, 7.00%, 5/01/12 ......................................................    United States      84,891                83,503
FNMA, 7.00%, 2/01/30 ......................................................    United States      99,199                95,771
GNMA, SF, 8.00%, 6/15/26 ..................................................    United States      74,151                75,168
                                                                                                                    ----------
                                                                                                                       568,255
                                                                                                                    ----------
Total U.S. Government and Agency Securities (Cost $937,650)................                                            919,477
                                                                                                                    ----------
Foreign Government and Agency Securities 28.9%
Republic of Argentina, 11.375%, 3/15/10 ...................................      Argentina        20,000                18,275
Republic of Argentina, 11.75%, 4/07/09 ....................................      Argentina       150,000               140,063
Republic of Argentina, 11.75%, 6/15/15 ....................................      Argentina       100,000                90,675
Australian Government, 7.50%, 7/15/05 .....................................      Australia        97,000   AUD          61,851
Kingdom of Belgium, 7.75%, 10/15/04 .......................................       Belgium         45,000   EUR          47,110
Republic of Brazil, 12.25%, 3/06/30 .......................................        Brazil         35,000                32,200



                                                                          FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                       PRINCIPAL
                                                                                        COUNTRY         AMOUNT*           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    Foreign Government and Agency Securities (cont.)
    Republic of Brazil, 9.375%, 4/07/08 .............................................    Brazil         150,000         $  128,250
    Republic of Brazil, 14.50%, 10/15/09 ............................................    Brazil         195,000            208,553
    Republic of Bulgaria, FRN, 7.063%, 7/28/11 ......................................   Bulgaria        100,000             79,250
    Government of Canada, 7.00%, 12/01/06 ...........................................    Canada          30,000  CAD        21,349
    Republic of Colombia, 9.75%, 4/23/09 ............................................   Colombia         20,000             17,728
    Kingdom of Denmark, 5.00%, 8/15/05 ..............................................    Denmark        212,000  DKK        26,386
    French Treasury Note, 3.50%, 7/12/04 ............................................    France          28,000  EUR        25,312
    Federal Republic of Germany, 3.25%, 2/17/04 .....................................    Germany         41,000  EUR        37,041
    Federal Republic of Germany, 4.50%, 7/04/09 .....................................    Germany         73,000  EUR        66,413
    Buoni Poliennali del Tesoro, 7.75%, 11/01/06 ....................................     Italy         100,000  EUR       107,502
    United Mexican States, 8.625%, 3/12/08 ..........................................    Mexico         180,000            173,700
    United Mexican States, 9.875%, 2/01/10 ..........................................    Mexico         100,000            104,500
    Government of Netherlands, 5.75%, 2/15/07 .......................................  Netherlands       50,000  EUR        49,121
    Government of New Zealand, 7.00%, 7/15/09 .......................................  New Zealand      125,000  NZD        59,790
    Republic of Panama, 9.375%, 4/01/29 .............................................    Panama         120,000            114,900
    Republic of Peru, FRN, 4.50%, 3/07/17 ...........................................     Peru           70,000             46,944
    Republic of Philippines, 9.875%, 3/16/10 ........................................  Philippines       30,000             27,675
    Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ..............................    Russia          50,000             38,750
    Bonos y Oblig del Estado, 3.25%, 1/31/05 ........................................     Spain          67,000  EUR        59,035
    Swedish Government, 10.25%, 5/05/03 .............................................    Sweden         100,000  SEK        12,904
    Republic of Turkey, 12.375%, 6/15/09 ............................................    Turkey          75,000             79,688
    United Kingdom, 7.50%, 12/07/06 .................................................United Kingdom      65,000  GBP       108,368
    Republic of Venezuela, 9.25%, 9/15/27 ...........................................   Venezuela       215,000            141,766
                                                                                                                        ----------
    Total Foreign Government and Agency Securities (Cost $2,164,463).................                                    2,125,099
                                                                                                                        ----------
    Total Long Term Investments (Cost $6,707,362)....................................                                   $6,576,244
                                                                                                                        ----------
                                                                                                       SHARES
                                                                                                       ------
    Short Term Investments 14.3%
(a) Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $1,048,482).. United States   1,048,482          1,048,482
                                                                                                                        ----------
    Total Investments (Cost $7,755,844) 103.8%.......................................                                    7,624,726
    Other Assets, less Liabilities (3.8%) ...........................................                                     (280,266)
                                                                                                                        ----------
    Net Assets 100.0% ...............................................................                                   $7,344,460
                                                                                                                        ==========

Currency Abbreviations:

AUD-Australian Dollar
CAD-Canadian Dollar
DKK-Danish Krona
EUR-European Currency Unit
GBP-British Pound
NZD-New Zealand Dollars
SEK-Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(b)1 share = $1,000 par value

                       See notes to financial statements.

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $7,755,844
                                                           ==========
  Value ...............................................     7,624,726
 Receivables:
  Capital shares sold .................................         1,342
  Dividends and interest ..............................       112,723
  Affiliates ..........................................         2,364
                                                           ----------
   Total assets .......................................     7,741,155
                                                           ----------
Liabilities:
 Payables:
  Investment securities purchased .....................       380,452
  Affiliates ..........................................         2,099
 Other liabilities ....................................        14,144
                                                           ----------
   Total liabilities ..................................       396,695
                                                           ----------
    Net assets, at value ..............................    $7,344,460
                                                           ==========
Net assets consist of:
 Undistributed net investment income ..................    $  242,370
 Net unrealized depreciation ..........................      (130,911)
 Accumulated net realized loss ........................        (5,309)
 Capital shares .......................................     7,238,310
                                                           ----------
    Net assets, at value ..............................    $7,344,460
                                                           ==========
Class 1:
 Net assets, at value .................................    $7,344,460
                                                           ==========
 Shares outstanding ...................................       727,486
                                                           ==========
 Net asset value and offering price per share .........    $    10.10
                                                           ==========

                       See notes to financial statements.

                                                                         FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
(net of foreign taxes of $680)
 Dividends ...............................................................    $   35,558
 Interest ................................................................       229,216
                                                                              ----------
  Total investment income ................................................       264,774
                                                                              ----------
Expenses:
 Management fees (Note 3) ................................................        11,103
 Administrative fees (Note 3) ............................................         5,930
 Custodian fees ..........................................................           412
 Reports to shareholders .................................................           107
 Professional fees (Note 3) ..............................................        11,353
 Trustees' fees and expenses .............................................            70
 Other ...................................................................         2,997
                                                                              ----------
  Total expenses .........................................................        31,972
  Expenses waived/paid by affiliate (Note 3) .............................        (9,596)
                                                                              ----------
   Net expenses ..........................................................        22,376
                                                                              ----------
    Net investment income ................................................       242,398
                                                                              ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................        15,437
  Foreign currency transactions ..........................................          (602)
                                                                              ----------
   Net realized gain .....................................................        14,835
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................      (133,959)
  Translation of assets and liabilities denominated in foreign currencies            321
                                                                              ----------
   Net unrealized depreciation ...........................................      (133,638)
                                                                              ----------
Net realized and unrealized loss .........................................      (118,803)
                                                                              ----------
Net increase in net assets resulting from operations .....................    $  123,595
                                                                              ==========

                       See notes to financial statements.

FSI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended       Year Ended
                                                                                              June 30, 2000    December 31, 1999(a)
                                                                                           ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................     $  242,398         $  133,560
  Net realized gain (loss) from investments and foreign currency transactions ............         14,835            (20,511)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................       (133,638)             2,727
                                                                                               -----------------------------
   Net increase in net assets resulting from operations ..................................        123,595            115,776
 Distributions to shareholders from net investment income ................................         (1,978)          (131,241)
 Capital share transactions (Note 2) .....................................................      2,481,777          4,756,531
                                                                                               -----------------------------
   Net increase in net assets ............................................................      2,603,394          4,741,066
Net assets:
 Beginning of period .....................................................................      4,741,066                 --
                                                                                               -----------------------------
 End of period ...........................................................................     $7,344,460         $4,741,066
                                                                                               =============================
Undistributed net investment income included in net assets:
 End of period ...........................................................................     $  242,370         $    1,950
                                                                                               =============================

(a)For the period July 1, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                         FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Strategic Income Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 57% of the total Fund's shares were sold through one insurance company. The Fund seeks high current income.

The following summarizes the Fund's significant accounting policies.

Effective May 1, 2000, the name of the Templeton Variable Products Series Fund
- Franklin Strategic Income Investments Fund changed to Franklin Templeton Variable Insurance Products Trust - Franklin Strategic Income Securities Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FSI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters effecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                     Six Months Ended             Year Ended
                                                      June 30, 2000           December 31, 1999(a)
                                                --------------------------------------------------
                                                   Shares        Amount       Shares       Amount
Class 1 Shares:                                 --------------------------------------------------
Shares sold ...................................    281,031    $2,776,378     463,525    $4,632,471
Shares issued in reinvestment of distributions         200         1,978      13,257       131,241
Shares redeemed ...............................    (29,799)     (296,579)       (728)       (7,181)
                                                   -----------------------------------------------
Net increase ..................................    251,432    $2,481,777     476,054    $4,756,531
                                                   ===============================================

(a)For the period July 1, 1999 (effective date) to December 31, 1999.

As of June 30, 2000 there were no transactions in the Fund's Class 2 shares.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Advisers, Inc (Advisers)                                Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Templeton Investment Counsel, Inc. (TICI)                        Sub-adviser
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -----------------------------------------------------------------------
               .425%         First $500 million
               .325%         Over $500 million, up to and including $1 billion
               .28%          Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

                                                                         FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Under a subadvisory agreement, TICI provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

Advisers agreed in advance to waive management fees as noted in the Statement of Operations.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares. No payments were made by the Fund for the period ended June 30, 2000.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $174 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses of $18,246 which may be carried over to offset future capital gains. Such losses expire in December 31, 2007.

At December 31, 1999, the Fund had deferred capital losses of $1,898 occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and merger related expenses.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.


At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $7,755,844 was as follows:

  Unrealized appreciation .............  $  109,920
  Unrealized depreciation .............    (241,038)
                                         ----------
  Net unrealized depreciation .........  $ (131,118)
                                         ==========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $3,163,153 and $514,844, respectively.

6. CREDIT RISK

The Fund has 59.8% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because of such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund has investments in excess of 10% of its total net assets in the Telecommunications industry. Such concentration may subject the Fund more significantly to economic changes occurring within this industry.

FSI-16

                                             FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable-rate mortgage-backed securities.
--------------------------------------------------------------------------------
The U.S. economy continued its rapid expansion during the first half of 2000. This above-trend growth, coupled with an extremely tight labor market and commodity price increases, contributed to the Federal Reserve Board's (the Fed's) raising interest rates three times during the reporting period for a total of 100 basis points (1.0%), in an apparent effort to relieve inflationary pressures. While this caused short-term interest rates to rise, longer-term Treasury interest rates began to fall partly due to increasingly positive federal budget surplus projections. In addition, the U.S. Treasury Department conducted several buyback operations of long-term bonds during the reporting period, which pushed longer-term yields even lower. This helped to create an inverted Treasury yield curve -- the uncommon phenomenon where long-term yields are lower than short-term yields. However, because the inversion was primarily supply-related, mortgage pass-throughs and other fixed income securities, such as those in which the Fund invests, did not participate in this event. The yield spreads between mortgage pass-throughs and Treasury bonds generally widened during the reporting period, increasing these securities' income advantage over Treasuries.

Investors generally began to favor Ginnie Mae (Government National Mortgage Association or GNMA) pass-throughs over Fannie Mae (Federal National Mortgage Association or FNMA) and Freddie Mac (Federal Home Loan Mortgage Association or FHLMC) pass-throughs in March 2000, largely because of news about possible changes in Fannie Mae's and Freddie Mac's status as quasi-government agencies. Treasury Undersecretary Gary Gensler and Senate Banking Committee Chairman Phil Gramm suggested that Congress should re-evaluate Fannie Mae's and Freddie Mac's relationship with the U.S. government. This process could take some time to complete, and likely will be highly influenced by the agencies' powerful political network. There may be some refinement of their relationship, but we do not think the government would cut all ties with these agencies. In sum, we believe that investor fears over these issues are exaggerated. Still, this seemed to cause spreads on Fannie Mae and Freddie Mac pass-throughs to widen significantly, and allowed us to increase our weightings in these securities at attractive levels.

This chart in pie format shows the investment holdings of Franklin U.S. Government Fund as a percentage of total net assets on 6/30/00.

Mortgage-Backed Securities                                        73.9%
Agency Notes & Bonds                                              22.7%
Short-Term Investments & Other Net Assets                          3.4%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          FUS-1

Looking forward, we will manage Franklin U.S. Government Fund primarily as a mortgage income fund as we have always done, emphasizing agency mortgage pass-throughs for their attractive income advantages versus Treasury securities. In addition, the Fund will continue to use non-mortgage securities, such as Treasury and U.S. government agency securities, for diversification purposes.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FUS-2

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin U.S. Government Fund - Class 1 delivered a +3.92% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin U.S. Government Fund - Class 1
 Periods ended 6/30/00
                                                                                           Since
                                                                                         Inception
                                                1-Year        5-Year        10-Year      (3/14/89)
 --------------------------------------------------------------------------------------------------
 Average Annual Total Retur  n                 +4.29%       +5.88%         +7.60%          +7.43%
 Cumulative Total Return                       +4.29%      +33.06%       +108.10%        +124.59%


Franklin U.S. Government
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


               Past performance does not guarantee future results.


                                                                          FUS-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights

                                                                                      Class 1
                                                --------------------------------------------------------------------------------
                                                 Six Months Ended                       Year Ended December 31,
                                                   June 30, 2000   -------------------------------------------------------------
                                                    (unaudited)         1999        1998         1997         1996         1995
                                                --------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $11.78           $13.89       $13.92       $13.47      $14.00       $12.57
                                                     ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a).......................         .39              .83          .99         1.00         .75          .93
 Net realized and unrealized gains (losses) ....         .07             (.96)         .01          .21        (.31)        1.46
                                                     ---------------------------------------------------------------------------
Total from investment operations ...............         .46             (.13)        1.00         1.21         .44         2.39
                                                     ---------------------------------------------------------------------------
Less distributions from net investment income ..        (.01)           (1.98)       (1.03)        (.76)       (.97)        (.96)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period .................      $12.23           $11.78       $13.89       $13.92      $13.47       $14.00
                                                     ===========================================================================
Total return(b).................................       3.92%            (.94%)       7.44%        9.31%       3.62%       19.46%
Ratios/supplemental data
Net assets, end of period (000's) ..............    $449,956         $515,033     $710,832     $765,084    $843,858     $643,165
Ratios to average net assets:
 Expenses ......................................        .52%(e)          .51%         .50%         .50%        .51%         .52%
 Net investment income .........................       6.54%(e)         6.25%        6.22%        6.49%       6.66%        6.72%
Portfolio turnover rate ........................       2.93%            7.90%       31.34%       16.84%      12.93%(d)    18.68%(c)

(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)The portfolio turnover rate excludes mortgage dollar roll transactions.
(d)The portfolio turnover rate excludes transactions related to the merger of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.
(e)Annualized

FUS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights (continued)

                                                                          Class 2
                                                          -----------------------------------------
                                                           Six Months Ended
                                                            June 30, 2000          Year Ended
                                                             (unaudited)       December 31, 1999(c)
                                                          -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $11.78                $13.89
                                                               ----------------------------
Income from investment operations:
 Net investment income(a)..............................           .37                   .77
 Net realized and unrealized gains (losses) ...........           .07                  (.92)
                                                               ----------------------------
Total from investment operations ......................           .44                  (.15)
                                                               ----------------------------
Less distributions from net investment income .........          (.01)                (1.96)
                                                               ----------------------------
Net asset value, end of period ........................        $12.21               $ 11.78
                                                               ============================
Total return(b)........................................         3.75%                (1.10%)

Ratios/supplemental data
Net assets, end of period (000's) .....................        $1,512               $ 1,877
Ratios to average net assets:
 Expenses .............................................          .77%(d)               .77%(d)
 Net investment income ................................         6.30%(d)              5.95%(d)
Portfolio turnover rate ...............................         2.93%                 7.90%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Annualized

                       See notes to financial statements.

                                                                          FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, June 30, 2000 (unaudited)


                                                                                   PRINCIPAL
                                                                                     AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities 73.9%
Government National Mortgage Association (GNMA) - Fixed Rate 45.9%
GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 ........................................    $ 6,714,898     $  5,988,294
GNMA II, 5.50%, 9/20/28 - 1/20/29 ............................................      3,015,106        2,674,025
GNMA I, SF, 6.00%, 11/15/23 - 4/15/24 ........................................     13,095,985       12,170,580
GNMA II, 6.00%, 1/20/24 - 8/20/28 ............................................     28,863,086       26,482,933
GNMA I, SF, 6.50%, 5/15/23 - 7/15/28 .........................................     31,150,736       29,741,362
GNMA II, 6.50%, 3/20/28 ......................................................     16,766,776       15,831,930
GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 .........................................     47,782,201       46,613,583
GNMA I, SF, 7.25%, 11/15/25 ..................................................      1,137,124        1,119,372
GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ...........................................      2,123,030        2,089,884
GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 .........................................     22,876,330       22,825,820
GNMA II, 7.50%, 11/20/16 - 11/20/26 ..........................................     15,296,042       15,159,524
GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 .........................................     12,975,938       13,190,749
GNMA II, 8.00%, 2/20/16 - 8/20/26 ............................................      1,228,390        1,241,042
GNMA I, SF, 8.25%, 4/15/25 ...................................................        544,572          552,721
GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 ........................................      3,254,298        3,346,804
GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 .........................................      1,612,130        1,675,786
GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 ........................................      3,018,955        3,159,961
GNMA II, 9.50%, 4/20/25 ......................................................        346,679          358,801
GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 ........................................      2,997,269        3,161,063
                                                                                                  ------------
                                                                                                   207,384,234
                                                                                                  ------------
Federal National Mortgage Association (FNMA) - Fixed Rate 12.9%
FNMA, 6.00%, 10/01/23 - 10/01/29 .............................................     28,110,153       25,815,041
FNMA, 6.50%, 1/01/24 - 2/01/30 ...............................................     20,947,179       19,840,645
FNMA, 7.00%, 5/01/24 .........................................................      1,115,219        1,080,108
FNMA, PL, 7.00%, 3/17/35 .....................................................      2,995,087        2,783,559
FNMA, 7.50%, 4/01/23 - 8/01/25 ...............................................      4,165,120        4,125,589
FNMA, 8.00%, 7/01/16 - 2/01/25 ...............................................      4,320,501        4,359,970
FNMA, 8.50%, 10/01/19 - 2/01/22 ..............................................        244,015          249,667
                                                                                                  ------------
                                                                                                    58,254,579
                                                                                                  ------------
Federal National Mortgage Association (FNMA) - Adjustable Rate 4.8%
FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.243%, 2/01/19 .......      2,723,858        2,795,269
FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.592%, 9/01/18 .....      2,898,580        2,980,019
FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.548%, 7/01/19 .....      2,532,091        2,601,610
FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.329%, 1/01/18 .....      7,247,360        7,424,003
FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.217%, 6/01/02 ......      4,456,902        4,412,066
FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.889%, 3/01/20       1,551,938        1,581,235
                                                                                                  ------------
                                                                                                    21,794,202
                                                                                                  ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 9.1%
FHLMC, 6.00%, 1/01/24 - 8/01/28 ..............................................      8,928,295        8,191,677
FHLMC, 6.50%, 6/01/08 - 6/01/29 ..............................................     18,908,855       18,003,846
FHLMC, 7.00%, 4/01/24 ........................................................     10,162,850        9,849,176
FHLMC, 7.50%, 11/01/22 - 5/01/24 .............................................      2,885,465        2,866,175
FHLMC, 8.00%, 1/01/17 - 5/01/22 ..............................................      1,399,395        1,413,687
FHLMC, 8.50%, 4/01/18 - 3/01/22 ..............................................        575,504          588,186
FHLMC, 9.00%, 3/01/03 ........................................................        192,850          195,717
                                                                                                  ------------
                                                                                                    41,108,464
                                                                                                  ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate 1.2%
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 ....      2,192,725        2,240,758
FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 ....      2,861,957        2,953,468
                                                                                                  ------------
                                                                                                     5,194,226
                                                                                                  ------------
Total Mortgage-Backed Securities (Cost $339,056,739)..........................                     333,735,705
                                                                                                  ------------

FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                         PRINCIPAL
                                                                                                           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    Other Agency Securities 22.7%
    Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ..................................................$ 5,000,000   $  4,900,795
    Federal Home Loan Bank, zero cpn., 1/23/23 .......................................................... 10,000,000      1,664,060
    FICO Strip, zero cpn., 12/06/14 ..................................................................... 13,569,000      4,921,938
    FICO Strip, zero cpn., 5/11/13 ...................................................................... 10,000,000      4,063,640
    FICO Strip, 12, zero cpn., 6/06/14 ..................................................................  9,454,000      3,554,373
    FICO Strip, 13, zero cpn., 6/27/09 .................................................................. 11,024,000      5,933,734
    FICO Strip, 16, zero cpn., 10/05/10 .................................................................  4,745,000      2,334,289
    Housing Urban Development, 96-A, 7.63%, 8/01/14 .....................................................  5,000,000      4,899,660
    Housing Urban Development, 96-A, 7.66%, 8/01/15 .....................................................  5,000,000      4,888,785
    Small Business Administration, 6.00%, 9/01/18 .......................................................  9,230,439      8,336,240
    Small Business Administration, 6.45%, 12/01/15 ......................................................  3,720,185      3,466,748
    Small Business Administration, 6.70%, 12/01/16 ......................................................  4,158,674      3,927,349
    Small Business Administration, 6.85%, 7/01/17 .......................................................  4,323,003      4,120,363
    Small Business Administration, Cap 10.85%, Margin Prime - 0.40%, Resets Quarterly, 8.10%, 6/25/19 ...  2,267,813      2,301,830
    Small Business Administration, Cap 10.875%, Margin Prime - 0.125%, Resets Quarterly, 8.375%, 3/25/18   3,173,605      3,242,632
    Student Loan Marketing Association, zero cpn., 5/15/14 .............................................. 15,000,000      4,644,465
    Tennessee Valley Authority, zero cpn., 4/15/42 ......................................................  6,000,000      2,446,500
    Tennessee Valley Authority, 5.88%, 4/01/36 .......................................................... 10,000,000      9,543,280
    Tennessee Valley Authority, 6.235%, 7/15/45 ......................................................... 14,249,000     14,152,392
    Tennessee Valley Authority, 7.25%, 7/15/43 .......................................................... 10,000,000      9,136,495
                                                                                                                       ------------
    Total Other Agency Securities (Cost $106,258,642)....................................................               102,479,568
                                                                                                                       ------------
    Total Long Term Investments (Cost $445,315,381)......................................................               436,215,273
                                                                                                                       ------------
(a) Repurchase Agreement 2.7%
    Joint Repurchase Agreement, 6.563%, 7/03/00, (Maturity Value $12,153,034) (Cost $12,146,391)......... 12,146,391     12,146,391
      Banc of America Securities LLC
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America LLC
      Goldman, Sachs & Co.
      Greenwich Capital Markets Inc.
      Lehman Brothers Inc.
      Nesbitt Burns Securities Inc.
      Paine Webber Inc.
      Paribas Corp.
      UBS Warburg
        Collateralized by U.S. Treasury Bills & Notes                                                                  ------------
    Total Investments (Cost $457,461,772) 99.3%..........................................................               448,361,664
    Other Assets, less Liabilities .7% ..................................................................                 3,106,928
                                                                                                                       ------------
    Net Assets 100% .....................................................................................              $451,468,592
                                                                                                                       ============

(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

                                                                          FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $ 457,461,772
                                                           -------------
  Value ...............................................      448,361,664
 Receivables:
  Investment securities sold ..........................           26,322
  Interest ............................................        3,835,678
                                                           -------------
    Total assets ......................................      452,223,664
                                                           -------------
Liabilities:
 Payables:
  Capital shares redeemed .............................          519,589
  Affiliates ..........................................          189,541
 Other liabilities ....................................           45,942
                                                           -------------
    Total liabilities .................................          755,072
                                                           -------------
     Net assets, at value .............................    $ 451,468,592
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $  15,627,382
 Net unrealized depreciation ..........................       (9,100,108)
 Accumulated net realized loss ........................      (16,283,705)
 Capital shares .......................................      461,225,023
                                                           -------------
     Net assets, at value .............................    $ 451,468,592
                                                           =============
Class 1:
 Net assets, at value .................................    $ 449,956,210
                                                           =============
 Shares outstanding ...................................       36,782,407
                                                           =============
 Net asset value and offering price per share .........    $       12.23
                                                           =============
Class 2:
 Net assets, at value .................................    $   1,512,382
                                                           =============
 Shares outstanding ...................................          123,898
                                                           =============
 Net asset value and offering price per share .........    $       12.21
                                                           =============

                       See notes to financial statements.

FUS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Interest ....................................................    $ 16,886,132
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................       1,197,723
 Distribution fees - Class 2 (Note 3) ........................           2,175
 Custodian fees ..............................................           2,746
 Reports to shareholders .....................................          28,012
 Professional fees (Note 3) ..................................          16,212
 Trustees' fees and expenses .................................           2,808
 Other .......................................................           5,622
                                                                  ------------
  Total expenses .............................................       1,255,298
                                                                  ------------
   Net investment income .....................................      15,630,834
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized loss from investments ..........................      (5,409,291)
 Net unrealized appreciation on investments ..................       7,624,249
                                                                  ------------
Net realized and unrealized gain .............................       2,214,958
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 17,845,792
                                                                  ============

                       See notes to financial statements.

                                                                          FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                              Six Months Ended        Year Ended
                                                                                June 30, 2000      December 31, 1999
                                                                             ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................     $  15,630,834        $   38,162,814
  Net realized gain (loss) from investments ..............................        (5,409,291)            2,048,000
  Net unrealized appreciation (depreciation) on investments ..............         7,624,249           (45,913,508)
                                                                               -----------------------------------
   Net increase (decrease) in net assets resulting from operations .......        17,845,792            (5,702,694)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................          (430,710)          (82,724,494)
   Class 2 ...............................................................            (1,808)             (257,323)
                                                                               -----------------------------------
 Total distributions to shareholders .....................................          (432,518)          (82,981,817)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................       (82,430,357)         (107,385,179)
   Class 2 ...............................................................          (424,631)            2,148,073
                                                                               -----------------------------------
 Total capital share transactions ........................................       (82,854,988)         (105,237,106)
   Net decrease in net assets ............................................       (65,441,714)         (193,921,617)
Net assets:
 Beginning of period .....................................................       516,910,306           710,831,923
                                                                               -----------------------------------
 End of period ...........................................................     $ 451,468,592        $  516,910,306
                                                                               ===================================
Undistributed net investment income included in net assets:
 End of period ...........................................................     $  15,627,382        $      429,066
                                                                               ===================================

                       See notes to financial statements.

FUS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin U.S. Government Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 90% of the Fund's shares were sold through one insurance company. The Funds investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

                                                                         FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        Six Months Ended                     Year Ended
                                                         June 30, 2000                   December 31, 1999(a)
                                                -------------------------------------------------------------------
                                                     Shares          Amount           Shares            Amount
Class 1 Shares:                                 -------------------------------------------------------------------
Shares sold ...................................     1,272,103    $  15,101,219        4,229,311    $   56,773,998
Shares issued in reinvestment of distributions         35,952          430,710        6,745,264        82,724,494
Shares redeemed ...............................    (8,233,196)     (97,962,286)     (18,460,763)     (246,883,671)
                                                   --------------------------------------------------------------
Net decrease ..................................    (6,925,141)   $ (82,430,357)      (7,486,188)   $ (107,385,179)
                                                   ==============================================================
Class 2 Shares:
Shares sold ...................................        30,850    $     367,994          165,968    $    2,244,294
Shares issued in reinvestment of distributions            151            1,808           21,095           257,323
Shares redeemed ...............................       (66,496)        (794,433)         (27,670)         (353,544)
                                                   --------------------------------------------------------------
Net increase (decrease) .......................       (35,495)   $    (424,631)         159,393    $    2,148,073
                                                   ==============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .500%         Over $100 million, up to and including $250 million
               .450%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under and agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,482 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

FUS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
  2002 ..............................  $8,408,494
  2003 ..............................     826,481
  2005 ..............................     169,754
                                       ----------
                                       $9,404,729
                                       ==========

At December 31, 1999, the Fund had a deferred capital loss occurring subsequent to October 31, 1999 of $1,160,146. For tax purposes, such loss will be reflected in the year ending December 31, 2000.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of mortgage dollar rolls.

At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $457,771,312 was as follows:

  Unrealized appreciation .............  $   5,827,607
  Unrealized depreciation .............    (15,237,255)
                                         -------------
  Net unrealized depreciation .........  $  (9,409,648)
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $1,361,977 and $83,332,412, respectively.


                                                                         FUS-13

                             FRANKLIN ZERO COUPON FUNDS - 2000, 2005, 2010

--------------------------------------------------------------------------------
Funds' Goal and Primary Investments: The three Zero Coupon Funds seek as high an investment return as is consistent with capital preservation. The Funds invest primarily in dollar-denominated zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government, its agencies and authorities. Each Zero Coupon Fund seeks to return a reasonably assured target dollar amount, predictable at the time of the investment, on a specific date in the future. The Funds may not be appropriate for those who intend to redeem units before the maturity dates.
--------------------------------------------------------------------------------
During the six months under review, there was a significant divergence between the movement of short-term and long-term interest rates, largely as a result of the U.S. economy's continued rapid expansion and the Federal Reserve Board's (the Fed's) attempt to control inflation. Above-trend economic growth, an extremely tight labor market and commodity price increases contributed to the Fed's raising interest rates three times during the reporting period for a total of 100 basis points (1.0%), leaving the federal funds target rate at 6.5% on June 30, 2000. While this caused short-term interest rates to rise, longer-term Treasury interest rates began to fall partly due to increasingly positive federal budget surplus projections. In addition, the U.S. Treasury Department conducted several buyback operations of long-term bonds during the reporting period, which pushed longer-term yields even lower. This helped to create an inverted Treasury yield curve -- the uncommon phenomenon where long-term yields are lower than short-term yields. Franklin Zero Coupon 2010 Fund, with its longer-term securities, benefited the most from this environment.

Franklin Zero Coupon Funds invest primarily in securities issued by government sponsored agencies. In our view, there is only slightly more risk in agency securities than direct obligations of the U.S. government. However, agency securities historically have offered a higher yield advantage than Treasuries.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Funds' Statement of Investments.

Typically, individual zero coupon bonds will return a fixed rate, if held to maturity. Zero coupon investments, therefore, can be attractive for relatively short-term investors and risk-averse, long-term investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow into or out of the portfolio, and vary with market conditions. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity.

Looking ahead, we think inflation should remain subdued, making fixed income investments attractive. Zero coupon bonds and the Franklin Zero Coupon Funds, while subject to price fluctuation as a result of changes in interest rates, can offer investors relatively certain returns if held to maturity. For each Fund, we strive to maintain the weighted average maturity as close to the target maturity as possible so that the Fund will mirror the features of a zero coupon bond.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Funds. Our strategies and the Funds' portfolio compositions will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Zero Coupon 2000 Fund - Class 1 delivered a +2.83% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns.


 Franklin Zero Coupon 2000 Fund - Class 1
 Periods ended 6/30/00
                                                                                            Since
                                                                                          Inception
                                                 1-Year        5-Year        10-Year      (3/14/89)
 ---------------------------------------------------------------------------------------------------
 Average Annual Total Return                    +4.92%       +5.80%         +8.68%          +8.50%
 Cumulative Total Return                        +4.92%      +32.58%       +129.84%        +151.25%


Franklin Zero Coupon
2000 Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

Franklin Zero Coupon
2005 Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Zero Coupon 2005 Fund - Class 1 delivered a +3.91% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns.


 Franklin Zero Coupon 2005 Fund - Class 1
 Periods ended 6/30/00
                                                                           Since
                                                                        Inception
                                  1-Year       5-Year       10-Year     (3/14/89)
 ----------------------------------------------------------------------------------
 Average Annual Total Return     +2.91%         +6.15%     +9.75%        +9.56%
 Cumulative Total Return         +2.91%        +34.75%   +153.45%      +180.44%

              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Zero Coupon 2010 Fund - Class 1 delivered a +5.69% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns.


 Franklin Zero Coupon 2010 Fund - Class 1
 Periods ended 6/30/00
                                                                                            Since
                                                                                          Inception
                                                 1-Year        5-Year        10-Year      (3/14/89)
 ------------------------------------------------------------------------------------------------------
 Average Annual Total Return                    +1.73%       +6.78%        +10.38%         +10.12%
 Cumulative Total Return                        +1.73%      +38.82%       +168.54%        +197.10%


Franklin Zero Coupon
2010 Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                   TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The Fund may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------
Economic Overview

Early in the review period investors generally remained cautious regarding interest rates partly because of inflationary fears stemming from higher oil prices, but mostly, we believe, because of upward revisions in global economic growth forecasts. Confirmed European economic recovery, better-than-expected growth in Japan, as well as continued U.S. growth, appeared to fuel this cautious approach. Improving global economies led to expectations of higher commodity prices, productivity and employment rates, all of which would add to inflationary pressures and a tighter monetary policy stance by central banks. In our opinion, these conditions supported the consensus view that the industrial economies, with the possible exception of Japan, had reached the bottom of their respective interest-rate cycles. Later in the period, reduced U.S. bond supply and equity market volatility helped to offset these interest-rate concerns. Bonds began to appear more attractive to investors who put money back into the global fixed income markets.

In this environment, the J.P. Morgan Global Government Bond Index (GGBI) posted a 3.28% return in local currency terms for the six months under review, despite tighter monetary policies by major central banks.(1) Expectations for reduced government bond supply, resulting in part from U.S. fiscal surpluses and lower deficits in Europe, contributed to this positive performance. In addition to supply concerns, volatile equity markets led the global fixed income market higher toward the end of the period. We note that the GGBI underperformed the J.P. Morgan U.S. Government Bond Index's 5.55% return, which benefited from the U.S. Treasury buyback program.(2) The

(1) Source: Standard and Poor's Micropal. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world.

(2) Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Index includes actively traded U.S. fixed-rate bonds with a remaining maturity of one year or longer.

This chart in pie format shows the geographic distribution of Templeton Global Income Securities Fund as a percentage of total net assets on 6/30/00.

Europe                                                       49.5%
North America                                                18.4%
Latin America                                                14.6%
Australia/New Zealand                                         7.8%
Asia                                                          6.1%
Short-Term Investments &
Other Net Assets                                              3.6%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          TGI-1
buyback contributed significantly to the U.S. yield curve inversion during the period. As bond prices and yields move in an inverse relationship, higher prices on long-term bonds shifted their yields downward, while short-term bond prices fell lower and their yields inched higher. In contrast, European Monetary Union (EMU) countries' yield curve only flattened, as yields rose on the short end. Hence, EMU bond prices fell, while those in the U.S. market rose. Most major currencies' weakness against the U.S. dollar resulted in lower returns for the global index in U.S. dollar terms, and the GGBI posted a U.S. dollar return of 0.41%.

In local currency terms, European bonds rose 2.84%, as all European bond markets offered positive returns. The U.K. index increased 4.26% and the EMU bond index gained 2.56%. The Danish market underperformed the EMU countries, while Japan remained relatively flat, as economic recovery expectations, stable interest rates and a stronger yen seemed to result in capital inflows. The Australia/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the U.S. bond market in local currency terms.

Emerging market bond prices rose during the period, apparently as a result of higher commodity prices and improved economic fundamentals for the respective countries. The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) increased 8.10% during the six-month period. Most countries in the index experienced positive returns, with the exception of Nigeria, Colombia, the Philippines and Peru. Russian bonds were among the best performers, increasing 49.78%, followed by those of Algeria, Venezuela, Mexico and Turkey.

Portfolio Notes

Templeton Global Income Securities Fund attempted to maximize its total return, including income, during the period by allocating about 80%-85% of its assets to intermediate- and long-term investment grade bonds and about 15%-20% of its assets to the highest quality and most liquid bonds we found in the emerging markets. We believe that this balance offers the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

TGI-2

The Fund's geographic allocation changed slightly during the period. North American markets decreased from 23.8% to 18.4% of total net assets, with Canadian exposure increasing slightly and the U.S. allocation decreasing 4.0%. We increased the European allocation slightly to 49.5%, adjusting the underlying country mix to decrease our exposure to Sweden, and add to positions in Denmark, Germany and Italy. The Fund's Australia/New Zealand and Japanese allocations remained relatively unchanged. Meanwhile, we took advantage of the premium on Mexican assets, following the country's debt upgrade, to sell Mexican securities and add to positions in Argentina, Brazil and Venezuela. This left the Fund's Latin American exposure at 14.6% on June 30, 2000.

The Fund's emerging markets exposure continued to have a relatively low duration with respect to the J.P. Morgan EMBI+, thereby reducing its sensitivity to interest-rate movements and market uncertainty.(3) At period's end, the Fund's bonds were U.S. dollar-denominated sovereign Eurobonds, with fixed coupons issued by countries we believe to have strong repayment capacity. We also continued to emphasize Latin America, because we feel the region has improving fundamentals.

Looking forward, we believe that global inflationary pressures will continue to increase in the near term and world economic growth will remain strong throughout the year. In such a challenging environment for bonds, investing in a fully diversified global fixed income portfolio can reduce risks of declines in any particular market or sector.

(3) Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds, and local markets instruments. It provides investors with a definition of the market for emerging markets external-currency debt, a list of the traded instruments, and a compilation of their terms. The EMBI+ includes 49 instruments from 14 countries, with a total face value of $175 billion and a market capitalization of $98 billion.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                          TGI-3

Templeton Global Income
Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Global Income Securities Fund - Class 1 delivered a +0.15% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Income Securities Fund - Class 1
 Periods ended 6/30/00
                                                                       Since
                                                                     Inception
                                  1-Year      5-Year      10-Year    (1/24/89)
 -------------------------------------------------------------------------------
 Average Annual Total Return     -0.46%        +3.80%    +5.40%          +5.96%
 Cumulative Total Return         -0.46%       +20.51%   +69.25%         +93.86%

              Past performance does not guarantee future results.

TGI-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

                                                                                     Class 1
                                                -----------------------------------------------------------------------------------
                                                 Six Months Ended                        Year Ended December 31,
                                                   June 30, 2000   ----------------------------------------------------------------
                                                    (unaudited)        1999         1998         1997         1996         1995
                                                -----------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $11.07             $12.87        $12.97       $13.61       $13.46       $12.19
                                                  -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c).......................      .34                .68          1.07         1.05         1.02          .29
 Net realized and unrealized gains (losses) ....     (.32)             (1.42)         (.19)        (.73)         .17         1.47
                                                  -------------------------------------------------------------------------------
Total from investment operations ...............      .02               (.74)          .88          .32         1.19         1.76
                                                  -------------------------------------------------------------------------------
Less distributions from net investment income ..     (.02)             (1.06)         (.98)        (.96)       (1.04)        (.49)
                                                  -------------------------------------------------------------------------------
Net asset value, end of period .................   $11.07             $11.07        $12.87       $12.97       $13.61       $13.46
                                                  ===============================================================================
Total return(b).................................     .15%             (5.79%)        7.08%        2.55%        9.56%       14.68%

Ratios/supplemental data
Net assets, end of period (000's) ..............  $90,505            $90,537      $150,941     $185,016     $221,722     $243,194
Ratios to average net assets:
 Expenses ......................................      72%(a)            .65%          .63%         .62%         .61%         .64%
 Net investment income .........................    6.21%(a)           5.65%         6.86%        7.03%        7.30%        7.59%
Portfolio turnover rate ........................   14.15%             80.76%        84.17%      181.61%      140.96%      152.89%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

                                                                          TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                          Class 2
                                                          -----------------------------------------
                                                           Six Months Ended
                                                            June 30, 2000          Year Ended
                                                             (unaudited)       December 31, 1999(c)
                                                          -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................    $11.04               $12.93
                                                           ---------------------------
Income from investment operations:
 Net investment income(d)..............................       .32                  .60
 Net realized and unrealized losses ...................      (.31)               (1.44)
                                                           ---------------------------
Total from investment operations ......................       .01                 (.84)
                                                           ---------------------------
Less distributions from net investment income .........      (.02)               (1.05)
                                                           ---------------------------
Net asset value, end of period ........................    $11.03               $11.04
                                                           ===========================
Total return(b)........................................      .06%               (6.53%)

Ratios/supplemental data
Net assets, end of period (000's) .....................    $1,150                 $443
Ratios to average net assets:
 Expenses .............................................      .97%(a)              .91%(a)
 Net investment income ................................     6.05%(a)             5.36%(a)
Portfolio turnover rate ...............................    14.15%               80.76%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.


                       See notes to financial statements.

TGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)


                                                                                          PRINCIPAL
                                                                                           AMOUNT*                VALUE
----------------------------------------------------------------------------------------------------------------------------
    Long Term Investments 96.4%
    Argentina 3.6%
    Republic of Argentina:
    11.75%, 4/07/09 ...........................................................       $      1,645,000        $  1,536,019
    11.375%, 3/15/10 ..........................................................              1,880,000           1,717,850
                                                                                                              ------------
                                                                                                                 3,253,869
                                                                                                              ------------
    Australia 4.6%
    New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 ......................         4,900,000 AUD            3,014,840
    Queensland Treasury Corp., 6.50%, 6/14/05 .................................         1,930,000 AUD            1,167,252
                                                                                                              ------------
                                                                                                                 4,182,092
                                                                                                              ------------
    Belgium 3.6%
    Kingdom of Belgium, 7.75%, 10/15/04 .......................................         3,113,000 EUR            3,258,946
                                                                                                              ------------
    Brazil 5.0%
    Government of Brazil:
    FRN, 7.4375%, 4/15/09 .....................................................              1,680,000           1,407,000
    14.50%, 10/15/09 ..........................................................              2,950,000           3,155,025
                                                                                                              ------------
                                                                                                                 4,562,025
                                                                                                              ------------
    Bulgaria 3.1%
    Republic of Bulgaria, FRN, 7.0625%, 7/28/11 ...............................              3,580,000           2,837,150
                                                                                                              ------------
    Canada 2.2%
    Government of Canada:
    8.75%, 12/01/05 ...........................................................         1,247,000 CAD              947,533
    7.00%, 12/01/06 ...........................................................         1,478,000 CAD            1,051,777
                                                                                                              ------------
                                                                                                                 1,999,310
                                                                                                              ------------
    Colombia .2%
    Republic of Colombia, 9.75%, 4/23/09 ......................................                160,000             141,824
                                                                                                              ------------
    Denmark 4.1%
    Kingdom of Denmark:
    7.00%, 12/15/04 ...........................................................        18,150,000 DKK            2,441,915
    5.00%, 8/15/05 ............................................................        10,885,000 DKK            1,354,751
                                                                                                              ------------
                                                                                                                 3,796,666
                                                                                                              ------------
    Germany 17.9%
    Federal Republic of Germany:
    3.25%, 2/17/04 ............................................................         6,493,000 EUR            5,866,006
    4.50%, 7/04/09 ............................................................        11,588,000 EUR           10,542,321
                                                                                                              ------------
                                                                                                                16,408,327
                                                                                                              ------------
    India
(a) Essar Steel Ltd., FRN, 7.635%, 7/20/99 ....................................                 50,000              25,250
                                                                                                              ------------
    Italy 7.9%
    Buoni Poliennali del Tesoro:
    10.50%, 7/15/00 ...........................................................         2,884,406 EUR            2,764,578
    7.75%, 11/01/06 ...........................................................         4,183,293 EUR            4,497,109
                                                                                                              ------------
                                                                                                                 7,261,687
                                                                                                              ------------
    Japan 5.4%
    International Bank for Reconstruction & Development, 5.25%, 3/20/02 .......        482,100,000 JPY           4,942,886
                                                                                                              ------------
    Mexico 1.2%
    United Mexican States, 11.50%, 5/15/26 ....................................                885,000           1,063,106
                                                                                                              ------------
    New Zealand 3.1%
    Government of New Zealand, 7.00%, 7/15/09 .................................         6,040,000 NZD            2,889,070
                                                                                                              ------------

                                                                          TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                            PRINCIPAL
                                                                             AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Spain 3.1%
    Bonos y Oblig del Estado, 3.25%, 1/31/05 .....................        3,238,000 EUR         $  2,853,161
                                                                                                ------------
    Sweden 1.0%
    Kingdom of Sweden, 6.00%, 2/09/05 ............................        8,000,000 SEK              937,759
                                                                                                ------------
    Turkey .7%
    Republic of Turkey, 12.375%, 6/15/09 .........................              635,000              674,688
                                                                                                ------------
    United Kingdom 8.9%
    United Kingdom:
    6.50%, 12/07/03 ..............................................        3,600,000 GBP            5,553,386
    7.50%, 12/07/06 ..............................................        1,550,000 GBP            2,584,155
                                                                                                ------------
                                                                                                   8,137,541
                                                                                                ------------
    United States 16.2%
    U.S. Treasury Bond:
    6.125%, 11/15/27 .............................................              412,000              410,841
    5.25%, 11/15/28 ..............................................           10,370,000            9,180,696
    U.S. Treasury Note:
    4.50%, 1/31/01 ...............................................            3,500,000            3,461,721
    7.25%, 8/15/04 ...............................................            1,772,000            1,831,805
                                                                                                ------------
                                                                                                  14,885,063
                                                                                                ------------
    Venezuela 4.6%
    Republic of Venezuela:
    144A, 9.125%, 6/18/07 ........................................            2,240,000            1,780,800
    9.25%, 9/15/27 ...............................................            3,755,000            2,475,951
                                                                                                ------------
                                                                                                   4,256,751
                                                                                                ------------
    Total Long Term Investments before Repurchase Agreement (Cost $97,868,855)                    88,367,171
                                                                                                ------------
(b) Repurchase Agreement (Cost $780,000) .8%
    Deutsche Bank AG, 6.80%, 7/03/00 (Maturity Value $780,442)
    Collateralized by U.S. Treasury Notes and Bonds ..............              780,000              780,000
                                                                                                ------------
    Total Investments (Cost $98,648,855) 97.2%....................                                89,147,171
    Net Equity in Forwards Contracts .............................                                   (23,607)
    Other Assets, less Liabilities 2.8% ..........................                                 2,531,449
                                                                                                ------------
    Total Net Assets 100.0% ......................................                              $ 91,655,013
                                                                                                ============

Currency Abbreviations:

AUD--Australian Dollar
CAD --Canadian Dollar
DKK --Danish Krone
EUR --European Unit
GBP --British Pound
JPY --Japanese Yen
NZD --New Zealand Dollar
SEK --Swedish Krona

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Represents bonds in default.
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ..........................................................    $ 98,648,855
                                                                     ============
  Value .........................................................      89,147,171
 Cash ...........................................................         942,969
 Receivables:
  Capital shares sold ...........................................          55,185
  Interest ......................................................       2,055,954
 Unrealized gain on forward exchange contracts (Note 6) .........           6,444
                                                                     ------------
   Total assets .................................................      92,207,723
                                                                     ------------
Liabilities:
 Payables:
  Investment securities purchased ...............................         287,510
  Capital shares redeemed .......................................         163,172
  Affiliates ....................................................          48,518
 Unrealized loss on forward exchange contracts (Note 6) .........          30,051
 Other liabilities ..............................................          23,459
                                                                     ------------
   Total liabilities ............................................         552,710
                                                                     ------------
    Net assets, at value ........................................    $ 91,655,013
                                                                     ============
Net assets consist of:
 Undistributed net investment income ............................    $  2,796,359
 Net unrealized depreciation ....................................      (9,537,403)
 Accumulated net realized loss ..................................      (7,688,172)
 Capital shares .................................................     106,084,229
                                                                     ------------
    Net assets, at value ........................................    $ 91,655,013
                                                                     ============
Class 1:
 Net assets, at value ...........................................    $ 90,504,841
                                                                     ============
 Shares outstanding .............................................       8,172,441
                                                                     ============
 Net asset value and offering price per share ...................    $      11.07
                                                                     ============
Class 2:
 Net assets, at value ...........................................    $  1,150,172
                                                                     ============
 Shares outstanding .............................................         104,253
                                                                     ============
 Net asset value and offering price per share ...................    $      11.03
                                                                     ============

                      See notes to financial statements.

                                                                          TGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Interest income .........................................................    $  2,996,010
                                                                             ============
Expenses:
 Management fees (Note 3) ...............................................         275,535
 Distribution fees - Class 2 (Note 3) ...................................             838
 Custodian fees .........................................................          18,039
 Reports to shareholders ................................................           4,030
 Professional fees (Note 3) .............................................          10,842
 Trustees' fees and expenses ............................................             125
 Other ..................................................................           2,517
                                                                             ------------
  Total expenses ........................................................         311,926
                                                                             ------------
   Net investment income ................................................       2,684,084
                                                                             ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ...........................................................        (157,670)
  Foreign currency transactions .........................................         (48,209)
                                                                             ------------
   Net realized loss ....................................................        (205,879)
Net unrealized appreciation (depreciation) on:
 Investments ............................................................      (2,194,928)
 Translation of assets and liabilities denominated in foreign currencies          155,403
                                                                             ------------
  Net unrealized depreciation ...........................................      (2,039,525)
                                                                             ------------
Net realized and unrealized loss ........................................      (2,245,404)
                                                                             ------------
Net increase in net assets resulting from operations ....................    $    438,680
                                                                             ============

                       See notes to financial statements.

TGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $  2,684,084      $   6,655,075
  Net realized loss from investments and foreign currency transactions ...................        (205,879)        (6,055,260)
  Net unrealized depreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................      (2,039,525)        (8,370,208)
                                                                                              -------------------------------
   Net increase (decrease) in net assets resulting from operations .......................         438,680         (7,770,393)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................        (116,818)        (9,277,104)
   Class 2 ...............................................................................            (812)           (19,727)
                                                                                              -------------------------------
 Total distributions to shareholders .....................................................        (117,630)        (9,296,831)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................        (338,968)       (43,358,906)
   Class 2 ...............................................................................         693,020            465,304
                                                                                              -------------------------------
 Total capital share transactions ........................................................         354,052        (42,893,602)
   Net increase (decrease) in net assets .................................................         675,102        (59,960,826)
Net assets:
 Beginning of period .....................................................................      90,979,911        150,940,737
                                                                                              -------------------------------
 End of period ...........................................................................    $ 91,655,013      $  90,979,911
                                                                                              ===============================
Undistributed net investment income included in net assets:
 End of period ...........................................................................    $  2,796,359      $     229,905
                                                                                              ===============================

                       See notes to financial statements.

                                                                         TGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Global Income Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 72% of the Fund's shares were sold through one insurance company. The Fund seeks high current income, with capital appreciation as a secondary goal. The portfolio invests in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The portfolio may also invest in lower-rated "junk bonds."

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

g. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

                                                                         TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                           Six Months Ended                    Year Ended
                                                            June 30, 2000                  December 31, 1999(a)
                                                   -----------------------------------------------------------------
                                                        Shares          Amount           Shares          Amount
Class 1 Shares:                                    -----------------------------------------------------------------
Shares sold ......................................       150,065    $   1,611,401         755,763    $   9,398,931
Shares issued on merger (Note 7) .................     1,620,086       17,464,656              --               --
Shares issued on reinvestment of distributions ...        10,838          116,818         815,256        9,277,104
Shares redeemed ..................................    (1,788,206)     (19,531,843)     (5,116,543)     (62,034,941)
                                                      ------------------------------------------------------------
Net decrease .....................................        (7,217)   $    (338,968)     (3,545,524)   $ (43,358,906)
                                                      ============================================================
Class 2 Shares:
Shares sold ......................................        14,333    $     156,866          40,368    $     470,374
Shares issued on merger (Note 7) .................        70,754          759,809              --               --
Shares issued on reinvestment of distributions ...            76              812           1,764           19,727
Shares redeemed ..................................       (20,987)        (224,467)         (2,055)         (24,797)
                                                      ------------------------------------------------------------
Net increase .....................................        64,176    $     693,020          40,077    $     465,304
                                                      ============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                            Affiliation
       ----------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                                Investment manager
       Templeton Investment Counsel, Inc. (TICI)                         Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .50%          Over $100 million, up to and including $250 million
               .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TICI provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by the Fund's investment manager based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Included in professional fees are legal fees of $236 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

As of December 31, 1999, Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT - Templeton Global Income Securities Fund include December 31, 1999 capital loss carryovers of $2,367,359 acquired as a result of the reorganization with the Templeton Variable Products Series Fund (TVP) - Templeton Bond Fund (See note 7). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

  Capital loss carryover expiring in:
  2002 ..............................  $ 1,294,963
  2003 ..............................    1,605,323
  2007 ..............................    5,595,723
                                       -----------
                                       $ 8,496,009
                                       ===========

At December 31, 1999, the Fund had deferred capital losses and deferred currency losses of $1,407,836 occurring subsequent to October 31, 1999. For tax purposes, such loss will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and merger related expenses.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

  Unrealized appreciation .............  $    128,972
  Unrealized depreciation .............    (9,630,656)
                                         ------------
  Net unrealized depreciation .........  $ (9,501,684)
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $11,819,718 and $26,678,045, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 2000, the Fund has outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by

                                                                         TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                    In                            Unrealized
             Contracts to Sell                                 Exchange for      Settlement Date  Gain (Loss)
----------------------------------------------------------------------------------------------------------------
 48,100,000  Japanese Yen                                      U.S.  $  463,391       7/26/00     U.S.  $  6,444

             Contracts to Sell
--------------------------------------------------------------
294,520,000  Japanese Yen                                      U.S.  $2,786,377       7/19/00     U.S.  $ (7,679)
                                                                                                        --------
 Net unrealized loss on offsetting forward exchange contracts                                            (22,372)
                                                                                                        --------
  Unrealized loss on forward exchange contracts                                                          (30,051)
                                                                                                        --------
   Net unrealized loss on forward exchange contracts                                              U.S.  $(23,607)
                                                                                                        ========

7. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in Germany, such concentration may subject the Fund more significantly to economic changes occurring within this country.

8. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Bond Fund pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,620,086 Class 1 shares and 70,754 Class 2 shares of the FTVIPT - Templeton Global Income Securities Fund (valued at $10.78 per share and $10.74 per share, respectively) for the net assets of the TVP - Templeton Bond Fund which aggregated $18,224,465, including $1,980,489 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Global Income Securities Fund immediately after the merger were $94,683,176.

TGI-16

                                                FRANKLIN MONEY MARKET FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Money Market Fund seeks high current income consistent with capital preservation and liquidity. The Fund also seeks to maintain a stable share price of $1.00.(1) The Fund invests in high quality U.S. dollar-denominated money market debt instruments.
--------------------------------------------------------------------------------
U.S. economic growth remained very strong for most of the six-month period under review. During the first and second quarters of 2000, U.S. gross domestic product (GDP) grew at robust annualized rates of 4.8% and 5.2%, respectively, and consumer spending rose at the fastest pace in more than 17 years. In April, the nation's unemployment rate fell to 3.9%, a 30-year low. Faster growth, tight labor markets and higher commodity prices contributed to the acceleration in the inflation rate as measured by the Consumer Price Index to a 3.7% seasonally adjusted annual rate through June. Apparently, in response to the strong growth and higher inflation, the Federal Reserve Board (the Fed) increased the federal funds target rate three times during the period, leaving it at 6.5% on June 30, 2000.

However, toward the end of the period, there were preliminary signs the economy was beginning to slow. Consecutive monthly declines in retail sales during April and May combined with drops in factory orders and housing starts seemed to signal an economic slowdown to many analysts.

During the period, we continued to invest the Fund's assets in only the highest quality money market securities. More than 75% of the Fund's positions carry long-term credit ratings of AA or higher by Standard & Poor's(R) and Moody's(R), two independent credit rating agencies, with the balance rated A.(2) Consistent with the Fund's objective of providing shareholders with a higher quality and conservative investment vehicle, we did not invest the Fund's cash in derivatives or other potentially volatile securities that we believe involve undue risk.



(1) There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) This does not indicate a rating of the Fund.

   Top 10 Holdings
   Franklin Money Market Fund
   6/30/00

                                   % of Total
   Security Name                   Net Assets
   ------------------------------------------
   U.S. Treasury Repurchase
   Agreements                       23.1%

   Bank of America NA                5.5%

   Credit Agricole                   5.5%

   Toronto Dominion Bank             5.5%

   American Express Credit
   Corp.                             5.5%

   Salomon Smith Barney
   Holdings Inc.                     5.4%

   Merrill Lynch & Co., Inc.         5.4%

   National Rural Utilities
   Cooperative Finance Corp.         5.4%

   Morgan Stanley Dean
   Witter & Co.                      5.4%

   Credit Communal de
   Belgique                          3.6%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

As we enter the second half of the year, U.S. economic growth appears to be moderating slightly from its earlier rapid pace. However, it is too soon to tell if the recent slowing in economic activity is just a temporary pause or the start of the long-awaited "soft landing" the Fed has been attempting to engineer. Until there are more definite signs that the economy is slowing and inflationary pressures are abating, we believe the Fed will likely remain on alert for further tightening.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights

                                                                                      Class 1
                                                ------------------------------------------------------------------------------------
                                                 Six Months Ended                         Year Ended December 31,
                                                   June 30, 2000   -----------------------------------------------------------------
                                                    (unaudited)        1999          1998         1997         1996         1995
                                                ------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $1.00            $1.00         $1.00        $1.00        $1.00        $1.00
                                                     -----------------------------------------------------------------------------
Income from investment operations -
  net investment income ........................         .03              .05           .05          .05          .05          .06
Less distributions from net investment income ..        (.03)            (.05)         (.05)        (.05)        (.05)        (.06)
                                                     -----------------------------------------------------------------------------
Net asset value, end of period .................       $1.00            $1.00         $1.00        $1.00        $1.00        $1.00
                                                     =============================================================================
Total return(b).................................       2.79%            4.76%         5.22%        5.24%        5.16%        5.74%

Ratios/supplemental data
Net assets, end of period (000's) ..............    $273,892         $364,028      $414,341     $367,449     $408,930     $429,547
Ratios to average net assets:
 Expenses ......................................        .54%(a)          .53%          .45%         .45%         .43%         .40%
 Expenses excluding waiver
  and payments by affiliate.....................          --               --          .53%         .53%         .53%         .53%
 Net investment income .........................       5.49%(a)         4.64%         5.08%        5.11%        5.04%        5.58%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights (continued)

                                                                                      Class 2
                                                                      -----------------------------------------
                                                                       Six Months Ended
                                                                        June 30, 2000          Year Ended
                                                                         (unaudited)       December 31, 1999(c)
                                                                      -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................         $1.00                $1.00
                                                                           ---------------------------
Income from investment operations - net investment income .........           .03                  .04
Less distributions from net investment income .....................          (.03)                (.04)
                                                                           ---------------------------
Net asset value, end of period ....................................        $ 1.00               $ 1.00
                                                                           ===========================
Total return(b)....................................................         2.67%                4.39%

Ratios/supplemental data
Net assets, end of period (000's) .................................        $1,174               $8,602
Ratios to average net assets:
 Expenses .........................................................          .79%(a)              .79%(a)
 Net investment income ............................................         5.27%(a)             4.51%(a)

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Statement of Investments, June 30, 2000 (unaudited)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    Bank Notes 5.4%
    Bank of America NA, 6.29%, 8/01/00 - 8/03/00 (Cost $15,000,000)...............................     $15,000,000    $  15,000,000
                                                                                                                      -------------
    Certificates of Deposit 16.4%
    Credit Agricole, New York Branch, 6.76% - 6.86%, 4/11/01 - 4/12/01 ...........................      15,000,000       14,999,354
    Credit Communal de Belgique, New York Branch, 7.075% - 7.25%, 5/03/01 - 5/09/01 ..............      10,000,000       10,000,985
    Dexia Bank, New York Branch, 7.105%, 6/18/01 .................................................       5,000,000        4,999,761
    Toronto Dominion Bank, New York Branch, 6.30% - 7.16%, 8/04/00 - 6/08/01 .....................      15,000,000       14,999,132
                                                                                                                      -------------
    Total Certificates of Deposit (Cost $44,999,232)..............................................                       44,999,232
                                                                                                                      -------------
(a) Commercial Paper 59.4%
    Abbey National North America Corp., 6.00%, 7/17/00 ...........................................       5,000,000        4,986,667
    American Express Credit Corp., 6.40% - 6.64%, 7/07/00 - 7/26/00 ..............................      15,000,000       14,994,665
    Associates Corp. of North America, 6.56%, 8/22/00 - 8/24/00 ..................................      10,000,000        9,903,422
    Canadian Imperial Holdings Inc., 6.60%, 9/08/00 ..............................................       5,000,000        4,936,750
    Chevron U.K. Investment PLC, 6.47%, 7/12/00 - 7/13/00 ........................................      10,000,000        9,979,332
    CIESCO LP, 6.47%, 7/10/00 ....................................................................       5,000,000        4,991,913
    Delaware Funding Corp., 144A, 6.65%, 8/23/00 .................................................       5,000,000        4,951,049
    Dupont de Nemours & Co., 6.09%, 7/25/00 ......................................................       5,000,000        4,979,700
    General Electric Capital Corp., 6.55% - 6.63%, 7/11/00 - 8/14/00 .............................      10,000,000        9,959,972
    International Lease Finance Co., 6.57%, 9/12/00 ..............................................       5,000,000        4,933,388
    Merrill Lynch & Co. Inc., 6.55% - 6.60%, 7/05/00 - 7/28/00 ...................................      15,000,000       14,947,778
    Morgan Stanley Dean Witter & Co., 6.58%, 8/07/00 - 8/11/00 ...................................      15,000,000       14,893,075
    National Rural Utilities Cooperative Finance Corp., 6.15% - 6.58%, 7/18/00 - 8/10/00 .........      15,000,000       14,933,548
    Nestle Capital Corp., 6.50%, 7/03/00 .........................................................      10,000,000        9,996,389
    Pepsico Inc., 6.90% - 6.95%, 7/03/00 .........................................................       4,300,000        4,298,347
    Province of British Columbia, 6.58%, 7/31/00 .................................................       4,800,000        4,773,680
    Salomon Smith Barney Holdings Inc., 6.15% - 6.19%, 7/14/00 - 7/21/00 .........................      15,000,000       14,955,512
    Schering Corp., 5.94% - 6.15%, 7/06/00 - 8/08/00 .............................................      10,000,000        9,963,417
                                                                                                                      -------------
    Total Commercial Paper (Cost $163,378,604)....................................................                      163,378,604
                                                                                                                      -------------
    Total Investments before Repurchase Agreements (Cost $223,377,836) ...........................                      223,377,836
                                                                                                                      -------------
(b) Repurchase Agreements 23.1%
    Banc of America Securities LLC, 6.20%, 7/03/00, (Maturity Value $5,617,901)
      Collaterized by U.S. Treasury Notes ........................................................       5,615,000        5,615,000
    Barclays Capital Inc., 6.45%, 7/03/00, (Maturity Value $12,006,450)
      Collaterized by U.S. Treasury Notes ........................................................      12,000,000       12,000,000
    Bear, Stearns & Co. Inc., 6.50%, 7/03/00, (Maturity Value $12,006,500)
      Collaterized by U.S. Treasury Bills ........................................................      12,000,000       12,000,000
    Dresdner Kleinwort Benson, North America LLC, 6.55%, 7/03/00, (Maturity Value $10,005,208)
      Collaterized by U.S. Treasury Bills ........................................................      10,000,000       10,000,000
    Nesbitt Burns Securities Inc., 6.55%, 7/03/00, (Maturity Value $12,006,550)
      Collaterized by U.S. Treasury Notes ........................................................      12,000,000       12,000,000
    UBS Warburg, 6.80%, 7/03/00, (Maturity Value $12,006,800)
      Collaterized by U.S. Treasury Notes ........................................................      12,000,000       12,000,000
                                                                                                                      -------------
    Total Repurchase Agreements (Cost $63,615,000)................................................                       63,615,000
                                                                                                                      -------------
    Total Investments (Cost $286,992,836) 104.3%..................................................                      286,992,836
    Other Assets, less Liabilities (4.3%) ........................................................                      (11,926,774)
                                                                                                                      -------------
    Net Assets 100.0% ............................................................................                     $275,066,062
                                                                                                                       ============

(a)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
(b)See Note 1 regarding repurchase agreements.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities, at value and cost .........    $223,377,836
 Repurchase agreements, at value and cost .............      63,615,000
 Cash .................................................             809
 Receivables:
  Capital shares sold .................................           7,506
  Interest ............................................         946,544
                                                           ------------
   Total assets .......................................     287,947,695
                                                           ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................      12,734,526
  Affiliates ..........................................         132,560
 Other liabilities ....................................          14,547
                                                           ------------
   Total liabilities ..................................      12,881,633
                                                           ------------
    Net assets, at value ..............................    $275,066,062
                                                           ============
Class 1:
 Net assets, at value .................................    $273,892,062
                                                           ============
 Shares outstanding ...................................     273,892,062
                                                           ============
 Net asset value and offering price per share .........    $       1.00
                                                           ============
Class 2:
 Net assets, at value .................................    $  1,174,000
                                                           ============
 Shares outstanding ...................................       1,174,000
                                                           ============
 Net asset value and offering price per share .........    $       1.00
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Interest ....................................................    $9,805,627
                                                                  ----------
Expenses:
 Management fees (Note 3) ....................................       853,600
 Distribution fees - Class 2 (Note 3) ........................         8,071
 Custodian fees ..............................................         2,101
 Reports to shareholders .....................................         6,308
 Professional fees ...........................................        11,671
 Trustees' fees and expenses .................................         1,642
 Other .......................................................         6,941
                                                                  ----------
  Total expenses .............................................       890,334
                                                                  ----------
   Net investment income .....................................     8,915,293
                                                                  ----------
Net realized loss from investments ...........................          (486)
                                                                  ----------
Net increase in net assets resulting from operations .........    $8,914,807
                                                                  ==========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $   8,915,293      $  17,724,122
  Net realized gain (loss) from investments ..............................................            (486)               208
                                                                                             --------------------------------
   Net increase in net assets resulting from operations ..................................       8,914,807         17,724,330
Distributions to shareholders from net investment income:(a)
  Class 1 ................................................................................      (8,743,050)       (17,613,140)
  Class 2 ................................................................................        (171,757)          (111,190)
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................      (8,914,807)       (17,724,330)
 Capital share transactions: (Note 2)
  Class 1 ................................................................................     (90,135,681)       (50,313,015)
  Class 2 ................................................................................      (7,427,600)         8,601,600
                                                                                             --------------------------------
 Total capital share transactions ........................................................     (97,563,281)       (41,711,415)
   Net decrease in net assets ............................................................     (97,563,281)       (41,711,415)
Net assets (there is no undistributed net investment income at beginning or end of period):
 Beginning of period .....................................................................     372,629,343        414,340,758
                                                                                             --------------------------------
 End of period ...........................................................................   $ 275,066,062      $ 372,629,343
                                                                                             ================================

(a)Distributions were increased by net realized gains of $208 from security transactions for the year ended December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Money Market Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, over XX% of the total Fund's shares were sold through one insurance company. The Fund seeks high current income, while maintaining a stable share price of $1.00.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Fund are valued at amortized cost which approximates value.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Security discount is amortized on an income tax basis. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, the Fund began offering two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                          Six Months Ended                        Year Ended
                                                           June 30, 2000                      December 31, 1999(a)
                                                -------------------------------------------------------------------------
                                                      Shares            Amount             Shares            Amount
Class 1 Shares:                                 -------------------------------------------------------------------------
Shares sold ...................................     424,177,001     $  424,177,001       705,526,809     $  705,526,809
Shares issued in reinvestment of distributions        8,749,122          8,749,122        17,609,674         17,609,674
Shares redeemed ...............................    (523,061,804)      (523,061,804)     (773,449,498)      (773,449,498)
                                                   --------------------------------------------------------------------
Net decrease ..................................     (90,135,681)    $  (90,135,681)      (50,313,015)    $  (50,313,015)
                                                   ====================================================================
Class 2 Shares:
Shares sold ...................................     257,836,413     $  257,836,413       219,800,400     $  219,800,400
Shares issued in reinvestment of distributions          171,949            171,949           111,092            111,092
Shares redeemed ...............................    (265,435,962)      (265,435,962)     (211,309,892)      (211,309,892)
                                                   --------------------------------------------------------------------
Net increase (decrease) .......................      (7,472,600)    $   (7,427,600)        8,601,600     $    8,601,600
                                                   ====================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .50%          over $100 million, up to and including $250 million
               .45%          over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $919 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryovers expiring in:
  2000 ...............................  $  210
  2001 ...............................     523
  2002 ...............................   7,568
  2003 ...............................      --
  2004 ...............................      --
  2005 ...............................      --
  2006 ...............................     371
                                        ------
                                        $8,672
                                        ======

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST SEMIANNUAL REPORT
TABLE OF CONTENTS                                        [GRAPHIC OMITTED]

Letter to Contract Owners ........................................   2
Fund Summaries
Funds Seeking Capital Growth
 Franklin Global Health Care Securities Fund .....................   FGH-1
 Franklin Large Cap Growth Securities Fund
  (formerly Franklin Capital Growth Fund) ........................   FL-1
  Prospectus Supplement ..........................................   FL-5
 Franklin S&P 500 Index Fund .....................................   FSP-1
  Prospectus Supplement ..........................................   FSP-4
 Franklin Small Cap Fund .........................................   FS-1
 Mutual Discovery Securities Fund ................................   MD-1
 Templeton Developing Markets Securities Fund
    (formerly Templeton Developing Markets Fund) .................   TD-1
 Templeton Growth Securities Fund
    (formerly Templeton Global Growth Fund) ......................   TG-1
 Templeton International Securities Fund
    (formerly Templeton International Fund) ......................   TI-1
 Templeton International Smaller Companies Fund ..................   TIS-1
 Templeton Pacific Growth Securities Fund
    (formerly Templeton Pacific Growth Fund) .....................   TP-1
Funds Seeking Growth and Income
 Franklin Global Communications Securities Fund
    (formerly Franklin Global Utilities Securities Fund) .........   FGC-1
 Franklin Growth and Income Securities Fund
    (formerly Franklin Growth and Income Fund) ...................   FGI-1
 Franklin Income Securities Fund .................................   FI-1
 Franklin Natural Resources Securities Fund ......................   FN-1
 Franklin Real Estate Fund .......................................   FRE-1
 Franklin Rising Dividends Securities Fund .......................   FRD-1
 Franklin Value Securities Fund ..................................   FV-1
 Mutual Shares Securities Fund ...................................   MS-1
 Templeton Asset Strategy Fund
    (formerly Templeton Asset Allocation Fund) ...................   TA-1
Funds Seeking Income
 Franklin High Income Fund .......................................   FH-1
 Franklin Strategic Income Securities Fund .......................   FSI-1
 Franklin U.S. Government Fund ...................................   FUS-1
 Templeton Global Income Securities Fund .........................   TGI-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

We are pleased to bring you Franklin Templeton Variable Insurance Products Trust's semiannual report for the period ended June 30, 2000.

During the first six months of 2000, many of the world's economies strengthened, in contrast to the U.S. economy, which began to show the first signs of slowing toward the period's end. Abroad, those countries in the European Union were able to take advantage of the euro's weakness to bolster exports and create jobs, pushing the region's unemployment to its lowest level in seven years. Many Asian and Latin American emerging countries' economies also enjoyed brisk growth during the period, with steadier consumer consumption replacing exports and government spending as the principal foundation for growth. The Japanese economy recently reported a 2.4% annualized increase in its gross domestic product (GDP) for the first quarter of 2000, the highest in four years.

It was a different story in the U.S., as the Federal Reserve Board (the Fed) continued to raise short-term interest rates in an effort to stem what they apparently believed was a rising inflation threat as a result of the super-heated economy. The first signs of a slowdown appeared in March, when retail sales, new vehicle sales and housing starts fell, and this trend continued into June, reinforcing the possibility that the economy was indeed decelerating.

In spite of the generally strong economic backdrop, most stock markets around the globe ended the period in negative territory, weighed down by rising interest rates. However, this environment affected various stocks differently, and the end result does not tell the entire story.

For the stock markets, the beginning of the period witnessed the continuance of many investors' ravenous appetites for "new economy" stocks -- technology, biotechnology, telecommunications and Internet-related companies -- seemingly at the expense of "old economy" stocks, which meant almost everything else. Taking a cue from the end of 1999 and apparently fueled by a rapidly increasing money supply and central bank reluctance to raise rates in anticipation of potential Y2K problems, investors jumped into these new economy stocks, and many rocketed in the first two months of 2000. This was most obvious in the U.S., where at its peak on March 10, 2000, the technology-heavy Nasdaq(R) had increased 24.1% since the start of the year, but this "tech mania" also included technology companies in Europe and Japan, which saw the prices of some of their hottest stocks double, triple and more.(1) However, many of these stocks ran out of gas in March with the Nasdaq falling 37.3% from its high, as investor confidence waned following recurrent Fed interest-rate increases. For the period, the Nasdaq returned -2.02%.

While new economy stocks were grabbing headlines, it was some of the old economy stocks that were the best performers in the period. Supported by oil prices hovering around $29 a barrel and natural gas prices at three-year highs, many energy-related company stocks increased significantly. Likewise, pharmaceutical stocks rose strongly, as investors seemed to feel that an aging world population would likely increase the demand for such companies' products regardless of the level of economic growth or interest rates.

U.S. Treasury and corporate bond prices were volatile in this rising interest-rate environment, partially due to investor uncertainty over the U.S. economy's strength. Surprisingly, many emerging market bonds posted solid performances, bolstered by these countries' improving financial conditions.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ RUPERT H. JOHNSON, JR.

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

(1) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

                               FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Global Health Care Securities Fund seeks capital appreciation. The Fund invests primarily in U.S. and foreign equity securities issued by large and small capitalization health care companies, including pharmaceutical, biotechnology, medical and health services, and medical supply companies.
--------------------------------------------------------------------------------
This semiannual report of Franklin Global Health Care Securities Fund covers the period ended June 30, 2000. The six months under review were among the most volatile ever for the U.S. equity markets. Investors' apparent ambivalence toward many "new economy" companies contributed to significant upswings and downswings in technology stocks, as well as their "old economy" brethren.
Health care stocks participated in this volatility, particularly the biotechnology sector, which doubled, then halved, then was on pace to double again between the beginning of January and the end of June. Even the traditionally steady pharmaceutical stocks were subject to severe volatility during the period. Amid this turbulence, Franklin Global Health Care Securities Fund outperformed the Standard & Poor's(R) (S&P(R)) Health Care Composite Index and the S&P 500(R) Index.(1)

Our holdings in the biotechnology sector were particularly beneficial to the Fund's performance. Because we believed new product launches and a growing number of profitable companies would extend the sector's rally, which began in 1999, we increased our biotechnology weighting. As expected, prices of many of these stocks soared. To hold on to these gains, we lightened our biotechnology exposure and moved the assets into large-cap pharmaceutical stocks in March. Later in the period, we added to our biotechnology positions, ending the period with a substantial sector investment. Although we expect continued market volatility, we believe biotechnology's favorable fundamentals should fuel the group's long-term performance. Inhale Therapeutics, Amgen and COR Therapeutics remained our favorite stocks in the sector during the review period.

(1) Source: Standard and Poor's Micropal (S&P 500 and S&P Health Care Composite). The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock performance. Since some industries are characterized by companies of relatively small market capitalizataion, the Index is not composed of the 500 largest companies on the New York Stock Exchange. The S&P Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                                          FGH-1

   Top 10 Equity Holdings
   Franklin Global Health Care
   Securities Fund
   6/30/00
                                 % of Total
   Company                       Net Assets
   ----------------------------------------
   Schering-Plough Corp.             4.8%

   Pfizer Inc.                       4.7%

   Abbott Laboratories               4.2%

   Baxter International Inc.         4.1%

   Inhale Therapeutic
   Systems Inc.                      3.9%

   American Home
   Products Corp.                    3.8%

   Pharmacia Corp.                   3.7%

   Bristol-Myers Squibb Co.          3.4%

   Genentech Inc.                    2.9%

   Johnson & Johnson                 2.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Our movement into pharmaceutical stocks was especially timely. Due partly to rhetoric surrounding a possible federally funded Medicare drug benefit, the group languished at the beginning of the year and, at one point, reached a 10% discount to the S&P 500 Index -- well below historical valuation averages. Because an earlier pharmaceuticals' trough, which discounted the sector 20% during the early 1990s, resulted from what we believed to be an even greater legislative threat, we felt the reporting period's valuations were compelling. Consequently, we increased our exposure to the group from 17% of total net assets at the end of February to 29% at the end of March.

The sector has performed extremely well since then, up over 50% from its low on March 7. In comparison, the S&P 500 Index offered an approximate 7% return over the same period. Although political considerations may keep the pressure on pharmaceuticals, merger and acquisition activity should accelerate near-term earnings per share growth. We believe the industry's high profitability, strong cash flow generation and steady earnings growth offer an excellent long-term outlook. Our belief in the sector led to substantial positions in Schering-Plough, Pfizer (which recently acquired Warner Lambert) and Abbott Labs, placing those companies as our top three holdings as of June 30, 2000.

The health care services sector also performed well during the period, due largely to improving hospital management and managed care fundamentals. Managed care companies' ability to obtain premium increases from employers, in excess of costs, contributed to a general profitability upswing for the group.

This favorable premium environment also seemed to positively affect hospitals, as did the first major Medicare reimbursement increase for service providers in over 10 years. Investors' general inattention to these phenomena at the beginning of the period resulted in what we felt were extremely attractive prices for stocks of these companies. Later, as these companies exceeded their earnings expectations, their stocks significantly outperformed the overall equity market. Our sector holdings during the period included Cigna, Tenet Healthcare, UnitedHealth Group, Universal Health Services and HCA-The Healthcare Corp.

FGH-2

Of course, not every investment in the portfolio proved to be successful. Our major stock disappointment occurred late in the period when Omnicare, which provides pharmacy services to long-term care facilities across the U.S., announced a revenue and earnings disappointment resulting in a steep decline in its share price.

Looking forward, we anticipate continued favorable trends for health care investors. An aging population and technological advances resulting in a wider range of treatable conditions should continue to drive overall health care expenditures. Furthermore, the inelastic demand for health care products and services should provide protection against negative turns in the business cycle. As always, we will strive to seize upon the investment opportunities that present themselves in the health care sector in a timely and disciplined fashion. By following this strategy, we feel we can provide our shareholders with unique opportunities to invest in today's newest and fastest-growing health care companies.

We think it is wise to maintain a healthy respect for the past history of the American economy's business cycles and traditional methods of security valuations. By any of these traditional measures, many stocks are selling at unprecedented valuations. The volatility in the market we have seen during the period may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. We cannot rely on the valuations and performance of these stocks to continue in this manner indefinitely. We will try our hardest to deliver positive performance every year -- but no one should expect that to be the case for this, or any, Fund.

Thank you for your participation in Franklin Global Health Care Securities Fund. We look forward to servicing your investment needs in the years to come.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


                                                                          FGH-3

Franklin Global
Health Care Securities
Fund - Class 2

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Global Health Care Securities Fund - Class 2 delivered a +48.63% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Global Health Care Securities Fund - Class 2*
 Periods ended 6/30/00
                                                   Since      Since Class 2
                                                 Inception      Inception
                                    1-Year       (5/1/98)        (1/6/99)
 ---------------------------------------------------------------------------
 Average Annual Total Return       +60.27%        +19.02%         +22.75%
 Cumulative Total Return           +60.27%        +45.85%         +35.42%
 Value of $10,000 Investment       $16,027        $14,585         $13,542

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FGH-4

                                 FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund (formerly Franklin Capital Growth Fund) seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies, with significant positions expected in the technology sector (including computer hardware and software, telecommunications and electronics).
--------------------------------------------------------------------------------
This semiannual report of Franklin Large Cap Growth Securities Fund covers the six months ended June 30, 2000. During this time, U.S. gross domestic product
(GDP) continued to rise briskly, crude oil prices rose about 27%, natural gas prices nearly doubled and the U.S. trade deficit continued to balloon. On the other hand, the U.S. federal budget surplus grew to levels not seen in decades, and partly due to productivity gains, the U.S. corporate earnings outlook appeared to be positive. We believe such productivity gains are a primary contributing factor to the lack of core inflation witnessed over the past nine years. However, apparently fearful that inflation might be preparing to rear its ugly head, the Federal Reserve Board raised the federal funds target rate three separate times, and by period's end, the economy showed signs of cooling.

The U.S. equity markets continued to soar, reaching new highs until March and April brought a sharp reversal -- especially for technology-laden indexes like the Nasdaq-100 Index, which lost about 25% of its value in a mere three weeks' time. However, when news of a possible cooling down of the economy was released, many of these stocks recovered and on June 30, the index was 1.52% higher than it had been on January 1.

The market's volatility presented us with an excellent opportunity to purchase a number of stocks. As of June 30, 2000, the Fund held 106 positions across a diverse group of sectors, including computer software, data networking, health care, electric utilities, semiconductors, financial, energy and consumer products, to name a few. However, we continued to focus on those companies we found to be playing a large role in the proliferation of technology and productivity-enhancement tools. We initiated positions in leading network security companies such as VeriSign, Check Point Software, SonicWALL and Watchguard Technologies. Each of these stocks posted double-digit gains since we purchased them. We also purchased shares of leading specialized semiconductor manufacturing companies SDL

   Top 10 Sectors
   Franklin Large Cap Growth
   Securities Fund
   6/30/00
                                % of Total
   Sector                         Net Assets
   -----------------------------------------
   Electronic Technology             24.2%

   Technology Services               13.8%

   Health Technology                 13.1%

   Utilities                          7.7%

   Finance                            7.1%

   Telecommunications                 7.0%

   Industrial Services                3.9%

   Retail Trade                       3.7%

   Consumer Non-Durables              3.1%

   Consumer Services                  2.3%

   Top 10 Holdings
   Franklin Large Cap Growth
   Securities Fund
   6/30/00

   Company                       % of Total
   Sector                        Net Assets
   ----------------------------------------
   JDS Uniphase Corp.                2.2%
   Electronic Technology

   Genentech, Inc.                   2.0%
   Health Technology

   EMC Corp.                         1.9%
   Electronic Technology

   Johnson & Johnson                 1.8%
   Health Technology

   Microsoft Corp.                   1.7%
   Technology Services

   Amgen Inc.                        1.6%
   Health Technology

   Enron Corp.                       1.6%
   Utilities

   Concord EFS Inc.                  1.5%
   Commercial Services

   Cisco Systems Inc.                1.5%
   Electronic Technology

   Entrust Technologies Inc.         1.5%
   Technology Services

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

and PMC Sierra, at what we believe to be favorable prices. Other major technology and telecommunications infrastructure providers whose shares we owned at period's end included JDS Uniphase, EMC, Concord EFS, Juniper Networks and Cisco Systems. In our opinion, these companies are well positioned to take advantage of the rapidly growing global demand for telecommunications equipment.

Recognizing the importance of managing the portfolio's risk, we continually reassess our holdings, based on their risk/return attributes. When shares of companies with outstanding growth prospects become fully valued in our view, we do not hesitate to gradually reduce such holdings. Furthermore, we continually look to counterbalance our more richly valued holdings with stocks we believe represent great opportunities. Our decision early in the period to trim some of our top technology stocks and purchase shares in a handful of what were in our view attractively valued electric utility stocks, such as CMS Energy and Pinnacle West, illustrates our determination to maintain balance and diversification in the Fund's portfolio. We also added to our positions in Johnson & Johnson and Abbott Labs early in the period.

We believe these portfolio changes contributed significantly to the Fund's strong performance during the period, especially during the market's downturn in late March and April. The Fund's performance also benefited from a variety of other companies. Stocks that produced returns of 40% or more for the Fund during the reporting period included EMC, Applied Materials, CIENA, Corning, Xilinx, Oracle, Siebel Systems and Enron. Stocks producing returns of between 20% and 40% included Hewlett-Packard, Schlumberger, AES and Medtronic. Other holdings, however, failed to meet our expectations. Retailers Costco and Home Depot, electronic technology companies Lucent and Motorola, technology services firm BMC Software and telecommunications company AT&T each declined significantly in price during the period.

Looking forward, our long-term outlook for the domestic stock market remains bullish, particularly for large-cap growth stocks. In our opinion, no other sector of the U.S. market is better positioned to benefit from continued recovery in the economies of countries around the world. Leading U.S. large-cap companies often enjoy significant international distribution capabilities, as well as superior access to capital, regardless of prevailing financial market conditions. Although equity markets may continue to experience the high levels of volatility seen during the reporting period, we remain confident in our ability to utilize such volatility to our advantage, opportunistically adjusting our stock position weightings when we believe valuations reach unsustainable extremes in either direction.

We think it is wise to maintain a healthy respect for the past history of the American economy's business cycles and traditional methods of security valuations. By any of these traditional measures, many technology companies are selling at unusually high valuations. The volatility the market experienced during the review period may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. None of us can realistically rely on these valuations and the resulting performance to continue indefinitely. We will try our hardest to deliver last year's performance every year -- but no one should expect that to be the case for this, or any, Fund.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Large Cap
Growth Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Large Cap Growth Securities Fund - Class 2 delivered a +11.91% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Large Cap Growth Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                 Since      Since Class 2
                                                               Inception      Inception
                                    1-Year         3-Year       (5/1/96)       (1/6/99)
 -----------------------------------------------------------------------------------------
 Average Annual Total Return        +30.96%        +23.91%       +23.06%        +27.57%
 Cumulative Total Return            +30.96%        +90.25%      +137.41%        +43.37%
 Value of $10,000 Investment        $13,096        $19,025       $23,741        $14,337

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility, particularly in the technology sector, can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

                   FRANKLIN LARGE CAP GROWTH SECURITIES FUND

                              CLASS 1 AND CLASS 2

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                        SUPPLEMENT DATED AUGUST 25, 2000

                        TO PROSPECTUS DATED MAY 1, 2000

The prospectus is amended as follows:

I. Under "Goals and Strategies," the following is added to the Main Investments discussion:

         The fund may invest up to 25% of its total assets in foreign securities.

II.      Under "Main Risks," the following is added after the third paragraph:

         FOREIGN SECURITIES Securities of companies located outside the U.S. involve risks that can increase losses in the fund.

         Currency Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will increase or decrease the fund's returns from its foreign portfolio holdings. Devaluations of currency by a country's government can significantly decrease the value of securities denominated in that currency. The economic impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear.

         Country and Company General securities market and interest rate movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. currency exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

         Please keep this supplement with your current prospectus for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights

                                                                                     Class 1
                                                  -----------------------------------------------------------------------------
                                                   Six Months Ended                    Year Ended December 31,
                                                     June 30, 2000     --------------------------------------------------------
                                                      (unaudited)          1999           1998           1997          1996(d)
                                                  -----------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $21.07            $16.08         $13.42         $11.36         $10.00
                                                       ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................            .04               .11            .10            .06            .03
 Net realized and unrealized gains ............           2.44              4.96           2.62           2.02           1.33
                                                       ----------------------------------------------------------------------
Total from investment operations ..............           2.48              5.07           2.72           2.08           1.36
                                                       ----------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.11)             (.08)          (.06)          (.02)           --
 Net realized gains ...........................          (1.16)               --             --             --            --
                                                       ----------------------------------------------------------------------
Total distributions ...........................          (1.27)             (.08)          (.06)          (.02)           --
                                                       ----------------------------------------------------------------------
Net asset value, end of period ................         $22.28            $21.07         $16.08         $13.42         $11.36
                                                       ======================================================================
Total return(b) ...............................         12.04%            31.65%         20.29%         18.31%         13.60%

Ratios/supplemental data
Net assets, end of period (000's) .............       $469,155          $407,515       $220,952       $109,355        $44,667
Ratios to average net assets:
 Expenses .....................................           .80%(c)           .77%           .77%           .77%           .77%(c)
 Net investment income ........................           .36%(c)           .63%          1.00%           .72%           .96%(c)
Portfolio turnover rate .......................         36.88%            41.78%         12.17%         19.90%          3.91%

(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period May 1, 1996 (effective date) to December 31, 1996.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                  Class 2
                                                  ---------------------------------------
                                                   Six Months Ended
                                                    June 30, 2000        Year Ended
                                                     (unaudited)      December 31, 1999(d)
                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $21.01               $16.47
                                                       ----------------------------
Income from investment operations:
 Net investment income(a) .....................            .01                  .04
 Net realized and unrealized gains ............           2.41                 4.58
                                                       ----------------------------
Total from investment operations ..............           2.42                 4.62
                                                       ----------------------------
Less distributions from:
 Net investment income ........................           (.08)                (.08)
 Net realized gains ...........................          (1.16)                  --
                                                       ----------------------------
Total distributions ...........................          (1.24)                (.08)
                                                       ----------------------------
Net asset value, end of period ................         $22.19               $21.01
                                                       ============================
Total return(b) ...............................         11.91%               28.11%
Ratios/supplemental data
Net assets, end of period (000's) .............         $1,338                 $542
Ratios to average net assets:
 Expenses .....................................          1.05%(c)             1.02%(c)
 Net investment income ........................           .11%(c)              .22%(c)
Portfolio turnover rate .......................         36.88%               41.78%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period January 6, 1999 (effective date) to December 31, 1999.

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                           COUNTRY         SHARES         VALUE
----------------------------------------------------------------------------------------------------
    Common Stocks 95.6%
    Commercial Services 2.2%
(a) Concord EFS Inc. ...............................    United States     271,200     $  7,051,200
    Equifax Inc. ...................................    United States     130,000        3,412,500
                                                                                      ------------
                                                                                        10,463,700
                                                                                      ------------
    Consumer Durables .6%
    Maytag Corp. ...................................    United States      75,700        2,791,438
                                                                                      ------------
    Consumer Non-Durables 3.1%
    Coca-Cola Co. ..................................    United States      51,000        2,929,313
    Philip Morris Cos. Inc. ........................    United States     136,700        3,631,094
    Procter & Gamble Co. ...........................    United States     100,800        5,770,800
(a) Tommy Hilfiger Corp. ...........................    United States     281,000        2,107,500
                                                                                      ------------
                                                                                        14,438,707
                                                                                      ------------
    Consumer Services 2.3%
    McDonald's Corp. ...............................    United States     130,000        4,281,875
    Time Warner Inc. ...............................    United States      59,300        4,506,800
    Tribune Co. ....................................    United States      60,600        2,121,000
                                                                                      ------------
                                                                                        10,909,675
                                                                                      ------------
    Electronic Technology 24.2%
(a) Applied Materials Inc. .........................    United States      40,400        3,661,250
(a) CIENA Corp. ....................................    United States      20,350        3,392,091
(a) Cisco Systems Inc. .............................    United States     110,900        7,049,081
(a) Comverse Technology Inc. .......................    United States      30,500        2,836,500
    Corning Inc. ...................................    United States      15,200        4,102,100
(a) EMC Corp. ......................................    United States     117,000        9,001,688
    Hewlett-Packard Co. ............................    United States      30,250        3,777,469
(a) Infineon Technologies AG, ADR ..................       Germany         35,900        2,845,075
    Intel Corp. ....................................    United States      35,350        4,725,853
    International Business Machines Corp. ..........    United States      40,200        4,404,413
(a) JDS Uniphase Corp. .............................    United States      86,000       10,309,250
(a) Juniper Networks Inc. ..........................    United States      48,000        6,987,000
(a) KLA-Tencor Corp. ...............................    United States      75,000        4,392,188
    Linear Technology Corp. ........................    United States      30,000        1,918,125
    Lucent Technologies Inc. .......................    United States     100,500        5,954,625
    Motorola Inc. ..................................    United States      90,900        2,641,781
(a) Network Appliance Inc. .........................    United States      15,500        1,247,750
    Nokia Corp., ADR ...............................       Finland         74,800        3,735,325
    Nortel Networks Corp. ..........................        Canada         65,000        4,436,250
(a) PMC-Sierra Inc. ................................        Canada         16,750        2,976,266
(a) SDL Inc. .......................................    United States      12,000        3,422,250
(a) Sun Microsystems Inc. ..........................    United States      35,600        3,237,375
(a) Synopsys Inc. ..................................    United States     143,100        4,945,894
(a) Tellabs Inc. ...................................    United States      45,450        3,110,484
    United Technologies Corp. ......................    United States      60,000        3,532,500
(a) Xilinx Inc. ....................................    United States      60,000        4,953,750
                                                                                      ------------
                                                                                       113,596,333
                                                                                      ------------
    Energy Minerals 1.8%
(a) Barrett Resources Corp. ........................    United States      75,000        2,282,812
    Royal Dutch Petroleum Co., N.Y. shs. ...........     Netherlands      100,900        6,211,656
                                                                                      ------------
                                                                                         8,494,468
                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                            COUNTRY         SHARES          VALUE
------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Finance 7.1%
    American International Group Inc. ...............    United States      42,137      $  4,951,098
    Associates First Capital Corp., A ...............    United States     105,000         2,342,813
    Bank of America Corp. ...........................    United States      50,000         2,150,000
    Bank One Corp. ..................................    United States     135,000         3,585,938
    Citigroup Inc. ..................................    United States      92,950         5,600,238
    Fifth Third Bancorp .............................    United States      80,500         5,091,625
    First Union Corp. ...............................    United States     110,000         2,729,375
    Marsh & McLennan Cos. Inc. ......................    United States      45,500         4,751,906
    Wells Fargo & Co. ...............................    United States      60,000         2,325,000
                                                                                        ------------
                                                                                          33,527,993
                                                                                        ------------
    Health Services .7%
    McKesson HBOC Inc. ..............................    United States     160,050         3,351,047
                                                                                        ------------
    Health Technology 13.1%
    Abbott Laboratories .............................    United States     139,100         6,198,644
    American Home Products Corp. ....................    United States      70,000         4,112,500
(a) Amgen Inc. ......................................    United States     110,400         7,755,600
    Baxter International Inc. .......................    United States      90,400         6,356,250
    Eli Lilly & Co. .................................    United States      60,400         6,032,450
(a) Genentech Inc. ..................................    United States      55,000         9,460,000
    Johnson & Johnson ...............................    United States      85,000         8,659,375
    Medtronic Inc. ..................................    United States     135,500         6,749,594
    Pfizer Inc. .....................................    United States         825            39,600
    Schering-Plough Corp. ...........................    United States     125,900         6,357,950
                                                                                        ------------
                                                                                          61,721,963
                                                                                        ------------
    Industrial Services 3.9%
(a) AES Corp. .......................................    United States     151,600         6,916,750
(a) Republic Services Inc. ..........................    United States     366,600         5,865,600
    Schlumberger Ltd. ...............................    United States      75,000         5,596,875
                                                                                        ------------
                                                                                          18,379,225
                                                                                        ------------
    Process Industries .8%
    General Electric Co. ............................    United States      67,800         3,593,400
                                                                                        ------------
    Producer Manufacturing 1.8%
    Minnesota Mining & Manufacturing Co. ............    United States      25,000         2,062,500
    Molex Inc. ......................................    United States      59,296         2,853,620
    Tyco International Ltd. .........................       Bermuda         71,500         3,387,313
                                                                                        ------------
                                                                                           8,303,433
                                                                                        ------------
    Retail Trade 3.7%
    Albertson's Inc. ................................    United States     176,200         5,858,650
(a) Costco Wholesale Corp. ..........................    United States      90,800         2,996,400
    Home Depot Inc. .................................    United States      35,400         1,767,788
    Wal-Mart Stores Inc. ............................    United States     120,500         6,943,813
                                                                                        ------------
                                                                                          17,566,651
                                                                                        ------------
    Technology Services 13.8%
(a) America Online Inc. .............................    United States      55,000         2,901,250
    Automatic Data Processing Inc. ..................    United States     105,300         5,640,131
(a) BMC Software Inc. ...............................    United States      51,000         1,860,703
(a) Check Point Software Technologies Ltd. ..........        Israel         24,350         5,156,113
(a) Computer Sciences Corp. .........................    United States      50,000         3,734,375
(a) CyberSource Corp. ...............................    United States      12,500           172,656
(a) Entrust Technologies Inc. .......................    United States      85,000         7,033,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                     COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Technology Services (cont.)
(a) Exodus Communications Inc. ..............................     United States      80,000      $  3,685,000
(a) Mercury Interactive Corp. ...............................     United States      30,000         2,902,500
(a) Microsoft Corp. .........................................     United States      99,000         7,920,000
(a) Oracle Corp. ............................................     United States      40,000         3,362,500
(a) Siebel Systems Inc. .....................................     United States      17,300         2,829,631
(a) SonicWALL Inc. ..........................................     United States      40,000         3,522,500
(a) StorageNetworks Inc. ....................................     United States      29,100         2,626,275
(a) VeriSign Inc. ...........................................     United States      26,400         4,659,600
(a) VERITAS Software Corp. ..................................     United States      24,300         2,746,280
(a) WatchGuard Technologies Inc. ............................     United States      79,400         4,362,038
                                                                                                 ------------
                                                                                                   65,115,302
                                                                                                 ------------
    Telecommunications 7.0%
    AT&T Corp. ..............................................     United States     140,000         4,427,500
(a) KPNQwest NV .............................................      Netherlands       36,500         1,446,313
(a) Qwest Communications International Inc. .................     United States     125,600         6,240,750
    SBC Communications Inc. .................................     United States     126,300         5,462,474
    Sprint Corp. (FON Group) ................................     United States      55,000         2,805,000
(a) STET Hellas Telecommunications SA, ADR ..................        Greece             200             3,975
    Vodafone AirTouch PLC, ADR ..............................    United Kingdom     135,450         5,612,707
(a) VoiceStream Wireless Corp. ..............................     United States      20,600         2,395,714
(a) WorldCom Inc. ...........................................     United States      96,050         4,406,294
                                                                                                 ------------
                                                                                                   32,800,727
                                                                                                 ------------
    Transportation 1.8%
    Expeditors International of Washington Inc. .............     United States     120,000         5,700,000
    United Parcel Service Inc., B ...........................     United States      50,500         2,979,500
                                                                                                 ------------
                                                                                                    8,679,500
                                                                                                 ------------
    Utilities 7.7%
    CMS Energy Corp. ........................................     United States     162,000         3,584,250
    Dominion Resources Inc. .................................     United States      62,681         2,687,448
    DTE Energy Co. ..........................................     United States     115,000         3,514,687
    Enron Corp. .............................................     United States     115,800         7,469,100
(a) Global Crossing Ltd. ....................................        Bermuda         50,000         1,315,624
    GPU Inc. ................................................     United States     175,000         4,735,937
    GTE Corp. ...............................................     United States      50,000         3,112,500
    PECO Energy Co. .........................................     United States     155,800         6,280,687
    Pinnacle West Capital Corp. .............................     United States     101,200         3,428,150
                                                                                                 ------------
                                                                                                   36,128,383
                                                                                                 ------------
    Total Long Term Investments (Cost $337,596,725)..........                                     449,861,945
                                                                                                 ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                   PRINCIPAL
                                                                                    COUNTRY         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
(b) Repurchase Agreement 4.3%
    Joint Repurchase Agreement, 6.563%, 7/03/00, (Maturity Value $20,386,471)
     (Cost $20,375,327)                                                         United States      $20,375,327   $20,375,327
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America, LLC
     Goldman, Sachs & Co.
     Greenwich Capital Markets Inc.
     Lehman Brothers, Inc.
     Nesbitt Burns Securities Inc.
     Paine Webber Inc.
     Paribas Corp.
     UBS Warburg
    Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $357,972,052) 99.9%................................                                  470,237,272
    Other Assets, less Liabilities .1% ........................................                                      255,363
                                                                                                                ------------
    Net Assets 100.0% .........................................................                                 $470,492,635
                                                                                                                ============

(a)Non-income producing
(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $357,972,052
                                                           ============
  Value ...............................................     470,237,272
 Receivables:
  Investment securities sold ..........................       9,206,002
  Capital shares sold .................................         162,959
  Dividends ...........................................         342,684
                                                           ------------
   Total assets .......................................     479,948,917
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................       8,849,772
  Capital shares redeemed .............................         273,447
  Affiliates ..........................................         285,699
 Other liabilities ....................................          47,364
                                                           ------------
   Total liabilities ..................................       9,456,282
                                                           ------------
    Net assets, at value ..............................    $470,492,635
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    780,957
 Net unrealized appreciation ..........................     112,265,220
 Accumulated net realized gain ........................      50,667,813
 Capital shares .......................................     306,778,645
                                                           ------------
    Net assets, at value ..............................    $470,492,635
                                                           ============
Class 1:
 Net assets, at value .................................    $469,154,502
                                                           ============
 Shares outstanding ...................................      21,060,666
                                                           ============
 Net asset value and offering price per share .........    $      22.28
                                                           ============
Class 2:
 Net assets, at value .................................    $  1,338,133
                                                           ============
 Shares outstanding ...................................          60,292
                                                           ============
 Net asset value and offering price per share .........    $      22.19
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes and fees of $17,668)
 Dividends ...................................................    $  1,759,244
 Interest ....................................................         776,759
                                                                  ------------
  Total investment income ....................................       2,536,003
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................       1,652,616
 Distribution fees - Class 2 (Note 3) ........................           1,252
 Custodian fees ..............................................           1,937
 Reports to shareholders .....................................          20,042
 Professional fees (Note 3) ..................................          27,524
 Trustees' fees and expenses .................................           1,899
 Other .......................................................          48,618
                                                                  ------------
  Total expenses .............................................       1,753,888
                                                                  ------------
   Net investment income .....................................         782,115
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized gain from investments ..........................      50,765,420
 Net unrealized depreciation on investments ..................      (1,245,019)
                                                                  ------------
Net realized and unrealized gain .............................      49,520,401
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 50,302,516
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $     782,115       $  2,087,575
  Net realized gain from investments and foreign currency transactions ...................      50,765,420         26,589,913
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................      (1,245,019)        68,147,813
                                                                                             --------------------------------
   Net increase in net assets resulting from operations ..................................      50,302,516         96,825,301
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................      (2,083,731)        (1,509,956)
   Class 2 ...............................................................................          (3,736)            (1,301)
  Net realized gains:
   Class 1 ...............................................................................     (23,114,084)                --
   Class 2 ...............................................................................         (53,174)                --
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................     (25,254,725)        (1,511,257)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      36,626,565         91,430,051
   Class 2 ...............................................................................         761,812            360,734
                                                                                             --------------------------------
 Total capital share transactions ........................................................      37,388,377         91,790,785
   Net increase in net assets ............................................................      62,436,168        187,104,829
Net assets:
 Beginning of period .....................................................................     408,056,467        220,951,638
                                                                                             --------------------------------
 End of period ...........................................................................   $ 470,492,635       $408,056,467
                                                                                             ================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $     780,957       $  2,086,309
                                                                                             ================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Large Cap Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 92% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                            Six Months Ended                    Year Ended
                                                             June 30, 2000                  December 31, 1999(a)
                                                    ------------------------------------------------------------------
                                                         Shares          Amount           Shares           Amount
Class 1 Shares:                                     ------------------------------------------------------------------
Shares sold .......................................     2,948,615    $  64,667,788      14,376,691    $  244,620,121
Shares issued on merger (Note 6) ..................       211,448        4,482,695              --                --
Shares issued in reinvestment of distributions ....     1,194,775       25,197,815          84,591         1,509,956
Shares redeemed ...................................    (2,632,278)     (57,721,733)     (8,863,652)     (154,700,026)
                                                       -------------------------------------------------------------
Net increase ......................................     1,722,560    $  36,626,565       5,597,630    $   91,430,051
                                                       =============================================================
Class 2 Shares:
Shares sold .......................................       196,483        4,227,768          89,707         1,579,229
Shares issued in reinvestment of distributions ....         2,707           56,909              73             1,300
Shares redeemed ...................................      (164,674)      (3,522,865)        (64,004)       (1,219,795)
                                                       -------------------------------------------------------------
Net increase ......................................        34,516    $     761,812          25,776    $      360,734
                                                       =============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       ----------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate  Daily Net Assets
       -------------------------------------------------------------------------
          .75%              First $500 million
          .625%             over $500 million, up to and including $1 billion
          .50%              over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,072 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred capital losses occurring subsequent to October 31, 1999 of $65,023. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of merger related expenses.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $358,896,874 was as follows:

  Unrealized appreciation .............  $ 139,072,897
  Unrealized depreciation .............    (27,732,499)
                                         -------------
  Net unrealized appreciation .........  $ 111,340,398
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 aggregated $161,596,628 and $153,636,070, respectively.

6. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Large Cap Growth Securities Fund acquired the net assets of the Templeton Variable Products Services Fund (TVP) - Franklin Large Cap Growth Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Large Cap Growth Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 211,448 Class 1 shares of the FTVIPT - Franklin Large Cap Growth Securities Fund (valued at $21.20 per share) for the net assets of the TVP - Franklin Large Cap Growth Investments Fund which aggregated $4,482,695, including $452,216 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Franklin Large Cap Growth Securities Fund immediately after the merger were $451,317,918.

                                               FRANKLIN S&P 500 INDEX FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's(R) 500 (S&P 500(R)) Composite Stock Price Index before the deduction of Fund expenses. The Fund uses investment "indexing" strategies and invests in the common stocks of the S&P 500 Index in approximately the same proportion as the S&P 500 Index.
--------------------------------------------------------------------------------
This semiannual report of Franklin S&P 500 Index Fund covers the six months ended June 30, 2000. During the reporting period, U.S. gross domestic product rose an annualized 4.8% and 5.2% during the first and second quarters, respectively. The core Consumer Price Index increased 1.46%, and the Goldman Sachs Commodity Index, which is a composite index of a broadly diversified spectrum of commodity sector returns, approached levels not seen in a decade. Largely as a result of this growth, the Federal Reserve Board (the Fed) raised the federal funds target rate three times during the six months under review. These increases contributed to a softening in retail sales figures during the period, and the Fed left rates steady at its meeting in late June.

Reflecting investor concerns about rising interest rates, U.S. equity markets, which had broken record highs during the first half of the reporting period, suffered severe declines in March and April. But when news was released in June indicating that the economy might be cooling down, they rebounded significantly. On June 30, the S&P 500 Index was down 0.42% for the six months under review.(1) Other indexes also fell during the six months under review, with the Dow Jones Industrial Average and Nasdaq Composite Index down 9.03% and 2.02%.

Due to the limited size of the Fund early in the period, we employed a specialized strategy to minimize transaction costs while tracking the S&P 500 Index. The strategy utilized computer-based statistical data to select a sampling of stocks that resembled the full index in terms of industry weighting, market capitalization and other characteristics such as beta (a measure of volatility), price-to-book ratios, price-to-earnings ratios and dividend yields. As the Fund grew in asset size, we shifted

(1) Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest companies on the New York Stock Exchange. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


                                                                          FSP-1

   Top 10 Holdings
   Franklin S&P 500 Index Fund
   6/30/00

   Company                  % of Total
   Sector                   Net Assets
   -----------------------------------
   General Electric Co.      4.0%
   Process Industries

   Intel Corp.               3.5%
   Electronic Technology

   Cisco Systems Inc.        3.4%
   Electronic Technology

   Microsoft Corp.           3.2%
   Technology Services

   Pfizer Inc.               2.3%
   Health Technology

   Exxon Mobil Corp.         2.1%
   Energy Minerals

   Wal-Mart Stores Inc.      2.0%
   Retail Trade

   Oracle Corp.              1.8%
   Technology Services

   Citigroup Inc.            1.6%
   Finance

   Nortel Networks Corp.
   (Canada)                  1.6%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

to the current replication technique, wherein the Fund holds each constituent of the index, with the exception of some minor securities, each in its approximate capitalization weight. This replication strategy allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow and expenses. During the period under review, the Fund slightly outperformed the index due to the positive influence of cash inflows into the Fund as the market was declining.

As a result of changes to the S&P 500 Index, there were 24 deletions and 25 additions to the Fund's portfolio between January 1 and June 30, based upon index rebalancing activity. Deletions to the index generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of industry representation. Whenever a company is removed from the index, another company is added to keep the number of index constituents at 500. However, during the reporting period, we made one more addition than deletion because a deletion to the index made on December 31, 1999, was not offset by an addition until January 3, 2000.

Looking forward, we intend to keep the Fund's passively managed portfolio fully invested in the S&P 500 Index by holding constituent securities. S&P 500 financial futures will be used to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. Therefore, the Fund's performance should be dictated by the performance of the S&P 500 Index and general U.S. equity market conditions.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security, indexing strategy or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market and economic conditions and the composition of the S&P 500 Index. Although historical performance is no guarantee of future results, these insights may help you understand our management philosophy.

FSP-2

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin S&P 500 Index Fund - Class 3 delivered a +0.24% cumulative total return for the six-month period ended 6/30/00. Aggregate total return represents the cumulative change in value, assuming reinvestment of dividends and capital gains. Since Class 3 shares have existed for less than one year, average annual total returns are not provided. The manager and administrator had agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that Total Fund Operating Expenses do not exceed 0.80% of the Fund's Class 3 net assets through 2000. Had they not taken this action, the Fund's total return would have been lower. After December 31, 2001, the manager and administrator may end this arrangement at any time.

 Franklin S&P 500 Index Fund - Class 3
 Periods ended 6/30/00
                                              Since
                                            Inception
                                            (11/1/99)
 ------------------------------------------------------
 Average Total Return                         +5.76%
 Value of $10,000 Investment                 $10,576

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

Franklin S&P 500 Index
Fund - Class 3

   Performance reflects the Fund's Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                                          FSP-3

                          FRANKLIN S&P 500 INDEX FUND

                         CLASS 1, CLASS 2, AND CLASS 3

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                        SUPPLEMENT DATED AUGUST 25, 2000

                        TO PROSPECTUS DATED MAY 1, 2000

Under "Management," the third paragraph is replaced with the following:

The fund's lead portfolio manager is:

T. Anthony Coffey, CFA      Mr. Coffey has been a manager of the fund since
VICE PRESIDENT              August 2000, and has been with Franklin Templeton
FRANKLIN ADVISERS, INC.     Investments since 1989.

 Please keep this supplement with your current prospectus for future reference.

FSP-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights

                                                                                  Class 1
                                                                  ---------------------------------------
                                                                   Six Months Ended
                                                                    June 30, 2000        Year Ended
                                                                     (unaudited)     December 31, 1999(d)
                                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.56               $10.00
                                                                  ---------------------------------------
Income from investment operations:
 Net investment income(a) .....................................           .05                  .03
 Net realized and unrealized gains (losses) ...................          (.01)                 .53
                                                                  ---------------------------------------
Total from investment operations ..............................           .04                  .56
                                                                  ---------------------------------------
Less distributions from net investment income .................          (.01)                  --
                                                                  ---------------------------------------
Net asset value, end of period ................................        $10.59               $10.56
                                                                  =======================================
Total return(b) ...............................................          .35%                5.60%

Ratios/supplemental data
Net assets, end of period (000's) .............................       $42,433              $14,888
Ratios to average net assets:
 Expenses .....................................................          .47%(c)              .55%(c)
 Expenses, excluding waiver and payments by affiliate .........          .47%(c)              .98%(c)
 Net investment income ........................................          .98%(c)             1.77%(c)
Portfolio turnover rate .......................................        10.41%                   --

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period November 1, 1999 (effective date) to December 31, 1999.


                                                                          FSP-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights (continued)

                                                                                  Class 2
                                                                  ---------------------------------------
                                                                   Six Months Ended
                                                                    June 30, 2000        Year Ended
                                                                     (unaudited)     December 31, 1999(d)
                                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.55                $10.00
                                                                       ----------------------------
Income from investment operations:
 Net investment income(a) .....................................           .04                   .04
 Net realized and unrealized gains (losses) ...................          (.02)                  .51
                                                                       ----------------------------
Total from investment operations ..............................           .02                   .55
                                                                       ----------------------------
Less distributions from net investment income .................            --(e)                 --
                                                                       ----------------------------
Net asset value, end of period ................................        $10.57                $10.55
                                                                       ============================
Total return(b) ...............................................          .27%                 5.50%
Ratios/supplemental data
Net assets, end of period (000's) .............................           $88                   $88
Ratios to average net assets:
 Expenses .....................................................          .72%(c)               .80%(c)
 Expenses, excluding waiver and payments by affiliate .........          .72%(c)              1.23%(c)
 Net investment income ........................................          .72%(c)              2.17%(c)
Portfolio turnover rate .......................................        10.41%                    --

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period November 1, 1999 (effective date) to December 31, 1999.
(e)Includes distributions of net investment income in the amount of $.002.


FSP-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights (continued)

                                                                                  Class 3
                                                                  ---------------------------------------
                                                                   Six Months Ended
                                                                    June 30, 2000        Year Ended
                                                                     (unaudited)     December 31, 1999(d)
                                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.55               $ 10.00
                                                                       ----------------------------
Income from investment operations:
 Net investment income(a) .....................................           .03                   .03
 Net realized and unrealized gains ............................            --                   .52
                                                                       ----------------------------
Total from investment operations ..............................           .03                   .55
                                                                       ----------------------------
Less distributions from net investment income .................          (.01)                   --
                                                                       ----------------------------
Net asset value, end of period ................................        $10.57               $ 10.55
                                                                       ============================
Total return(b) ...............................................          .24%                 5.50%
Ratios/supplemental data
Net assets, end of period (000's) .............................        $9,530               $ 2,349
Ratios to average net assets:
 Expenses .....................................................          .80%(c)               .80%(c)
 Expenses, excluding waiver and payments by affiliate .........         1.87%(c)              4.16%(c)
 Net investment income ........................................          .64%(c)              1.78%(c)
Portfolio turnover rate .......................................        10.41%                    --

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period November 1, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                          FSP-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                 SHARES       VALUE
---------------------------------------------------------------------
    Common Stocks 96.9%
    Commercial Services .8%
(a) Convergys Corp. .........................      600      $ 31,125
    Deluxe Corp. ............................      300         7,069
    Dun & Bradstreet Corp. ..................      600        17,175
    Equifax Inc. ............................      500        13,125
    Interpublic Group of Cos. Inc. ..........    1,200        51,600
    Omnicom Group Inc. ......................      700        62,344
    Paychex Inc. ............................    1,500        63,000
    R. R. Donnelley & Sons Co. ..............      400         9,025
(a) Sabre Holdings Corp., A .................      561        15,989
    SUPERVALU Inc. ..........................      500         9,531
    SYSCO Corp. .............................    1,400        58,975
    The McGraw-Hill Cos. Inc. ...............      800        43,200
    W.W. Grainger Inc. ......................      400        12,325
    Young & Rubicam Inc. ....................      300        17,156
                                                            --------
                                                             411,639
                                                            --------
    Consumer Durables 1.2%
    Briggs & Stratton Corp. .................      100         3,425
    Brunswick Corp. .........................      300         4,969
    Centex Corp. ............................      200         4,700
    Cooper Tire & Rubber Co. ................      400         4,450
    Eastman Kodak Co. .......................    1,300        77,350
    Ford Motor Co. ..........................    4,847       208,421
    General Motors Corp. ....................    2,148       124,718
    Genuine Parts Co. .......................      800        16,000
    Goodyear Tire & Rubber Co. ..............      600        12,000
    Harley-Davidson Inc. ....................    1,200        46,200
    Hasbro Inc. .............................      700        10,544
    Kaufman & Broad Home Corp. ..............      200         3,963
    Leggett & Platt Inc. ....................      800        13,200
    Mattel Inc. .............................    1,700        22,419
    Maytag Corp. ............................      400        14,750
    Newell Rubbermaid Inc. ..................    1,100        28,325
    Polaroid Corp. ..........................      200         3,613
    Pulte Corp. .............................      200         4,325
    Snap-on Inc. ............................      200         5,325
    Stanley Works ...........................      300         7,125
    The Black & Decker Corp. ................      400        15,725
    Tupperware Corp. ........................      300         6,600
    Whirlpool Corp. .........................      300        13,988
                                                            --------
                                                             652,135
                                                            --------
    Consumer Non-Durables 5.4%
(a) Adolph Coors Co., B .....................      200        12,100
    Alberto-Culver Co., B ...................      200         6,113
    American Greetings Corp., A .............      300         5,700
    Anheuser-Busch Cos. Inc. ................    1,800       134,438
    Avon Products Inc. ......................    1,000        44,500
    Bestfoods ...............................    1,100        76,175
    Brown-Forman Corp., B ...................      300        16,125
    Campbell Soup Co. .......................    1,749        50,940
    Clorox Co. ..............................    1,000        44,813
    Coca-Cola Co. ...........................    9,885       567,770
    Coca-Cola Enterprises Inc. ..............    1,600        26,100
    Colgate-Palmolive Co. ...................    2,300       137,713
    Conagra Inc. ............................    1,900        36,219

FSP-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                             SHARES        VALUE
-----------------------------------------------------------------------------------
    Common Stocks (cont.)
    Consumer Non-Durables (cont.)
    General Mills Inc. .................................      1,200     $   45,900
    Gillette Co. .......................................      4,216        147,297
    H.J. Heinz Co. .....................................      1,400         61,250
    Hershey Foods Corp. ................................        600         29,100
    International Flavors & Fragrances Inc. ............        400         12,075
    Kellogg Co. ........................................      1,600         47,600
    Kimberly-Clark Corp. ...............................      2,216        127,143
    Liz Claiborne Inc. .................................        200          7,050
    Nabisco Group Holdings Corp. .......................      1,300         33,719
    Nike Inc., B .......................................      1,100         43,794
    PepsiCo Inc. .......................................      5,801        257,782
    Philip Morris Cos. Inc. ............................      9,346        248,253
    Procter & Gamble Co. ...............................      5,200        297,700
    Quaker Oats Co. ....................................        500         37,563
    Ralston-Ralston Purina Group .......................      1,200         23,925
(a) Reebok International Ltd. ..........................        300          4,781
(a) Russell Corp. ......................................        200          4,000
    Sara Lee Corp. .....................................      3,545         68,463
    Unilever NV, N.Y. shs., ADR (Netherlands) ..........      2,300         98,900
    UST Inc. ...........................................        600          8,813
    V. F. Corp. ........................................        400          9,525
    Wm. Wrigley Jr. Co. ................................        500         40,094
                                                                        ----------
                                                                         2,813,433
                                                                        ----------
    Consumer Services 4.0%
    Carnival Corp. .....................................      2,424         47,268
(a) Cendant Corp. ......................................      3,100         43,400
(a) Clear Channel Communications Inc. ..................      1,400        105,000
(a) Comcast Corp., A ...................................      3,658        148,149
    Darden Restaurants Inc. ............................        400          6,500
    Dow Jones & Co. Inc. ...............................        400         29,300
    Gannett Co. Inc. ...................................      1,101         65,854
    H & R Block Inc. ...................................        400         12,950
    Harcourt General Inc. ..............................        300         16,313
(a) Harrah's Entertainment Inc. ........................        400          8,375
    Hilton Hotels Corp. ................................      1,500         14,063
    Knight-Ridder Inc. .................................        300         15,956
    Marriott International Inc., A .....................      1,000         36,063
    McDonald's Corp. ...................................      5,305        174,733
    Meredith Corp. .....................................        200          6,750
    Seagram Co. Ltd. (Canada) ..........................      1,800        104,400
(a) Starbucks Corp. ....................................        700         26,731
    The New York Times Co., A ..........................        700         27,650
    Time Warner Inc. ...................................      5,290        402,040
    Tribune Co. ........................................      1,180         41,500
(a) Tricon Global Restaurants Inc. .....................        600         16,950
(a) Viacom Inc., B .....................................      6,146        419,080
(a) Walt Disney Co. ....................................      8,359        324,434
    Wendy's International Inc. .........................        400          7,125
                                                                        ----------
                                                                         2,100,584
                                                                        ----------
    Electronic Technology 24.0%
(a) 3Com Corp. .........................................      1,400         80,675
(a) Adaptec Inc. .......................................        300          6,825
(a) ADC Telecommunications Inc. ........................      1,400        117,425


                                                                          FSP-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                        SHARES        VALUE
-------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Technology (cont.)
(a) Advanced Micro Devices Inc. ....................       600     $    46,350
(a) Agilent Technologies Inc. ......................     1,812         133,635
(a) Altera Corp. ...................................       800          81,550
(a) Analog Devices Inc. ............................     1,400         106,400
(a) Andrew Corp. ...................................       400          13,425
(a) Apple Computer Inc. ............................     1,300          68,088
(a) Applied Materials Inc. .........................     3,200         290,000
    B.F. Goodrich Co. ..............................       400          13,625
    Boeing Co. .....................................     3,720         155,543
(a) Broadcom Corp., A ..............................       800         175,150
(a) Cabletron Systems Inc. .........................       800          20,200
(a) Cisco Systems Inc. .............................    27,918       1,774,538
    Compaq Computer Corp. ..........................     6,787         173,493
(a) Comverse Technology Inc. .......................       600          55,800
(a) Conexant Systems Inc. ..........................       900          43,763
    Corning Inc. ...................................     1,100         296,863
(a) Dell Computer Corp. ............................    10,362         510,976
(a) EMC Corp. ......................................     8,720         670,895
(a) Gateway Inc. ...................................     1,300          73,775
    General Dynamics Corp. .........................       800          41,800
    Hewlett-Packard Co. ............................     3,966         495,254
    Intel Corp. ....................................    13,481       1,802,241
    International Business Machines Corp. ..........     7,160         784,468
(a) KLA-Tencor Corp. ...............................       800          46,850
(a) Lexmark International Inc. .....................       500          33,625
    Linear Technology Corp. ........................     1,300          83,119
    Lockheed Martin Corp. ..........................     1,600          39,700
(a) LSI Logic Corp. ................................     1,200          64,950
    Lucent Technologies Inc. .......................    13,038         772,502
(a) Maxim Integrated Products Inc. .................     1,100          74,731
(a) Micron Technology Inc. .........................     2,300         202,544
    Motorola Inc. ..................................     8,638         251,042
(a) National Semiconductor Corp. ...................       700          39,725
(a) NCR Corp. ......................................       400          15,575
(a) Network Appliance Inc. .........................     1,200          96,600
    Nortel Networks Corp. (Canada) .................    11,868         809,991
    Northrop Grumman Corp. .........................       300          19,875
(a) Novellus Systems Inc. ..........................       500          28,281
    Perkinelmer Inc. ...............................       200          13,225
(a) QUALCOMM Inc. ..................................     3,000         180,000
    Raytheon Co., B ................................     1,400          26,950
    Rockwell International Corp. ...................       700          22,050
(a) Sanmina Corp. ..................................       500          42,750
    Scientific-Atlanta Inc. ........................       600          44,700
(a) Seagate Technology Inc. ........................       900          49,500
(a) Solectron Corp. ................................     2,400         100,500
(a) Sun Microsystems Inc. ..........................     6,380         580,181
(a) Tektronix Inc. .................................       200          14,800
(a) Tellabs Inc. ...................................     1,700         116,344
(a) Teradyne Inc. ..................................       700          51,450
(a) Texas Instruments Inc. .........................     6,548         449,766
    United Technologies Corp. ......................     1,941         114,276
(a) Xilinx Inc. ....................................     1,300         107,331
                                                                   -----------
                                                                    12,525,690
                                                                   -----------

FSP-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                     SHARES        VALUE
-------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Energy Minerals 4.6%
    Amerada Hess Corp. ..........................................       400     $   24,700
    Anadarko Petroleum Corp. ....................................       500         24,656
    Apache Corp. ................................................       500         29,406
    Ashland Inc. ................................................       300         10,519
    Burlington Resources Inc. ...................................       900         34,425
    Chevron Corp. ...............................................     2,600        220,513
    Conoco Inc., B ..............................................     2,638         64,796
    Exxon Mobil Corp. ...........................................    13,951      1,095,154
    Kerr-McGee Corp. ............................................       400         23,575
    Occidental Petroleum Corp. ..................................     1,500         31,594
    Phillips Petroleum Co. ......................................     1,045         52,968
    Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ..........     8,625        530,977
    Sunoco Inc. .................................................       300          8,831
    Texaco Inc. .................................................     2,200        117,150
    Tosco Corp. .................................................       600         16,988
    Union Pacific Resources Group Inc. ..........................     1,100         24,200
    Unocal Corp. ................................................       900         29,813
    USX-Marathon Group Inc. .....................................     1,300         32,581
                                                                                ----------
                                                                                 2,372,846
                                                                                ----------
    Finance 12.1%
    Aflac Inc. ..................................................     1,100         50,531
    Allstate Corp. ..............................................     2,975         66,194
    American Express Co. ........................................     5,323        277,461
    American General Corp. ......................................     1,000         61,000
    American International Group Inc. ...........................     6,133        720,628
    AmSouth Bancorporation ......................................     1,600         25,200
    AON Corp. ...................................................     1,000         31,063
    Associates First Capital Corp., A ...........................     3,083         68,789
    Bank of America Corp. .......................................     6,616        284,488
    Bank of New York Co. Inc. ...................................     2,982        138,663
    Bank One Corp. ..............................................     4,582        121,709
    BB&T Corp. ..................................................     1,500         35,813
    Capital One Financial Corp. .................................       800         35,700
(a) Charles Schwab Corp. ........................................     5,528        185,879
(a) Charter One Financial Inc. ..................................       900         20,700
    Chase Manhattan Corp. .......................................     4,900        225,706
    Chubb Corp. .................................................       700         43,050
    Cincinnati Financial Corp. ..................................       600         18,863
    Citigroup Inc. ..............................................    13,567        817,412
    Comerica Inc. ...............................................       600         26,925
    Conseco Inc. ................................................     1,100         10,725
    Countrywide Credit Industries Inc. ..........................       400         12,125
    Fannie Mae ..................................................     4,109        214,438
    Fifth Third Bancorp .........................................     1,300         82,225
    First Union Corp. ...........................................     4,087        101,409
    Firstar Corp. ...............................................     4,071         85,745
    Fleet Boston Financial Corp. ................................     3,719        126,446
    Franklin Resources Inc. .....................................     1,000         30,375
    Freddie Mac .................................................     2,723        110,282
    Golden West Financial Corp. .................................       700         28,569
    Hartford Financial Services Group Inc. ......................       900         50,344
    Household International Inc. ................................     1,933         80,340
    Huntington Bancshares Inc. ..................................       800         12,650
    J.P. Morgan & Co. Inc. ......................................       600         66,075

                                                                         FSP-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                   SHARES        VALUE
-------------------------------------------------------------------------
    Common Stocks (cont.)
    Finance (cont.)
    Jefferson-Pilot Corp. .....................      400      $   22,575
    KeyCorp ...................................    1,800          31,725
    Lehman Brothers Holdings Inc. .............      500          47,281
    Lincoln National Corp. ....................      700          25,288
    Loews Corp. ...............................      400          24,000
    Marsh & McLennan Cos. Inc. ................    1,100         114,881
    MBIA Inc. .................................      400          19,275
    MBNA Corp. ................................    3,268          88,645
    Mellon Financial Corp. ....................    1,957          71,308
    Merrill Lynch & Co. Inc. ..................    1,500         172,500
    MGIC Investment Corp. .....................      400          18,200
    Morgan Stanley Dean Witter & Co. ..........    4,492         373,959
    National City Corp. .......................    2,449          41,786
    Northern Trust Corp. ......................      900          58,556
    Old Kent Financial Corp. ..................      525          14,044
    Paine Webber Group Inc. ...................      600          27,300
    PNC Financial Services Group ..............    1,200          56,250
    Providian Financial Corp. .................      600          54,000
    Regions Financial Corp. ...................      800          15,900
    Ryder Systems Inc. ........................      200           3,788
    SAFECO Corp. ..............................      600          11,925
    SLM Holding Corp. .........................      600          22,463
    Southtrust Corp. ..........................      600          13,575
    St. Paul Cos. Inc. ........................      900          30,713
    State Street Corp. ........................      600          63,638
    Summit Bancorp. ...........................      800          19,700
    SunTrust Banks Inc. .......................    1,300          59,393
    Synovus Financial Corp. ...................    1,100          19,387
    T. Rowe Price Associates Inc. .............      500          21,250
    The Bear Stearns Cos. Inc. ................      400          16,650
    The Progressive Corp. .....................      300          22,200
    Torchmark Corp. ...........................      600          14,812
    U.S. Bancorp. .............................    3,182          61,253
    Union Planters Corp. ......................      500          13,968
    Unumprovident Corp. .......................      900          18,055
    Wachovia Corp. ............................      800          43,400
    Washington Mutual Inc. ....................    2,270          65,545
    Wells Fargo & Co. .........................    6,397         247,883
                                                              ----------
                                                               6,314,593
                                                              ----------
    Health Services .8%
    Aetna Inc. ................................      600          38,512
    Cardinal Health Inc. ......................    1,100          81,400
    CIGNA Corp. ...............................      600          56,100
    HCA-The Healthcare Corp. ..................    2,235          67,887
(a) HealthSouth Corp. .........................    1,300           9,343
(a) Humana Inc. ...............................      700           3,412
    IMS Health Inc. ...........................    1,300          23,400
(a) Manor Care Inc. ...........................      400           2,800
    McKesson HBOC Inc. ........................    1,200          25,124
(a) Quintiles Transnational Corp. .............      300           4,237
    Shared Medical Systems Corp. ..............      100           7,293
    Tenet Healthcare Corp. ....................    1,200          32,400


FSP-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                         SHARES        VALUE
-------------------------------------------------------------------------------
    Common Stocks (cont.)
    Health Services (cont.)
    UnitedHealth Group Inc. .........................       700     $   60,024
(a) Wellpoint Health Networks Inc. ..................       300         21,731
                                                                    ----------
                                                                       433,663
                                                                    ----------
    Health Technology 10.8%
    Abbott Laboratories .............................     6,326        281,902
    Allergan Inc. ...................................       500         37,250
(a) Alza Corp. ......................................       400         23,650
    American Home Products Corp. ....................     5,220        306,674
(a) Amgen Inc. ......................................     4,100        288,024
    Bausch & Lomb Inc. ..............................       200         15,474
    Baxter International Inc. .......................     1,200         84,374
    Becton, Dickinson & Co. .........................     1,000         28,687
(a) Biogen Inc. .....................................       600         38,700
(a) Biomet Inc. .....................................       500         19,218
(a) Boston Scientific Corp. .........................     1,600         35,100
    Bristol-Myers Squibb Co. ........................     7,870        458,427
    C. R. Bard Inc. .................................       200          9,624
    Eli Lilly & Co. .................................     4,551        454,530
(a) Guidant Corp. ...................................     1,300         64,350
    Johnson & Johnson ...............................     5,566        567,035
(a) Mallinckrodt Inc. ...............................       200          8,687
(a) MedImmune Inc. ..................................       800         59,200
    Medtronic Inc. ..................................     4,873        242,735
    Merck & Co. Inc. ................................     9,225        706,865
    Pall Corp. ......................................       400          7,400
    PE Corp.-PE Biosystems Group ....................       800         52,700
    Pfizer Inc. .....................................    25,269      1,212,911
    Pharmacia Corp. .................................     5,093        263,243
    Schering-Plough Corp. ...........................     5,851        295,475
(a) St. Jude Medical Inc. ...........................       400         18,350
(a) Watson Pharmaceuticals Inc. .....................       400         21,500
                                                                    ----------
                                                                     5,602,085
                                                                    ----------
    Industrial Services 1.0%
(a) AES Corp. .......................................     1,800         82,124
(a) Allied Waste Industries Inc. ....................       900          9,000
    Baker Hughes Inc. ...............................     1,300         41,600
    Fluor Corp. .....................................       300          9,487
    Halliburton Co. .................................     1,801         84,984
(a) Rowan Cos. Inc. .................................       300          9,112
    Schlumberger Ltd. ...............................     2,300        171,637
    Transocean Sedco Forex Inc. .....................       912         48,734
    Waste Management Inc. ...........................     2,600         49,400
                                                                    ----------
                                                                       506,078
                                                                    ----------
    Non-Energy Minerals .6%
    Alcan Aluminum Ltd. (Canada) ....................       900         27,900
    Alcoa Inc. ......................................     3,424         99,295
    Allegheny Technologies Inc. .....................       300          5,400
    Barrick Gold Corp. (Canada) .....................     1,500         27,280
(a) Bethlehem Steel Corp. ...........................       700          2,494
(a) Freeport-McMoRan Copper & Gold Inc., B ..........       600          5,550
    Georgia-Pacific Corp. ...........................       700         18,374
(a) Homestake Mining Co. ............................     1,000          6,874
(a) Inco Ltd. (Canada) ..............................       700         10,762

                                                                         FSP-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                   SHARES        VALUE
-------------------------------------------------------------------------
    Common Stocks (cont.)
    Non-Energy Minerals (cont.)
    Louisiana-Pacific Corp. ...................      400      $    4,350
    Newmont Mining Corp. ......................      700          15,137
    Nucor Corp. ...............................      400          13,274
    Owens Corning .............................      300           2,774
    Phelps Dodge Corp. ........................      300          11,155
(a) Placer Dome Inc. (Canada) .................    1,100          10,518
    USX-U. S. Steel Group .....................      300           5,568
    Vulcan Materials Co. ......................      400          17,074
    Weyerhaeuser Co. ..........................      900          38,700
    Worthington Industries Inc. ...............      400           4,200
                                                              ----------
                                                                 326,679
                                                              ----------
    Process Industries 5.5%
    Air Products & Chemicals Inc. .............      900          27,730
    Archer-Daniels-Midland Co. ................    2,400          23,550
    Ball Corp. ................................      200           6,437
    Bemis Co. Inc. ............................      200           6,724
    Boise Cascade Corp. .......................      200           5,174
    Crane Co. .................................      300           7,293
    Crown Cork & Seal Co. Inc. ................      400           6,000
    Dow Chemical Co. ..........................    2,800          84,524
    E. I. du Pont de Nemours and Co. ..........    4,290         187,687
    Eastman Chemical Co. ......................      300          14,324
    Ecolab Inc. ...............................      500          19,530
    Engelhard Corp. ...........................      400           6,824
(a) FMC Corp. .................................      100           5,800
    Fort James Corp. ..........................      800          18,500
    Fortune Brands Inc. .......................      600          13,837
    General Electric Co. ......................   39,719       2,105,106
    Great Lakes Chemical Corp. ................      200           6,300
    Hercules Inc. .............................      400           5,624
    International Paper Co. ...................    2,037          60,725
    Millipore Corp. ...........................      200          15,074
(a) Owens-Illinois Inc. .......................      600           7,012
(a) Pactiv Corp. ..............................      700           5,512
    Potlatch Corp. ............................      100           3,312
    PPG Industries Inc. .......................      683          30,264
    Praxair Inc. ..............................      600          22,462
    Rohm & Haas Co. ...........................      900          31,050
(a) Sealed Air Corp. ..........................      300          15,712
    Sherwin-Williams Co. ......................      600          12,712
    Sigma-Aldrich Corp. .......................      400          11,700
    Springs Industries Inc., A ................      100           3,218
    Temple-Inland Inc. ........................      200           8,400
    Textron Inc. ..............................      600          32,587
    The Mead Corp. ............................      400          10,100
    Union Carbide Corp. .......................      600          29,700
(a) W.R. Grace & Co. ..........................      400           4,850
    Westvaco Corp. ............................      400           9,924
    Willamette Industries Inc. ................      400          10,900
                                                              ----------
                                                               2,876,178
                                                              ----------
    Producer Manufacturing 2.6%
(a) American Power Conversion Corp. ...........      700          28,568
    Armstrong Holdings Inc. ...................      200           3,062
    Avery Dennison Corp. ......................      500          33,562



FSP-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                          SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Producer Manufacturing (cont.)
    Caterpillar Inc. ................................      1,466     $   49,660
    Cooper Industries Inc. ..........................        300          9,768
    Cummins Engine Co. Inc. .........................        200          5,450
    Dana Corp. ......................................        700         14,830
    Danaher Corp. ...................................        600         29,662
    Deere & Co. .....................................        900         33,300
    Delphi Automotive Systems Corp. .................      2,400         34,950
    Dover Corp. .....................................        800         32,450
    Eaton Corp. .....................................        300         20,100
    Emerson Electric Co. ............................      1,740        105,052
    Honeywell International Inc. ....................      3,225        108,641
    Illinois Tool Works Inc. ........................      1,200         68,400
    Ingersoll-Rand Co. ..............................        700         28,174
    ITT Industries Inc. .............................        300          9,112
    Johnson Controls Inc. ...........................        400         20,524
    Masco Corp. .....................................      1,800         32,512
    Minnesota Mining & Manufacturing Co. ............      1,600        132,000
    Molex Inc. ......................................        825         39,702
(a) National Service Industries Inc. ................        200          3,900
(a) Navistar International Corp. ....................        200          6,212
    PACCAR Inc. .....................................        300         11,905
    Parker Hannifin Corp. ...........................        400         13,700
    Pitney Bowes Inc. ...............................      1,100         44,000
(a) Thermo Electron Corp. ...........................        700         14,743
    Thomas & Betts Corp. ............................        200          3,824
    Timken Co. ......................................        300          5,587
    TRW Inc. ........................................        500         21,687
    Tyco International Ltd. (Bermuda) ...............      6,755        320,017
    Visteon Corp. ...................................        635          7,694
    Xerox Corp. .....................................      2,816         58,431
                                                                     ----------
                                                                      1,351,179
                                                                     ----------
    Retail Trade 5.5%
    Albertson's Inc. ................................      1,815         60,348
(a) AutoZone Inc. ...................................        500         11,000
(a) Bed Bath & Beyond Inc. ..........................        600         21,750
(a) Best Buy Co. Inc. ...............................        800         50,600
    Circuit City Stores-Circuit City Group ..........        800         26,550
    Consolidated Stores Corp. .......................        500          6,000
(a) Costco Wholesale Corp. ..........................      1,900         62,700
    CVS Corp. .......................................      1,500         60,000
    Dillards Inc., A ................................        400          4,900
    Dollar General Corp. ............................      1,375         26,812
(a) Federated Department Stores Inc. ................        900         30,374
    GAP Inc. ........................................      3,539        110,593
    Home Depot Inc. .................................      9,294        464,118
    J.C. Penney Co. Inc. ............................      1,000         18,437
(a) Kmart Corp. .....................................      1,800         12,262
(a) Kohl's Corp. ....................................      1,300         72,312
    Longs Drug Stores Inc. ..........................        200          4,350
    Lowe's Cos. Inc. ................................      1,605         65,904
    May Department Stores Co. .......................      1,300         31,200
    Nordstrom Inc. ..................................        500         12,062
(a) Office Depot Inc. ...............................      1,100          6,874
    Radioshack Corp. ................................        800         37,900


                                                                         FSP-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                             SHARES        VALUE
-----------------------------------------------------------------------------------
    Common Stocks (cont.)
    Retail Trade (cont.)
(a) Rite Aid Corp. .....................................      1,000     $    6,562
(a) Safeway Inc. .......................................      2,069         93,363
    Sears, Roebuck & Co. ...............................      1,500         48,937
    Staples Inc. .......................................      2,000         30,750
    Target Corp. .......................................      1,846        107,067
(a) The Great Atlantic & Pacific Tea Co. Inc. ..........        200          3,324
(a) The Kroger Co. .....................................      3,448         76,071
    The Limited Inc. ...................................      1,900         41,087
    The TJX Companies Inc. .............................      1,400         26,250
(a) Tiffany & Co. ......................................        300         20,250
    Toys R Us Inc. .....................................      1,000         14,562
    Walgreen Co. .......................................      4,100        131,968
    Wal-Mart Stores Inc. ...............................     17,934      1,033,446
    Winn-Dixie Stores Inc. .............................        600          8,587
                                                                        ----------
                                                                         2,839,270
                                                                        ----------
    Technology Services 8.6%
    Adobe Systems Inc. .................................        500         65,012
(a) America Online Inc. ................................      9,170        483,717
    Autodesk Inc. ......................................        200          6,937
    Automatic Data Processing Inc. .....................      2,578        138,083
(a) BMC Software Inc. ..................................      1,000         36,483
(a) Ceridian Corp. .....................................        600         14,437
(a) Citrix Systems Inc. ................................        700         13,255
    Computer Associates International Inc. .............      2,400        122,850
(a) Computer Sciences Corp. ............................        700         52,280
(a) Compuware Corp. ....................................      1,700         17,637
(a) Electronic Data Systems Corp. ......................      1,900         78,374
    First Data Corp. ...................................      1,647         81,731
(a) Mercury Interactive Corp. ..........................        300         29,024
(a) Microsoft Corp. ....................................     21,138      1,691,040
(a) Novell Inc. ........................................      1,300         12,024
(a) Oracle Corp. .......................................     11,410        959,152
(a) Parametric Technology Corp. ........................        900          9,900
(a) Peoplesoft Inc. ....................................      1,100         18,424
(a) Sapient Corp. ......................................        200         21,387
(a) Siebel Systems Inc. ................................        800        130,850
(a) Unisys Corp. .......................................      1,200         17,474
(a) VERITAS Software Corp. .............................      1,600        180,824
(a) Yahoo! Inc. ........................................      2,200        272,524
                                                                        ----------
                                                                         4,453,419
                                                                        ----------
    Transportation .6%
(a) AMR Corp. ..........................................        600         15,862
    Burlington Northern Santa Fe Corp. .................      1,875         43,007
    CSX Corp. ..........................................        900         19,068
    Delta Air Lines Inc. ...............................        500         25,280
    Fedex Corp. ........................................      1,200         45,600
(a) Kansas City Southern Industries Inc. ...............        400         35,474
    Norfolk Southern Corp. .............................      1,500         22,312
    Southwest Airlines Co. .............................      2,000         37,874
    Union Pacific Corp. ................................      1,028         38,228
(a) US Airways Group Inc. ..............................        300         11,700
                                                                        ----------
                                                                           294,405
                                                                        ----------

FSP-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Utilities 8.8%
    Alltel Corp. ...................................      1,300     $    80,518
    Ameren Corp. ...................................        500          16,874
    American Electric Power Co. Inc. ...............      1,340          39,697
    AT&T Corp. .....................................     15,015         474,849
    BellSouth Corp. ................................      7,551         321,860
    Centurytel Inc. ................................        500          14,374
    Cinergy Corp. ..................................        700          17,805
    CMS Energy Corp. ...............................        400           8,850
    Coastal Corp. ..................................        900          54,787
    Columbia Energy Group ..........................        300          19,687
    Consolidated Edison Inc. .......................        800          23,700
    Constellation Energy Group Inc. ................        600          19,537
(a) CP&L Energy Inc. ...............................        600          19,162
    Dominion Resources Inc. ........................      1,000          42,874
    DTE Energy Co. .................................        500          15,280
    Duke Energy Corp. ..............................      1,529          86,196
    Eastern Enterprises ............................        100           6,300
    Edison International ...........................      1,400          28,700
    El Paso Energy Corp. ...........................        900          45,843
    Enron Corp. ....................................      2,974         191,822
    Entergy Corp. ..................................        900          24,468
    FirstEnergy Corp. ..............................        900          21,037
    Florida Progress Corp. .........................        400          18,750
    FPL Group Inc. .................................        700          34,650
(a) Global Crossing Ltd. (Bermuda) .................      3,621          95,277
    GPU Inc. .......................................        500          13,531
    GTE Corp. ......................................      3,929         244,580
    New Century Energies Inc. ......................        400          12,000
(a) Nextel Communications Inc., A ..................      3,100         189,681
(a) Niagara Mohawk Holdings Inc. ...................        600           8,362
    Nicor Inc. .....................................        200           6,524
    Northern States Power Co. ......................        600          12,112
(a) ONEOK Inc. .....................................        200           5,187
    PECO Energy Co. ................................        700          28,218
    Peoples Energy Corp. ...........................        200           6,474
    PG&E Corp. .....................................      1,600          39,400
    Pinnacle West Capital Corp. ....................        300          10,163
    PPL Corp. ......................................        500          10,968
    Public Service Enterprise Group Inc. ...........        800          27,700
    Reliant Energy Inc. ............................      1,200          35,474
    SBC Communications Inc. ........................     13,683         591,790
    Sempra Energy ..................................        700          11,900
    Southern Co. ...................................      2,660          62,011
    Sprint Corp. (FON Group) .......................      3,516         179,315
(a) Sprint Corp. (PCS Group) .......................      3,700         220,150
    TXU Corp. ......................................      1,100          32,450
    U.S. West Inc. .................................      2,009         172,271
    Unicom Corp. ...................................        700          27,081
    Verizon Communications .........................      6,184         314,224
    Williams Cos. Inc. .............................      1,771          73,828
(a) Worldcom Inc. ..................................     11,517         528,341
                                                                    -----------
                                                                      4,586,632
                                                                    -----------
    Total Common Stocks (Cost $49,128,250)..........                 50,460,508
                                                                    ===========



                                                                         FSP-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                  SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Short Term Investments 2.8%
(c) U.S. Treasury Bill, 9/14/00 ............................................      150,000      $   148,284
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio ..........    1,289,884        1,289,884
                                                                                               -----------
    Total Short Term Investments (Cost $1,437,698)..........................                     1,438,168
                                                                                               -----------
    Total Investments (Cost $50,565,948) 99.7%..............................                    51,898,676
    Other Assets, less Liabilities .3% .....................................                       152,233
                                                                                               -----------
    Net Assets 100.0% ......................................................                   $52,050,909
                                                                                               ===========

(a)Non-income producing
(b)The Franklin Institutionary Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(c)On deposit with broker for initial margin on futures contracts (Note 1b).

                       See notes to financial statements.

FSP-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $50,565,948
                                                           ===========
  Value ...............................................     51,898,676
 Cash .................................................         90,675
 Receivables:
  Investment securities sold ..........................          3,800
  Capital shares sold .................................        268,201
  Dividends ...........................................         38,621
  Variation margin (Note 1) ...........................         10,100
 Offering costs .......................................         20,052
 Other assets .........................................          6,100
                                                           -----------
    Total assets ......................................     52,336,225
                                                           -----------
Liabilities:
 Payables:
  Investment securities purchased .....................        217,247
  Capital shares redeemed .............................         22,675
  Affiliates ..........................................         15,999
 Other liabilities ....................................         29,395
                                                           -----------
    Total liabilities .................................        285,316
                                                           -----------
     Net assets, at value .............................    $52,050,909
                                                           ===========
Net assets consist of:
 Undistributed net investment income ..................    $   186,906
 Net unrealized appreciation ..........................      1,313,408
 Accumulated net realized loss ........................       (440,634)
 Capital shares .......................................     50,991,229
                                                           -----------
     Net assets, at value .............................    $52,050,909
                                                           ===========
Class 1:
 Net assets, at value .................................    $42,433,168
                                                           ===========
 Shares outstanding ...................................      4,006,398
                                                           ===========
 Net asset value and offering price per share .........    $     10.59
                                                           ===========
Class 2:
 Net assets, at value .................................    $    88,128
                                                           ===========
 Shares outstanding ...................................          8,335
                                                           ===========
 Net asset value and offering price per share .........    $     10.57
                                                           ===========
Class 3:
 Net assets, at value .................................    $ 9,529,613
                                                           ===========
 Shares outstanding ...................................        901,758
                                                           ===========
 Net asset value and offering price per share .........    $     10.57
                                                           ===========

                       See notes to financial statements.

                                                                         FSP-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Dividends ...................................................    $  294,023
                                                                  ----------
Expenses:
 Management fees (Note 3) ....................................        26,278
 Administrative fees (Note 3) ................................        20,514
 Distribution fees (Note 3)
  Class 2 ....................................................           108
  Class 3 ....................................................         8,806
  Transfer agent fees - Class 3 (Note 3) .....................         6,705
  Custodian fees .............................................           553
  Reports to shareholders ....................................        24,277
  Registration and filing fees - Class 3 .....................        25,920
  Professional fees (Note 3) .................................         6,830
  Trustees' fees and expenses ................................           212
  Amortization of offering costs (Note 1) ....................        12,011
  Amortization of offering costs - Class 3 (Note 1) ..........         7,937
  Other ......................................................         4,574
                                                                  ----------
  Total expenses .............................................       144,725
  Expenses waived/paid by affiliate (Note 3) .................       (37,886)
                                                                  ----------
     Net expenses ............................................       106,839
                                                                  ----------
      Net investment income ..................................       187,184
                                                                  ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................      (511,265)
  Financial futures contracts ................................        70,631
                                                                  ----------
    Net realized loss ........................................      (440,634)
 Net unrealized appreciation on investments ..................       843,476
                                                                  ----------
Net realized and unrealized gain .............................       402,842
                                                                  ----------
Net increase in net assets resulting from operations .........    $  590,026
                                                                  ==========

                       See notes to financial statements.

FSP-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                             Six Months Ended       Year Ended
                                                                               June 30, 2000    December 31, 1999(a)
                                                                            ----------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ................................................      $   187,184           $    19,760
   Net realized loss from investments and financial futures transactions          (440,634)                   --
   Net unrealized appreciation on investments ...........................          843,476               469,932
                                                                               ---------------------------------
    Net increase in net assets resulting from operations ................          590,026               489,692
 Distributions to shareholders from:
   Net investment income:
    Class 1 .............................................................          (18,826)                   --
    Class 2 .............................................................              (15)                   --
    Class 3 .............................................................           (3,250)                   --
                                                                               ---------------------------------
 Total distributions to shareholders ....................................          (22,091)                   --
 Capital share transactions: (Note 2)
    Class 1 .............................................................       27,100,706            14,487,738
    Class 2 .............................................................               15                83,330
    Class 3 .............................................................        7,057,486             2,264,007
                                                                               ---------------------------------
 Total capital share transactions .......................................       34,158,207            16,835,075
    Net increase in net assets ..........................................       34,726,142            17,324,767
Net assets:
 Beginning of period ....................................................       17,324,767                    --
                                                                               ---------------------------------
 End of period ..........................................................      $52,050,909           $17,324,767
                                                                               =================================
Undistributed net investment income included in net assets:
 End of period ..........................................................      $   186,906           $    21,813
                                                                               =================================

(a)For the period November 1, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                         FSP-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin S&P 500 Index Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. As of June 30, 2000, 77% of the Fund's shares were sold through one insurance company. The Fund seeks to match the performance of S&P 500 Index.

Effective May 1, 2000, the name of the Templeton Variable Products Series Fund
- Franklin S&P 500 Index Fund changed to Franklin Templeton Variable Insurance Products Trust - Franklin S&P 500 Index Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Futures Contracts

The Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Offering Costs

Offering costs are amortized on a straight-line basis over twelve months.

FSP-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Each class of shares differs by its distribution fees, registration fees, shareholder servicing costs, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        Six Months Ended                Year Ended
                                                         June 30, 2000               December 31, 1999(a)
                                                -------------------------------------------------------------
                                                     Shares          Amount          Shares        Amount
Class 1 Shares:                                 -------------------------------------------------------------
Shares sold ...................................     3,781,072    $  39,349,416     1,433,132    $14,724,579
Shares issued in reinvestment of distributions          1,894           18,826            --             --
Shares redeemed ...............................    (1,186,572)     (12,267,536)      (23,128)      (236,841)
                                                   --------------------------------------------------------
Net increase ..................................     2,596,394    $  27,100,706     1,410,004    $14,487,738
                                                   ========================================================
Class 2 Shares:
Shares sold ...................................            --    $          --         8,333    $    83,330
Shares issued in reinvestment of distributions              2               15            --             --
                                                   --------------------------------------------------------
Net increase ..................................             2    $          15         8,333    $    83,330
                                                   ========================================================
Class 3 Shares:
Shares sold ...................................       972,705    $  10,095,873       232,129    $ 2,362,095
Shares issued in reinvestment of distributions            327            3,250            --             --
Shares redeemed ...............................      (293,863)      (3,041,637)       (9,540)       (98,088)
                                                   --------------------------------------------------------
Net increase ..................................       679,169    $   7,057,486       222,589    $ 2,264,007
                                                   ========================================================

(a)For the period November 1, 1999 (effective date) to December 31, 1999.

Templeton Funds Annuity Company, the Fund's subadministrative manager, is the record owner of 8,335 of the Fund's Class 2 shares as of June 30, 2000.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                            Affiliation
       ----------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                                Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent

The Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the Fund.

                                                                         FSP-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services of .10% per year of the Fund's average daily net assets.

Under a subadvisory agreement, State Street Global Advisors (SSgA) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Advisers and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of .55%, .80%, and .80% of average daily net assets of Class 1, Class 2, and Class 3, respectively, through December 31, 2000, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund's shares.

Included in professional fees are legal fees of $180 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of offering costs. Net realized capital gains and losses differ for financial statements and tax purposes primarily due to differing treatment of wash sales.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $50,097,742 was as follows:

     Unrealized appreciation .............  $  5,794,302
     Unrealized depreciation .............    (3,993,368)
                                            ------------
     Net unrealized appreciation .........  $  1,800,934
                                            ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $38,974,910 and $3,947,074, respectively.


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

A financial futures contract is an agreement between parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of future contracts, interest rates, and the underlying hedged assets.

As of June 30, 2000, the Fund had the following futures contracts outstanding:

Contracts to Buy                 Number of Contracts   Delivery Dates   Contract Face Value   Unrealized Loss
-------------------------------------------------------------------------------------------------------------
S&P 500 Index, Sep 00 .........         4                  9/15/00            $1,487,420         $ (19,320)



FSP-24

                                                   FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small capitalization companies, which for this Fund are those companies with market capitalization values not exceeding (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase.
--------------------------------------------------------------------------------
During the first six months of 2000, U.S. economic growth was fueled by strong global demand, solid consumer confidence, and increased manufacturing productivity. In fact, growth was so strong that inflation threatened to rear its head. The apparent concern in equity markets was the prospect of frequent Federal Reserve rate hikes throughout 2000, following three 0.25% rate increases in 1999. While the nation's economy was expanding, U.S. equity markets were in turmoil, first rising steeply and then falling sharply. Within the first 10 weeks of the year, the Russell 2000 Growth Index, a leading indicator of growth-oriented domestic small-cap stock performance, rose 30.65%. In the following 10 weeks, it gave up all of that gain -- and then some -- before rebounding slightly to end the period up just 1.23% for the year-to-date through June 30, 2000.(1)

Although no industry sector was a completely safe haven, the most volatile issues were technology and Internet-related stocks. The market appeared to swing from late 1999's fear of not owning these stocks to a fear of owning them, followed by a wholesale dumping of shares of Internet-related companies, some of which had been managing themselves towards sales but not earnings growth. Unfortunately, in our opinion, shares of some good companies were, like the proverbial baby, thrown out with the bath water.

Ironically, this decline occurred in an environment of aggressive buying by individual investors and healthy cash flows into technology and growth funds. However, for the first time in many years, "buying on the dip" did not seem to rescue the market as half-hearted rallies were followed by sharp corrections to lower lows. Faced with the prospect of higher interest rates, and the belief that many stocks were finally being fairly valued, some investors turned towards value stocks, restraining the upside in the technology market and making it resistant

(1) Source: Standard & Poor's Micropal. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

   Top 10 Sector Breakdown
   Franklin Small Cap Fund
   6/30/00
                               % of Total
   Sector                      Net Assets
   --------------------------------------
   Electronic Technology         30.0%

   Technology Services           23.6%

   Telecommunications             6.1%

   Finance                        4.8%

   Industrial Services            3.1%

   Real Estate                    2.6%

   Transportation                 2.2%

   Energy Minerals                2.1%

   Consumer Services              1.8%

   Health Technology              1.6%

   Top 10 Holdings
   Franklin Small Cap Fund
   6/30/00

   Company                      % of Total
   Sector, Country              Net Assets
   ---------------------------------------
   JDS Uniphase Corp.             5.9%
   Electronic Technology,
   United States

   PMC-Sierra Inc.                4.3%
   Electronic Technology,
   Canada

   i2Technologies Inc.            2.4%
   Technology Services,
   United States

   VERITAS Software Corp.         2.3%
   Technology Services,
   United States

   Micromuse Inc.                 2.0%
   Technology Services,
   United States

   BroadVision Inc.               1.6%
   Technology Services,
   United States

   VoiceStream Wireless
   Corp.                          1.5%
   Telecommunications,
   United States

   RSA Security Inc.              1.3%
   Electronic Technology,
   United States

   Coherent Inc.                  1.3%
   Electronic Technology,
   United States

   Waters Corp.                   1.2%
   Electronic Technology,
   United States

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

to rallies. Toward the end of the reporting period, news that the U.S. economy might be beginning to cool contributed to a revival in the technology sector during late May and June amid sharply declining trading volumes.

During the reporting period, the Fund's share price rose and fell with the general market, but outperformed the Russell 2000, its benchmark index, which returned 3.04%. We used the early part of the year to cut back the number of our positions, especially those relating to the Internet. Although we were not completely successful in this effort, we had converted many of them to cash by the April correction in the overall market. Fortunately, we also held real estate investment trusts and energy stocks, both of which moderated the performance swings in our tech investments.

As the market stabilized toward the end of the reporting period, we began initiating new positions and adding to existing holdings in all sectors. Although we focused on the technology and technology services areas, where we think valuations are now more rational than they were in January and February, we also added selectively to the energy and professional services sectors. We believe that as investors increasingly understand the merits of diversification beyond technology, the many non-technology stocks owned by the Fund will be recognized as high-quality growth stocks.

Looking forward, we remain optimistic about growth prospects in the small-cap universe. Although a weak dollar brought on by equity market turbulence could exacerbate inflationary pressures, and low liquidity can pose problems in the sale of small-cap stocks, we are often able to purchase shares of what we believe are great companies at fire-sale prices. Global economies are currently strong, and we will continue searching for companies that we believe possess competitive advantages such as intellectual property, barriers to market entry for competitors or a faster-than-average growth trend.

We think it is wise to maintain a healthy respect for the past history of the U.S. economy's business cycles, and for realistic limits to uninterrupted growth of America's fastest growing companies. Last year's strong portfolio gains reflect an extended period of unusually high earnings growth and returns on capital of leading technology companies. Some investors expect this to continue. However, one thing is certain: This rate of growth may not be attainable for many companies in the future, and we can not realistically rely on such performance results to continue indefinitely. We will try our hardest to deliver the past year's performance every time, but no one should expect that to be the case for this, or any, Fund.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has, and likely will continue to, range from small to mid cap.

Franklin Small Cap Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Small Cap Fund - Class 2 delivered a +6.48% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Fund - Class 2*
 Periods ended 6/30/00
                                                                Since      Since Class 2
                                                              Inception      Inception
                                    1-Year         3-Year     (11/1/95)       (1/6/99)
 ----------------------------------------------------------------------------------------
 Average Annual Total Return       +79.86%        +31.03%       +28.40%        +60.47%
 Cumulative Total Return           +79.86%       +124.98%      +221.01%       +101.31%
 Value of $10,000 Investment       $17,986        $22,498       $32,101        $20,131

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility, particularly in the technology sector, can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

                                                                                      Class 1
                                                ----------------------------------------------------------------------------------
                                                 Six Months Ended                       Year Ended December 31,
                                                   June 30, 2000   ---------------------------------------------------------------
                                                    (unaudited)        1999         1998         1997         1996        1995(d)
                                                ----------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $26.87          $13.72       $15.05        $13.20       $10.24     $10.00
                                                ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(c) ..............          .02            (.01)         .07           .01          .02        .03
 Net realized and unrealized gains (losses) ...         1.55           13.25         (.20)         2.24         2.95        .21
                                                ----------------------------------------------------------------------------------
Total from investment operations ..............         1.57           13.24         (.13)         2.25         2.97        .24
                                                ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           --            (.08)        (.01)         (.03)        (.01)        --
 Net realized gains ...........................        (1.92)           (.01)       (1.19)         (.37)          --         --
                                                ----------------------------------------------------------------------------------
Total distributions ...........................        (1.92)           (.09)       (1.20)         (.40)        (.01)        --
                                                ----------------------------------------------------------------------------------
Net asset value, end of period ................       $26.52          $26.87       $13.72      $  15.05       $13.20     $10.24
                                                ==================================================================================
Total return(a) ...............................        6.58%          96.94%        (.98%)       17.42%       28.95%      2.30%
Ratios/supplemental data
Net assets, end of period (000's) .............     $510,752        $488,062     $315,460      $313,462     $170,969    $13,301

Ratios to average net assets:
 Expenses .....................................         .76%(b)         .77%         .77%          .77%         .77%       .90%(b)
 Net investment income (loss) .................         .14%(b)        (.05%)        .51%          .06%         .63%      2.70%(b)
Portfolio turnover rate .......................        8.54%          39.49%       53.01%        64.07%       63.72%     16.04%


(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(b)Annualized
(c)Based on average shares outstanding effective year ended December 31, 1999.
(d)For the period November 1, 1995 (effective date) to December 31, 1995.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

                                                                  Class 2
                                                  ---------------------------------------
                                                   Six Months Ended
                                                    June 30, 2000        Year Ended
                                                     (unaudited)     December 31, 1999(d)
                                                  ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $26.80              $14.25
                                                  ---------------------------------------
Income from investment operations:
 Net investment income (loss)(c) ..............            .05                (.04)
 Net realized and unrealized gains ............           1.49               12.68
                                                  ---------------------------------------
Total from investment operations ..............           1.54               12.64
                                                  ---------------------------------------
Less distributions from:
 Net investment income ........................             --                (.08)
 Net realized gains ...........................          (1.92)               (.01)
                                                  ---------------------------------------
Total distributions ...........................          (1.92)               (.09)
                                                  ---------------------------------------
Net asset value, end of period ................         $26.42              $26.80
                                                  =======================================
Total return(a) ...............................          6.48%              89.05%

Ratios/supplemental data
Net assets, end of period (000's) .............       $203,158              $6,156
Ratios to average net assets:
 Expenses .....................................          1.01%(b)            1.02%(b)
 Net investment income (loss) .................           .36%(b)            (.18%)(b)
Portfolio turnover rate .......................          8.54%              39.49%

(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(b)Annualized
(c)Based on average shares outstanding.
(d)For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                        COUNTRY         SHARES         VALUE
------------------------------------------------------------------------------------------------
    Common Stocks 84.1%
    Commercial Services 1.6%
(a)  Aether Systems Inc. .........................    United States       4,600      $   943,000
(a) Answerthink Inc. ............................    United States     118,900        1,976,713
(a) Careerbuilder Inc. ..........................    United States      37,200          123,225
(a) Corporate Executive Board Co. ...............    United States      14,700          880,163
(a) DigitalThink Inc. ...........................    United States       3,400          121,975
    FactSet Research Systems Inc. ...............    United States      25,000          706,250
(a) GetThere.com Inc. ...........................    United States       3,300           34,856
(a) Hotjobs.com Ltd. ............................    United States      26,100          360,506
(a) Interep National Radio Sales Inc. ...........    United States      26,200          139,188
(a) Internet Pictures Corp. .....................    United States      54,830          829,304
(a) Netcentives Inc. ............................    United States       4,800           89,400
(a) NOVA Corp. ..................................    United States      60,900        1,701,394
(a) ProBusiness Services Inc. ...................    United States       3,000           79,688
(a) Smith-Gardner & Associates Inc. .............    United States       7,400           35,613
(a) SOS Staffing Services Inc. ..................    United States      37,900          116,069
(a) Stamps.com Inc. .............................    United States      28,300          206,944
(a) Ventro Corp. ................................    United States      10,400          196,300
    Viad Corp. ..................................    United States      94,100        2,564,225
(a) Wink Communications Inc. ....................    United States         200            6,100
                                                                                    -----------
                                                                                     11,110,913
                                                                                    -----------
    Consumer Durables
    D.R. Horton Inc. ............................    United States      16,000          217,000
    Ethan Allen Interiors Inc. ..................    United States       3,000           72,000
                                                                                    -----------
                                                                                        289,000
                                                                                    -----------
    Consumer Non-Durables .3%
(a) Tommy Hilfiger Corp. ........................    United States     128,600          964,500
    Wolverine World Wide Inc. ...................    United States      84,800          837,400
                                                                                    -----------
                                                                                      1,801,900
                                                                                    -----------
(a) Consumer Services 1.8%
    Acme Communications Inc. ....................    United States      11,700          213,525
    ARTISTdirect Inc. ...........................    United States       3,300           10,313
    Classic Communications Inc., A ..............    United States       4,500           40,219
    Cumulus Media Inc., A .......................    United States      71,900          656,088
    DeVry Inc. ..................................    United States      67,800        1,792,463
    Entercom Communications Corp. ...............    United States       2,300          112,125
    Insight Communications Co. Inc., A ..........    United States     100,400        1,568,750
    Jack in the Box Inc. ........................    United States      72,200        1,777,925
    MeriStar Hotels & Resorts Inc. ..............    United States     120,000          345,000
    Quokka Sports Inc. ..........................    United States       1,800           14,456
    Quotesmith.com Inc. .........................    United States      34,100           73,528
    Radio One Inc. ..............................    United States      15,800          467,088
    Radio One Inc., D ...........................    United States      31,600          697,175
    SFX Entertainment Inc. ......................    United States      70,275        3,184,336
    Spanish Broadcasting Systems Inc. ...........    United States      19,400          398,913
    Vail Resorts Inc. ...........................    United States      33,700          549,731
    XM Satellite Radio Holdings Inc. ............    United States      24,700          924,706
                                                                                    -----------
                                                                                     12,826,341
                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                        COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Technology 30.0%
(a) Accelerated Networks Inc. ...................    United States       9,200      $   388,125
(a) Adaptec Inc. ................................    United States      13,300          302,575
(a) Advanced Energy Industries Inc. .............    United States      52,600        3,100,113
(a) Aeroflex Inc. ...............................    United States      12,600          626,063
(a) Alpha Industries Inc. .......................    United States      40,000        1,762,500
(a) Alteon Websystems Inc. ......................    United States      12,800        1,280,800
(a) Anaren Microwave Inc. .......................    United States       2,100          275,592
(a) Apex Inc. ...................................    United States      12,700          555,625
(a) Applied Materials Inc. ......................    United States      46,968        4,256,475
(a) Applied Science & Technology Inc. ...........    United States       3,000           77,625
(a) AVT Corp. ...................................    United States      78,900          581,888
(a) Carrier Access Corp. ........................    United States      24,600        1,300,725
(a) Catapult Communications Corp. ...............    United States      38,600          388,413
(a) C-COR.net Corp. .............................    United States      24,800          669,600
(a) Celeritek Inc. ..............................    United States       6,000          244,875
(a) Celestica Inc. ..............................        Canada          6,900          342,413
(a) Cobalt Networks Inc. ........................    United States      35,800        2,071,925
(a) Coherent Inc. ...............................    United States     106,400        8,924,300
(a) Com21 Inc. ..................................    United States      40,000        1,000,000
(a) Conexant Systems Inc. .......................    United States       6,534          317,716
(a) Copper Mountain Networks Inc. ...............    United States       5,500          484,688
    CTS Corp. ...................................    United States      11,200          504,000
(a) DDi Corp. ...................................    United States      12,200          347,700
(a) Digital Microwave Corp. .....................    United States      61,100        2,329,438
(a) Ditech Communications Corp. .................    United States      49,700        4,699,756
    Elcoteq Network Corp., A ....................       Finland          7,000          153,991
(a) Electro Scientific Industries Inc. ..........    United States       9,700          427,103
(a) eMachines Inc. ..............................    United States       7,600           20,425
(a) EMCORE Corp. ................................    United States      30,200        3,624,000
(a) Flextronics International Ltd. ..............      Singapore       105,236        7,228,398
(a) FLIR Systems Inc. ...........................    United States     101,500          659,750
(a) Foundry Networks Inc. .......................    United States      15,800        1,745,900
(a) FVC.COM Inc. ................................    United States      12,600           97,650
(a) Gemstar International Group Ltd. ............    United States     120,000        7,374,375
(a) Handspring Inc. .............................    United States      11,200          302,400
(a) Harmonic Inc. ...............................    United States      28,000          693,000
(a) Integral Systems Inc. .......................    United States      14,600          244,550
(a) Integrated Circuit Systems Inc. .............    United States      48,500          830,563
(a) Jabil Circuit Inc. ..........................    United States      81,600        4,049,400
(a) JDS Uniphase Corp. ..........................    United States     351,108       42,089,072
(a) Juniper Networks Inc. .......................    United States       2,400          349,350
    Keithley Instruments Inc. ...................    United States      30,000        2,613,750
(a) Komag Inc. ..................................    United States     262,000          458,500
(a) Kopin Corp. .................................    United States       4,800          332,400
(a) Lam Research Corp. ..........................    United States      16,000          600,000
(a) Lattice Semiconductor Corp. .................    United States      27,000        1,866,375
(a) MCK Communications Inc. .....................    United States      12,300          284,438
(a) Mettler-Toledo International Inc. ...........     Switzerland      160,300        6,412,000
(a) Micrel Inc. .................................    United States      36,000        1,563,750
(a) MMC Networks Inc. ...........................    United States      11,300          603,844
(a) Nanometrics Inc. ............................    United States       8,000          329,500
(a) Natural MicroSystems Corp. ..................    United States       7,200          809,550
(a) Netopia Inc. ................................    United States       1,000           40,250
(a) Netro Corp. .................................    United States       6,800          390,150
(a) NICE Systems Ltd., ADR ......................        Israel         12,300          949,406

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                    COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Technology (cont.)
(a) Novellus Systems Inc. ...................................    United States      57,000      $  3,224,063
(a) Numerical Technologies Inc. .............................    United States       2,700           131,288
(a) Paradyne Networks Inc. ..................................    United States       2,400            78,150
(a) P-Com Inc. ..............................................    United States         600             3,188
(a) PC-Tel Inc. .............................................    United States      22,800           866,400
(a) Perceptron Inc. .........................................    United States      62,100           211,528
    PerkinElmer Inc. ........................................    United States       1,000            66,125
(a) Photronics Inc. .........................................    United States      28,400           805,850
(a) Pinnacle Systems Inc. ...................................    United States      23,400           526,134
(a) Pixelworks Inc. .........................................    United States       6,000           136,500
(a) PLX Technology Inc. .....................................    United States      22,800           946,200
(a) PMC-Sierra Inc. .........................................        Canada        172,000        30,562,250
(a) Polycom Inc. ............................................    United States      53,700         5,052,834
(a) Power Integrations Inc. .................................    United States      15,000           353,438
(a) Powerwave Technologies Inc. .............................    United States      13,800           607,200
(a) Proxim Inc. .............................................    United States      24,800         2,454,425
(a) PSi Technologies Holdings Inc., ADR .....................     Philippines        2,100            43,575
(a) QLogic Corp. ............................................    United States       6,800           449,225
(a) Quantum Effect Devices Inc. .............................    United States       6,500           370,500
(a) QuickLogic Corp. ........................................    United States      49,800         1,108,050
(a) Radiant Systems Inc. ....................................    United States       1,350            32,400
(a) Redback Networks Inc. ...................................    United States       8,300         1,477,400
(a) RSA Security Inc. .......................................    United States     133,700         9,258,725
(a) Sanmina Corp. ...........................................    United States      37,600         3,214,800
(a) Semtech Corp. ...........................................    United States      21,000         1,606,172
(a) Sierra Wireless Inc. ....................................        Canada         24,800         1,334,550
(a) Silicon Laboratories Inc. ...............................    United States         300            15,938
(a) Stanford Microdevices Inc. ..............................    United States       7,400           321,438
(a) Synopsys Inc. ...........................................    United States      67,600         2,336,425
(a) Tekelec .................................................    United States     101,000         4,866,938
(a) Tektronix Inc. ..........................................    United States      17,800         1,317,200
(a) Telaxis Communications Corp. ............................    United States         600            18,750
(a) Triquint Semiconductor Inc. .............................    United States      18,100         1,731,944
(a) Varian Inc. .............................................    United States      37,300         1,720,463
(a) Varian Semiconductor Equipment Associates Inc. ..........    United States      25,400         1,595,438
(a) Veeco Instruments Inc. ..................................    United States      28,560         2,092,020
(a) Visual Networks Inc. ....................................    United States      11,000           313,500
(a) Waters Corp. ............................................    United States      68,000         8,487,250
(a) Westell Technologies Inc. ...............................    United States      10,500           157,500
(a) Western Digital Corp. ...................................    United States      66,500           332,500
(a) Xircom Inc. .............................................    United States       2,400           114,000
                                                                                                ------------
                                                                                                 214,319,044
                                                                                                ------------
    Energy Minerals 2.1%
(a) Barrett Resources Corp. .................................    United States      90,400         2,751,550
(a) Basin Exploration Inc. ..................................    United States      41,800           747,175
    Cabot Oil & Gas Corp., A ................................    United States      16,500           349,594
(a) Chesapeake Energy Corp. .................................    United States     101,300           785,075
(a) Denbury Resources Inc. ..................................    United States      83,500           433,156
(a) Forest Oil Corp. ........................................    United States      46,400           739,500
(a) Louis Dreyfus Natural Gas Corp. .........................    United States      15,500           485,344
(a) Newfield Exploration Co. ................................    United States      80,900         3,165,213
(a) Pennaco Energy Inc. .....................................    United States      93,000         1,522,875
(a) Pure Resources Inc. .....................................    United States      52,057           930,519
    Range Resources Corp. ...................................    United States     173,400           541,875

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Energy Minerals (cont.)
(a) Santa Fe Snyder Corp. ...............................    United States      66,210      $   753,139
(a) Tom Brown Inc. ......................................    United States      80,300        1,851,919
                                                                                            -----------
                                                                                             15,056,934
                                                                                            -----------
    Finance 4.8%
(a) Affiliated Managers Group Inc. ......................    United States      46,800        2,129,400
    Allied Capital Corp. ................................    United States      89,000        1,513,000
(a) Arch Capital Group Ltd. .............................    United States      49,500          739,406
    Bank United Corp., A ................................    United States      53,200        1,871,975
(a) Catellus Development Corp. ..........................    United States      30,300          454,500
    City National Corp. .................................    United States      36,500        1,268,375
    Commerce Bancorp Inc. ...............................    United States      21,420          985,320
(a) DLJdirect ...........................................    United States      34,100          242,963
(a) eSPEED Inc., A ......................................    United States       8,400          364,875
    Federated Investors Inc., B .........................    United States     128,600        4,509,038
    Financial Security Assurance Holdings Ltd. ..........    United States      67,000        5,083,625
(a) Golden State Bancorp Inc. ...........................    United States     109,000        1,962,000
    Greater Bay Bancorp Inc. ............................    United States       1,700           79,475
    HCC Insurance Holdings Inc. .........................    United States      35,300          666,288
(a) Knight Trading Group Inc. ...........................    United States      26,200          781,088
(a) LaBranche & Co. Inc. ................................    United States       8,500          122,188
    Metris Cos. Inc. ....................................    United States       9,300          233,663
(a) Mortgage.com Inc. ...................................    United States       1,800            2,700
    Mutual Risk Management Ltd. .........................       Bermuda         49,700          860,431
(a) National Discount Brokers Group Inc. ................    United States       1,000           31,875
    Protective Life Corp. ...............................    United States      13,100          348,788
    Radian Group Inc. ...................................    United States      31,038        1,606,217
    Reinsurance Group of America Inc. ...................    United States      78,000        2,349,750
(a) Silicon Valley Bancshares ...........................    United States     138,400        5,899,300
    Tucker Anthony Sutro Corp. ..........................    United States      26,300          473,400
    Westamerica Bancorp. ................................    United States         200            5,225
                                                                                            -----------
                                                                                             34,584,865
                                                                                            -----------
(a) Health Services 1.1%
    American Dental Partners Inc. .......................    United States      20,300          142,100
    Beverly Enterprises Inc. ............................    United States     146,900          413,156
    Oxford Health Plans Inc. ............................    United States      96,500        2,297,906
    PAREXEL International Corp. .........................    United States      68,000          650,250
    Pharmaceutical Product Development Inc. .............    United States      91,700        1,925,700
    Renal Care Group Inc. ...............................    United States      97,350        2,380,512
    SciQuest.com Inc. ...................................    United States       7,400           84,638
                                                                                            -----------
                                                                                              7,894,262
                                                                                            -----------
(a) Health Technology 1.6%
    Alexion Pharmaceuticals Inc. ........................    United States      19,100        1,365,650
    Epoch Pharmaceuticals Inc. ..........................    United States      54,000          479,250
    Heska Corp. .........................................    United States      39,300           83,513
    ImClone Systems Inc. ................................    United States       6,100          466,269
    INAMED Corp. ........................................    United States      14,200          520,075
    Inhale Therapeutic Systems Inc. .....................    United States      47,600        4,829,913
    Intermune Pharmaceuticals Inc. ......................    United States       1,000           41,313
    Luminex Corp. .......................................    United States       2,800          116,550
    Packard BioScience Co. ..............................    United States      20,500          348,500
    Serologicals Corp. ..................................    United States     155,750          778,750
    St. Jude Medical Inc. ...............................    United States       5,000          229,375
    Summit Technology Inc. ..............................    United States       9,300          175,538

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                          COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
(a) Health Technology (cont.)
    SuperGen Inc. .................................    United States      20,000      $   725,000
    Texas Biotechnology Corp. .....................    United States       8,900          169,100
    Thoratec Laboratories Corp. ...................    United States       4,700           76,081
    Varian Medical Systems Inc. ...................    United States       4,000          156,500
    Ventana Medical Systems Inc. ..................    United States      22,700          533,450
    Visible Genetics Inc. .........................        Canada          8,400          379,050
    Wesley Jessen Visioncare Inc. .................    United States       5,300          199,081
                                                                                      -----------
                                                                                       11,672,958
                                                                                      -----------
(a) Industrial Services 3.1%
    Atwood Oceanics Inc. ..........................    United States       9,400          417,125
    Casella Waste Systems Inc., A .................    United States       4,500           48,375
    Catalytica Inc. ...............................    United States     123,733        1,361,063
    Core Laboratories NV ..........................     Netherlands       83,400        2,418,600
    Dycom Industries Inc. .........................    United States      24,150        1,110,900
    Grey Wolf Inc. ................................    United States     321,100        1,605,500
    Marine Drilling Cos. Inc. .....................    United States      81,000        2,268,000
    Pride International Inc. ......................    United States       8,900          220,275
    Rowan Cos. Inc. ...............................    United States      56,500        1,716,188
    Superior Energy Services Inc. .................    United States     125,000        1,296,875
    Trico Marine Services Inc. ....................    United States     115,700        1,475,175
    US Liquids Inc. ...............................    United States      52,200          287,100
    Varco International Inc. ......................    United States     325,645        7,571,246
                                                                                      -----------
                                                                                       21,796,422
                                                                                      -----------
    Non-Energy Minerals
    Reliance Steel & Aluminum Co. .................    United States      13,500          258,188
                                                                                      -----------
    Process Industries .5%
(a) Cabot Microelectronics Corp. ..................    United States       1,700           77,775
    ChemFirst Inc. ................................    United States      85,100        2,053,038
(a) CUNO Inc. .....................................    United States      36,600          846,375
(a) Packaging Corp. of America ....................    United States      41,700          422,213
(a) Symyx Technologies Inc. .......................    United States       4,200          178,959
                                                                                      -----------
                                                                                        3,578,360
                                                                                      -----------
    Producer Manufacturing 1.2%
(a) American Power Conversion Corp. ...............    United States      45,600        1,861,050
(a) Gentex Corp. ..................................    United States     148,100        3,721,013
    Gibraltar Steel Corp. .........................    United States      52,800          739,200
    Roper Industries Inc. .........................    United States      62,000        1,588,750
(a) Tower Automotive Inc. .........................    United States      30,000          375,000
                                                                                      -----------
                                                                                        8,285,013
                                                                                      -----------
    Real Estate 2.6%
    Alexandria Real Estate Equities Inc. ..........    United States      18,600          638,213
    Arden Realty Inc. .............................    United States      82,100        1,929,350
    Brandywine Realty Trust .......................    United States      16,100          307,913
    Camden Property Trust .........................    United States      70,600        2,073,875
    CBL & Associates Properties Inc. ..............    United States      13,300          331,669
    Colonial Properties Trust .....................    United States      15,400          421,575
    Developers Diversified Realty Corp. ...........    United States      57,600          860,400
    FelCor Lodging Trust Inc. .....................    United States      50,800          939,800
    General Growth Properties Inc. ................    United States      67,600        2,146,300
    Glenborough Realty Trust Inc. .................    United States      54,500          950,344
    Health Care Property Investors Inc. ...........    United States      44,500        1,212,625
    Healthcare Realty Trust Inc. ..................    United States      10,400          177,450
    Innkeepers USA Trust ..........................    United States      98,900          902,463

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                            COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Real Estate (cont.)
    Liberty Property Trust ..........................    United States       2,700      $    70,031
    MeriStar Hospitality Corp. ......................    United States     138,000        2,898,000
    Reckson Associates Realty Corp. .................    United States      46,200        1,097,250
    SL Green Realty Corp. ...........................    United States      42,700        1,142,225
    Urban Shopping Centers Inc. .....................    United States       7,100          239,181
                                                                                        -----------
                                                                                         18,338,664
                                                                                        -----------
    Retail Trade 1.5%
(a) 1-800-FLOWERS.COM Inc. ..........................    United States      62,600          320,825
(a) BJ's Wholesale Club Inc. ........................    United States      44,600        1,471,800
    Dollar General Corp. ............................    United States     310,000        6,045,000
(a) Drugstore.com Inc. ..............................    United States       7,000           52,719
    Family Dollar Stores Inc. .......................    United States     141,100        2,760,269
(a) HomeGrocer.Com. .................................    United States      27,300          164,653
(a) The Men's Wearhouse Inc. ........................    United States       8,000          178,500
                                                                                        -----------
                                                                                         10,993,766
                                                                                        -----------
(a) Technology Services 23.6%
    724 Solutions Inc. ..............................        Canada          7,100          311,513
    About.com Inc. ..................................    United States      12,600          396,900
    Accrue Software Inc. ............................    United States      22,300          791,650
    Active Software Inc. ............................    United States       6,600          512,738
    Actuate Corp. ...................................    United States       7,000          373,625
    Affiliated Computer Services Inc., A ............    United States     167,900        5,551,194
    Allaire Corp. ...................................    United States      13,800          507,150
    AppNet Inc. .....................................    United States      32,200        1,159,200
    Art Technology Group Inc. .......................    United States      23,100        2,331,656
    Aspect Communications Corp. .....................    United States      62,600        2,460,963
    Aspen Technology Inc. ...........................    United States      27,000        1,039,500
    BEA Systems Inc. ................................    United States      11,600          573,475
    BindView Development Corp. ......................    United States      50,000          600,000
    Brightpoint Inc. ................................    United States      11,500           99,547
    Brio Technology Inc. ............................    United States      36,600          775,463
    BroadVision Inc. ................................    United States     231,000       11,737,688
    Check Point Software Technologies Ltd. ..........        Israel         23,400        4,954,950
    Citrix Systems Inc. .............................    United States      78,400        1,484,700
    Clarus Corp. ....................................    United States      23,800          925,225
    Complete Business Solutions Inc. ................    United States     119,600        2,100,475
    Concord Communications Inc. .....................    United States      31,000        1,236,125
    Critical Path Inc. ..............................    United States      11,500          670,594
    CyberSource Corp. ...............................    United States      51,200          707,200
    Cysive Inc. .....................................    United States      29,000          692,375
    Deltek Systems Inc. .............................    United States       6,700           39,572
    Digital Island Inc. .............................    United States       1,000           48,625
    Documentum Inc. .................................    United States      29,300        2,618,688
    eFunds Corp. ....................................    United States      27,100          315,038
    Embarcadero Technologies Inc. ...................    United States       2,000           58,750
    Entrust Technologies Inc. .......................    United States      62,200        5,147,050
    Exodus Communications Inc. ......................    United States       4,000          184,250
    FirstWorld Communications Inc., B ...............    United States       1,200           12,600
    H.T.E. Inc. .....................................    United States      38,500           50,531
    High Speed Access Corp. .........................    United States      10,200           66,938
    HNC Software Inc. ...............................    United States      99,000        6,113,250
    i2 Technologies Inc. ............................    United States     166,600       17,370,653
    Inet Technologies Inc. ..........................    United States       2,800          151,900
    Inforte Corp. ...................................    United States      81,000        2,916,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                          COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
(a) Technology Services (cont.)
    Internap Network Services Corp. ...............    United States       5,800      $    240,791
    Intertrust Technologies Corp. .................    United States       6,700           137,769
    Interwoven Inc ................................    United States       1,800           197,972
    Intuit Inc. ...................................    United States      67,800         2,805,225
    ISS Group Inc. ................................    United States       8,400           829,369
    ITXC Corp. ....................................    United States       9,500           336,359
    Keane Inc. ....................................    United States      31,600           683,350
    Keynote Systems Inc. ..........................    United States       5,600           395,150
    Liberate Technologies Inc. ....................    United States      41,200         1,207,675
    Lightspan Inc. ................................    United States      21,400           117,700
    Liquid Audio Inc. .............................    United States      47,700           451,659
    Luminant Worldwide Corp. ......................    United States       9,200            82,225
    MarchFirst Inc. ...............................    United States      62,100         1,133,325
    McAfee.com Corp. ..............................    United States       2,900            75,581
    Mercury Interactive Corp. .....................    United States      13,100         1,267,425
    Micromuse Inc. ................................    United States      87,680        14,509,670
    N2H2 Inc. .....................................    United States      28,100           140,500
    National Information Consortium Inc. ..........    United States      15,700           178,588
    National Instruments Corp. ....................    United States         150             6,544
    Navisite Inc. .................................    United States       9,800           409,763
    NBC Internet Inc., A ..........................    United States      20,000           250,000
    Netegrity Inc. ................................    United States      15,000         1,129,688
    Netiq Corp. ...................................    United States      20,749         1,237,158
    NetSolve Inc. .................................    United States      40,600         1,055,600
    Predictive Systems Inc. .......................    United States      53,000         1,904,687
    Proxicom Inc. .................................    United States      34,200         1,637,324
    PSINet Inc. ...................................    United States     121,560         3,054,194
    Quest Software Inc. ...........................    United States         200            11,074
    Rare Medium Group Inc. ........................    United States      36,300           573,993
    Rational Software Corp. .......................    United States       9,000           836,437
    Sapient Corp. .................................    United States      56,800         6,074,050
    Selectica Inc. ................................    United States         200            14,012
    Serena Software Inc. ..........................    United States      34,050         1,546,082
    Software.com Inc. .............................    United States       2,500           324,687
    Sonic Foundry Inc. ............................    United States       3,000            60,000
    SonicWALL Inc. ................................    United States       1,500           132,093
    StarMedia Network Inc. ........................    United States      24,800           468,100
    Tanning Technology Corp. ......................    United States     209,500         4,032,874
    TenFold Corp. .................................    United States       3,500            57,530
    Tumbleweed Communications Corp. ...............    United States      25,900         1,317,662
    U.S. Interactive Inc. .........................    United States      19,900           257,455
    Verio Inc. ....................................    United States      97,600         5,415,274
    VERITAS Software Corp. ........................    United States     143,550        16,223,392
    Verity Inc. ...................................    United States      91,400         3,473,200
    Versata Inc. ..................................    United States       1,200            48,374
    Viant Corp. ...................................    United States       9,200           272,550
    Vicinity Corp. ................................    United States      19,800           388,574
    Vignette Corp. ................................    United States      91,800         4,775,033
    Vitria Technology Inc. ........................    United States      11,200           684,600
    Wind River Systems Inc. .......................    United States     215,092         8,146,610
    Xpedior Inc. ..................................    United States      48,100           664,380
                                                                                      ------------
                                                                                       168,361,078
                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                   COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
(a) Telecommunications 6.1%
    Alaska Communications Systems Holdings Inc. ..............................  United States        86,900    $    901,587
    AT&T Canada Inc., B ......................................................      Canada           15,000         497,812
    Choice One Communications Inc. ...........................................  United States         3,300         134,680
    Clearnet Communications Inc., A ..........................................      Canada           39,000       1,082,858
    DSL.net Inc. .............................................................  United States        32,200         332,062
    Efficient Networks Inc. ..................................................  United States         9,000         662,062
    ICG Communications Inc. ..................................................  United States       131,000       2,890,187
    Intermedia Communications Inc. ...........................................  United States        49,500       1,472,624
    ITC Deltacom Inc. ........................................................  United States        19,400         432,862
    MGC Communications Inc. ..................................................  United States        24,600       1,474,462
    Millicom International Cellular SA .......................................    Luxembourg         42,400       1,484,000
    Pinnacle Holdings Inc. ...................................................  United States        95,300       5,146,200
    Primus Telecommunications Group Inc. .....................................  United States       139,600       3,472,550
    Rural Cellular Corp., A ..................................................  United States        88,900       6,806,405
    Time Warner Telecom Inc., A ..............................................  United States        11,600         746,750
    Triton PCS Holdings Inc., A ..............................................  United States         1,700          98,174
    VoiceStream Wireless Corp. ...............................................  United States        89,100      10,362,051
    WebLink Wireless Inc., A .................................................  United States        50,000         662,500
    Western Wireless Corp., A ................................................  United States        86,100       4,692,450
                                                                                                               ------------
                                                                                                                 43,352,276
                                                                                                               ------------
    Transportation 2.2%
(a) Alaska Air Group Inc. ....................................................  United States        18,200         493,674
(a) Atlantic Coast Airlines Holdings Inc. ....................................  United States       124,000       3,937,000
    C.H. Robinson Worldwide Inc. .............................................  United States        98,400       4,870,800
    Expeditors International of Washington Inc. ..............................  United States       136,300       6,474,250
                                                                                                               ------------
                                                                                                                 15,775,724
                                                                                                               ------------
    Total Common Stocks (Cost $320,151,623)...................................                                  600,295,708
                                                                                                               ------------
    Convertible Preferred Stocks .1%
    Bank United Corp., 8.00%, cvt. pfd. (Cost $1,000,000).....................  United States        20,000         930,000
                                                                                                               ------------
    Total Long Term Investments (Cost $321,151,623)...........................                                  601,225,708
                                                                                                               ------------
    Short Term Investments 16.6%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio
    (Cost $118,615,801).......................................................  United States   118,615,801     118,615,801
                                                                                                               ------------
    Total Investments (Cost $439,767,424) 100.8%..............................                                  719,841,509
    Other Assets, less Liabilities (.8%) .....................................                                   (5,930,823)
                                                                                                               ------------
    Net Assets 100.0% ........................................................                                 $713,910,686
                                                                                                               ============

(a)Non-income producing
(b)See Note 3 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $439,767,424
                                                           ============
  Value ...............................................     719,841,509
 Receivables:
  Investment securities sold ..........................         283,293
  Capital shares sold .................................         734,815
  Dividends ...........................................         195,120
                                                           ------------
   Total assets .......................................     721,054,737
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................       5,955,208
  Capital shares redeemed .............................         610,858
  Affiliates ..........................................         519,386
 Other liabilities ....................................          58,599
                                                           ------------
   Total liabilities ..................................       7,144,051
                                                           ------------
    Net assets, at value ..............................    $713,910,686
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    479,833
 Net unrealized appreciation ..........................     280,074,085
 Accumulated net realized loss ........................      (5,596,021)
 Capital shares .......................................     438,952,789
                                                           ------------
    Net assets, at value ..............................    $713,910,686
                                                           ============
Class 1:
 Net assets, at value .................................    $510,752,400
                                                           ============
 Shares outstanding ...................................      19,256,477
                                                           ============
 Net asset value and offering price per share .........    $      26.52
                                                           ============
Class 2:
 Net assets, at value .................................    $203,158,286
                                                           ============
 Shares outstanding ...................................       7,690,910
                                                           ============
 Net asset value and offering price per share .........    $      26.42
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Dividends ...................................................    $  2,054,683
 Interest ....................................................         722,683
                                                                  ------------
  Total investment income ....................................       2,777,366
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................       1,849,324
 Administration fees (Note 3) ................................         271,734
 Distribution fees - Class 2 (Note 3) ........................          82,528
 Custodian fees ..............................................           2,066
 Reports to shareholders .....................................          12,262
 Professional fees (Note 3) ..................................          14,589
 Trustees' fees and expenses .................................           1,907
 Other .......................................................          63,020
                                                                  ------------
  Total expenses .............................................       2,297,430
                                                                  ------------
   Net investment income .....................................         479,936
                                                                  ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ................................................      (5,416,616)
  Foreign currency transactions ..............................          (3,813)
                                                                  ------------
   Net realized loss .........................................      (5,420,429)
 Net unrealized appreciation on investments ..................      46,549,010
                                                                  ------------
Net realized and unrealized gain .............................      41,128,581
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 41,608,517
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                  Six Months Ended        Year Ended
                                                                                    June 30, 2000      December 31, 1999
                                                                                 ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...............................................     $     479,936        $    (161,672)
  Net realized gain (loss) from investments and foreign currency transactions         (5,420,429)          36,534,411
  Net unrealized appreciation on investments .................................        46,549,010          205,811,890
                                                                                   ----------------------------------
   Net increase in net assets resulting from operations ......................        41,608,517          242,184,629
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...................................................................                --           (1,492,353)
   Class 2 ...................................................................                --                 (619)
  Net realized gains:
   Class 1 ...................................................................       (34,605,736)            (208,580)
   Class 2 ...................................................................        (1,438,764)                 (53)
                                                                                   ----------------------------------
 Total distributions to shareholders .........................................       (36,044,500)          (1,701,605)
 Capital share transactions: (Note 2)
   Class 1 ...................................................................        26,862,962          (66,396,634)
   Class 2 ...................................................................       187,264,845            4,672,614
                                                                                   ----------------------------------
 Total capital share transactions ............................................       214,127,807          (61,724,020)
   Net increase in net assets ................................................       219,691,824          178,759,004
Net assets:
 Beginning of period .........................................................       494,218,862          315,459,858
                                                                                   ----------------------------------
 End of period ...............................................................     $ 713,910,686        $ 494,218,862
                                                                                   ==================================
Undistributed net investment income (accumulated net operating loss)
 included in net assets:
 End of period ...............................................................     $     479,833        $        (103)
                                                                                   ==================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Small Cap Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 68% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Six Months Ended                      Year Ended
                                                               June 30, 2000                   December 31, 1999(a)
                                                     --------------------------------------------------------------------
                                                          Shares           Amount           Shares            Amount
Class 1 Shares:                                      --------------------------------------------------------------------
Shares sold ........................................     3,597,900    $  100,098,343        5,623,402    $   95,075,835
Shares issued on merger (Note 6) ...................       162,686         4,046,010               --                --
Shares issued in reinvestment of distributions .....     1,438,908        34,605,736          106,977         1,700,933
Shares redeemed ....................................    (4,108,032)     (111,887,127)     (10,564,693)     (163,173,402)
                                                        ---------------------------------------------------------------
Net increase (decrease) ............................     1,091,462    $   26,862,962       (4,834,314)   $  (66,396,634)
                                                        ===============================================================
Class 2 Shares:
Shares sold ........................................     4,746,737    $  124,321,476          237,253    $    4,844,539
Shares issued on merger (Note 6) ...................     5,283,033       130,913,570               --                --
Shares issued in reinvestment of distributions .....        60,049         1,438,764               42               673
Shares redeemed ....................................    (2,628,621)      (69,408,965)          (7,583)         (172,598)
                                                        ---------------------------------------------------------------
Net increase .......................................     7,461,198    $  187,264,845          229,712    $    4,672,614
                                                        ===============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                            Affiliation
       ----------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                                Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Fund earned dividend income of $1,148,631 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       ------------------------------------------------------------------------
                .55%         First $500 million
                .45%         Over $500 million, up to and including $1 billion
                .40%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Effective May 1, 2000, the Fund's annualized fee rate was reduced from .75%, .625%, and .50% to .55%, .45%, and .40%, respectively.

Effective May 1, 2000, the Fund pays an administrative fee to FT Services of .25% per year of the average daily net assets of the Fund.

Management fees were reduced on assets invested in Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,101 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $103. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, and merger related expenses.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN SMALL CAP FUND

4. INCOME TAXES (cont.)
At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $439,832,899 was as follows:

     Unrealized appreciation .............  $ 325,651,502
     Unrealized depreciation .............    (45,642,892)
                                            -------------
     Net unrealized appreciation .........  $ 280,008,610
                                            =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $65,534,902 and $43,719,164, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Small Cap Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Franklin Small Cap Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Small Cap Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 162,686 Class 1 shares and 5,283,033 Class 2 shares of the FTVIPT - Franklin Small Cap Fund (valued at $24.87 per share and $24.78 per share, respectively) for the net assets of the TVP - Franklin Small Cap Investments Fund which aggregated $134,959,580, including $11,452,838 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Franklin Small Cap Fund immediately after the merger were $640,938,780.

                                          MUTUAL DISCOVERY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities. Investments include securities of small capitalization companies, undervalued stocks, restructuring companies and distressed companies.
--------------------------------------------------------------------------------
During the six months under review, global markets were generally volatile, experiencing dramatic gyrations in individual securities and a roller coaster ride in the popular averages. The U.S. Nasdaq Composite Index, which has apparently become a global obsession, was whipsawed by wild bouts of gains and losses throughout the reporting period. After reaching a record high on March
10 with an approximate 24% year-to-date return, the Nasdaq(R) declined 37% from that peak before recovering somewhat in late May and June. On June 30, it was 2.54% lower than it had been at the start of the reporting period.(1) The apparent catalysts for this volatility were interest rate hikes by the Federal Reserve Board (the Fed), earnings disappointments from several major telecommunications companies, the introduction of legislative proposals adverse to the interests of drug companies and shakeouts within various
Internet-related companies. Overlaying these factors were signs of accelerating inflation as labor markets tightened, energy prices soared, and companies appeared to demonstrate an ability to raise prices. The Fund's benchmarks, the Standard & Poor's 500(R) (S&P 500(R)) Composite Index and the Russell 2000(R) Index, returned -0.42% and 3.04% during the six-month period, respectively.(2) The Fund's strong performance relative to its benchmarks was due largely to our disciplined value approach to investing, which combines undervalued stocks, bankruptcies and deal arbitrage.

(1) Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

(2) Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as a standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest companies incorporated in the U.S. and its territories.

This horizontal bar chart shows the geographic distribution as a percentage of total net assets on 6/30/00 for Mutual Discovery Securities Fund.

United States             29.0%
France                    13.6%
United Kingdom             9.9%
Sweden                     7.5%
Canada                     3.6%
Switzerland                2.8%
Japan                      1.6%
Irish Republic             1.3%
Spain                      1.3%
Netherlands                1.1%
Other Countries            2.5%
Fixed-Income Securities    4.9%
Government Agencies
& Other Net Assets        20.9%

   Top 10 Holdings
   Mutual Discovery Securities Fund
   6/30/00

   Company                  % of Total
   Sector, Country          Net Assets
   -----------------------------------
   Lagardere SCA              3.6%
   Multi-Industry, France

   Investor AB                2.7%
   Multi-Industry, Sweden

   Railtrack Group PLC        2.4%
   Transportation,
   United Kingdom

   Aventis SA                 2.3%
   Health & Personal Care,
   France

   Suez Lyonnaise Des
   Eaux SA                    2.3%
   Business & Public
   Services, France

   Williams PLC               2.2%
   Electronic Components &
   Instruments,
   United Kingdom

   Modern Times Group AB      1.7%
   Broadcasting &
   Publishing, Sweden

   Thermo Electron Corp.      1.4%
   Multi-Industry,
   United States

   Invik & Co. AB             1.3%
   Multi-Industry, Sweden

   Delphi Automotive
   Systems Corp.              1.3%
   Automobiles,
   United States

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the six months under review, the Fund was invested primarily in Europe and the United States. Investors in both regions seemed to be mesmerized by a narrow segment of securities in the telecom, media and technology sectors, particularly those involved with the Internet. Attempting to take advantage of this mania, we sold shares of several companies we had purchased earlier as undervalued asset plays within these sectors. Once again, we found that buying what we believe to be out-of-favor shares of high-quality companies usually proves to be profitable. On June 30, the Fund's portfolio contained several special situations issues that, in our opinion, could provide excellent long-term returns for our shareholders. Included in this category are:

o Washington Post, a diversified media company trading at a significant discount to what we believe to be its intrinsic value. Management has a major personal investment, an excellent long-term record, high integrity and a commitment to developing "new media" platforms. Believing that Washington Post had first-class assets available at a very cheap price, we purchased its stock when its price was substantially below a recent tender offer to repurchase shares.

o Cheung Kong Holdings, a Hong Kong company with operations in real estate, cellular telecommunications and other businesses was removed from a major index during the reporting period, prompting indiscriminant investor selling. In our opinion, the company is well positioned to capitalize on the growth of global trade and cellular phone use. We think Cheung Kong offers compelling value due to management's ability to create value over time and the large discount to asset value of the shares.

o Irish Life & Permanent is the largest provider of insurance, pensions and mortgages in Ireland. Although this market was expanding rapidly, Irish Life's stock was trading at a discount to the company's takeover value in the first half of 2000. Because it has excess capital and new management has been restructuring the business to improve profitability, we believe there are many ways to win with Irish Life.

Although we believe the wave of recent speculative activity has diminished, many securities remain adored for their promise in spite of price. For them, momentum is the mantra. Conversely, we continue to find other securities which investors seem to ignore despite low valuations and favorable prospects. The current market environment has become increasingly two-tiered as a select group of companies achieve over-the-top success while the majority of publicly traded equities languish. This environment should provide Mutual Discovery Securities Fund with ample opportunities in the remainder of 2000.

Deal activity is accelerating as corporate buyers step in to purchase 100% of attractively priced companies. The discrepancy between depressed public markets and higher private market valuations has helped prompt several companies to put themselves up for sale. For example, Bush Boake Allen, a portfolio holding in the flavoring and fragrance business, recently hired CS First Boston to explore sale or merger.

We expect to continue to think of ourselves as owners of the companies whose shares the Fund purchases, examining our investments and, when appropriate, making suggestions to management on how to unlock value. For example, one long-time investment of ours, MediaOne, recently merged with AT&T. We originally purchased the predecessor company, U.S. West, and were instrumental in prodding for the eventual spin-off of the media assets which became MediaOne.

Looking forward, we are optimistic about the prospects for Mutual Discovery Securities Fund. As the Fed has raised interest rates, the economy has shown signs that it may be starting to slow down, more companies are defaulting on their financial obligations, and the supply of distressed bonds and bank debt has increased. In the near future, this could be a fertile area for the Fund to mine for discrepancies between price and value. Bankruptcy, when correctly analyzed, can be a competitive advantage. Historically, this has been an excellent area to explore for good risk/reward opportunities.

With our strong fundamental analytical work, we are prepared to identify what we believe to be compelling undervalued situations in distressed bonds and bank debt, as well as in undervalued equities, and are confident we are well positioned to capitalize on future possibilities for the benefit of the Fund's shareholders.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

   Top 10 Sectors
   Mutual Discovery Securities Fund
   Based on Equity Securities
   6/30/00

                                   % of Total
   Sector                          Net Assets
   ------------------------------------------
   Multi-Industry                    17.0%

   Broadcasting & Publishing          7.0%

   Telecommunications                 4.6%

   Business & Public Services         4.4%

   Food & Household
   Products                           3.6%

   Transportation                     3.6%

   Beverages & Tobacco                3.4%

   Financial Services                 3.2%

   Health & Personal Care             3.0%

   Machinery & Engineering            2.7%

Mutual Discovery
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Mutual Discovery Securities Fund - Class 2 delivered a +6.46% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Discovery Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                  Since      Since Class 2
                                                                Inception      Inception
                                    1-Year         3-Year       (11/8/96)       (1/6/99)
 ------------------------------------------------------------------------------------------
 Average Annual Total Return       +17.54%        +10.36%        +12.23%         +17.87%
 Cumulative Total Return           +17.54%        +34.41%        +52.22%         +27.53%
 Value of $10,000 Investment       $11,754        $13,441        $15,222         $12,753

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

                              TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund (formerly Templeton Developing Markets Fund) seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.
--------------------------------------------------------------------------------
During the reporting period, emerging market economies generally performed well. In Asia, China was granted permanent trade status by the U.S. Congress, putting it one step closer to entering the World Trade Organization. The economies of South Korea and Thailand continued to recover and the International Monetary Fund, commending Indonesia for its efforts in bringing about economic reforms, resumed loan disbursements to the country. Elsewhere in the region, Hong Kong's unemployment rate fell as its economy expanded by an annualized rate of 14.3% in the first quarter of 2000. However, trade figures indicated that imports were rising more rapidly than exports, which could lead to a widening trade deficit.

Most Latin American economies performed relatively well. Investor confidence in Mexico appeared to increase due to slower inflation and lower interest rates. Moreover, Moody's(R), an independent credit rating agency, assigned Mexico a coveted investment-grade rating, potentially lowering the country's financing costs as well as making it eligible for investment by a broad group of U.S. institutional investors normally unable to invest in emerging markets. Investor confidence in Argentina also seemed to rise partly due to support from the International Monetary Fund's higher than expected US$7.4 billion standby facility arrangement. In addition, the country's Lower House approved a labor reform bill, which could lead to increased productivity and employment. And in Brazil, economic figures released during the period indicated a narrowing trade deficit, falling unemployment and strong gross domestic product (GDP) growth -- all signs of a steady recovery.

During the six months under review, South Africa's economy was marked by falling interest rates and rising commodity prices. Its government announced plans to accelerate the privatization of state-owned companies and to raise US$6 billion by 2004, primarily through foreign direct investment.

In Eastern Europe, Russia's first-quarter GDP jumped an annualized 8.4%, while investment growth, GDP growth and slowing inflation continued to demonstrate the strength of Hungary's economy.

This chart in pie format shows the geographic distribution of Templeton Developing Markets Securities Fund as a percentage of total net assets on 6/30/00.

Asia                                   42.0%
Latin America                          26.6%
Mid-East/Africa                        13.6%
Europe                                 12.2%
Short-Term Investments
& Other Net Assets                      5.6%

   Top 10 Countries
   Templeton Developing Markets
   Securities Fund
   6/30/00

                    % of Total
   Country          Net Assets
   ---------------------------
   Brazil              11.7%

   South Africa        11.5%

   South Korea         11.3%

   Mexico               9.6%

   Thailand             6.6%

   Singapore            5.4%

   Hong Kong            4.7%

   Turkey               4.6%

   Indonesia            4.2%

   Poland               4.0%

Despite the improving economic environment and after recovering strongly in 1999, equity markets in most emerging-market countries fell during the first half of 2000. Rising interest rates, a significant correction in technology stocks and other equities, and an apparent lack of confidence in developing countries' equity markets contributed to their negative performances. For the period, the MSCI Emerging Markets Free Index, one of the Fund's benchmarks, was down 9.0%.(1)

Throughout the period, we selectively sold holdings and increased the Fund's cash position from 3.5% of total net assets on January 1, 2000, to 5.5% at the period's end. However, taking advantage of declining equity prices and the bargains we believed they represented, we did add several European positions to the Fund's portfolio. In our opinion, aspirations for membership in the European Union will probably push most Eastern European economies to strive for better results, which could lead to further reforms and restructuring. This, in turn, should lead to positive gains for Eastern Europe and its neighbors. On June 30, our holdings in Brazil comprised the Fund's largest weighting at 11.7% of total net assets, followed by South Africa (11.5%), South Korea (11.3%), Mexico (9.6%) and Thailand (6.6%).

Looking forward, we will continue with our bottom-up investment style, choosing stocks that are selling at prices below our estimate of their true value. Although we cannot predict what any particular stock will do in the short term, we believe that over the long term most emerging-market economies should continue to grow and that, despite volatility, improved corporate governance and better economic efficiencies should benefit prices of emerging-market stocks for years to come.

(1) Source: Morgan Stanley Capital International. MSCI Emerging Markets Free Index is a market capitalization-weighted equity index comprising 26 of the 48 countries in the MSCI universe. "Free" denotes investment opportunities in the developing world available to foreign investors.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

   Top 10 Holdings
   Templeton Developing Markets
   Securities Fund
   6/30/00

   Company                           % of Total
   Sector, Country                   Net Assets
   --------------------------------------------
   Cemex SA                              3.7%
   Building Materials and
   Components, Mexico

   Grupo Financiero                      3.0%
   Banamex Accival SA
   de CV
   Banking, Mexico

   Centrais Eletricas                    3.0%
   Brasileiras SA (Eletrobras)
   Utilities Electrical and
   Gas, Brazil

   Samsung Electronics Co.               2.7%
   Ltd.
   Electrical and Electronics,
   South Korea

   Korea Electric Power Corp.            2.4%
   Utilities Electrical & Gas,
   South Korea

   Cheung Kong Holdings                  1.9%
   Ltd.
   Multi-Industry, Hong
   Kong

   Telefonos de Mexico SA                1.8%
   (Telmex)
   Telecommunications,
   Mexico

   Akbank                                1.8%
   Banking, Turkey

   Tele Norte Leste                      1.6%
   Participacoes SA
   Telecommunications,
   Brazil

   Banco Bradesco SA                     1.6%
   Banking, Brazil

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Templeton Developing
Markets Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Developing Markets Securities Fund - Class 2 delivered a -17.07% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Developing Markets Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                 Since      Since Class 2
                                                               Inception      Inception
                                    1-Year         3-Year       (3/4/96)       (5/1/97)
 -----------------------------------------------------------------------------------------
 Average Annual Total Return       -10.97%        -12.47%        -8.88%        -11.70%
 Cumulative Total Return           -10.97%        -32.95%       -33.11%        -32.54%
 Value of $10,000 Investment        $8,903         $6,705        $6,689         $6,746

* Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights

                                                                                      Class 1
                                                    ----------------------------------------------------------------------------
                                                     Six Months Ended                      Year Ended December 31,
                                                       June 30, 2000   ---------------------------------------------------------
                                                        (unaudited)        1999              1998          1997         1996(c)
                                                    ----------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $7.77           $5.13            $6.63         $9.43       $10.00
                                                         --------------------------------------------------------------------
Income from investment operations:
 Net investment income(d) .............................       .05             .05              .07           .09          .05
 Net realized and unrealized gains (losses) ...........     (1.36)           2.67            (1.42)        (2.82)        (.62)
                                                         --------------------------------------------------------------------
Total from investment operations ......................     (1.31)           2.72            (1.35)        (2.73)        (.57)
                                                         --------------------------------------------------------------------
Less distributions from:
 Net investment income ................................      (.07)           (.08)            (.09)         (.04)          --
 Net realized gains ...................................        --              --             (.06)         (.03)          --
                                                         --------------------------------------------------------------------
Total distributions ...................................      (.07)           (.08)            (.15)         (.07)          --
                                                         --------------------------------------------------------------------
Net asset value, end of period ........................     $6.39           $7.77            $5.13         $6.63        $9.43
                                                         ====================================================================
Total return(b) .......................................   (16.94%)         53.84%          (20.94%)      (29.22%)      (5.70%)

Ratios/supplemental data
Net assets, end of period (000's) .....................  $396,373        $297,605         $180,684      $163,459      $72,245
Ratios to average net assets:
 Expenses .............................................     1.52%(a)        1.50%            1.66%         1.58%        1.70%(a)
 Expenses, excluding waiver and payments by affiliate..     1.52%(a)        1.50%            1.66%         1.58%        1.78%(a)
 Net investment income ................................     1.36%(a)         .82%            1.67%         1.63%        1.52%(a)
Portfolio turnover rate ...............................    71.01%          60.27%           23.22%        23.82%        9.95%


(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period March 4, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights (continued)

                                                                                    Class 2
                                                        ----------------------------------------------------------------
                                                         Six Months Ended              Year Ended December 31,
                                                           June 30, 2000     -------------------------------------------
                                                            (unaudited)          1999           1998           1997(c)
                                                        ----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................           $7.74            $5.12          $6.62           $9.85
                                                             --------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................             .04              .03            .07             .04
 Net realized and unrealized gains (losses) .........           (1.36)            2.66          (1.42)          (3.27)
                                                             --------------------------------------------------------
Total from investment operations ....................           (1.32)            2.69          (1.35)          (3.23)
                                                             --------------------------------------------------------
Less distributions from:
 Net investment income ..............................            (.05)            (.07)          (.09)             --
 Net realized gains .................................              --               --           (.06)             --
                                                             --------------------------------------------------------
Total distributions .................................            (.05)            (.07)          (.15)             --
                                                             --------------------------------------------------------
Net asset value, end of period ......................           $6.37            $7.74          $5.12           $6.62
                                                             ========================================================
Total return(b) .....................................         (17.07%)          53.27%        (21.03%)        (32.79%)

Ratios/supplemental data
Net assets, end of period (000's) ...................         $63,163          $49,654        $17,287          $9,569
Ratios to average net assets:
 Expenses ...........................................           1.77%(a)         1.75%          1.91%           1.77%(a)
 Net investment income ..............................           1.07%(a)          .52%          1.44%           1.48%(a)
Portfolio turnover rate .............................          71.01%           60.27%         23.22%          23.82%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                                                   SHARES/
                                                                           INDUSTRY                WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------------
    Long Term Securities 94.5%
    Argentina 3.2%
    Banco Frances SA .......................................                Banking                     34,370    $   252,670
(a) Capex SA, A ............................................       Utilities Electrical & Gas           58,860        353,231
(a) Molinos Rio de la Plata SA, B ..........................       Food & Household Products           908,459      1,726,417
    PC Holdings SA, B ......................................             Energy Sources              1,909,452      3,494,996
    Quilmes Industrial SA, ADR, pfd. .......................          Beverages & Tobacco              210,350      2,340,144
    Telecom Argentina Stet-France Telecom SA, ADR ..........           Telecommunications              217,560      5,982,900
    Transportadora de Gas del Sur SA, B, ADR ...............       Utilities Electrical & Gas           78,690        708,210
                                                                                                                  -----------
                                                                                                                   14,858,568
                                                                                                                  -----------
    Austria 2.2%
    Austria Tabak AG .......................................          Beverages & Tobacco                6,400        238,027
    Bank Austria AG ........................................                Banking                    127,580      6,239,342
    Bbag Oesterreichische Brau-Beteiligungs AG .............          Beverages & Tobacco                2,130         96,961
    Mayr-Melnhof Karton AG .................................        Forest Products & Paper             14,284        678,437
    OMV AG .................................................             Energy Sources                 30,805      2,687,066
                                                                                                                  -----------
                                                                                                                    9,939,833
                                                                                                                  -----------
    Brazil 11.7%
    Banco Bradesco SA, pfd. ................................                Banking                835,642,112      7,272,493
    Brasil Telecom Participacoes SA, pfd. ..................           Telecommunications          130,553,000      1,888,821
    Centrais Eletricas Brasileiras SA (Electrobras) ........       Utilities Electrical & Gas       22,895,000        469,576
    Centrais Eletricas Brasileiras SA (Electrobras) B, pfd.        Utilities Electrical & Gas      593,008,000     13,115,864
    CIA Cervejaria Brahma, pfd. ............................          Beverages & Tobacco              433,000        367,234
    Cia Energetica de Minas Gerais, pfd. ...................       Utilities Electrical & Gas      115,734,000      2,020,854
    Cia Vale do Rio Doce, A, pfd. ..........................            Metals & Mining                148,470      4,189,093
    Companhia Paranaense de Energia-Copel, B, pfd. .........       Utilities Electrical & Gas      237,975,000      2,242,557
(a) Companhia Riograndense de Telecom, A, pfd. .............           Telecommunications            4,264,000      1,441,818
    Copene-Petroquimica do Nordeste SA, A, pfd. ............               Chemicals                 2,956,700      1,101,469
    Duratex SA, pfd. .......................................        Forest Products & Paper         52,441,800      1,671,510
    Eletropaulo Metropolitana SA, pfd. .....................       Utilities Electrical & Gas       13,263,000        933,703
    Empresa Brasileira de Aeronautica SA ...................       Aerospace & Military Tech           350,200      2,133,425
    Investimentos Itau SA (Itausa), pfd. ...................             Multi-Industry              4,260,836      4,133,294
    Tele Celular Sul Participacoes SA, pfd. ................           Telecommunications           25,177,000        121,419
    Tele Norte Leste Participacoes SA, pfd. ................           Telecommunications          310,828,976      7,279,670
    Unibanco Uniao de Bancos Brasileiros SA, GDR ...........                Banking                    110,080      3,164,800
                                                                                                                  -----------
                                                                                                                   53,547,600
                                                                                                                  -----------
    Chile .9%
    Cia de Telecomunicaciones de Chile SA, ADR .............          Telecommunications              175,394      3,179,016
(a) Enersis SA, ADR ........................................      Utilities Electrical & Gas           22,134        441,297
(a) Madeco Manufacturera de Cobre SA, ADR ..................        Industrial Components              50,250        383,156
                                                                                                                 -----------
                                                                                                                   4,003,469
                                                                                                                 -----------
    China .1%
    China Resources Enterprises Ltd. .......................             Multi-Industry                122,000        146,332
    Shandong Huaneng Power Development Co. Ltd., ADR .......       Utilities Electrical & Gas           90,450        378,759
    Shanghai Petrochemical Co. Ltd., H .....................               Chemicals                   288,000         39,162
                                                                                                                  -----------
                                                                                                                      564,253
                                                                                                                  -----------
    Colombia .1%
    Bavaria SA .............................................          Beverages & Tobacco                1,607          5,041
    Cementos Argos SA ......................................    Building Materials & Components        222,800        395,365
                                                                                                                  -----------
                                                                                                                      400,406
                                                                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                         SHARES/
                                                                               INDUSTRY                 WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    Croatia
    Pliva D D, GDR, Reg S .....................................        Health & Personal Care             19,100    $   197,208
                                                                                                                    -----------
    Czech Republic 1.5%
(a) Cesky Telecom AS ..........................................          Telecommunications               29,950        507,534
(a) CEZ AS ....................................................      Utilities Electrical & Gas        2,462,805      6,527,278
    Tabak AS ..................................................         Beverages & Tobacco                  225         35,114
                                                                                                                    -----------
                                                                                                                      7,069,926
                                                                                                                    -----------
    Egypt .9%
(a) Al Ahram Beverages Co., GDR ...............................         Beverages & Tobacco               58,906      1,011,711
    Commercial International Bank Ltd. ........................               Banking                    201,750      2,150,443
(a) Suez Cement Co. ...........................................   Building Materials & Components         71,710        749,483
(a) Suez Cement Co., GDR ......................................   Building Materials & Components         20,130        201,300
                                                                                                                    -----------
                                                                                                                      4,112,937
                                                                                                                    -----------
    Estonia .2%
    Eesti Telekom AS, GDR .....................................          Telecommunications                4,900         98,490
    Hansabank Ltd. ............................................               Banking                    103,450        777,441
                                                                                                                    -----------
                                                                                                                        875,931
                                                                                                                    -----------
    Finland
    Hartwall OYJ, A ...........................................         Beverages & Tobacco                6,520        131,245
                                                                                                                    -----------
    Greece .4%
    Hellenic Telecommunications Organization SA ...............          Telecommunications               75,040      1,892,922
                                                                                                                    -----------
    Hong Kong 4.7%
    Cheung Kong Holdings Ltd. .................................            Multi-Industry                788,000      8,718,715
(a) China Aerospace International Holdings Ltd. ............... Electronic Components & Instruments    2,285,200        354,713
    Dairy Farm International Holdings Ltd. ....................            Merchandising               1,561,333        936,800
    Hang Lung Development Co. Ltd. ............................             Real Estate                1,650,000      1,280,579
    Hong Kong & Shanghai Hotels Ltd. ..........................          Leisure & Tourism             1,015,000        589,185
    Hong Kong Land Holdings Ltd. ..............................             Real Estate                  789,000      1,262,400
    HSBC Holdings PLC .........................................               Banking                    203,654      2,325,145
    Hutchison Whampoa Ltd. ....................................            Multi-Industry                227,400      2,858,800
    Jardine Matheson Holdings Ltd. ............................            Multi-Industry                501,861      2,198,151
    Jardine Strategic Holdings Ltd. ...........................            Multi-Industry                110,000        328,900
    Shangri-La Asia Ltd. ......................................          Leisure & Tourism               158,000        186,471
    Swire Pacific Ltd., A .....................................            Multi-Industry                 79,500        465,049
                                                                                                                    -----------
                                                                                                                     21,504,908
                                                                                                                    -----------
    Hungary 2.2%
    Borsodchem RT .............................................              Chemicals                    78,919      2,447,992
    Egis RT ...................................................            Multi-Industry                 10,638        447,032
(a) Fotex First Hungarian American Photo Service Co. ..........            Multi-Industry                  2,485          2,904
    Gedeon Richter Ltd. .......................................        Health & Personal Care             53,450      2,894,301
(a) Graphisoft NV .............................................    Data Processing & Reproduction          1,300         24,549
    Matav RT ..................................................          Telecommunications               59,500        415,624
    Mol Magyar Olay-Es Gazipari RT ............................            Energy Sources                 81,300      1,125,317
    OTP Bank ..................................................               Banking                     19,960      1,044,776
    Tiszai Vegyi Kombinat RT ..................................              Chemicals                   117,573      1,627,390
                                                                                                                    -----------
                                                                                                                     10,029,885
                                                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                       SHARES/
                                                                             INDUSTRY                 WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    India .9%
    Associated Cement Cos. Ltd. .............................   Building Materials & Components          85,350   $   225,352
    BSES Ltd. ...............................................      Utilities Electrical & Gas            47,900       263,237
(a) Colgate-Palmolive (INDIA) Ltd. ..........................        Health & Personal Care               5,000        20,158
    Gas Authority Of India Ltd., GDR ........................            Energy Sources                  25,200       170,100
    Grasim Industries Ltd. ..................................            Multi-Industry                   5,962        38,196
    Hindalco Industries Inc. ................................           Metals & Mining                  31,500       556,807
    Hindustan Petroleum Corporation Ltd. ....................            Energy Sources                  48,850       134,229
    Mahanagar Telephone Nigam Ltd. ..........................          Telecommunications               289,800     1,391,831
    NIIT Ltd. ...............................................    Data Processing & Reproduction          15,228       753,466
    Tata Engineering & Locomotive Co. .......................       Machinery & Engineering             129,900       358,535
(a) Wipro Ltd. ..............................................    Data Processing & Reproduction           5,600       363,535
                                                                                                                  -----------
                                                                                                                    4,275,446
                                                                                                                  -----------
    Indonesia 4.2%
(a) Asia Pulp & Paper Co. Ltd., ADR .........................       Forest Products & Paper             396,230     2,005,914
(a) PT Barito Pacific Timber TBK ............................       Forest Products & Paper           1,644,000        70,437
    PT Gudang Garamm ........................................         Beverages & Tobacco               521,000       842,291
(a) PT Indah Kiat Pulp & Paper Corp. ........................       Forest Products & Paper          11,463,750     2,324,839
(a) PT Indocement Tunggal Prakarsa ..........................   Building Materials & Components       2,790,500     1,028,205
(a) PT Indofoods Sukses Makmurr .............................      Food & Household Products          3,552,705     1,938,208
    PT Indosat ..............................................          Telecommunications             1,854,000     2,181,799
    PT Semen Gresik (Persero) ...............................   Building Materials & Components       1,493,618     1,356,671
(a) PT Sinar Mas Agro Resources & Technology Corp. ..........      Food & Household Products            268,800       117,470
    PT Telekomunikasi Indonesia (Persero), B ................          Telecommunications            18,738,900     6,583,504
    PT Timah TBK ............................................           Metals & Mining               1,788,500       531,288
(a) PT Tjiwi Kimia ..........................................       Forest Products & Paper           2,233,380       369,997
                                                                                                                  -----------
                                                                                                                   19,350,623
                                                                                                                  -----------
    Israel 1.2%
(a) Ampal-American Israel Corp. .............................          Financial Services                 4,150        62,250
(a) Crystal Systems Solutions Ltd. .......................... Electronic Components & Instruments         4,230        39,921
    Elron Electronic Industries Ltd. ........................          Financial Services                20,010       747,373
(a) Formula Systems Ltd. ....................................    Data Processing & Reproduction          15,910       859,600
(a) Fundtech Ltd. ...........................................    Data Processing & Reproduction          61,150     1,589,900
    Koor Industries Ltd. ....................................            Multi-Industry                   2,452       263,817
(a) Nice Systems Ltd. .......................................          Telecommunications                 9,880       768,525
(a) Sapiens International Corp. .............................    Data Processing & Reproduction             600         3,788
(a) Tecnomatix Technologies Ltd. ............................    Data Processing & Reproduction          27,989       381,350
(a) TTI Team Telecom International Ltd. .....................          Telecommunications                15,000       540,000
(a) Vocaltec Communications Ltd. ............................    Data Processing & Reproduction          19,550       449,650
                                                                                                                  -----------
                                                                                                                    5,706,174
                                                                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                    SHARES/
                                                                          INDUSTRY                 WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    Malaysia .9%
    Genting Bhd. .........................................          Leisure & Tourism               629,800      $  2,320,316
    Golden Hope Plantations Bhd. .........................     Misc Materials & Commodities         189,000           209,889
    IOI Corp. Bhd. .......................................     Misc Materials & Commodities         926,000           728,616
    Resorts World Bhd. ...................................          Leisure & Tourism               286,000           782,737
                                                                                                                 ------------
                                                                                                                    4,041,558
                                                                                                                 ------------
    Mexico 9.6%
    Alfa SA de CV, A .....................................            Multi-Industry                359,500           821,735
    Cemex SA .............................................   Building Materials & Components      3,601,555        16,885,433
    DESC SA de CV DESC, B ................................            Multi-Industry                602,400           385,546
(a) Fomento Economico Mexicano SA de CV Femsa ............         Beverages & Tobacco               45,570         1,962,358
    Grupo Bimbo SA de CV, A ..............................      Food & Household Products           434,500           684,182
(a) Grupo Financiero Banamex Accival SA de CV ............               Banking                  3,278,853        13,790,269
(a) Grupo Financiero Bancomer SA de CV ...................               Banking                  2,680,000         1,361,304
    Telefonos de Mexico SA (Telmex), ADR .................          Telecommunications              142,234         8,125,117
    Vitro SA de CV, A ....................................      Food & Household Products           238,349           266,352
                                                                                                                 ------------
                                                                                                                   44,282,296
                                                                                                                 ------------
    Pakistan .9%
(a) Hub Power Co. Ltd. ...................................            Energy Sources              5,254,000         1,463,636
    Pakistan Telecommunications Corp., A .................          Telecommunications            5,577,500         2,883,257
                                                                                                                 ------------
                                                                                                                    4,346,893
                                                                                                                 ------------
    Peru
    Credicorp Ltd. .......................................               Banking                     13,100           117,900
                                                                                                                 ------------
    Philippines 1.9%
(a) Filinvest Development Corp. ..........................             Real Estate                1,296,000            41,971
    Philippine Long Distance Telephone Co., ADR ..........          Telecommunications              117,890         2,092,548
(a) Philippine National Bank .............................               Banking                  1,369,861         1,790,357
    RFM Corp. ............................................      Food & Household Products         1,190,715            63,351
    San Miguel Corp., B ..................................      Food & Household Products         3,659,800         4,529,246
                                                                                                                 ------------
                                                                                                                    8,517,473
                                                                                                                 ------------
    Poland 4.0%
    Bank Rozwoju Eksportu SA .............................               Banking                     38,125         1,181,831
(a) Bank Slaski SA W Katowicach ..........................               Banking                     29,820         1,605,692
    Elektrim SA ..........................................            Multi-Industry                239,250         2,746,843
    Impexmetal SA ........................................           Metals & Mining                 93,892           627,384
(a) Orbis SA .............................................          Leisure & Tourism                74,000           577,727
    Polski Koncern Naftowy Orlen SA ......................            Energy Sources                488,607         2,356,084
    Prokom Software SA ...................................    Data Processing & Reproduction         68,016         3,560,884
(a) Telekomunikacja Polska SA ............................          Telecommunications              567,801         4,067,828
    Warta SA .............................................              Insurance                    43,104         1,445,048
                                                                                                                 ------------
                                                                                                                   18,169,321
                                                                                                                 ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                          SHARES/
                                                                INDUSTRY                 WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    Russia 1.6%
    GAZ Auto Works ..............................             Automobiles                   2,330      $    60,697
    Lukoil Holdings .............................           Energy Sources                 18,700          238,986
    Lukoil Holdings, ADR ........................           Energy Sources                 64,410        3,188,295
    Mosenergo, ADR ..............................     Utilities Electrical & Gas          103,450          362,075
    Mosenergo, GDR ..............................     Utilities Electrical & Gas           23,100           88,349
    Novorosissk Sea Shipping ....................           Transportation                 28,000            2,520
    Novorosissk Sea Shipping, pfd. ..............           Transportation                224,000            9,184
    Rostelecom, ADR .............................         Telecommunications              172,930        2,356,171
    Rostelecom, pfd. ............................         Telecommunications              257,300          184,227
(a) Unified Energy Systems ......................     Utilities Electrical & Gas        5,581,800          641,907
(a) Unified Energy Systems, pfd. ................     Utilities Electrical & Gas           18,000              819
                                                                                                       -----------
                                                                                                         7,133,230
                                                                                                       -----------
    Singapore 5.4%
    Cycle & Carriage Ltd. .......................             Automobiles                  28,000           65,749
    DBS Group Holdings Ltd. .....................               Banking                   176,608        2,267,610
    First Capital Corp. Ltd. ....................             Real Estate                 152,000          145,055
    Fraser and Neave Ltd. .......................         Beverages & Tobacco           1,140,100        4,055,301
(a) Golden Agri-Resources Ltd. ..................    Misc Materials & Commodities       1,780,000          355,176
    Keppel Corp., Ltd. ..........................           Transportation              2,380,600        5,149,476
    MCL Land Ltd. ...............................             Real Estate                  29,000           22,308
    Natsteel Ltd. ...............................           Metals & Mining             1,876,000        2,582,348
    Oversea Chinese Banking Corp. Ltd. ..........               Banking                   538,350        3,705,243
    Overseas Union Enterprise Ltd. ..............          Leisure & Tourism              261,300          634,737
    Sembcorp Industries Ltd. ....................           Multi-Industry              1,631,694        1,774,196
    Sembcorp Marine Ltd. ........................       Machinery & Engineering         3,501,000        1,316,165
    United Industrial Corporation Ltd. ..........           Multi-Industry              1,654,000          779,647
    United Overseas Bank Ltd. ...................               Banking                   297,000        1,941,064
                                                                                                       -----------
                                                                                                        24,794,075
                                                                                                       -----------
    Slovak Republic .1%
(a) Slovnaft AS .................................              Chemicals                   39,010          465,011
(a) Vychodoslovenske Zeleziarne AS ..............           Metals & Mining                31,257           78,034
                                                                                                       -----------
                                                                                                           543,045
                                                                                                       -----------
    South Africa 11.5%
(a) African Bank Investments Ltd. ...............         Financial Services            1,084,000        1,416,555
    Anglo American PLC ..........................           Metals & Mining               135,267        6,428,175
    Barlow Ltd. .................................           Multi-Industry                741,700        4,463,327
    CG Smith Ltd. ...............................           Multi-Industry              1,143,900           16,872
    Comparex Holdings Ltd. ......................   Data Processing & Reproduction        130,000          229,130
    De Beers Centenary AG .......................    Misc Materials & Commodities          75,190        1,829,845
(a) Dimension Data Holdings Ltd. ................           Multi-Industry                 21,350          176,657
    Fedsure Holdings Ltd. .......................              Insurance                  360,299        1,753,668
    Firstrand Ltd. ..............................              Insurance                  115,000          118,732
(a) Imperial Holdings Ltd. ......................           Multi-Industry                110,900          902,903
    Iscor Ltd. ..................................           Metals & Mining               922,984        1,572,340
    Kersaf Investments Ltd. .....................          Leisure & Tourism              188,867          740,983
    Liberty Group Ltd. ..........................              Insurance                  290,762        2,766,105
    Nampak Ltd. .................................       Forest Products & Paper           544,894        1,177,388
    Nedcor Ltd. .................................         Financial Services               15,400          323,445
    Old Mutual PLC ..............................         Financial Services            1,106,470        2,432,971
    Palabora Mining Co. Ltd. ....................           Metals & Mining                89,700          488,190

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                     SHARES/
                                                                         INDUSTRY                    WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    South Africa (cont.)
    Rembrandt Group Ltd. ................................              Multi-Industry                429,170    $  4,139,781
    Reunert Ltd. ........................................         Electrical & Electronics            78,000         115,044
    Sanlam Ltd. .........................................            Financial Services            1,334,000       1,576,009
    Sappi Ltd. ..........................................         Forest Products & Paper            270,124       2,031,906
    Sasol Ltd. ..........................................              Energy Sources                986,200       6,618,304
    South African Breweries PLC .........................           Beverages & Tobacco              855,924       6,387,869
    Super Group Ltd. ....................................              Transportation                197,000         233,320
    Tiger Brands Ltd. ...................................        Food & Household Products           468,638       4,202,536
    Tongaat-Hulett Group Ltd. ...........................              Multi-Industry                179,995         789,801
                                                                                                                ------------
                                                                                                                  52,931,856
                                                                                                                ------------
    South Korea 11.3%
    Cheil Jedang Corp. ..................................        Food & Household Products            27,450       1,257,994
    Hana Bank ...........................................                 Banking                    396,568       2,471,826
(a) Hyundai Electronics Industries Co. ..................        Electrical & Electronics           150,760       2,974,570
(a) Hyundai Heavy Industries ............................       Energy Equipment & Services           38,440         723,966
    Hyundai Motor Co. Ltd. ..............................               Automobiles                  131,090       1,681,206
(a) Korea Data Systems ..................................      Data Processing & Reproduction        164,610         817,865
    Korea Electric Power Corp. ..........................        Utilities Electrical & Gas          350,170      10,866,018
    Korea Telecom Corp., ADR ............................            Telecommunications               18,119         876,507
    L.G. Chemical Ltd. ..................................                Chemicals                    57,510       1,150,174
    LG Electronics Inc. .................................         Electrical & Electronics           163,040       4,562,093
    Samsung Corp. .......................................              Multi-Industry                 77,680         669,496
    Samsung Electronics Co. Ltd. ........................         Electrical & Electronics            37,656      12,461,661
(a) Samsung Heavy Industries Co. Ltd. ...................         Machinery & Engineering            855,507       3,997,391
    Samsung SDI Co. Ltd. ................................         Electrical & Electronics            64,693       3,104,034
    SK Corp. ............................................              Energy Sources                186,840       3,426,720
(a) SK Global ...........................................     Wholesale & International Trade         47,810         572,421
                                                                                                                ------------
                                                                                                                  51,613,942
                                                                                                                ------------
    Taiwan .5%
(a) Accton Technology Corp. .............................      Data Processing & Reproduction        134,000         298,019
(a) Hon Hai Precision Industry Co. Ltd. .................         Electrical & Electronics            92,000         830,390
(a) UNI-President Enterprises Corp. .....................        Food & Household Products           528,000         401,143
(a) Via Technologies Inc. ...............................   Electronic Components & Instruments       52,000         801,948
                                                                                                                ------------
                                                                                                                   2,331,500
                                                                                                                ------------
    Thailand 6.6%
(a) Advanced Info Service Public Co. Ltd., fgn. .........            Telecommunications               20,300         252,553
(a) American Standard Sanitaryware Public Co. Ltd. fgn. .     Building Materials & Components         24,500         112,428
(a) Bangkok Bank Public Co. Ltd. ........................                 Banking                     28,287          21,995
(a) Bangkok Bank Public Co. Ltd., fgn. ..................                 Banking                  1,589,700       1,945,331
    BEC World Public Co Ltd., fgn. ......................            Telecommunications              121,890         714,715
    Charoen Pokphand Foods Public Co. Ltd., fgn. ........        Food & Household Products         2,091,360       3,145,704
(a) Charoen Pokphand Foods Public Co. Ltd.,
      fgn., wts., 4/29/02 ...............................        Food & Household Products         1,079,130               3
    Electricity Generating Public Co. Ltd. ..............              Energy Sources                264,400         283,105
    Hana Microelectronics Co. Ltd., fgn. ................         Electrical & Electronics           145,200       1,110,146
(a) Italian-Thai Development Public Co. Ltd., fgn. ......          Construction & Housing             50,300          24,044
(a) Jasmine International Public Co. Ltd., fgn. .........            Telecommunications              824,400         220,681
(a) Land and House Public Co. Ltd., fgn. ................               Real Estate                  530,826         277,423
    PTT Exploration & Production Public Co. Ltd., fgn. ..              Energy Sources                330,400       1,600,408

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                          SHARES/
                                                                              INDUSTRY                    WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    Long Term Securities (cont.)
    Thailand (cont.)
    Saha Pathanapibul Public Co. Ltd., fgn. ...................       Food & Household Products              98,200    $    110,154
    Saha Union Public Co. Ltd., fgn. ..........................             Multi-Industry                  232,894          63,827
(a) Serm Suk Public Co. Ltd. ..................................       Food & Household Products              28,500          71,205
    Serm Suk Public Co. Ltd., fgn. ............................       Food & Household Products               1,300           4,438
(a) Shin Corporations Public Company Ltd., fgn. ...............        Electrical & Electronics             253,700       1,332,370
(a) Siam Cement Public Co. Ltd. ...............................    Building Materials & Components           45,850         507,301
(a) Siam Cement Public Co. Ltd., fgn. .........................    Building Materials & Components          176,410       3,310,077
(a) Siam Commercial Bank, 144A, 5.25%, fgn., cvt, pfd. ........                Banking                    7,086,100       3,613,053
(a) Siam Commercial Bank, fgn., wts., 6/22/04 .................                Banking                       67,926           7,446
    Siam Makro Public Company Ltd., fgn. ......................             Merchandising                   455,800         589,141
(a) Telecomasia Corp. Public Co. Ltd., fgn. ...................           Telecommunications              1,268,500       1,406,750
(a) Thai Airways International Public Co. Ltd., fgn. ..........             Transportation                  875,200         838,943
(a) Thai Farmers Bank Public Co. Ltd. .........................                Banking                    1,264,216         886,321
(a) Thai Farmers Bank Public Co. Ltd., fgn. ...................                Banking                    4,529,150       3,810,375
(a) Total Access Communication Public Co. Ltd. ................           Telecommunications                903,900       3,633,678
(a) United Communications Industries, fgn. ....................           Telecommunications                484,200         416,616
                                                                                                                       ------------
                                                                                                                         30,310,231
                                                                                                                       ------------
    Turkey 4.6%
    Akbank ....................................................                Banking                1,044,176,328       8,090,470
    Akcansa Cimento Sanayi Ve Ticaret AS ......................    Building Materials & Components       13,320,000         208,562
    Arcelik AS, Br. ...........................................    Appliances & Household Durables       83,011,394       4,086,921
(a) Dogan Sirketler Grubu Holding AS ..........................             Multi-Industry               81,676,000       1,977,627
    Haci Omer Sabanci Holding AS ..............................             Multi-Industry               21,648,000         255,093
(a) Tupras-Turkiye Petrol Rafineleri AS .......................             Energy Sources              121,770,000       6,388,257
                                                                                                                       ------------
                                                                                                                         21,006,930
                                                                                                                       ------------
    United States .1%
(a) Seminis Inc., A ...........................................       Food & Household Products             246,100         646,013
                                                                                                                       ------------
    Venezuela 1.1%
    Compania Anonima Nacional Telefonos de Venezuela, ADR .....          Telecommunications                179,840       4,889,400
    Mavesa SA, ADR ............................................      Food & Household Products              92,800         290,000
    Total Long Term Securities (Cost $423,678,013).............                                                       ------------
                                                                                                                         5,179,400
                                                                                                                      ------------
    Total Long Term Securities (Cost $423,678,013).............                                                        434,426,997
                                                                                                                      ------------

                                                                               PRINCIPAL
                                                                                AMOUNT
                                                                            --------------
Short Term Investments (Cost $35,461,207) 7.7%
U.S. Treasury Bills, 5.41% - 5.94%, with maturities to 9/07/00 ..........   $35,734,000          35,484,458
                                                                                               ------------
Total Investments (Cost $459,139,220) 102.2%.............................                       469,911,455
Other Assets, less Liabilities (2.2%) ...................................                       (10,376,016)
                                                                                               ------------
Total Net Assets 100.0% .................................................                      $459,535,439
                                                                                               ============

(a)Non-income producing

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $ 459,139,220
                                                           =============
  Value ...............................................      469,911,455
 Cash .................................................        1,411,278
 Receivables:
   Capital shares sold ................................        1,912,426
   Dividends and interest .............................        1,354,428
                                                           -------------
    Total assets ......................................      474,589,587
                                                           -------------
Liabilities:
 Payables:
   Investment securities purchased ....................       13,909,145
   Capital shares redeemed ............................          376,377
   Affiliates .........................................          537,159
 Other liabilities ....................................          231,467
                                                           -------------
    Total liabilities .................................       15,054,148
                                                           -------------
     Net assets, at value .............................    $ 459,535,439
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $   1,037,972
 Net unrealized appreciation ..........................       10,772,235
 Accumulated net realized loss ........................      (68,608,406)
 Capital shares .......................................      516,333,638
                                                           -------------
     Net assets, at value .............................    $ 459,535,439
                                                           =============
Class 1:
 Net assets, at value .................................    $ 396,372,661
                                                           =============
 Shares outstanding ...................................       62,026,011
                                                           =============
 Net asset value and offering price per share .........    $        6.39
                                                           =============
Class 2:
 Net assets, at value .................................    $  63,162,778
                                                           =============
 Shares outstanding ...................................        9,913,603
                                                           =============
 Net asset value and offering price per share .........    $        6.37
                                                           =============

     See notes to financial statements. See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $888,412)
 Dividends ................................................................     $   4,338,136
 Interest .................................................................         1,043,471
                                                                                -------------
   Total investment income ................................................         5,381,607
                                                                                -------------
Expenses:
 Management fees (Note 3) .................................................         2,333,184
 Administrative fees (Note 3) .............................................           211,459
 Distribution fees - Class 2 (Note 3) .....................................            70,090
 Custodian fees ...........................................................           232,000
 Reports to shareholders ..................................................            32,050
 Professional fees (Note 3) ...............................................            20,800
 Trustees' fees and expenses ..............................................             1,500
 Other ....................................................................            15,849
                                                                                -------------
   Total expenses .........................................................         2,916,932
                                                                                -------------
    Net investment income .................................................         2,464,675
                                                                                -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments ............................................................         4,538,488
   Foreign currency transactions ..........................................        (1,024,771)
                                                                                -------------
    Net realized gain .....................................................         3,513,717
 Net unrealized depreciation on:
   Investments ............................................................       (68,742,450)
   Translation of assets and liabilities denominated in foreign currencies           (235,725)
                                                                                -------------
    Net unrealized depreciation ...........................................       (68,978,175)
                                                                                -------------
Net realized and unrealized loss ..........................................       (65,464,458)
                                                                                -------------
Net decrease in net assets resulting from operations ......................     $ (62,999,783)
                                                                                =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $   2,464,675      $   2,058,823
   Net realized gain (loss) from investments and foreign currency transactions ...........       3,513,717        (41,927,283)
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilites denominated in foreign currencies .....................................     (68,978,175)       153,871,630
                                                                                             --------------------------------
    Net increase (decrease) in net assets resulting from operations ......................     (62,999,783)       114,003,170
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................      (2,663,594)        (2,683,606)
    Class 2 ..............................................................................        (412,198)          (248,619)
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................      (3,075,792)        (2,932,225)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................     154,255,416         18,804,002
    Class 2 ..............................................................................      24,096,992         19,412,917
                                                                                             --------------------------------
 Total capital share transactions ........................................................     178,352,408         38,216,919
    Net increase in net assets ...........................................................     112,276,833        149,287,864
Net assets:
 Beginning of period .....................................................................     347,258,606        197,970,742
                                                                                             --------------------------------
 End of period ...........................................................................   $ 459,535,439      $ 347,258,606
                                                                                             ================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $   1,037,972      $   1,649,089
                                                                                             ================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Developing Markets Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital appreciation. The portfolio invests primarily in developing markets equity securities.

Effective May 1, 2000, the name of the Templeton Developing Markets Equity Fund changed to Templeton Developing Markets Securities Fund, as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of June 30, 2000 the Fund has investments with a value of approximately $8.6 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                            Six Months Ended                    Year Ended
                                                             June 30, 2000                  December 31, 1999
                                                    -----------------------------------------------------------------
                                                         Shares          Amount           Shares          Amount
Class 1 Shares:                                     -----------------------------------------------------------------
Shares sold .......................................     4,246,841    $  28,300,214       5,134,763    $  32,419,782
Shares issued on merger (Note 6) ..................    23,685,284      153,007,317              --               --
Shares issued on reinvestment of distributions ....       385,260        2,663,594         562,601        2,683,606
Shares redeemed ...................................    (4,590,335)     (29,715,709)     (2,600,039)     (16,299,386)
                                                       ------------------------------------------------------------
Net increase ......................................    23,727,050    $ 154,255,416       3,097,325    $  18,804,002
                                                       ============================================================
Class 2 Shares:
Shares sold .......................................    13,665,026    $  91,709,861       9,564,512    $  65,272,741
Shares issued on merger (Note 6) ..................        66,980          431,354              --               --
Shares issued on reinvestment of distributions ....        59,774          412,198          52,231          248,619
Shares redeemed ...................................   (10,294,252)     (68,456,421)     (6,579,693)     (46,108,443)
                                                      -------------------------------------------------------------
Net increase ......................................     3,497,528    $  24,096,992       3,037,050    $  19,412,917
                                                      =============================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Templeton Asset Management Ltd. (TAML)                           Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $5,749 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

As of December 31, 1999, Franklin Templeton Variable Insuance Products Trust (FTVIPT)-Templeton Developing Markets Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT-Templeton Developing Markets Securities Fund include December 31, 1999 capital loss carryovers of $64,368,808 acquired as a result of the reorganization with the Templeton Variable Products Series Fund (TVP), Templeton Developing Markets Fund (See
Note 6). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

  Capital loss carryover expiring in:
  2006 ..............................  $ 43,807,774
  2007 ..............................    88,451,296
                                       ------------
                                       $132,259,070
                                       ============

At December 31, 1999, the Fund had $1,522,503 deferred capital losses and currency losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and merger related expenses.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (cont.)

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $465,549,221 was as follows:

  Unrealized appreciation .............  $  54,726,429
  Unrealized depreciation .............    (50,364,195)
                                         -------------
  Net unrealized appreciation .........  $   4,362,234
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $228,427,678 and $267,654,610, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Developing Markets Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Developing Markets Fund survived the reorganization, therefore, the financial statements of FTVIPT - Templeton Developing Markets Securities Fund reflect the financial statements of TVP - Templeton Developing Markets Fund. Immediately preceding the merger, FTVIPT - Templeton Developing Markets Securities Fund completed a split of its shares in the ratio of one new Class 1 share for each 1.3959 existing Class 1 share and one new Class 2 share for each 1.3996 existing Class 2 share. As a result, the FTVIPT - Templeton Developing Markets Securities Fund net asset value per share was $6.46 for Class 1 and $6.44 for Class 2 on May 1, 2000. TVP
- Templeton Developing Markets Fund's shareholders contributed net assets having an aggregate value of $308,060,631 (including $7,715,560 of unrealized appreciation) in exchange for 23,685,284 Class 1 shares and 66,980 Class 2 shares (post-split) of the FTVIPT - Templeton Developing Markets Securities Fund. Immediately prior to the merger, FTVIPT - Templeton Developing Markets Securities Fund had net assets of $153,438,671 (including unrealized appreciation of $14,920,668). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Developing Markets Securities Fund were $461,499,302.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on April 26, 2000.

                                 Class 1                      Class 2
                      ----------------------------------------------------------
                       Foreign Tax      Foreign      Foreign Tax      Foreign
                           Paid      Source Income       Paid      Source Income
Country                 Per Share      Per Share      Per Share      Per Share
--------------------------------------------------------------------------------
Argentina ...........     0.0000         0.0067         0.0000         0.0056
Austria .............     0.0002         0.0005         0.0002         0.0005
Brazil ..............     0.0065         0.0188         0.0065         0.0155
Chile ...............     0.0009         0.0015         0.0009         0.0013
China ...............     0.0000         0.0022         0.0000         0.0018
Colombia ............     0.0000         0.0020         0.0000         0.0017
Ghana ...............     0.0001         0.0003         0.0001         0.0003
Hong Kong ...........     0.0000         0.0100         0.0000         0.0084
Hungary .............     0.0007         0.0020         0.0007         0.0017
India ...............     0.0002         0.0019         0.0002         0.0016
Indonesia ...........     0.0007         0.0021         0.0007         0.0018
Israel ..............     0.0012         0.0020         0.0012         0.0017
Malaysia ............     0.0015         0.0024         0.0015         0.0020
Mexico ..............     0.0013         0.0130         0.0013         0.0109
Panama ..............     0.0004         0.0011         0.0004         0.0009
Peru ................     0.0000         0.0010         0.0000         0.0009
Philippines .........     0.0005         0.0010         0.0005         0.0008
Poland ..............     0.0003         0.0010         0.0003         0.0008
Singapore ...........     0.0056         0.0108         0.0056         0.0091
South Africa ........     0.0000         0.0145         0.0000         0.0122
South Korea .........     0.0010         0.0025         0.0010         0.0021
Sri Lanka ...........     0.0001         0.0003         0.0001         0.0003
Thailand ............     0.0002         0.0007         0.0002         0.0006
Turkey ..............     0.0000         0.0097         0.0000         0.0081
Venezuela ...........     0.0000         0.0050         0.0000         0.0042
                         ----------------------------------------------------
TOTAL ...............    $0.0214        $0.1130        $0.0214        $0.0948
                         ====================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                          TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund (formerly Templeton Global Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies of any nation, including those in the U.S. and emerging markets.
--------------------------------------------------------------------------------
During the six months under review, global economies appeared to be improving, although most trailed the U.S. economy's growth rate. Europe displayed slow but steady improvement in manufacturing output, unemployment rates slightly declined and consumer confidence increased. The euro has fallen significantly since its introduction, but a more positive economic outlook for Europe should help benefit the currency.

In the U.S., the economy continued to post solid gross domestic product (GDP) gains during the six months under review, but began to show signs of modest deceleration. During this period, the Federal Reserve Board raised the federal funds target rate three separate times to 6.5%, up from 5.5%. While by no means necessarily signaling a major slowdown, some core economic indicators, such as housing starts and unemployment claims, finally registered signs of slowing.

As the U.S. stock market advanced during the past decade, domestic household net worth increased, consumer consumption rose, annual savings rates dropped and many investors borrowed money to purchase stocks (margin debt). During the reporting period, margin debt reached its highest point ever as a percentage of total stock market capitalization. As a percentage of GDP, margin debt exceeded 2.4% at the end of the period after hovering at less than 1% for several decades.

As margin debt has grown, so has the Nasdaq Composite Index. More than half of the index's stocks are in the telecommunications and technology sectors that have attracted margin buying. This focus on technology and telecom stocks during the past several years is due partly to these sectors' earnings growth, which has far exceeded non-technology companies' earnings growth. Despite the difference in earnings growth, global technology and telecom companies' share of world net income was not substantially different from the early 1980s. However, these stocks comprise over a third of world stock market capitalization, up from about 15% in the early 1980s, indicating that

This chart in pie format shows the geographic distribution of Templeton Growth Securities Fund, as a percentage of total net assets as of 6/30/00.

North America                                        34.5%
Europe                                               32.8%
Asia                                                 14.6%
Latin America                                         4.5%
Australia/New Zealand                                 4.0%
Short-Term Investments & Other Net Assets             9.6%

   Top 10 Holdings
   Templeton Growth Securities Fund
   6/30/00

   Company                      % of Total
   Sector, Country              Net Assets
   ---------------------------------------
   H.J. Heinz Co.                   2.1%
   Food & Household
   Products, U.S.

   Cheung Kong
   Holdings Ltd.                    1.8%
   Multi-Industry,
   Hong Kong

   Australia & New Zealand
   Banking Group Ltd.               1.7%
   Banking, Australia

   HSBC Holdings PLC                1.6%
   Banking, Hong Kong

   Kroger Co.                       1.5%
   Merchandising, U.S.

   Abbott Laboratories              1.5%
   Health & Personal Care,
   U.S.

   Aventis SA                       1.5%
   Health & Personal Care,
   France

   Fuji Photo Film Co. Ltd.         1.4%
   Electrical & Electronics,
   Japan

   Ford Motor Co.                   1.3%
   Automobiles, U.S.

   Albertson's Inc.                 1.3%
   Merchandising, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

while such companies' stock prices have soared, their share of world net income has not experienced the same climb. At Templeton, we have a history of avoiding what we believe are the most speculative parts of the markets. During the reporting period, we continued to consider telecommunications and technology speculative. While we sold most of the Fund's holdings in these sectors too early, we did so in an attempt to avoid the downside risks.

During the reporting period, the most substantial change to the Fund was an increase in U.S. exposure. Although this move may appear unusual given historically high domestic stock market valuations, we believe most risks in the U.S. are narrowly focused and that those indexes that appear highly priced actually mask many undervalued securities. Many investors and financial leaders were concerned about the state of U.S. financial markets partly due to the combination of many stocks' historically high valuations, the market's size relative to the overall economy, relatively large margin debt and the rapid turnover of investments. However, despite these risks, we are comfortable with the Fund's holdings and with increasing its U.S. exposure.

At the period's end, we believe Templeton Growth Securities Fund's holdings are substantially less expensive than overall market averages. Generally speaking, we feel that indexes were expensive because parts of the market were priced excessively. However, behind the overall market advances, most stocks have been declining in value. For example, since 1998 more stocks on the New York Stock Exchange have actually been falling in value rather than increasing, even while indexes have hit all-time highs. Because of the two-tier nature of valuations, we were able to identify several securities that had what we believed were low prices.

Despite a price-to-earnings ratio for the Standard & Poor's 500(R) Composite Index of 29 times at period-end, the average stock's decline has left the median price-to-earnings ratio for U.S. stocks at about 13 times. We increased our U.S. holdings in an attempt to take advantage of such investment opportunities. Additions to the Fund's portfolio include H.J. Heinz, BankAmerica, Albertson's and K-Mart. We added each of these stocks after they suffered substantial price declines and traded at what we believed were exceptional valuations.

Overseas, we perceived a similar divergence in values. The Hong Kong Stock Market, for example, had a price-to-earnings ratio in the high 20s early in the period, but when technology and new economy stocks are removed from the index, the ratio falls to about 13 -- in our opinion, a reasonable number, and one not much higher than where the market was during 1998's Asian financial crisis. The same holds true for South Korea, with the index there, minus technology and telecommunications stocks, falling below 10 times earnings, also to a level similar to that during the Asian financial crisis. The Fund's Asian exposure declined from 20% of total net assets at the beginning of the period to less than 15% by the end. Many of our Asian positions performed well and we attempted to take advantage of dramatic price increases by reducing our holdings.

In Latin America, the Fund's holdings fell from 7.9% of total net assets at the beginning of the period to 4.5%. Latin American markets were hard hit during the period, due in large part to rising U.S. interest rates and local election concerns.

The Fund's exposure to Europe decreased during the six months under review, as we sold several positions. Our total holdings in Europe declined from 37.6% at the beginning of the period to 32.8% by the end. However, we found a large number of companies we believe are inexpensive based on cash flow. During the latest economic cycle, free cash flow as a percentage of sales in Europe was twice as high as during the previous cycle. This contributed to a substantial increase in mergers and acquisitions. In fact, most of the recent global merger activity involved European companies purchasing American assets. Looking forward, we believe this trend will continue, and that it should benefit many of the Fund's holdings.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Growth Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Growth Securities Fund - Class 2 delivered a -2.08% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Growth Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                Since      Since Class 2
                                                              Inception      Inception
                                    1-Year        5-Year      (3/15/94)       (1/6/99)
 ----------------------------------------------------------------------------------------
 Average Annual Total Return        +5.79%        +13.30%       +12.20%        +9.21%
 Cumulative Total Return            +5.79%        +86.72%      +106.38%       +13.93%
 Value of $10,000 Investment       $10,579        $18,672       $20,638       $11,393

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                                  Class 1
                                               ------------------------------------------------------------------------------------
                                                Six Months Ended                     Year Ended December 31,
                                                  June 30, 2000   -----------------------------------------------------------------
                                                   (unaudited)        1999          1998         1997         1996         1995
                                               ------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $15.63              $14.77      $15.34       $13.80       $11.75       $10.48
                                               ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................        .20                 .28         .35          .33          .25          .16
 Net realized and unrealized gains (losses) ...       (.55)               2.66         .98         1.53         2.22         1.17
                                               ------------------------------------------------------------------------------------
Total from investment operations ..............       (.35)               2.94        1.33         1.86         2.47         1.33
                                               ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.27)               (.36)       (.41)        (.24)        (.21)        (.06)
 Net realized gains ...........................      (1.75)              (1.72)      (1.49)        (.08)        (.21)          --
                                               ------------------------------------------------------------------------------------
Total distributions ...........................      (2.02)              (2.08)      (1.90)        (.32)        (.42)        (.06)
                                               ------------------------------------------------------------------------------------
Net asset value, end of period ................     $13.26              $15.63      $14.77       $15.34       $13.80       $11.75
                                               ====================================================================================
Total return(b) ...............................     (1.96%)             21.04%       8.98%       13.50%       21.28%       12.72%

Ratios/supplemental data
Net assets, end of period (000's) ............. $1,243,828            $708,310    $747,080     $758,445     $579,877     $338,755
Ratios to average net assets:
 Expenses .....................................       .88%(a)             .88%        .88%         .88%         .93%         .97%
 Net investment income ........................      2.87%(a)            1.87%       2.27%        2.49%        2.20%        2.46%
Portfolio turnover rate .......................     64.71%              46.54%      32.30%       24.81%       12.32%       30.92%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for period less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                        Class 2
                                                        ---------------------------------------
                                                         Six Months Ended
                                                          June 30, 2000         Year Ended
                                                           (unaudited)      December 31, 1999(c)
                                                        ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $15.60             $15.34
                                                        ---------------------------------------
Income from investment operations:
 Net investment income(d) ...........................            .20                .17
 Net realized and unrealized gains (losses) .........           (.58)              2.17
                                                        ---------------------------------------
Total from investment operations ....................           (.38)              2.34
                                                        ---------------------------------------
Less distributions from:
 Net investment income ..............................           (.25)              (.36)
 Net realized gains .................................          (1.75)             (1.72)
                                                        ---------------------------------------
Total distributions .................................          (2.00)             (2.08)
                                                        ---------------------------------------
Net asset value, end of period ......................         $13.22             $15.60
                                                        =======================================
Total return(b) .....................................         (2.08%)            16.35%
Ratios/supplemental data
Net assets, end of period (000's) ...................        $72,156             $4,483
Ratios to average net assets:
 Expenses ...........................................          1.13%(a)           1.14%(a)
 Net investment income ..............................          3.08%(a)           1.17%(a)
Portfolio turnover rate .............................         64.71%             46.54%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                  COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
    Common Stocks 89.1%
    Aerospace & Military Technology 4.5%
    BAE Systems PLC ......................................    United Kingdom     2,090,590     $  12,944,144
    Boeing Co. ...........................................     United States       182,500         7,630,781
    Lockheed Martin Corp. ................................     United States       612,500        15,197,656
    Raytheon Co., A ......................................     United States       483,374         9,395,582
    Rolls-Royce PLC ......................................    United Kingdom     3,988,521        14,174,203
                                                                                               -------------
                                                                                                  59,342,366
                                                                                               -------------
    Appliances & Household Durables
    Guangdong Kelon Electrical Holdings Ltd., H ..........         China         1,123,000           608,658
                                                                                               -------------
    Automobiles 4.5%
    Bayerische Motorenwerke AG ...........................        Germany          203,600         6,225,643
    Ford Motor Co. .......................................     United States       407,000        17,501,000
    General Motors Corp. .................................     United States       140,000         8,128,750
    Regie Nationale des Usines Renault SA ................        France           165,000         7,528,469
(a) Visteon Corp. ........................................     United States        53,290           646,138
    Volkswagen AG ........................................        Germany          165,400         6,389,345
    Volvo AB, B ..........................................        Sweden           571,100        12,469,006
                                                                                               -------------
                                                                                                  58,888,351
                                                                                               -------------
    Banking 8.1%
    Australia & New Zealand Banking Group Ltd. ...........       Australia       2,844,184        21,874,923
    Banca Nazionale del Lavoro SpA .......................         Italy         1,781,960         6,268,733
    Banco Popular Espanol SA .............................         Spain           140,000         4,347,993
    Bank Austria AG ......................................        Austria          109,065         5,333,860
    Bank of America Corp. ................................     United States       395,000        16,985,000
    Deutsche Bank AG .....................................        Germany          150,700        12,646,932
    Foreningssparbanken AB, A ............................        Sweden           200,000         2,941,512
    HSBC Holdings PLC ....................................       Hong Kong       1,800,801        20,559,990
    National Australia Bank Ltd. .........................       Australia         465,000         7,788,714
    U.S. Bancorp. ........................................     United States       425,000         8,181,250
                                                                                               -------------
                                                                                                 106,928,907
                                                                                               -------------
    Broadcasting & Publishing .4%
    Wolters Kluwer NV ....................................      Netherlands        215,100         5,752,550
                                                                                               -------------
    Building Materials & Components .6%
    Caradon PLC ..........................................    United Kingdom     2,805,290         6,412,625
    Owens Corning ........................................     United States       200,000         1,850,000
                                                                                               -------------
                                                                                                   8,262,625
                                                                                               -------------
    Business & Public Services .6%
(a) Gartner Group Inc., B ................................     United States       224,400         2,215,950
(a) Humana Inc. ..........................................     United States       250,000         1,218,750
    Waste Management Inc. ................................     United States       250,000         4,750,000
                                                                                               -------------
                                                                                                   8,184,700
                                                                                               -------------
    Chemicals 4.3%
    Akzo Nobel NV ........................................      Netherlands        355,200        15,151,260
    BASF AG ..............................................        Germany          253,200        10,314,980
    DSM NV, Br. ..........................................      Netherlands        300,000         9,662,206
    Eastman Chemical Co. .................................     United States       125,000         5,968,750
    Kemira OY ............................................        Finland          447,900         2,189,611
    Lyondell Chemical Co. ................................     United States       770,500        12,905,875
                                                                                               -------------
                                                                                                  56,192,682
                                                                                               -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                         COUNTRY          SHARES            VALUE
------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Data Processing & Reproduction .9%
    Compaq Computer Corp. .......................     United States       400,000      $  10,225,000
    Fujitsu Ltd. ................................         Japan            30,000          1,040,594
                                                                                       -------------
                                                                                          11,265,594
                                                                                       -------------
    Electrical & Electronics 5.0%
    ABB Ltd. ....................................      Switzerland         25,975          3,026,616
    Alcatel SA ..................................        France           187,175         12,325,948
    Fuji Photo Film Co. Ltd. ....................         Japan           450,000         18,458,485
    Hitachi Ltd. ................................         Japan         1,003,500         14,511,176
(a) Hyundai Electronics Industries Co. ..........      South Korea        100,000          1,973,050
    Koninklijke Philips Electronics NV ..........      Netherlands        124,928          5,915,650
    Marconi PLC .................................    United Kingdom       237,900          3,091,832
    Motorola Inc. ...............................     United States        30,300            880,594
    Sony Corp. ..................................         Japan            57,900          5,417,608
                                                                                       -------------
                                                                                          65,600,959
                                                                                       -------------
    Electronic Components & Instruments .1%
(a) Agilent Technologies Inc. ...................     United States         3,814            281,283
    Hewlett-Packard Co. .........................     United States        10,000          1,248,750
                                                                                       -------------
                                                                                           1,530,033
                                                                                       -------------
    Energy Equipment & Services .4%
    TransCanada PipeLines Ltd. ..................        Canada           623,900          4,758,095
                                                                                       -------------
    Energy Sources 6.6%
    Amerada Hess Corp. ..........................     United States        87,928          5,429,554
    Burlington Resources Inc. ...................     United States       193,400          7,397,550
    Eni SpA .....................................         Italy         2,469,050         14,294,948
    Norsk Hydro ASA .............................        Norway            47,000          1,979,480
    Occidental Petroleum Corp. ..................     United States       623,100         13,124,044
    Petroleo Brasileiro SA, ADR .................        Brazil           170,000          5,059,200
(a) Ranger Oil Ltd. .............................        Canada           273,050          1,455,824
(a) Renaissance Energy Ltd. .....................        Canada           254,800          2,467,693
    Repsol SA ...................................         Spain           200,000          3,997,163
    Shell Transport & Trading Co. PLC ...........    United Kingdom     1,632,853         13,830,196
    Societe Elf Aquitaine SA, Br. ...............        France            37,072          7,622,353
    Texaco Inc. .................................     United States       180,000          9,585,000
    Valero Energy Corp. .........................     United States        28,500            904,875
                                                                                       -------------
                                                                                          87,147,880
                                                                                       -------------
    Financial Services 3.3%
    AXA SA ......................................        France            20,880          3,302,404
    ING Groep NV ................................      Netherlands        164,034         11,132,249
    Lend Lease Corp. Ltd. .......................       Australia         485,500          6,211,145
    Merrill Lynch & Co. Inc. ....................     United States       125,000         14,375,000
    Nomura Securities Co. Ltd. ..................         Japan           340,000          8,338,925
                                                                                       -------------
                                                                                          43,359,723
                                                                                       -------------
    Food & Household Products 5.3%
    Archer-Daniels-Midland Co. ..................     United States       912,196          8,950,923
    H.J. Heinz Co. ..............................     United States       630,000         27,562,500
    Nabisco Group Holdings Corp. ................     United States       443,900         11,513,656
    Newell Rubbermaid Inc. ......................     United States        75,000          1,931,250
    Northern Foods PLC ..........................    United Kingdom     2,208,797          4,004,170
    PanAmerican Beverages Inc., A ...............        Mexico           150,000          2,240,625
    Sara Lee Corp. ..............................     United States       400,000          7,725,000
    Tate & Lyle PLC .............................    United Kingdom       450,000          2,285,526
    Unilever NV .................................      Netherlands        545,900          3,307,696
                                                                                       -------------
                                                                                          69,521,346
                                                                                       -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                 COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Forest Products & Paper 2.9%
    Assidoman AB ........................        Sweden           192,100      $  2,748,666
    Assidoman AB, 144A ..................        Sweden            57,630           824,600
    Bowater Inc. ........................     United States       225,000         9,928,125
    Carter Holt Harvey Ltd. .............      New Zealand      1,155,252         1,006,094
    Georgia-Pacific Timber Co. ..........     United States       222,200         4,805,075
    International Paper Co. .............     United States       200,000         5,962,500
    Metsa Serla OY, B ...................        Finland          270,000         2,005,770
    Stora Enso OYJ, R ...................        Finland          132,700         1,214,759
    UPM-Kymmene Corp. ...................        Finland          400,000         9,968,943
                                                                               ------------
                                                                                 38,464,532
                                                                               ------------
    Health & Personal Care 4.4%
    Abbott Laboratories .................     United States       445,370        19,846,801
    Aventis SA ..........................        France           260,002        19,053,289
(a) CellTech Group PLC ..................    United Kingdom       796,142        15,330,588
    Pharmacia Corp. .....................     United States        69,000         3,566,438
                                                                               ------------
                                                                                 57,797,116
                                                                               ------------
    Industrial Components 1.2%
    Goodyear Tire & Rubber Co. ..........     United States       269,000         5,380,000
    Michelin SA, B ......................        France           120,000         3,866,033
    Sandvik AB ..........................        Sweden           200,000         4,218,447
    Yamato Kogyo Co. Ltd. ...............         Japan           539,000         2,496,196
                                                                               ------------
                                                                                 15,960,676
                                                                               ------------
    Insurance 5.4%
    Ace Ltd. ............................        Bermuda          302,000         8,456,000
    Aetna Inc. ..........................     United States       110,000         7,060,625
    Allstate Corp. ......................     United States       457,700        10,183,825
    Partnerre Ltd. ......................        Bermuda          214,500         7,601,344
    Scor ................................        France             8,542           373,453
    Torchmark Corp. .....................     United States       273,400         6,749,563
    Unumprovident Corp. .................     United States        81,100         1,627,069
    XL Capital Ltd., A ..................        Bermuda          127,100         6,879,288
    Zurich Allied AG ....................      Switzerland         11,500         5,700,141
    Zurich Allied PLC ...................    United Kingdom     1,386,000        16,302,920
                                                                               ------------
                                                                                 70,934,228
                                                                               ------------
    Leisure & Tourism .3%
    Galileo International Inc. ..........     United States       160,000         3,340,000
                                                                               ------------
    Machinery & Engineering .9%
    CNH Global NV .......................      Netherlands        106,800           987,900
    Invensys PLC ........................    United Kingdom     1,769,383         6,629,461
    METSO OYJ ...........................        Finland          392,800         4,744,143
                                                                               ------------
                                                                                 12,361,504
                                                                               ------------
    Merchandising 6.4%
    Albertson's Inc. ....................     United States       512,800        17,050,600
    J.C. Penney Co. Inc. ................     United States       180,000         3,318,750
(a) Kmart Corp. .........................     United States     1,100,000         7,493,750
(a) Kroger Co. ..........................     United States       910,000        20,076,875
    Marks & Spencer PLC .................    United Kingdom     3,261,000        11,428,335
    Safeway PLC .........................    United Kingdom     3,223,718        12,542,131
    Sears, Roebuck & Co. ................     United States       255,900         8,348,738
    W.H. Smith PLC ......................    United Kingdom       673,850         4,014,109
                                                                               ------------
                                                                                 84,273,288
                                                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                      COUNTRY           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Metals & Mining 3.3%
    AK Steel Holding Corp. ...................................     United States         695,400      $  5,563,200
    Barrick Gold Corp. .......................................        Canada             668,800        12,120,948
    Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         129,100,000         4,049,045
    Corus Group PLC ..........................................    United Kingdom       2,000,000         2,914,150
    Industrias Penoles SA ....................................        Mexico           1,875,300         3,029,133
    Pohang Iron & Steel Co. Ltd. .............................      South Korea          127,102        11,053,066
    USX-U. S. Steel Group ....................................     United States         250,000         4,640,625
                                                                                                      ------------
                                                                                                        43,370,167
                                                                                                      ------------
    Multi-Industry 4.4%
    Amoy Properties Ltd. .....................................       Hong Kong         2,935,500         1,977,009
    Beijing Datang Power Generation Co. Ltd., H ..............         China           6,860,000         1,540,031
    Broken Hill Proprietary Co. Ltd. .........................       Australia           231,654         2,746,924
    Cheung Kong Holdings Ltd. ................................       Hong Kong         2,114,500        23,395,585
    Cheung Kong Infrastructure Holdings Ltd. .................       Hong Kong         1,768,000         2,903,083
    DESC SA de CV DESC, B ....................................        Mexico           5,237,300         3,351,957
    DESC SA de CV DESC, C ....................................        Mexico           2,671,800         1,682,853
    Hutchison Whampoa Ltd. ...................................       Hong Kong           207,570         2,609,503
    Pacific Dunlop Ltd. ......................................       Australia         1,979,000         1,770,402
    Swire Pacific Ltd., A ....................................       Hong Kong         2,463,800        14,412,438
    Swire Pacific Ltd., B ....................................       Hong Kong         1,304,000         1,062,230
                                                                                                      ------------
                                                                                                        57,452,015
                                                                                                      ------------
    Real Estate 1.4%
    China Resources Beijing Land Ltd. ........................         China           4,652,000           620,641
    General Growth Properties Inc. ...........................     United States         164,500         5,222,875
    Hang Lung Development Co. Ltd. ...........................       Hong Kong         3,624,000         2,812,618
    Highwoods Properties Inc. ................................     United States         107,900         2,589,600
    National Health Investors Inc. ...........................     United States         311,100         3,422,100
    New World Development Co. Ltd. ...........................       Hong Kong            13,457            15,019
    Rouse Co. ................................................     United States         180,000         4,455,000
                                                                                                      ------------
                                                                                                        19,137,853
                                                                                                      ------------
    Recreation & Other Consumer Goods .4%
    Eastman Kodak Co. ........................................     United States          89,600         5,331,200
                                                                                                      ------------
    Telecommunications 3.3%
    Cable & Wireless HKT Ltd. ................................       Hong Kong           209,746           461,450
(a) General Motors Corp., H ..................................     United States          18,000           526,500
    Nippon Telegraph & Telephone Corp. .......................         Japan                 848        11,300,789
    SK Telecom Co. Ltd., ADR .................................      South Korea          100,000         3,631,250
    Smartone Telecommunications Holdings Ltd. ................       Hong Kong           310,000           685,990
    Telecom Corp. of New Zealand Ltd. ........................      New Zealand        2,362,716         8,286,251
    Telecomunicacoes de Sao Paulo SA .........................        Brazil         276,690,000         3,021,504
    Telefonica de Argentina SA, ADR ..........................       Argentina            67,000         2,127,250
    Telefonos de Mexico SA (Telmex), ADR .....................        Mexico             229,855        13,130,467
                                                                                                      ------------
                                                                                                        43,171,451
                                                                                                      ------------
    Textiles & Apparel .3%
    Adidas-Salomon AG ........................................        Germany             80,000         4,417,009
                                                                                                      ------------
    Transportation 1.9%
    Airborne Freight Corp. ...................................     United States         272,000         5,151,000
    British Airways PLC ......................................    United Kingdom       1,745,832        10,036,479
    Peninsular & Oriental Steam Navigation Co. ...............    United Kingdom         294,200         2,507,450
    Singapore Airlines Ltd. ..................................       Singapore           703,100         6,953,736
                                                                                                      ------------
                                                                                                        24,648,665
                                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                   COUNTRY          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Utilities Electrical & Gas 8.0%
Centrais Eletricas Brasileiras SA (Eletrobras), ADR .......................        Brazil           514,400      $    5,144,000
CLP Holdings Ltd. .........................................................       Hong Kong       2,043,000           9,513,540
E.On AG ...................................................................        Germany          258,000          12,488,977
Endesa SA .................................................................         Spain           200,000           3,889,805
Entergy Corp. .............................................................     United States        97,900           2,661,656
Evn AG ....................................................................        Austria           83,370           3,116,665
Hong Kong Electric Holdings Ltd. ..........................................       Hong Kong       2,944,000           9,479,353
Iberdrola SA, Br. .........................................................         Spain           981,200          12,697,174
Korea Electric Power Corp. ................................................      South Korea        458,200          14,218,264
National Grid Group PLC ...................................................    United Kingdom       275,100           2,157,255
National Power PLC ........................................................    United Kingdom     1,802,600          11,474,837
Potomac Electric Power Co. ................................................     United States       100,000           2,500,000
Powergen PLC ..............................................................    United Kingdom       600,000           5,054,725
Thames Water Group PLC ....................................................    United Kingdom       530,800           6,826,144
Transportadora de Gas del Sur SA, B, ADR ..................................       Argentina         386,900           3,482,100
                                                                                                                 --------------
                                                                                                                    104,704,495
                                                                                                                 --------------
Total Common Stocks (Cost $1,115,126,998)..................................                                       1,172,708,668
                                                                                                                 --------------
Preferred Stocks 1.3%
Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd. ................        Brazil           158,760           1,686,825
Embotelladora Andina SA, B, ADR, pfd. .....................................         Chile           302,900           2,896,481
News Corp. Ltd., pfd. .....................................................       Australia         185,422           2,244,911
Petroleo Brasileiro SA, pfd. ..............................................        Brazil           157,470           4,757,270
Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................        Brazil           205,300           3,798,050
Volkswagen AG, pfd. .......................................................        Germany           60,000           1,432,077
                                                                                                                 --------------
Total Preferred Stocks (Cost $18,882,057)..................................                                          16,815,614
                                                                                                                 --------------
Total Investments before Repurchase Agreements (Cost $1,134,009,055).......                                       1,189,524,282
                                                                                                                 --------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                             PRINCIPAL
                                                                            COUNTRY           AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------
(b) Repurchase Agreements 9.4%
    Deutsche Bank AG, 6.80%, 7/03/00 (Maturity Value $40,022,667)
     Collaterized by U.S. Treasury Notes and Bonds ..................    United States     $40,000,000      $   40,000,000
    Dresdner Bank AG, 6.40%, 7/03/00 (Maturity Value $43,794,345)
     Collaterized by U.S. Treasury Notes and Bonds ..................    United States      43,771,000          43,771,000
    HSBC Securities Inc., 6.80%, 7/03/00 (Maturity Value $40,022,667)
     Collaterized by U.S. Treasury Notes and Bonds ..................    United States      40,000,000          40,000,000
                                                                                                            --------------
    Total Repurchase Agreements (Cost $123,771,000)..................                                          123,771,000
                                                                                                            --------------
    Total Investments (Cost $1,257,780,055) 99.8%....................                                        1,313,295,282
    Other Assets, less Liabilities .2% ..............................                                            2,688,014
                                                                                                            --------------
    Total Net Assets 100.0% .........................................                                       $1,315,983,296
                                                                                                            ==============

(a)Non-income producing
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $1,257,780,055
                                                           ==============
  Value ...............................................     1,313,295,282
 Receivables:
   Investment securities sold .........................         4,786,463
   Capital shares sold ................................         3,533,236
   Dividends and interest .............................         5,960,655
                                                           --------------
    Total assets ......................................     1,327,575,636
                                                           --------------
Liabilities:
 Payables:
   Investment securities purchased ....................         4,655,301
   Capital shares redeemed ............................         5,668,779
   Affiliates .........................................           897,842
 Funds advanced by custodian ..........................           130,936
 Other liabilities ....................................           239,482
                                                           --------------
    Total liabilities .................................        11,592,340
                                                           --------------
       Net assets, at value ...........................    $1,315,983,296
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $   12,535,658
 Net unrealized appreciation ..........................        55,515,227
 Accumulated net realized gain ........................       149,380,456
 Capital shares .......................................     1,098,551,955
                                                           --------------
       Net assets, at value ...........................    $1,315,983,296
                                                           ==============
Class 1:
 Net assets, at value .................................    $1,243,827,684
                                                           ==============
 Shares outstanding ...................................        93,801,883
                                                           ==============
 Net asset value and offering price per share .........    $        13.26
                                                           ==============
Class 2:
 Net assets, at value .................................    $   72,155,612
                                                           ==============
 Shares outstanding ...................................         5,459,676
                                                           ==============
 Net asset value and offering price per share .........    $        13.22
                                                           ==============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $1,390,890)
 Dividends .................................................    $   14,731,773
 Interest ..................................................         1,669,919
                                                                --------------
    Total investment income ................................        16,401,692
                                                                --------------
Expenses:
 Management fees (Note 3) ..................................         3,568,968
 Distribution fees - Class 2 (Note 3) ......................            34,064
 Custodian fees ............................................           176,100
 Reports to shareholders ...................................            34,000
 Professional fees (Note 3) ................................            38,200
 Trustees' fees and expenses ...............................             2,900
 Other .....................................................             8,351
                                                                --------------
    Total expenses .........................................         3,862,583
                                                                --------------
     Net investment income .................................        12,539,109
                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ..............................................       149,442,355
  Foreign currency transactions ............................           105,598
                                                                --------------
    Net realized gain ......................................       149,547,953
 Net unrealized depreciation on investments ................      (160,733,474)
                                                                --------------
Net realized and unrealized loss ...........................       (11,185,521)
                                                                --------------
Net increase in net assets resulting from operations .......    $    1,353,588
                                                                ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                            Six Months Ended     Year Ended
                                                                             June 30, 2000   December 31, 1999
                                                                           -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   12,539,109     $  13,240,797
  Net realized gain from investments and foreign currency transactions         149,547,953        72,994,064
  Net unrealized appreciation (depreciation) on investments ...........       (160,733,474)       47,953,928
                                                                           -----------------------------------
     Net increase in net assets resulting from operations .............          1,353,588       134,188,789
 Distributions to shareholders from:
  Net investment income:
    Class 1 ...........................................................        (11,099,754)      (15,661,321)
    Class 2 ...........................................................           (152,094)          (19,742)
  Net realized gains:
    Class 1 ...........................................................        (73,119,422)      (75,768,827)
    Class 2 ...........................................................         (1,029,478)          (95,513)
                                                                           -----------------------------------
 Total distributions to shareholders ..................................        (85,400,748)      (91,545,403)
 Capital share transactions (Note 2):
    Class 1 ...........................................................        620,018,983       (80,925,896)
    Class 2 ...........................................................         67,218,023         3,995,606
                                                                           -----------------------------------
 Total capital share transactions .....................................        687,237,006       (76,930,290)
     Net increase (decrease) in net assets ............................        603,189,846       (34,286,904)
Net assets:
 Beginning of period ..................................................        712,793,450       747,080,354
                                                                           -----------------------------------
 End of period ........................................................     $1,315,983,296     $ 712,793,450
                                                                           ===================================
Undistributed net investment income included in net assets:
 End of period ........................................................     $   12,535,658     $  11,248,397
                                                                           ===================================

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of issuers in foreign countries with emerging markets.

Effective May 1, 2000, the name of the Templeton Global Growth Fund changed to Templeton Growth Securities Fund, as a result of Fund mergers, as discussed in
Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                              Six Months Ended                      Year Ended
                                                               June 30, 2000                    December 31, 1999(a)
                                                     --------------------------------------------------------------------
                                                          Shares            Amount           Shares            Amount
Class 1 Shares:                                      --------------------------------------------------------------------
Shares sold ........................................      6,155,205    $   82,942,043        3,559,626    $   53,423,886
Shares issued on merger (Note 6) ...................     48,592,348       628,298,597               --                --
Shares issued in reinvestment of distributions .....      6,513,470        84,219,176        6,314,237        91,430,148
Shares redeemed ....................................    (12,780,815)     (175,440,833)     (15,136,586)     (225,779,930)
                                                     --------------------------------------------------------------------
Net increase (decrease) ............................     48,480,208    $  620,018,983       (5,262,723)   $  (80,925,896)
                                                     ====================================================================
Class 2 Shares:
Shares sold ........................................      5,301,315    $   73,217,208        3,228,083    $   46,873,543
Shares issued on merger (Note 6) ...................      4,308,381        55,535,000               --                --
Shares issued in reinvestment of distributions .....         91,595         1,181,572            7,976           115,255
Shares redeemed ....................................     (4,528,932)      (62,715,757)      (2,948,742)      (42,993,192)
                                                     --------------------------------------------------------------------
Net increase .......................................      5,172,359    $   67,218,023          287,317    $    3,995,606
                                                     ====================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       --------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Templeton Global Advisors Ltd. (TGAL)                           Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       ------------------------------------------------------------------
              1.00%          First $100 million
               .90%          Over $100 million, up to and including $250 million
               .80%          Over $250 million, up to and including $500 million
               .75%          Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $616 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and merger related expenses.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,259,349,622 was as follows:

       Unrealized appreciation .............  $  181,924,154
       Unrealized depreciation .............    (127,978,494)
                                              --------------
       Net unrealized appreciation .........  $   53,945,660
                                              ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $912,419,966 and $512,178,868, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP - Templeton Stock Fund's shareholders. The merger was accomplished by a tax-free exchange of 48,592,348 Class 1 shares and 4,308,381 Class 2 shares of the FTVIPT - Templeton Growth Securities Fund (valued at $12.93 per share and $12.89 per share, respectively) for the net assets of the TVP - Templeton Stock Fund which aggregated $683,833,597, including $122,735,093 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Growth Securities Fund immediately after the merger were $1,325,793,044.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on April 26, 2000.

                                          Class 1                      Class 2
                               ---------------------------------------------------------
                                Foreign Tax      Foreign      Foreign Tax      Foreign
                                    Paid      Source Income       Paid      Source Income
Country                          Per Share      Per Share      Per Share      Per Share
-----------------------------------------------------------------------------------------
Argentina ....................     0.0000         0.0177         0.0000         0.0175
Australia ....................     0.0011         0.0226         0.0011         0.0224
Austria ......................     0.0011         0.0068         0.0011         0.0067
Belgium ......................     0.0011         0.0060         0.0011         0.0059
Bermuda ......................     0.0000         0.0035         0.0000         0.0034
Brazil .......................     0.0026         0.0167         0.0026         0.0166
Canada .......................     0.0004         0.0022         0.0004         0.0021
China ........................     0.0000         0.0042         0.0000         0.0041
Ecuador ......................     0.0000         0.0003         0.0000         0.0003
Finland ......................     0.0030         0.0165         0.0030         0.0163
France .......................     0.0017         0.0115         0.0017         0.0114
Germany ......................     0.0003         0.0024         0.0003         0.0024
Hong Kong ....................     0.0000         0.0410         0.0000         0.0406
Hungary ......................     0.0005         0.0019         0.0005         0.0019
India ........................     0.0000         0.0059         0.0000         0.0058
Italy ........................     0.0004         0.0024         0.0004         0.0023
Japan ........................     0.0017         0.0094         0.0017         0.0093
Mexico .......................     0.0003         0.0044         0.0003         0.0043
Netherlands ..................     0.0020         0.0108         0.0020         0.0107
New Zealand ..................     0.0002         0.0008         0.0002         0.0008
Norway .......................     0.0004         0.0022         0.0004         0.0022
Philippines ..................     0.0002         0.0008         0.0002         0.0008
Singapore ....................     0.0011         0.0040         0.0011         0.0040
South Africa .................     0.0000         0.0072         0.0000         0.0071
South Korea ..................     0.0013         0.0065         0.0013         0.0064
Spain ........................     0.0014         0.0074         0.0014         0.0073
Sweden .......................     0.0016         0.0100         0.0016         0.0099
Switzerland ..................     0.0006         0.0033         0.0006         0.0033
Thailand .....................     0.0003         0.0026         0.0003         0.0025
United Kingdom ...............     0.0103         0.0780         0.0103         0.0772
                                  ----------------------------------------------------
TOTAL ........................    $0.0336        $0.3090        $0.0336        $0.3055
                                  ====================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                   TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund (formerly Templeton International Fund) seeks long-term capital growth. The
Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------
During the six months under review, global economies appeared to be improving, although most trailed the U.S. economy's growth rate. In our view, Europe displayed slow but steady improvement in manufacturing output, unemployment rates slightly declined and consumer confidence increased. The euro has fallen significantly since its introduction, but a more positive economic outlook for Europe should help benefit the currency. The U.K. was the exception to the European recovery, where the strong pound negatively impacted the manufacturing sector, as it made exports more expensive. However, we believe U.K. interest rate hikes are near an end because of its sluggish economy.

It was hard to find evidence of Japan's recovery as economists and strategists argued whether the Japanese economy was actually recovering after a 10-year slumber. Latin American countries, particularly Brazil, made steady gains but seemed to remain closely tied to U.S. interest-rate cycles, making them vulnerable to further interest-rate hikes.

Extreme market volatility characterized the first half of 2000. Statistics indicate that 1998 and 1999 were the worst two years since 1975 for value investors like us.(1) The first quarter of 2000 continued this trend, with high growth stocks significantly outperforming value stocks regardless of valuation. This trend appeared to moderate near the end of the quarter as many investors seemed to assess the varying impacts of accelerating global economic growth, higher commodity prices and global central bank tightening. The resultant market broadening to include more economically sensitive stocks benefited the Fund in the second quarter of 2000.

(1) Source: Morgan Stanley Capital International.

This chart in pie format shows the geographic distribution of Templeton International Securities Fund as a percentage of total net assets on 6/30/00.

Europe                                                            60.1%
Asia                                                              17.8%
Latin America                                                      7.2%
Australia/New Zealand                                              4.4%
North America                                                      3.8%
Mid-East/Africa                                                    1.7%
Short-Term Investments & Other Net Assets                          5.0%

   Top 10 Holdings
   Templeton International
   Securities Fund
   6/30/00

   Company                       % of Total
   Sector, Country               Net Assets
   ----------------------------------------
   Cheung Kong
   Holdings Ltd.                   2.3%
   Multi-Industry,
   Hong Kong

   Total Fina Elf SA, B            2.1%
   Energy Sources, France

   AXA SA                          2.0%
   Financial Services, France

   Nomura Securities Co. Ltd.      1.9%
   Financial Services, Japan

   Nordic Baltic Holding AB        1.9%
   Banking, Sweden

   Elan Corp., PLC, ADR            1.9%
   Health & Personal Care,
   Irish Republic

   Aventis SA                      1.9%
   Health & Personal Care,
   France

   Nippon Telegraph &
   Telephone Corp.                 1.8%
   Telecommunications,
   Japan

   Koninklijke Philips
   Electronics NV                  1.8%
   Electrical & Electronics,
   Netherlands

   Muenchener
   Rueckversicherungs-             1.7%
   Gesellschaft
   Insurance, Germany

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the period, especially in the first three months, the Fund sought to take advantage of the extreme market conditions to decrease our telecommunications and technology positions. We reduced our holdings in Portugal Telecom, while eliminating our holdings in Nintendo and Telefonica de Argentina. As a result of these changes, our telecommunications weighting declined slightly from 8.9% of total net assets on January 1, 2000, to 8.3% at the end of the period. We reinvested proceeds from the sale of these securities in a number of what we consider to be out-of-favor sectors with solid growth expectations, including pharmaceuticals (Elan Corp. and Merck KGAA), aerospace (BAE Systems), energy (Eni SpA and Repsol), transportation (Stagecoach Holdings) and machinery and engineering (Komatsu).

We also benefited from corporate merger activity during the six months under review, as Alcatel acquired Fund position Newbridge Networks, and three of our Latin American telecommunications holdings -- Telefonica de Argentina, Telefonica del Peru and Telecomunicacoes de Sao Paulo -- were acquired by Spain's Telefonica SA. Our exposure to Latin America will likely decline as Telefonica SA consumes these stocks, and we were recently unable to identify bargains in the region and reinvest the proceeds. We continue to believe that if valuation gaps between growth and value stocks remain at historically high levels, the consequence will be increased merger, acquisition and buyout activity.

Looking forward, we expect global markets to remain volatile due to questions surrounding the direction of interest rates, the U.S. economy's health and the sustainability of growth rates needed to maintain historically high valuations in the technology, media and telecommunications sectors. We see tremendous value opportunities in the U.K. market's utilities, engineering and retail sectors. Furthermore, we do not hedge our currency exposure and stand to benefit from any recovery in the euro. In Japan, ongoing market uncertainty created opportunities to purchase economically sensitive stocks while providing us the ability to reduce our holdings in highly valued, "new economy" stocks.

We are primarily invested in what we view as low price-to-earnings (P/E) multiple stocks and feel well-positioned to take advantage of any declines in the high P/E sectors, as our long-term outlook allows us to purchase growth stocks at low valuations. In our opinion, the historically high valuation levels placed on growth companies represent a potential risk. If the global economic trends turn unfavorable, it would potentially limit corporate earnings growth or lead to higher interest rates. As always, the Templeton research team will scour the world seeking those shares selling at the lowest value in relation to their long-term earnings potential, since such shares can help reduce risk while offering the potential for attractive, long-term returns.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton International
Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton International Securities Fund - Class 2 delivered a +0.50% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton International Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                Since      Since Class 2
                                                              Inception      Inception
                                    1-Year        5-Year       (5/1/92)       (5/1/97)
 ----------------------------------------------------------------------------------------
 Average Annual Total Return       +12.44%        +15.34%       +14.32%       +13.14%
 Cumulative Total Return           +12.44%       +104.10%      +198.21%       +47.79%
 Value of $10,000 Investment       $11,244         20,410       $29,821       $14,779

* Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton International Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights

                                                                                 Class 1
                                               -------------------------------------------------------------------------------------
                                               Six Months Ended                      Year Ended December 31,
                                                 June 30, 2000   -------------------------------------------------------------------
                                                  (unaudited)         1999            1998         1997         1996         1995
                                               -------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $22.25           $20.69        $20.18       $18.40       $15.13       $13.22
                                               -------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................           .25              .33           .60          .49          .43          .23
 Net realized and unrealized gains (losses) ...          (.27)            3.78          1.29         2.01         3.15         1.83
                                               -------------------------------------------------------------------------------------
Total from investment operations ..............          (.02)            4.11          1.89         2.50         3.58         2.06
                                               -------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.43)            (.57)         (.49)        (.51)        (.24)        (.10)
 Net realized gains ...........................         (2.49)           (1.98)         (.89)        (.21)        (.07)        (.05)
                                               -------------------------------------------------------------------------------------
Total distributions ...........................         (2.92)           (2.55)        (1.38)        (.72)        (.31)        (.15)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period ................        $19.31           $22.25        $20.69       $20.18       $18.40       $15.13
                                               =====================================================================================
Total return(b) ...............................          .57%           23.61%         9.33%       13.95%       24.04%       15.78%

Ratios/supplemental data
Net assets, end of period (000's) .............    $1,652,815       $1,056,798      $980,470     $938,410     $682,984     $353,141
Ratios to average net assets:
 Expenses .....................................          .84%(a)          .85%          .86%         .81%         .65%         .71%
 Net investment income ........................         2.57%(a)         1.69%         2.81%        2.70%        3.23%        2.36%
Portfolio turnover rate .......................        21.83%           30.04%        29.56%       16.63%        9.46%        5.19%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights (continued)

                                                                                   Class 2
                                                        -------------------------------------------------------------
                                                         Six Months Ended            Year Ended December 31,
                                                           June 30, 2000     ----------------------------------------
                                                            (unaudited)          1999           1998         1997(c)
                                                        -------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $22.13              $20.61        $20.14        $18.40
                                                        -------------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................           .22                 .25           .59           .07
 Net realized and unrealized gains (losses) .........          (.26)               3.78          1.25          1.67
                                                        -------------------------------------------------------------
Total from investment operations ....................          (.04)               4.03          1.84          1.74
                                                        -------------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.38)               (.53)         (.48)           --
 Net realized gains .................................         (2.49)              (1.98)         (.89)           --
                                                        -------------------------------------------------------------
Total distributions .................................         (2.87)              (2.51)        (1.37)           --
                                                        -------------------------------------------------------------
Net asset value, end of period ......................        $19.22              $22.13        $20.61        $20.14
                                                        =============================================================
Total return(b) .....................................          .50%              23.23%         9.08%         9.46%
Ratios/supplemental data
Net assets, end of period (000's) ...................      $157,908            $101,365       $39,886       $17,606
Ratios to average net assets:
 Expenses ...........................................         1.09%(a)            1.10%         1.11%         1.13%(a)
 Net investment income ..............................         2.30%(a)            1.26%         2.69%         1.14%(a)
Portfolio turnover rate .............................        21.83%              30.04%        29.56%        16.63%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31,1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                        COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
    Common Stocks 91.2%
    Aerospace & Military Technology 2.1%
    BAE Systems PLC ............................................    United Kingdom     4,744,725     $ 29,377,546
    Hong Kong Aircraft Engineering Co. Ltd. ....................       Hong Kong         947,080        1,822,406
    Saab AB, B .................................................        Sweden           726,900        6,132,778
                                                                                                     ------------
                                                                                                       37,332,730
                                                                                                     ------------
    Automobiles 2.6%
    Autoliv Inc., SDR ..........................................        Sweden           675,450       16,634,044
    Volkswagen AG ..............................................        Germany          312,000       12,052,452
    Volvo AB, B ................................................        Sweden           843,780       18,422,514
                                                                                                     ------------
                                                                                                       47,109,010
                                                                                                     ------------
    Banking 8.5%
    Australia & New Zealand Banking Group Ltd. .................       Australia       2,938,850       22,603,010
    Banca Nazionale del Lavoro SpA .............................         Italy         5,635,000       19,823,291
    Banco Popular Espanol SA ...................................         Spain           124,800        3,875,925
    Bank Austria AG ............................................        Austria           96,320        4,710,562
    Bank Austria AG, 144A ......................................        Austria          230,146       11,255,367
    BPI Socieda de Gestora de Participacoes Socias SA ..........       Portugal        1,609,890        5,709,705
    Credicorp Ltd. .............................................         Peru            292,160        2,629,440
    Foreningssparbanken AB, A ..................................        Sweden           472,500        6,949,322
    HSBC Holdings PLC ..........................................       Hong Kong         636,400        7,265,865
    HSBC Holdings PLC, ADR .....................................       Hong Kong         180,600       10,463,513
    National Bank of Canada ....................................        Canada           897,620       13,388,272
    Nordic Baltic Holding AB, FDR ..............................        Sweden         4,763,875       34,796,142
    Unibanco Uniao de Bancos Brasileiros SA, GDR ...............        Brazil           358,700       10,312,625
                                                                                                     ------------
                                                                                                      153,783,039
                                                                                                     ------------
    Broadcasting & Publishing 1.5%
    Wolters Kluwer NV ..........................................      Netherlands      1,030,100       27,548,589
                                                                                                     ------------
    Building Materials & Components .6%
    Caradon PLC ................................................    United Kingdom     3,265,240        7,464,027
    Hepworth PLC ...............................................    United Kingdom     1,330,100        3,795,568
                                                                                                     ------------
                                                                                                       11,259,595
                                                                                                     ------------
    Chemicals 4.2%
    Akzo Nobel NV ..............................................      Netherlands        564,580       24,082,483
    BASF AG ....................................................        Germany          474,430       19,327,552
    Clariant AG ................................................      Switzerland         54,500       20,310,559
    Imperial Chemical Industries PLC ...........................    United Kingdom       857,000        6,584,124
    Kemira OY ..................................................        Finland        1,088,632        5,321,904
                                                                                                     ------------
                                                                                                       75,626,622
                                                                                                     ------------
    Construction & Housing .4%
    Fletcher Challenge Building Ltd. ...........................      New Zealand      6,285,000        6,686,579
                                                                                                     ------------
    Electrical & Electronics 8.5%
    ABB Ltd. ...................................................      Switzerland         64,840        7,785,505
    Alcatel SA .................................................        France           245,175       16,145,396
    Alcatel SA, ADR ............................................        France           338,791       22,529,575
    Hitachi Ltd. ...............................................         Japan         1,850,000       26,752,044
(a) Hyundai Electronics Industries Co. .........................      South Korea        875,000       17,264,187
    Koninklijke Philips Electronics NV .........................      Netherlands        694,974       32,908,742
    Nokia Corp., A .............................................        Finland          153,800        7,879,884
    Sony Corp. .................................................         Japan           237,900       22,259,912
                                                                                                     ------------
                                                                                                      153,525,245
                                                                                                     ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                 COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Components & Instruments 1.5%
    Williams PLC ........................................    United Kingdom     4,674,600     $ 27,209,589
                                                                                              ------------
    Energy Sources 6.3%
    Eni SpA .............................................         Italy         3,631,060       21,022,586
    PC Holdings SA, ADR .................................       Argentina         316,142        5,789,350
    Repsol SA, Br. ......................................         Spain         1,253,400       25,050,219
    Shell Transport & Trading Co. PLC ...................    United Kingdom     2,882,342       24,413,315
    Total Fina Elf SA, B ................................        France           243,338       37,460,299
                                                                                              ------------
                                                                                               113,735,769
                                                                                              ------------
    Financial Services 6.4%
    AXA SA ..............................................        France           208,400       32,960,776
    AXA SA, 144A ........................................        France            17,366        2,746,626
    ING Groep NV ........................................      Netherlands        386,631       26,238,905
    Nomura Securities Co. Ltd. ..........................         Japan         1,432,425       35,132,015
(a) Royal Bank of Scotland Group PLC ....................    United Kingdom     1,118,729       18,612,451
                                                                                              ------------
                                                                                               115,690,773
                                                                                              ------------
    Food & Household Products 1.5%
    Northern Foods PLC ..................................    United Kingdom     3,278,607        5,943,552
    Panamerican Beverages Inc., A .......................        Mexico           290,000        4,331,875
    Tate & Lyle PLC .....................................    United Kingdom     3,303,500       16,778,301
                                                                                              ------------
                                                                                                27,053,728
                                                                                              ------------
    Forest Products & Paper 1.0%
    Stora Enso OYJ, R ...................................        Finland        1,002,730        9,203,029
    UPM-Kymmene Corporation .............................        Finland          351,000        8,747,747
                                                                                              ------------
                                                                                                17,950,776
                                                                                              ------------
    Health & Personal Care 9.0%
    Aventis SA ..........................................        France           464,880       34,067,018
(a) CellTech Group PLC ..................................    United Kingdom     1,003,271       19,319,084
(a) Elan Corp. PLC, ADR .................................    Irish Republic       718,225       34,789,023
    Internatio-Muller NV ................................      Netherlands        240,308        4,146,260
    Mayne Nickless Ltd., A ..............................       Australia       5,353,320       11,024,453
    Merck KGAA ..........................................        Germany          636,150       19,513,055
    Nycomed Amersham PLC ................................    United Kingdom     1,575,700       15,300,385
    Teva Pharmaceutical Industries Ltd., ADR ............        Israel           462,545       25,642,338
                                                                                              ------------
                                                                                               163,801,616
                                                                                              ------------
    Insurance 5.9%
    Ace Ltd. ............................................        Bermuda          853,045       23,885,260
    Muenchener Rueckversicherungs-Gesellschaft ..........        Germany           95,520       30,031,977
    Scor ................................................        France           250,000       10,929,891
    XL Capital Ltd., A ..................................        Bermuda          170,450        9,225,606
    Zurich Allied AG ....................................      Switzerland         44,800       22,205,768
    Zurich Allied PLC ...................................    United Kingdom       920,100       10,822,739
                                                                                              ------------
                                                                                               107,101,241
                                                                                              ------------
    Machinery & Engineering 2.4%
    IHC Caland NV .......................................      Netherlands        187,500        9,166,155
    Invensys PLC ........................................    United Kingdom     3,139,529       11,763,075
    Komatsu Ltd. ........................................         Japan         3,191,000       22,498,804
                                                                                              ------------
                                                                                                43,428,034
                                                                                              ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                              COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Merchandising 2.4%
Hudsons Bay Co. ......................................        Canada            360,774     $  3,822,739
Marks & Spencer PLC ..................................    United Kingdom      4,772,000       16,723,708
Safeway PLC ..........................................    United Kingdom      4,943,186       19,231,857
Storehouse ...........................................    United Kingdom      6,812,781        4,486,367
                                                                                            ------------
                                                                                              44,264,671
                                                                                            ------------
Metals & Mining 3.7%
Anglo American Platinum Corp. Ltd. ...................     South Africa         145,609        4,196,460
Barrick Gold Corp. ...................................        Canada          1,042,900       18,828,086
Boehler-Uddeholm AG ..................................        Austria            64,505        2,266,121
Boehler-Uddeholm AG, 144A ............................        Austria            60,855        2,137,894
Corus Group PLC ......................................    United Kingdom      8,123,200       11,836,111
Industrias Penoles SA ................................        Mexico          1,893,000        3,057,723
Ispat International NV, A ............................      Netherlands         227,600        2,162,200
Pohang Iron & Steel Co. Ltd. .........................      South Korea         128,901       11,209,511
WMC Ltd. .............................................       Australia        2,399,500       10,766,027
                                                                                            ------------
                                                                                              66,460,133
                                                                                            ------------
Multi-Industry 4.4%
Broken Hill Proprietary Co. Ltd. .....................       Australia          945,543       11,212,129
Cheung Kong Holdings Ltd. ............................       Hong Kong        3,792,825       41,965,179
Elementis PLC ........................................    United Kingdom      5,428,174        6,450,666
Hanson PLC ...........................................    United Kingdom        446,211        3,147,802
Next PLC .............................................    United Kingdom        775,500        6,814,989
Swire Pacific Ltd., B ................................       Hong Kong       13,622,100       11,096,473
                                                                                            ------------
                                                                                              80,687,238
                                                                                            ------------
Telecommunications 8.3%
Cia de Telecomunicaciones de Chile SA, ADR ...........         Chile            431,500        7,820,938
Korea Telecom Corp., ADR .............................      South Korea         163,020        7,886,093
Nippon Telegraph & Telephone Corp. ...................         Japan              2,510       33,449,270
Philippine Long Distance Telephone Co., ADR ..........      Philippines         722,400       12,822,600
Portugal Telecom SA ..................................       Portugal           808,010        9,108,352
Smartone Telecommunications Holdings Ltd. ............       Hong Kong        7,652,000       16,932,895
Telecom Corp. of New Zealand Ltd. ....................      New Zealand       5,087,400       17,841,955
Telecom Italia SpA, di Risp ..........................         Italy          1,887,750       12,545,311
Telefonica del Peru SA, ADR ..........................         Peru             267,700        3,045,088
Telefonica del Peru SA, B ............................         Peru           5,365,602        7,722,836
Telefonos de Mexico SA (Telmex), L, ADR ..............        Mexico            360,760       20,608,415
                                                                                            ------------
                                                                                             149,783,753
                                                                                            ------------
Transportation 2.9%
British Airways PLC ..................................    United Kingdom      2,575,000       14,803,219
Koninklijke Nedlloyd Groep NV ........................      Netherlands         216,300        4,206,824
Peninsular & Oriental Steam Navigation Co. ...........    United Kingdom      1,355,414       11,552,115
Seino Transportation Co. Ltd. ........................         Japan            552,000        2,785,955
Stagecoach Holdings PLC ..............................    United Kingdom     16,914,690       18,756,544
                                                                                            ------------
                                                                                              52,104,657
                                                                                            ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                     COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Utilities Electrical & Gas 7.1%
    CLP Holdings Ltd. .........................................................     Hong Kong      4,081,000    $   19,003,797
    E.On AG ...................................................................      Germany         465,650        22,540,667
    Evn AG ....................................................................      Austria          23,475           877,579
    Gener SA, ADR .............................................................       Chile          303,800         4,462,063
    Hong Kong Electric Holdings Ltd. ..........................................     Hong Kong      4,062,365        13,080,364
    Iberdrola SA, Br. .........................................................       Spain        1,575,700        20,390,275
    Korea Electric Power Corp. ................................................    South Korea       250,000         7,757,674
    National Power PLC ........................................................  United Kingdom    1,972,900        12,558,918
    Thames Water Group PLC ....................................................  United Kingdom    2,223,811        28,598,444
                                                                                                                --------------
                                                                                                                   129,269,781
                                                                                                                --------------
    Total Common Stocks (Cost $1,444,014,133)..................................                                  1,651,413,168
                                                                                                                --------------
    Preferred Stocks 3.8%
    Cia Vale do Rio Doce, A, ADR, pfd. ........................................      Brazil          350,400         9,898,800
    Embratel Participacoes SA, ADR, pfd. ......................................      Brazil          420,490         9,934,076
    Petroleo Brasileiro SA, pfd. ..............................................      Brazil          300,000         9,063,193
    Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................      Brazil          221,950        21,556,894
    Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................      Brazil          556,750        10,299,875
    Telemig Celular SA, C, pfd. ...............................................      Brazil        1,705,000            43,476
    Tele Norte Leste Participacoes SA, ADR, pfd. ..............................      Brazil           11,702           276,460
    Volkswagen AG, pfd. .......................................................      Germany         275,000         6,563,686
                                                                                                                --------------
    Total Preferred Stocks (Cost $57,239,299)..................................                                     67,636,460
                                                                                                                --------------
    Total Investments before Repurchase Agreements (Cost $1,501,253,432).......                                  1,719,049,628
                                                                                                                --------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                  ---------
(b) Repurchase Agreements 4.4%
    Dresdner Bank AG, 6.40%, 7/03/00 (Maturity Value $20,111,721)
    Collateralized by U.S. Treasury Notes and Bonds ...........................   United States   20,101,000        20,101,000
    Paribas Corp., 6.85%, 7/03/00 (Maturity Value $60,034,250)
    Collateralized by U.S. Treasury Notes and Bonds ...........................   United States   60,000,000        60,000,000
                                                                                                                --------------
    Total Repurchase Agreements (Cost $80,101,000).............................                                     80,101,000
                                                                                                                --------------
    Total Investments (Cost $1,581,354,432) 99.4%..............................                                  1,799,150,628
    Other Assets, less Liabilities .6% ........................................                                     11,571,531
                                                                                                                --------------
    Total Net Assets 100.0% ...................................................                                 $1,810,722,159
                                                                                                                ==============

(a)Non-income producing
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $1,581,354,432
                                                           ==============
  Value ...............................................     1,799,150,628
 Receivables:
  Investment securities sold ..........................         2,267,482
  Capital shares sold .................................         6,717,850
  Dividends and interest ..............................         6,526,687
                                                           --------------
   Total assets .......................................     1,814,662,647
                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased .....................           437,841
  Capital shares redeemed .............................         1,933,327
  Affiliates ..........................................         1,193,236
 Funds advanced by custodian ..........................            30,240
 Other liabilities ....................................           345,844
                                                           --------------
   Total liabilities ..................................         3,940,488
                                                           --------------
    Net assets, at value ..............................    $1,810,722,159
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $   11,204,261
 Net unrealized appreciation ..........................       217,796,196
 Accumulated net realized gain ........................        30,262,822
 Capital shares .......................................     1,551,458,880
                                                           --------------
    Net assets, at value ..............................    $1,810,722,159
                                                           ==============
Class 1:
 Net assets, at value .................................    $1,652,814,646
                                                           ==============
 Shares outstanding ...................................        85,603,213
                                                           ==============
 Net asset value and offering price per share .........    $        19.31
                                                           ==============
Class 2:
 Net assets, at value .................................    $  157,907,513
                                                           ==============
 Shares outstanding ...................................         8,217,632
                                                           ==============
 Net asset value and offering price per share .........    $        19.22
                                                           ==============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment Income:
 (net of foreign taxes of $2,589,021)
 Dividends ...................................................    $  20,559,326
 Interest ....................................................        2,063,681
                                                                  -------------
  Total investment income ....................................       22,623,007
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        4,489,442
 Administrative fees (Note 3) ................................          665,140
 Distribution fees - Class 2 (Note 3) ........................          153,708
 Custodian fees ..............................................          263,000
 Reports to shareholders .....................................          124,000
 Professional fees (Note 3) ..................................           35,400
 Trustees' fees and expenses .................................            6,500
 Other .......................................................            3,227
                                                                  -------------
  Total expenses .............................................        5,740,417
                                                                  -------------
   Net investment income .....................................       16,882,590
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................       79,041,160
  Foreign currency transactions ..............................       (1,372,970)
                                                                  -------------
   Net realized gain .........................................       77,668,190
 Net unrealized depreciation on investments ..................      (47,373,112)
                                                                  -------------
Net realized and unrealized gain .............................       30,295,078
                                                                  -------------
Net increase in net assets resulting from operations .........    $  47,177,668
                                                                  =============


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                           Six Months Ended        Year Ended
                                                                             June 30, 2000      December 31, 1999
                                                                          ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   16,882,590       $   17,320,878
  Net realized gain from investments and foreign currency transactions          77,668,190           84,997,543
  Net unrealized appreciation (depreciation) on investments ...........        (47,373,112)         128,046,409
                                                                          ---------------------------------------
   Net increase in net assets resulting from operations ...............         47,177,668          230,364,830
 Distributions to shareholders from:
  Net investment income:
    Class 1 ...........................................................        (20,195,709)         (26,406,410)
    Class 2 ...........................................................         (2,255,259)          (1,047,921)
  Net realized gains:
    Class 1 ...........................................................       (118,600,706)         (91,727,528)
    Class 2 ...........................................................        (14,798,195)          (3,898,692)
                                                                          ---------------------------------------
 Total distributions to shareholders ..................................       (155,849,869)        (123,080,551)
 Capital share transactions: (Note 2)
    Class 1 ...........................................................        692,644,895          (14,797,710)
    Class 2 ...........................................................         68,586,998           45,319,734
                                                                          ---------------------------------------
 Total capital share transactions .....................................        761,231,893           30,522,024
     Net increase in net assets .......................................        652,559,692          137,806,303
Net assets:
 Beginning of period ..................................................      1,158,162,467        1,020,356,164
                                                                          ---------------------------------------
 End of period ........................................................     $1,810,722,159       $1,158,162,467
                                                                          =======================================
Undistributed net investment income included in net assets:
 End of period ........................................................     $   11,204,261       $   16,772,639
                                                                          =======================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of smaller companies outside the U.S., including emerging markets.

Effective May 1, 2000, the name of the Templeton International Equity Fund changed to Templeton International Securities Fund, as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                              Six Months Ended                       Year Ended
                                                               June 30, 2000                     December 31, 1999
                                                     -----------------------------------------------------------------------
                                                          Shares            Amount           Shares             Amount
Class 1 Shares:                                      -----------------------------------------------------------------------
Shares sold ........................................      6,115,864    $  117,487,707        4,898,075    $     98,598,572
Shares issued on merger (Note 6) ...................     35,794,416       651,458,377               --                  --
Shares issued on reinvestment of distributions .....      7,326,842       138,796,415        6,924,615         118,133,938
Shares redeemed ....................................    (11,133,746)     (215,097,604)     (11,722,543)       (231,530,220)
                                                        ------------------------------------------------------------------
Net increase (decrease) ............................     38,103,376    $  692,644,895          100,147    $    (14,797,710)
                                                        ==================================================================
Class 2 Shares:
Shares sold ........................................     21,038,739    $  409,844,354       57,320,488    $  1,117,974,227
Shares issued on merger (Note 6) ...................        177,521         3,216,683               --                  --
Shares issued on reinvestment of distributions .....        904,695        17,053,454          290,806           4,946,613
Shares redeemed ....................................    (18,483,041)     (361,527,493)     (54,967,087)     (1,077,601,106)
                                                        ------------------------------------------------------------------
Net increase .......................................      3,637,914    $   68,586,998        2,644,207    $     45,319,734
                                                        ==================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
---------------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Templeton Investment Counsel, Inc. (TICI)                       Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .75%          First $200 million
               .675%         Over $200 million, up to and including $1.3 billion
               .60%          Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Fund for the services.

Included in professional fees are legal fees of $97 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred capital losses and/or deferred currency losses of $1,004,292 occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and merger related expenses.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

     Unrealized appreciation .............  $  399,857,380
     Unrealized depreciation .............    (182,061,184)
                                            --------------
     Net unrealized appreciation .........  $  217,796,196
                                            ==============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $267,634,383 and $325,183,049, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton International Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - Templeton International Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton International Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton International Securities Fund reflect the financial statements of TVP - Templeton International Fund. Immediately preceding the merger, FTVIPT - Templeton International Securities Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6496 existing Class 1 share and one new Class 2 share for each .6496 existing Class 2 share. As a result, the FTVIPT - Templeton International Securities Fund net asset value per share was $18.20 for Class 1 and $18.12 for Class 2 on May 1, 2000. TVP - Templeton International Fund's shareholders contributed net assets having an aggregate value of $1,071,394,151 (including $137,586,448 of unrealized appreciation) in exchange for 35,794,416 Class 1 shares and 177,521 Class 2 shares (post-split) of the FTVIPT - Templeton International Securities Fund. Immediately prior to the merger, FTVIPT - Templeton International Securities Fund had net assets of $654,675,060 (including unrealized appreciation of $16,819,111). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton International Securities Fund were $1,726,069,211.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 29, 1999.

                                        Class 1                      Class 2
                             ----------------------------------------------------------
                              Foreign Tax      Foreign      Foreign Tax      Foreign
                                  Paid      Source Income       Paid      Source Income
Country                        Per Share      Per Share      Per Share      Per Share
---------------------------------------------------------------------------------------
Argentina ...................     0.0000         0.0137         0.0000         0.0130
Australia ...................     0.0016         0.0290         0.0016         0.0276
Austria .....................     0.0007         0.0034         0.0007         0.0033
Bermuda .....................     0.0000         0.0039         0.0000         0.0037
Brazil ......................     0.0047         0.0386         0.0047         0.0367
Canada ......................     0.0011         0.0059         0.0011         0.0056
China .......................     0.0000         0.0030         0.0000         0.0029
Czech Republic ..............     0.0004         0.0000         0.0004         0.0000
Finland .....................     0.0032         0.0169         0.0032         0.0161
France ......................     0.0025         0.0175         0.0025         0.0166
Germany .....................     0.0001         0.0006         0.0001         0.0006
Hong Kong ...................     0.0000         0.0256         0.0000         0.0243
Italy .......................     0.0036         0.0187         0.0036         0.0179
Japan .......................     0.0001         0.0006         0.0001         0.0005
Mexico ......................     0.0004         0.0044         0.0004         0.0042
Netherlands .................     0.0060         0.0490         0.0060         0.0467
New Zealand .................     0.0021         0.0108         0.0021         0.0103
Norway ......................     0.0016         0.0088         0.0016         0.0084
Peru ........................     0.0000         0.0035         0.0000         0.0033
Portugal ....................     0.0007         0.0035         0.0007         0.0033
South Africa ................     0.0000         0.0059         0.0000         0.0056
South Korea .................     0.0006         0.0027         0.0006         0.0026
Spain .......................     0.0036         0.0206         0.0036         0.0197
Sweden ......................     0.0032         0.0202         0.0032         0.0192
Switzerland .................     0.0023         0.0141         0.0023         0.0134
United Kingdom ..............     0.0178         0.1568         0.0178         0.1497
                              ---------------------------------------------------------
TOTAL .......................    $0.0563        $0.4777        $0.0563        $0.4552
                              =========================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                            TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Smaller Companies Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of smaller companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------
Concerns about rising U.S. interest rates during the six months under review seemed to temper market performance despite otherwise favorable economic and corporate fundamentals globally. Accordingly, world markets saw highly mixed performance for the first half of 2000. For much of the period, technology, media and telecommunications stocks led markets lower, maintaining their dominant global influence.

In Asia, economic recovery seemed soundly established following the fallout from the 1997 currency crisis. Hong Kong most visibly evidenced the positive effects of the turnaround, where consumer demand and rising occupancy rates appeared to demonstrate a sustained, full-fledged recovery. Similarly, in China and Japan, indications of rising domestic demand signaled that the recovery's export-driven stage may have come full circle. Despite these positive indications, Japan's market performance was mixed as ripple effects from choppy U.S. markets helped to upset expansions in that country's key index, the Nikkei 225, which ended the reporting period down 10.93%. While overall corporate profits came in much stronger during the six months under review, Japan's market participants also moved to take profits as restructuring efforts seemed to be focused on a narrow set of corporations. In contrast, many small- to medium-sized enterprises apparently failed to restructure quickly enough to avert bankruptcy during the reporting period, contributing to some of the highest bankruptcy rates in Japan's history.

In Latin America, we think that fears of a U.S. economic slowdown tempered Brazilian stocks, despite improvements in the region's economic fundamentals. Nevertheless, telecommunications stocks continued to perform favorably.

European market performance was mixed -- although an improving economic outlook helped to push share prices higher, this was partially offset, in U.S.-dollar terms, by the euro's continuously falling value, which hit all-time lows toward the end of April. France and Sweden's markets generally fared better than those in most other European

This chart in pie format shows the geographic distribution for Templeton International Smaller Companies Fund, as a percentage of total net assets on 6/30/00.

Europe                              41.4%
Asia                                26.4%
North America                        5.3%
Australia/New Zealand                4.1%
Latin America/Caribbean              3.4%
Mid-East/Africa                      1.4%
Short-Term Investments
& Other Net Assets                  18.0%


                                                                          TIS-1

   Top 10 Holdings
   Templeton International Smaller
   Companies Fund
   6/30/00

   Company % of Total
   Sector, Country              Net Assets
   ---------------------------------------
   Giordano
   International Ltd.                 4.1%
   Merchandising,
   Hong Kong

   Li & Fung Ltd.                     3.0%
   Merchandising,
   Hong Kong

   Sa des Galeries Lafayette          2.7%
   Merchandising, France

   GTC Transcontinental
   Group                              2.4%
   Broadcasting &
   Publishing, Canada

   Kardex AG                          1.9%
   Business & Public
   Services, Switzerland

   Dah Sing Financial
   Holdings Ltd.                      1.6%
   Financial Services,
   Hong Kong

   Ono Pharmaceutical
   Co. Ltd.                           1.6%
   Health & Personal Care,
   Japan

   VTech Holdings Ltd.                1.6%
   Electronic Components &
   Instruments, Hong Kong

   Swisslog Holding AG                1.5%
   Electronic Components &
   Instruments, Switzerland

   Observer AB                        1.4%
   Business & Public
   Services, Sweden

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

countries, while Germany, the U.K. and Spain were hit hard by a mixture of financial uncertainties despite the positive economic climate.

For the six months under review, the Fund's performance was significantly above that of our benchmark, the Salomon Global ex-U.S. less than $1 Billion Index, which had a return of -0.46%.(1) This outperformance was due largely to our continued low exposure to the technology sector and Japanese stocks, both of which were highly volatile and offered generally poor results during the reporting period. In fact, the Fund benefited from the correction in technology-related issues as investor attention seemed to shift to more traditional value stocks representative of our core investment style.

Stock-specific performance, as opposed to general market performance, was most influential to the Fund's returns. Topping the list of contributors were two Hong Kong merchandisers, Li & Fung (international merchandising) and Giordano International (casual apparel merchandising), which benefited from improving domestic demand. Two Swiss companies, Kardex (data storage and retrieval systems) and Swisslog (an Internet-technology driven logistics and supply chain specialist), also contributed greatly, owing, in our opinion, to high-quality company fundamentals as well as investors' general flight out of euro-based stocks into "safe haven" currencies like the Swiss franc. In Latin America, telecommunications issues such as Brazil's Telemig Celular aided the Fund's performance considerably. Telemig has become a market leader in analog and digital mobile phone service since the recent breakup of Brazil's Telebras telecommunications monopoly. Where appropriate, we took the opportunity to trim positions in some stocks, notably in Asia, where we felt stock prices fully reflected the business prospects.

Detractors from performance were mainly companies that had fallen into what we deem a "value trap," whereby they are recognized as cheap, but are simply too small to be interesting to some investors. However, we are optimistic about the prospects surrounding the growing pace of mergers and acquisitions worldwide, which we feel should help unlock bargains in some of these undervalued businesses.

(1) Source: Salomon Brothers. The Salomon Brothers Global Ex-U.S. <$1 Billion Index is designed to measure the performance of global stocks with a market capitalization of less than $1 billion and includes all developed and emerging countries except the United States. The Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TIS-2

Given the recent market volatility, we tried to be particularly selective in buying shares this past six months. We added to or initiated positions in stocks, primarily in Asia and Europe, that we believed met our value-oriented investment strategy. For example, we initiated a position in Orient Overseas International, a Hong Kong-based global shipping company.

In the coming six months, we will continue to focus on company fundamentals as the basis for stock selection. However, we believe that based on the divergence in valuations between the small- and large-cap sectors, there is tremendous upside potential in small-cap stocks globally. More specifically, we will focus our search on companies we feel are able to avert the threat of pricing pressures to small businesses by producing value-added rather than commodity products.

Regionally, we believe Europe continues to hold tremendous potential due to positive earnings prospects and a renewed focus on delivering value to shareholders. In Japan, we will focus on newer, entrepreneurial companies while remaining cautious about that country's economic fundamentals. We also believe that China's agreement with the U.S. on entry into the World Trade Organization may provide interesting investment opportunities as foreign direct investment returns to Asia's largest nation.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

   Top 10 Sectors
   Templeton International Smaller
   Companies Fund
   Based on Equity Securities
   6/30/00

                                   % of Total
   Sector                          Net Assets
   ------------------------------------------
   Merchandising                     13.1%

   Health & Personal Care             5.8%
   Building Materials &
   Components                         5.7%

   Financial Services                 5.4%

   Transportation                     4.6%

   Business & Public Services         4.1%

   Industrial Components              4.0%

   Electronic Components &
   Instruments                        3.8%

   Food & Household
   Products                           3.4%

   Textiles & Apparel                 3.4%


                                                                          TIS-3

Templeton International
Smaller Companies
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton International Smaller Companies Fund - Class 2 delivered a +6.21% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton International Smaller Companies Fund - Class 2*
 Periods ended 6/30/00
                                                              Since     Since Class 2
                                                            Inception     Inception
                                    1-Year        3-Year     (5/1/96)      (1/6/99)
 -------------------------------------------------------------------------------------
 Average Annual Total Return       +12.91%        +2.46%      +6.18%       +18.59%
 Cumulative Total Return           +12.91%        +7.55%     +28.37%       +28.70%
 Value of $10,000 Investment       $11,291       $10,755     $12,837       $12,870

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

TIS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights

                                                                                     Class 1
                                                      ---------------------------------------------------------------------
                                                       Six Months Ended               Year Ended December 31,
                                                         June 30, 2000   --------------------------------------------------
                                                          (unaudited)        1999         1998         1997        1996(c)
                                                      ---------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $11.07              $9.20       $11.02       $11.25       $10.00
                                                      -------------------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................       .20                .26          .25          .23          .10
 Net realized and unrealized gains (losses) .........       .48               1.93        (1.52)        (.39)        1.15
                                                      -------------------------------------------------------------------
Total from investment operations ....................       .68               2.19        (1.27)        (.16)        1.25
                                                      -------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (.20)              (.32)        (.25)        (.07)          --
 Net realized gains .................................        --                 --         (.30)          --           --
                                                      -------------------------------------------------------------------
Total distributions .................................      (.20)              (.32)        (.55)        (.07)          --
                                                      -------------------------------------------------------------------
Net asset value, end of period ......................    $11.55             $11.07        $9.20       $11.02       $11.25
                                                      ===================================================================
Total return(b) .....................................     6.23%             23.90%      (12.27%)      (1.50%)      12.50%

Ratios/supplemental data
Net assets, end of period (000's) ...................   $23,878            $23,541      $24,999      $32,201      $16,255
Ratios to average net assets:
 Expenses ...........................................     1.10%(a)           1.11%        1.10%        1.06%        1.16%(a)
 Net investment income ..............................     3.60%(a)           2.52%        2.26%        2.74%        2.51%(a)
Portfolio turnover rate .............................    19.29%             15.80%       18.45%       21.38%           --

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.


                                                                          TIS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights (continued)

                                                                     Class 2
                                                     ---------------------------------------
                                                      Six Months Ended
                                                       June 30, 2000        For Year Ended
                                                        (unaudited)       December 31, 1999c
                                                     ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $11.07               $9.44
                                                     ---------------------------------------
Income from investment operations:
 Net investment income(d) ........................           .21                 .13
 Net realized and unrealized gains ...............           .47                1.82
                                                     ---------------------------------------
Total from investment operations .................           .68                1.95
                                                     ---------------------------------------
Distributions from net investment income .........          (.20)               (.32)
                                                     ---------------------------------------
Net asset value, end of period ...................        $11.55              $11.07
                                                     =======================================
Total return(b) ..................................         6.21%              20.75%

Ratios/supplemental data
Net assets, end of period (000's) ................        $9,155              $2,049
Ratios to average net assets:
 Expenses ........................................         1.35%(a)            1.38%(a)
 Net investment income ...........................         3.72%(a)            1.21%(a)
Portfolio turnover rate ..........................        19.29%              15.80%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.

                       See notes to financial statements.

TIS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                       COUNTRY           SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
    Common Stocks 78.0%
    Appliances & Household Durables .8%
    Fisher & Paykel Ltd. .......................................      New Zealand         70,222      $  221,482
    Guangdong Kelon Electrical Holdings Ltd., H ................         China            92,000          49,863
                                                                                                      ----------
                                                                                                         271,345
                                                                                                      ----------
    Automobiles 1.5%
    Athlon Groep NV ............................................      Netherlands         15,500         276,351
    Bilia AB, A ................................................        Sweden            28,100         214,651
                                                                                                      ----------
                                                                                                         491,002
                                                                                                      ----------
    Banking 2.9%
    Banco de Valencia SA .......................................         Spain             9,816          80,730
(a) Banco de Valencia SA, new ..................................         Spain               981           8,068
    Banco Pastor SA ............................................         Spain             8,000         338,561
    Bank Austria AG, 144A ......................................        Austria            6,000         293,432
    BPI Socieda de Gestora de Participacoes Socias SA ..........       Portugal           65,740         233,156
                                                                                                      ----------
                                                                                                         953,947
                                                                                                      ----------
    Broadcasting & Publishing 2.4%
    GTC Transcontinental Group Ltd., B .........................        Canada            63,300         790,342
                                                                                                      ----------
    Building Materials & Components 5.7%
    Caradon PLC ................................................    United Kingdom       117,500         268,594
    Cristaleria Espanola SA, Br. ...............................         Spain             1,291          43,065
    Danske Traelast AS .........................................        Denmark            4,672         450,247
    Gujarat Ambuja Cements Ltd. ................................         India           104,020         454,058
    Sarna Kunststoff Holding AG ................................      Switzerland             52          63,957
    Schuttersveld NV ...........................................      Netherlands         11,146         183,231
(a) Siam City Cement Public Co. Ltd., fgn. .....................       Thailand          112,701         425,233
                                                                                                      ----------
                                                                                                       1,888,385
                                                                                                      ----------
    Business & Public Services 4.1%
    Kardex AG, Br. .............................................      Switzerland          1,494         615,571
    Lex Service PLC ............................................    United Kingdom        54,100         272,314
    Observer AB, B .............................................        Sweden            33,192         465,468
                                                                                                      ----------
                                                                                                       1,353,353
                                                                                                      ----------
    Chemicals 1.0%
    Energia e Industrias Aragonesas Eia SA .....................         Spain            34,500         163,035
    Yule Catto & Company PLC ...................................    United Kingdom        61,600         165,990
                                                                                                      ----------
                                                                                                         329,025
                                                                                                      ----------
    Construction & Housing 2.0%
    Grupo Dragados SA ..........................................         Spain            42,465         305,694
    Leighton Holdings Ltd. .....................................       Australia         108,180         349,437
                                                                                                      ----------
                                                                                                         655,131
                                                                                                      ----------
    Data Processing & Reproduction .7%
(a) Stepstone ASA ..............................................        Norway            75,600         250,299
                                                                                                      ----------
    Electrical & Electronics 2.5%
(a) ST Assembly Test Services Ltd., ADR ........................       Singapore           3,000          77,250
    Techtronic Industries Co. Ltd. .............................       Hong Kong       1,646,000         427,585
    Varitronix International Ltd. ..............................       Hong Kong         187,500         325,918
                                                                                                      ----------
                                                                                                         830,753
                                                                                                      ----------

                                                                          TIS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                       COUNTRY           SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Components & Instruments 3.8%
    Swisslog Holding AG ...................................      Switzerland          1,000      $  491,975
    Twentsche Kabel Holdings NV ...........................      Netherlands          6,850         256,077
    VTech Holdings Ltd. ...................................       Hong Kong         136,000         514,669
                                                                                                 ----------
                                                                                                  1,262,721
                                                                                                 ----------
    Energy Sources 2.0%
    Fletcher Challenge Energy Ltd. ........................      New Zealand        138,820         454,179
    Gas Authority of India Ltd., 144A, GDR ................         India            29,000         195,750
                                                                                                 ----------
                                                                                                    649,929
                                                                                                 ----------
    Financial Services 5.2%
    Dah Sing Financial Holdings Ltd. ......................       Hong Kong         134,800         542,984
    Housing Development Finance Corp. Ltd. ................         India            36,710         459,404
    Laurentian Bank of Canada .............................        Canada            21,000         320,308
    Morgan Stanley Growth Fund ............................         India             6,800           1,804
    Mutual Risk Management Ltd. ...........................        Bermuda           23,350         404,247
                                                                                                 ----------
                                                                                                  1,728,747
                                                                                                 ----------
    Food & Household Products 3.4%
    Chareon Pokphand Foods Public Co. Ltd., fgn. ..........       Thailand           86,273         129,767
    Geest PLC .............................................    United Kingdom        44,750         332,626
    Hazlewood Foods PLC ...................................    United Kingdom       111,770         145,514
    Illovo Sugar Ltd. .....................................     South Africa        187,000         136,527
    McBride PLC ...........................................    United Kingdom        64,100          80,056
    Perkins Foods PLC .....................................    United Kingdom       189,240         293,642
                                                                                                 ----------
                                                                                                  1,118,132
                                                                                                 ----------
    Forest Products & Paper .8%
    Crown Van Gelder Papierfabrieken NV ...................      Netherlands          6,115          89,096
(a) Empaques Ponderosa SA de CV, B ........................        Mexico           151,800          86,051
    Munksjo AB ............................................        Sweden            12,995          85,932
                                                                                                 ----------
                                                                                                    261,079
                                                                                                 ----------
    Health & Personal Care 5.8%
    Apothekers Cooperatie OPG VA ..........................      Netherlands         16,110         409,220
    Internatio-Muller NV ..................................      Netherlands          5,844         100,832
(a) Medison Co Ltd. .......................................      South Korea         40,000         435,865
    Moulin International Holdings Ltd. ....................       Hong Kong       2,271,176         195,206
    Ono Pharmaceutical Co Ltd. ............................         Japan            12,000         516,044
(a) Skyepharma PLC ........................................    United Kingdom       200,000         263,409
                                                                                                 ----------
                                                                                                  1,920,576
                                                                                                 ----------
    Industrial Components 3.6%
    Aalberts Industries NV ................................      Netherlands         20,980         417,291
    Sapa AB ...............................................        Sweden            14,679         259,405
    Weir Group PLC ........................................    United Kingdom       120,900         340,424
    Yamato Kogyo Co. Ltd. .................................         Japan            41,000         189,878
                                                                                                 ----------
                                                                                                  1,206,998
                                                                                                 ----------
    Machinery & Engineering 3.3%
    Arcadis NV ............................................      Netherlands         39,625         284,870
    Fives-Lille Cie De ....................................        France             3,984         297,872
    Laird Group PLC .......................................    United Kingdom        62,000         227,606
    METSO OYJ .............................................        Finland           22,780         275,131
                                                                                                 ----------
                                                                                                  1,085,479
                                                                                                 ----------


TIS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                       COUNTRY           SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Merchandising 13.1%
    Debenhams PLC ...............................................    United Kingdom        109,700      $   360,784
(a) Dickson Concepts International Ltd. .........................       Hong Kong          339,000          308,763
    Giordano International Ltd. .................................       Hong Kong          901,000        1,369,652
    Li & Fung Ltd. ..............................................       Hong Kong          195,000          975,588
    North West Company Fund .....................................        Canada             31,365          245,552
    Sa des Galeries Lafayette ...................................        France              4,300          875,877
    Samas-Groep NV ..............................................      Netherlands          11,125          178,087
                                                                                                        -----------
                                                                                                          4,314,303
                                                                                                        -----------
    Metals & Mining 3.3%
    Arbed SA ....................................................      Luxembourg            1,448          133,108
    Boehler-Uddeholm AG .........................................        Austria             4,993          175,409
    Elkem ASA, A ................................................        Norway             23,850          449,226
    Iluka Resources Ltd. ........................................       Australia          110,370          316,818
                                                                                                        -----------
                                                                                                          1,074,561
                                                                                                        -----------
    Multi-Industry 2.3%
    Amer Group Ltd., A ..........................................        Finland            11,300          311,951
    Elementis PLC ...............................................    United Kingdom        142,000          168,748
    Zehnder Holding AG, Br. .....................................      Switzerland             465          284,816
                                                                                                        -----------
                                                                                                            765,515
                                                                                                        -----------
    Real Estate .5%
(a) Corporacion Geo SA, Series B ................................        Mexico            100,000          163,560
                                                                                                        -----------
    Textiles & Apparel 2.1%
    Gamma Holding NV ............................................      Netherlands           3,000          115,026
(a) Inner Mongolia Erdos Cashmere Products Co. Ltd., B ..........         China            497,000          172,956
(a) Tefron Ltd. .................................................        Israel             19,920          341,130
    Yizheng Chemical Fibre Co. Ltd., H ..........................         China            326,000           64,821
                                                                                                        -----------
                                                                                                            693,933
                                                                                                        -----------
    Transportation 4.6%
(a) Anangel-American Shipholdings Ltd., ADR .....................        Greece             20,000           96,250
(a) Neptune Orient Lines Ltd. ...................................       Singapore          269,000          248,930
    Orient Overseas International Ltd. ..........................       Hong Kong          825,000          415,395
    Stagecoach Holdings PLC .....................................    United Kingdom        300,870          333,632
    Stolt Nielsen SA, ADR .......................................        Norway             15,000          269,063
(a) Transportes Azkar SA ........................................         Spain             16,785          140,781
                                                                                                        -----------
                                                                                                          1,504,051
                                                                                                        -----------
    Utilities Electrical & Gas .6%
    Guangdong Electric Power Development Co Ltd., B .............         China            338,520          213,657
                                                                                                        -----------
    Total Common Stocks (Cost $22,211,613).......................                                        25,776,823
                                                                                                        -----------
    Preferred Stocks 4.0%
    Confab Industrial SA, pfd. ..................................        Brazil            212,800          125,038
    Fertilizantes Fosfatados SA, pfd. ...........................        Brazil         12,895,000           38,599
    Hugo Boss AG, pfd. ..........................................        Germany             2,430          423,929
    Telemig Celular Participacoes SA, ADR, pfd. .................        Brazil              6,285          449,378
    Weg SA, pfd. ................................................        Brazil            507,200          275,530
                                                                                                        -----------
    Total Preferred Stocks (Cost $1,024,718).....................                                         1,312,474
                                                                                                        -----------

                                                                          TIS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                    PRINCIPAL
                                                                                    COUNTRY           AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Short Term Investments (Cost $4,431,409) 13.4%
    U.S. Treasury Bills, 5.65% - 5.66%, with maturities to 9/07/00 ..........    United States     $4,480,000      $ 4,433,516
                                                                                                                   -----------
    Total Investments before Repurchase Agreement (Cost $27,667,740)                                                31,522,813
                                                                                                                   -----------
(b) Repurchase Agreement (Cost $600,000) 1.8%
    HSBC Securities Inc., 6.80%, 7/03/00 (Maturity Value $600,340)
    Collateralized by U.S. Treasury Notes and Bonds .........................    United States        600,000          600,000
                                                                                                                   -----------
    Total Investments (Cost $28,267,740) 97.2%...............................                                       32,122,813
    Other Assets, less Liabilities 2.8% .....................................                                          910,314
                                                                                                                   -----------
    Total Net Assets 100.0% .................................................                                      $33,033,127
                                                                                                                   ===========

(a)Non-income producing
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.


TIS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $ 28,267,740
                                                           ============
  Value ...............................................      32,122,813
 Cash .................................................           7,777
 Receivables:
  Investment securities sold ..........................         207,793
  Capital shares sold .................................       1,437,874
  Dividends and interest ..............................          70,153
                                                           ------------
    Total assets ......................................      33,846,410
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................         734,293
  Capital shares redeemed .............................          42,618
  Affiliates ..........................................          28,832
 Other liabilities ....................................           7,540
                                                           ------------
    Total liabilities .................................         813,283
                                                           ------------
     Net assets, at value .............................    $ 33,033,127
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    506,306
 Net unrealized appreciation ..........................       3,855,073
 Accumulated net realized loss ........................      (3,983,239)
 Capital shares .......................................      32,654,987
                                                           ------------
  Net assets, at value ................................    $ 33,033,127
                                                           ============
Class 1:
 Net assets, at value .................................    $ 23,878,403
                                                           ============
 Shares outstanding ...................................       2,066,652
                                                           ============
 Net asset value and offering price per share .........    $      11.55
                                                           ============
Class 2:
 Net assets, at value .................................    $  9,154,724
                                                           ============
 Shares outstanding ...................................         792,428
                                                           ============
 Net asset value and offering price per share .........    $      11.55
                                                           ============

                       See notes to financial statements.


                                                                         TIS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $53,519)
 Dividends ...................................................    $  556,524
 Interest ....................................................       137,765
                                                                  ----------
  Total investment income ....................................       694,289
                                                                  ----------
Expenses:
 Management fees (Note 3) ....................................       123,685
 Administrative fees (Note 3) ................................        21,830
 Distribution fees - Class 2 (Note 3) ........................         6,600
 Custodian fees ..............................................         6,000
 Reports to shareholders .....................................           800
 Professional fees (Note 3) ..................................         5,790
 Trustees' fees and expenses .................................           120
 Other .......................................................         1,438
                                                                  ----------
  Total expenses .............................................       166,263
                                                                  ----------
   Net investment income .....................................       528,026
                                                                  ----------
Realized and unrealized gains:
 Net realized gain from:
  Investments ................................................       551,201
  Foreign currency transactions ..............................         2,801
                                                                  ----------
   Net realized gain .........................................       554,002
 Net unrealized appreciation on investments ..................       891,575
                                                                  ----------
Net realized and unrealized gain .............................     1,445,577
                                                                  ----------
Net increase in net assets resulting from operations .........    $1,973,603
                                                                  ==========

                       See notes to financial statements.


TIS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                    Six Months
                                                                                      Ended            Year Ended
                                                                                  June 30, 2000     December 31, 1999
                                                                                 ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................     $   528,026        $    593,413
  Net realized gain (loss) from investments and foreign currency transactions          554,002          (2,013,654)
  Net unrealized appreciation on investments .................................         891,575           6,488,119
                                                                                   -------------------------------
    Net increase in net assets resulting from operations .....................       1,973,603           5,067,878
Distributions to shareholders from:
 Net investment income:
  Class 1 ....................................................................        (425,397)           (690,707)
  Class 2 ....................................................................         (99,182)               (424)
                                                                                   -------------------------------
Total distributions to shareholders ..........................................        (524,579)           (691,131)
Capital share transactions: (Note 2)
  Class 1 ....................................................................        (636,452)         (5,614,919)
  Class 2 ....................................................................       6,630,406           1,828,877
                                                                                   -------------------------------
Total capital share transactions .............................................       5,993,954          (3,786,042)
    Net increase in net assets ...............................................       7,442,978             590,705
Net assets:
 Beginning of period .........................................................      25,590,149          24,999,444
                                                                                   -------------------------------
 End of period ...............................................................     $33,033,127        $ 25,590,149
                                                                                   ===============================
Undistributed net investment income included in net assets:
 End of period ...............................................................     $   506,306        $    502,859
                                                                                   ===============================

                       See notes to financial statements.


                                                                          TIS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Smaller Companies Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 74% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital appreciation. The portfolio invests primarily in equity securities of smaller companies outside the U.S., including emerging markets.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TIS-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        Six Months Ended                    Year Ended
                                                         June 30, 2000                  December 31, 1999(a)
                                                -----------------------------------------------------------------
                                                     Shares          Amount           Shares          Amount
Class 1 Shares:                                 -----------------------------------------------------------------
Shares sold ...................................       642,461    $   7,229,762         583,886    $   6,152,029
Shares issued on reinvestment of distributions         38,637          425,397          64,794          690,707
Shares redeemed ...............................      (741,078)      (8,291,611)     (1,240,556)     (12,457,655)
                                                -----------------------------------------------------------------
Net decrease ..................................       (59,980)   $    (636,452)       (591,876)   $  (5,614,919)
                                                =================================================================
Class 2 Shares:
Shares sold ...................................     3,994,528    $  44,856,918       2,831,182    $  29,929,003
Shares issued on reinvestment of distributions          9,008           99,182              40              424
Shares redeemed ...............................    (3,396,129)     (38,325,694)     (2,646,201)     (28,100,550)
                                                -----------------------------------------------------------------
Net increase ..................................       607,407    $   6,630,406         185,021    $   1,828,877
                                                =================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       --------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Templeton Investment Counsel, Inc. (TICI)                       Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

                                                                         TIS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .85%          First $200 million
               .765%         Over $200 million, up to and including $1.3 billion
               .68%          Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Fund for the services.

Included in professional fees are legal fees of $45 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

     Capital loss carryover expiring in:
      2006 .............................. $2,543,971
      2007 ..............................  1,878,044
                                          ----------
                                          $4,422,015
                                          ==========

At December 31, 1999, the Fund had deferred capital losses of $115,743 occurring subsequent to October 31, 1999. For tax purposes, such loss will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $28,288,835 was as follows:

     Unrealized appreciation .............  $  6,852,747
     Unrealized depreciation .............    (3,018,769)
                                            ------------
     Net unrealized appreciation .........  $  3,833,978
                                            ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $6,525,233 and $4,769,247, respectively.

TIS-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on April 26, 2000.

                                    Class 1                      Class 2
                         ----------------------------------------------------------
                          Foreign Tax      Foreign      Foreign Tax      Foreign
                              Paid      Source Income       Paid      Source Income
Country                    Per Share      Per Share      Per Share      Per Share
-----------------------------------------------------------------------------------
Argentina ..............      0.0000        0.0024          0.0000        0.0024
Australia ..............      0.0024        0.0225          0.0024        0.0223
Austria ................      0.0010        0.0046          0.0010        0.0046
Bermuda ................      0.0000        0.0005          0.0000        0.0004
Brazil .................      0.0040        0.0208          0.0040        0.0206
Canada .................      0.0025        0.0119          0.0025        0.0118
China ..................      0.0000        0.0096          0.0000        0.0096
Colombia ...............      0.0000        0.0006          0.0000        0.0006
Denmark ................      0.0004        0.0021          0.0004        0.0021
Finland ................      0.0001        0.0006          0.0001        0.0006
France .................      0.0007        0.0034          0.0007        0.0033
Germany ................      0.0004        0.0029          0.0004        0.0029
Hong Kong ..............      0.0000        0.0296          0.0000        0.0294
India ..................      0.0000        0.0043          0.0000        0.0042
Indonesia ..............      0.0004        0.0021          0.0004        0.0021
Japan ..................      0.0003        0.0013          0.0003        0.0013
Luxembourg .............     -0.0001        0.0006         -0.0001        0.0006
Netherlands ............      0.0051        0.0246          0.0051        0.0244
New Zealand ............      0.0005        0.0022          0.0005        0.0022
Norway .................      0.0020        0.0138          0.0020        0.0136
South Africa ...........      0.0000        0.0040          0.0000        0.0040
South Korea ............      0.0002        0.0008          0.0002        0.0008
Spain ..................      0.0027        0.0132          0.0027        0.0131
Sweden .................      0.0024        0.0113          0.0024        0.0112
Switzerland ............      0.0016        0.0075          0.0016        0.0075
Thailand ...............      0.0002        0.0018          0.0002        0.0018
United Kingdom .........      0.0080        0.0534          0.0080        0.0530
                            ----------------------------------------------------
TOTAL ..................    $ 0.0348       $0.2524        $ 0.0348       $0.2504
                            ====================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                                                                         TIS-17

                                  TEMPLETON PACIFIC GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Pacific Growth Securities Fund (formerly Templeton Pacific Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies with primary operations in Pacific Rim countries, some of which may be considered emerging markets.
--------------------------------------------------------------------------------
This semiannual report for Templeton Pacific Growth Securities Fund covers the six months ended June 30, 2000. During the early part of the period, many Asian nations experienced economic growth, but this appeared to taper off by period's end. South Korea's economy was one of the best performing in the region, with annualized gross domestic product (GDP) increasing 12.8% during the first quarter of 2000.

In June, the historic meeting between North and South Korean leaders signaled the possible beginning of increased cooperation between the two nations. Such cooperation has the potential to benefit both countries, as well as the rest of the region in the future. Hong Kong and China's economies grew impressively during the period. Due in part to rising trade levels, increased consumer spending and additional foreign investment, Hong Kong's annualized GDP rose 14.3% for the quarter ended March 31, 2000. And boosts in exports helped China's GDP expand at an 8.1% annualized rate during that time.

Currencies throughout the region were generally stable relative to the U.S. dollar, but the Japanese yen was surprisingly strong. The yen's rise was due largely to the prospect of a healthier Japanese economy. With this expectation came a wave of new foreign investment, putting upward pressure on the currency. An exceptionally strong yen is a concern to many investors, because approximately 40% of Japan's exports are sent to other Asian countries. And while a stronger Asian economy is positive for Japanese exports, a strong yen is generally not. However, the yen could weaken as a result of foreign investors selling off their overweight positions in the Japanese market.

Japan's economy grew during the period under review, but slower than the expected rate. However, Australia's economic growth exceeded expectations. Singapore also made progress economically and, in our opinion, is poised for long-term growth based on a combination of an excellent tax system, a solid central bank and a pro-growth regulatory system.

   Top 10 Holdings
   Templeton Pacific Growth
   Securities Fund
   6/30/00

   Company                        % of Total
   Sector, Country                Net Assets
   -----------------------------------------
   Fuji Heavy Industries Ltd.       4.7%
   Industrial Components,
   Japan

   East Japan Railway Co.           3.6%
   Transportation, Japan

   Swire Pacific Ltd.               3.5%
   Multi-Industry,
   Hong Kong

   Nisshinbo Industries Inc.        3.4%
   Textiles & Apparel,
   Japan

   City Developments Ltd.           3.4%
   Real Estate, Singapore

   Overseas Union Bank Ltd.         3.2%
   Banking, Singapore

   Commerce Asset-
   Holding Bhd.                     3.1%
   Financial Services,
   Malaysia

   Malaysian International
   Shipping Corp.                   2.9%
   Transportation, Malaysia

   Cheung Kong
   Holdings Ltd.                    2.9%
   Multi-Industry,
   Hong Kong

   Kurita Water
   Industries Ltd.                  2.8%
   Machinery &
   Engineering, Japan

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the reporting period, many Pacific Rim equity markets were subjected to selling pressure as investors fled apparently due to concerns about rising U.S. interest rates and the meltdown in U.S. technology stocks. The Hong Kong Hang Seng Index, which had been trading in tandem with the technology-laden U.S. Nasdaq Composite Index (Nasdaq(R)), declined 3.8% year-to-date.(1,2) Property stocks in particular suffered heavy losses.

From the beginning of the period to its end, the property sector in Hong Kong lost an astonishing 24% of its market value. The Fund did not experience the full effects of this decline because we sold a large number of our shares in Cheung Kong Holdings early in the year. Financial stocks also performed poorly, losing 15% of their market value during the period. Fortunately, our holdings in financial issues were relatively light.

During the period under review, we increased our holdings in Japan, making it the Fund's largest weighting on June 30, 2000. We focused on "new Japan" companies involved in telecommunications, Internet and other technology-related industries and initiated a position in Nippon Telephone and Telegraph, Japan's largest telecommunications company. Our holdings of "old Japan" companies, such as Fuji Photo Film and Toshiba, performed well and benefited the Fund because many investors seemed to view them as a counterbalance to possible volatility in the latest wave of high-tech issues coming to market.

The semiconductors sector in Korea proved to be an exception to the country's strong growth, and taking advantage of what we found to be weak semiconductor pricing in February, we purchased LG Electronics and Hyundai Electronics. Throughout the period, we continued to favor investments in Singapore and took the opportunity to purchase shares in Creative Technology, an electronics company that specializes in multimedia solutions for PCs.

(1) The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities and Properties.

(2) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

Looking forward, we are optimistic about future prospects for Pacific Rim equity markets, though we believe there may be significant volatility along the way. Some of the factors we are monitoring include the possibility of rising interest rates in Asian countries, the reactions of Asian markets to U.S. monetary tightenings, the effect of high oil prices on trade and a heavy calendar of new Asian equity issues in the second half of 2000. Even if equity markets experience significant volatility in the near future, such volatility could present our analysts with unique opportunities to discover undervalued stocks with the potential to provide attractive long-term returns for shareholders of Templeton Pacific Growth Securities Fund.

We thank you for your support and look forward to serving your investment needs in the future.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Pacific Growth
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Pacific Growth Securities Fund - Class 2 delivered a -11.86% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Pacific Growth Securities Fund - Class 2*
 Periods ended 6/30/00
                                                               Since      Since Class 2
                                                             Inception      Inception
                                    1-Year        5-Year     (1/27/92)       (1/6/99)
 ---------------------------------------------------------------------------------------
 Average Annual Total Return        -6.10%        -4.69%       +0.84%        +12.32%
 Cumulative Total Return            -6.10%       -21.34%       +7.31%        +18.76%
 Value of $10,000 Investment        $9,390        $7,866      $10,731        $11,876

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

                            FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund (formerly Franklin Global Utilities Securities Fund) seeks both capital appreciation and current income. The Fund invests primarily in equity securities of companies that are primarily engaged in providing communications services and communications equipment in any nation, including the U.S. and emerging markets.
--------------------------------------------------------------------------------
This semiannual report covers the six months ended June 30, 2000 -- a period of significant volatility for telecommunications stocks. However, in our opinion, this volatility was caused more by valuation concerns than by weakening fundamentals of the sector. Prices of many communication stocks had appreciated substantially in the past year and were apparently overvalued when the sector experienced a sell-off in March and April. Because the longer-term outlook for many telecommunications companies still appeared to be positive, we took advantage of this market weakness to add to our holdings in areas such as telecommunications equipment and wireless service providers.

We generally evaluate potential investments based on the fundamentals of each individual company and the regulatory and economic environment in which it operates. While we want to own industry leaders, we also strive to maintain broad diversification by investing in smaller and emerging companies with new products and technologies. In addition to research on individual companies, we consider investment themes, which we feel have the possibility of positively impacting the industry and individual companies. We believe this second layer of analysis helps us position the Fund for strong growth potential.

During the reporting period, established trends in telecommunications remained firmly in place. Demand for bandwidth was strong due to the Internet's growth and other data traffic. We believe this trend will continue as corporations strive to increase productivity by giving employees Internet access, including remote access to communications networks, and as the Internet becomes more engrained in our daily lives. As the number of users and the complexity of the information they send and retrieve increases, both network service companies and network equipment providers should benefit. Global Crossing, one of our top holdings, is an example of such a company. It is presently building a state-of-the-art global telecommunications network that, in our opinion, should serve as a complete solution to its customers' telecommunications needs.


This chart in pie chart format shows the geographic distribution of Franklin Global Communications Securities Fund as a percentage of total net assets on 6/30/00.

North America                          77.0%

Europe                                 12.9%

Asia                                    6.1%

Short-Term Investments
& Other Net Assets                      4.0%




                                                                          FGC-1

   Top 10 Holdings
   Franklin Global Communications
   Securities Fund
   6/30/00

   Company                      % of Total
   Sector, Country              Net Assets
   ---------------------------------------
   SBC Communications Inc.           3.6%
   Major U.S.
   Telecommunications,
   U.S.

   VoiceStream                       3.5%
   Wireless Corp.
   Cellular Telephone, U.S.

   GTE Corp.                         3.4%
   Major U.S.
   Telecommunications,
   U.S.

   U.S. West Inc.                    3.0%
   Major U.S.
   Telecommunications,
   U.S.

   Redback Networks Inc.             2.9%
   Telecommunications
   Equipment, U.S.

   Qwest Communications              2.7%
   International Inc.
   Other
   Telecommunications,
   U.S.

   Time Warner Telecom Inc.          2.6%
   Other
   Telecommunications,
   U.S.

   BellSouth Corp.                   2.5%
   Major U.S.
   Telecommunications,
   U.S.

   NEXTLINK                          2.5%
   Communications Inc.
   Other
   Telecommunications,
   U.S.

   Telecom Italia SpA                2.3%
   Other
   Telecommunications,
   Italy

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Another trend continuing to evolve is the growth of wireless communications. The number of wireless subscribers continues to grow at record rates throughout much of the world. Due to the relatively low percentage of cellular phone users in the U.S., we are particularly bullish on the U.S. wireless market. VoiceStream, a U.S. wireless provider, was our second largest Fund holding on June 30, 2000. We think the company, which has been acquiring other operators as it puts its national wireless network into place, has one of the finest management teams in the industry and has an enviable record of creating shareholder value.

Wireless growth was also strong in western Europe, where several countries have wireless penetration above 50%. In some cases, this is higher than their wire line penetration, indicating strong acceptance of the technology. Attempting to take advantage of this, we maintained large positions in Telecom Italia and Vodafone AirTouch. Telecom Italia, Italy's largest telecommunications services provider and the country's leading manufacturer of telecommunications products, appears to be well-positioned to benefit from continuing wireless growth in the country. And Vodafone, which has been aggressively creating alliances to expand its business, recently completed a joint venture with Bell Atlantic in the U.S.


Looking forward, we are optimistic about the potential of global communications companies to deliver strong shareholder returns over the long term. These companies are selling services to a rapidly expanding segment of the economy in both developed and emerging nations. New Internet applications generally must be accompanied by improvements in telecommunications infrastructure that will allow content to reach end users, and we believe wireless telecommunications growth will continue to drive the need for network construction, new handsets and additional functionality. Because the Fund has exposure to all of these areas, we feel it is well-positioned to benefit from the changes occurring in global communications.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.


FGC-2

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Global Communications Securities Fund - Class 2 delivered a -3.35% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Global Communications Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                                    Since      Since Class 2
                                                                                  Inception      Inception
                                           1-Year        5-Year        10-Year    (1/24/89)       (1/6/99)
 ------------------------------------------------------------------------------------------------------------
 Average Annual Total Return              +23.41%       +18.76%        +14.07%      +13.74%       +19.80%
 Cumulative Total Return                  +23.41%      +136.27%       +273.15%     +335.75%       +30.63%
 Value of $10,000 Investment              $12,341       $23,627        $37,315      $43,575       $13,063

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility, particularly in the technology sector, can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Global
Communications
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                                          FGC-3

                                FRANKLIN GROWTH AND INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund (formerly Franklin Growth and Income Fund) seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields, and may invest a smaller portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
The market's infatuation with growth stocks over the past couple of years continued into the first quarter of 2000. Apparently not wanting to be left behind, many investors poured money into growth stocks despite valuations we feel were extreme; however, the market seemed to begin sobering up at the end of March. Wall Street analysts started reassessing the long-term viability of many Internet business models and whether the technology sector in general was really immune to higher interest rates. By mid-April, the Russell 3000 Growth Index was off by 18% from its high posted on March 23.(1) Although the index rebounded by the end of the reporting period, most investors appeared more cautious than before and focused on companies with viable business models.

"Old economy" value stocks benefited from this rotation out of growth companies. Investors were, in our view, at last paying attention to the enormous gap in valuation between old and new economy stocks, and starting a powerful rotation into the old economy laggards. Franklin Growth and Income Securities Fund, which invests in value stocks that offer above-average dividend yields, benefited from this trend.

We attempted to take advantage of numerous exciting investment opportunities among value stocks during the first half of 2000. Financial stocks, including real estate investment trusts (REITs), grew to 19.4% of the Fund's total net assets. REITs were particularly strong through the first half of the year, with returns of better than 13%. Insurance companies also performed well. We added to our Lincoln National holding, and we initiated a position in Metlife. We also increased our position in mortgage lender Fannie Mae, which was selling at 13 times earnings at the time of purchase despite its 14% five-year annual growth record. Other sector changes included adding shares of KeyCorp. and U.S. Bancorp to the Fund, while eliminating positions in Allstate and Bank One.

(1) Source: Standard and Poor's Micropal (Frank Russell and Company). The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.



                                                                          FGI-1

   Top 10 Holdings
   Franklin Growth and Income
   Securities Fund
   6/30/00

   Company                        % of Total
   Sector                         Net Assets
   -----------------------------------------
   AT&T Corp.                         2.8%
   Telecommunications

   U.S. West Inc.                     2.5%
   Telecommunications

   GTE Corp.                          2.5%
   Telecommunications

   Philip Morris Cos. Inc.            2.3%
   Consumer Non-Durables

   SBC Communications Inc.            2.2%
   Telecommunications

   Abbott Laboratories                2.1%
   Health Technology

   Baxter International Inc.          2.0%
   Health Technology

   Bristol-Myers Squibb Co.           1.7%
   Health Technology

   Conoco Inc., B                     1.7%
   Energy Minerals

   Texaco Inc.                        1.7%
   Energy Minerals

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Our overweight positions, relative to our benchmark Russell 3000 Value Index, in health care and consumer non-durable investments proved beneficial to the Fund's performance.(2) Shares of industry leaders Johnson & Johnson and Bristol-Myers Squibb fell in price to substantial discounts to their industry peers during the reporting period, thus providing what we believed were exceptional investment opportunities. Health care companies, largely pharmaceuticals, represented 11.3% of the Fund's total net assets at the end of the period compared with 7.1% at the beginning.

Consumer non-durables comprised 7.2% of the Fund's total net assets on June 30, up slightly from 7.0% at the end of 1999. We initiated positions in consumer non-durable companies R.J. Reynolds and Nabisco Group Holdings, and we eliminated our position in H.J. Heinz. Other portfolio changes included selling Bestfoods after its management accepted Unilever's buyout offer and eliminating our position in Nike after its shares reached what we believed was fair value.

Elsewhere, the basic materials sector (non-energy minerals and process industries in the Statement of Investments), a strong performer in 1999, produced disappointing results during the first half of 2000. In our view, these notoriously cyclical stocks started declining as investors feared higher interest rates would hurt the group's longer-term earnings growth. We took a proactive role in paring down our exposure to this group, from 9.9% of the Fund's total net assets at the end of 1999 to 5% at the end of June, by reducing our exposure to DuPont and eliminating positions in Imperial Chemical and Pall Corp. We also sold our position in American Can after it agreed to be acquired by Rexam.

Our investments in telecommunications stocks, at 11.2% of the Fund's total net assets on June 30, 2000, remained relatively large due to our projections of that sector's continued exciting growth prospects and reasonable valuations. Four of the Fund's largest investments at the end of the reporting period -- AT&T, U.S. West, GTE and SBC -- were telecommunications companies. Demand for telecom services accelerated in response to Internet growth, yet during the period under review, most of these companies were selling at less than 20 times earnings compared to multiples in excess of 50 times earnings for most technology-related stocks. We also maintained an above-average weighting (5.8% of total net assets) in electric and gas utilities.

(2) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.


FGI-2

Interestingly, utilities were among the stock market's best performers in the first half of 2000 after underperforming the Standard & Poor's 500(R) (S&P 500(R)) Index since 1993. In our opinion, the combination of industry consolidation, extremely attractive dividend yields (comparable to U.S. Treasury bonds) and strong earnings growth potential from non-regulated businesses are responsible for their improved relative performance. Our most recent utility investment was Duke Energy, a utility company that we believe is one of the nation's best-managed and -positioned for growth.

Our electronic technology investments, 10.4% of total net assets at the end of the six-month period, remained slightly underweighted compared to the benchmark index. In this sector, we looked for what were in our opinion entrenched industry leaders in rapidly growing markets with exceptional earnings growth. In addition, we attempted to ensure that any investments in this sector made sense from a valuation standpoint. With this framework in mind, we realized some profits but maintained positions in IBM, Motorola, Perkinelmer and Hewlett-Packard, and we started new positions in LSI Logic, Corning and Tektronix. We continued to add to stocks we believed were indiscriminately ravaged by the technology sell-off during the first half of 2000.

Based upon valuations at the end of the period, we believe there continues to be room for value stocks to outperform growth. According to the Frank Russell Company, stocks comprising the Russell 3000 Value Index were selling at approximately 17 times earnings compared with 19 times two years ago. Russell 3000 Growth Index stocks, on the other hand, grew from a multiple of 33 times earnings two years ago to 48 times earnings at the end of the period.


                                                                          FGI-3

Looking forward, we remain very excited about the investment prospects for above-average dividend yielding value stocks. The fundamentals for stock investments, in terms of improving worldwide economic growth and favorable profit trends, continues to be excellent, in our opinion. Valuation disparities between growth stocks and value issues remain at historically extreme levels. Also, growth investing has outperformed value investing for 5 consecutive years -- long by historical standards. Although it is impossible to predict when this cycle may reverse itself, we think the process may have already begun. We believe our strategy and the Fund's investments are well-positioned for such a turnaround.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FGI-4

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Growth and Income Securities Fund - Class 2 delivered a +1.67% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Growth and Income Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                                   Since      Since Class 2
                                                                                 Inception      Inception
                                          1-Year         5-Year       10-Year    (1/24/89)       (1/6/99)
 -----------------------------------------------------------------------------------------------------------
 Average Annual Total Return              -4.82%        +13.32%       +11.17%      +10.36%        +0.53%
 Cumulative Total Return                  -4.82%        +86.88%      +188.44%     +208.44%        +0.79%
 Value of $10,000 Investment              $9,518        $18,688       $28,844      $30,844       $10,079

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

               Past performance does not guarantee future results.

Franklin Growth and
Income Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FGI-5

                                           FRANKLIN INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
The U.S. stock market experienced significant volatility during the six months under review, as investors tried to interpret shifting economic indicators and the likelihood of the Federal Reserve Board (the Fed) continuing its recent interest-rate tightening policy. Early in the calendar year, equity performance varied significantly. The market favored those companies and sectors associated with the technology-driven, growth economy and pressure valuations for many of the traditional, industrial, slower-growth issuers. However, this trend began to reverse in March, as the shares of many "slower growth" companies staged a rally. Meanwhile, the U.S. economy's continued strength initially weighed on the bond market, driving the 30-year Treasury bond yield up to 6.75% in mid-January 2000. However, the U.S. Treasury bond repurchase plan announcement, the Fed's short-term interest rate increases and signs of slowing economic growth contributed to a Treasury long-bond rally that left the 30-year bond yield below 6% at the period's end.

The Fund's corporate bond weighting remained stable, despite the negative impact on the sector of interest-rate volatility and economic and equity market uncertainty. Additionally, unfavorable technical factors such as asset outflows from high yield mutual funds during much of the period helped push overall high yield bond spreads over Treasuries to levels not seen since the "flight to quality" in the fall of 1998. However, we feel the intermediate-term outlook for a sound domestic economy bodes well for the credit quality of many high yield issuers. In this environment that we view as generally favorable, we initiated several positions during the period, including issues from Spectrasite Holdings, a wireless communication service provider, P&L Coal Holdings, the largest independent coal producer in the world, Sovereign Bancorp, an eastern U.S. bank, and Dobson Communications, a cellular telephone service provider.

   Top Five Stock Holdings
   Franklin Income Securities Fund
   6/30/00

   Company                        % of Total
   Sector                         Net Assets
   -----------------------------------------
   Philip Morris Cos. Inc.             6.0%
   Consumer Non-Durables

   Florida Progress Corp.              1.9%
   Utilities

   American Electric Power             1.8%
   Co. Inc.
   Utilities

   Entergy Corp.                       1.5%
   Utilities

   Public Service Enterprise           1.2%
   Group Inc.
   Utilities

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


   Top Five Bond Holdings
   Franklin Income Securities Fund
   6/30/00
                                   % of Total
   Issuer                          Net Assets
   ------------------------------------------
   Conproca SA, SF                     1.4%

   Consoltex Group Inc.                1.4%

   Playtex Family Products
   Corp.                               1.2%

   Hartmarx Corp.                      1.0%

   Nextel Communications
   Inc.                                0.9%

The foreign bond sector performed relatively well during the period, given the increased volatility in the U.S. stock and bond markets. The group's positive performance was led by our Latin American, Russian and Turkish positions, which experienced positive fundamental developments. The Latin American region benefited from stronger global growth, a commodity price upturn and renewed investor confidence in several countries. The Fund's largest emerging market country holding, Brazil, passed key Congressional fiscal reforms, while the central bank's anti-inflation stance managed to stabilize interest rates and the currency exchange rate far more effectively than anticipated. Russia, for its part, experienced a significant political transition at the end of 1999, as parliamentary power shifted to more reform-minded representatives and Boris Yeltsin resigned from the presidency. Upon his resignation, Yeltsin appointed Prime Minister Vladimir Putin as interim president and Putin subsequently won presidential elections in March. The Fund's Russian bonds appreciated significantly, we believe as a result of these developments, allowing us to take profits in our two positions. Strong performances from several other foreign fixed income holdings also presented other profit-taking opportunities, resulting in a decreased weighting for the Fund's foreign bond sector.

Treasury bonds were volatile during the six-month review period, as fears of strong economic growth gave way to the positive implications of a decreased 30-year Treasury bond supply and the belief that the Fed was near the end of its recent rate-tightening cycle. In this environment, the Treasury bond yield curve inverted, with rates on long-term bonds declining below those of short-term bonds. Believing that the inversion was unlikely to persist, we sold our 30-year U.S. Treasury bonds and purchased 5-year Treasury notes and shorter-duration government agency bonds.

The divergence in equity share performance between growth- and value-oriented sectors reached what we considered extreme levels during the period. This initially created a difficult environment for utility and other value-oriented stock sectors. However, we saw this trend begin to reverse in March as investors shifted their focus away from technology and other high valuation sectors toward those with lower valuations and more stable operating results. Accordingly, the Fund's utility, energy and real estate stocks all made substantial gains over the past six months. We still believe utility stocks represent an attractive value at recent levels. However, given the group's recent strong performance, we sought to maintain a stable sector weighting throughout the period through selective security sales and participation in company-sponsored tender offers.

Many of the Fund's energy stocks delivered solid returns during the six months under review, benefiting from rising oil prices. We believe the sector should continue its healthy performance, given the higher price of oil and still attractive valuations. Although we selectively trimmed our energy holdings, the sector remained our third largest equity investment and, due to appreciation, increased as a percent of the Fund's total net assets from 4.9% on January 1, 2000, to 6.4% by the end of the period.

We sought to take advantage of real estate sector weakness in the middle of the period by initiating a position in Liberty Property Trust, a diversified real estate investment trust (REIT). Although the sector subsequently began to rebound, we believe it still remains attractive at recent valuation levels. As a testament to the sector's attractive valuations, nearly one half of publicly traded REITs instituted share repurchase programs during the reporting period, often funded by property sales at higher private-market valuations.

Lastly, the gold sector weakened during the period, partly due to general investor disinterest and concerns about slowing economic growth. However, as worldwide economic recovery increases demand, the Central Bank selling process becomes more predictable and companies curtail their forward hedging programs, signaling a positive view on the price of gold, we expect the sector's outlook to improve for the remainder of 2000.

Looking forward to the second half of the Fund's fiscal year, wider yield spreads in the corporate bond market and attractive valuations in specific equity sectors should present many attractive investment opportunities. We remain committed to our value-oriented approach and will continue to search for new investments across asset classes and industries.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Income
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Income Securities Fund - Class 2 delivered a +6.39% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Income Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                           Since      Since Class 2
                                                                         Inception      Inception
                                   1-Year       5-Year       10-Year     (1/24/89)       (1/6/99)
 ---------------------------------------------------------------------------------------------------
 Average Annual Total Return       +2.49%       +8.55%       +10.52%      +10.09%         +2.20%
 Cumulative Total Return           +2.49%      +50.69%      +172.02%     +200.03%         +3.27%
 Value of $10,000 Investment      $10,249      $15,069       $27,202      $30,003        $10,327

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights

                                                                                     Class 1
                                                 -----------------------------------------------------------------------------------
                                                 Six Months Ended                       Year Ended December 31,
                                                   June 30, 2000   -----------------------------------------------------------------
                                                    (unaudited)        1999          1998          1997          1996         1995
                                                 -----------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $14.69          $16.92        $18.37        $17.21        $16.47       $14.31
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................        .57            1.19          1.37          1.40          1.32         1.16
 Net realized and unrealized gains (losses) .....        .34           (1.43)        (1.07)         1.38           .44         1.96
                                                 -----------------------------------------------------------------------------------
Total from investment operations ................        .91            (.24)          .30          2.78          1.76         3.12
                                                 -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................      (1.48)          (1.46)        (1.42)        (1.33)         (.87)        (.89)
 Net realized gains .............................       (.71)           (.53)         (.33)         (.29)         (.15)        (.07)
                                                 -----------------------------------------------------------------------------------
Total distributions .............................      (2.19)          (1.99)        (1.75)        (1.62)        (1.02)        (.96)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ..................     $13.41          $14.69        $16.92        $18.37        $17.21       $16.47
                                                 ===================================================================================
Total return(b) .................................      6.55%          (1.82%)        1.64%        17.09%        11.28%       22.40%

Ratios/supplemental data
Net assets, end of period (000's) ...............   $661,923        $775,116    $1,185,840    $1,406,787    $1,350,659   $1,266,538
Ratios to average net assets:
 Expenses .......................................       .52%(c)         .50%          .49%          .50%          .50%         .51%
 Net investment income ..........................      8.04%(c)        7.41%         6.94%         7.53%         7.96%        8.05%
Portfolio turnover rate .........................     14.25%          11.89%        12.22%        14.68%        15.28%       33.14%

(a)Based on average shares outstanding effective December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                        Class 2
                                                        ---------------------------------------
                                                         Six Months Ended
                                                          June 30, 2000        Year Ended
                                                           (unaudited)     December 31, 1999(d)
                                                        ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $14.65                $17.07
                                                        ---------------------------------------
Income from investment operations:
 Net investment income(a) ...........................           .55                  1.10
 Net realized and unrealized gains (losses) .........           .34                 (1.53)
                                                        ---------------------------------------
Total from investment operations ....................           .89                  (.43)
                                                        ---------------------------------------
Less distributions from:
 Net investment income ..............................         (1.47)                (1.46)
 Net realized gains .................................          (.71)                 (.53)
                                                        ---------------------------------------
Total distributions .................................         (2.18)                (1.99)
                                                        ---------------------------------------
Net asset value, end of period ......................        $13.36               $ 14.65
                                                        =======================================
Total return(b) .....................................         6.39%                (2.93%)

Ratios/supplemental data
Net assets, end of period (000's) ...................        $1,507               $ 1,302
Ratios to average net assets:
 Expenses ...........................................          .76%(c)               .75%(c)
 Net investment income ..............................         7.78%(c)              7.36%(c)
Portfolio turnover rate .............................        14.25%                11.89%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                   COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
    Common Stocks 37.0%
    Consumer Durables .4%
    General Motors Corp. ...................................    United States        45,126      $  2,620,128
                                                                                                 ------------
    Consumer Non-Durables 6.6%
    Nabisco Group Holdings Corp. ...........................    United States        60,000         1,556,250
    Philip Morris Cos. Inc. ................................    United States     1,500,000        39,843,750
    R.J. Reynolds Tobacco Holdings Inc. ....................    United States        90,000         2,514,375
                                                                                                 ------------
                                                                                                   43,914,375
                                                                                                 ------------
    Electronic Technology .2%
    General Motors Corp., H ................................    United States        15,840         1,389,960
                                                                                                 ------------
    Energy Minerals 2.5%
    Athabasca Oil Sands Trust ..............................        Canada          270,000         5,366,471
    BP Prudhoe Bay Royalty Trust ...........................    United States        50,000           596,875
    Canadian Oil Sands Trust Units .........................        Canada          260,000         5,176,486
    EOG Resources Inc. .....................................    United States        79,400         2,659,900
(a) Santa Fe Snyder Corp. ..................................    United States        89,842         1,021,953
    Ultramar Diamond Shamrock Corp. ........................    United States        65,000         1,612,813
                                                                                                 ------------
                                                                                                   16,434,498
                                                                                                 ------------
    Non-Energy Minerals 2.4%
    Anglo American Platinum Corp. Ltd., ADR ................     South Africa       100,000         2,825,000
    Anglogold Ltd., ADR ....................................     South Africa       325,000         6,682,813
    De Beers Consolidated Mines AG, ADR ....................     South Africa        40,000           972,500
    Impala Platinum Holdings Ltd., ADR .....................     South Africa       140,000         5,285,000
                                                                                                 ------------
                                                                                                   15,765,313
                                                                                                 ------------
    Process Industries .2%
(a) Dan River Inc., A ......................................    United States        42,600           202,350
    Lyondell Chemical Co. ..................................    United States        50,000           837,500
                                                                                                 ------------
                                                                                                    1,039,850
                                                                                                 ------------
    Producer Manufacturing .3%
    McDermott International Inc. ...........................    United States       260,000         2,291,250
                                                                                                 ------------
    Real Estate .9%
    FelCor Lodging Trust Inc. ..............................    United States       275,000         5,087,500
    Liberty Property Trust .................................    United States        30,000           778,125
                                                                                                 ------------
                                                                                                    5,865,625
                                                                                                 ------------
    Telecommunications 1.5%
    Telecom Argentina Stet-France Telecom SA, ADR ..........      Argentina         260,880         7,174,200
    U.S. West Inc. .........................................    United States        30,000         2,572,500
                                                                                                 ------------
                                                                                                    9,746,700
                                                                                                 ------------
    Utilities 22.0%
    American Electric Power Co. Inc. .......................    United States       395,000        11,701,875
    Cinergy Corp. ..........................................    United States       210,000         5,341,875
    Conectiv Inc. ..........................................    United States       200,000         3,112,500
    Dominion Resources Inc. ................................    United States       114,800         4,922,050
    Edison International ...................................    United States       160,000         3,280,000
    Energy East Corp. ......................................    United States       190,000         3,621,875
    Entergy Corp. ..........................................    United States       355,000         9,651,563
    FirstEnergy Corp. ......................................    United States       160,000         3,740,000
    Florida Progress Corp. .................................    United States       270,000        12,656,250
    FPL Group Inc. .........................................    United States       140,000         6,930,000
    GPU Inc. ...............................................    United States       175,000         4,735,938
    Hawaiian Electric Industries Inc. ......................    United States        76,500         2,510,156
    KeySpan Corp. ..........................................    United States       100,000         3,075,000
    New Century Energies Inc. ..............................    United States       185,000         5,550,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Utilities (cont.)
    Northern States Power Co. ...........................................   United States        182,800      $  3,690,275
    PECO Energy Co. .....................................................   United States        200,000         8,062,500
    PG&E Corp. ..........................................................   United States        310,000         7,633,750
    Potomac Electric Power Co. ..........................................   United States        210,000         5,250,000
    Public Service Enterprise Group Inc. ................................   United States        235,000         8,136,875
    Reliant Energy Inc. .................................................   United States        235,000         6,947,188
    SCANA Corp. .........................................................   United States         56,792         1,370,107
    Sempra Energy .......................................................   United States        292,810         4,977,770
    Sierra Pacific Resources ............................................   United States        145,000         1,821,563
    Southern Co. ........................................................   United States        270,000         6,294,375
    TXU Corp. ...........................................................   United States        265,000         7,817,500
    Western Resources Inc. ..............................................   United States        215,000         3,332,500
                                                                                                              ------------
                                                                                                               146,163,485
                                                                                                              ------------
    Total Common Stocks (Cost $226,328,474)..............................                                      245,231,184
                                                                                                              ------------
    Preferred Stocks .9%
    Non-Energy Minerals .3%
    Freeport-McMoran Copper & Gold Inc., 0.00%, pfd. ....................   United States        108,800         2,148,800
                                                                                                              ------------
    Process Industries .6%
    Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 .........................     Indonesia        7,073,000         3,571,865
                                                                                                              ------------
    Total Preferred Stocks (Cost $9,975,268).............................                                        5,720,665
                                                                                                              ------------
    Convertible Preferred Stocks 12.3%
    Energy Minerals 3.9%
(a) Chesapeake Energy Corp., 7.00%, cvt. pfd., 144A .....................   United States         85,000         5,163,750
    Enron Corp., 7.00%, cvt. pfd. .......................................   United States         97,700         3,028,700
    Kerr-McGee Corp., 5.50%, cvt. pfd. ..................................   United States        138,800         6,905,300
    Lomak Financing Trust, 5.75%, cvt. pfd. .............................   United States        140,000         2,765,000
    Newfield Financial Trust I, 6.50%, cvt. pfd. ........................   United States         72,600         4,319,700
    Nuevo Financing I, 5.75%, cvt. pfd., A ..............................   United States        140,000         3,570,000
                                                                                                              ------------
                                                                                                                25,752,450
                                                                                                              ------------
    Industrial Services .9%
    Weatherford International Inc., 5.00%, cvt. pfd., 144A ..............   United States        125,000         5,750,000
                                                                                                              ------------
    Non-Energy Minerals 1.0%
    Battle Mountain Gold Co., $3.25, cvt. pfd............................   United States         66,300         1,955,850
    Hecla Mining Co., 7.00%, cvt. pfd., B ...............................   United States         70,000         1,347,500
    Kinam Gold Inc., $3.75, cvt. pfd., B.................................       Canada           150,000         3,375,000
                                                                                                              ------------
                                                                                                                 6,678,350
                                                                                                              ------------
    Process Industries .1%
    Georgia-Pacific Corp., 7.50%, cvt. pfd. .............................   United States         30,000           960,000
                                                                                                              ------------
    Real Estate 5.2%
    Apartment Investment & Management Co., 8.00%, cvt. pfd., K ..........   United States        160,000         4,360,000
    Archstone Communities Trust, $1.75, cvt. pfd., A.....................   United States        200,000         6,200,000
    Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..................   United States        365,000         6,296,250
    Host Marriott Corp., 6.75%, cvt. pfd. ...............................   United States        110,000         3,719,375
    Innkeepers USA Trust, 8.625%, cvt. pfd., A ..........................   United States        175,000         2,931,250
    ProLogis Trust, 7.00%, cvt. pfd., B .................................   United States        135,000         3,678,750
    Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ...............   United States        180,000         3,993,750
    Vornado Realty Trust, 6.50%, cvt. pfd., A ...........................   United States         60,000         3,108,750
                                                                                                              ------------
                                                                                                                34,288,125
                                                                                                              ------------
    Transportation .4%
    Union Pacific Capital Trust, 6.25%, cvt. pfd. .......................   United States         70,000         2,782,500
                                                                                                              ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                            PRINCIPAL
                                                                                               COUNTRY       AMOUNT*       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    Convertible Preferred Stocks (cont.)
    Utilities .8%
    CMS Energy Trust I, 7.75%, cvt. pfd. ................................................. United States  $   160,000   $  5,480,000
                                                                                                                        ------------
    Total Convertible Preferred Stocks (Cost $97,395,804).................................                                81,691,425
                                                                                                                        ------------
    Bonds 26.7%
    Commercial Services
(b) AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ................ United States    1,000,000         35,000
                                                                                                                        ------------
    Consumer Durables .2%
    E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ........................... United States    3,750,000      1,518,750
                                                                                                                        ------------
    Consumer Non-Durables 4.0%
    Compania De Alimentos Fargo SA, 13.25%, 8/01/08 ......................................   Argentina      2,000,000      1,715,000
    Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ................................. United States    2,197,000      1,878,435
    Evenflo Company Inc., B, 11.75%, 8/15/06 ............................................. United States    2,000,000      1,970,000
    Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ................................... United States    6,900,000      6,796,500
    Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 ..................... United States    8,000,000      7,800,000
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .................... United States    4,600,000      2,346,000
    Revlon Worldwide Corp., senior disc. note, B, zero cpn., 3/15/01 ..................... United States    1,200,000        498,000
    SFC New Holdings Inc., senior note, 11.25%, 8/15/01 .................................. United States    3,033,000      2,972,340
    SFC New Holdings Inc., zero cpn. to 6/15/05, 11.00% thereafter, 12/15/09 ............. United States      191,574             --
    The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 ....................... United States      500,000        480,000
                                                                                                                        ------------
                                                                                                                          26,456,295
                                                                                                                        ------------
    Consumer Services 3.5%
    Adelphia Communications, senior note, 7.875%, 5/01/09 ................................ United States    1,000,000        845,000
    AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01, 12.25%
    thereafter, 3/15/06 .................................................................. United States    2,438,000        499,790
    AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 .................... United States      650,000        198,250
    Cablevision SA, 13.75%, 5/01/09 ......................................................   Argentina      1,000,000        912,500
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92%
    thereafter, 4/01/11 .................................................................. United States    5,000,000      2,862,500
    Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 .......................... United States    1,000,000        957,500
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ................................. United States    4,000,000      4,100,000
    Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 .............................. United States      500,000        497,500
    Harveys Casino Resorts, senior sub. note, 10.625%, 6/01/06 ........................... United States    2,200,000      2,233,000
    Lone Cypress Co., sub. note, 144A, 11.50%, 8/01/09 ................................... United States    4,703,000      4,638,334
    Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.125%, 1/15/09 ........ United States    2,500,000      1,550,000
(d) Station Casinos Inc., senior sub. note, 144A, 9.875%, 7/01/10 ........................ United States    1,400,000      1,404,662
    United Pan-Europe Communications NV, zero cpn. to 8/01/04, 12.50% thereafter, 8/01/09   Netherlands     3,500,000      1,715,000
    Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ..................... United States    1,000,000      1,015,000
                                                                                                                        ------------
                                                                                                                          23,429,036
                                                                                                                        ------------
    Electronic Technology .6%
    Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 .................................. United States    6,000,000      3,885,000
                                                                                                                        ------------
    Energy Minerals 3.1%
    Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 .......................  United States   3,000,000      2,805,000
    Chesapeake Energy Corp., senior note, B, 7.875%, 3/15/04 .............................  United States     500,000        465,000
    Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ........................      Mexico      9,000,000      9,472,500
    Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ............................  United States   4,000,000      3,660,000
    Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 ...............................  United States     950,000        912,000
    Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 ................  United States   1,300,000      1,105,000
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ........................  United States   1,200,000      1,119,000
    Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ..........................  United States   1,000,000        990,000
                                                                                                                        ------------
                                                                                                                          20,528,500
                                                                                                                        ------------
    Finance .4%
    Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ................................  United States   2,800,000      2,779,000
                                                                                                                        ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                        PRINCIPAL
                                                                                          COUNTRY        AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
    Bonds (cont.)
    Health Technology .7%
    Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 ................... United States   $ 3,000,000   $   1,695,000
    ICN Pharmaceuticals Inc., senior note, B, 9.25%, 8/15/05 ......................... United States     3,000,000       2,925,000
                                                                                                                     -------------
                                                                                                                         4,620,000
                                                                                                                     -------------
    Industrial Services 1.0%
    Allied Waste North America Inc., senior sub. note, 10.00%, 8/01/09 ............... United States     4,000,000       3,360,000
    First Wave Marine Inc., senior note, 11.00%, 2/01/08 ............................. United States     1,000,000         595,000
    Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ............... United States     1,000,000       1,003,750
    R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 ................................. United States     2,000,000       1,860,000
                                                                                                                     -------------
                                                                                                                         6,818,750
                                                                                                                     -------------
    Process Industries 5.4%
    Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 .................... United States     6,000,000       6,060,000
    Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ...................... United States    10,000,000       9,150,000
    Four M Corp., senior note, B, 12.00%, 6/01/06 .................................... United States     2,000,000       1,882,500
    Huntsman ICI Chemicals, zero cpn., 12/31/09 ...................................... United States     7,500,000       2,437,500
(b) Packaging Resources Inc., senior note, 11.625%, 5/01/03 .......................... United States     3,000,000       1,815,000
    Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 ............................ United States     4,000,000       3,740,000
(b) RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ................................. United States    10,000,000       1,500,000
    Riverwood International, senior sub. note, 10.875%, 4/01/08 ...................... United States     4,500,000       3,982,500
    Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ......................   Indonesia       8,000,000       5,280,000
                                                                                                                     -------------
                                                                                                                        35,847,500
                                                                                                                     -------------
    Producer Manufacturing 1.7%
    Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ..................... United States     4,000,000       3,850,000
    Nortek Inc., senior sub. note, 9.875%, 3/01/04 ................................... United States     2,000,000       1,915,000
    Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 .............. United States     2,000,000       1,610,000
    Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 .......................... United States     2,696,000       2,500,540
    Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ................     Canada        2,350,000       1,656,750
                                                                                                                     -------------
                                                                                                                        11,532,290
                                                                                                                     -------------
    Technology Services .3%
    PSINet Inc., senior note, 10.50%, 12/01/06 ....................................... United States     2,000,000       1,850,000
                                                                                                                     -------------

    Telecommunications 5.8%
    Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04, 11.25%
      thereafter, 8/01/11 ............................................................ United States     5,000,000       3,125,000
    Dobson Communications Corp., senior note, 144A, 10.875%, 7/10/10 ................. United States     3,400,000       3,425,500
    Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ......................    Bermuda        1,000,000         969,006
    Level 3 Communications Inc., zero cpn. to 12/01/03,10.50% thereafter, 12/01/08 ... United States     4,000,000       2,400,000
    Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ................................ United States     3,000,000       2,100,000
    Microcell Telecommunications Inc., zero cpn. to 6/01/04, 12.00% thereafter,
     6/01/09 ......................................................................... United States     3,000,000       1,987,500
    Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
      thereafter, 2/15/08 ............................................................ United States     8,500,000       6,268,750
    Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125%
      thereafter, 4/15/08 ............................................................ United States     5,000,000       3,300,000
    NEXTLINK Communications Inc., senior note, 10.75%, 6/01/09 ....................... United States     4,000,000       3,940,000
    NEXTLINK Communications Inc., zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09 ... United States     4,000,000       2,500,000
    Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25%
      thereafter, 4/15/09 ............................................................ United States     1,750,000       1,023,750
    Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875%
      thereafter, 3/15/10 ............................................................ United States     4,000,000       2,220,000
    Voicestream Wireless Corp., 10.375%, 11/15/09 .................................... United States     1,000,000       1,045,000
    Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875%
      thereafter, 11/15/09 ........................................................... United States     1,750,000       1,181,250
    Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ............... United States     3,290,000       3,224,200
                                                                                                                     -------------
                                                                                                                        38,709,956
                                                                                                                     -------------
    Total Bonds (Cost $206,511,564)...................................................                                 178,010,057
                                                                                                                     -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                     PRINCIPAL
                                                                                    COUNTRY           AMOUNT*           VALUE
---------------------------------------------------------------------------------------------------------------------------------
    Convertible Bonds 6.6%
    Electronic Technology 1.0%
    Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 .......................... United States    $     8,000,000    $  6,480,000
                                                                                                                    ------------
    Energy Minerals 1.0%
    Kerr McGee Corp., cvt., 7.50%, 5/15/14 .................................... United States          1,246,000       1,193,045
    Swift Energy Co., cvt. sub. note, 6.25%, 11/15/06 ......................... United States          5,500,000       5,348,750
                                                                                                                    ------------
                                                                                                                       6,541,795
                                                                                                                    ------------
    Health Services .3%
(b) Continucare Corp., cvt. sub. note, 144A, 8.00%, 10/31/02 .................. United States          9,500,000       1,900,000
                                                                                                                    ------------
    Industrial Services .5%
    Key Energy Services Inc., cvt., 5.00%, 9/15/04 ............................ United States          3,200,000       2,542,336
    Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 ....................... United States          1,000,000         822,500
                                                                                                                    ------------
                                                                                                                       3,364,836
                                                                                                                    ------------
    Non-Energy Minerals 1.6%
    Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ................................     Ghana              5,000,000       3,125,000
    Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 .......... United States            100,000          65,000
    Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ................ United States          6,000,000       2,730,000
    Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 .......................     Canada             7,000,000       4,634,210
                                                                                                                    ------------
                                                                                                                      10,554,210
                                                                                                                    ------------
    Process Industries .3%
    APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 ..................   Indonesia           11,500,000       1,940,625
                                                                                                                    ------------
    Producer Manufacturing .3%
    Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 ................. United States          5,000,000       2,325,000
                                                                                                                    ------------
    Real Estate 1.6%
    Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ....................... United States          6,000,000       5,370,000
    Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ............... United States          6,500,000       5,061,875
                                                                                                                    ------------
                                                                                                                      10,431,875
                                                                                                                    ------------
    Total Convertible Bonds (Cost $59,909,011).................................                                       43,538,341
                                                                                                                    ------------
    U.S. Government Securities 1.8%
    FHLMC, 6.875%, 1/15/05 .................................................... United States          7,000,000       6,963,565
    U.S. Treasury Note, 5.875%, 11/15/04 ...................................... United States          5,000,000       4,926,565
                                                                                                                    ------------
    Total U.S. Government Securities (Cost $11,742,369)........................                                       11,890,130
                                                                                                                    ------------
    Foreign Government and Agency Securities 12.9%
    ESCOM, E168, utility deb., 11.00%, 6/01/08 ................................  South Africa     27,000,000 ZAR       3,325,218
    Republic of Argentina, L, FRN, 6.00%, 3/31/23 .............................   Argentina           20,900,000      13,846,250
    Republic of Argentina, 11.75%, 6/15/15 ....................................   Argentina           13,441,009      12,187,635
    Republic of Brazil, 11.625%, 4/15/04 ......................................     Brazil             2,000,000       2,027,500
    Republic of Brazil, FRN, 6.00%, 4/15/24 ...................................     Brazil            29,000,000      18,958,750
    Republic of Brazil, A, FRN, 7.00%, 1/01/01 ................................     Brazil             2,460,000       2,463,075
    Republic of Brazil, L, FRN, 7.375%, 4/15/06 ...............................     Brazil            14,880,000      13,568,700
    Republic of Bulgaria, FRN, 7.063%, 7/28/11 ................................    Bulgaria            1,000,000         792,500
    Republic of Korea, 8.875%, 4/15/08 ........................................ Korea (South)          6,000,000       6,187,200
    Republic of South Africa, 12.00%, 2/28/05 .................................  South Africa     23,000,000 ZAR       3,213,141
    Republic of Turkey, 12.375%, 6/15/09 ......................................     Turkey             7,000,000       7,437,500
    Russia Ministry of Finance, 11.75%, 6/10/03 ...............................     Russia               450,000         417,938
    Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ........................     Russia             1,200,000         930,000
                                                                                                                    ------------
    Total Foreign Government and Agency Securities (Cost $79,899,076)..........                                       85,355,407
                                                                                                                    ------------
    Total Long Term Investments (Cost $691,761,566) 98.2%......................                                      651,437,209
                                                                                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                   PRINCIPAL
                                                                                   COUNTRY          AMOUNT*           VALUE
--------------------------------------------------------------------------------------------------------------------------------
(c) Repurchase Agreement .4%
    Joint Repurchase Agreement, 6.563%, 7/03/00 (Maturity Value $2,720,704)
     (Cost $$2,719,217)                                                         United States     $  2,719,217      $2,719,217
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Goldman, Sachs & Co.
    Greenwich Capital Markets Inc.
    Lehman Brothers, Inc.
    Nesbitt Burns Securities Inc.
    Paine Webber Inc.
    Paribas Corp.
    UBS Warburg
    Collateralized by U.S. Treasury Bills and Notes

    Total Investments (Cost $694,480,783) 98.6%.............................                                       654,156,426
    Other Assets, less Liabilities 1.4% ....................................                                         9,273,761
                                                                                                                  ------------
    Net Assets 100.0% ......................................................                                      $663,430,187
                                                                                                                  ============

Currency Abbreviations:

ZAR-South African Rand

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing
(b)See Note 6 regarding defaulted securities.
(c)Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.
(d)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $ 694,480,783
                                                           -------------
  Value ...............................................      654,156,426
 Receivables:
  Investment securities sold ..........................        3,731,021
  Capital shares sold .................................            6,341
  Dividends and interest ..............................        8,434,532
  Affiliates ..........................................            1,800
                                                           -------------
    Total assets ......................................      666,330,120
                                                           -------------
Liabilities:
 Payables:
  Investment securities purchased .....................        2,102,974
  Capital shares redeemed .............................          393,975
  Affiliates ..........................................          273,895
 Other liabilities ....................................          129,089
                                                           -------------
    Total liabilities .................................        2,899,933
                                                           -------------
     Net assets, at value .............................    $ 663,430,187
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $  28,195,209
 Net unrealized depreciation ..........................      (40,324,243)
 Accumulated net realized gain ........................       14,662,874
 Capital shares .......................................      660,896,347
                                                           -------------
     Net assets, at value .............................    $ 663,430,187
                                                           =============
Class 1:
 Net assets, at value .................................    $ 661,923,006
                                                           =============
 Shares outstanding ...................................       49,372,826
                                                           =============
 Net asset value and offering price per share .........    $       13.41
                                                           =============
Class 2:
 Net assets, at value .................................    $   1,507,181
                                                           =============
 Shares outstanding ...................................          112,822
                                                           =============
 Net asset value and offering price per share .........    $       13.36
                                                           =============


                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes and fees of $35,295)
 Dividends ...............................................................    $10,615,616
 Interest ................................................................     19,608,093
                                                                              -----------
  Total investment income ................................................     30,223,709
                                                                              -----------
Expenses:
 Management fees (Note 3) ................................................      1,709,389
 Distribution fees - Class 2 (Note 3) ....................................          1,755
 Custodian fees ..........................................................         20,531
 Reports to shareholders .................................................         49,681
 Professional fees (Note 3) ..............................................         21,778
 Trustees' fees and expenses .............................................          3,807
 Other ...................................................................         17,918
                                                                              -----------
  Total expenses .........................................................      1,824,859
                                                                              -----------
   Net investment income .................................................     28,398,850
                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................     15,171,277
  Foreign currency transactions ..........................................        (29,553)
                                                                              -----------
   Net realized gain .....................................................     15,141,724
 Net unrealized appreciation on:
  Investments ............................................................         41,041
  Translation of assets and liabilities denominated in foreign currencies           1,468
                                                                              -----------
   Net unrealized appreciation ...........................................         42,509
                                                                              -----------
Net realized and unrealized gain .........................................     15,184,233
                                                                              -----------
Net increase in net assets resulting from operations .....................    $43,583,083
                                                                              ===========

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                             June 30, 2000    December 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $   28,398,850     $   71,767,692
  Net realized gain from investments and foreign currency transactions ...................       15,141,724         24,830,510
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................           42,509       (113,078,942)
                                                                                             ---------------------------------
   Net increase (decrease) in net assets resulting from operations .......................       43,583,083        (16,480,740)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................      (66,981,624)       (80,764,333)
   Class 2 ...............................................................................         (125,777)           (43,625)
  Net realized gains:
   Class 1 ...............................................................................      (32,026,055)       (28,938,989)
   Class 2 ...............................................................................          (60,736)           (15,631)
                                                                                             ---------------------------------
 Total distributions to shareholders .....................................................      (99,194,192)      (109,762,578)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      (57,682,993)      (284,567,490)
   Class 2 ...............................................................................          305,829          1,389,381
                                                                                             ---------------------------------
 Total capital share transactions ........................................................      (57,377,164)      (283,178,109)
   Net decrease in net assets ............................................................     (112,988,273)      (409,421,427)
Net assets:
 Beginning of period .....................................................................      776,418,460      1,185,839,887
                                                                                             ---------------------------------
 End of period ...........................................................................   $  663,430,187     $  776,418,460
                                                                                             =================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $   28,195,209     $   66,903,760
                                                                                             =================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Income Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 93% of the Fund's shares were sold through one insurance company. The Fund seeks to maximize income while maintaining prospects for capital appreciation.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                         Six Months Ended                      Year Ended
                                                          June 30, 2000                    December 31, 1999(a)
                                                -------------------------------------------------------------------
                                                     Shares            Amount           Shares            Amount
Class 1 Shares:                                 -------------------------------------------------------------------
Shares sold ...................................        531,253    $    7,589,842        2,371,113    $   38,308,568
Shares issued in reinvestment of distributions       7,546,317        99,007,679        7,222,075       109,703,322
Shares redeemed ...............................    (11,468,310)     (164,280,514)     (26,903,414)     (432,579,380)
                                                -------------------------------------------------------------------
Net decrease ..................................     (3,390,740)   $  (57,682,993)     (17,310,226)   $ (284,567,490)
                                                ===================================================================
Class 2 Shares:
Shares sold ...................................         29,494    $      405,754           85,908    $    1,343,308
Shares issued in reinvestment of distributions          14,259           186,513            3,906            59,256
Shares redeemed ...............................        (19,853)         (286,438)            (892)          (13,183)
                                                -------------------------------------------------------------------
Net increase ..................................         23,900    $      305,829           88,922    $    1,389,381
                                                ===================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       --------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .50%          Over $100 million, up to and including $250 million
               .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $2,203 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund has deferred capital losses occurring subsequent to October 31, 1999 of $799,463. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $694,510,439 was as follows:

  Unrealized appreciation .............  $   66,405,603
  Unrealized depreciation .............    (106,759,616)
                                         --------------
  Net unrealized depreciation .........  $  (40,354,013)
                                         ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $98,673,765 and $230,318,829, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 40.7% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 2000, the Fund held defaulted securities with a value aggregating $5,250,000 representing .8% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

                                FRANKLIN NATURAL RESOURCES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Natural Resources Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in U.S. and foreign equity securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.
--------------------------------------------------------------------------------
This semiannual report for Franklin Natural Resources Securities Fund covers the six months ended June 30, 2000. During the period, many commodity markets appeared to be adversely affected by investors' fears that potential inflation and moderating global growth could lead to a slowdown in the U.S. economy. However, the energy market performed exceptionally well, with most energy prices rising due to declines in available supply and continued demand. Crude oil traded at a post-Gulf War high and natural gas prices nearly doubled.

Because we were overweight in the energy sector relative to the Fund's benchmark, the Financial Times/Standard & Poor's (Fin. Times/S&P) AW Energy and Basic Industries Index, this environment benefited the Fund's performance significantly.(1) We had a bias towards natural gas related securities because we believed they exhibited the strongest supply and demand fundamentals. In our opinion, demand for natural gas will outpace supply over the next year, leading to even higher average prices as gas storage levels drop.

During the reporting period, our positions in Chesapeake Energy, EOG Resources, Newfield Exploration and Devon Energy, oil and gas exploration and development companies with a majority of their production and reserves in natural gas, appreciated significantly. Our holdings of the following oil services companies, Weatherford International, Transocean Sedco Forex, Baker Hughes and Grey Wolf, each increased over 50% in value.

Of course, not all of our investments did this well. The Fund's performance was negatively impacted by its exposure to paper and forest products companies, as fear of slowing global economic growth contributed to decreased valuations. However, believing that these stocks offered good value and growth potential if the economy does

(1) The Fin. Times/S&P AW Energy and Basic Industries Index is a composite of 50% Fin. Times/S&P AW Energy Index and 50% Fin. Times/S&P AW Basic Industries Index. It includes various natural resources industries dealing with: construction and building materials, chemicals, mining, metals, minerals, precious metals and minerals, forestry and paper products, and fabricated metal products as well as with oil internationals, crude producers, petroleum products and refineries, non-oil energy sources, and energy equipment and services.

   Top 10 Holdings
   Franklin Natural Resources
   Securities Fund
   6/30/00

   Company                         % of Total
   Sector, Country                 Net Assets
   -------------------------------------------
   Chesapeake Energy Corp.           4.0%
   Energy Minerals, U.S.

   Conoco Inc., B                    3.3%
   Energy Minerals, U.S.

   Weatherford
   International Inc.                3.2%
   Industrial Services, U.S.

   Transocean Sedco
   Forex Inc.                        3.1%
   Industrial Services, U.S.

   EOG Resources Inc.                3.1%
   Energy Minerals, U.S.

   Baker Hughes Inc.                 2.5%
   Industrial Services, U.S.

   IMC Global/Merrill Lynch,
   6.25%, cvt. pfd., IGL             2.4%
   Finance, U.S.

   Pennaco Energy Inc.               2.4%
   Energy Minerals, U.S.

   Pohang Iron & Steel Co.
   Ltd., ADR                         2.4%
   Non-Energy Minerals,
   Korea

   Superior Energy
   Services Inc.                     2.4%
   Industrial Services, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

not slow down excessively, we maintained our exposure to this sector and purchased additional shares of Bowater, a manufacturer and distributor of pulp and paper products. Since we were underweight in our exposure to the steel and base metals sectors, the Fund's performance was not greatly affected by the fact that prices of these stocks fell about 30% during the period.

Looking forward, we expect energy prices to remain above historical averages, which could lead to stronger cash flow for individual energy companies. We also believe that the prospects for companies in the broader natural resources sector will improve over the long term. The Fund is well positioned with investments in companies that have superior management, relatively low costs and the capability to add value for our shareholders through commodity-price cycles. We are optimistic that by combining our top-down industry research with bottom-up stock analysis, we will provide our shareholders with the potential for attractive long-term results.

We thank you for your participation in Franklin Natural Resources Securities Fund and look forward to serving your investment needs in the future. Please feel free to contact us with your comments or questions.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Natural Resources Securities Fund - Class 2 delivered a +20.69% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Natural Resources Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                              Since     Since Class 2
                                                                            Inception     Inception
                                         1-Year       5-Year      10-Year   (1/24/89)      (1/6/99)
 -----------------------------------------------------------------------------------------------------
 Average Annual Total Return            +23.42%       +0.31%       +3.17%      +3.94%       +33.68%
 Cumulative Total Return                +23.42%       +1.54%      +36.60%     +55.45%       +53.64%
 Value of $10,000 Investment            $12,342      $10,154      $13,660     $15,545       $15,364

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Natural
Resources Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                 FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in equity securities of companies, including small capitalization companies, in the real estate industry, primarily real estate investment trusts (REITs).
--------------------------------------------------------------------------------
We are pleased to bring you this semiannual report for Franklin Real Estate Fund. Following weak performances in 1998 and 1999, real estate stocks rebounded significantly during the first six months of 2000, with the strongest gains coming in the last half of the period as volatility in the broader markets seemed to generate renewed interest in value stocks. As we entered
2000, shares of Real Estate Investment Trusts (REITs) were very attractively priced, in our opinion. This, combined with promising operating fundamentals at the property level, helped to provide the catalyst for higher stock prices in the sector, and the Wilshire Real Estate Securities Index rose 15.21% for the six months ended June 30, 2000.(1)

The diversified property sector, which is comprised of those companies whose focus is not limited to one specific property type, represented the Fund's largest weighting. The Fund's second largest weighting, office real estate stocks, was one of the best performing property types during the reporting period, partly as a result of favorable supply and demand characteristics and compelling valuations. In our opinion, these two sectors, in addition to the Fund's third largest weighting, apartments, have favorable long-term fundamentals and reasonable stock valuations.

During the reporting period, we purchased stocks of two mall companies, Chelsea CGA, an outlet mall REIT we believe has strong growth opportunities, and Glimcher Realty, a regional mall repositioning its assets for improved growth potential. Both stocks were trading at attractive valuations, in our view, and offered relatively high dividend yields at the time we purchased them.

(1) Source: Standard and Poor's Micropal. The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investments trusts (REITs) and real estate operating companies. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

   Sector Breakdown
   Franklin Real Estate Fund
   6/30/00

                               % of Total
   Sector                       Net Assets
   ---------------------------------------
   Diversified                    26.8%

   Office                         21.5%

   Apartment                      14.8%

   Retail                         12.1%

   Hotel                          11.1%

   Industrial                      5.4%

   Self Storage                    3.7%

   Manufactured Housing            1.7%

   Health Care                     0.4%

   Short-Term Investments &
   Other Net Assets                2.5%


                                                                          FRE-1

   Top 10 Holdings
   Franklin Real Estate Fund
   6/30/00

   Security                         % of Total
   Security Type                    Net Assets
   --------------------------------------------
   Equity Office Properties           5.7%
   Office

   Starwood Hotels &
   Resorts                            5.6%
   Hotel

   Security Capital Group             4.7%
   Diversified

   Apartment Investment &
   Management                         4.7%
   Apartment

   Equity Residential
   Property Trust                     4.5%
   Apartment

   Prologis Trust                     4.4%
   Industrial

   Glenborough Realty Trust           4.3%
   Diversified

   Meristar Hospitality Corp.         4.0%
   Hotel

   Liberty Property Trust             3.9%
   Diversified

   Public Storage Inc.                3.7%
   Self Storage

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Becoming concerned about overbuilding in the hotel sector, we sold our holdings in Winston Hotels, Felcor Lodging and Host Marriott because of what we felt were the companies' weak growth prospects. We also eliminated our positions in Camden Properties, a regional apartment REIT, Crescent Realty, a diversified REIT, and Developers Diversified, a retail community center REIT, due to their exposure to overbuilt markets in the south and southeast.

Looking forward, we believe real estate fundamentals, with a few exceptions, should continue to benefit from an environment of balanced supply and demand. Given rising rents and selective development opportunities, earnings growth through the rest of 2000 appears strong. Overall, we are optimistic about the prospects for investing in real estate securities. In our opinion, they possess a unique combination of strong fundamentals, favorable valuations and attractive growth opportunities. Consequently, the sector appears to be once again attracting investors due to the earnings visibility and the underlying asset value of real estate companies.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRE-2

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Real Estate Fund - Class 2 delivered a +17.11% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Real Estate Fund - Class 2*
 Periods ended 6/30/00
                                                                                     Since      Since Class 2
                                                                                   Inception      Inception
                                            1-Year         5-Year       10-Year    (1/24/89)       (1/6/99)
 -------------------------------------------------------------------------------------------------------------
 Average Annual Total Return                +4.08%        +10.52%       +10.97%       +9.78%        +5.43%
 Cumulative Total Return                    +4.08%        +64.91%      +183.17%     +190.51%        +8.14%
 Value of $10,000 Investment               $10,408        $16,491       $28,317      $29,051       $10,814

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Real Estate
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                                          FRE-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights

                                                                                  Class 1
                                               -----------------------------------------------------------------------------------
                                                Six Months Ended                       Year Ended December 31,
                                                  June 30, 2000   ----------------------------------------------------------------
                                                   (unaudited)        1999         1998         1997         1996         1995
                                               -----------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $14.92          $19.93       $25.60        $22.15       $17.40       $15.31
                                                    ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................         .36             .88         1.45           .72          .79          .78
 Net realized and unrealized gains (losses) ...        2.08           (1.77)       (5.60)         3.72         4.74         1.83
                                                    ----------------------------------------------------------------------------
Total from investment operations ..............        2.44            (.89)       (4.15)         4.44         5.53         2.61
                                                    ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (1.15)          (1.73)        (.94)         (.67)        (.78)        (.52)
 Net realized gains ...........................        (.69)          (2.39)        (.58)         (.32)          --           --
                                                    ----------------------------------------------------------------------------
Total distributions ...........................       (1.84)          (4.12)       (1.52)         (.99)        (.78)        (.52)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period ................      $15.52          $14.92       $19.93        $25.60       $22.15       $17.40
                                                    ============================================================================
Total return(b)................................      17.28%          (6.14%)     (16.82%)       20.70%       32.82%       17.53%

Ratios/supplemental data
Net assets, end of period (000's) .............    $152,346        $158,553     $282,290      $440,554     $322,721     $213,473
Ratios to average net assets:
 Expenses .....................................        .60%(c)         .58%         .54%          .54%         .57%         .59%
 Net investment income ........................       4.72%(c)        4.83%        5.44%         3.59%        4.80%        4.74%
Portfolio turnover rate .......................       7.35%          10.27%       13.21%        11.62%       10.32%       22.15%

(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized

FRE-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights (continued)

                                                                        Class 2
                                                        ---------------------------------------
                                                         Six Months Ended
                                                          June 30, 2000         Year Ended
                                                           (unaudited)      December 31, 1999(d)
                                                        ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $14.88                $20.21
                                                        ---------------------------------------
Income from investment operations:
 Net investment incomea .............................           .39                  1.29
 Net realized and unrealized gains (losses) .........          2.02                 (2.50)
                                                        ---------------------------------------
Total from investment operations ....................          2.41                 (1.21)
                                                        ---------------------------------------
Less distributions from:
 Net investment income ..............................         (1.15)                (1.73)
 Net realized gains .................................          (.69)                (2.39)
                                                        ---------------------------------------
Total distributions .................................         (1.84)                (4.12)
                                                        ---------------------------------------
Net asset value, end of period ......................        $15.45                $14.88
                                                        =======================================
Total returnb .......................................        17.11%                (7.66%)

Ratios/supplemental data
Net assets, end of period (000's) ...................        $8,842               $ 2,449
Ratios to average net assets:
 Expenses ...........................................          .85%(c)               .83%(c)
 Net investment income ..............................         5.16%(c)              8.84%(c)
Portfolio turnover rate .............................         7.35%                10.27%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period January 6, 1999 (effective date) to December 31, 1999.

                      See notes to financial statements.

                                                                          FRE-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                        SHARES         VALUE
---------------------------------------------------------------------------------
Common Stocks 97.5%
Equity REIT - Apartments 14.8%
Apartment Investment & Management Co., A ..........    175,000     $  7,568,750
Archstone Communities Trust .......................    150,035        3,160,112
Avalonbay Communities Inc. ........................     80,000        3,340,000
Charles E. Smith Residential Realty Inc. ..........     64,000        2,432,000
Equity Residential Properties Trust ...............    157,500        7,245,000
                                                                   ------------
                                                                     23,745,862
                                                                   ------------
Equity REIT - Diversified Property Type 19.5%
Duke-Weeks Realty Corp. ...........................    195,000        4,363,125
Glenborough Realty Trust Inc. .....................    398,700        6,952,331
Istar Financial Inc. ..............................    240,000        5,025,000
Liberty Property Trust ............................    240,000        6,225,000
Reckson Associates Realty Corp., B ................    149,000        3,790,188
Spieker Properties Inc. ...........................     50,000        2,362,500
Vornado Realty Trust ..............................     78,300        2,720,925
                                                                   ------------
                                                                     31,439,069
                                                                   ------------
Equity REIT - Health Care .4%
OMEGA Healthcare Investors Inc. ...................    142,000          639,000
                                                                   ------------
Equity REIT - Hotels 4.0%
MeriStar Hospitality Corp. ........................    310,000        6,510,000
                                                                   ------------
Equity REIT - Industrial 5.4%
Cabot Industrial Trust ............................     82,900        1,632,094
Prologis Trust ....................................    333,800        7,114,113
                                                                   ------------
                                                                      8,746,207
                                                                   ------------
Equity REIT - Office 21.5%
Alexandria Real Estate Equities Inc. ..............    128,400        4,405,725
Arden Realty Inc. .................................    140,600        3,304,100
Brandywine Realty Trust ...........................    300,700        5,750,888
CarrAmerica Realty Corp. ..........................    152,200        4,033,300
Equity Office Properties Trust ....................    335,008        9,233,658
Highwoods Properties Inc. .........................    135,000        3,240,000
Mack-Cali Realty Corp. ............................    120,000        3,082,500
SL Green Realty Corp. .............................     58,400        1,562,200
                                                                   ------------
                                                                     34,612,371
                                                                   ------------
Equity REIT- Residential Communities 1.7%
Sun Communities Inc. ..............................     80,000        2,675,000
                                                                   ------------
Equity REIT - Retail - Community Centers 2.7%
Kimco Realty Corp. ................................    108,000        4,428,000
                                                                   ------------
Equity REIT - Retail - Regional Malls 9.4%
Chelsea GCA Realty Inc. ...........................     35,000        1,209,688
General Growth Properties Inc. ....................    135,000        4,286,250
Glimcher Realty Trust .............................    217,800        3,130,875
Simon Property Group Inc. .........................    190,000        4,215,625
The Macerich Co. ..................................    103,000        2,272,438
                                                                   ------------
                                                                     15,114,876
                                                                   ------------
Equity REIT - Storage 3.7%
Public Storage Inc. ...............................    256,600        6,014,063
                                                                   ------------

FRE-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                  SHARES         VALUE
-------------------------------------------------------------------------------------------
    Common Stocks (cont.)
(a) Diversified Property Type 7.3%
    Security Capital Group Inc., B ..........................   450,200      $  7,653,400
    Security Capital U.S. Realty (Luxembourg) ...............   232,300         4,174,141
                                                                             ------------
                                                                               11,827,541
                                                                             ------------
    Hotels 7.1%
(a) Candlewood Hotel Co. Inc. ...............................   350,000           831,250
(a) MeriStar Hotels & Resorts Inc. ..........................   170,000           488,750
    Starwood Hotels & Resorts Worldwide Inc. ................   275,000         8,954,688
(a) Wyndham International Inc., A ...........................   442,038         1,105,091
                                                                             ------------
                                                                               11,379,779
                                                                             ------------
    Total Long Term Investments (Cost $140,948,425)..........                 157,131,768
                                                                             ------------

                                                                                  PRINCIPAL
                                                                                    AMOUNT
                                                                                -------------
(b) Repurchase Agreement 2.0%
    Joint Repurchase Agreement, 6.563%, 7/03/00, (Maturity Value $3,279,616)
      (Cost $ $3,277,823 ....................................................  $3,277,823          3,277,823
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America LLC
     Goldman, Sachs & Co.
     Greenwich Capital Markets Inc.
     Lehman Brothers, Inc.
     Nesbitt Burns Securities Inc.
     Paine Webber Inc.
     Paribas Corp.
     UBS Warburg
      Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $144,226,248) 99.5%..............................                     160,409,591
    Other Assets, less Liabilities .5% ......................................                         778,082
                                                                                                  -----------
    Net Assets 100% .........................................................                    $161,187,673
                                                                                                 ============

(a)Non-income producing
(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

                                                                          FRE-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $144,226,248
                                                           ============
  Value ...............................................     160,409,591
 Receivables:
  Investment securities sold ..........................         369,082
  Dividends ...........................................         959,599
                                                           ------------
   Total assets .......................................     161,738,272
                                                           ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................         454,167
  Affiliates ..........................................          79,058
 Other liabilities ....................................          17,374
                                                           ------------
   Total liabilities ..................................         550,599
                                                           ------------
    Net assets, at value ..............................    $161,187,673
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $  3,969,322
 Net unrealized appreciation ..........................      16,183,343
 Accumulated net realized loss ........................      (9,438,043)
 Capital shares .......................................     150,473,051
                                                           ------------
    Net assets, at value ..............................    $161,187,673
                                                           ============
Class 1:
 Net assets, at value .................................    $152,345,969
                                                           ============
 Shares outstanding ...................................       9,815,875
                                                           ============
 Net asset value and offering price per share .........    $      15.52
                                                           ============
Class 2:
 Net assets, at value .................................    $  8,841,704
                                                           ============
 Shares outstanding ...................................         572,214
                                                           ============
 Net asset value and offering price per share .........    $      15.45
                                                           ============

                       See notes to financial statements.

FRE-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Dividends ...................................................    $  4,039,972
 Interest ....................................................          76,520
                                                                  ------------
  Total investment income ....................................       4,116,492
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................         445,847
 Distribution fees - Class 2 (Note 3) ........................           6,453
 Custodian fees ..............................................           1,059
 Reports to shareholders .....................................           8,812
 Professional fees (Note 3) ..................................           5,434
 Trustees' fees and expenses .................................             670
 Other .......................................................             656
                                                                  ------------
  Total expenses .............................................         468,931
                                                                  ------------
   Net investment income .....................................       3,647,561
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized loss from investments ..........................      (4,808,834)
 Net unrealized appreciation on investments ..................      25,535,729
                                                                  ------------
Net realized and unrealized gain .............................      20,726,895
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 24,374,456
                                                                  ============

                       See notes to financial statements.

                                                                          FRE-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                              Six Months Ended        Year Ended
                                                                                June 30, 2000      December 31, 1999
                                                                             ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................     $   3,647,561        $   10,382,093
  Net realized gain (loss) from investments ..............................        (4,808,834)            2,394,868
  Net unrealized appreciation (depreciation) on investments ..............        25,535,729           (25,421,990)
                                                                               -----------------------------------
   Net increase (decrease) in net assets resulting from operations .......        24,374,456           (12,645,029)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................       (10,465,200)          (18,056,331)
   Class 2 ...............................................................          (442,237)               (5,537)
  Net realized gains:
   Class 1 ...............................................................        (6,229,113)          (25,020,454)
   Class 2 ...............................................................          (263,710)               (7,673)
                                                                               -----------------------------------
 Total distributions to shareholders .....................................       (17,400,260)          (43,089,995)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................       (12,925,718)          (67,959,433)
   Class 2 ...............................................................         6,137,452             2,405,793
                                                                               -----------------------------------
 Total capital share transactions ........................................        (6,788,266)          (65,553,640)
   Net increase (decrease) in net assets .................................           185,930          (121,288,664)
Net assets:
 Beginning of period .....................................................       161,001,743           282,290,407
                                                                               -----------------------------------
 End of period ...........................................................     $ 161,187,673        $  161,001,743
                                                                               ===================================
Undistributed net investment income included in net assets:
 End of period ...........................................................     $   3,969,322        $   11,229,198
                                                                               ===================================

                               See notes to financial statements.

FRE-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Real Estate Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 89% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation with current income as a secondary goal.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

                                                                         FRE-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        Six Months Ended                    Year Ended
                                                         June 30, 2000                  December 31, 1999(a)
                                                ------------------------------------------------------------------
                                                     Shares          Amount           Shares           Amount
Class 1 Shares:                                 ------------------------------------------------------------------
Shares sold ...................................       359,544    $   5,444,886         575,363    $   10,691,098
Shares issued in reinvestment of distributions      1,159,327       16,694,313       2,652,511        43,076,785
Shares redeemed ...............................    (2,329,948)     (35,064,917)     (6,765,476)     (121,727,316)
                                                ------------------------------------------------------------------
Net decrease ..................................      (811,077)   $ (12,925,718)     (3,537,602)   $  (67,959,433)
                                                ==================================================================
Class 2 Shares:
Shares sold ...................................       499,842    $   7,581,471         165,395    $    2,415,677
Shares issued in reinvestment of distributions         49,229          705,947             815            13,209
Shares redeemed ...............................      (141,500)      (2,149,966)         (1,567)          (23,093)
                                                ------------------------------------------------------------------
Net increase ..................................       407,571    $   6,137,452         164,643    $    2,405,793
                                                ==================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .50%          Over $100 million, up to and including $250 million
               .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $516 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

FRE-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At December 31, 1999, the Fund has deferred capital losses occurring subsequent to October 31, 1999 of $4,078,609. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $144,226,248 was as follows:

  Unrealized appreciation .............  $  30,484,102
  Unrealized depreciation .............    (14,300,759)
                                         -------------
  Net unrealized appreciation .........  $  16,183,343
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $11,050,698 and $28,226,604, respectively.

                                                                         FRE-13

                                 FRANKLIN RISING DIVIDENDS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of companies that have paid consistently rising dividends over the past 10 years, including small capitalization companies.
--------------------------------------------------------------------------------
During the period under review, the U.S. economy continued to strengthen, as gross domestic product (GDP) grew at annualized rates of 4.8% and 5.2% in the first and second quarters of 2000, respectively. The Federal Reserve Board (the
Fed) was concerned that the economy was expanding beyond its capacity to grow at a non-inflationary rate, partly due to the tight labor market. Accordingly, the Fed increased the federal funds target rate by one percentage point during the reporting period, bringing it to 6.5% by June 30, 2000. It appears likely that the combination of rising short-term interest rates, high gasoline prices and somewhat lower stock prices may begin to slow the economy. At the period's end, it seemed market participants were trying to determine the likely duration and depth of any slowdown.

The stock market began the year with the stocks of most "new economy" companies -- mainly those involved in technology, telecommunications and biotechnology -- soaring while many "old economy" stocks declined in price. This caused the valuations of the favored stocks to reach unprecedented levels while many other stocks seemed priced for a recession that we believe does not appear likely. Later in the period, we saw a market rotation out of the favored stocks and into many out-of-favor groups. In June, "new economy" stocks seemed to regain investor favor. From our perspective, relative valuations were still extraordinarily stretched. Some stocks appeared to be discounting very high growth rates for many years, if not decades, to come. Conversely, other companies seemed to be priced as if their growth were suddenly going to stop and never again approach historical rates.

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We look for securities that have had consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we feel are attractive prices, often when they are out of favor with other investors.


                                                                          FRD-1

   Top 10 Stock Holdings
   Franklin Rising Dividends
   Securities Fund
   6/30/00

   Company                       % of Total
   Sector                        Net Assets
-------------------------------------------
   Family Dollar Stores Inc.       7.0%
   Retail Trade

   Alberto-Culver Co.              4.5%
   Consumer Non-Durables

   West Pharmaceutical
   Services Inc.                   4.5%
   Health Technology

   Leggett & Platt Inc.            4.3%
   Consumer Durables

   Cohu Inc.                       4.2%
   Electronic Technology

   Teleflex Inc.                   3.6%
   Producer Manufacturing

   Reynolds & Reynolds Co.         3.5%
   Technology Services

   Washington Mutual Inc.          3.3%
   Finance

   Bemis Co. Inc.                  3.0%
   Process Industries

   National Commerce
   Bancorp.                        2.7%
   Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Dover Corp., a diversified manufacturer of industrial products, is a good example of what we consider an out-of-favor company with rising dividends and other positive fundamental characteristics. Dover has increased its dividend for 44 consecutive years. Over this long period, its earnings-per-share (EPS) growth rate has averaged about 13%, and excluding its now divested elevator business, Dover's EPS growth rate increased 18% over the past 10 years. Last year, EPS growth was a robust 31%. These growth rates exceed the historical earnings growth of the Standard & Poor's 500(R) (S&P 500(R)) Index, and yet Dover's price-to-earnings ratio of 17 (based on 2000 consensus estimates) is below the S&P 500's ratio of 25.(1)

National Commerce Bancorp. (NCBC), one of our larger positions, also exemplifies the Fund's strategy. NCBC has increased its dividend for the past 25 years. Over the past 10 years, the company's dividends grew at a 16% annual rate, its EPS grew at a 15% rate and its return on equity consistently exceeded 18%. In our opinion, these results were largely driven by a 13% average annual revenue growth, strong and improving cost control and outstanding asset quality. Nevertheless, NCBC's price-to-earnings ratio is only slightly greater than 13 based on 2000 consensus estimates.

During the period, the Fund benefited from corporate activity involving two of our holdings. ReliaStar Financial Corp., a life insurance company, agreed to be acquired by ING Group, in a cash transaction that was at a substantial premium to its previous trading level. Block Drug Co. Inc., a health care and dental products manufacturer, announced that they hired an investment banker to review strategic alternatives for enhancing shareholder value.

The Fund's top-performing stock during the period was State Street Corp. The company provides a variety of services to institutional investors and recently achieved market recognition as a dominant global information processor. Teleflex Inc., which rapidly increased shipments of its popular, adjustable foot pedals for automobiles, and Diebold Inc., which seems poised to benefit from an automatic teller machine upgrade cycle, also yielded superior returns during the past six months.

(1) The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange.

FRD-2

Family Dollar Stores Inc., with its "convenience discount" stores, and Alberto-Culver Co., with its successful Sally Beauty Supply distribution business, delivered strong earnings performance during the period.

West Pharmaceutical Services Inc., on the other hand, proved to be a disappointment. West has three main businesses. The largest, designing and manufacturing packaging components for pharmaceutical and health care companies, performed well during the first six months of the year. West's newest business segment, identifying and developing drug delivery systems for biopharmaceutical and other drugs, saw its products move smoothly through the development process. Although so far, this business line has failed to generate any material revenues for the company, it appears to have a bright future. However, West's third business unit, which provides contract manufacturing and packaging services to pharmaceutical and personal care companies, recently delivered unsatisfactory operating results. We expect this business to recover later in the calendar year. As of period-end, West's stock price assumed little future growth in any of these businesses.

Notable year-over-year dividend increases during the past six months came from Washington Mutual Inc. (+17%), Alberto-Culver Co. - Class A (+15%), Nucor Corp. (+15%), Teleflex Inc. (+14%), and Mercury General Corp. (+14%).

As the table shows, our 10 largest positions on June 30, 2000, comprised 40.6% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to our screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 17 years in a row and by 312% in the last 10 years. Their most recent dividend increases averaged 11.7%, for a yield of 2.2% on June 30, 2000, and a dividend payout ratio of 26%. Long-term debt averaged 22% of capitalization, and the average price-to-earnings ratio was 12.5 on calendar 2000 estimates versus 25.0 for that of the unmanaged S&P 500 on the same date.


                                                                          FRD-3

It is our opinion that these companies are representative of the Fund's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRD-4

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Rising Dividends Securities Fund - Class 2 delivered a -1.18% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Rising Dividends Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                        Since      Since Class 2
                                                                      Inception      Inception
                                          1-Year          5-Year      (1/27/92)       (1/6/99)
 ------------------------------------------------------------------------------------------------
 Average Annual Total Return             -13.36%         +12.37%         +9.03%        -8.20%
 Cumulative Total Return                 -13.36%         +79.17%       +107.19%       -11.89%
 Value of $10,000 Investment              $8,664         $17,917        $20,719        $8,811

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

Franklin Rising Dividends
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                                          FRD-5

                                            FRANKLIN VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Value Securities Fund seeks long-term total return. The Fund invests primarily in equity securities of companies, including small capitalization companies, which in the portfolio manager's opinion, are selling substantially below the underlying value of their assets or private market value. The Fund may also invest a small portion in foreign securities.
--------------------------------------------------------------------------------
During the six-month period ended June 30, 2000, the domestic economy remained strong as it entered a record 10th year of expansion, fueled by high spending, consumer confidence and a savings rate near zero. The Federal Reserve Board implemented three separate interest rate increases, bringing the federal funds target rate to 6.5% -- the highest rate in five years -- and by the end of the period, signs of economic weakness began to appear.

The stock markets experienced extreme volatility during the period, with many records shattered. Value stocks generally remained out of favor, while technology stocks continued their climb until the middle of March, when investors seemed to realize that the uncertain rewards did not justify the risk. During the six months under review, the price difference between value and growth stocks registered the widest gap in the market's history.

Our value investment strategy focuses on bargain stocks that we believe are selling at a low price relative to earnings, cash flow or book value. Other stocks may have overlooked assets, such as land or tax-loss carry forwards, or valuable intangibles like patents or distribution systems. Usually, these stocks are out-of-favor when we buy them, which is why we can generally pick them up at bargain prices. If these companies perform as we expect, investors or strategic buyers often will discover their value and bid prices up.

As the table to the right shows, on June 30, 2000, the Fund's largest sector weighting was finance companies at 22.2% of the Fund's total net assets. This significant exposure to a single sector may result in the Fund's experiencing greater volatility than a fund with a more broadly diversified portfolio.


This horizontal bar chart shows the portfolio breakdown of Franklin Value Securities Fund, as a percentage of total net assets on 6/30/00.

Finance                                              22.2%

Producer Manufacturing                               17.3%

Industrial Services                                   9.8%

Consumer Non-Durables                                 8.5%

Transportation                                        6.5%

Consumer Durables                                     6.3%

Process Industries                                    5.9%

Retail Trade                                          4.6%

Electronic Technology                                 4.0%

Non-Energy Minerals                                   2.8%

Energy Minerals                                       2.3%

Technology Services                                   1.9%

Health Technology                                     1.7%

Consumer Services                                     1.4%

Commercial Services                                   0.9%

Short-Term Investments & Other Net Assets             3.9%

   Top 10 Holdings
   Franklin Value Securities Fund
   6/30/00

   Company                     % of Total
   Sector                      Net Assets
   ---------------------------------------
   JLG Industries Inc.             3.2%
   Producer Manufacturing
   Block Drug
   Company Inc., A                 3.1%
   Consumer Non-Durables
   American National
   Insurance Co.                   2.5%
   Finance
   Presidential Life Corp.         2.4%
   Finance
   D.R. Horton Inc.                2.4%
   Consumer Durables
   Tidewater Inc.                  2.4%
   Transportation
   R&B Falcon Corp.                2.3%
   Industrial Services
   Diebold Inc.                    2.3%
   Electronic Technology
   Household
   International Inc.              2.3%
   Finance
   Rowan Cos. Inc.                 2.2%
   Industrial Services

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the reporting period, we concentrated new purchases on companies that we think have strong financial positions and quality management. Two examples are Family Dollar Stores and Leggett & Platt. Family Dollar is a mid-sized manager of a national chain of convenience discount stores. Publicly held for over 30 years, Family Dollar has increased its dividend for 24 consecutive years, has no long-term debt and has achieved accelerated earnings growth in recent years due to the company's popular, everyday low-pricing strategy. At the end of the period, Family Dollar traded at about 18 times this year's estimated earnings, while its larger and better-known competitor, Wal-Mart, sold at around 43 times. Leggett & Platt, incorporated in 1901, manufactures a wide range of engineered products, including components for commercial and retail furnishings and retail store fixtures and displays. Leggett has posted 29 years of increased dividends, which have grown at a greater than 15% compounded annual rate. The company has generated compound annual growth rates of 13.0% in sales and 19.5% in net earnings over the past 10 years, yet traded at the end of the period at a mere 11 times this year's estimated earnings.

Although value investing was out of favor during most of the period, many strategic buyers were still looking for bargains. At the beginning of the reporting period, ING Groep NV agreed to purchase Fund holding ReliaStar Financial Corp. at a substantial premium to ReliaStar's closing price, sending the price of our shares of the company up about 65%. In addition, one of our newer holdings, Duff & Phelps Credit Rating Co., announced that it would be acquired at a 24% premium to our purchase price for the stock. Elsewhere, our oil drilling and oil services stocks performed well during the period, as oil prices continued to climb and ended the period at $32 a barrel, up from $25 six months earlier.

Looking forward, we are hopeful that with the increase in market volatility, more investors will seek what we believe to be rational valuations and return to common sense investing. We remain steadfast and committed to our value investing strategy and believe Franklin Value Securities Fund provides its shareholders with a portfolio of well-managed, financially sound companies with the potential for solid earnings growth and stock price appreciation over the long term.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Value Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Value Securities Fund - Class 2 delivered a +5.54% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Value Securities Fund - Class 2*
 Periods ended 6/30/00
                                                 Since      Since Class 2
                                               Inception      Inception
                                    1-Year      (5/1/98)       (1/6/99)
 -------------------------------------------------------------------------
 Average Annual Total Return        -3.41%       -8.06%         +3.08%
 Cumulative Total Return            -3.41%      -16.64%         +4.59%
 Value of $10,000 Investment        $9,659       $8,336        $10,459

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Highlights

                                                                              Class 1
                                                          ------------------------------------------------
                                                           Six Months Ended      Year Ended December 31,
                                                             June 30, 2000     ---------------------------
                                                              (unaudited)          1999          1998(c)
                                                          ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................          $7.90             $7.79         $10.00
                                                          ------------------------------------------------
Income from investment operations:
 Net investment income(d) .............................            .05               .05            .02
 Net realized and unrealized gains (losses) ...........            .41               .08          (2.23)
                                                          ------------------------------------------------
Total from investment operations ......................            .46               .13          (2.21)
                                                          ------------------------------------------------
Less distributions from net investment income .........           (.03)             (.02)            --
                                                          ------------------------------------------------
Net asset value, end of period ........................          $8.33             $7.90          $7.79
                                                          ================================================
Total return(b) .......................................          5.80%             1.65%        (22.10%)

Ratios/supplemental data
Net assets, end of period (000's) .....................        $14,323           $11,320         $9,013
Ratios to average net assets:
 Expenses .............................................           .78%(a)           .81%           .83%(a)
 Net investment income ................................          1.20%(a)           .65%           .95%(a)
Portfolio turnover rate ...............................         32.15%            61.23%         22.79%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1998 (effective date) to December 31, 1998.
(d)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Highlights (continued)

                                                                          Class 2
                                                          ---------------------------------------
                                                           Six Months Ended
                                                            June 30, 2000        Year Ended
                                                             (unaudited)     December 31, 1999(c)
                                                          ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $7.88                $7.97
                                                          ---------------------------------------
Income from investment operations:
 Net investment incomed ...............................           .04                  .05
 Net realized and unrealized gains (losses) ...........           .40                 (.12)
                                                          ---------------------------------------
Total from investment operations ......................           .44                 (.07)
                                                          ---------------------------------------
Less distributions from net investment income .........          (.03)                (.02)
                                                          ---------------------------------------
Net asset value, end of period ........................         $8.29                $7.88
                                                          =======================================
Total return(b) .......................................         5.54%                (.90%)

Ratios/supplemental data
Net assets, end of period (000's) .....................        $3,992               $1,263
Ratios to average net assets:
 Expenses .............................................         1.03%(a)             1.06%(a)
 Net investment income ................................         1.04%(a)              .62%(a)
Portfolio turnover rate ...............................        32.15%               61.23%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                          SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks 96.1%
(a) Commercial Services .9%
    Robert Half International Inc. ...................     6,000     $  171,000
                                                                     ----------
    Consumer Durables 6.3%
    D.R. Horton Inc. .................................    32,500        440,781
    Engle Homes Inc. .................................     6,000         57,375
    La-Z-Boy Inc. ....................................    22,000        308,000
    Leggett & Platt Inc. .............................    16,500        272,250
    M/I Schottenstein Homes Inc. .....................     5,000         78,750
                                                                     ----------
                                                                      1,157,156
                                                                     ----------
    Consumer Non-Durables 8.5%
    Block Drug Co. Inc., A ...........................    13,500        571,219
    DIMON Inc. .......................................    40,000         85,000
    Standard Commercial Corp. ........................    40,000        182,500
(a) Timberland Co., A ................................     2,500        177,031
(a) Tropical Sportswear International Corp. ..........    16,500        288,750
    Wolverine World Wide Inc. ........................    26,000        256,750
                                                                     ----------
                                                                      1,561,250
                                                                     ----------
(a) Consumer Services 1.4%
    Aztar Corp. ......................................    16,000        248,000
                                                                     ----------
    Electronic Technology 4.0%
    B.F. Goodrich Co. ................................     2,500         85,156
    Cohu Inc. ........................................     6,000        161,813
    Diebold Inc. .....................................    15,000        418,125
(a) ESCO Electronics Corp. ...........................       600         10,200
(a) SPACEHAB Inc. ....................................    13,500         60,750
                                                                     ----------
                                                                        736,044
                                                                     ----------
    Energy Minerals 2.3%
(a) Nuevo Energy Co. .................................     6,000        113,250
    USX-Marathon Group Inc. ..........................    12,000        300,750
                                                                     ----------
                                                                        414,000
                                                                     ----------
    Finance 22.2%
    Allstate Corp. ...................................    16,500        367,125
    American General Corp. ...........................       800         48,800
    American National Insurance Co. ..................     9,000        459,000
    Harleysville Group Inc. ..........................    17,500        293,125
    Household International Inc. .....................    10,000        415,625
(a) John Hancock Financial Services Inc. .............       800         18,950
    Manulife Financial Corp. (Canada) ................    12,000        213,750
    National Commerce Bancorp. .......................    21,000        337,313
(a) PBOC Holdings Inc. ...............................    16,000        136,000
    Penn-America Group Inc. ..........................     9,500         74,813
    Presidential Life Corp. ..........................    32,000        444,000
(a) Professionals Group Inc. .........................    13,750        336,016
    Reinsurance Group of America Inc. ................     4,900        147,613
    StanCorp Financial Group Inc. ....................     5,500        176,688
    The PMI Group Inc. ...............................     4,700        223,250
    Washington Mutual Inc. ...........................    13,000        375,375
                                                                     ----------
                                                                      4,067,443
                                                                     ----------
    Health Technology 1.7%
    West Pharmaceutical Services Inc. ................    14,200        307,070
                                                                     ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                         SHARES        VALUE
-------------------------------------------------------------------------------
    Common Stocks (cont.)
    Industrial Services 9.8%
(a) Atwood Oceanics Inc. ............................     5,100     $  226,313
    ENSCO International Inc. ........................    11,000        393,938
(a) R&B Falcon Corp. ................................    18,000        424,125
(a) Rowan Cos. Inc. .................................    13,000        394,875
    Santa Fe International Corp. ....................    10,000        349,375
                                                                    ----------
                                                                     1,788,626
                                                                    ----------
    Non-Energy Minerals 2.8%
    Commonwealth Industries Inc. ....................    10,000         58,750
(a) Lone Star Technologies Inc. .....................     8,000        370,000
    LTV Corp. .......................................    33,000         94,875
                                                                    ----------
                                                                       523,625
                                                                    ----------
    Process Industries 5.9%
    Lancaster Colony Corp. ..........................    12,000        230,250
    Myers Industries Inc. ...........................    20,000        215,000
    RPM Inc. ........................................    30,000        303,750
    Sherwin-Williams Co. ............................     8,000        169,500
    Tuscarora Inc. ..................................    10,000        156,250
                                                                    ----------
                                                                     1,074,750
                                                                    ----------
    Producer Manufacturing 17.3%
    Baldor Electric Co. .............................    10,500        195,563
    CIRCOR International Inc. .......................     5,250         42,984
    Dana Corp. ......................................    10,000        211,875
    Graco Inc. ......................................     7,500        243,750
    JLG Industries Inc. .............................    50,000        593,750
    Kaydon Corp. ....................................    11,000        231,000
    Patrick Industries Inc. .........................     2,200         13,750
    Reliance Steel & Aluminum Co. ...................     9,000        172,125
    Superior Industries International Inc. ..........    10,500        270,375
    Teleflex Inc. ...................................     7,500        277,969
    Timken Co. ......................................    18,000        335,250
(a) Tower Automotive Inc. ...........................    23,500        293,750
    Watts Industries Inc., A ........................    15,000        189,375
    Woodhead Industries Inc. ........................     5,000         91,250
                                                                    ----------
                                                                     3,162,766
                                                                    ----------
    Retail Trade 4.6%
    Family Dollar Stores Inc. .......................    19,000        371,688
(a) Rite Aid Corp. ..................................    15,000         98,438
    Schultz Sav-O Stores Inc. .......................     3,800         39,425
    The TJX Companies Inc. ..........................    17,500        328,125
                                                                    ----------
                                                                       837,676
                                                                    ----------
    Technology Services 1.9%
    Reynolds & Reynolds Co., A ......................    14,500        264,625
(a) Ultrak Inc. .....................................    11,400         92,625
                                                                    ----------
                                                                       357,250
                                                                    ----------
    Transportation 6.5%
(a) Atlantic Coast Airlines Holdings Inc. ...........     8,600        273,050
    Kenan Transport Co. .............................     4,300         88,688
(a) Midwest Express Holdings ........................     3,500         75,250
    Teekay Shipping Corp. ...........................    10,000        328,750
    Tidewater Inc. ..................................    12,000        432,000
                                                                    ----------
                                                                     1,197,738
                                                                    ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                       SHARES         VALUE
----------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Total Long Term Investments (Cost $17,254,242).................                $17,604,394
                                                                                   -----------
    Short Term Investments 3.6%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio
     (Cost $660,535) ..............................................   660,535          660,535
                                                                                   -----------
    Total Investments (Cost $17,914,777) 99.7%.....................                 18,264,929
    Other Assets, less Liabilities .3% ............................                     49,801
                                                                                   -----------
    Net Assets 100.0% .............................................                $18,314,730
                                                                                   ===========

(a)Non-income producing
(b)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $17,914,777
                                                           ===========
  Value ...............................................     18,264,929
 Receivables:
  Investment securities sold ..........................         29,442
  Capital shares sold .................................         35,599
  Dividends ...........................................         27,012
                                                           -----------
   Total assets .......................................     18,356,982
                                                           -----------
Liabilities:
 Payables:
  Capital shares redeemed .............................         26,102
  Affiliates ..........................................         12,882
 Other liabilities ....................................          3,268
                                                           -----------
   Total liabilities ..................................         42,252
                                                           -----------
    Net assets, at value ..............................    $18,314,730
                                                           ===========
Net assets consist of:
 Undistributed net investment income ..................    $    94,336
 Net unrealized appreciation ..........................        350,159
 Accumulated net realized gain ........................        136,483
 Capital shares .......................................     17,733,752
                                                           -----------
    Net assets, at value ..............................    $18,314,730
                                                           ===========
Class 1:
 Net assets, at value .................................    $14,322,682
                                                           ===========
 Shares outstanding ...................................      1,720,413
                                                           ===========
 Net asset value and offering price per share .........    $      8.33
                                                           ===========
Class 2:
 Net assets, at value .................................    $ 3,992,048
                                                           ===========
 Shares outstanding ...................................        481,358
                                                           ===========
 Net asset value and offering price per share .........    $      8.29
                                                           ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Dividends ................................................................    $  160,242
 Interest .................................................................           127
                                                                               ----------
  Total investment income .................................................       160,369
                                                                               ----------
Expenses:
 Management fees (Note 3) .................................................        46,747
 Administrative fees (Note 3) .............................................        12,031
 Distribution fees - Class 2 (Note 3) .....................................         3,148
 Custodian fees ...........................................................            55
 Reports to shareholders ..................................................           617
 Professional fees (Note 3) ...............................................         3,012
 Trustees' fees and expenses ..............................................            88
 Other ....................................................................           304
                                                                               ----------
  Total expenses ..........................................................        66,002
                                                                               ----------
   Net investment income ..................................................        94,367
                                                                               ----------
Realized and unrealized gains:
 Net realized gain from investments .......................................       744,433
                                                                               ----------
 Net unrealized appreciation on:
  Investments .............................................................       355,917
  Translation of assets and liabilities denominated in foreign curriencies              7
                                                                               ----------
   Net unrealized appreciation ............................................       355,924
                                                                               ==========
Net realized and unrealized gain ..........................................     1,100,357
                                                                               ==========
Net increase in net assets resulting from operations ......................    $1,194,724
                                                                               ==========

                                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $    94,367        $    68,025
  Net realized gain (loss) from investments and foreign currency transactions ............        744,433           (517,910)
  Net unrealized appreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................        355,924            396,623
                                                                                           -------------------------------------
   Net increase (decrease) in net assets resulting from operations .......................      1,194,724            (53,262)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................        (58,683)           (28,103)
   Class 2 ...............................................................................         (9,308)              (138)
                                                                                           -------------------------------------
 Total distributions to shareholders .....................................................        (67,991)           (28,241)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      2,032,745          2,419,613
   Class 2 ...............................................................................      2,571,890          1,231,781
                                                                                           -------------------------------------
 Total capital share transactions ........................................................      4,604,635          3,651,394
   Net increase in net assets ............................................................      5,731,368          3,569,891
Net assets:
 Beginning of period .....................................................................     12,583,362          9,013,471
                                                                                           -------------------------------------
 End of period ...........................................................................    $18,314,730        $12,583,362
                                                                                           =====================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................    $    94,336        $    67,960
                                                                                           =====================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Value Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 75% of the Fund's shares were sold through one insurance company. The Fund seeks growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                       Six Months Ended                   Year Ended
                                                        June 30, 2000                 December 31, 1999(a)
                                                --------------------------------------------------------------
                                                     Shares         Amount          Shares          Amount
Class 1 Shares:                                 --------------------------------------------------------------
Shares sold ...................................     1,304,519    $ 10,267,990      1,587,252    $  12,476,029
Shares issued in reinvestment of distributions          7,200          58,684          3,306           28,103
Shares redeemed ...............................    (1,024,077)     (8,293,929)    (1,314,579)     (10,084,519)
                                                --------------------------------------------------------------
Net increase ..................................       287,642    $  2,032,745        275,979    $   2,419,613
                                                ==============================================================
Class 2 Shares:
Shares sold ...................................       384,157    $  3,064,383        195,613    $   1,501,629
Shares issued in reinvestment of distributions          1,146           9,308             16              138
Shares redeemed ...............................       (64,255)       (501,801)       (35,319)        (269,986)
                                                --------------------------------------------------------------
Net increase ..................................       321,048    $  2,571,890        160,310    $   1,231,781
                                                ==============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Advisory Services, LLC (Advisory Services)              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
                .60%         First $200 million
                .50%         Over $200 million, up to and including $1.3 billion
                .40%         Over $1.3 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $123 that were paid to law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
  2006 ..............................  $ 64,007
  2007 ..............................   382,947
                                       --------
                                       $446,954
                                       ========

At December 31, 1999, the Fund had deferred capital losses of $27,329 occurring subsequent to October 31, 1999. For tax purposes such losses will be reflected in the year ending December 31, 2000.

Net realized capital gains differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $18,241,867 was as follows:

  Unrealized appreciation .............  $  2,417,020
  Unrealized depreciation .............    (2,393,958)
                                         ------------
  Net unrealized appreciation .........  $     23,062
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $9,243,988 and $4,843,132 respectively.

                                             MUTUAL SHARES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a small portion in foreign securities.
--------------------------------------------------------------------------------
For most of the six-month period under review, the U.S. economy continued to grow at a robust pace. Apparently concerned about the possibility of future inflation, the U.S. Federal Reserve Board (the Fed) raised the federal funds target rate three times. Though consumer spending receded following the rate hikes, the U.S. economy continued to grow at a surprisingly robust 5.2% annual rate in the second quarter. U.S. and European equity markets experienced unusual volatility throughout the reporting period. For example, the Standard & Poor's(R) 500 (S&P 500(R)) Composite Index declined by 7.00% from January through February, rallied nearly 10% in March, then dropped 9.48% from the end of March through mid-April before rebounding to end the six-month period at -0.42%.(1) The technology-heavy Nasdaq Composite Index was even more volatile.(2) Whipsawed by investor concerns over such issues as historically high valuations and the federal district court's anti-monopoly ruling against technology bellwether Microsoft, the Nasdaq(R) soared 24.07% through mid-March, then plummeted 37.32% in the succeeding 2-1/2 months before rebounding in June to end the six-month period at -2.02%. Within this environment, the Fund's returns compared favorably to the S&P 500 Index which, as noted, declined 0.42%, and to the Lipper Multi-Cap Value Funds Average, which declined 0.47% during the same period.(3)

We believe the Fund's performance relative to these indexes was due largely to our disciplined value and special situations approach. As the Fed waged a war against inflation by raising interest rates, prices of

(1) The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange.

(2) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

(3) Sources: Standard & Poor's Micropal and Lipper Analytical Services, Inc. The Lipper Multi-Cap Value Funds Average is an equally weighted average consisting of 518 mutual funds (including Mutual Shares Securities Fund) within the Multi-Cap Value investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.


This horizontal bar chart shows the geographic distribution as a percentage of total net assets on 6/30/00 for Mutual Shares Securities Fund.

United States               66.5%

United Kingdom               4.6%

France                       2.8%

Sweden                       2.5%

Netherlands                  0.6%

Other Countries              2.1%

Fixed-Income Securities      6.6%

Government Agencies
& Other Net Assets          14.3%

   Top 10 Holdings
   Mutual Shares Securities Fund
   6/30/00

   Company                        % of Total
   Sector, Country                Net Assets
   -----------------------------------------
   Investor AB                       2.5%
   Multi-Industry, Sweden

   Telephone & Data
   Systems Inc.                      2.4%
   Telecommunications,
   United States

   AT&T Corp.                        2.4%
   Telecommunications,
   United States

   United Asset
   Management Corp.                  2.1%
   Financial Services,
   United States

   Washington Post Co.               1.8%
   Broadcasting &
   Publishing, United States

   Federated Department
   Stores Inc.                       1.8%
   Merchandising,
   United States

   BF Goodrich Co.                   1.7%
   Aerospace & Military
   Technology,
   United States

   Bear Stearns
   Companies Inc.                    1.6%
   Financial Services,
   United States

   Scripps Co.                       1.6%
   Broadcasting &
   Publishing, United States

   Delphi Automotive
   Systems, Inc.                     1.6%
   Automobiles,
   United States

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

some cyclical stocks fell to levels we have not seen for many years. This situation provided us with opportunities to purchase what we believed to be high-quality stocks that had been unduly neglected by the marketplace.

B.F. Goodrich is an example of how we were able to use the market's volatility to our advantage. As old economy stocks seemed to fall out of favor with investors chasing after the new economy high flyers, Goodrich's stock price declined to the low $20s partly due to fears of a cyclical downturn in the commercial aerospace industry. In early 2000, Goodrich was trading at just seven times earnings and a 50% discount to its estimated intrinsic value. In addition, management's intention to restructure the company into a more focused, profitable organization gave us the catalyst we needed to seek to unlock its hidden value. Subsequently, management announced its plan to sell Goodrich's sizable chemicals division, aggressively repurchased stock, and the outlook for the commercial aerospace industry improved. The stock appreciated over 50% from its lows and, during the first six months of 2000, was the second-largest contributor to the Fund's performance.

The largest contributor to the Fund's returns during the reporting period was Lagardere, a family-controlled French defense and media holding company that has been transforming itself into a media powerhouse. Until recently, the company's primary focus was in the defense industry, it did not own its media assets outright, and margins were below those of its peers. This caused Lagardere's stock valuation to become steeply discounted, and we were able to buy shares at less than 50% of what we believed the assets to be worth. Lagardere has made tremendous strides since then, increasing ownership of its non-wholly owned media assets while broadening and strengthening its media portfolio. Today, it is the world's largest magazine publisher and controls assets including newspapers, radio stations, book publishers and a movie production company. Investors finally started to recognize Lagardere as a premier media conglomerate, causing its stock to appreciate more than 43% from the start of the reporting period to June 30, 2000.

Of course, not all of our stocks proved to be success stories. The share price of Finova (financial services) fell sharply when the company missed first quarter earnings targets partly due to a special charge needed to bolster loan loss reserves. Faced with higher financing costs and slowing growth, Finova's board of directors announced in May their intention to explore strategic alternatives to maximize the value of the firm. Owens Illinois (a glass packaging manufacturer) was another disappointment. Its share price declined when its South American and Eastern European operations were negatively impacted by economic weakness in those regions. However, we expect economic recovery to stimulate future demand for Owens Illinois products, and we believe the stock could prove to be a profitable investment for the Fund.

During the reporting period, we added to our positions in out-of-favor sectors such as traditional media, purchasing shares of Washington Post and E.W. Scripps. We also added to or established positions in the retailing sector, buying shares of May Department Stores and Sears.

On the sell side -- adhering to our strategy of seeking to buy assets at a discount and sell near full value -- we pared our holdings of stocks whose prices had appreciated significantly since their original purchase date. These included Investor (Swedish holding company), Kansas City Southern (U.S. railroad and financial services company) and Aventis (French life sciences and pharmaceutical company). We also sold positions in companies we believed were subject to deteriorating business conditions or whose management did not act like owners.

Throughout the period, we continued to seek out undervalued opportunities in the risk arbitrage and bankruptcy arenas. One notable arbitrage success story during the period was our investment in U.S. West, a telecommunications company that was acquired by Qwest Communications. With the deal structured as an equity swap, our investment in U.S. West enabled us to indirectly accumulate a position in a high-growth company such as Qwest in what we believed to be a low-risk way. Since having initially purchased U.S. West in the mid-$50s range in the summer of 1999, the stock price appreciated more than 50% by its acquisition date in June of 2000. Regarding bankruptcies, we believe if the Fed continues to raise rates and the economy slows, there will be an increasing supply of distressed bonds and bank debt from which to choose.

   Top 10 Sectors
   Mutual Shares Securities Fund
   Based on Equity Securities
   6/30/00

                                    % of Total
   Sector                           Net Assets
   -------------------------------------------
   Multi-Industry                       9.1%
   Financial Services                   8.6%
   Broadcasting & Publishing            8.1%
   Telecommunications                   6.9%
   Merchandising                        5.3%
   Insurance                            4.1%
   Automobiles                          3.6%
   Transportation                       3.4%
   Forest Products & Paper              3.4%
   Banking                              3.3%

Looking forward, we will continue to search for what we consider to be undervalued investments that provide our shareholders with the potential for excellent long-term, low-risk returns. With our disciplined due diligence and our three-pronged approach to value combining bargain stocks, bankruptcies and special situations, we believe Mutual Shares Securities Fund is well positioned to capitalize on today's volatile marketplace.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/00

Mutual Shares Securities Fund - Class 2 delivered a +0.98% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Shares Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                  Since      Since Class 2
                                                                Inception      Inception
                                       1-Year        3-Year     (11/8/96)       (1/6/99)
 ------------------------------------------------------------------------------------------
 Average Annual Total Return           +0.28%        +7.87%       +9.66%         +7.30%
 Cumulative Total Return               +0.28%       +25.52%      +39.89%        +10.99%
 Value of $10,000 Investment          $10,028       $12,552      $13,989        $11,099

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

Mutual Shares Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights

                                                                                 Class 1
                                                      --------------------------------------------------------------------
                                                       Six Months Ended             Year Ended December 31,
                                                         June 30, 2000   -------------------------------------------------
                                                          (unaudited)        1999        1998         1997        1996(c)
                                                      --------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .................     $13.23            $11.96      $12.18       $10.35       $10.00
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income(d).............................        .16               .20         .28          .13          .02
 Net realized and unrealized gains (losses) ..........        .01              1.41        (.25)        1.71          .33
                                                      --------------------------------------------------------------------
Total from investment operations .....................        .17              1.61         .03         1.84          .35
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................       (.38)             (.34)       (.13)        (.01)          --
 Net realized gains ..................................       (.33)               --        (.12)          --           --
                                                      --------------------------------------------------------------------
Total distributions ..................................       (.71)             (.34)       (.25)        (.01)          --
                                                      --------------------------------------------------------------------
Net asset value, end of period .......................     $12.69            $13.23      $11.96       $12.18       $10.35
                                                      ====================================================================
Total return(b).......................................      1.25%            13.40%        .09%       17.73%        3.50%
Ratios/supplemental data
Net assets, end of period (000's) ....................   $393,798          $448,278    $482,444     $387,787      $27,677

Ratios to average net assets:
 Expensese ...........................................       .80%(a)           .79%        .79%         .80%        1.00%(a)
 Net investment income ...............................      2.42%(a)          1.59%       2.60%        2.10%        2.56%(a)
Portfolio turnover rate ..............................     33.82%            80.02%      70.19%       49.01%        1.31%
(e)Excluding dividend expense on securities
   sold short, the ratios of expenses to
   average net assets would have been:
Expenses .............................................        77%(a)           .77%        .77%         .80%        1.00%(a)

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period November 8, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights (continued)

                                                                              Class 2
                                                               -------------------------------------
                                                                Six Months Ended
                                                                 June 30, 2000       Year Ended
                                                                  (unaudited)    December 31, 1999(c)
                                                               -------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................      $13.25             $12.36
                                                               -------------------------------------
Income from investment operations:
 Net investment income(d) ....................................         .14                .16
 Net realized and unrealized gains ...........................          --               1.07
                                                               -------------------------------------
Total from investment operations .............................         .14               1.23
                                                               -------------------------------------
Less distributions from:
 Net investment income .......................................        (.37)              (.34)
 Net realized gains ..........................................        (.33)                --
                                                               -------------------------------------
Total distributions ..........................................        (.70)              (.34)
                                                               -------------------------------------
Net asset value, end of period ...............................      $12.69             $13.25
                                                               =====================================
Total returnb ................................................        .98%              9.91%
Ratios/supplemental data
Net assets, end of period (000's) ............................     $19,655             $5,716
Ratios to average net assets:
 Expensese ...................................................       1.05%(a)           1.04%(a)
 Net investment income .......................................       2.27%(a)           1.26%(a)
Portfolio turnover rate ......................................      33.82%             80.02%
(e)Excluding dividend expense on securities
   sold short, the ratios of expenses to average
   net assets would have been:
Expenses .....................................................       1.02%(a)           1.04%(a)

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                              COUNTRY         SHARES         VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks and Rights 79.7%
    Aerospace & Military Technology 2.2%
    B.F. Goodrich Co. ................................     United States     206,732     $  7,041,807
(a) Hexcel Corp. .....................................     United States      42,000          399,000
    Rockwell International Corp. .....................     United States      49,600        1,562,400
                                                                                         ------------
                                                                                            9,003,207
                                                                                         ------------
    Appliances & Household Durables .7%
    Maytag Corp. .....................................     United States      78,290        2,886,944
                                                                                         ------------
    Automobiles 3.6%
    Borg Warner Inc. .................................     United States      42,655        1,498,257
(a) Consorcio G Grupo Dina SA de CV, L, ADR ..........        Mexico          77,350          154,700
    Delphi Automotive Systems Corp. ..................     United States     442,560        6,444,779
    General Motors Corp. .............................     United States      45,626        2,649,160
(a) Lear Corp. .......................................     United States     195,696        3,913,920
                                                                                         ------------
                                                                                           14,660,816
                                                                                         ------------
    Banking 3.3%
    Bank of Ireland ..................................    Irish Republic     210,350        1,330,768
    Banknorth Group Inc. .............................     United States     178,255        2,729,530
    Chase Manhattan Corp. ............................     United States      62,100        2,860,481
    National City Corp. ..............................     United States      65,189        1,112,287
    Sovereign Bancorp Inc. ...........................     United States     255,200        1,794,375
    U.S. Bancorp. ....................................     United States     198,124        3,813,887
                                                                                         ------------
                                                                                           13,641,328
                                                                                         ------------
    Beverages & Tobacco 2.6%
    Brown-Forman Corp., A ............................     United States         500           26,375
    Brown-Forman Corp., B ............................     United States      37,200        1,999,500
    Gallaher Group PLC ...............................    United Kingdom     410,150        2,243,013
    Gallaher Group PLC, ADR ..........................    United Kingdom      18,200          390,163
    Pepsi Bottling Group Inc. ........................     United States     144,000        4,203,000
    UST Inc. .........................................     United States     139,000        2,041,562
                                                                                         ------------
                                                                                           10,903,613
                                                                                         ------------
    Broadcasting & Publishing 8.1%
(a) AT&T Corp. - Liberty Media Group, A ..............     United States     157,296        3,814,427
    Central Newspapers Inc., A .......................     United States      42,560        2,691,920
    Dow Jones & Co. Inc. .............................     United States      12,600          922,950
    Dun & Bradstreet Corp. ...........................     United States     140,800        4,030,400
(a) Fox Entertainment Group Inc., A ..................     United States      47,500        1,442,813
    Knight-Ridder Inc. ...............................     United States      46,120        2,453,008
    Media General Inc., A ............................     United States      17,790          863,927
    Meredith Corp. ...................................     United States      86,859        2,931,491
    NV Holdingsmig de Telegraaf ......................      Netherlands        1,468           33,772
    Scripps Co., A ...................................     United States     134,185        6,608,611
    Washington Post Co., B ...........................     United States      15,890        7,595,420
                                                                                         ------------
                                                                                           33,388,739
                                                                                         ------------
    Building Materials & Components 1.2%
(a) American Standard Cos. Inc. ......................     United States      88,050        3,610,050
    Sherwin-Williams Co. .............................     United States      61,100        1,294,556
                                                                                         ------------
                                                                                            4,904,606
                                                                                         ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                              SHARES
                                                              COUNTRY        /RIGHTS         VALUE
----------------------------------------------------------------------------------------------------
    Common Stocks and Rights (cont.)
    Business & Public Services 2.5%
(a) DecisionOne Corp. ................................     United States      24,761     $   111,425
    National Service Industries Inc. .................     United States      57,600       1,123,200
    Rentokil Initial PLC .............................    United Kingdom     677,000       1,542,433
(a) Republic Services Inc. ...........................     United States     276,300       4,420,800
    Suez Lyonnaise des Eaux SA .......................        France          17,174       3,020,808
                                                                                         -----------
                                                                                          10,218,666
                                                                                         -----------
    Chemicals 1.4%
(a) Cytec Industries Inc. ............................     United States     139,900       3,453,781
(a) Henkel KGAA, pfd. ................................        Germany          3,200         184,042
    Union Carbide Corp. ..............................     United States      49,450       2,447,775
                                                                                         -----------
                                                                                           6,085,598
                                                                                         -----------
    Data Processing & Reproduction .9%
    Compaq Computer Corp. ............................     United States      56,200       1,436,613
(a) NCR Corp. ........................................     United States      16,600         646,363
(a) Unisys Corp. .....................................     United States     101,080       1,471,978
                                                                                         -----------
                                                                                           3,554,954
                                                                                         -----------
    Electronic Components & Instruments .7%
    Williams PLC .....................................    United Kingdom     527,160       3,068,455
                                                                                         -----------
    Energy Sources 1.1%
(a) Abraxas Petroleum Corp. ..........................     United States      24,741          37,112
(a) Abraxas Petroleum Corp., rts., 11/01/04 ..........     United States      24,741          12,371
    Burlington Resources Inc. ........................     United States     110,700       4,234,274
    Conoco Inc., A ...................................     United States       7,800         171,600
                                                                                         -----------
                                                                                           4,455,357
                                                                                         -----------
    Financial Services 8.6%
    Ambac Financial Group Inc. .......................     United States      25,800       1,414,163
    Bear Stearns Cos. Inc. ...........................     United States     159,651       6,645,472
    CIT Group Inc., A ................................     United States     284,270       4,619,388
    Finova Group Inc. ................................     United States     142,000       1,846,000
    Greenpoint Financial Corp. .......................     United States     158,994       2,981,138
    Heller Financial Inc. ............................     United States       4,900         100,450
    Household International Inc. .....................     United States     101,765       4,229,608
    Lehman Brothers Holdings Inc. ....................     United States      27,800       2,628,838
    Liberty Financial Cos. Inc. ......................     United States       1,647          36,131
(a) MFN Financial Corp. ..............................     United States      39,778         246,126
    PMI Group Inc. ...................................     United States      46,450       2,206,375
    United Asset Management Corp. ....................     United States     364,700       8,524,863
                                                                                         -----------
                                                                                          35,478,552
                                                                                         -----------
    Food & Household Products 2.6%
    Bestfoods ........................................     United States       5,200         360,100
(a) Fine Host Corp. ..................................     United States     139,062       1,376,714
(a) Pactiv Corp. .....................................     United States     244,425       1,924,847
    Sara Lee Corp. ...................................     United States     100,100       1,933,181
    U.S. Industries Inc. .............................     United States     188,150       2,281,319
(a) Universal Foods Corp. ............................     United States      16,600         307,100
    Van Melle NV .....................................      Netherlands       92,696       2,532,338
                                                                                         -----------
                                                                                          10,715,599
                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                 COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------
    Common Stocks and Rights (cont.)
    Forest Products & Paper 3.4%
    Abitibi-Consolidated Inc. ...........................        Canada          93,073      $   863,706
    Boise Cascade Corp. .................................     United States     114,400        2,960,100
    International Paper Co. .............................     United States     113,200        3,374,775
    Mead Corp. ..........................................     United States     124,800        3,151,200
    Rayonier Inc. .......................................     United States      62,850        2,254,744
    St. Joe Co. .........................................     United States      50,700        1,521,000
                                                                                             -----------
                                                                                              14,125,525
                                                                                             -----------
    Health & Personal Care 2.3%
    Aventis SA ..........................................        France          44,301        3,246,436
    Bristol-Myers Squibb Co. ............................     United States      30,400        1,770,800
(a) Foundation Health Systems Inc., A ...................     United States     184,355        2,396,615
    Tenet Healthcare Corp. ..............................     United States      72,785        1,965,195
(a) Ventas Inc. .........................................     United States      83,500          266,156
                                                                                             -----------
                                                                                               9,645,202
                                                                                             -----------
    Industrial Components .6%
(a) Owens-Illinois Inc. .................................     United States     212,810        2,487,217
                                                                                             -----------
    Insurance 4.1%
    Allmerica Financial Corp. ...........................     United States      58,100        3,042,987
    Financial Security Assurance Holdings Ltd. ..........     United States       3,900          295,913
    Hartford Financial Services Group Inc. ..............     United States      36,100        2,019,344
    MBIA Inc. ...........................................     United States      94,200        4,539,263
(a) MetLife Inc. ........................................     United States      56,800        1,196,350
    Old Republic International Corp. ....................     United States     196,800        3,247,200
    White Mountain Insurance Group Inc. .................     United States      15,600        2,496,000
                                                                                             -----------
                                                                                              16,837,057
                                                                                             -----------
    Leisure & Tourism 2.9%
    Galileo International Inc. ..........................     United States     166,730        3,480,489
(a) Park Place Entertainment Corp. ......................     United States     277,200        3,378,375
    Starwood Hotels & Resorts Worldwide Inc. ............     United States     162,315        5,285,382
                                                                                             -----------
                                                                                              12,144,246
                                                                                             -----------
    Machinery & Engineering .6%
    Invensys PLC ........................................    United Kingdom     705,112        2,641,888
                                                                                             -----------
    Merchandising 5.3%
(a) Brunos Inc. .........................................     United States       5,044          479,180
(a) Cendant Corp. .......................................     United States      34,200          478,800
(a) Federated Department Stores Inc. ....................     United States     221,254        7,467,322
    Hasbro Inc. .........................................     United States     117,675        1,772,480
    May Department Stores Co. ...........................     United States     173,200        4,156,800
(a) Payless Shoesource Inc. .............................     United States      38,015        1,948,269
(a) Saks Inc. ...........................................     United States     240,400        2,524,200
    Sears, Roebuck & Co. ................................     United States      95,600        3,118,950
                                                                                             -----------
                                                                                              21,946,001
                                                                                             -----------
    Metals & Mining .1%
(a) Philip Services Corp. ...............................        Canada          24,393          153,219
                                                                                             -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                           COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------
      Common Stocks and Rights (cont.)
      Multi-Industry 9.1%
 (a)  Alleghany Corp. .............................................     United States      17,377      $  2,919,336
 (a)  Berkshire-Hathaway Inc., A ..................................     United States          57         3,066,600
 (a)  Berkshire Hathaway Inc., B ..................................     United States          22            38,720
      Cheung Kong Holdings Ltd. ...................................       Hong Kong       126,900         1,404,067
      Compagnie Financiere Richemont AG, Br., A ...................      Switzerland          547         1,478,424
      Compagnie Generale D'Industrie et de Participation ..........        France          23,137           989,140
      Corporacion Financiera Alba SA ..............................         Spain          36,037           953,396
      Investor AB, A ..............................................        Sweden         620,910         8,424,157
      Investor AB, B ..............................................        Sweden         127,421         1,750,568
      Kansas City Southern Industries Inc. ........................     United States      20,200         1,791,488
      Kinnevik AB, B ..............................................        Sweden          10,100           259,092
      Lagardere SCA ...............................................        France          54,472         4,177,139
 (a)  Thermo Electron Corp. .......................................     United States     261,000         5,497,313
      TRW Inc. ....................................................     United States     109,506         4,749,823
                                                                                                       ------------
                                                                                                         37,499,263
                                                                                                       ------------
      Real Estate .2%
 (a)  Alexander's Inc. ............................................     United States       8,000           586,000
(a,b) Security Capital European Realty ............................     United States      27,030           398,557
                                                                                                       ------------
                                                                                                            984,557
                                                                                                       ------------
      Recreation & Other Consumer Goods .8%
      Carnival Corp. ..............................................     United States      63,600         1,240,200
      Xerox Corp. .................................................     United States      89,600         1,859,200
                                                                                                       ------------
                                                                                                          3,099,400
                                                                                                       ------------
      Telecommunications 6.9%
      AT&T Corp. ..................................................     United States     115,100         3,640,037
      AT&T Corp., W/I .............................................     United States     185,060         6,106,980
      British Telecommunications PLC ..............................    United Kingdom     157,800         2,037,686
      Centurytel Inc. .............................................     United States     107,300         3,084,875
 (a)  General Motors Corp., H .....................................     United States      16,016         1,405,404
      SBC Communications Inc. .....................................     United States      58,200         2,517,150
      Telephone & Data Systems Inc. ...............................     United States      98,910         9,915,728
                                                                                                       ------------
                                                                                                         28,707,860
                                                                                                       ------------
      Transportation 3.4%
      Burlington Northern Santa Fe Corp. ..........................     United States     111,600         2,559,825
      Florida East Coast Industries Inc. ..........................     United States     110,600         4,424,000
      Peninsular & Oriental Steam Navigation Co. ..................    United Kingdom     267,740         2,281,933
      Railtrack Group PLC .........................................    United Kingdom     318,002         4,944,033
                                                                                                       ------------
                                                                                                         14,209,791
                                                                                                       ------------
      Utilities Electrical & Gas .5%
 (a)  Citizens Communications Co., B ..............................     United States       5,443            93,892
      E.On AG .....................................................        Germany         42,600         2,062,133
                                                                                                       ------------
                                                                                                          2,156,025
                                                                                                       ------------
      Total Common Stocks and Rights (Cost $315,343,267)...........                                     329,603,685
                                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                          PRINCIPAL
                                                                      COUNTRY               AMOUNT*             VALUE
--------------------------------------------------------------------------------------------------------------------
Corporate Bonds & Notes 2.6%
Abraxas Petroleum Corp., Series A, 11.50%, 11/01/04 ..........     United States     $      290,500      $   245,473
DecisionOne Corp., Term Loan .................................     United States            935,503          795,178
Eurotunnel Finance Ltd.:
Equity Note, 12/31/03 ........................................    United Kingdom            286,406 GBP      164,758
Participation Loan Note, 4/30/40 .............................    United Kingdom            158,000 GBP       35,121
Eurotunnel PLC:
12/31/18, Tier 2 .............................................    United Kingdom          1,051,800 GBP    1,098,660
12/31/25, Tier 3 .............................................    United Kingdom            791,758 GBP      695,187
12/31/50, Resettable Advance R5 ..............................    United Kingdom            342,767 GBP      191,991
Stabilization Advance S8, Tier 1 .............................    United Kingdom            220,793 GBP       86,904
Stabilization Advance S8, Tier 2 .............................    United Kingdom            186,822 GBP       65,049
Eurotunnel SA:
12/31/18, Tier 2 (Libor) .....................................        France                441,192 EUR      287,576
12/31/18, Tier 2 (Pibor) .....................................        France                133,474 EUR       87,001
12/31/25, Tier 3 (Libor) .....................................        France                581,383 EUR      317,653
12/31/25, Tier 3 (Pibor) .....................................        France                242,272 EUR      132,372
12/31/50, Resettable Advance R4 ..............................        France                297,824 EUR      104,200
Stabilization Advance S6, Tier 1(Pibor) ......................        France                109,282 EUR       27,236
Stabilization Advance S7, Tier 1(Pibor) ......................        France                 74,647 EUR       18,604
Stabilization Advance S6, Tier 2 .............................        France                159,795 EUR       33,698
Finova Capital Corp.:
6.11%, 2/18/03 ...............................................     United States            313,000          269,902
6.15%, 3/31/03 ...............................................     United States             55,000           46,596
7.25%, 11/08/04 ..............................................     United States            190,000          166,488
Golden Books Publishing Inc., 10.75%, 2/20/49 ................     United States            133,400           61,364
HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 .................    United Kingdom          1,235,000          710,125
La Quinta Inns Inc.:
7.25%, 3/15/04 ...............................................     United States             89,000           66,750
7.33%, 4/01/08 ...............................................     United States            205,000          137,350
Laidlaw Inc.:
7.70%, 8/15/02 ...............................................        Canada                 74,000           21,830
7.05%, 5/15/03 ...............................................        Canada                 20,000            5,950
6.65%, 10/01/04 ..............................................        Canada                225,000           54,000
7.875%, 4/15/05 ..............................................        Canada                225,000           66,375
7.65%, 5/15/06 ...............................................        Canada                200,000           48,000
8.75%, 4/15/25 ...............................................        Canada                331,000           97,645
6.72%, 10/01/27 ..............................................        Canada                535,000          132,413
Levi Straus & Co.:
6.80%, 11/01/03 ..............................................     United States             20,000           16,400
7.00%, 11/01/06 ..............................................     United States             85,000           64,600
Meditrust Corp.
7.00%, 8/15/07 ...............................................     United States            170,000          113,900
7.82%, 9/10/26 ...............................................     United States            665,000          512,050
MFN Financial Corp.:
Series A, 10.00%, 3/23/01 ....................................     United States            114,027          109,181
Series B, FRN, 11.26%, 3/23/01 ...............................     United States            139,024          134,506
Philip Services Corp.:
PIK, 10.00%, 5/01/05 .........................................        Canada                111,689           89,351
Senior Term Debt, 9.00%, 5/01/05 .............................        Canada                213,053          191,747

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                             PRINCIPAL
                                                                           COUNTRY            AMOUNT*            VALUE
--------------------------------------------------------------------------------------------------------------------------
    Corporate Bonds & Notes (cont.)
    Rite Aid Corp.:
    7.125%, 1/15/07 ................................................   United States      $       145,000     $    71,775
    144A, 6.125%, 12/15/08 .........................................   United States               45,000          21,825
    6.875%, 8/15/13 ................................................   United States               55,000          26,400
    7.70%, 2/15/27 .................................................   United States               70,000          31,500
    Service Corp. International:
    7.375%, 4/15/04 ................................................   United States              335,000         206,025
    6.00%, 12/15/05 ................................................   United States               80,000          43,600
    7.70%, 4/15/09 .................................................   United States               44,000          23,100
    SFC New Holdings Inc., PIK, 13.25%, 8/15/03 ....................   United States            1,273,000       1,018,400
    Southwest Royalties Inc., B, 10.50%, 10/15/04 ..................   United States              870,000         561,150
    TFM SA de CV:
    senior disc. note, zero cpn. ...................................       Mexico                 165,000         114,263
    10.25%, 6/15/07 ................................................       Mexico                 250,000         218,750
    Ventas Inc.:
    Tranche A, Term Loan, 12/31/02 .................................   United States              144,581         130,364
    Tranche B, Term Loan, 12/31/05 .................................   United States              548,862         480,254
    Tranche C, Term Loan, 12/31/07 .................................   United States              163,970         143,473
    Vlasic Foods International Inc., 10.25%, 7/01/09 ...............   United States              487,000         172,885
                                                                                                              -----------
    Total Corporate Bonds & Notes (Cost $11,418,988)................                                           10,766,948
                                                                                                              -----------
(c) Bonds & Notes In Reorganization 4.0%
(a) Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ............   United States               45,000          17,213
(a) Altos Hornos de Mexico SA:
    cvt., 5.50%, 12/15/01 ..........................................       Mexico                  20,000           7,100
    Series A, 11.375%, 4/30/02 .....................................       Mexico                 391,000         138,805
    Series B, 11.875%, 4/30/04 .....................................       Mexico                 460,000         158,700
    Tranche A, Term Loan ...........................................   United States              117,181          48,044
(a) Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ..........       Mexico               5,657,000       2,008,234
(a) Crown Leasing, Bank Claim ......................................       Japan               77,969,709 JPY      51,584
(a) Dow Corning Corp.:
    9.375%, 2/01/08 ................................................   United States              550,000         783,750
    Bank Debt #1 ...................................................   United States              100,000         136,000
(a) Genesis Health Ventures Inc.:
    Revolver .......................................................   United States              722,380         452,210
    Term Loan A ....................................................   United States               39,642          24,419
    Term Loan B ....................................................   United States               77,937          48,711
    Term Loan C ....................................................   United States               78,077          48,798
(a) Harnischfeger Industries Inc.:
    8.90%, 3/01/22 .................................................   United States              370,000         141,525
    8.70%, 6/15/22 .................................................   United States              260,000          99,450
    7.25%, 12/15/25 ................................................   United States              615,000         235,238
    6.875%, 2/15/27 ................................................   United States              353,000         135,023
(a) Integrated Health Services Inc.:
    Revolver .......................................................   United States              166,000          53,120
    Tranche B, Term Loan ...........................................   United States              491,985         157,435
    Tranche C, Term Loan ...........................................   United States              447,458         143,187
(a) Loewen Group Inc., Series 5, 6.10%, 10/01/02 ...................       Canada                 426,000 CAD     158,129
(a) Loewen Group International Inc.:
    144A, 6.70%, 10/01/99 ..........................................       Canada               1,120,000         392,000
    Revolver .......................................................   United States              126,691          68,413
    Series 3, 7.50%, 4/15/01 .......................................       Canada                 350,000         192,500
    Series 3, 7.75%, 10/15/01 ......................................       Canada                 245,000         112,700
    Series 2, 8.25%, 4/15/03 .......................................       Canada                 270,000         148,500
    Series 6, 7.20%, 6/01/03 .......................................       Canada               1,765,000         617,750
    Series 4, 8.25%, 10/15/03 ......................................       Canada                 385,000         177,100
    Series 7, 7.60%, 6/01/08 .......................................       Canada               1,335,000         440,550

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                     PRINCIPAL
                                                                                      COUNTRY           AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(c) Bonds & Notes In Reorganization (cont.)
(a) Multicare Companies Inc.:
    Revolver ....................................................................  United States  $    39,958       $     21,977
    Term Loan A .................................................................  United States       47,464             26,105
    Term Loan B .................................................................  United States       73,471             40,409
    Term Loan C .................................................................  United States       24,361             13,399
(a) Nippon Credit Bank Ltd., Bank Claim .........................................      Japan        40,328,966 JPY        60,986
(a) Nippon Total Finance, Bank Claim ............................................      Japan        43,525,019 JPY        24,682
    Optel Inc.:
    13.00%, 2/15/02 .............................................................  United States      720,000            504,000
    11.50%, 7/01/08 .............................................................  United States       25,000             17,500
(a) Paging Network Inc.:
    Revolver A ..................................................................  United States    2,113,477          1,698,329
    10.125%, 8/01/07 ............................................................  United States       98,000             41,650
    10.00%, 10/15/08 ............................................................  United States      135,000             57,375
(a) Peregrine Investments Holdings Ltd., zero cpn., 1/22/98 .....................    Hong Kong    5,000,000  JPY           5,435
(a) PIV Investment Finance (Cayman) Ltd., cvt, 4.50%, 12/01/01 ..................    Hong Kong     12,200,000          2,745,000
(a) Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 .....................  United States       20,000              7,650
(a) Pratama Datakom Asia BV:
    144A, 12.75%, 7/15/05 .......................................................    Indonesia        665,000            106,400
    Reg S, 12.75%, 7/15/05 ......................................................    Indonesia        140,000             22,400
(a) Safety Kleen Corp.:
    9.25%, 5/15/09 ..............................................................  United States        3,000                 75
    Term Loan A .................................................................  United States      128,833             47,668
    Term Loan B .................................................................  United States       65,067             24,075
    Term Loan C .................................................................  United States       65,067             24,075
(a) Safety Kleen Services, 9.25%, 6/01/08 .......................................  United States        5,000                238
(a) United Companies Financial Corp., Revolver ..................................  United States    2,351,700          1,622,673
(a) Vencor Inc.:
    9.875%, 5/01/05 .............................................................  United States    1,635,000            147,150
    Revolver ....................................................................  United States      325,492            240,864
    Term Loan A .................................................................  United States    1,369,467          1,013,406
    Term Loan B .................................................................  United States      738,496            546,487
    Tranche A, DIP Revolver, Term Loan 9/30/00 ..................................  United States      157,609            156,033
    Tranche B, DIP Revolver, Term Loan 9/30/00 ..................................  United States       62,500             61,875
                                                                                                                    ------------
    Total Bonds & Notes in Reorganization (Cost $16,844,644).....................                                     16,474,104
                                                                                                                    ------------

    Short Term Investments 11.3%
    Federal Home Loan Bank, 6.10% - 6.57% with maturities to 9/29/00 ............  United States   10,300,000         10,226,622
    Federal Home Loan Mortgage Corp., 6.02% - 6.57%, with maturities to 7/06/00 .  United States    2,600,000          2,598,588
    Fannie Mae, 6.04% - 6.64% with maturities to 12/21/00 .......................  United States   34,609,000         33,904,778
                                                                                                                    ------------
    Total Short Term Investments (Cost $46,714,312)..............................                                     46,729,988
                                                                                                                    ------------

    Total Investments (Cost $390,321,211) 97.6%..................................                                    403,574,725
    Securities Sold Short (.6%) .................................................                                     (2,405,974)
    Net Equity in Forward Contracts .............................................                                         74,851
    Other Assets, less Liabilities 3.0% .........................................                                     12,209,627
                                                                                                                    ------------
    Total Net Assets 100.0% .....................................................                                   $413,453,229
                                                                                                                    ============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

    ISSUER                                            COUNTRY        SHARES         VALUE
----------------------------------------------------------------------------------------------
    Securities Sold Short (Proceeds $3,067,641)
(a) Dow Chemical Co. ..........................    United States    79,701      $  2,405,974
                                                                                ------------
    Currency Abbreviations:
    CAD - Canadian Dollar
    EUR - European Unit
    GBP - British Pound
    JPY - Japanese Yen

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing.
(b)See Note 8 regarding restricted securities.
(c)See Note 7 regarding defaulted securities.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ..........................................................    $390,321,211
                                                                     ============
  Value .........................................................     403,574,725
 Cash ...........................................................       2,404,566
 Receivables:
  Investment securities sold ....................................      12,085,146
  Capital shares sold ...........................................         150,535
  Dividends and interest ........................................         879,206
 Unrealized gain on forward exchange contracts (Note 6) .........         796,487
 Deposits with broker for securities sold short .................       2,855,228
                                                                     ------------
    Total assets ................................................     422,745,893
                                                                     ------------
Liabilities:
 Payables:
  Investment securities purchased ...............................       5,502,081
  Capital shares redeemed .......................................         349,993
  Affiliates ....................................................         265,094
 Securities sold short, at value (proceeds $3,067,641)...........       2,405,974
 Unrealized loss on forward exchange contracts (Note 6) .........         721,636
 Other liabilities ..............................................          47,886
                                                                     ------------
    Total liabilities ...........................................       9,292,664
                                                                     ------------
     Net assets, at value .......................................    $413,453,229
                                                                     ============
Net assets consist of:
 Undistributed net investment income ............................    $  1,651,905
 Net unrealized appreciation ....................................      13,990,032
 Accumulated net realized gain ..................................      31,092,492
 Capital shares .................................................     366,718,800
                                                                     ------------
     Net assets, at value .......................................    $413,453,229
                                                                     ============
Class 1:
 Net assets, at value ...........................................    $393,798,028
                                                                     ============
 Shares outstanding .............................................      31,039,002
                                                                     ============
 Net asset value and offering price per share ...................    $      12.69
                                                                     ============
Class 2:
 Net assets, at value ...........................................    $ 19,655,201
                                                                     ============
 Shares outstanding .............................................       1,549,475
                                                                     ============
 Net asset value and offering price per share ...................    $      12.69
                                                                     ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $131,223)
 Dividends ...............................................................    $   3,182,663
 Interest ................................................................        3,597,160
                                                                              -------------
  Total investment income ................................................        6,779,823
                                                                              -------------
Expenses:
 Management fees (Note 3) ................................................        1,259,803
 Administrative fees (Note 3) ............................................          298,375
 Distribution fees - Class 2 (Note 3) ....................................           14,147
 Custodian fees ..........................................................           13,300
 Reports to shareholders .................................................           25,300
 Professional fees (Note 3) ..............................................           28,200
 Trustees' fees and expenses .............................................            1,600
 Dividends for securities sold short .....................................           57,237
 Other ...................................................................            3,400
                                                                              -------------
  Total expenses .........................................................        1,701,362
                                                                              -------------
    Net investment income ................................................        5,078,461
                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ............................................................       28,405,499
  Foreign currency transactions ..........................................        4,988,656
                                                                              -------------
    Net realized gain ....................................................       33,394,155
 Net unrealized depreciation on:
  Investments ............................................................      (33,296,175)
  Translation of assets and liabilities denominated in foreign currencies        (1,104,666)
                                                                              -------------
    Net unrealized depreciation ..........................................      (34,400,841)
                                                                              -------------
Net realized and unrealized loss .........................................       (1,006,686)
                                                                              -------------
Net increase in net assets resulting from operations .....................    $   4,071,775
                                                                              =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $   5,078,461      $   7,507,126
   Net realized gain from investments and foreign currency transactions ..................      33,394,155         19,103,586
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ....................................     (34,400,841)        31,554,044
                                                                                           -------------------------------------
    Net increase in net assets resulting from operations .................................       4,071,775         58,164,756
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................     (11,439,569)       (12,213,087)
    Class 2 ..............................................................................        (324,220)           (45,323)
   Net realized gains:
    Class 1 ..............................................................................      (9,903,995)                --
    Class 2 ..............................................................................        (284,007)                --
                                                                                           -------------------------------------
 Total distributions to shareholders .....................................................     (21,951,791)       (12,258,410)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................     (37,030,478)       (79,961,449)
    Class 2 ..............................................................................      14,369,129          5,606,010
                                                                                           -------------------------------------
 Total capital share transactions ........................................................     (22,661,349)       (74,355,439)
    Net decrease in net assets ...........................................................     (40,541,365)       (28,449,093)
Net assets:
 Beginning of period .....................................................................     453,994,594        482,443,687
                                                                                           -------------------------------------
 End of period ...........................................................................   $ 413,453,229      $ 453,994,594
                                                                                           =====================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $   1,651,905      $   8,337,233
                                                                                           =====================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Shares Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 89% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the portfolio invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, reorganizing companies and distressed companies. The portfolio may also invest in foreign securities.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Contracts for Differences

The Fund may engage in short contracts for differences. Short contracts for differences are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Contracts for Differences (cont.)

closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the contracts for the differences and may realize a loss.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             Six Months Ended                      Year Ended
                                                              June 30, 2000                    December 31, 1999(a)
                                                    --------------------------------------------------------------------
                                                         Shares           Amount            Shares            Amount
Class 1 Shares:                                     --------------------------------------------------------------------
Shares sold .......................................     1,156,387     $   15,045,410        5,163,014    $   66,279,367
Shares issued on merger (Note 9) ..................       295,300          3,756,224               --                --
Shares issued on reinvestment of distributions ....     1,683,246         21,343,564          914,838        12,213,087
Shares redeemed ...................................    (5,990,875)       (77,175,676)     (12,518,155)     (158,453,903)
                                                    --------------------------------------------------------------------
Net decrease ......................................    (2,855,942)    $  (37,030,478)      (6,440,303)   $  (79,961,449)
                                                    ====================================================================
Class 2 Shares:
Shares sold .......................................       845,668     $   10,908,788          436,840    $    5,671,654
Shares issued on merger (Note 9) ..................       251,168          3,197,391               --                --
Shares issued on reinvestment of distributions ....        47,967            608,227            3,403            45,323
Shares redeemed ...................................       (26,720)          (345,277)          (8,851)         (110,967)
                                                    --------------------------------------------------------------------
Net increase ......................................     1,118,083     $   14,369,129          431,392    $    5,606,010
                                                    ====================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Mutual Advisers, LLC (Franklin Mutual)                  Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,136 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and merger related expenses.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $392,826,745 was as follows:

  Unrealized appreciation .............  $  52,257,979
  Unrealized depreciation .............    (41,509,999)
                                         -------------
  Net unrealized appreciation .........  $  10,747,980
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $126,130,156 and $157,994,160, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 2000, the Fund had outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

                                                In                                      Unrealized
               Contracts to Buy            Exchange for     Settlement Date             Gain (Loss)
----------------------------------------------------------------------------------------------------
   609,626     Canadian Dollars      U.S.  $   405,489          7/31/00          U.S. $    6,287
 3,300,000     Swedish Krona                   375,136          8/21/00                    2,638
                                           -----------                                ----------
                                     U.S.  $   780,625                           U.S. $    8,925
                                           -----------                                ==========
        Contracts to Sell
----------------------------------
 2,779,139     Hong Kong Dollars     U.S.  $   356,640          7/19/00          U.S. $        8
 5,282,025     Canadian Dollars              3,642,734          7/31/00                   74,950
12,224,151     Swedish Krona                 1,421,992          8/21/00                   22,605
 1,100,000     European Unit                 1,113,275          8/24/00                   55,179
35,795,968     Swedish Krona                 4,178,648          9/15/00                   73,529
18,190,586     Swedish Krona                 2,117,812          9/18/00                   31,253
 7,996,841     British Pounds               12,551,117          9/25/00                  425,101
   569,140     British Pounds                  881,074         10/17/00                   17,629
18,108,193     Swedish Krona                 2,096,411         10/20/00                   14,978
 2,934,044     European Unit                 2,853,358         12/20/00                   11,432
                                           -----------                                ----------
                                     U.S.  $31,213,061                           U.S. $  726,664
                                           -----------
 Net unrealized gain on offsetting
   forward exchange contracts                                                            60,898
                                                                                      ----------

   Unrealized gain on forward
     exchange contracts                                                          U.S. $  796,487
                                                                                      ==========

        Contracts to Buy
----------------------------------
 3,645,239     Canadian Dollars      U.S.  $ 2,489,388          7/31/00          U.S. $  (27,183)
 1,712,500     Swedish Krona                   199,070          8/21/00                   (3,028)
                                           -----------                                ----------
                                     U.S.  $ 2,688,458                           U.S. $  (30,211)
                                           -----------                                ----------
        Contracts to Sell
----------------------------------
 7,562,070     Hong Kong Dollars     U.S.  $   970,253          7/19/00          U.S. $     (147)
   429,500     Canadian Dollars                289,240          7/31/00                     (869)
13,634,596     European Unit                12,540,641          8/15/00                 (567,665)
   321,712     British Pounds                  474,003          8/22/00                  (13,513)
 1,550,000     European Unit                 1,483,831          8/24/00                   (7,123)
   200,000     European Unit                   181,090          9/12/00                  (11,508)
 2,162,511     Swiss Francs                  1,327,102          9/13/00                  (12,300)
   100,000     British Pounds                  151,100          9/25/00                     (535)
 3,800,000     Swedish Krona                   432,039         10/20/00                   (4,749)
 2,362,198     British Pounds                3,514,596         11/22/00                  (72,085)
   936,510     British Pounds                1,421,955         12/20/00                     (931)
                                           -----------                                ----------
                                     U.S.  $22,785,850                           U.S. $ (691,425)
                                           -----------                                ----------
   Unrealized loss on forward
     exchange contracts                                                                 (721,636)
                                                                                      ----------

     Net unrealized gain on forward
      exchange contracts                                                         U.S. $   74,851
                                                                                      ==========


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2000, the Fund held defaulted securities with a value aggregating $16,474,104, representing 4.0% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinued accruing income on defaulted bonds and provided an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2000 are as follows:

                                                                   Acquisition
  Shares     Issuer                                                     Date      Cost      Value
  --------------------------------------------------------------------------------------------------
  27,030   Security Capital European Realty (.1% of net assets)       4/08/98   $540,600    $398,557
                                                                                            --------

9. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Mutual Shares Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Mutual Shares Investments Fund pursuant to a plan of reorganization approved by TVP - Mutual Shares Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 295,300 Class 1 shares and 251,168 Class 2 shares of the FTVIPT - Mutual Shares Securities Fund (valued at $12.72 per share and $12.73 per share, respectively) for the net assets of the TVP - Mutual Shares Investments Fund which aggregated $6,953,615, including $196,155 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Mutual Shares Securities Fund immediately after the merger were $424,728,065.

                                             TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund (formerly Templeton Asset Allocation Fund) seeks high total return. The Fund will invest in equity securities of companies of any nation, debt securities of companies and governments of any nation, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------
Financial markets generally saw a "return to earnings" in the first half of 2000, partially deflating 1999's dot-com frenzy. As more Internet stocks came into the market, investors appeared to take a closer look at these companies' earnings capabilities. In the U.S., the Federal Reserve Board again raised interest rates because of inflationary fears. This shook growth stocks as a whole, including the technology-laden Nasdaq(R) Index, whose sell-off sent ripples around the globe, placing pressure on media and telecommunications stocks worldwide. In this environment, the benchmark Morgan Stanley Capital International World Index and J.P. Morgan Global Government Bond Index returned -2.41% and 0.41% in U.S.-dollar terms, respectively.(1) As of June 30, 2000, the Fund held 82.0% of its total net assets in equities, 13.3% in fixed income and 4.7% in short-term investments and other net assets.

Equity

Merger and acquisition activity remained robust in the first half of the year, and the Fund benefited from consolidation activity, especially in the financial and energy sectors, where several holdings registered solid double-digit gains. Nordic Baltic Holdings, now the largest bank in the Nordic region, was formed through the merger of Merita Nordbanken and Unidanmark, while Canadian oil company, Ranger Oil, is being acquired by Canadian Natural Resources.

Individual stocks, rather than broad industry or geographic weightings, mainly accounted for the Fund's equity performance. Celltech, a British biotechnology company, was among the Fund's best performers, up over 125% during the six-month period. Celltech rose amid the apparent investor enthusiasm for biotech stocks that accompanied the Human Genome Project's exciting breakthrough in mapping all the

(1) Source: Standard and Poor's Micropal (Morgan Stanley Capital International, J.P. Morgan). The Morgan Stanley Capital International World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. Indexes are measured in U.S. dollars and include reinvested dividends and interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


This chart in pie format shows the asset allocation of Templeton Asset Strategy Fund as a percentage of total net assets on 6/30/00.

Stocks                                        82.0%
Fixed-Income Securities                       13.3%
Short-Term Investments & Other Net Assets      4.7%

   Top Five Sectors
   Templeton Asset Strategy Fund
   6/30/00
                                 % of Total
   Sector                         Net Assets
   -----------------------------------------
   Telecommunications              11.6%
   Health & Personal Care           8.4%
   Financial Services               7.3%
   Energy Sources                   5.8%
   Electrical & Electronics         5.7%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

genes in the human genetic blueprint. The stock hit our valuation target and we reduced the position at what we considered to be an excellent price.

Alcatel was another outstanding performer during the reporting period, up more than 40%. Investors apparently began to place more value on the French company's optical networking capabilities and its leading position in broadband telecommunications access equipment. After an earnings disappointment in late 1998, we believe the company's management has proven its ability to unlock shareholder value though cost-cutting and renewed dedication to profitable growth.

Nomura Securities also fueled the Fund's performance, rising more than 35% in the six months under review. Nomura is Japan's leading stock brokerage. We initiated this position in 1999, when Nomura was trading at what we felt was an attractive level, quite a bit cheaper than U.S. competitors like Morgan Stanley and Merrill Lynch. We bought the stock, believing in the tremendous growth potential for Japanese managed assets. In 2000, that premise began to play out, with many Japanese savers moving assets out of the postal savings system and into managed equity investments. Nomura capitalized on its commanding domestic market position to garner a sizeable percentage of this new money. Feeling the company is well-placed to make further gains, we partially retained our investment in Nomura.

Fixed Income

Early in the review period investors generally remained cautious regarding interest rates, we believe partly because of inflationary fears stemming from higher oil prices, but largely because of upward revisions in global economic growth forecasts. Confirmed European economic recovery, better-than-expected growth in Japan, as well as continued U.S. growth, appeared to fuel this cautious approach. Improving global economies led to expectations of higher commodity prices, productivity and employment rates, which added to inflationary pressures and a tighter monetary policy stance by central banks. In our opinion, these conditions supported the consensus view that the industrial economies, with the possible exception of Japan, had reached the bottom of their respective interest-rate cycles. Later in the period, reduced U.S. bond supply and equity market volatility helped to offset these interest-rate concerns. Bonds began to appear more attractive to investors who put money back into the global fixed income markets.

Volatile equity markets during the six months under review, combined with expectations for reduced government bond supply resulting in part from U.S. fiscal surpluses and lower deficits in Europe led the global fixed income market higher toward the end of the period. The U.S. Treasury buyback contributed significantly to the U.S. yield curve inversion during the period. As bond prices and yields move in an inverse relationship, higher prices on long-term bonds shifted their yields downward, while short-term bond prices fell lower and their yields inched higher. In contrast, European Monetary Union
(EMU) countries' yield curve only flattened, as yields rose on the short end. Hence, EMU bond prices fell, while those in the U.S. market rose. Most major currencies' weakness against the U.S. dollar resulted in lower returns for the global index in U.S. dollar terms.

In local currency terms, European bonds rose 2.84%, as all European bond markets offered positive returns. The U.K. index increased 4.26% and the EMU bond index gained 2.56%. The Danish market underperformed the EMU countries, while Japan remained relatively flat, as economic recovery expectations, stable interest rates and a stronger yen seemed to result in capital inflows. The Australia/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the U.S. bond market in local currency terms.

Emerging market bond prices rose during the period, apparently as a result of higher commodity prices and improved economic fundamentals for the respective countries. The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) increased 8.10% during the six-month period.(2) Most countries in the index experienced positive returns, with the exception of Nigeria, Colombia, the Philippines and Peru. Russian bonds were among the best performers, increasing 49.78%, followed by those of Algeria, Venezuela, Mexico and Turkey.

(2) Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds, and local markets instruments. It provides investors with a definition of the market for emerging markets external-currency debt, a list of the traded instruments, and a compilation of their terms. The EMBI+ includes 49 instruments from 14 countries, with a total face value of $175 billion and a market capitalization of $98 billion.

   Top Five Country Holdings
   Templeton Asset Strategy Fund
   6/30/00

                     % of Total
   Country            Net Assets
   -----------------------------
   U.S.                18.1%
   U.K.                12.9%
   Japan                9.7%
   France               6.6%
   Netherlands          5.5%

This chart in pie format shows the geographic distribution of Templeton Asset Strategy Fund as a percentage of total net assets on 6/30/00.

Europe                                                       42.5%
North America                                                23.5%
Asia                                                         17.1%
Latin America/Caribbean                                       9.8%
Mid-East/Africa                                               2.9%
Australia/New Zealand                                         2.4%


We attempted to maximize total return, including income, during the period by focusing the Fund's assets on intermediate- and long-term investment grade bonds and allocating a small amount to what we believe are the highest quality and most liquid bonds we found in the emerging markets. We believe that this balance offers the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The Fund's geographic allocation changed slightly during the period. Our North American market allocation increased, with Canadian exposure unchanged and the U.S. allocation increasing. We increased the European allocation slightly, adjusting the underlying country mix to decrease our exposure to Sweden, and added to positions in Denmark, Germany and Italy. The Fund's Japanese and Australia/New Zealand allocations remained relatively unchanged. Meanwhile, we took advantage of the premium on Mexican assets, following the country's debt upgrade, to sell Mexican securities and add to positions in Argentina, Brazil and Venezuela.

Our emerging markets exposure continued to have a relatively low duration with respect to the J.P. Morgan EMBI+, thereby reducing its sensitivity to interest-rate movements and market uncertainty. At the period's end, the Fund's bonds were U.S. dollar-denominated sovereign Eurobonds, with fixed coupons issued by countries we believe to have strong repayment capacity. We also continued to emphasize Latin America, because we feel the region has improving fundamentals.

Looking Ahead

We believe the reporting period proved encouraging for our value-oriented investment style. For three years the market's love affair with technology-related, new economy stocks significantly contributed to euphoric valuations for those companies, in our opinion. However, we feel the first six months of 2000 may signal a shift back to stock assessment based on future earnings. If, indeed, such a shift is underway, your investment in the Fund should benefit. Our analysts believe that every stock in the Fund compares favorably with future earnings prospects, something that we cannot say for many recently favored stocks. On the fixed income front, we believe that global inflationary pressures will continue to increase in the near term and world economic growth will remain strong throughout the year. In such a challenging environment for bonds, a globally diversified investment strategy can reduce risks of declines in any particular market or sector.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Asset Strategy
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Asset Strategy Fund - Class 2 delivered a +2.29% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Asset Strategy Fund - Class 2*
 Periods ended 6/30/00
                                                                             Since      Since Class 2
                                                                           Inception      Inception
                                    1-Year        5-Year       10-Year     (8/24/88)       (5/1/97)
 -----------------------------------------------------------------------------------------------------
 Average Annual Total Return       +13.13%       +14.84%       +13.00%      +12.52%        +12.60%
 Cumulative Total Return           +13.13%       +99.74%      +239.57%     +304.59%        +45.58%
 Value of $10,000 Investment       $11,313       $19,974       $33,957      $40,459        $14,558

* Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Asset Allocation Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights

                                                                                 Class 1
                                                ---------------------------------------------------------------------------------
                                                 Six Months Ended                    Year Ended December 31,
                                                   June 30, 2000   --------------------------------------------------------------
                                                    (unaudited)        1999        1998         1997         1996         1995
                                                ---------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $23.37            $22.46      $22.35       $21.08       $18.72       $15.69
                                                   -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................         .24               .44         .69          .67          .63          .57
 Net realized and unrealized gains ............         .16              3.78         .75         2.44         2.76         2.87
                                                   -----------------------------------------------------------------------------
Total from investment operations ..............         .40              4.22        1.44         3.11         3.39         3.44
                                                   -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.52)             (.50)       (.66)        (.63)        (.58)        (.41)
 Net realized gains ...........................       (3.62)            (2.81)       (.67)       (1.21)        (.45)          --
                                                   -----------------------------------------------------------------------------
Total distributions ...........................       (4.14)            (3.31)      (1.33)       (1.84)       (1.03)        (.41)
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ................      $19.63            $23.37      $22.46       $22.35       $21.08       $18.72
                                                   =============================================================================
Total return(b) ...............................       2.43%            22.86%       6.41%       15.52%       18.93%       22.48%

Ratios/supplemental data
Net assets, end of period (000's) .............    $693,637          $671,549    $692,163     $735,568     $556,027     $406,123
Ratios to average net assets:
 Expenses .....................................        .78%(a)           .74%        .78%         .74%         .64%         .66%
 Net investment income ........................       2.37%(a)          2.06%       2.88%        3.32%        3.56%        3.73%
Portfolio turnover rate .......................      15.33%            45.34%      43.18%       45.27%       57.50%       43.02%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights (continued)

                                                                            Class 2
                                                  ------------------------------------------------------------
                                                   Six Months Ended            Year Ended December 31,
                                                     June 30, 2000     ---------------------------------------
                                                      (unaudited)          1999          1998         1997(c)
                                                  ------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $23.27            $22.38        $22.32        $20.40
                                                        ----------------------------------------------------
Income from investment operations:
 Net investment income(d) .....................            .22               .36           .63           .16
 Net realized and unrealized gains ............            .15              3.80           .74          1.76
                                                        ----------------------------------------------------
Total from investment operations ..............            .37              4.16          1.37          1.92
                                                        ----------------------------------------------------
Less distributions from:
 Net investment income ........................           (.46)             (.46)         (.64)           --
 Net realized gains ...........................          (3.62)            (2.81)         (.67)           --
                                                        ----------------------------------------------------
Total distributions ...........................          (4.08)            (3.27)        (1.31)           --
                                                        ----------------------------------------------------
Net asset value, end of period ................         $19.56            $23.27        $22.38        $22.32
                                                        ====================================================
Total return(b) ...............................          2.29%            22.54%         6.10%         9.41%
Ratios/supplemental data
Net assets, end of period (000's) .............        $26,429           $20,962       $15,763        $9,665
Ratios to average net assets:
 Expenses .....................................          1.03%(a)           .99%         1.03%         1.03%(a)
 Net investment income ........................          2.15%(a)          1.71%         2.61%         1.97%(a)
Portfolio turnover rate .......................         15.33%            45.34%        43.18%        45.27%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                              COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants 79.4%
    Aerospace & Military Technology 1.7%
    BAE Systems PLC ..................................    United Kingdom       153,055      $   947,659
    Hong Kong Aircraft Engineering Co. Ltd. ..........       Hong Kong         363,200          698,883
    Raytheon Co., A ..................................     United States        21,775          423,252
    Rolls-Royce PLC ..................................    United Kingdom     2,733,657        9,714,729
    Saab AB, B .......................................        Sweden            54,400          458,967
                                                                                            -----------
                                                                                             12,243,490
                                                                                            -----------
    Appliances & Household Durables .1%
    Laox Co. Ltd. ....................................         Japan            70,000          383,725
                                                                                            -----------
    Automobiles 4.7%
    Autoliv Inc. .....................................        Sweden           246,900        5,941,031
    Autoliv Inc., SDR ................................        Sweden           129,000        3,176,833
    Fiat SpA .........................................         Italy           236,170        6,159,834
    Ford Motor Co. ...................................     United States       220,000        9,459,999
    General Motors Corp. .............................     United States        42,700        2,479,269
(a) Visteon Corp. ....................................     United States        28,805          349,264
    Volkswagen AG ....................................        Germany           14,430          557,426
    Volvo AB, B ......................................        Sweden           260,000        5,676,662
                                                                                            -----------
                                                                                             33,800,318
                                                                                            -----------
    Banking 4.8%
    Banca Nazionale Del Lavoro SpA ...................         Italy           225,160          792,087
(a) Bangkok Bank Public Co. Ltd., fgn. ...............       Thailand          193,400          236,665
    Canadian Imperial Bank of Commerce ...............        Canada           140,000        3,840,858
    DNB Holding ASA ..................................        Norway         2,178,900        9,074,819
    Foreningssparbanken AB, A ........................        Sweden           170,700        2,510,580
    Nordic Baltic Holding AB, FDR ....................        Sweden         2,502,060       18,275,465
                                                                                            -----------
                                                                                             34,730,474
                                                                                            -----------
    Broadcasting & Publishing .1%
    Wolters Kluwer NV ................................      Netherlands         25,861          691,616
                                                                                            -----------
    Building Materials & Components
    Gujarat Ambuja Cements Ltd. ......................         India               400            1,746
                                                                                            -----------
    Business & Public Services .2%
(a) Complete Business Solutions Inc. .................     United States        24,060          422,554
(a) Gartner Group Inc., B ............................     United States        46,630          460,471
    HCA-The Healthcare Corp. .........................     United States        13,600          413,100
(a) Humana Inc. ......................................     United States         6,200           30,225
                                                                                            -----------
                                                                                              1,326,350
                                                                                            -----------
    Chemicals 1.5%
    Akzo Nobel NV ....................................      Netherlands        178,695        7,622,337
    BASF AG ..........................................        Germany           17,150          698,665
    DSM NV, Br. ......................................      Netherlands         75,000        2,415,552
                                                                                            -----------
                                                                                             10,736,554
                                                                                            -----------
    Data Processing & Reproduction 2.7%
(a) 3Com Corp. .......................................     United States        14,390          829,224
    Compaq Computer Corp. ............................     United States       420,790       10,756,444
    Fujitsu Ltd. .....................................         Japan           216,000        7,492,274
(a) Palm Inc. ........................................     United States         5,300          176,888
                                                                                            -----------
                                                                                             19,254,830
                                                                                            -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                               COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Electrical & Electronics 5.7%
    Alcatel SA ........................................        France           195,745      $12,890,305
(a) Hyundai Electronics Industries Co. ................      South Korea        438,700        8,655,770
    Koninklijke Philips Electronics NV ................      Netherlands        200,268        9,483,186
    Marconi PLC .......................................    United Kingdom        63,620          826,828
    Motorola Inc. .....................................     United States       153,930        4,473,591
    Sony Corp. ........................................         Japan            51,800        4,846,841
                                                                                             -----------
                                                                                              41,176,521
                                                                                             -----------
    Electronic Components & Instruments 2.4%
    Hewlett-Packard Co. ...............................     United States        63,750        7,960,781
    Williams PLC ......................................    United Kingdom     1,581,900        9,207,814
                                                                                             -----------
                                                                                              17,168,595
                                                                                             -----------
    Energy Sources 4.3%
    Consol Energy .....................................     United States       351,600        5,317,950
    Lasmo PLC .........................................    United Kingdom       197,410          417,640
(a) Ranger Oil Ltd. ...................................        Canada         1,153,490        6,344,195
(a) Renaissance Energy Ltd. ...........................        Canada           549,350        5,320,357
    Repsol SA .........................................         Spain            24,000          479,660
    Shell Transport & Trading Co. PLC .................    United Kingdom     1,525,600       12,921,768
                                                                                             -----------
                                                                                              30,801,570
                                                                                             -----------
    Financial Services 7.3%
    AXA SA ............................................        France           102,651       16,235,435
    CIT Group Inc., A .................................     United States       497,000        8,076,250
    ING Groep NV ......................................      Netherlands        235,686       15,994,947
    Nomura Securities Co. Ltd. ........................         Japan           500,600       12,277,841
    Old Mutual PLC ....................................     South Africa        132,000          290,249
                                                                                             -----------
                                                                                              52,874,722
                                                                                             -----------
    Forest Products & Paper 1.4%
(a) Asia Pulp & Paper Co. Ltd., ADR ...................       Indonesia         454,800        2,302,425
    Assidoman AB ......................................        Sweden            90,000        1,287,767
    Assidoman AB, 144A ................................        Sweden            27,000          386,330
    Stora Enso OYJ, R .................................        Finland          706,300        6,465,593
                                                                                             -----------
                                                                                              10,442,115
                                                                                             -----------
    Health & Personal Care 8.4%
    Aventis SA ........................................        France           219,340       16,073,524
(a) CellTech Group PLC ................................    United Kingdom       733,609       14,126,446
    Mayne Nickless Ltd., A ............................       Australia       1,730,400        3,563,529
    Merck KGAA ........................................        Germany           14,700          450,903
    Mylan Laboratories Inc. ...........................     United States        14,460          263,895
    Ono Pharmaceutical Co Ltd. ........................         Japan           247,000       10,621,899
    Teva Pharmaceutical Industries Ltd., ADR ..........        Israel           281,700       15,616,744
                                                                                             -----------
                                                                                              60,716,940
                                                                                             -----------
    Industrial Components .2%
    Goodyear Tire & Rubber Co. ........................     United States         3,600           72,000
(a) Madeco Manufacturera de Cobre SA, ADR .............         Chile           162,500        1,239,063
                                                                                             -----------
                                                                                               1,311,063
                                                                                             -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                       SHARES/
                                                                      COUNTRY         WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Insurance 4.0%
    Ace Ltd. .................................................        Bermuda            25,200     $   705,600
    Aetna Inc. ...............................................     United States         23,890       1,533,439
    Allstate Corp. ...........................................     United States         80,000       1,780,000
    Partnerre Ltd. ...........................................        Bermuda            17,500         620,156
    ReliaStar Financial Corp. ................................     United States         18,310         960,131
    Scor .....................................................        France              9,470         414,024
    Torchmark Corp. ..........................................     United States         90,000       2,221,875
    Unumprovident Corp. ......................................     United States         18,530         371,758
    XL Capital Ltd., A .......................................        Bermuda           179,400       9,710,025
    Zurich Allied AG .........................................      Switzerland          21,200      10,508,087
                                                                                                    -----------
                                                                                                     28,825,095
                                                                                                    -----------
    Leisure & Tourism
    Mandarin Oriental International Ltd. .....................       Hong Kong          524,000         348,460
                                                                                                    -----------
    Machinery & Engineering 1.6%
    Invensys PLC .............................................    United Kingdom        189,439         709,783
    Kurita Water Industries Ltd. .............................         Japan            432,000       9,533,765
    Makita Corp. .............................................         Japan             59,000         563,764
    Mckechnie Group PLC ......................................    United Kingdom        101,800         567,893
                                                                                                    -----------
                                                                                                     11,375,205
                                                                                                    -----------
    Merchandising 2.9%
    Best Denki Co. Ltd. ......................................         Japan            777,000       5,353,556
    J.C. Penney Co. Inc. .....................................     United States          8,800         162,250
    J.Sainsbury PLC ..........................................    United Kingdom      1,670,700       7,562,246
    Marks & Spencer PLC ......................................    United Kingdom      1,339,010       4,692,626
    Sears, Roebuck & Co. .....................................     United States         42,000       1,370,250
    Storehouse ...............................................    United Kingdom      3,079,116       2,027,666
                                                                                                    -----------
                                                                                                     21,168,594
                                                                                                    -----------
    Metals & Mining 2.9%
    Anglogold Ltd., ADR ......................................     South Africa         229,700       4,723,206
    Barrick Gold Corp. .......................................        Canada            419,390       7,571,494
    Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         16,300,000         511,227
    Corus Group PLC ..........................................    United Kingdom      3,943,000       5,745,247
    Industrias Penoles SA ....................................        Mexico            168,200         271,690
(a) Kinross Gold Corp. .......................................        Canada          1,727,800       1,539,243
    Pohang Iron & Steel Co. Ltd. .............................      South Korea           4,450         386,982
                                                                                                    -----------
                                                                                                     20,749,089
                                                                                                    -----------
    Multi-Industry 3.5%
    Alfa SA de CV, A .........................................        Mexico          1,277,251       2,919,505
    Broken Hill Proprietary Co. Ltd. .........................       Australia           53,794         637,882
    Cheung Kong Holdings Ltd. ................................       Hong Kong          652,500       7,219,494
    Hanson PLC ...............................................    United Kingdom         96,900         683,582
    Hutchison Whampoa Ltd. ...................................       Hong Kong           38,500         484,010
    Swire Pacific Ltd., A ....................................       Hong Kong        2,200,000      12,869,293
    Swire Pacific Ltd., B ....................................       Hong Kong          945,000         769,791
                                                                                                    -----------
                                                                                                     25,583,557
                                                                                                    -----------
    Real Estate .1%
(a) Hon Kwok Land Investment Co. Ltd. ........................       Hong Kong        1,226,456          62,146
(a) Hon Kwok Land Investment Co Ltd, wts., 10/28/00 ..........       Hong Kong          245,291             535
    New World Development Co. Ltd. ...........................       Hong Kong          303,543         338,771
                                                                                                    -----------
                                                                                                        401,452
                                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                             COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Recreation & Other Consumer Goods .7%
    Mattel Inc. .....................................................     United States       377,100      $  4,973,006
    Yue Yuen Industrial Holdings Ltd. ...............................       Hong Kong             140               311
                                                                                                           ------------
                                                                                                              4,973,317
                                                                                                           ------------
    Telecommunications 11.3%
    AT&T Corp. ......................................................     United States       193,620         6,123,233
    Nippon Telegraph & Telephone Corp. ..............................         Japan             1,046        13,939,417
    Nippon Telegraph & Telephone Corp., ADR .........................         Japan             5,680           388,370
    PT Indosat, ADR .................................................       Indonesia         370,800         4,217,850
    SBC Communications Inc. .........................................     United States       318,400        13,770,800
    Telecom Argentina Stet-France SA (Teco), B, ADR .................       Argentina           4,000           110,000
    Telecom Corp. of New Zealand Ltd. ...............................      New Zealand      2,562,970         8,988,559
    Telecom Italia SpA, di Risp .....................................         Italy         1,200,000         7,974,771
    Telefonica de Argentina SA, ADR .................................       Argentina         350,620        11,132,185
    Telefonica del Peru SA, ADR .....................................         Peru            225,400         2,563,925
    Telefonos de Mexico SA (Telmex), L, ADR .........................        Mexico           212,758        12,153,801
                                                                                                           ------------
                                                                                                             81,362,911
                                                                                                           ------------
    Textiles & Apparel .1%
    Adidas-Salomon AG ...............................................        Germany            6,510           359,434
(a) Fruit of the Loom Ltd. ..........................................     United States       160,000            43,200
                                                                                                           ------------
                                                                                                                402,634
                                                                                                           ------------
    Transportation 2.4%
    British Airways PLC .............................................    United Kingdom     1,925,900        11,071,658
(a) Fritz Cos. Inc. .................................................     United States        90,300           931,219
    Gesco Corp. Ltd. ................................................         India               522               117
    Great Eastern Shipping Co. Ltd. .................................         India             2,552               885
    Peninsular & Oriental Steam Navigation Co. ......................    United Kingdom       580,000         4,943,307
    Seino Transportation Co. Ltd. ...................................         Japan           115,000           580,407
                                                                                                           ------------
                                                                                                             17,527,593
                                                                                                           ------------
    Utilities Electrical & Gas 4.4%
    E.On AG .........................................................        Germany          173,800         8,413,117
    Endesa SA .......................................................         Spain           122,000         2,372,781
    Endesa SA, ADR ..................................................         Spain            88,000         1,716,000
    Gener SA, ADR ...................................................         Chile           287,050         4,216,047
    Hong Kong Electric Holdings Ltd. ................................       Hong Kong       2,131,500         6,863,193
    Iberdrola SA, Br. ...............................................         Spain            85,000         1,099,939
    Korea Electric Power Corp. ......................................      South Korea        215,280         6,680,288
                                                                                                           ------------
                                                                                                             31,361,365
                                                                                                           ------------
    Total Common Stocks and Warrants (Cost $480,201,840).............                                       571,739,901
                                                                                                           ------------
    Preferred Stocks 2.6%
(a) Empresa Nacional de Comercio Redito Participacoe, pfd. ..........        Brazil           275,000               610
    Petroleo Brasileiro SA, pfd. ....................................        Brazil           360,000        10,875,831
    Telecomunicacoes de Sao Paulo SA, ADR, pfd. .....................        Brazil           121,810         2,253,485
    Vale do Rio Doce, A, ADR, pfd. ..................................        Brazil           196,500         5,551,125
                                                                                                           ------------
    Total Preferred Stocks (Cost $15,523,211)........................                                        18,681,051
                                                                                                           ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                   PRINCIPAL
                                                                                COUNTRY              AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------------
    Bonds 13.3%
    Bonos y Oblig del Estado, 3.25%, 1/31/05 .............................       Spain            2,174,000 EUR    $ 1,915,618
    Buoni Poliennali del Tesoro:
    10.50%, 7/15/00 ......................................................       Italy              581,013 EUR        556,876
    7.75%, 11/01/06 ......................................................       Italy            9,208,191 EUR      9,898,955
(b) Essar Steel Ltd., Reg. S, FRN, 7.635%, 7/20/99 .......................       India                  445,000        224,725
    Federal Republic of Germany:
    3.25%, 2/17/04 .......................................................      Germany           2,837,000 EUR      2,563,046
    4.50%, 7/04/09 .......................................................      Germany           4,919,000 EUR      4,475,119
    General Motors Acceptance Corp., 5.50%, 2/02/05 ......................   United States        4,888,000          4,597,083
    Government of Brazil:
    14.50%, 10/15/09 .....................................................       Brazil           2,970,000          3,176,415
    12.25%, 3/06/30 ......................................................       Brazil           2,000,000          1,840,000
    Government of Canada:
    8.75%, 12/01/05 ......................................................       Canada             612,000 CAD        465,028
    7.00%, 12/01/06 ......................................................       Canada             843,000 CAD        599,897
    6.00%, 6/01/08 .......................................................       Canada           2,812,000 CAD      1,907,822
    Government of France, 3.50%, 7/12/04 .................................       France           2,437,000 EUR      2,203,074
    Government of Netherlands, 5.75%, 2/15/07 ............................    Netherlands         3,484,000 EUR      3,422,752
    Government of New Zealand, 7.00%, 7/15/09 ............................    New Zealand         3,914,000 NZD      1,872,156
    Government of Spain, 7.35%, 3/31/07 ..................................       Spain            3,201,000 EUR      3,384,977
    International Bank for Reconstruction & Development, 5.25%, 3/20/02 ..       Japan          381,700,000 JPY      3,913,503
    Kingdom of Belgium, 7.75%, 10/15/04 ..................................      Belgium           2,574,000 EUR      2,694,676
    Kingdom of Denmark:
    7.00%, 12/15/04 ......................................................      Denmark          20,285,000 DKK      2,729,159
    5.00%, 8/15/05 .......................................................      Denmark          15,411,000 DKK      1,918,058
    Kingdom of Sweden, 6.00%, 2/09/05 ....................................       Sweden           7,200,000 SEK        843,983
    New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 .................     Australia          2,200,000 AUD      1,353,602
    Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..............       Mexico              62,039             48,080
    Queensland Treasury Corp., 6.50%, 6/14/05 ............................     Australia            889,000 AUD        537,662
    Republic of Argentina:
    11.375%, 3/15/10 .....................................................     Argentina          1,930,000          1,763,538
    11.75%, 6/15/15 ......................................................     Argentina          1,700,000          1,541,475
    Republic of Ecuador, 144A, 11.25%, 4/25/02 ...........................      Ecuador             185,000             66,600
    Republic of Panama, 8.875%, 9/30/27 ..................................       Panama             960,000            812,400
    Republic of Peru, FRN, 4.50%, 3/07/17 ................................        Peru            1,560,000          1,046,183
    Republic of Turkey, 12.375%, 6/15/09 .................................       Turkey           1,165,000          1,237,813
    Republic of Venezuela:
    144A, 9.125%, 6/18/07 ................................................     Venezuela          1,640,000          1,303,800
    Reg S, 9.125%, 6/18/07 ...............................................     Venezuela            600,000            477,000
    9.25%, 9/15/27 .......................................................     Venezuela          1,760,000          1,160,500
    SEI Holdings IX Inc., 144A, 11.00%, 11/30/00 .........................Trinidad and Tobago       170,000            170,000
    U.S. Treasury Bond, 5.25%, 11/15/28 ..................................   United States        1,065,000            942,858
    U.S. Treasury Note:
    4.50%, 1/31/01 .......................................................   United States        1,400,000          1,384,688
    6.375%, 6/30/02 ......................................................   United States        5,000,000          5,003,125
    5.875%, 11/15/04 .....................................................   United States        3,300,000          3,251,533
    6.75%, 5/15/05 .......................................................   United States        5,000,000          5,118,750
    6.50%, 2/15/10 .......................................................   United States        3,300,000          3,413,438
    United Kingdom:
    6.50%, 12/07/03 ......................................................   United Kingdom         150,000 GBP        231,391
    7.50%, 12/07/06 ......................................................   United Kingdom       3,885,000 GBP      6,477,059
    United Mexican States, 11.50%, 5/15/26 ...............................       Mexico           2,895,000          3,477,620
                                                                                                                   -----------
    Total Bonds (Cost $103,215,362).......................................                                          96,022,037
                                                                                                                   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                PRINCIPAL
                                                                               COUNTRY           AMOUNT*            VALUE
------------------------------------------------------------------------------------------------------------------------------
Short Term Investments 5.6%
Deutsche Bank AG, 6.875%, 7/03/00, Time Deposit ........................    United States     $14,000,000       $ 14,000,000
Dresdner Bank AG, 7.00%, 7/03/00, Time Deposit .........................    United States       5,700,000          5,700,000
U.S. Treasury Bills, 5.65% - 5.66% with maturities to 9/07/00 ..........    United States      20,900,000         20,683,518
                                                                                                                ------------
Total Short Term Investments (Cost $40,373,437).........................                                          40,383,518
                                                                                                                ------------
Total Investments (Cost $639,313,850) 100.9%............................                                         726,826,507
Net Equity in Forward Contracts ........................................                                             (15,969)
Other Assets, less Liabilities (.9%) ...................................                                          (6,744,520)
                                                                                                                ------------
Total Net Assets 100.0% ................................................                                        $720,066,018
                                                                                                                ============

Currency Abbreviations:

AUD- Australian Dollar
CAD- Canadian Dollar
DKK- Danish Krone
EUR- European Unit
GBP- British Pound
JPY- Japanese Yen
NZD- New Zealand Dollar
SEK- Swedish Krona

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing
(b)Represents bond in default.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost .......................................................    $639,313,850
                                                                  ============
  Value ......................................................     726,826,507
 Receivables:
  Investment securities sold .................................       1,415,821
  Capital shares sold ........................................          26,987
  Dividends and interest .....................................       4,004,917
 Unrealized gain on forward exchange contracts (Note 6) ......           5,319
                                                                  ------------
    Total assets .............................................     732,279,551
                                                                  ------------
Liabilities:
 Payables:
  Investment securities purchased ............................      10,647,921
  Capital shares redeemed ....................................         881,320
  Affiliates .................................................         449,161
 Funds advanced by custodian .................................          60,631
 Unrealized loss on forward exchange contracts (Note 6) ......          21,288
 Other liabilities ...........................................         153,212
                                                                  ------------
    Total liabilities ........................................      12,213,533
                                                                  ------------
     Net assets, at value ....................................    $720,066,018
                                                                  ============
Net assets consist of:
 Undistributed net investment income .........................    $  4,020,090
 Net unrealized appreciation .................................      87,470,832
 Accumulated net realized gain ...............................      25,487,630
 Capital shares ..............................................     603,087,466
                                                                  ------------
     Net assets, at value ....................................    $720,066,018
                                                                  ============
Class 1:
 Net assets, at value ........................................    $693,636,741
                                                                  ============
 Shares outstanding ..........................................      35,338,815
                                                                  ============
 Net asset value and offering price per share ................    $      19.63
                                                                  ============
Class 2:
 Net assets, at value ........................................    $ 26,429,277
                                                                  ============
 Shares outstanding ..........................................       1,350,905
                                                                  ============
 Net asset value and offering price per share ................    $      19.56
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $1,021,939)
 Dividends ................................................................    $   7,802,649
 Interest .................................................................        2,985,587
                                                                               -------------
   Total investment income ................................................       10,788,236
                                                                               -------------
Expenses:
 Management fees (Note 3) .................................................        2,068,757
 Administrative fees (Note 3) .............................................          375,777
 Distribution fees - Class 2 (Note 3) .....................................           28,795
 Custodian fees ...........................................................           95,387
 Reports to shareholders ..................................................           82,550
 Professional fees (Note 3) ...............................................           43,852
 Trustees' fees and expenses ..............................................            4,123
 Other ....................................................................            1,673
                                                                               -------------
   Total expenses .........................................................        2,700,914
                                                                               -------------
    Net investment income .................................................        8,087,322
                                                                               -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments ............................................................       43,217,208
   Foreign currency transactions ..........................................         (403,742)
                                                                               -------------
    Net realized gain .....................................................       42,813,466
 Net unrealized appreciation (depreciation) on:
   Investments ............................................................      (33,315,088)
   Translation of assets and liabilities denominated in foreign currencies           121,166
                                                                               -------------
    Net unrealized depreciation ...........................................      (33,193,922)
                                                                               -------------
Net realized and unrealized gain ..........................................        9,619,544
                                                                               -------------
Net increase in net assets resulting from operations ......................    $  17,706,866
                                                                               =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $    8,087,322     $  13,810,413
   Net realized gain from investments and foreign currency transactions ..................       42,813,466        88,790,440
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ....................................      (33,193,922)       36,425,123
                                                                                             --------------------------------
    Net increase in net assets resulting from operations .................................       17,706,866       139,025,976
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................      (15,153,507)      (14,822,362)
    Class 2 ..............................................................................         (472,676)         (310,147)
   Net realized gains:
    Class 1 ..............................................................................     (104,057,396)      (82,476,906)
    Class 2 ..............................................................................       (3,633,708)       (1,907,029)
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................     (123,317,287)      (99,516,444)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................      124,215,964       (58,852,355)
    Class 2 ..............................................................................        8,949,637         3,928,278
                                                                                             --------------------------------
 Total capital share transactions ........................................................      133,165,601       (54,924,077)
    Net increase (decrease) in net assets ................................................       27,555,180       (15,414,545)
Net assets:
 Beginning of period .....................................................................      692,510,838       707,925,383
                                                                                             --------------------------------
 End of period ...........................................................................   $  720,066,018     $ 692,510,838
                                                                                             ================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $    4,020,090     $  11,558,951
                                                                                             ================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Asset Strategy Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments.

Effective May 1, 2000, the name of the Templeton Asset Allocation Fund changed to Templeton Asset Strategy Fund, as a result of fund mergers, as discussed in
Note 7. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Income Taxes

No provisions has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

g. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2 . Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                            Six Months Ended                    Year Ended
                                                             June 30, 2000                   December 31, 1999
                                                    ------------------------------------------------------------------
                                                         Shares          Amount           Shares           Amount
Class 1 Shares:                                     ------------------------------------------------------------------
Shares sold .......................................       303,121    $   6,028,866         240,379    $    5,144,326
Shares issued on merger (Note 7) ..................     2,830,073       53,573,397              --                --
Shares issued on reinvestment of distributions ....     6,151,475      119,210,903       5,305,304        97,299,268
Shares redeemed ...................................    (2,681,179)     (54,597,202)     (7,631,687)     (161,295,949)
                                                       -------------------------------------------------------------
Net increase (decrease) ...........................     6,603,490    $ 124,215,964      (2,086,004)   $  (58,852,355)
                                                       =============================================================
Class 2 Shares:
Shares sold .......................................       340,652    $   6,899,314         279,540    $    5,948,034
Shares issued on merger (Note 7) ..................         2,893           54,613              --                --
Shares issued on reinvestment of distributions ....       212,594        4,106,384         121,157         2,217,176
Shares redeemed ...................................      (105,859)      (2,110,674)       (204,412)       (4,236,932)
                                                       -------------------------------------------------------------
Net increase ......................................       450,280    $   8,949,637         196,285    $    3,928,278
                                                       =============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Templeton Investment Counsel, Inc. (TICI)                        Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays administrative fees to FT Services based on the average net assets as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .65%          First $200 million
               .585%         Over $200 million, up to and including $1.3 billion
               .52%          Over $1.3 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $12,633 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the fund had tax basis capital losses of $867,232, which will expire on 2007. Such losses may be carried over to offset future capital gains.

At December 31, 1999, the Fund had $989,065 deferred capital and currency losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and merger related expenses.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $639,317,113 was as follows:

  Unrealized appreciation .............  $ 164,422,807
  Unrealized depreciation .............    (76,913,413)
                                         -------------
  Net unrealized appreciation .........  $  87,509,394
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $100,889,433 and $175,799,656, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates, and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 2000, the Fund had outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                             In                                 Unrealized
                   Contracts to Sell:                                   Exchange For   Settlement Date          Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
 38,100,000        Japanese Yen                                   U.S.   $  367,052       7/26/00         U.S.   $   5,319
                                                                                                                 ---------
                   Contracts to Sell:
---------------------------------------------------------------
241,795,000        Japanese Yen                                   U.S.   $2,287,559       7/19/00         U.S.   $  (4,947)
                                                                                                                 ---------
 Net unrealized loss on offsetting forward exchange contracts                                                      (16,341)
                                                                                                                 ---------
  Unrealized loss on forward exchange contracts                                                                    (21,288)
                                                                                                                 ---------
   Net unrealized loss on forward exchange contracts                                                      U.S.   $ (15,969)
                                                                                                                 ---------

7. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products (FTVIPT) - Templeton Asset Strategy Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Asset Allocation Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton Asset Strategy Fund reflect the financial statements of TVP - Templeton Asset Allocation Fund. Immediately preceding the merger, FTVIPT - Templeton Asset Strategy Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6062 existing Class 1 share and one new Class 2 share for each .6066 existing Class 2 share. As a result, the FTVIPT - Templeton Asset Strategy Fund net asset value per share was $18.93 for Class 1 and $18.88 for Class 2 on May 1, 2000. TVP - Templeton Asset Allocation Fund's shareholders contributed net assets having an aggregate value of $653,548,460 (including $91,802,754 of unrealized appreciation) in exchange for 2,830,073 Class 1 shares and 2,893 Class 2 shares (post-split) of the FTVIPT - Tempelton Asset Strategy Fund. Immediately prior to the merger, FTVIPT - Templeton Asset Strategy Fund had net assets of $53,628,010 (including unrealized depreciation of $347,919). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Asset Strategy Fund were $707,176,470.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 29, 1999.

                                Class 1                      Class 2
                     ----------------------------------------------------------
                      Foreign Tax      Foreign      Foreign Tax      Foreign
                          Paid      Source Income       Paid      Source Income
Country                Per Share      Per Share      Per Share      Per Share
-------------------------------------------------------------------------------
Argentina ..........     0.0000         0.0019         0.0000         0.0019
Australia ..........     0.0006         0.0188         0.0006         0.0178
Bermuda ............     0.0000         0.0040         0.0000         0.0037
Brazil .............     0.0040         0.0221         0.0040         0.0210
Canada .............     0.0002         0.0011         0.0002         0.0011
Chile ..............     0.0004         0.0014         0.0004         0.0014
China ..............     0.0000         0.0005         0.0000         0.0005
Finland ............     0.0001         0.0006         0.0001         0.0006
France .............     0.0027         0.0145         0.0027         0.0138
Germany ............     0.0001         0.0022         0.0001         0.0022
Hong Kong ..........     0.0000         0.0233         0.0000         0.0221
Hungary ............     0.0003         0.0007         0.0003         0.0007
India ..............     0.0000         0.0007         0.0000         0.0007
Italy ..............     0.0003         0.0017         0.0003         0.0017
Japan ..............     0.0009         0.0046         0.0009         0.0043
Mexico .............     0.0004         0.0039         0.0004         0.0036
Netherlands ........     0.0010         0.0144         0.0010         0.0137
New Zealand ........     0.0002         0.0009         0.0002         0.0009
Norway .............     0.0011         0.0061         0.0011         0.0059
Peru ...............     0.0000         0.0001         0.0000         0.0001
Singapore ..........     0.0006         0.0033         0.0006         0.0031
South Korea ........     0.0009         0.0043         0.0009         0.0040
Sweden .............     0.0019         0.0102         0.0019         0.0098
Switzerland ........     0.0005         0.0019         0.0005         0.0019
Turkey .............     0.0000         0.0001         0.0000         0.0001
United Kingdom .....     0.0068         0.0520         0.0068         0.0494
                     ----------------------------------------------------------
TOTAL ..............    $0.0230        $0.1953        $0.0230        $0.1860
                     ==========================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                 FRANKLIN HIGH INCOME FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The
Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund may also invest a small portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
The first half of 2000 proved to be a difficult environment for fixed income assets, including high yield bonds. Fears of rising inflation helped to prompt the Federal Reserve Board to make a series of interest rate increases, which, coupled with uncertainty over the future path of inflation, contributed to significant financial market volatility. This combination seemed to have a negative affect on the high yield market, and the benchmark CS First Boston Global High Yield index returned -0.79% during the six months under review.(1)

Within this environment, we continued to emphasize growth-oriented sectors that we feel should benefit from overall economic strength and favorable industry-specific dynamics. During the period, we increased our wireless communications and telecommunications sector allocations.

In the wireless communications sector, which outperformed the benchmark index for the period, we favored companies with, in our view, strong market positions, funded business plans and experienced management teams. The sector's solid performers included VoiceStream Wireless and Nextel Communications. We sought to take advantage of the paging sector's apparent strength by eliminating our position in Arch Communications, and we maintained our holding in Metrocall. Finally, we initiated a position during the period in Crown Castle, a leading operator of communications towers. In the telecommunications sector, which we continued to favor due to the ongoing global telecommunications boom, notable performers included Intelcom and Intermedia, both of which provide Internet infrastructure services.

During the reporting period, the Fund's exposure to most other sectors did not vary materially. A reduction in the transportation sector's allocation represented the Fund's most significant change during the period, as we began to trim our holdings in cyclical industries based on our expectation of an eventual economic slowdown.

(1) Source: Standard and Poor's Micropal (Credit Suisse First Boston). The unmanaged index is constructed to mirror the high yield debt market and includes reinvested interest.

   Sector Breakdown
   Franklin High Income Fund
   6/30/00

                                 % of Total
   Sector                         Net Assets
   -----------------------------------------
   Telecommunications             31.7%

   Consumer Services              24.4%

   Process Industries              6.5%

   Industrial Services             4.9%

   Transportation                  3.7%

   Energy Minerals                 3.5%

   Electronic Technology           2.7%

   Commercial Services             2.5%

   Finance                         2.5%

   Technology Services             2.5%

   Consumer Non-Durables           2.4%

   Producer Manufacturing          2.3%

   Consumer Durables               1.9%

   Retail Trade                    1.4%

   Health Services                 1.0%

   Utilities                       0.6%

   Short-Term Investments &
   Other Net Assets                5.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Looking forward, our outlook for the domestic economy remains positive, despite recent market volatility. Although we expect slower economic expansion, we think that continued macroeconomic growth should enable corporate fundamentals to remain healthy. On a valuation basis, the high yield market continues to be attractive, as yield spreads relative to Treasury securities remain higher than historical norms. This combination of apparently solid corporate fundamentals and attractive yields leads us to feel comfortable about the high yield market's future.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin High Income Fund - Class 2 delivered a -2.01% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin High Income Fund - Class 2*
 Periods ended 6/30/00
                                                                              Since      Since Class 2
                                                                            Inception      Inception
                                      1-Year        5-Year       10-Year    (1/24/89)       (1/6/99)
 ------------------------------------------------------------------------------------------------------
 Average Annual Total Return          -3.46%        +5.75%        +8.86%       +7.85%        -2.01%
 Cumulative Total Return              -3.46%       +32.25%      +133.74%     +137.28%        -2.95%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Franklin High Income
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                 FRANKLIN STRATEGIC INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Strategic Income Securities Fund seeks to earn a high level of current income, with long-term capital appreciation as a secondary goal. The Fund invests primarily in U.S. and foreign debt securities, including lower-rated "junk bonds," government securities, mortgage and other asset-backed securities, convertible securities and preferred stock.
--------------------------------------------------------------------------------
During the six months under review, the broad fixed income markets provided varied results, as rising equity market volatility seemed to somewhat offset the benefit from a modest decline in long-term interest rates. In an apparent effort to contain domestic inflationary pressures, the Federal Reserve Board (the Fed) increased its federal funds target rate 100 basis points (1.0%) to 6.5% during the first half of 2000. Although domestic pricing levels, led by an energy cost increase, did show signs of upward pressure during the first quarter of the year, both wholesale (Producer Price Index) and retail (Consumer Price Index) inflation measures appeared to ease during the second quarter. Partly due to this moderation, as well as increasing sentiment that the Fed's tightening bias may be approaching its end, domestic interest rates declined during the period, and the 10-year Treasury note's yield fell from 6.4% at the beginning of the period to 6.0% at the end.

In the first half of 2000, we tried to take advantage of relative value opportunities within the fixed income universe, given our flexibility to invest across six primary asset classes -- high yield corporate bonds, international developed-market bonds, emerging market debt securities, U.S. government bonds, mortgage and other asset-backed securities, and convertible securities. In particular, the Fund benefited during the period from its relatively heavy emerging market fixed income sector weighting, which provided one of the strongest fixed income asset class returns during the period. Our decision to maintain relatively modest exposure to the international developed country bond market also proved timely, as the U.S. dollar's general strength appeared to constrain returns from that sector.

Going forward, we continue to favor more growth-oriented sectors, such as high yield corporate bonds and emerging market debt securities, over interest-rate sensitive sectors, which we believe is appropriate given relative valuation levels at the end of the period. In our opinion, this sector positioning could lead to superior returns for our shareholders over the longer term, which is our daily focus as we manage the Fund.

This pie bar chart shows the portfolio breakdown based on the percentage of total net assets on 6/30/00 for Franklin Strategic Income Securities Fund.

High Yield Corporate Bonds/Preferred Stock           37.2%
Emerging Market Bonds                                19.6%
Mortgage Securities                                  11.1%
International Bonds                                   9.3%
Convertible Securities                                7.5%
U.S. Government Bonds                                 4.8%
Short-Term Investments & Other Net Assets            10.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          FSI-1

High Yield Corporate Bonds

During the past six months, unfavorable technical trading factors seemed to pressure pricing levels in the high yield corporate bond market. In particular, asset outflows from dedicated high yield mutual funds during much of the period helped push this sector's yield spread over Treasuries to levels not seen since the capital markets' "flight to quality" in the fall of 1998. Fundamentally, the intermediate-term outlook for a probably sound domestic economy can bode well for many high yield issuers' credit quality and should help to moderate the increase in default rates experienced during 1999. Given, in our view, a generally sanguine fundamental outlook combined with the relatively wide yield spreads over Treasuries that this sector offered, we increased the Fund's exposure to high yield corporate bonds during the period, and such bonds remained the Fund's largest sector holding at period-end.

We remained focused on companies operating in the communications sector, given, in our opinion, their favorable long-term growth prospects, improving credit profiles, less cyclical nature, and their ongoing trend toward consolidation. During the period, we initiated a position in Spectrasite, an owner and operator of wireless communications towers, which we think should benefit from growing demand for transmission towers fueled by rapid wireless communication penetration increases in the U.S. Our holding in VoiceStream Wireless, a provider of wireless personal communications services, benefited from the seemingly bullish outlook for wireless communications growth, as well as the potential for that sector's credit-enhancing merger and acquisition activity. Rising energy prices helped to buoy our energy holdings; in particular, our position in Chesapeake Energy, a developer of natural gas properties, was a beneficiary of natural gas prices' significant increase during the period.

Emerging Market Debt Securities

An apparently more sanguine fundamental outlook for many developing countries drove the emerging market bond sector higher during the period, providing one of the strongest total return performances across the fixed income asset classes. Emerging market sovereign bonds represented our second-largest sector weighting at period-end, reflecting what we consider to be the improving fiscal and monetary outlooks for many developing countries and the still-attractive yield spreads over Treasuries available in this market.

FSI-2

Throughout the period, Latin America was our top region within this sector's holdings. Our largest position there at the beginning of the period, Mexico, benefited from Moody's upgrade of that country's sovereign debt to an investment-grade rating (Baa3). We sought to take advantage of appreciation in Mexican bonds by moderately reducing our exposure there, while increasing our weighting in other core Latin American countries, including Brazil. We also initiated positions in Peru, Turkey and the Philippines during the period because of attractive yields available in these markets and what we found to be these countries' improving fundamental outlooks.

Developed Country International Bonds

The U.S. dollar's strength for much of the reporting period seemed to negatively impact returns from our international developed country bonds. However, we maintained a fairly moderate exposure to this sector because we believe its total return potential, absent major currency moves, remains rather constrained compared to other fixed income sectors due to the low nominal yields being offered in many developed country international fixed income markets. In terms of currency exposure, the Fund's positions were generally unhedged at period-end, which allowed the Fund to benefit from the dollar's relative weakness during the latter part of the reporting period. Our two largest allocations in the Euro-bloc sector remained Germany and Italy. During the period, we reduced our exposure to Sweden and initiated positions in the U.K., Denmark, Belgium and the Netherlands, based upon relative valuation. We added a Canadian position to our existing dollar-bloc country holdings in Australia and New Zealand.

Convertible Securities

In addition to experiencing a relatively high degree of volatility during the period, both the broad-based S&P 500(R) Index and the technology-heavy Nasdaq Composite Index posted negative total return results for the six months under review.(1) We maintained a moderately underweighted exposure to the convertible securities market during the period, since we felt that many companies were at fairly high valuation

(1) The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange. The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the index. The index is market-weighted and includes over 5,000 companies (as of 4/30/00).



                                                                          FSI-3
levels. However, given our expectations for a healthy domestic economy in the second half of 2000 and positive earnings growth for the corporate sector, we may look at future dips in the equity markets to add attractive names at what we consider to be more reasonable prices.

During the period, we initiated a convertible position in Level 3 Communications, which is constructing a national telecommunications network, and we found an opportunity to purchase the position during a period of telecommunications sector volatility. This sector's equity valuation subsequently stabilized and the Fund experienced a meaningful gain on its investment by the end of the period. The spike in energy prices also helped propel higher the value of our position in the Kerr-McGee preferred stock (convertible to Devon Energy common stock). We took advantage of this gain by selling a portion of that holding for a profit.

U.S. Government Securities

We maintained an underweighted exposure to the U.S. government securities sector during the six months under review. Although the possibility of a more neutral future position from the Fed may help to stabilize interest rates over the near to intermediate term, we believe this sector's total return potential remains relatively limited compared to other fixed income alternatives. Consequently, the Fund's exposure remained generally low at period-end. Within the government bond sector, we favored U.S. agency issues, as concerns over the potential loss of these agencies' quasi-government status apparently contributed to yield spread levels over Treasuries rising toward historically wide levels.

U.S. Mortgage and Other Asset-Backed Securities

We continued to overweight our mortgage and other asset-backed securities relative to the Fund's U.S. government exposure given the attractive yield spreads over Treasuries available in this market. During the period, we initiated positions in two asset-backed securities (a commercial mortgage-backed and a manufactured housing security) that offered attractive yields, in our opinion, given the credit quality of the pool of assets that supports these securities.

FSI-4

Future Outlook

We expect the domestic economy to post moderate gains throughout calendar 2000, following the 4.8% annualized growth rate set in the first quarter of 2000. Although we had some concerns about the jumps in inflationary pressures that occurred early in the year, the Fed's interest rate increases appear to have provided some relief. Recent indications point toward healthy economic growth and manageable inflationary pressure through the remainder of 2000.

Internationally, we believe the euro's adoption, combined with deregulatory trends, may sustain Europe's economic growth, while much of the developing world may continue to benefit from financial market stabilization and improving fiscal accounts. Against this backdrop, we ended the period with an underweighted exposure to the Fund's more interest-rate sensitive sectors, considering the relatively low nominal yields in these markets and what we believed was the more limited intermediate-term total return potential. The Fund was most heavily weighted in the fixed income market's more growth-oriented sectors, namely high yield corporate bonds and emerging market debt securities. This approach reflected our view of these sectors' yields as attractive, as well as the likely favorable fundamental credit outlooks for these issuers. As always, we will continue to look for opportunities to enhance the Fund's long-term returns, while seeking to reduce overall volatility by actively managing its sector and security allocations.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                          FSI-5

Franklin Strategic Income
Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin Strategic Income Securities Fund - Class 1 delivered a +1.44% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. The manager and administrator had agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that Total Fund Operating Expenses do not exceed 0.75% of the Fund's Class 1 net assets through 2000. Had they not taken this action, the Fund's total return would have been lower. After December 31, 2001, the manager and administrator may end this arrangement at any time.

 Franklin Strategic Income Securities Fund - Class 1
 Periods ended 6/30/00

                                              Since
                                           Inception
                                  1-Year   (7/1/99)
 ----------------------------------------------------
 Average Annual Total Return     +4.09%      +4.09%
 Cumulative Total Return         +4.09%      +4.09%

              Past performance does not guarantee future results.

FSI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights

                                                                   Six Months Ended
                                                                    June 30, 2000          Year Ended
                                                                     (unaudited)       December 31, 1999(e)
                                                                  -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................         $9.96               $10.00
                                                                       ---------------------------
Income from investment operations:
 Net investment income(a)......................................           .40                  .38
 Net realized and unrealized losses ...........................          (.26)                (.12)
                                                                       ---------------------------
Total from investment operations ..............................           .14                  .26
                                                                       ---------------------------
Less distributions from net investment income .................            --(c)              (.30)
                                                                       ---------------------------
Net asset value, end of period ................................        $10.10               $ 9.96
                                                                       ===========================
Total return(b)................................................         1.44%                2.61%

Ratios/supplemental data
Net assets, end of period (000's) .............................        $7,344               $4,741
Ratios to average net assets:
 Expenses .....................................................          .75%(d)              .75%(d)
 Expenses, excluding waiver and payments by affiliate .........         1.08%(d)             1.46%(d)
 Net investment income ........................................         8.17%(d)             7.52%(d)
Portfolio turnover rate .......................................        10.02%                9.96%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Includes distribution of net investment income in the amount of $.004.
(d)Annualized
(e)For the period July 1, 1999 (effective date) to December 31, 1999.

                      See notes to financial statements.

                                                                          FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                                              COUNTRY        SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
    Preferred Stocks 1.2%
    Health Services 1.2%
(b) Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 (Cost $91,799).............         Germany            100    $   89,500
                                                                                                                        ----------
    Convertible Preferred Stocks 3.7%
    Consumer Services 1.3%
    MediaOne Group Inc., 7.00%, cvt. pfd. ...........................................      United States       2,300        93,150
                                                                                                                        ----------
    Energy Minerals 1.0%
    Kerr-McGee Corp., 5.50%, cvt. pfd. ..............................................      United States       1,500        74,625
                                                                                                                        ----------
    Transportation 1.4%
    Union Pacific Capital Trust, 6.25%, cvt. pfd. ...................................      United States       2,500        99,375
                                                                                                                        ----------
    Total Convertible Preferred Stocks (Cost $252,896)...............................                                      267,150
                                                                                                                        ----------
                                                                                                           PRINCIPAL
                                                                                                            AMOUNT*
                                                                                                           ----------
    Bonds 36.0%
    Consumer Services 9.9%
    AMFM Inc., senior note, 8.00%, 11/01/08 .........................................      United States   $ 100,000       100,375
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
    9.92% thereafter, 4/01/11 .......................................................      United States     150,000        85,875
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ............................      United States     100,000       102,500
    Park Place Entertainment, senior sub. note, 144A, 9.375%, 2/15/07 ...............      United States     100,000       100,250
    Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07 ................      United States     100,000        88,500
    Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 .....................      United States     100,000        95,750
    Telewest Communications PLC, senior disc. note, zero cpn. to 2/01/05, 144A,
    11.375% thereafter, 2/01/10 .....................................................     United Kingdom     150,000        79,500
    United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
    12.50%, thereafter, 8/01/09 .....................................................       Netherlands      150,000        73,500
                                                                                                                        ----------
                                                                                                                           726,250
                                                                                                                        ----------
    Energy Minerals 4.0%
    Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 ........................      United States     100,000        97,500
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ...................      United States     100,000        93,250
    Pioneer Natural Resources Co., senior note, 9.625%, 4/01/10 .....................      United States     100,000       102,750
                                                                                                                        ----------
                                                                                                                           293,500
                                                                                                                        ----------
    Finance 1.3%
    Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ...........................      United States     100,000        99,250
                                                                                                                        ----------
    Industrial Services 1.2%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ................      United States     100,000        86,000
                                                                                                                        ----------
    Process Industries 3.7%
    Anchor Glass, first mortgage, 11.25%, 4/01/05 ...................................      United States     100,000        76,500
    Lyondell Chemical Co., senior secured note, 9.875%, 5/01/07 .....................      United States     100,000        99,000
    Packaging Corp. of America, senior sub. note, 9.625%, 4/01/09 ...................      United States     100,000       100,125
                                                                                                                        ----------
                                                                                                                           275,625
                                                                                                                        ----------
    Producer Manufacturing 1.2%
    Nortek Inc., senior note, 8.875%, 8/01/08 .......................................      United States     100,000        91,000
                                                                                                                        ----------
    Technology Services 1.3%
    PSINet Inc., senior note, 10.50%, 12/01/06 ......................................      United States     100,000        92,500
                                                                                                                        ----------
    Utilities 1.3%
    AES Corp., senior note, 9.50%, 6/01/09 ..........................................      United States     100,000        98,000
                                                                                                                        ----------

FSI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                 PRINCIPAL
                                                                                  COUNTRY         AMOUNT*              VALUE
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications 12.1%
Crown Castle International Corp., senior note, 10.75%, 8/01/11 ............    United States     100,000            $  102,000
Dobson Communications Corp., senior note, 144A, 10.875%, 7/01/10 ..........    United States     100,000               100,750
Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ...............       Bermuda        100,000                96,901
Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
  10.50% thereafter, 12/01/08 .............................................    United States     150,000                90,000
Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
  9.75% thereafter, 10/31/07 ..............................................    United States     150,000               112,500
NEXTLINK Communications Inc., senior disc. note, zero cpn. to 6/01/04,
  12.25% thereafter, 6/01/09 ..............................................    United States     150,000                93,750
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
  11.25% thereafter, 04/15/09 .............................................    United States     150,000                87,750
Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
  11.875% thereafter, 11/15/09 ............................................    United States     150,000               101,250
Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ........    United States     100,000                98,000
                                                                                                                    ----------
                                                                                                                       882,901
                                                                                                                    ----------
Total Bonds (Cost $2,717,848)..............................................                                          2,645,026
                                                                                                                    ----------
Convertible Bonds 3.8%
Electronic Technology 1.2%
Amkor Technology Inc., cvt., sub. note, 144A, 5.00%, 3/15/07 ..............    United States     100,000                91,500
                                                                                                                    ----------
Technology Services 1.3%
Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .............    United States     100,000                98,250
                                                                                                                    ----------
Telecommunications 1.3%
Level 3 Communications Inc., cvt., sub. note, 6.00%, 3/15/10 ..............    United States     100,000                92,010
                                                                                                                    ----------
Total Convertible Bonds (Cost $299,580)....................................                                            281,760
                                                                                                                    ----------
Other Mortgages/Other Asset Backed Securities 3.4%
Green Tree Financial Corp., 8.37%, 2/01/31 ................................    United States      50,000                44,203
JP Morgan Commercial Mortgage Finance Corp., 7.866%, 10/15/32 .............    United States     200,000               204,029
                                                                                                                    ----------
Total Other Mortgages/Other Asset Backed Securities (Cost $243,126)........                                            248,232
                                                                                                                    ----------
U.S. Government and Agency Securities 12.5% ...............................
Other U.S. Government and Agency Securities 4.8%
FHLMC, 6.60%, 4/20/09 .....................................................    United States     140,000               131,472
FNMA, 5.25%, 1/15/09 ......................................................    United States     250,000               219,750
                                                                                                                    ----------
                                                                                                                       351,222
                                                                                                                    ----------
U.S. Government Agencies/Mortgages 7.7% ...................................
FNMA, 6.00%, 2/01/29 ......................................................    United States      95,057                87,154
FNMA, 6.00%, 5/01/29 ......................................................    United States      99,882                91,474
FNMA, 6.50%, 7/01/28 ......................................................    United States      93,297                88,065
FNMA, 6.50%, 7/01/29 ......................................................    United States      49,942                47,120
FNMA, 7.00%, 5/01/12 ......................................................    United States      84,891                83,503
FNMA, 7.00%, 2/01/30 ......................................................    United States      99,199                95,771
GNMA, SF, 8.00%, 6/15/26 ..................................................    United States      74,151                75,168
                                                                                                                    ----------
                                                                                                                       568,255
                                                                                                                    ----------
Total U.S. Government and Agency Securities (Cost $937,650)................                                            919,477
                                                                                                                    ----------
Foreign Government and Agency Securities 28.9%
Republic of Argentina, 11.375%, 3/15/10 ...................................      Argentina        20,000                18,275
Republic of Argentina, 11.75%, 4/07/09 ....................................      Argentina       150,000               140,063
Republic of Argentina, 11.75%, 6/15/15 ....................................      Argentina       100,000                90,675
Australian Government, 7.50%, 7/15/05 .....................................      Australia        97,000   AUD          61,851
Kingdom of Belgium, 7.75%, 10/15/04 .......................................       Belgium         45,000   EUR          47,110
Republic of Brazil, 12.25%, 3/06/30 .......................................        Brazil         35,000                32,200



                                                                          FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                       PRINCIPAL
                                                                                        COUNTRY         AMOUNT*           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    Foreign Government and Agency Securities (cont.)
    Republic of Brazil, 9.375%, 4/07/08 .............................................    Brazil         150,000         $  128,250
    Republic of Brazil, 14.50%, 10/15/09 ............................................    Brazil         195,000            208,553
    Republic of Bulgaria, FRN, 7.063%, 7/28/11 ......................................   Bulgaria        100,000             79,250
    Government of Canada, 7.00%, 12/01/06 ...........................................    Canada          30,000  CAD        21,349
    Republic of Colombia, 9.75%, 4/23/09 ............................................   Colombia         20,000             17,728
    Kingdom of Denmark, 5.00%, 8/15/05 ..............................................    Denmark        212,000  DKK        26,386
    French Treasury Note, 3.50%, 7/12/04 ............................................    France          28,000  EUR        25,312
    Federal Republic of Germany, 3.25%, 2/17/04 .....................................    Germany         41,000  EUR        37,041
    Federal Republic of Germany, 4.50%, 7/04/09 .....................................    Germany         73,000  EUR        66,413
    Buoni Poliennali del Tesoro, 7.75%, 11/01/06 ....................................     Italy         100,000  EUR       107,502
    United Mexican States, 8.625%, 3/12/08 ..........................................    Mexico         180,000            173,700
    United Mexican States, 9.875%, 2/01/10 ..........................................    Mexico         100,000            104,500
    Government of Netherlands, 5.75%, 2/15/07 .......................................  Netherlands       50,000  EUR        49,121
    Government of New Zealand, 7.00%, 7/15/09 .......................................  New Zealand      125,000  NZD        59,790
    Republic of Panama, 9.375%, 4/01/29 .............................................    Panama         120,000            114,900
    Republic of Peru, FRN, 4.50%, 3/07/17 ...........................................     Peru           70,000             46,944
    Republic of Philippines, 9.875%, 3/16/10 ........................................  Philippines       30,000             27,675
    Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ..............................    Russia          50,000             38,750
    Bonos y Oblig del Estado, 3.25%, 1/31/05 ........................................     Spain          67,000  EUR        59,035
    Swedish Government, 10.25%, 5/05/03 .............................................    Sweden         100,000  SEK        12,904
    Republic of Turkey, 12.375%, 6/15/09 ............................................    Turkey          75,000             79,688
    United Kingdom, 7.50%, 12/07/06 .................................................United Kingdom      65,000  GBP       108,368
    Republic of Venezuela, 9.25%, 9/15/27 ...........................................   Venezuela       215,000            141,766
                                                                                                                        ----------
    Total Foreign Government and Agency Securities (Cost $2,164,463).................                                    2,125,099
                                                                                                                        ----------
    Total Long Term Investments (Cost $6,707,362)....................................                                   $6,576,244
                                                                                                                        ----------
                                                                                                       SHARES
                                                                                                       ------
    Short Term Investments 14.3%
(a) Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $1,048,482).. United States   1,048,482          1,048,482
                                                                                                                        ----------
    Total Investments (Cost $7,755,844) 103.8%.......................................                                    7,624,726
    Other Assets, less Liabilities (3.8%) ...........................................                                     (280,266)
                                                                                                                        ----------
    Net Assets 100.0% ...............................................................                                   $7,344,460
                                                                                                                        ==========

Currency Abbreviations:

AUD-Australian Dollar
CAD-Canadian Dollar
DKK-Danish Krona
EUR-European Currency Unit
GBP-British Pound
NZD-New Zealand Dollars
SEK-Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(b)1 share = $1,000 par value

                       See notes to financial statements.

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $7,755,844
                                                           ==========
  Value ...............................................     7,624,726
 Receivables:
  Capital shares sold .................................         1,342
  Dividends and interest ..............................       112,723
  Affiliates ..........................................         2,364
                                                           ----------
   Total assets .......................................     7,741,155
                                                           ----------
Liabilities:
 Payables:
  Investment securities purchased .....................       380,452
  Affiliates ..........................................         2,099
 Other liabilities ....................................        14,144
                                                           ----------
   Total liabilities ..................................       396,695
                                                           ----------
    Net assets, at value ..............................    $7,344,460
                                                           ==========
Net assets consist of:
 Undistributed net investment income ..................    $  242,370
 Net unrealized depreciation ..........................      (130,911)
 Accumulated net realized loss ........................        (5,309)
 Capital shares .......................................     7,238,310
                                                           ----------
    Net assets, at value ..............................    $7,344,460
                                                           ==========
Class 1:
 Net assets, at value .................................    $7,344,460
                                                           ==========
 Shares outstanding ...................................       727,486
                                                           ==========
 Net asset value and offering price per share .........    $    10.10
                                                           ==========

                       See notes to financial statements.

                                                                         FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
(net of foreign taxes of $680)
 Dividends ...............................................................    $   35,558
 Interest ................................................................       229,216
                                                                              ----------
  Total investment income ................................................       264,774
                                                                              ----------
Expenses:
 Management fees (Note 3) ................................................        11,103
 Administrative fees (Note 3) ............................................         5,930
 Custodian fees ..........................................................           412
 Reports to shareholders .................................................           107
 Professional fees (Note 3) ..............................................        11,353
 Trustees' fees and expenses .............................................            70
 Other ...................................................................         2,997
                                                                              ----------
  Total expenses .........................................................        31,972
  Expenses waived/paid by affiliate (Note 3) .............................        (9,596)
                                                                              ----------
   Net expenses ..........................................................        22,376
                                                                              ----------
    Net investment income ................................................       242,398
                                                                              ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................        15,437
  Foreign currency transactions ..........................................          (602)
                                                                              ----------
   Net realized gain .....................................................        14,835
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................      (133,959)
  Translation of assets and liabilities denominated in foreign currencies            321
                                                                              ----------
   Net unrealized depreciation ...........................................      (133,638)
                                                                              ----------
Net realized and unrealized loss .........................................      (118,803)
                                                                              ----------
Net increase in net assets resulting from operations .....................    $  123,595
                                                                              ==========

                       See notes to financial statements.

FSI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended       Year Ended
                                                                                              June 30, 2000    December 31, 1999(a)
                                                                                           ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................     $  242,398         $  133,560
  Net realized gain (loss) from investments and foreign currency transactions ............         14,835            (20,511)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................       (133,638)             2,727
                                                                                               -----------------------------
   Net increase in net assets resulting from operations ..................................        123,595            115,776
 Distributions to shareholders from net investment income ................................         (1,978)          (131,241)
 Capital share transactions (Note 2) .....................................................      2,481,777          4,756,531
                                                                                               -----------------------------
   Net increase in net assets ............................................................      2,603,394          4,741,066
Net assets:
 Beginning of period .....................................................................      4,741,066                 --
                                                                                               -----------------------------
 End of period ...........................................................................     $7,344,460         $4,741,066
                                                                                               =============================
Undistributed net investment income included in net assets:
 End of period ...........................................................................     $  242,370         $    1,950
                                                                                               =============================

(a)For the period July 1, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                         FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Strategic Income Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 57% of the total Fund's shares were sold through one insurance company. The Fund seeks high current income.

The following summarizes the Fund's significant accounting policies.

Effective May 1, 2000, the name of the Templeton Variable Products Series Fund
- Franklin Strategic Income Investments Fund changed to Franklin Templeton Variable Insurance Products Trust - Franklin Strategic Income Securities Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FSI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters effecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                     Six Months Ended             Year Ended
                                                      June 30, 2000           December 31, 1999(a)
                                                --------------------------------------------------
                                                   Shares        Amount       Shares       Amount
Class 1 Shares:                                 --------------------------------------------------
Shares sold ...................................    281,031    $2,776,378     463,525    $4,632,471
Shares issued in reinvestment of distributions         200         1,978      13,257       131,241
Shares redeemed ...............................    (29,799)     (296,579)       (728)       (7,181)
                                                   -----------------------------------------------
Net increase ..................................    251,432    $2,481,777     476,054    $4,756,531
                                                   ===============================================

(a)For the period July 1, 1999 (effective date) to December 31, 1999.

As of June 30, 2000 there were no transactions in the Fund's Class 2 shares.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Advisers, Inc (Advisers)                                Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Templeton Investment Counsel, Inc. (TICI)                        Sub-adviser
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -----------------------------------------------------------------------
               .425%         First $500 million
               .325%         Over $500 million, up to and including $1 billion
               .28%          Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

                                                                         FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Under a subadvisory agreement, TICI provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

Advisers agreed in advance to waive management fees as noted in the Statement of Operations.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares. No payments were made by the Fund for the period ended June 30, 2000.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $174 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses of $18,246 which may be carried over to offset future capital gains. Such losses expire in December 31, 2007.

At December 31, 1999, the Fund had deferred capital losses of $1,898 occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and merger related expenses.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.


At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $7,755,844 was as follows:

  Unrealized appreciation .............  $  109,920
  Unrealized depreciation .............    (241,038)
                                         ----------
  Net unrealized depreciation .........  $ (131,118)
                                         ==========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $3,163,153 and $514,844, respectively.

6. CREDIT RISK

The Fund has 59.8% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because of such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund has investments in excess of 10% of its total net assets in the Telecommunications industry. Such concentration may subject the Fund more significantly to economic changes occurring within this industry.

FSI-16

                                             FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable-rate mortgage-backed securities.
--------------------------------------------------------------------------------
The U.S. economy continued its rapid expansion during the first half of 2000. This above-trend growth, coupled with an extremely tight labor market and commodity price increases, contributed to the Federal Reserve Board's (the Fed's) raising interest rates three times during the reporting period for a total of 100 basis points (1.0%), in an apparent effort to relieve inflationary pressures. While this caused short-term interest rates to rise, longer-term Treasury interest rates began to fall partly due to increasingly positive federal budget surplus projections. In addition, the U.S. Treasury Department conducted several buyback operations of long-term bonds during the reporting period, which pushed longer-term yields even lower. This helped to create an inverted Treasury yield curve -- the uncommon phenomenon where long-term yields are lower than short-term yields. However, because the inversion was primarily supply-related, mortgage pass-throughs and other fixed income securities, such as those in which the Fund invests, did not participate in this event. The yield spreads between mortgage pass-throughs and Treasury bonds generally widened during the reporting period, increasing these securities' income advantage over Treasuries.

Investors generally began to favor Ginnie Mae (Government National Mortgage Association or GNMA) pass-throughs over Fannie Mae (Federal National Mortgage Association or FNMA) and Freddie Mac (Federal Home Loan Mortgage Association or FHLMC) pass-throughs in March 2000, largely because of news about possible changes in Fannie Mae's and Freddie Mac's status as quasi-government agencies. Treasury Undersecretary Gary Gensler and Senate Banking Committee Chairman Phil Gramm suggested that Congress should re-evaluate Fannie Mae's and Freddie Mac's relationship with the U.S. government. This process could take some time to complete, and likely will be highly influenced by the agencies' powerful political network. There may be some refinement of their relationship, but we do not think the government would cut all ties with these agencies. In sum, we believe that investor fears over these issues are exaggerated. Still, this seemed to cause spreads on Fannie Mae and Freddie Mac pass-throughs to widen significantly, and allowed us to increase our weightings in these securities at attractive levels.

This chart in pie format shows the investment holdings of Franklin U.S. Government Fund as a percentage of total net assets on 6/30/00.

Mortgage-Backed Securities                                        73.9%
Agency Notes & Bonds                                              22.7%
Short-Term Investments & Other Net Assets                          3.4%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          FUS-1

Looking forward, we will manage Franklin U.S. Government Fund primarily as a mortgage income fund as we have always done, emphasizing agency mortgage pass-throughs for their attractive income advantages versus Treasury securities. In addition, the Fund will continue to use non-mortgage securities, such as Treasury and U.S. government agency securities, for diversification purposes.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FUS-2

PERFORMANCE SUMMARY AS OF 6/30/00

Franklin U.S. Government Fund - Class 2 delivered a +3.75% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin U.S. Government Fund - Class 2*
 Periods ended 6/30/00
                                                                               Since      Since Class 2
                                                                             Inception      Inception
                                       1-Year        5-Year       10-Year    (3/14/89)       (1/6/99)
 -------------------------------------------------------------------------------------------------------
 Average Annual Total Return           +4.10%        +5.81%        +7.57%      +7.39%         +1.75%
 Cumulative Total Return               +4.10%       +32.62%      +107.42%    +123.86%         +2.60%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

Franklin U.S. Government
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                                          FUS-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights

                                                                                      Class 1
                                                --------------------------------------------------------------------------------
                                                 Six Months Ended                       Year Ended December 31,
                                                   June 30, 2000   -------------------------------------------------------------
                                                    (unaudited)         1999        1998         1997         1996         1995
                                                --------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $11.78           $13.89       $13.92       $13.47      $14.00       $12.57
                                                     ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a).......................         .39              .83          .99         1.00         .75          .93
 Net realized and unrealized gains (losses) ....         .07             (.96)         .01          .21        (.31)        1.46
                                                     ---------------------------------------------------------------------------
Total from investment operations ...............         .46             (.13)        1.00         1.21         .44         2.39
                                                     ---------------------------------------------------------------------------
Less distributions from net investment income ..        (.01)           (1.98)       (1.03)        (.76)       (.97)        (.96)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period .................      $12.23           $11.78       $13.89       $13.92      $13.47       $14.00
                                                     ===========================================================================
Total return(b).................................       3.92%            (.94%)       7.44%        9.31%       3.62%       19.46%
Ratios/supplemental data
Net assets, end of period (000's) ..............    $449,956         $515,033     $710,832     $765,084    $843,858     $643,165
Ratios to average net assets:
 Expenses ......................................        .52%(e)          .51%         .50%         .50%        .51%         .52%
 Net investment income .........................       6.54%(e)         6.25%        6.22%        6.49%       6.66%        6.72%
Portfolio turnover rate ........................       2.93%            7.90%       31.34%       16.84%      12.93%(d)    18.68%(c)

(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)The portfolio turnover rate excludes mortgage dollar roll transactions.
(d)The portfolio turnover rate excludes transactions related to the merger of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.
(e)Annualized

FUS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights (continued)

                                                                          Class 2
                                                          -----------------------------------------
                                                           Six Months Ended
                                                            June 30, 2000          Year Ended
                                                             (unaudited)       December 31, 1999(c)
                                                          -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $11.78                $13.89
                                                               ----------------------------
Income from investment operations:
 Net investment income(a)..............................           .37                   .77
 Net realized and unrealized gains (losses) ...........           .07                  (.92)
                                                               ----------------------------
Total from investment operations ......................           .44                  (.15)
                                                               ----------------------------
Less distributions from net investment income .........          (.01)                (1.96)
                                                               ----------------------------
Net asset value, end of period ........................        $12.21               $ 11.78
                                                               ============================
Total return(b)........................................         3.75%                (1.10%)

Ratios/supplemental data
Net assets, end of period (000's) .....................        $1,512               $ 1,877
Ratios to average net assets:
 Expenses .............................................          .77%(d)               .77%(d)
 Net investment income ................................         6.30%(d)              5.95%(d)
Portfolio turnover rate ...............................         2.93%                 7.90%

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Annualized

                       See notes to financial statements.

                                                                          FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, June 30, 2000 (unaudited)


                                                                                   PRINCIPAL
                                                                                     AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities 73.9%
Government National Mortgage Association (GNMA) - Fixed Rate 45.9%
GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 ........................................    $ 6,714,898     $  5,988,294
GNMA II, 5.50%, 9/20/28 - 1/20/29 ............................................      3,015,106        2,674,025
GNMA I, SF, 6.00%, 11/15/23 - 4/15/24 ........................................     13,095,985       12,170,580
GNMA II, 6.00%, 1/20/24 - 8/20/28 ............................................     28,863,086       26,482,933
GNMA I, SF, 6.50%, 5/15/23 - 7/15/28 .........................................     31,150,736       29,741,362
GNMA II, 6.50%, 3/20/28 ......................................................     16,766,776       15,831,930
GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 .........................................     47,782,201       46,613,583
GNMA I, SF, 7.25%, 11/15/25 ..................................................      1,137,124        1,119,372
GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ...........................................      2,123,030        2,089,884
GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 .........................................     22,876,330       22,825,820
GNMA II, 7.50%, 11/20/16 - 11/20/26 ..........................................     15,296,042       15,159,524
GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 .........................................     12,975,938       13,190,749
GNMA II, 8.00%, 2/20/16 - 8/20/26 ............................................      1,228,390        1,241,042
GNMA I, SF, 8.25%, 4/15/25 ...................................................        544,572          552,721
GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 ........................................      3,254,298        3,346,804
GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 .........................................      1,612,130        1,675,786
GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 ........................................      3,018,955        3,159,961
GNMA II, 9.50%, 4/20/25 ......................................................        346,679          358,801
GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 ........................................      2,997,269        3,161,063
                                                                                                  ------------
                                                                                                   207,384,234
                                                                                                  ------------
Federal National Mortgage Association (FNMA) - Fixed Rate 12.9%
FNMA, 6.00%, 10/01/23 - 10/01/29 .............................................     28,110,153       25,815,041
FNMA, 6.50%, 1/01/24 - 2/01/30 ...............................................     20,947,179       19,840,645
FNMA, 7.00%, 5/01/24 .........................................................      1,115,219        1,080,108
FNMA, PL, 7.00%, 3/17/35 .....................................................      2,995,087        2,783,559
FNMA, 7.50%, 4/01/23 - 8/01/25 ...............................................      4,165,120        4,125,589
FNMA, 8.00%, 7/01/16 - 2/01/25 ...............................................      4,320,501        4,359,970
FNMA, 8.50%, 10/01/19 - 2/01/22 ..............................................        244,015          249,667
                                                                                                  ------------
                                                                                                    58,254,579
                                                                                                  ------------
Federal National Mortgage Association (FNMA) - Adjustable Rate 4.8%
FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.243%, 2/01/19 .......      2,723,858        2,795,269
FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.592%, 9/01/18 .....      2,898,580        2,980,019
FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.548%, 7/01/19 .....      2,532,091        2,601,610
FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.329%, 1/01/18 .....      7,247,360        7,424,003
FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.217%, 6/01/02 ......      4,456,902        4,412,066
FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.889%, 3/01/20       1,551,938        1,581,235
                                                                                                  ------------
                                                                                                    21,794,202
                                                                                                  ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 9.1%
FHLMC, 6.00%, 1/01/24 - 8/01/28 ..............................................      8,928,295        8,191,677
FHLMC, 6.50%, 6/01/08 - 6/01/29 ..............................................     18,908,855       18,003,846
FHLMC, 7.00%, 4/01/24 ........................................................     10,162,850        9,849,176
FHLMC, 7.50%, 11/01/22 - 5/01/24 .............................................      2,885,465        2,866,175
FHLMC, 8.00%, 1/01/17 - 5/01/22 ..............................................      1,399,395        1,413,687
FHLMC, 8.50%, 4/01/18 - 3/01/22 ..............................................        575,504          588,186
FHLMC, 9.00%, 3/01/03 ........................................................        192,850          195,717
                                                                                                  ------------
                                                                                                    41,108,464
                                                                                                  ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate 1.2%
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 ....      2,192,725        2,240,758
FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 ....      2,861,957        2,953,468
                                                                                                  ------------
                                                                                                     5,194,226
                                                                                                  ------------
Total Mortgage-Backed Securities (Cost $339,056,739)..........................                     333,735,705
                                                                                                  ------------

FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                         PRINCIPAL
                                                                                                           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    Other Agency Securities 22.7%
    Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ..................................................$ 5,000,000   $  4,900,795
    Federal Home Loan Bank, zero cpn., 1/23/23 .......................................................... 10,000,000      1,664,060
    FICO Strip, zero cpn., 12/06/14 ..................................................................... 13,569,000      4,921,938
    FICO Strip, zero cpn., 5/11/13 ...................................................................... 10,000,000      4,063,640
    FICO Strip, 12, zero cpn., 6/06/14 ..................................................................  9,454,000      3,554,373
    FICO Strip, 13, zero cpn., 6/27/09 .................................................................. 11,024,000      5,933,734
    FICO Strip, 16, zero cpn., 10/05/10 .................................................................  4,745,000      2,334,289
    Housing Urban Development, 96-A, 7.63%, 8/01/14 .....................................................  5,000,000      4,899,660
    Housing Urban Development, 96-A, 7.66%, 8/01/15 .....................................................  5,000,000      4,888,785
    Small Business Administration, 6.00%, 9/01/18 .......................................................  9,230,439      8,336,240
    Small Business Administration, 6.45%, 12/01/15 ......................................................  3,720,185      3,466,748
    Small Business Administration, 6.70%, 12/01/16 ......................................................  4,158,674      3,927,349
    Small Business Administration, 6.85%, 7/01/17 .......................................................  4,323,003      4,120,363
    Small Business Administration, Cap 10.85%, Margin Prime - 0.40%, Resets Quarterly, 8.10%, 6/25/19 ...  2,267,813      2,301,830
    Small Business Administration, Cap 10.875%, Margin Prime - 0.125%, Resets Quarterly, 8.375%, 3/25/18   3,173,605      3,242,632
    Student Loan Marketing Association, zero cpn., 5/15/14 .............................................. 15,000,000      4,644,465
    Tennessee Valley Authority, zero cpn., 4/15/42 ......................................................  6,000,000      2,446,500
    Tennessee Valley Authority, 5.88%, 4/01/36 .......................................................... 10,000,000      9,543,280
    Tennessee Valley Authority, 6.235%, 7/15/45 ......................................................... 14,249,000     14,152,392
    Tennessee Valley Authority, 7.25%, 7/15/43 .......................................................... 10,000,000      9,136,495
                                                                                                                       ------------
    Total Other Agency Securities (Cost $106,258,642)....................................................               102,479,568
                                                                                                                       ------------
    Total Long Term Investments (Cost $445,315,381)......................................................               436,215,273
                                                                                                                       ------------
(a) Repurchase Agreement 2.7%
    Joint Repurchase Agreement, 6.563%, 7/03/00, (Maturity Value $12,153,034) (Cost $12,146,391)......... 12,146,391     12,146,391
      Banc of America Securities LLC
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America LLC
      Goldman, Sachs & Co.
      Greenwich Capital Markets Inc.
      Lehman Brothers Inc.
      Nesbitt Burns Securities Inc.
      Paine Webber Inc.
      Paribas Corp.
      UBS Warburg
        Collateralized by U.S. Treasury Bills & Notes                                                                  ------------
    Total Investments (Cost $457,461,772) 99.3%..........................................................               448,361,664
    Other Assets, less Liabilities .7% ..................................................................                 3,106,928
                                                                                                                       ------------
    Net Assets 100% .....................................................................................              $451,468,592
                                                                                                                       ============

(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

                                                                          FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $ 457,461,772
                                                           -------------
  Value ...............................................      448,361,664
 Receivables:
  Investment securities sold ..........................           26,322
  Interest ............................................        3,835,678
                                                           -------------
    Total assets ......................................      452,223,664
                                                           -------------
Liabilities:
 Payables:
  Capital shares redeemed .............................          519,589
  Affiliates ..........................................          189,541
 Other liabilities ....................................           45,942
                                                           -------------
    Total liabilities .................................          755,072
                                                           -------------
     Net assets, at value .............................    $ 451,468,592
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $  15,627,382
 Net unrealized depreciation ..........................       (9,100,108)
 Accumulated net realized loss ........................      (16,283,705)
 Capital shares .......................................      461,225,023
                                                           -------------
     Net assets, at value .............................    $ 451,468,592
                                                           =============
Class 1:
 Net assets, at value .................................    $ 449,956,210
                                                           =============
 Shares outstanding ...................................       36,782,407
                                                           =============
 Net asset value and offering price per share .........    $       12.23
                                                           =============
Class 2:
 Net assets, at value .................................    $   1,512,382
                                                           =============
 Shares outstanding ...................................          123,898
                                                           =============
 Net asset value and offering price per share .........    $       12.21
                                                           =============

                       See notes to financial statements.

FUS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 Interest ....................................................    $ 16,886,132
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................       1,197,723
 Distribution fees - Class 2 (Note 3) ........................           2,175
 Custodian fees ..............................................           2,746
 Reports to shareholders .....................................          28,012
 Professional fees (Note 3) ..................................          16,212
 Trustees' fees and expenses .................................           2,808
 Other .......................................................           5,622
                                                                  ------------
  Total expenses .............................................       1,255,298
                                                                  ------------
   Net investment income .....................................      15,630,834
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized loss from investments ..........................      (5,409,291)
 Net unrealized appreciation on investments ..................       7,624,249
                                                                  ------------
Net realized and unrealized gain .............................       2,214,958
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 17,845,792
                                                                  ============

                       See notes to financial statements.

                                                                          FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                              Six Months Ended        Year Ended
                                                                                June 30, 2000      December 31, 1999
                                                                             ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................     $  15,630,834        $   38,162,814
  Net realized gain (loss) from investments ..............................        (5,409,291)            2,048,000
  Net unrealized appreciation (depreciation) on investments ..............         7,624,249           (45,913,508)
                                                                               -----------------------------------
   Net increase (decrease) in net assets resulting from operations .......        17,845,792            (5,702,694)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................          (430,710)          (82,724,494)
   Class 2 ...............................................................            (1,808)             (257,323)
                                                                               -----------------------------------
 Total distributions to shareholders .....................................          (432,518)          (82,981,817)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................       (82,430,357)         (107,385,179)
   Class 2 ...............................................................          (424,631)            2,148,073
                                                                               -----------------------------------
 Total capital share transactions ........................................       (82,854,988)         (105,237,106)
   Net decrease in net assets ............................................       (65,441,714)         (193,921,617)
Net assets:
 Beginning of period .....................................................       516,910,306           710,831,923
                                                                               -----------------------------------
 End of period ...........................................................     $ 451,468,592        $  516,910,306
                                                                               ===================================
Undistributed net investment income included in net assets:
 End of period ...........................................................     $  15,627,382        $      429,066
                                                                               ===================================

                       See notes to financial statements.

FUS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin U.S. Government Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 90% of the Fund's shares were sold through one insurance company. The Funds investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

                                                                         FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        Six Months Ended                     Year Ended
                                                         June 30, 2000                   December 31, 1999(a)
                                                -------------------------------------------------------------------
                                                     Shares          Amount           Shares            Amount
Class 1 Shares:                                 -------------------------------------------------------------------
Shares sold ...................................     1,272,103    $  15,101,219        4,229,311    $   56,773,998
Shares issued in reinvestment of distributions         35,952          430,710        6,745,264        82,724,494
Shares redeemed ...............................    (8,233,196)     (97,962,286)     (18,460,763)     (246,883,671)
                                                   --------------------------------------------------------------
Net decrease ..................................    (6,925,141)   $ (82,430,357)      (7,486,188)   $ (107,385,179)
                                                   ==============================================================
Class 2 Shares:
Shares sold ...................................        30,850    $     367,994          165,968    $    2,244,294
Shares issued in reinvestment of distributions            151            1,808           21,095           257,323
Shares redeemed ...............................       (66,496)        (794,433)         (27,670)         (353,544)
                                                   --------------------------------------------------------------
Net increase (decrease) .......................       (35,495)   $    (424,631)         159,393    $    2,148,073
                                                   ==============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .500%         Over $100 million, up to and including $250 million
               .450%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under and agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,482 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

FUS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
  2002 ..............................  $8,408,494
  2003 ..............................     826,481
  2005 ..............................     169,754
                                       ----------
                                       $9,404,729
                                       ==========

At December 31, 1999, the Fund had a deferred capital loss occurring subsequent to October 31, 1999 of $1,160,146. For tax purposes, such loss will be reflected in the year ending December 31, 2000.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of mortgage dollar rolls.

At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $457,771,312 was as follows:

  Unrealized appreciation .............  $   5,827,607
  Unrealized depreciation .............    (15,237,255)
                                         -------------
  Net unrealized depreciation .........  $  (9,409,648)
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $1,361,977 and $83,332,412, respectively.


                                                                         FUS-13

                                   TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The Fund may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------
Economic Overview

Early in the review period investors generally remained cautious regarding interest rates partly because of inflationary fears stemming from higher oil prices, but mostly, we believe, because of upward revisions in global economic growth forecasts. Confirmed European economic recovery, better-than-expected growth in Japan, as well as continued U.S. growth, appeared to fuel this cautious approach. Improving global economies led to expectations of higher commodity prices, productivity and employment rates, all of which would add to inflationary pressures and a tighter monetary policy stance by central banks. In our opinion, these conditions supported the consensus view that the industrial economies, with the possible exception of Japan, had reached the bottom of their respective interest-rate cycles. Later in the period, reduced U.S. bond supply and equity market volatility helped to offset these interest-rate concerns. Bonds began to appear more attractive to investors who put money back into the global fixed income markets.

In this environment, the J.P. Morgan Global Government Bond Index (GGBI) posted a 3.28% return in local currency terms for the six months under review, despite tighter monetary policies by major central banks.(1) Expectations for reduced government bond supply, resulting in part from U.S. fiscal surpluses and lower deficits in Europe, contributed to this positive performance. In addition to supply concerns, volatile equity markets led the global fixed income market higher toward the end of the period. We note that the GGBI underperformed the J.P. Morgan U.S. Government Bond Index's 5.55% return, which benefited from the U.S. Treasury buyback program.(2) The

(1) Source: Standard and Poor's Micropal. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world.

(2) Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Index includes actively traded U.S. fixed-rate bonds with a remaining maturity of one year or longer.

This chart in pie format shows the geographic distribution of Templeton Global Income Securities Fund as a percentage of total net assets on 6/30/00.

Europe                                                       49.5%
North America                                                18.4%
Latin America                                                14.6%
Australia/New Zealand                                         7.8%
Asia                                                          6.1%
Short-Term Investments &
Other Net Assets                                              3.6%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          TGI-1
buyback contributed significantly to the U.S. yield curve inversion during the period. As bond prices and yields move in an inverse relationship, higher prices on long-term bonds shifted their yields downward, while short-term bond prices fell lower and their yields inched higher. In contrast, European Monetary Union (EMU) countries' yield curve only flattened, as yields rose on the short end. Hence, EMU bond prices fell, while those in the U.S. market rose. Most major currencies' weakness against the U.S. dollar resulted in lower returns for the global index in U.S. dollar terms, and the GGBI posted a U.S. dollar return of 0.41%.

In local currency terms, European bonds rose 2.84%, as all European bond markets offered positive returns. The U.K. index increased 4.26% and the EMU bond index gained 2.56%. The Danish market underperformed the EMU countries, while Japan remained relatively flat, as economic recovery expectations, stable interest rates and a stronger yen seemed to result in capital inflows. The Australia/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the U.S. bond market in local currency terms.

Emerging market bond prices rose during the period, apparently as a result of higher commodity prices and improved economic fundamentals for the respective countries. The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) increased 8.10% during the six-month period. Most countries in the index experienced positive returns, with the exception of Nigeria, Colombia, the Philippines and Peru. Russian bonds were among the best performers, increasing 49.78%, followed by those of Algeria, Venezuela, Mexico and Turkey.

Portfolio Notes

Templeton Global Income Securities Fund attempted to maximize its total return, including income, during the period by allocating about 80%-85% of its assets to intermediate- and long-term investment grade bonds and about 15%-20% of its assets to the highest quality and most liquid bonds we found in the emerging markets. We believe that this balance offers the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

TGI-2

The Fund's geographic allocation changed slightly during the period. North American markets decreased from 23.8% to 18.4% of total net assets, with Canadian exposure increasing slightly and the U.S. allocation decreasing 4.0%. We increased the European allocation slightly to 49.5%, adjusting the underlying country mix to decrease our exposure to Sweden, and add to positions in Denmark, Germany and Italy. The Fund's Australia/New Zealand and Japanese allocations remained relatively unchanged. Meanwhile, we took advantage of the premium on Mexican assets, following the country's debt upgrade, to sell Mexican securities and add to positions in Argentina, Brazil and Venezuela. This left the Fund's Latin American exposure at 14.6% on June 30, 2000.

The Fund's emerging markets exposure continued to have a relatively low duration with respect to the J.P. Morgan EMBI+, thereby reducing its sensitivity to interest-rate movements and market uncertainty.(3) At period's end, the Fund's bonds were U.S. dollar-denominated sovereign Eurobonds, with fixed coupons issued by countries we believe to have strong repayment capacity. We also continued to emphasize Latin America, because we feel the region has improving fundamentals.

Looking forward, we believe that global inflationary pressures will continue to increase in the near term and world economic growth will remain strong throughout the year. In such a challenging environment for bonds, investing in a fully diversified global fixed income portfolio can reduce risks of declines in any particular market or sector.

(3) Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds, and local markets instruments. It provides investors with a definition of the market for emerging markets external-currency debt, a list of the traded instruments, and a compilation of their terms. The EMBI+ includes 49 instruments from 14 countries, with a total face value of $175 billion and a market capitalization of $98 billion.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                          TGI-3

Templeton Global Income
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Global Income Securities Fund - Class 2 delivered a +0.06% cumulative total return for the six-month period ended 6/30/00. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Income Securities Fund - Class 2*
 Periods ended 6/30/00
                                                                         Since     Since Class 2
                                                                       Inception     Inception
                                   1-Year       5-Year      10-Year    (1/24/89)      (1/6/99)
 ------------------------------------------------------------------------------------------------
 Average Annual Total Return       -0.71%       +3.71%       +5.36%      +5.92%        -4.42%
 Cumulative Total Return           -0.71%      +20.01%      +68.55%     +93.05%        -6.47%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.

              Past performance does not guarantee future results.

TGI-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

                                                                                     Class 1
                                                -----------------------------------------------------------------------------------
                                                 Six Months Ended                        Year Ended December 31,
                                                   June 30, 2000   ----------------------------------------------------------------
                                                    (unaudited)        1999         1998         1997         1996         1995
                                                -----------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $11.07             $12.87        $12.97       $13.61       $13.46       $12.19
                                                  -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c).......................      .34                .68          1.07         1.05         1.02          .29
 Net realized and unrealized gains (losses) ....     (.32)             (1.42)         (.19)        (.73)         .17         1.47
                                                  -------------------------------------------------------------------------------
Total from investment operations ...............      .02               (.74)          .88          .32         1.19         1.76
                                                  -------------------------------------------------------------------------------
Less distributions from net investment income ..     (.02)             (1.06)         (.98)        (.96)       (1.04)        (.49)
                                                  -------------------------------------------------------------------------------
Net asset value, end of period .................   $11.07             $11.07        $12.87       $12.97       $13.61       $13.46
                                                  ===============================================================================
Total return(b).................................     .15%             (5.79%)        7.08%        2.55%        9.56%       14.68%

Ratios/supplemental data
Net assets, end of period (000's) ..............  $90,505            $90,537      $150,941     $185,016     $221,722     $243,194
Ratios to average net assets:
 Expenses ......................................      72%(a)            .65%          .63%         .62%         .61%         .64%
 Net investment income .........................    6.21%(a)           5.65%         6.86%        7.03%        7.30%        7.59%
Portfolio turnover rate ........................   14.15%             80.76%        84.17%      181.61%      140.96%      152.89%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

                                                                          TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                          Class 2
                                                          -----------------------------------------
                                                           Six Months Ended
                                                            June 30, 2000          Year Ended
                                                             (unaudited)       December 31, 1999(c)
                                                          -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................    $11.04               $12.93
                                                           ---------------------------
Income from investment operations:
 Net investment income(d)..............................       .32                  .60
 Net realized and unrealized losses ...................      (.31)               (1.44)
                                                           ---------------------------
Total from investment operations ......................       .01                 (.84)
                                                           ---------------------------
Less distributions from net investment income .........      (.02)               (1.05)
                                                           ---------------------------
Net asset value, end of period ........................    $11.03               $11.04
                                                           ===========================
Total return(b)........................................      .06%               (6.53%)

Ratios/supplemental data
Net assets, end of period (000's) .....................    $1,150                 $443
Ratios to average net assets:
 Expenses .............................................      .97%(a)              .91%(a)
 Net investment income ................................     6.05%(a)             5.36%(a)
Portfolio turnover rate ...............................    14.15%               80.76%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.


                       See notes to financial statements.

TGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)


                                                                                          PRINCIPAL
                                                                                           AMOUNT*                VALUE
----------------------------------------------------------------------------------------------------------------------------
    Long Term Investments 96.4%
    Argentina 3.6%
    Republic of Argentina:
    11.75%, 4/07/09 ...........................................................       $      1,645,000        $  1,536,019
    11.375%, 3/15/10 ..........................................................              1,880,000           1,717,850
                                                                                                              ------------
                                                                                                                 3,253,869
                                                                                                              ------------
    Australia 4.6%
    New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 ......................         4,900,000 AUD            3,014,840
    Queensland Treasury Corp., 6.50%, 6/14/05 .................................         1,930,000 AUD            1,167,252
                                                                                                              ------------
                                                                                                                 4,182,092
                                                                                                              ------------
    Belgium 3.6%
    Kingdom of Belgium, 7.75%, 10/15/04 .......................................         3,113,000 EUR            3,258,946
                                                                                                              ------------
    Brazil 5.0%
    Government of Brazil:
    FRN, 7.4375%, 4/15/09 .....................................................              1,680,000           1,407,000
    14.50%, 10/15/09 ..........................................................              2,950,000           3,155,025
                                                                                                              ------------
                                                                                                                 4,562,025
                                                                                                              ------------
    Bulgaria 3.1%
    Republic of Bulgaria, FRN, 7.0625%, 7/28/11 ...............................              3,580,000           2,837,150
                                                                                                              ------------
    Canada 2.2%
    Government of Canada:
    8.75%, 12/01/05 ...........................................................         1,247,000 CAD              947,533
    7.00%, 12/01/06 ...........................................................         1,478,000 CAD            1,051,777
                                                                                                              ------------
                                                                                                                 1,999,310
                                                                                                              ------------
    Colombia .2%
    Republic of Colombia, 9.75%, 4/23/09 ......................................                160,000             141,824
                                                                                                              ------------
    Denmark 4.1%
    Kingdom of Denmark:
    7.00%, 12/15/04 ...........................................................        18,150,000 DKK            2,441,915
    5.00%, 8/15/05 ............................................................        10,885,000 DKK            1,354,751
                                                                                                              ------------
                                                                                                                 3,796,666
                                                                                                              ------------
    Germany 17.9%
    Federal Republic of Germany:
    3.25%, 2/17/04 ............................................................         6,493,000 EUR            5,866,006
    4.50%, 7/04/09 ............................................................        11,588,000 EUR           10,542,321
                                                                                                              ------------
                                                                                                                16,408,327
                                                                                                              ------------
    India
(a) Essar Steel Ltd., FRN, 7.635%, 7/20/99 ....................................                 50,000              25,250
                                                                                                              ------------
    Italy 7.9%
    Buoni Poliennali del Tesoro:
    10.50%, 7/15/00 ...........................................................         2,884,406 EUR            2,764,578
    7.75%, 11/01/06 ...........................................................         4,183,293 EUR            4,497,109
                                                                                                              ------------
                                                                                                                 7,261,687
                                                                                                              ------------
    Japan 5.4%
    International Bank for Reconstruction & Development, 5.25%, 3/20/02 .......        482,100,000 JPY           4,942,886
                                                                                                              ------------
    Mexico 1.2%
    United Mexican States, 11.50%, 5/15/26 ....................................                885,000           1,063,106
                                                                                                              ------------
    New Zealand 3.1%
    Government of New Zealand, 7.00%, 7/15/09 .................................         6,040,000 NZD            2,889,070
                                                                                                              ------------

                                                                          TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                            PRINCIPAL
                                                                             AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Spain 3.1%
    Bonos y Oblig del Estado, 3.25%, 1/31/05 .....................        3,238,000 EUR         $  2,853,161
                                                                                                ------------
    Sweden 1.0%
    Kingdom of Sweden, 6.00%, 2/09/05 ............................        8,000,000 SEK              937,759
                                                                                                ------------
    Turkey .7%
    Republic of Turkey, 12.375%, 6/15/09 .........................              635,000              674,688
                                                                                                ------------
    United Kingdom 8.9%
    United Kingdom:
    6.50%, 12/07/03 ..............................................        3,600,000 GBP            5,553,386
    7.50%, 12/07/06 ..............................................        1,550,000 GBP            2,584,155
                                                                                                ------------
                                                                                                   8,137,541
                                                                                                ------------
    United States 16.2%
    U.S. Treasury Bond:
    6.125%, 11/15/27 .............................................              412,000              410,841
    5.25%, 11/15/28 ..............................................           10,370,000            9,180,696
    U.S. Treasury Note:
    4.50%, 1/31/01 ...............................................            3,500,000            3,461,721
    7.25%, 8/15/04 ...............................................            1,772,000            1,831,805
                                                                                                ------------
                                                                                                  14,885,063
                                                                                                ------------
    Venezuela 4.6%
    Republic of Venezuela:
    144A, 9.125%, 6/18/07 ........................................            2,240,000            1,780,800
    9.25%, 9/15/27 ...............................................            3,755,000            2,475,951
                                                                                                ------------
                                                                                                   4,256,751
                                                                                                ------------
    Total Long Term Investments before Repurchase Agreement (Cost $97,868,855)                    88,367,171
                                                                                                ------------
(b) Repurchase Agreement (Cost $780,000) .8%
    Deutsche Bank AG, 6.80%, 7/03/00 (Maturity Value $780,442)
    Collateralized by U.S. Treasury Notes and Bonds ..............              780,000              780,000
                                                                                                ------------
    Total Investments (Cost $98,648,855) 97.2%....................                                89,147,171
    Net Equity in Forwards Contracts .............................                                   (23,607)
    Other Assets, less Liabilities 2.8% ..........................                                 2,531,449
                                                                                                ------------
    Total Net Assets 100.0% ......................................                              $ 91,655,013
                                                                                                ============

Currency Abbreviations:

AUD--Australian Dollar
CAD --Canadian Dollar
DKK --Danish Krone
EUR --European Unit
GBP --British Pound
JPY --Japanese Yen
NZD --New Zealand Dollar
SEK --Swedish Krona

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Represents bonds in default.
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ..........................................................    $ 98,648,855
                                                                     ============
  Value .........................................................      89,147,171
 Cash ...........................................................         942,969
 Receivables:
  Capital shares sold ...........................................          55,185
  Interest ......................................................       2,055,954
 Unrealized gain on forward exchange contracts (Note 6) .........           6,444
                                                                     ------------
   Total assets .................................................      92,207,723
                                                                     ------------
Liabilities:
 Payables:
  Investment securities purchased ...............................         287,510
  Capital shares redeemed .......................................         163,172
  Affiliates ....................................................          48,518
 Unrealized loss on forward exchange contracts (Note 6) .........          30,051
 Other liabilities ..............................................          23,459
                                                                     ------------
   Total liabilities ............................................         552,710
                                                                     ------------
    Net assets, at value ........................................    $ 91,655,013
                                                                     ============
Net assets consist of:
 Undistributed net investment income ............................    $  2,796,359
 Net unrealized depreciation ....................................      (9,537,403)
 Accumulated net realized loss ..................................      (7,688,172)
 Capital shares .................................................     106,084,229
                                                                     ------------
    Net assets, at value ........................................    $ 91,655,013
                                                                     ============
Class 1:
 Net assets, at value ...........................................    $ 90,504,841
                                                                     ============
 Shares outstanding .............................................       8,172,441
                                                                     ============
 Net asset value and offering price per share ...................    $      11.07
                                                                     ============
Class 2:
 Net assets, at value ...........................................    $  1,150,172
                                                                     ============
 Shares outstanding .............................................         104,253
                                                                     ============
 Net asset value and offering price per share ...................    $      11.03
                                                                     ============

                      See notes to financial statements.

                                                                          TGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Interest income .........................................................    $  2,996,010
                                                                             ============
Expenses:
 Management fees (Note 3) ...............................................         275,535
 Distribution fees - Class 2 (Note 3) ...................................             838
 Custodian fees .........................................................          18,039
 Reports to shareholders ................................................           4,030
 Professional fees (Note 3) .............................................          10,842
 Trustees' fees and expenses ............................................             125
 Other ..................................................................           2,517
                                                                             ------------
  Total expenses ........................................................         311,926
                                                                             ------------
   Net investment income ................................................       2,684,084
                                                                             ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ...........................................................        (157,670)
  Foreign currency transactions .........................................         (48,209)
                                                                             ------------
   Net realized loss ....................................................        (205,879)
Net unrealized appreciation (depreciation) on:
 Investments ............................................................      (2,194,928)
 Translation of assets and liabilities denominated in foreign currencies          155,403
                                                                             ------------
  Net unrealized depreciation ...........................................      (2,039,525)
                                                                             ------------
Net realized and unrealized loss ........................................      (2,245,404)
                                                                             ------------
Net increase in net assets resulting from operations ....................    $    438,680
                                                                             ============

                       See notes to financial statements.

TGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $  2,684,084      $   6,655,075
  Net realized loss from investments and foreign currency transactions ...................        (205,879)        (6,055,260)
  Net unrealized depreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................      (2,039,525)        (8,370,208)
                                                                                              -------------------------------
   Net increase (decrease) in net assets resulting from operations .......................         438,680         (7,770,393)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................        (116,818)        (9,277,104)
   Class 2 ...............................................................................            (812)           (19,727)
                                                                                              -------------------------------
 Total distributions to shareholders .....................................................        (117,630)        (9,296,831)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................        (338,968)       (43,358,906)
   Class 2 ...............................................................................         693,020            465,304
                                                                                              -------------------------------
 Total capital share transactions ........................................................         354,052        (42,893,602)
   Net increase (decrease) in net assets .................................................         675,102        (59,960,826)
Net assets:
 Beginning of period .....................................................................      90,979,911        150,940,737
                                                                                              -------------------------------
 End of period ...........................................................................    $ 91,655,013      $  90,979,911
                                                                                              ===============================
Undistributed net investment income included in net assets:
 End of period ...........................................................................    $  2,796,359      $     229,905
                                                                                              ===============================

                       See notes to financial statements.

                                                                         TGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Global Income Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 72% of the Fund's shares were sold through one insurance company. The Fund seeks high current income, with capital appreciation as a secondary goal. The portfolio invests in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The portfolio may also invest in lower-rated "junk bonds."

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

g. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

                                                                         TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                           Six Months Ended                    Year Ended
                                                            June 30, 2000                  December 31, 1999(a)
                                                   -----------------------------------------------------------------
                                                        Shares          Amount           Shares          Amount
Class 1 Shares:                                    -----------------------------------------------------------------
Shares sold ......................................       150,065    $   1,611,401         755,763    $   9,398,931
Shares issued on merger (Note 7) .................     1,620,086       17,464,656              --               --
Shares issued on reinvestment of distributions ...        10,838          116,818         815,256        9,277,104
Shares redeemed ..................................    (1,788,206)     (19,531,843)     (5,116,543)     (62,034,941)
                                                      ------------------------------------------------------------
Net decrease .....................................        (7,217)   $    (338,968)     (3,545,524)   $ (43,358,906)
                                                      ============================================================
Class 2 Shares:
Shares sold ......................................        14,333    $     156,866          40,368    $     470,374
Shares issued on merger (Note 7) .................        70,754          759,809              --               --
Shares issued on reinvestment of distributions ...            76              812           1,764           19,727
Shares redeemed ..................................       (20,987)        (224,467)         (2,055)         (24,797)
                                                      ------------------------------------------------------------
Net increase .....................................        64,176    $     693,020          40,077    $     465,304
                                                      ============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                            Affiliation
       ----------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                                Investment manager
       Templeton Investment Counsel, Inc. (TICI)                         Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .50%          Over $100 million, up to and including $250 million
               .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TICI provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by the Fund's investment manager based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Included in professional fees are legal fees of $236 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

As of December 31, 1999, Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT - Templeton Global Income Securities Fund include December 31, 1999 capital loss carryovers of $2,367,359 acquired as a result of the reorganization with the Templeton Variable Products Series Fund (TVP) - Templeton Bond Fund (See note 7). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

  Capital loss carryover expiring in:
  2002 ..............................  $ 1,294,963
  2003 ..............................    1,605,323
  2007 ..............................    5,595,723
                                       -----------
                                       $ 8,496,009
                                       ===========

At December 31, 1999, the Fund had deferred capital losses and deferred currency losses of $1,407,836 occurring subsequent to October 31, 1999. For tax purposes, such loss will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and merger related expenses.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

  Unrealized appreciation .............  $    128,972
  Unrealized depreciation .............    (9,630,656)
                                         ------------
  Net unrealized depreciation .........  $ (9,501,684)
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $11,819,718 and $26,678,045, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 2000, the Fund has outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by

                                                                         TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                    In                            Unrealized
             Contracts to Sell                                 Exchange for      Settlement Date  Gain (Loss)
----------------------------------------------------------------------------------------------------------------
 48,100,000  Japanese Yen                                      U.S.  $  463,391       7/26/00     U.S.  $  6,444

             Contracts to Sell
--------------------------------------------------------------
294,520,000  Japanese Yen                                      U.S.  $2,786,377       7/19/00     U.S.  $ (7,679)
                                                                                                        --------
 Net unrealized loss on offsetting forward exchange contracts                                            (22,372)
                                                                                                        --------
  Unrealized loss on forward exchange contracts                                                          (30,051)
                                                                                                        --------
   Net unrealized loss on forward exchange contracts                                              U.S.  $(23,607)
                                                                                                        ========

7. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in Germany, such concentration may subject the Fund more significantly to economic changes occurring within this country.

8. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Bond Fund pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,620,086 Class 1 shares and 70,754 Class 2 shares of the FTVIPT - Templeton Global Income Securities Fund (valued at $10.78 per share and $10.74 per share, respectively) for the net assets of the TVP - Templeton Bond Fund which aggregated $18,224,465, including $1,980,489 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Global Income Securities Fund immediately after the merger were $94,683,176.

TGI-16